Lincoln ChoicePlus AssuranceSM (A Share)
Lincoln New York Account N
for Variable Annuities
Individual Variable Annuity Contracts

Home Office:
Lincoln Life & Annuity Company of New York
100 Madison Street, Suite 1860
Syracuse, NY 13202
www.LincolnFinancial.com

Servicing Office:
Lincoln Life & Annuity Company of New York
PO Box 2348
Fort Wayne, IN 46801-2348
1-888-868-2583

This prospectus describes an individual flexible premium deferred variable annuity contract that is issued by Lincoln Life & Annuity Company of New York (Lincoln New York or Company). This contract is primarily for use with nonqualified plans and qualified retirement plans under Sections 408 (IRAs) and 408A (Roth IRAs) of the tax code. Generally, you do not pay federal income tax on the contract's growth until it is paid out. However, IRAs provide tax deferral whether or not the funds are invested in an annuity contract. Further, if your contract is a Roth IRA, you generally will not pay income tax on a distribution, provided certain conditions are met. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. The contract is designed to accumulate Contract Value and to provide retirement income over a certain period of time, or for life, subject to certain conditions. This contract also offers a Death Benefit payable upon the death of the Contractowner or Annuitant.

The minimum initial Gross Purchase Payment for the contract is $1,500 ($10,000 if sold as part of a fee-based plan). Additional Gross Purchase Payments, subject to certain restrictions, may be made to the contract and must be at least $100 per payment ($25 if transmitted electronically), and at least $300 annually.

Except as noted below, you choose whether your Contract Value accumulates on a variable or a fixed (guaranteed) basis or both. Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting Purchase Payments or transfers into the fixed side of the contract at any time. If any portion of your Contract Value is in the fixed account, we promise to pay you your principal and a minimum interest rate. For the life of your contract or during certain periods, we may impose restrictions on the fixed account. At this time, the only fixed account available is for dollar cost averaging purposes.

All Net Purchase Payments for benefits on a variable basis will be placed in Lincoln New York Account N for Variable Annuities (Variable Annuity Account [VAA]). The VAA is a segregated investment account of Lincoln New York. You take all the investment risk on the Contract Value and the retirement income for amounts placed into one or more of the contract's variable options. If the Subaccounts you select make money, your Contract Value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the Subaccounts you select. We do not guarantee how any of the variable options or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract. The contracts are not bank deposits and are not endorsed by any bank or government agency.

The available funds are listed below:

AIM Variable Insurance Funds (Invesco Variable Insurance Funds):
     Invesco V.I. International Growth Fund*

AllianceBernstein Variable Products Series Fund:
     AllianceBernstein VPS Global Thematic Growth Portfolio
     AllianceBernstein VPS Small/Mid Cap Value Portfolio

American Funds Insurance Series (Reg. TM):
     American Funds Global Growth Fund*
     American Funds Global Small Capitalization Fund*
     American Funds Growth Fund*
     American Funds Growth-Income Fund*
     American Funds International Fund*

BlackRock Variable Series Funds, Inc.:
     BlackRock Global Allocation V.I. Fund

Delaware VIP (Reg. TM) Trust:
     Delaware VIP (Reg. TM) Diversified Income Series
     Delaware VIP (Reg. TM) Emerging Markets Series
     Delaware VIP (Reg. TM) High Yield Series*

     Delaware VIP (Reg. TM) Limited-Term Diversified Income Series Delaware VIP (Reg. TM) REIT Series
     Delaware VIP (Reg. TM) Small Cap Value Series
     Delaware VIP (Reg. TM) Smid Cap Growth Series
     Delaware VIP (Reg. TM) U.S. Growth Series
     Delaware VIP (Reg. TM) Value Series

DWS Variable Series II:
     DWS Alternative Asset Allocation VIP Portfolio

Fidelity (Reg. TM) Variable Insurance Products:
     Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio
     Fidelity (Reg. TM) VIP Growth Portfolio
     Fidelity (Reg. TM) VIP Mid Cap Portfolio

Franklin Templeton Variable Insurance Products Trust:
     Franklin Income VIP Fund
     (formerly FTVIPT Franklin Income Securities Fund)
     Franklin Mutual Shares VIP Fund
     (formerly FTVIPT Mutual Shares Securities Fund)

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   Templeton Global Bond VIP Fund*
     (formerly FTVIPT Templeton Global Bond Securities Fund)

Legg Mason Partners Variable Equity Trust:
     ClearBridge Variable Mid Cap Core Portfolio*

Lincoln Variable Insurance Products Trust:
     LVIP American Century VP Mid Cap Value RPM Fund
     LVIP American Global Growth Fund*
     LVIP American Global Small Capitalization Fund*
     LVIP American Growth Fund*
     LVIP American Growth-Income Fund*
     LVIP American International Fund*
     LVIP Baron Growth Opportunities Fund
     LVIP BlackRock Emerging Markets RPM Fund
     LVIP BlackRock Equity Dividend RPM Fund
     LVIP BlackRock Global Allocation V.I. RPM Fund
     LVIP BlackRock Inflation Protected Bond Fund
     LVIP Capital Growth Fund
     LVIP Clarion Global Real Estate Fund
     LVIP ClearBridge Variable Appreciation RPM Fund
     LVIP Columbia Small-Mid Cap Growth RPM Fund
     LVIP Delaware Bond Fund
     LVIP Delaware Diversified Floating Rate Fund
     LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund* LVIP Delaware Growth and Income Fund*
     LVIP Delaware Social Awareness Fund
     LVIP Delaware Special Opportunities Fund
     LVIP Dimensional Non-U.S. Equity RPM Fund
     LVIP Dimensional U.S. Equity RPM Fund
     LVIP Dimensional/Vanguard Total Bond Fund
     LVIP Franklin Mutual Shares VIP RPM Fund
    (formerly LVIP Franklin Mutual Shares Securities RPM Fund)
     LVIP Global Income Fund
     LVIP Invesco Diversified Equity-Income RPM Fund*
     LVIP Invesco V.I. Comstock RPM Fund
     LVIP JPMorgan High Yield Fund
     LVIP JPMorgan Mid Cap Value RPM Fund
     LVIP Managed Risk Profile 2010 Fund*
     LVIP Managed Risk Profile 2020 Fund*
     LVIP Managed Risk Profile 2030 Fund*
     LVIP Managed Risk Profile 2040 Fund*
     LVIP Managed Risk Profile Conservative Fund

     LVIP Managed Risk Profile Growth Fund
     LVIP Managed Risk Profile Moderate Fund
     LVIP MFS International Growth Fund
     LVIP MFS International Growth RPM Fund
     LVIP MFS Value Fund
     LVIP Mid-Cap Value Fund
     LVIP Mondrian International Value Fund
     LVIP Money Market Fund
     LVIP Multi-Manager Global Equity RPM Fund*
     LVIP PIMCO Low Duration Bond Fund*
     LVIP SSgA Bond Index Fund
     LVIP SSgA Conservative Index Allocation Fund
     LVIP SSgA Conservative Structured Allocation Fund
     LVIP SSgA Developed International 150 Fund
     LVIP SSgA Emerging Markets 100 Fund
     LVIP SSgA Global Tactical Allocation RPM Fund
     LVIP SSgA International Index Fund
     LVIP SSgA International RPM Fund
     LVIP SSgA Large Cap 100 Fund
     LVIP SSgA Large Cap RPM Fund
     LVIP SSgA Moderate Index Allocation Fund
     LVIP SSgA Moderate Structured Allocation Fund
     LVIP SSgA Moderately Aggressive Index Allocation Fund
     LVIP SSgA Moderately Aggressive Structured Allocation Fund
     LVIP SSgA Small-Mid Cap 200 Fund
     LVIP SSgA S&P 500 Index Fund**
     LVIP SSgA Small-Cap Index Fund
     LVIP SSgA Small-Cap RPM Fund
     LVIP T. Rowe Price Growth Stock Fund
     LVIP T. Rowe Price Structured Mid-Cap Growth Fund
     LVIP Templeton Growth RPM Fund
     LVIP UBS Large Cap Growth RPM Fund
     LVIP Vanguard Domestic Equity ETF Fund
     LVIP Vanguard International Equity ETF Fund
     LVIP VIP Contrafund (Reg. TM) RPM Portfolio
     LVIP VIP Mid Cap RPM Portfolio*

MFS (Reg. TM) Variable Insurance TrustSM:
     MFS (Reg. TM) VIT Growth Series
     MFS (Reg. TM) VIT Utilities Series

PIMCO Variable Insurance Trust:
     PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio

*Not all funds are available in all contracts. Refer to the Description of the Funds section of this prospectus for specific information regarding availability of funds.

** "Standard & Poor's (Reg. TM)", "S&P 500 (Reg. TM)", "Standard & Poor's 500 (Reg. TM)" and "500" are trademarks of Standard & Poor's Financial Services, LLC, a subsidiary of The McGraw-Hill Companies, Inc. and have been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product.

This prospectus gives you information about the contract that you should know before you decide to buy a contract and make Gross Purchase Payments. You should also review the prospectuses for the funds and keep all prospectuses for future reference.

Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

More information about the contract is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI is incorporated by reference into this prospectus and is legally part of this prospectus. For a free copy of the SAI, write: Lincoln Life & Annuity Company of New York, PO Box 2348, Fort Wayne, IN 46801-2348, or call 1-888-868-2583.
The SAI and other information about Lincoln New York and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.

May 1, 2014

Table of Contents


Item                                                                             Page
Special Terms                                                                      4
Expense Tables                                                                     6
Summary of Common Questions                                                       17
Lincoln Life & Annuity Company of New York                                        20
Variable Annuity Account (VAA)                                                    21
Investments of the Variable Annuity Account                                       22
Charges and Other Deductions                                                      28
The Contracts                                                                     38
 Purchase Payments                                                                39
 Transfers On or Before the Annuity Commencement Date                             40
 Surrenders and Withdrawals                                                       43
 Death Benefit                                                                    46
 Investment Requirements                                                          49
 Living Benefit Riders                                                            53
 Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)                           53
 Lincoln Lifetime IncomeSM Advantage                                              62
 Lincoln SmartSecurity (Reg. TM) Advantage                                        69
 4LATER (Reg. TM) Advantage (Managed Risk)                                        74
 i4LIFE (Reg. TM) Advantage                                                       77
 Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage                        81
 4LATER (Reg. TM) Advantage                                                       88
Annuity Payouts                                                                   92
 Fixed Side of the Contract                                                       93
Distribution of the Contracts                                                     96
Federal Tax Matters                                                               97
Additional Information                                                           102
 Voting Rights                                                                   102
 Return Privilege                                                                103
 Other Information                                                               103
Legal Proceedings                                                                103
Contents of the Statement of Additional Information (SAI)
for Lincoln New York Account N for Variable Annuities                            105
Appendix A - Condensed Financial Information                                     A-1
Appendix B - Condensed Financial Information                                     B-1
Appendix C - Condensed Financial Information                                     C-1
Appendix D-Guaranteed Annual Income Percentages For Previous Rider Elections     D-1
Appendix E-Guaranteed Income Benefit Percentages For Previous Rider Elections    E-1

Special Terms
In this prospectus, the following terms have the indicated meanings:

5% Enhancement-A feature under Lincoln Lifetime IncomeSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and 4LATER (Reg. TM) Advantage (Managed Risk) in which the Guaranteed Amount or Income Base, as applicable, minus Purchase Payments received in that year, will be increased by 5%, subject to certain conditions.

Access Period-Under i4LIFE (Reg. TM) Advantage, a defined period of time during which we make Regular Income Payments to you while you still have access to your Account Value. This means that you may make withdrawals, surrender the contract, and have a Death Benefit.

Account or Variable Annuity Account (VAA)-The segregated investment account, Account N, into which we set aside and invest the assets for the variable side of the contract offered in this prospectus.

Account Value-Under i4LIFE (Reg. TM) Advantage, the initial Account Value is the Contract Value on the Valuation Date that i4LIFE (Reg. TM) Advantage is effective, less any applicable premium taxes. During the Access Period, the Account Value on a Valuation Date equals the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, reduced by Regular Income Payments, Guaranteed Income Benefit payments and withdrawals.

Accumulation Unit-A measure used to calculate Contract Value for the variable side of the contract before the Annuity Commencement Date and to calculate the i4LIFE (Reg. TM) Advantage Account Value during the Access Period.

Annuitant-The person upon whose life the annuity benefit payments are based, and upon whose life a Death Benefit may be paid.

Annuity Commencement Date-The Valuation Date when funds are withdrawn or converted into Annuity Units or fixed dollar payout for payment of retirement income benefits under the Annuity Payout option you select (other than i4LIFE (Reg. TM) Advantage).

Annuity Payout-A regularly scheduled payment (under any of the available annuity options) that occurs after the Annuity Commencement Date (or Periodic Income Commencement Date if i4LIFE (Reg. TM) Advantage has been elected). Payments may be variable or fixed, or a combination of both.

Annuity Unit-A measure used to calculate the amount of Annuity Payouts for the variable side of the contract after the Annuity Commencement Date. See Annuity Payouts.

Automatic Annual Step-up-Under Lincoln Lifetime IncomeSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and 4LATER (Reg. TM) Advantage (Managed Risk), the Guaranteed Amount or Income Base, as applicable, will automatically step-up to the Contract Value on each Benefit Year anniversary, subject to certain conditions.


Beneficiary-The person you choose to receive any Death Benefit paid if you die before the Annuity Commencement Date.

Benefit Year-Under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage, Lincoln SmartSecurity (Reg. TM) Advantage and 4LATER (Reg. TM) Advantage (Managed Risk), the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. Under Lincoln SmartSecurity (Reg. TM) Advantage, if the Contractowner elects a step-up, the Benefit Year will begin on the effective date of the step-up and each anniversary of the step-up after that.

Contractowner (you, your, owner)-The person who can exercise the rights within the contract (decides on investment allocations, transfers, payout option, designates the Beneficiary, etc.). Usually, but not always, the Contractowner is the Annuitant.

Contract Value (may be referred to as Account Value in marketing materials)-At a given time before the Annuity Commencement Date, the total value of all Accumulation Units for a contract plus the value of the fixed side of the contract, if any.

Contract Year-Each one-year period starting with the effective date of the contract and starting with each contract anniversary after that.

Death Benefit-Before the Annuity Commencement Date, the amount payable to your designated Beneficiary if the Contractowner dies or, if selected, to the Contractowner if the Annuitant dies. See The Contracts - Death Benefit for a description of the various Death Benefit options.

Enhancement Period-Under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed
Risk), Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage, and 4LATER (Reg. TM) Advantage (Managed Risk), the 10-year period during which the 5% Enhancement is in effect. A new Enhancement Period will begin each time an Automatic Annual Step-up to the Contract Value occurs.

Excess Withdrawals-Amounts withdrawn during a Benefit Year, as specified for each Living Benefit Rider, which decrease or eliminate the guarantees under the rider.

Fee-Based Financial Plan-A wrap account, managed account or other investment program whereby an investment firm/ professional offers asset allocation and/or investment advice for a fee. Such programs can be offered by broker-dealers, banks and registered investment advisors, trust companies and other firms. Under this arrangement, the Contractowner pays the investment firm/professional directly for services. Different charges and expenses apply to contracts purchased as part of a Fee-Based Financial Plan.

Good Order-The actual receipt at our Servicing Office of the requested transaction in writing or by other means we accept, along with all information and supporting legal documentation necessary to effect the transaction. The forms we provide will identify the necessary documentation. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.

Gross Purchase Payments-Amounts paid into the contract before deduction of the sales charge. References to Purchase Payments refer to Gross Purchase Payments unless otherwise stated.

Guaranteed Amount-The value used to calculate your withdrawal benefit under Lincoln Lifetime IncomeSM Advantage or Lincoln SmartSecurity (Reg. TM) Advantage.

Guaranteed Amount Annuity Payout Option-A fixed Annuity Payout option available under Lincoln SmartSecurity (Reg. TM) Advantage under which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life.

Guaranteed Annual Income-The guaranteed periodic withdrawal amount available from the contract each year for life under Lincoln Lifetime IncomeSM Advantage
2.0 (Managed Risk) and Lincoln Lifetime IncomeSM Advantage 2.0.

Guaranteed Annual Income Amount Annuity Payout Option-A payout option available under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and Lincoln Lifetime IncomeSM Advantage 2.0 in which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Guaranteed Annual Income amount for life.

Guaranteed Period-The length of the period during which Contract Value in a fixed account will be credited a guaranteed interest rate.

Income Base-Under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and Lincoln Lifetime IncomeSM Advantage 2.0, a value used to calculate the Guaranteed Annual Income amount. Under 4LATER (Reg. TM) Advantage or 4LATER (Reg. TM) Advantage (Managed Risk), the Income Base will be used to calculate the minimum payouts available under your contract at a later date. The amount of the Income Base varies based on when you elect the rider, and is adjusted as set forth in this prospectus.

Interest Adjustment-An upward or downward adjustment on the amount of Contract Value in the fixed account upon a transfer, withdrawal or surrender of Contract Value from the fixed account due to fluctuations in interest rates.

Investment Requirements-Restrictions in how you may allocate your Subaccount investments if you own certain Living Benefit Riders.

Lifetime Income Period-Under i4LIFE (Reg. TM) Advantage, the period of time following the Access Period during which we make Regular Income Payments to you (and Secondary Life, if applicable) for the rest of your life. During the Lifetime Income Period, you will no longer have access to your Account Value or receive a Death Benefit.

Lincoln New York (we, us, our, company)-Lincoln Life & Annuity Company of New York (LNY).

Living Benefit Rider-A general reference to optional riders that may be available for purchase, and provide some type of a minimum guarantee while you are alive. The riders that are currently available are: Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), 4LATER (Reg. TM) Advantage (Managed
Risk), i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) and i4LIFE (Reg. TM) Advantage (without the Guaranteed Income Benefit). Riders that are no longer available for purchase include Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0, 4LATER (Reg. TM) Advantage and certain versions of the Guaranteed Income Benefit. If you select a Living Benefit Rider, Excess Withdrawals may have adverse effects on the benefit, and you may be subject to Investment Requirements.

Maximum Annual Withdrawal-The guaranteed periodic withdrawal available under Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity (Reg. TM) Advantage.

Maximum Annual Withdrawal Amount Annuity Payout Option - A fixed Annuity Payout option available under Lincoln Lifetime IncomeSM Advantage under which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life.

Periodic Income Commencement Date-The Valuation Date on which the amount of i4LIFE (Reg. TM) Advantage Regular Income Payments are determined.

Net Purchase Payments-The Gross Purchase Payment amount less the sales charge. The Net Purchase Payment is the amount placed in the fixed account and/or the variable account.

Regular Income Payments-The variable, periodic income payments paid under i4LIFE (Reg. TM) Advantage.

Secondary Life-Under i4LIFE (Reg. TM) Advantage and 4LATER (Reg. TM) Advantage (Managed Risk), the person designated by the Contractowner upon whose life the Annuity Payouts will also be contingent.

Subaccount-The portion of the VAA that reflects investments in Accumulation and Annuity Units of a class of a particular fund available under the contracts. There is a separate Subaccount which corresponds to each class of a fund.

Valuation Date-Each day the New York Stock Exchange (NYSE) is open for trading.


Valuation Period-The period starting at the close of trading (normally 4:00 p.m. New York time) on each day that the NYSE is open for trading (Valuation
Date) and ending at the close of such trading on the next Valuation Date.

Expense Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.

The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer Contract Value between investment options, and/or (if available) the fixed account. State premium taxes may also be deducted.

                       CONTRACTOWNER TRANSACTION EXPENSES



Accumulation Phase:
  Sales charge (as a percentage of Gross Purchase Payments):1.............................      5.50%
  Transfer Charge:2.......................................................................    Up to $25
We may also apply an Interest Adjustment to amounts being withdrawn, surrendered or transferred from a
Guaranteed Period account (except for dollar cost averaging, cross-reinvestment, withdrawals up to the Maximum
Annual Withdrawal amount under Lincoln SmartSecurity (Reg. TM) Advantage and Regular
Income Payments under i4LIFE (Reg. TM)
Advantage). See Fixed Side of the Contract.

1 The sales charge percentage decreases as the value accumulated under certain of the owner's investment increases. For contracts purchased prior to November 15, 2010, the maximum sales charge is 5.75%. The sales charge will be waived for contracts purchased as part of a Fee-Based Financial Plan. See Charges and Other Deductions.

2 The transfer charge will not be imposed on the first 12 transfers during a Contract Year. We reserve the right to charge a $25 fee for the 13th and each additional transfer during any Contract Year, excluding automatic dollar cost averaging, portfolio rebalancing and cross reinvestment transfers.


The following tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses. Only one table will apply to a given Contractowner. The tables differ based on whether the Contractowner has purchased the i4LIFE (Reg. TM) Advantage rider.
 o Table A reflects the expenses for a contract that has not elected i4LIFE (Reg. TM) Advantage (Base contract).
 o Table B reflects the expenses for a contract that has elected i4LIFE (Reg.
   TM) Advantage.
 o Table C reflects the expenses for a contract that has elected i4LIFE (Reg.
   TM) Advantage Guaranteed Income Benefit (Managed Risk) and previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk).
 o Table D reflects the expenses for a contract that has elected i4LIFE (Reg.
   TM) Advantage and previously purchased 4LATER (Reg. TM) Advantage.

                                    TABLE A



                                                                                                  For Contracts Purchased
                                                                                                   as Part of a Fee-Based
                                                                                                       Financial Plan
Annual Account Fee:1............................................................     $    20                N/A
Separate Account Annual Expenses (as a percentage of average daily net assets in the Subaccounts):2,3
Account Value Death Benefit
  Mortality and Expense Risk Charge.............................................        0.65%              0.50%
  Administrative Charge.........................................................        0.10%              0.10%
  Total Separate Account Expenses...............................................        0.75%              0.60%
Guarantee of Principal Death Benefit
  Mortality and Expense Risk Charge.............................................        0.70%              0.55%
  Administrative Charge.........................................................        0.10%              0.10%
  Total Separate Account Expenses...............................................        0.80%              0.65%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Mortality and Expense Risk Charge.............................................        0.95%              0.80%
  Administrative Charge.........................................................        0.10%              0.10%
  Total Separate Account Expenses...............................................        1.05%              0.90%

                                                                                 Single      Joint
                                                                                  Life        Life
Optional Living Benefit Rider Charges:4
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk):5,6
  Guaranteed Maximum Charge..................................................     2.00%      2.00%
  Current Charge.............................................................     1.05%      1.25%
Lincoln Lifetime IncomeSM Advantage:7
  Guaranteed Maximum Charge..................................................     1.50%      1.50%
  Current Charge.............................................................     0.90%      0.90%
Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option:8
  Guaranteed Maximum Charge..................................................     1.50%      1.50%
  Current Charge.............................................................     0.85%      1.00%
Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option:8
  Guaranteed Maximum Charge..................................................     0.95%       N/A
  Current Charge.............................................................     0.85%       N/A
4LATER (Reg. TM) Advantage:9
  Guaranteed Maximum Charge..................................................     1.50%       N/A
  Current Charge.............................................................     0.65%       N/A
4LATER (Reg. TM) Advantage (Managed Risk):10
  Guaranteed Maximum Charge..................................................     2.00%      2.00%
  Current Charge.............................................................     1.05%      1.25%

1 The account fee will be waived if your Contract Value is $50,000 or more at the end of any particular Contract Year. This account fee will be waived after the fifteenth Contract Year. The account fee will also be deducted upon full surrender of the contract if the Contract Value is less than $50,000. We don't assess the account fee on contracts issued to individuals who purchase the contract as part of a Fee-Based Financial Plan.

2 For contracts purchased prior to November 15, 2010 (prior to June 30, 2010 for contracts purchased as part of a Fee-Based Financial Plan), the total annual charges are as follows: EGMDB 0.90%; Guarantee of Principal 0.75%; Account Value 0.65%. In the event of a subsequent Death Benefit change, the charge will be based on the charges in effect at the time the contract was purchased.

3 The mortality and expense risk charge and administrative charge together are 0.75% (0.60% for contracts purchased as part of a Fee-Based Financial Plan and for all contracts purchased prior to November 15, 2010), on and after the Annuity Commencement Date.

4 You may not have more than one Living Benefit Rider on your contract.

5 As an annualized percentage of the Income Base (initial Purchase Payment or
  Contract Value at the time of election), as increased for subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements and decreased by Excess Withdrawals. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Charge for a discussion of these changes to the Income Base. This charge is deducted from the Contract Value on a quarterly basis.

6 The charge for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) also applies to an older version of the rider - Lincoln Lifetime IncomeSM Advantage 2.0 - which is no longer available for purchase.

7 As an annualized percentage of the Guaranteed Amount (initial Purchase
  Payment or Contract Value at the time of election) as increased for subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements and the 200% Step-up and decreased for withdrawals. This charge is deducted from the Contract Value on a quarterly basis. For Lincoln Lifetime IncomeSM Advantage riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.75% to 0.90% upon the earlier of (a) the next Automatic Annual Step-up of the Guaranteed Amount or (b) the next Benefit Year anniversary if cumulative Purchase Payments received after the first Benefit Year anniversary equal or exceed $100,000. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge for further information. This rider is no longer available for purchase.

8 As an annualized percentage of the Guaranteed Amount (initial Purchase
  Payment or Contract Value at the time of election), as increased for subsequent Purchase Payments, and step-ups and decreased for withdrawals. This charge is deducted from the Contract Value on a quarterly basis. For Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option riders purchased prior to December 3, 2012, the current annual percentage charge will increase to 0.85% (single life option) and 1.00% (joint life option) upon the next election of a step-up of the Guaranteed Amount. For Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option riders the current annual percentage charge will increase to 0.85% upon the next election of a step-up of the Guaranteed Amount. This rider is no longer available for purchase. See Charges and Other Deductions - Lincoln SmartSecurity (Reg. TM) Advantage Charge for further information.

9 As an annualized percentage of the Income Base (initial Purchase Payment or
  Contract Value at the time of election), as increased for subsequent Purchase Payments, automatic 15% Enhancements, and resets and decreased for withdrawals. This charge is deducted from the Subaccounts on a quarterly basis. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base. See Charges and Other Deductions - 4LATER (Reg.
  TM) Advantage Charge for further information. This rider is no longer available for purchase.

10 As an annualized percentage of the Income Base (initial Purchase Payment or
  Contract Value at the time of election), as increased for subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements and decreased by withdrawals. See Charges and Other Deductions - 4LATER (Reg. TM) Advantage (Managed Risk) Charge for a discussion of these changes to the Income Base.

                                    TABLE B



                                                                                        For Contracts Purchased
                                                                                         as Part of a Fee-Based
                                                                                             Financial Plan
Annual Account Fee:1..................................................     $    20                N/A
i4LIFE (Reg. TM) Advantage without a Guaranteed Income Benefit rider:2
  Account Value Death Benefit.........................................        1.15%              1.00%
  Guarantee of Principal Death Benefit................................        1.20%              1.05%
  Enhanced Guaranteed Minimum Death Benefit (EGMDB)...................        1.45%              1.30%



                                                                                                  For Contracts
                                                                                                  Purchased
                                                                                                  as Part of a Fee-Based
                                                                                                      Financial Plan
i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) and    Single      Joint      Single      Joint
Guaranteed Income Benefit (version 4):3,4                                   Life        Life       Life        Life
Account Value Death Benefit
  Guaranteed Maximum Charge............................................     3.15%      3.15%       3.00%      3.00%
  Current Charge.......................................................     1.80%      2.00%       1.65%      1.85%
Guarantee of Principal Death Benefit
  Guaranteed Maximum Charge............................................     3.20%      3.20%       3.05%      3.05%
  Current Charge.......................................................     1.85%      2.05%       1.70%      1.90%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Guaranteed Maximum Charge............................................     3.45%      3.45%       3.30%      3.30%
  Current Charge.......................................................     2.10%      2.30%       1.95%      2.15%



                                                                                                      For Contracts Purchased
                                                                                                       as Part of a Fee-Based
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (versions 1, 2 and 3):5 Single/Joint Life        Financial Plan
Account Value Death Benefit
  Guaranteed Maximum Charge......................................................       2.65%                  2.50%
  Current Charge.................................................................       1.65%                  1.50%
Guarantee of Principal Death Benefit
  Guaranteed Maximum Charge......................................................       2.70%                  2.55%
  Current Charge.................................................................       1.70%                  1.55%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Guaranteed Maximum Charge......................................................       2.95%                  2.80%
  Current Charge.................................................................       1.95%                  1.80%

1 The account fee will be waived if your Contract Value is $50,000 or more at the end of any particular Contract Year. This account fee will be waived after the fifteenth Contract Year. The account fee will also be deducted upon full surrender of the contract if the Contract Value is less than $50,000. We don't assess the account fee on contracts issued to individuals who purchase the contract as part of a Fee-Based Financial Plan.

2 As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of i4LIFE (Reg. TM) Advantage. For contracts purchased prior to November 15, 2010 (prior to June 30, 2010 for contracts purchased as part of a Fee-Based Financial Plan), the annual charges are as follows: EGMDB 1.30%; Guarantee of Principal 1.15%; Account Value 1.05%. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Rider Charge for further information. These charges continue during the Access Period. The i4LIFE (Reg. TM) Advantage charge is reduced to 1.15% during the Lifetime Income Period or 1.00% for contracts purchased as part of a Fee-Based Financial Plan.

3 As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge for the Guaranteed Income Benefit is 0.65% of Account Value for the single life option and 0.85% of Account Value for the joint life option with a guaranteed maximum charge of 2.00%. These charges are added to the i4LIFE (Reg. TM) Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge is added to the i4LIFE (Reg. TM) Advantage charge of 1.15%, or 1.00% for contracts purchased as part of a fee-based financial plan. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit Charge for further information. Contractowners who elected i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit between September 13, 2010 and November 15, 2010 (not as part of a fee-based financial plan) will pay a lower charge based upon the lower i4LIFE (Reg. TM) Advantage Mortality and Expense Risk Charge. See your contract for further descroption of your charges. These charges apply to i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) and also i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4).

4 i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) is the only version of this rider available for purchase unless you are guaranteed to elect a prior version under another Living Benefit Rider.

5 As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge for the Guaranteed Income Benefit is 0.50% of Account Value with a guaranteed maximum charge of 1.50%. This charge is added to the i4LIFE (Reg. TM) Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge is added to the i4LIFE (Reg. TM) Advantage charge of 1.15%, or 1.00% for contracts purchased as part of a fee-based financial plan. The percentage charge may change to the current charge in effect at the time you elect an additional step-up period, not to exceed the guaranteed maximum charge percentage. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Charge for further information. Contractowners who elected i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefits (version 1, 2 and 3) as part of a fee-based financial plan prior to June 30, 2010 will pay a higher charge based upon the higher i4LIFE (Reg. TM) Advantage Mortality and Expense Risk Charge. See your contract for further description of your charges.



                                    TABLE C



                                                                                                          For Contracts
                                                                                                          Purchased
                                                                                                          as Part of a Fee-Based
                                                                                                              Financial Plan
Annual Account Fee:1........................................................    $20                                N/A
i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) for
purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage          Single        Joint      Single      Joint
2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk):............       Life         Life       Life        Life
  Separate Account Annual Expenses (as a percentage of average daily net assets in the Subaccounts):
   Account Value Death Benefit..............................................        0.75%      0.75%       0.60%      0.60%
   Guarantee of Principal Death Benefit.....................................        0.80%      0.80%       0.65%      0.65%
   Enhanced Guaranteed Minimum Death Benefit (EGMDB)........................        1.05%      1.05%       0.90%      0.90%
  i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk):2,3
   Guaranteed Maximum Charge................................................        2.00%      2.00%       2.00%      2.00%
   Current Charge...........................................................        1.05%      1.25%       1.05%      1.25%

1 The account fee will be waived if your Contract Value is $50,000 or more at the end of any particular Contract Year. This account fee will be waived after the fifteenth Contract Year. The account fee will also be deducted upon full surrender of the contract if the Contract Value is less than $50,000. We don't assess the account fee on contracts issued to individuals who purchase the contract as part of a Fee-Based Financial Plan.

2 As an annualized percentage of the greater of the Income Base (associated with Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)) or Account Value. This charge is deducted from Account Value on a quarterly basis and only on and after the effective date of i4LIFE (Reg. TM) Advantage. In the event of an automatic step-up in the Guaranteed Income Benefit, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increases and 2) the dollar amount of the charge will also increase by the percentage increase, if any, to the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) current charge rate. (The Lincoln Lifetime IncomeSM Advantage
  2.0 (Managed Risk) charge continues to be a factor in determining the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) charge.) See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage (Managed Risk). The same charges apply to Lincoln Lifetime IncomeSM Advantage 2.0 purchasers who elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4).

3 As an annualized percentage of the greater of the Income Base (associated with the 4LATER (Reg. TM) Advantage (Managed Risk)) or Account Value. This charge is deducted from Account Value on a quarterly basis and only on and after the effective date of i4LIFE (Reg. TM) Advantage. In the event of an automatic step-up in the Guaranteed Income Benefit, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increases and
  2) the dollar amount of the charge will also increase by the percentage increase, if any, to the 4LATER (Reg. TM) Advantage (Managed Risk) current charge rate. (The 4LATER (Reg. TM) Advantage (Managed Risk) charge continues to be a factor in determining the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit charge.) See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk).

                                    TABLE D



                                                                                                      For Contracts Purchased
                                                                                                       as Part of a Fee-Based
                                                                                                           Financial Plan
Annual Account Fee:1......................................................................  $    20             N/A
i4LIFE (Reg. TM) Advantage with 4LATER (Reg. TM) Advantage Guaranteed Income Benefit for
purchasers
who previously purchased 4LATER (Reg. TM) Advantage:2
Account Value Death Benefit
  Guaranteed Maximum Charge...............................................................     2.65%           2.50%
  Current Charge..........................................................................     1.80%           1.65%
Guarantee of Principal Death Benefit
  Guaranteed Maximum Charge...............................................................     2.70%           2.55%
  Current Charge..........................................................................     1.85%           1.70%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Guaranteed Maximum Charge...............................................................     2.95%           2.80%
  Current Charge..........................................................................     2.10%           1.95%

1 The account fee will be waived if your Contract Value is $50,000 or more at the end of any particular Contract Year. This account fee will be waived after the fifteenth Contract Year. The account fee will also be deducted upon full surrender of the contract if the Contract Value is less than $50,000. We don't assess the account fee on contracts issued to individuals who purchase the contract as part of a Fee-Based Financial Plan.

2 As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge for the Guaranteed Income Benefit is 0.65% of the Account Value with a guaranteed maximum charge of 1.50%. This charge is added to the i4LIFE (Reg. TM) Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge is added to the i4LIFE (Reg. TM) Advantage charge of 1.15%, or 1.00% for contracts purchased as part of a Fee-Based Financial Plan. The percentage charge will change to the current charge in effect upon election of a new step-up period, not to exceed the guaranteed maximum charge percentage. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base. See Charges and Other Deductions - 4LATER (Reg. TM) Advantage Guaranteed Income Benefit Charge for further information.


The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2013. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.


                                                                             Minimum   Maximum
                                                                            --------- --------
      Total Annual Fund Operating Expenses (expenses that are deducted from fund assets, including management fees, distribution and/or service
       (12b-1) fees, and other expenses)...................................  0.48%     2.44%
      Total Annual Fund Operating Expenses (after contractual waivers/
       reimbursements*)....................................................  0.48%     1.80%

* Some of the funds have entered into contractual waiver or reimbursement arrangements that may reduce fund management and other fees and/or expenses during the period of the arrangement. These arrangements vary in length, but no arrangement will terminate before April 30, 2015.


The following table shows the expenses charged by each fund for the year ended
  December 31, 2013:
(as a percentage of each fund's average net assets):


                                                                                                        Other
                                                                   Management         12b-1 Fees        Expenses
                                                                   Fees (before       (before any       (before any
                                                                   any waivers/       waivers/          waivers/
                                                                   reimburse-         reimburse-        reimburse-
                                                                   ments)         +   ments)        +   ments)        +
AllianceBernstein VPS Global Thematic Growth Portfolio - Class B       0.75%             0.25%             0.23%
AllianceBernstein VPS Small/Mid Cap Value Portfolio - Class B          0.75%             0.25%             0.06%
American Funds Global Growth Fund - Class 2                            0.52%             0.25%             0.03%
American Funds Global Small Capitalization Fund - Class 2              0.70%             0.25%             0.04%
American Funds Growth Fund - Class 2                                   0.33%             0.25%             0.02%



                                                                                                              Total
                                                                                  Total         Total         Expenses
                                                                                  Expenses      Contractual   (after
                                                                   Acquired       (before any   waivers/      Contractual
                                                                   Fund           waivers/      reimburse-    waivers/
                                                                   Fees and       reimburse-    ments         reimburse-
                                                                   Expenses   =   ments)        (if any)      ments)
AllianceBernstein VPS Global Thematic Growth Portfolio - Class B     0.00%           1.23%           0.00%         1.23%
AllianceBernstein VPS Small/Mid Cap Value Portfolio - Class B        0.00%           1.06%           0.00%         1.06%
American Funds Global Growth Fund - Class 2                          0.00%           0.80%           0.00%         0.80%
American Funds Global Small Capitalization Fund - Class 2            0.00%           0.99%           0.00%         0.99%
American Funds Growth Fund - Class 2                                 0.00%           0.60%           0.00%         0.60%

                                                                                    Management         12b-1 Fees
                                                                                    Fees (before       (before any
                                                                                    any waivers/       waivers/
                                                                                    reimburse-         reimburse-
                                                                                    ments)         +   ments)
American Funds Growth-Income Fund - Class 2                                             0.27%             0.25%
American Funds International Fund - Class 2                                             0.49%             0.25%
BlackRock Global Allocation V.I. Fund - Class III(1)                                    0.62%             0.25%
ClearBridge Variable Mid Cap Core Portfolio - Class II                                  0.75%             0.25%
Delaware VIP (Reg. TM) Diversified Income Series - Service Class(2)                     0.59%             0.30%
Delaware VIP (Reg. TM) Emerging Markets Series - Service Class(2)                       1.25%             0.30%
Delaware VIP (Reg. TM) High Yield Series - Service Class(2)                             0.65%             0.30%
Delaware VIP (Reg. TM) Limited-Term Diversified Income Series - Service Class(2)        0.48%             0.30%
Delaware VIP (Reg. TM) REIT Series - Service Class(2)                                   0.75%             0.30%
Delaware VIP (Reg. TM) Small Cap Value Series - Service Class(2)                        0.72%             0.30%
Delaware VIP (Reg. TM) Smid Cap Growth Series - Service Class(2)                        0.74%             0.30%
Delaware VIP (Reg. TM) U. S. Growth Series - Service Class(2)                           0.65%             0.30%
Delaware VIP (Reg. TM) Value Series - Service Class(2)                                  0.64%             0.30%
DWS Alternative Asset Allocation VIP Portfolio - Class B(3)                             0.36%             0.25%
Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio - Service Class 2                 0.55%             0.25%
Fidelity (Reg. TM) VIP Growth Portfolio - Service Class 2                               0.55%             0.25%
Fidelity (Reg. TM) VIP Mid Cap Portfolio - Service Class 2                              0.55%             0.25%
Franklin Income VIP Fund - Class 2(4)                                                   0.45%             0.25%
Franklin Mutual Shares VIP Fund - Class 2                                               0.60%             0.25%
Invesco V.I. International Growth Fund - Series II Shares(5)                            0.71%             0.25%
LVIP American Century VP Mid Cap Value RPM Fund - Service Class(6)                      0.75%             0.35%
LVIP American Global Growth Fund - Service Class II(7)                                  0.53%             0.55%
LVIP American Global Small Capitalization - Service Class II(7)                         0.71%             0.55%
LVIP American Growth Fund - Service Class II(8)                                         0.33%             0.55%
LVIP American Growth-Income Fund - Service Class II(8)                                  0.27%             0.55%
LVIP American International Fund - Service Class II(8)                                  0.49%             0.55%
LVIP Baron Growth Opportunities Fund - Service Class(9)                                 1.00%             0.25%
LVIP BlackRock Emerging Markets RPM Fund - Service Class(10)                            0.55%             0.25%
LVIP BlackRock Equity Dividend RPM Fund - Service Class(11)                             0.74%             0.25%
LVIP BlackRock Global Allocation V.I. RPM Fund - Service Class(12)                      0.75%             0.35%
LVIP BlackRock Inflation Protected Bond Fund - Service Class(13)                        0.42%             0.25%
LVIP Capital Growth Fund - Service Class                                                0.69%             0.25%
LVIP Clarion Global Real Estate Fund - Service Class(14)                                0.69%             0.25%
LVIP ClearBridge Variable Appreciation RPM Fund - Service Class(15)                     0.64%             0.35%
LVIP Columbia Small-Mid Cap Growth RPM Fund - Service Class(16)                         0.84%             0.25%
LVIP Delaware Bond Fund - Service Class                                                 0.31%             0.35%
LVIP Delaware Diversified Floating Rate Fund - Service Class                            0.58%             0.25%
LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund - Service Class(17)       0.75%             0.25%
LVIP Delaware Growth and Income Fund - Service Class                                    0.34%             0.35%
LVIP Delaware Social Awareness Fund - Service Class                                     0.38%             0.35%
LVIP Delaware Special Opportunities Fund - Service Class                                0.39%             0.35%
LVIP Dimensional Non-U.S. Equity RPM Fund - Service Class(18)                           0.25%             0.25%
LVIP Dimensional U.S. Equity RPM Fund - Service Class(13)                               0.25%             0.25%



                                                                                        Other
                                                                                        Expenses
                                                                                        (before any       Acquired
                                                                                        waivers/          Fund
                                                                                        reimburse-        Fees and
                                                                                    +   ments)        +   Expenses   =
American Funds Growth-Income Fund - Class 2                                                0.02%            0.00%
American Funds International Fund - Class 2                                                0.05%            0.00%
BlackRock Global Allocation V.I. Fund - Class III(1)                                       0.24%            0.00%
ClearBridge Variable Mid Cap Core Portfolio - Class II                                     0.14%            0.00%
Delaware VIP (Reg. TM) Diversified Income Series - Service Class(2)                        0.08%            0.00%
Delaware VIP (Reg. TM) Emerging Markets Series - Service Class(2)                          0.16%            0.00%
Delaware VIP (Reg. TM) High Yield Series - Service Class(2)                                0.09%            0.00%
Delaware VIP (Reg. TM) Limited-Term Diversified Income Series - Service Class(2)           0.08%            0.00%
Delaware VIP (Reg. TM) REIT Series - Service Class(2)                                      0.09%            0.00%
Delaware VIP (Reg. TM) Small Cap Value Series - Service Class(2)                           0.08%            0.00%
Delaware VIP (Reg. TM) Smid Cap Growth Series - Service Class(2)                           0.09%            0.00%
Delaware VIP (Reg. TM) U. S. Growth Series - Service Class(2)                              0.09%            0.00%
Delaware VIP (Reg. TM) Value Series - Service Class(2)                                     0.07%            0.00%
DWS Alternative Asset Allocation VIP Portfolio - Class B(3)                                0.32%            1.23%
Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio - Service Class 2                    0.09%            0.00%
Fidelity (Reg. TM) VIP Growth Portfolio - Service Class 2                                  0.11%            0.00%
Fidelity (Reg. TM) VIP Mid Cap Portfolio - Service Class 2                                 0.09%            0.00%
Franklin Income VIP Fund - Class 2(4)                                                      0.02%            0.00%
Franklin Mutual Shares VIP Fund - Class 2                                                  0.11%            0.00%
Invesco V.I. International Growth Fund - Series II Shares(5)                               0.31%            0.01%
LVIP American Century VP Mid Cap Value RPM Fund - Service Class(6)                         0.33%            1.01%
LVIP American Global Growth Fund - Service Class II(7)                                     0.16%            0.00%
LVIP American Global Small Capitalization - Service Class II(7)                            0.18%            0.00%
LVIP American Growth Fund - Service Class II(8)                                            0.08%            0.00%
LVIP American Growth-Income Fund - Service Class II(8)                                     0.08%            0.00%
LVIP American International Fund - Service Class II(8)                                     0.13%            0.00%
LVIP Baron Growth Opportunities Fund - Service Class(9)                                    0.06%            0.00%
LVIP BlackRock Emerging Markets RPM Fund - Service Class(10)                               0.31%            0.05%
LVIP BlackRock Equity Dividend RPM Fund - Service Class(11)                                0.10%            0.01%
LVIP BlackRock Global Allocation V.I. RPM Fund - Service Class(12)                         0.09%            0.72%
LVIP BlackRock Inflation Protected Bond Fund - Service Class(13)                           0.06%            0.02%
LVIP Capital Growth Fund - Service Class                                                   0.07%            0.00%
LVIP Clarion Global Real Estate Fund - Service Class(14)                                   0.08%            0.00%
LVIP ClearBridge Variable Appreciation RPM Fund - Service Class(15)                        0.33%            0.76%
LVIP Columbia Small-Mid Cap Growth RPM Fund - Service Class(16)                            0.11%            0.01%
LVIP Delaware Bond Fund - Service Class                                                    0.06%            0.00%
LVIP Delaware Diversified Floating Rate Fund - Service Class                               0.07%            0.00%
LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund - Service Class(17)          0.15%            0.03%
LVIP Delaware Growth and Income Fund - Service Class                                       0.06%            0.00%
LVIP Delaware Social Awareness Fund - Service Class                                        0.07%            0.00%
LVIP Delaware Special Opportunities Fund - Service Class                                   0.07%            0.00%
LVIP Dimensional Non-U.S. Equity RPM Fund - Service Class(18)                              0.12%            0.44%
LVIP Dimensional U.S. Equity RPM Fund - Service Class(13)                                  0.08%            0.24%



                                                                                                                Total
                                                                                    Total         Total         Expenses
                                                                                    Expenses      Contractual   (after
                                                                                    (before any   waivers/      Contractual
                                                                                    waivers/      reimburse-    waivers/
                                                                                    reimburse-    ments         reimburse-
                                                                                    ments)        (if any)      ments)
American Funds Growth-Income Fund - Class 2                                            0.54%           0.00%         0.54%
American Funds International Fund - Class 2                                            0.79%           0.00%         0.79%
BlackRock Global Allocation V.I. Fund - Class III(1)                                   1.11%          -0.14%         0.97%
ClearBridge Variable Mid Cap Core Portfolio - Class II                                 1.14%           0.00%         1.14%
Delaware VIP (Reg. TM) Diversified Income Series - Service Class(2)                    0.97%          -0.05%         0.92%
Delaware VIP (Reg. TM) Emerging Markets Series - Service Class(2)                      1.71%          -0.05%         1.66%
Delaware VIP (Reg. TM) High Yield Series - Service Class(2)                            1.04%          -0.05%         0.99%
Delaware VIP (Reg. TM) Limited-Term Diversified Income Series - Service Class(2)       0.86%          -0.05%         0.81%
Delaware VIP (Reg. TM) REIT Series - Service Class(2)                                  1.14%          -0.05%         1.09%
Delaware VIP (Reg. TM) Small Cap Value Series - Service Class(2)                       1.10%          -0.05%         1.05%
Delaware VIP (Reg. TM) Smid Cap Growth Series - Service Class(2)                       1.13%          -0.05%         1.08%
Delaware VIP (Reg. TM) U. S. Growth Series - Service Class(2)                          1.04%          -0.05%         0.99%
Delaware VIP (Reg. TM) Value Series - Service Class(2)                                 1.01%          -0.05%         0.96%
DWS Alternative Asset Allocation VIP Portfolio - Class B(3)                            2.16%          -0.36%         1.80%
Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio - Service Class 2                0.89%           0.00%         0.89%
Fidelity (Reg. TM) VIP Growth Portfolio - Service Class 2                              0.91%           0.00%         0.91%
Fidelity (Reg. TM) VIP Mid Cap Portfolio - Service Class 2                             0.89%           0.00%         0.89%
Franklin Income VIP Fund - Class 2(4)                                                  0.72%           0.00%         0.72%
Franklin Mutual Shares VIP Fund - Class 2                                              0.96%           0.00%         0.96%
Invesco V.I. International Growth Fund - Series II Shares(5)                           1.28%          -0.01%         1.27%
LVIP American Century VP Mid Cap Value RPM Fund - Service Class(6)                     2.44%          -1.08%         1.36%
LVIP American Global Growth Fund - Service Class II(7)                                 1.24%          -0.03%         1.21%
LVIP American Global Small Capitalization - Service Class II(7)                        1.44%          -0.04%         1.40%
LVIP American Growth Fund - Service Class II(8)                                        0.96%           0.00%         0.96%
LVIP American Growth-Income Fund - Service Class II(8)                                 0.90%           0.00%         0.90%
LVIP American International Fund - Service Class II(8)                                 1.17%           0.00%         1.17%
LVIP Baron Growth Opportunities Fund - Service Class(9)                                1.31%          -0.03%         1.28%
LVIP BlackRock Emerging Markets RPM Fund - Service Class(10)                           1.16%          -0.05%         1.11%
LVIP BlackRock Equity Dividend RPM Fund - Service Class(11)                            1.10%          -0.08%         1.02%
LVIP BlackRock Global Allocation V.I. RPM Fund - Service Class(12)                     1.91%          -0.74%         1.17%
LVIP BlackRock Inflation Protected Bond Fund - Service Class(13)                       0.75%           0.00%         0.75%
LVIP Capital Growth Fund - Service Class                                               1.01%           0.00%         1.01%
LVIP Clarion Global Real Estate Fund - Service Class(14)                               1.02%           0.00%         1.02%
LVIP ClearBridge Variable Appreciation RPM Fund - Service Class(15)                    2.08%          -0.97%         1.11%
LVIP Columbia Small-Mid Cap Growth RPM Fund - Service Class(16)                        1.21%          -0.04%         1.17%
LVIP Delaware Bond Fund - Service Class                                                0.72%           0.00%         0.72%
LVIP Delaware Diversified Floating Rate Fund - Service Class                           0.90%           0.00%         0.90%
LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund - Service Class(17)      1.18%          -0.17%         1.01%
LVIP Delaware Growth and Income Fund - Service Class                                   0.75%           0.00%         0.75%
LVIP Delaware Social Awareness Fund - Service Class                                    0.80%           0.00%         0.80%
LVIP Delaware Special Opportunities Fund - Service Class                               0.81%           0.00%         0.81%
LVIP Dimensional Non-U.S. Equity RPM Fund - Service Class(18)                          1.06%          -0.02%         1.04%
LVIP Dimensional U.S. Equity RPM Fund - Service Class(13)                              0.82%           0.00%         0.82%

                                                                            Management         12b-1 Fees
                                                                            Fees (before       (before any
                                                                            any waivers/       waivers/
                                                                            reimburse-         reimburse-
                                                                            ments)         +   ments)
LVIP Dimensional/Vanguard Total Bond Fund - Service Class(19)                   0.25%             0.25%
LVIP Franklin Mutual Shares VIP RPM Fund - Service Class(20)                    0.65%             0.35%
LVIP Global Income Fund - Service Class(21)                                     0.65%             0.25%
LVIP Invesco Diversified Equity-Income RPM Fund - Service Class(22)             0.60%             0.35%
LVIP Invesco V.I. Comstock RPM Fund - Service Class(23)                         0.65%             0.35%
LVIP JPMorgan High Yield Fund - Service Class(24)                               0.65%             0.25%
LVIP JPMorgan Mid Cap Value RPM Fund - Service Class(25)                        0.89%             0.25%
LVIP Managed Risk Profile 2010 Fund - Service Class(26)                         0.25%             0.25%
LVIP Managed Risk Profile 2020 Fund - Service Class(26)                         0.25%             0.25%
LVIP Managed Risk Profile 2030 Fund - Service Class(26)                         0.25%             0.25%
LVIP Managed Risk Profile 2040 Fund - Service Class(26)                         0.25%             0.25%
LVIP Managed Risk Profile Conservative Fund - Service Class(13)                 0.25%             0.25%
LVIP Managed Risk Profile Growth Fund - Service Class(13)                       0.25%             0.25%
LVIP Managed Risk Profile Moderate Fund - Service Class(13)                     0.25%             0.25%
LVIP MFS International Growth Fund - Service Class(27)                          0.85%             0.25%
LVIP MFS International Growth RPM Fund - Service Class(28)                      0.85%             0.25%
LVIP MFS Value Fund - Service Class(14)                                         0.62%             0.25%
LVIP Mid-Cap Value Fund - Service Class(29)                                     0.90%             0.25%
LVIP Mondrian International Value Fund - Service Class                          0.69%             0.25%
LVIP Money Market Fund - Service Class                                          0.37%             0.25%
LVIP Multi-Manager Global Equity RPM Fund - Service Class(30)                   0.25%             0.35%
LVIP PIMCO Low Duration Bond Fund - Service Class(31)                           0.50%             0.25%
LVIP SSgA Bond Index Fund - Service Class(32)                                   0.40%             0.25%
LVIP SSgA Conservative Index Allocation Fund - Service Class(33)                0.25%             0.25%
LVIP SSgA Conservative Structured Allocation Fund - Service Class(34)           0.25%             0.25%
LVIP SSgA Developed International 150 Fund - Service Class(14)                  0.33%             0.25%
LVIP SSgA Emerging Markets 100 Fund - Service Class(14)                         0.34%             0.25%
LVIP SSgA Global Tactical Allocation RPM Fund - Service Class(35)               0.40%             0.25%
LVIP SSgA International Index Fund - Service Class(36)                          0.40%             0.25%
LVIP SSgA International RPM Fund - Service Class(37)                            0.76%             0.25%
LVIP SSgA Large Cap 100 Fund - Service Class(14)                                0.31%             0.25%
LVIP SSgA Large Cap RPM Fund - Service Class(38)                                0.70%             0.25%
LVIP SSgA Moderate Index Allocation Fund - Service Class(39)                    0.25%             0.25%
LVIP SSgA Moderate Structured Allocation Fund - Service Class(40)               0.25%             0.25%
LVIP SSgA Moderately Aggressive Index Allocation Fund - Service Class(41)       0.25%             0.25%
LVIP SSgA Moderately Aggressive Structured Allocation Fund - Service
 Class(42)                                                                      0.25%             0.25%
LVIP SSgA S&P 500 Index Fund - Service Class                                    0.17%             0.25%
LVIP SSgA Small-Cap Index Fund - Service Class                                  0.32%             0.25%
LVIP SSgA Small-Cap RPM Fund - Service Class(43)                                0.90%             0.25%
LVIP SSgA Small-Mid Cap 200 Fund - Service Class(14)                            0.35%             0.25%
LVIP T. Rowe Price Growth Stock Fund - Service Class                            0.71%             0.25%
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class               0.72%             0.25%
LVIP Templeton Growth RPM Fund - Service Class(13)                              0.70%             0.25%



                                                                                Other                            Total
                                                                                Expenses                         Expenses
                                                                                (before any       Acquired       (before any
                                                                                waivers/          Fund           waivers/
                                                                                reimburse-        Fees and       reimburse-
                                                                            +   ments)        +   Expenses   =   ments)
LVIP Dimensional/Vanguard Total Bond Fund - Service Class(19)                      0.06%            0.17%           0.73%
LVIP Franklin Mutual Shares VIP RPM Fund - Service Class(20)                       0.29%            0.71%           2.00%
LVIP Global Income Fund - Service Class(21)                                        0.09%            0.01%           1.00%
LVIP Invesco Diversified Equity-Income RPM Fund - Service Class(22)                0.29%            0.74%           1.98%
LVIP Invesco V.I. Comstock RPM Fund - Service Class(23)                            0.29%            0.78%           2.07%
LVIP JPMorgan High Yield Fund - Service Class(24)                                  0.08%            0.00%           0.98%
LVIP JPMorgan Mid Cap Value RPM Fund - Service Class(25)                           0.10%            0.01%           1.25%
LVIP Managed Risk Profile 2010 Fund - Service Class(26)                            0.18%            0.41%           1.09%
LVIP Managed Risk Profile 2020 Fund - Service Class(26)                            0.06%            0.42%           0.98%
LVIP Managed Risk Profile 2030 Fund - Service Class(26)                            0.06%            0.43%           0.99%
LVIP Managed Risk Profile 2040 Fund - Service Class(26)                            0.08%            0.45%           1.03%
LVIP Managed Risk Profile Conservative Fund - Service Class(13)                    0.03%            0.44%           0.97%
LVIP Managed Risk Profile Growth Fund - Service Class(13)                          0.02%            0.43%           0.95%
LVIP Managed Risk Profile Moderate Fund - Service Class(13)                        0.02%            0.46%           0.98%
LVIP MFS International Growth Fund - Service Class(27)                             0.10%            0.00%           1.20%
LVIP MFS International Growth RPM Fund - Service Class(28)                         0.47%            0.81%           2.38%
LVIP MFS Value Fund - Service Class(14)                                            0.07%            0.00%           0.94%
LVIP Mid-Cap Value Fund - Service Class(29)                                        0.11%            0.00%           1.26%
LVIP Mondrian International Value Fund - Service Class                             0.07%            0.00%           1.01%
LVIP Money Market Fund - Service Class                                             0.07%            0.00%           0.69%
LVIP Multi-Manager Global Equity RPM Fund - Service Class(30)                      0.22%            0.53%           1.35%
LVIP PIMCO Low Duration Bond Fund - Service Class(31)                              0.20%            0.00%           0.95%
LVIP SSgA Bond Index Fund - Service Class(32)                                      0.09%            0.00%           0.74%
LVIP SSgA Conservative Index Allocation Fund - Service Class(33)                   0.13%            0.34%           0.97%
LVIP SSgA Conservative Structured Allocation Fund - Service Class(34)              0.05%            0.36%           0.91%
LVIP SSgA Developed International 150 Fund - Service Class(14)                     0.08%            0.00%           0.66%
LVIP SSgA Emerging Markets 100 Fund - Service Class(14)                            0.15%            0.00%           0.74%
LVIP SSgA Global Tactical Allocation RPM Fund - Service Class(35)                  0.05%            0.32%           1.02%
LVIP SSgA International Index Fund - Service Class(36)                             0.11%            0.00%           0.76%
LVIP SSgA International RPM Fund - Service Class(37)                               0.29%            0.50%           1.80%
LVIP SSgA Large Cap 100 Fund - Service Class(14)                                   0.05%            0.00%           0.61%
LVIP SSgA Large Cap RPM Fund - Service Class(38)                                   0.71%            0.22%           1.88%
LVIP SSgA Moderate Index Allocation Fund - Service Class(39)                       0.06%            0.33%           0.89%
LVIP SSgA Moderate Structured Allocation Fund - Service Class(40)                  0.03%            0.36%           0.89%
LVIP SSgA Moderately Aggressive Index Allocation Fund - Service Class(41)          0.06%            0.33%           0.89%
LVIP SSgA Moderately Aggressive Structured Allocation Fund - Service
 Class(42)                                                                         0.04%            0.37%           0.91%
LVIP SSgA S&P 500 Index Fund - Service Class                                       0.06%            0.00%           0.48%
LVIP SSgA Small-Cap Index Fund - Service Class                                     0.07%            0.00%           0.64%
LVIP SSgA Small-Cap RPM Fund - Service Class(43)                                   0.68%            0.37%           2.20%
LVIP SSgA Small-Mid Cap 200 Fund - Service Class(14)                               0.07%            0.00%           0.67%
LVIP T. Rowe Price Growth Stock Fund - Service Class                               0.07%            0.00%           1.03%
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class                  0.07%            0.00%           1.04%
LVIP Templeton Growth RPM Fund - Service Class(13)                                 0.09%            0.01%           1.05%



                                                                                          Total
                                                                            Total         Expenses
                                                                            Contractual   (after
                                                                            waivers/      Contractual
                                                                            reimburse-    waivers/
                                                                            ments         reimburse-
                                                                            (if any)      ments)
LVIP Dimensional/Vanguard Total Bond Fund - Service Class(19)                   -0.05%         0.68%
LVIP Franklin Mutual Shares VIP RPM Fund - Service Class(20)                    -0.89%         1.11%
LVIP Global Income Fund - Service Class(21)                                     -0.07%         0.93%
LVIP Invesco Diversified Equity-Income RPM Fund - Service Class(22)             -0.82%         1.16%
LVIP Invesco V.I. Comstock RPM Fund - Service Class(23)                         -0.94%         1.13%
LVIP JPMorgan High Yield Fund - Service Class(24)                               -0.02%         0.96%
LVIP JPMorgan Mid Cap Value RPM Fund - Service Class(25)                        -0.06%         1.19%
LVIP Managed Risk Profile 2010 Fund - Service Class(26)                         -0.13%         0.96%
LVIP Managed Risk Profile 2020 Fund - Service Class(26)                         -0.01%         0.97%
LVIP Managed Risk Profile 2030 Fund - Service Class(26)                         -0.01%         0.98%
LVIP Managed Risk Profile 2040 Fund - Service Class(26)                         -0.03%         1.00%
LVIP Managed Risk Profile Conservative Fund - Service Class(13)                  0.00%         0.97%
LVIP Managed Risk Profile Growth Fund - Service Class(13)                        0.00%         0.95%
LVIP Managed Risk Profile Moderate Fund - Service Class(13)                      0.00%         0.98%
LVIP MFS International Growth Fund - Service Class(27)                          -0.10%         1.10%
LVIP MFS International Growth RPM Fund - Service Class(28)                      -1.12%         1.26%
LVIP MFS Value Fund - Service Class(14)                                          0.00%         0.94%
LVIP Mid-Cap Value Fund - Service Class(29)                                     -0.01%         1.25%
LVIP Mondrian International Value Fund - Service Class                           0.00%         1.01%
LVIP Money Market Fund - Service Class                                           0.00%         0.69%
LVIP Multi-Manager Global Equity RPM Fund - Service Class(30)                   -0.12%         1.23%
LVIP PIMCO Low Duration Bond Fund - Service Class(31)                           -0.10%         0.85%
LVIP SSgA Bond Index Fund - Service Class(32)                                   -0.11%         0.63%
LVIP SSgA Conservative Index Allocation Fund - Service Class(33)                -0.18%         0.79%
LVIP SSgA Conservative Structured Allocation Fund - Service Class(34)           -0.10%         0.81%
LVIP SSgA Developed International 150 Fund - Service Class(14)                   0.00%         0.66%
LVIP SSgA Emerging Markets 100 Fund - Service Class(14)                          0.00%         0.74%
LVIP SSgA Global Tactical Allocation RPM Fund - Service Class(35)               -0.10%         0.92%
LVIP SSgA International Index Fund - Service Class(36)                          -0.04%         0.72%
LVIP SSgA International RPM Fund - Service Class(37)                            -0.80%         1.00%
LVIP SSgA Large Cap 100 Fund - Service Class(14)                                 0.00%         0.61%
LVIP SSgA Large Cap RPM Fund - Service Class(38)                                -1.16%         0.72%
LVIP SSgA Moderate Index Allocation Fund - Service Class(39)                    -0.11%         0.78%
LVIP SSgA Moderate Structured Allocation Fund - Service Class(40)               -0.10%         0.79%
LVIP SSgA Moderately Aggressive Index Allocation Fund - Service Class(41)       -0.11%         0.78%
LVIP SSgA Moderately Aggressive Structured Allocation Fund - Service
 Class(42)                                                                      -0.10%         0.81%
LVIP SSgA S&P 500 Index Fund - Service Class                                     0.00%         0.48%
LVIP SSgA Small-Cap Index Fund - Service Class                                   0.00%         0.64%
LVIP SSgA Small-Cap RPM Fund - Service Class(43)                                -1.33%         0.87%
LVIP SSgA Small-Mid Cap 200 Fund - Service Class(14)                             0.00%         0.67%
LVIP T. Rowe Price Growth Stock Fund - Service Class                             0.00%         1.03%
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class                0.00%         1.04%
LVIP Templeton Growth RPM Fund - Service Class(13)                               0.00%         1.05%

                                                                                 Management         12b-1 Fees
                                                                                 Fees (before       (before any
                                                                                 any waivers/       waivers/
                                                                                 reimburse-         reimburse-
                                                                                 ments)         +   ments)
LVIP UBS Large Cap Growth RPM Fund - Service Class(44)                               0.75%             0.25%
LVIP Vanguard Domestic Equity ETF Fund - Service Class(45)                           0.25%             0.25%
LVIP Vanguard International Equity ETF Fund - Service Class(46)                      0.25%             0.25%
LVIP VIP Contrafund (Reg. TM) RPM Portfolio - Service Class(47)                      0.70%             0.35%
LVIP VIP Mid Cap RPM Portfolio - Service Class(48)                                   0.69%             0.35%
MFS (Reg. TM) VIT Growth Series - Service Class                                      0.73%             0.25%
MFS (Reg. TM) VIT Utilities Series - Service Class                                   0.73%             0.25%
PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio - Advisor Class(49)       0.74%             0.25%
Templeton Global Bond VIP Fund - Class 2(4)                                          0.46%             0.25%



                                                                                     Other
                                                                                     Expenses
                                                                                     (before any       Acquired
                                                                                     waivers/          Fund
                                                                                     reimburse-        Fees and
                                                                                 +   ments)        +   Expenses   =
LVIP UBS Large Cap Growth RPM Fund - Service Class(44)                                  0.10%            0.01%
LVIP Vanguard Domestic Equity ETF Fund - Service Class(45)                              0.09%            0.11%
LVIP Vanguard International Equity ETF Fund - Service Class(46)                         0.14%            0.19%
LVIP VIP Contrafund (Reg. TM) RPM Portfolio - Service Class(47)                         0.54%            0.64%
LVIP VIP Mid Cap RPM Portfolio - Service Class(48)                                      0.33%            0.65%
MFS (Reg. TM) VIT Growth Series - Service Class                                         0.05%            0.00%
MFS (Reg. TM) VIT Utilities Series - Service Class                                      0.07%            0.00%
PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio - Advisor Class(49)          0.08%            0.12%
Templeton Global Bond VIP Fund - Class 2(4)                                             0.05%            0.00%



                                                                                                             Total
                                                                                 Total         Total         Expenses
                                                                                 Expenses      Contractual   (after
                                                                                 (before any   waivers/      Contractual
                                                                                 waivers/      reimburse-    waivers/
                                                                                 reimburse-    ments         reimburse-
                                                                                 ments)        (if any)      ments)
LVIP UBS Large Cap Growth RPM Fund - Service Class(44)                              1.11%          -0.11%         1.00%
LVIP Vanguard Domestic Equity ETF Fund - Service Class(45)                          0.70%          -0.05%         0.65%
LVIP Vanguard International Equity ETF Fund - Service Class(46)                     0.83%          -0.09%         0.74%
LVIP VIP Contrafund (Reg. TM) RPM Portfolio - Service Class(47)                     2.23%          -1.14%         1.09%
LVIP VIP Mid Cap RPM Portfolio - Service Class(48)                                  2.02%          -0.92%         1.10%
MFS (Reg. TM) VIT Growth Series - Service Class                                     1.03%           0.00%         1.03%
MFS (Reg. TM) VIT Utilities Series - Service Class                                  1.05%           0.00%         1.05%
PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio - Advisor Class(49)      1.19%          -0.12%         1.07%
Templeton Global Bond VIP Fund - Class 2(4)                                         0.76%           0.00%         0.76%

(1) As described in the "Management of the Funds" section of the Fund's prospectus, Blackrock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.50% of average daily net assets until May 1, 2015. Blackrock has also contractually agreed to reimburse fees in order to limit certain operational and recordkeeping fees to .07% of average daily net assets until May 1, 2015. Each of these contractual agreements may be terminated upon 90 days notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.

(2) The Service Class shares are subject to a 12b-1 fee of 0.30% of average daily net assets. The Series' distributor, Delaware Distributors, L.P., has contracted to limit the 12b-1 fees to no more than 0.25% of average daily net assets from April 30, 2014 to April 30, 2015.

(3) Through April 30, 2015, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total annual operating expenses at ratios no higher than 0.57% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired funds (underlying funds) fees and expenses (estimated at 1.27%). The agreement may be terminated with the consent of the fund's Board.

(4) The Fund administration fee is paid indirectly through the management fee.

(5) Invesco Advisers, Inc. ("Invesco or the Adviser") has contractually agreed to waive a portion of the Fund's management fee in an amount equal to the net management fee that Invesco earns on the Fund's investments in certain affiliated funds. This waiver will have the effect of reducing Acquired Fund Fees and Expenses that are indirectly borne by the Fund. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2015. The fee waiver agreement cannot be terminated during its term.

(6) Other expenses and AFFE are based on estimates for the current fiscal year. Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee:
      0.75% of the Fund's average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.35% of the Fund's average daily net assets for the Service Class. Both agreements will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(7) The amounts set forth under "Management Fee" and "Other Expenses" reflect the aggregate expenses of the Fund and the Master Fund. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include the fees of the Master Fund. Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to reimburse the Fund to the extent that the Other Expenses of the Fund exceed 0.10% of the average daily net assets of the Service Class II of the Fund. The agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(8) The amounts set forth under "Management Fee" and "Other Expenses" reflect the aggregate expenses of the Fund and the Master Fund. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include the fees of the Master Fund.

(9) Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee: 0.00% on the first $250 million of the Fund's average daily net assets; 0.05% on the next $250 million of the Fund's average daily net assets; and 0.10% in excess of $500 million of the Fund's average daily net assets. The agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(10) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee:
      0.05% of the Fund's average daily net assets. The agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(11) Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee: 0.05% on the first $250 million of the Fund's average daily net assets; 0.10% on the next $500 million of the Fund's average daily net assets and 0.13% of the Fund's average daily net assets in excess of $750 million. The agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.

(12) Acquired Fund Fees and Expenses (AFFE) are annualized. Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee: 0.70% of the Fund's average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.45% of the Fund's average daily net assets for the Service Class. Both agreements will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.

(13) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.

(14)  The Management Fee was restated to reflect the current fee of the Fund.

(15) Other expenses and AFFE are based on estimates for the current fiscal year. Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee:
      0.64% of the Fund's average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.35% of the Fund's average daily net assets for the Service Class. Both agreements will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(16) Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee: 0.10% on the first $25 million of the Fund's average daily net assets and 0.05% on the next $50 million of the Fund's average daily net assets. The agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.

(17) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee:
      0.10% of the Fund's average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.98% of the Fund's average daily net assets for the Service Class. Both agreements will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(18) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.60% of the Fund's average daily net assets Service Class. The agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(19) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee:
      0.05% of the Fund's average daily net assets. The agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(20) Other expenses and AFFE are based on estimates for the current fiscal year. Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee:
      0.65% of the Fund's average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.40% of the Fund's average daily net assets for the Service Class. Both agreements will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(21) Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee: 0.07% of the Fund's average daily net assets. The agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.

(22) Other expenses and AFFE are based on estimates for the current fiscal year. Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee:
      0.58% of the Fund's average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.42% of the Fund's average daily net assets for the Service Class. Both agreements will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(23) Other expenses and AFFE are based on estimates for the current fiscal year. Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee:
      0.65% of the Fund's average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.35% of the Fund's average daily net assets for the Service Class. Both agreements will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(24) Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee: 0.05% of the Fund's average daily net assets in excess of $250 million. The agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(25) Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee: 0.12% of the first $60 million of the Fund's average daily net assets. The agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.

(26) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.55% of the Fund's average daily net assets for the Service Class). The agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(27) Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee: 0.10% of the Fund's average daily net assets. The agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(28) Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee: 0.65% of the

     Fund's average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.45% of the Fund's average daily net assets for the Service Class. Both agreements will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.

(29) Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee: 0.05% of the first $25 million of the Fund's average daily net assets. The agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(30) Other expenses and AFFE are based on estimates for the current fiscal year. Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.70% of the Fund's average daily net assets for the Service Class. The agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(31) Other expenses and AFFE are based on estimates for the current fiscal year. Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.85% of the Fund's average daily net assets for the Service Class. The agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(32) Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee: 0.07% of the first $500 million of the Fund's average daily net assets; 0.12% on the next $1.5 billion of the Fund's average daily net assets and 0.15% of the Fund's average daily net assets in excess of $2 billion. The agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(33) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee:
      0.10% of the Fund's average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.45% of the Fund's average daily net assets for the Service Class. Both agreements will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(34) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee:
      0.10% of the Fund's average daily net assets. The agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(35) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. The Management Fee was restated to reflect the current fee of the Fund. Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee:
      0.10% of the Fund's average daily net assets. The agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(36) Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee: 0.03% on the first $500 million of the Fund's average daily net assets and 0.05% of the Fund's average daily net assets in excess of $500 million. The agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(37) Other expenses and AFFE are based on estimates for the current fiscal year. Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee:
      0.56% of the Fund's average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.50% of the Fund's average daily net assets for the Service Class. Both agreements will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(38) Acquired Fund Fees and Expenses (AFFE) are annualized. Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee: 0.50% of the Fund's average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.50% of the Fund's average daily net assets for the Service Class. Both agreements will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.

(39) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee:
      0.10% of the Fund's average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.45% of the Fund's average daily net assets for the Service Class. Both agreements will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(40) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee:
      0.10% of the Fund's average daily net assets. The agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(41) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee:
      0.10% of the Fund's average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.45% of the Fund's average daily net assets for the Service Class. Both agreements will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(42) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the "adviser")
     has contractually agreed to waive the following portion of its advisory fee: 0.10% of the Fund's average daily net assets. The agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(43) Acquired Fund Fees and Expenses (AFFE) are annualized. Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee: 0.70% of the Fund's average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.50% of the Fund's average daily net assets for the Service Class. Both agreements will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.

(44) Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee: 0.15% on the first $100 million of the Fund's average daily net assets and 0.10% of the Fund's average daily net assets in excess of $100 million. The agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.

(45) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee:
      0.05% of the Fund's average daily net assets. The agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(46) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee:
      0.05% of the Fund's average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.55% of the Fund's average daily net assets for the Service Class. Both agreements will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(47) Acquired Fund Fees and Expenses (AFFE) are annualized. Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee: 0.65% of the Fund's average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.45% of the Fund's average daily net assets for the Service Class. Both agreements will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.

(48) Other expenses and AFFE are based on estimates for the current fiscal year. Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee:
      0.64% of the Fund's average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.45% of the Fund's average daily net assets for the Service Class. Both agreements will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(49) PIMCO has contractually agreed to waive the Portfolio's advisory fee and the supervisory and administrative fee in an amount equal to the management fee and administration services fee, respectively, paid by the PIMCO Cayman Commodity Portfolio I Ltd. (the "Subsidiary") to PIMCO. The Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. This waiver may not be terminated by PIMCO and will remain in effect as long as PIMCO's contract with the Subsidiary is in place.


Certain underlying funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase ("redemption fees") which are not reflected in the table above. As of the date of this prospectus, none have done so. See The Contracts - Market Timing for a discussion of redemption fees.

For information concerning compensation paid for the sale of the contracts, see Distribution of the Contracts.

EXAMPLES

The following Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include Contractowner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses. The Examples have been calculated using the fees and expenses of the funds prior to the application of any contractual waivers and/or reimbursements.

The first Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that the i4LIFE (Reg. TM) Advantage with the EGMDB Death Benefit and Guaranteed Income Benefit (Managed Risk) at the guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1) If you surrender your contract at the end of the applicable time period:


   1 year       3 years      5 years      10 years
-----------    ---------    ---------    ---------
   $1,108       $2,208       $3,287       $5,900

2) If you annuitize or do not surrender your contract at the end of the applicable time period:

   1 year       3 years      5 years      10 years
-----------    ---------    ---------    ---------
   $1,108       $2,208       $3,287       $5,900

The next Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that the EGMDB Death Benefit and Lincoln Lifetime IncomeSM Advantage 2.0 (Managed
Risk) at the guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1) If you surrender your contract at the end of the applicable time period:


   1 year       3 years      5 years      10 years
-----------    ---------    ---------    ---------
   $1,083       $2,173       $3,294       $6,241

2) If you annuitize or do not surrender your contract at the end of the applicable time period:


   1 year       3 years      5 years      10 years
-----------    ---------    ---------    ---------
   $1,083       $2,173       $3,294       $6,241

For more information, see Charges and Other Deductions in this prospectus, and the prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. Different fees and expenses not reflected in the examples may be imposed during a period in which Annuity Payouts are made. See The Contracts - Annuity Payouts. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.



Summary of Common Questions
What kind of contract am I buying? It is an individual variable and/or interest adjusted, if applicable, annuity contract between you and Lincoln New York. This prospectus primarily describes the variable side of the contract. See The Contracts.

Your contract may be issued as part of a Fee-Based Financial Plan. A Fee-Based Financial Plan may be a wrap account, managed account or other investment program whereby an investment firm/professional offers asset allocation and/or investment advice for a fee. We waive sales charges and charge lower mortality and expense risk charges as well as a lower charge for i4LIFE (Reg. TM) Advantage on contracts issued as part of a Fee-Based Financial Plan.

What is the Variable Annuity Account (VAA)? It is a separate account we established under New York insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more Subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. See Variable Annuity Account.

What are Sample Portfolios? Sample portfolios are designed to assist you in deciding how to allocate your initial Purchase Payment among the various Subaccounts. Each sample portfolio consists of several Subaccounts that invest in underlying funds, each of which represents a specified percentage of your Purchase Payment. See The Contracts - Sample Portfolios.

What are Asset Allocation Models? Asset allocation models are designed to assist you in deciding how to allocate your Purchase Payments among the various Subaccounts. Each model provides a diversified investment portfolio by combining different asset classes to help it reach its stated investment goal. See The Contracts - Asset Allocation Models.

What are Investment Requirements? If you elect a Living Benefit Rider (except i4LIFE (Reg. TM) Advantage without Guaranteed Income Benefit), you will be subject to certain requirements for your Subaccount investments, which means you may be limited in how much you can invest in certain Subaccounts. Different Investment Requirements apply to different riders. If you elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed
Risk), you will have more restrictive Investment Requirements. See The Contracts - Investment Requirements.

What are my investment choices? You may allocate your Purchase Payments to the VAA or to the fixed account, if available. Based upon your instruction for Purchase Payments, the VAA applies your Net Purchase Payments to buy shares in one or more of the investment options. In turn, each fund holds a portfolio of securities consistent with its investment policy. See Investments of the Variable Annuity Account - Description of the Funds.

Who invests my money? Several different investment advisers manage the investment options. See Investments of the Variable Annuity Account - Description of the Funds.

How does the contract work? If we approve your application, we will send you a contract. When you make Net Purchase Payments during the accumulation phase, you buy Accumulation Units. If you decide to receive an Annuity Payout, your Accumulation Units are converted to Annuity Units. Your Annuity Payouts will be based on the number of Annuity Units you receive and the value of each Annuity Unit on payout days. See The Contracts.

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What charges do I pay under the contract? We apply a charge to the daily net asset value of the VAA that consists of a mortality and expense risk charge according to the Death Benefit you select. There is an administrative charge in addition to the mortality and expense risk charge. The charges for any riders applicable to your contract will also be deducted from your Contract Value or Account Value if i4LIFE (Reg. TM) Advantage is elected. See Charges and Other Deductions.

A front-end load is determined based on each Gross Purchase Payment as it is received. The amount of the sales charge on any current Gross Purchase Payment may be reduced based on the assets accumulated under the terms of the contract. The sales charge ranges from 5.50% to 1.00% (5.75% to 1.00% for contracts purchased prior to February 8, 2010). The sales charge will be waived for contracts purchased as part of a Fee-Based Financial Plan.

We reserve the right to charge a $25 fee for the 13th and each additional transfer during any Contract Year, excluding automatic dollar cost averaging, portfolio rebalancing and cross-reinvestment transfers. The transfer charge will not be imposed on the first 12 transfers during the Contract Year.

We will deduct any applicable premium tax from Gross Purchase Payments or Contract Value, unless the governmental entity dictates otherwise, at the time the tax is incurred or at another time we choose.

See Expense Tables and Charges and Other Deductions for additional fees and expenses in these contracts.

The funds' investment management fees, expenses and expense limitations, if applicable, are more fully described in the prospectuses for the funds.

The surrender, withdrawal or transfer of value from a Guaranteed Period of the fixed account may be subject to the Interest Adjustment, if applicable. See Fixed Side of the Contract.

Charges may also be imposed during the regular income or Annuity Payout period, including i4LIFE (Reg. TM) Advantage, if elected. See The Contracts and Annuity Payouts.

For information about the compensation we pay for sales of contracts, see The Contracts - Distribution of the Contracts.

What Gross Purchase Payments do I make, and how often? Subject to the minimum and maximum Gross Purchase Payment amounts, your payments are completely flexible. See The Contracts - Purchase Payments.

Am I limited in the amount of Purchase Payments I can make into the contract? Yes, Purchase Payments totaling $2 million or more are subject to Servicing Office approval. This amount takes into consideration the total Purchase Payments for all contracts issued by the Company (or its affiliates) in which you are the Contractowner, joint owner, or Annuitant.

If you elect a Living Benefit Rider (other than i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit), after the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year. If you elect any version of i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit, no additional Purchase Payments will be allowed at any time after the Guaranteed Income Benefit has been elected. For more information about these restrictions and limitations, please see The Contracts - Purchase Payments section in this prospectus.

How will my Annuity Payouts be calculated? If you decide to annuitize, you may select an annuity option and start receiving Annuity Payouts from your contract as a fixed option or variable option or a combination of both. See Annuity Payouts - Annuity Options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios.

What is i4LIFE (Reg. TM) Advantage? i4LIFE (Reg. TM) Advantage is an Annuity Payout option, available for purchase at an additional charge, that provides periodic variable lifetime income payments, a Death Benefit, and the ability to make withdrawals during a defined period of time (Access Period). For an additional charge, you may purchase a minimum payout floor, the Guaranteed Income Benefit. We assess a charge, imposed only during the i4LIFE (Reg. TM) Advantage payout phase, based on the i4LIFE (Reg. TM) Advantage Death Benefit you choose and whether or not the Guaranteed Income Benefit is in effect.

What happens if I die before I annuitize? Your Beneficiary will receive Death Benefit proceeds based upon the Death Benefit you select. Your Beneficiary has options as to how the Death Benefit is paid. In the alternative, you may choose to receive a Death Benefit on the death of the Annuitant. See The Contracts - Death Benefit.

May I transfer Contract Value between variable options and between the variable and fixed sides of the contract? Yes, subject to certain restrictions. Generally, transfers made before the Annuity Commencement Date are restricted to no more than twelve (12) per Contract Year. The minimum amount that can be transferred to the fixed account is $2,000 (unless the total amount in the Subaccounts is less than $2,000). If transferring funds from the fixed account to the Subaccount, you may only transfer 25% of the total value invested in the fixed account in any 12-month period. The minimum amount that may be transferred is $300. If permitted by your contract, we may discontinue accepting transfers into the fixed side of the contract at any time. See The Contracts - Transfers On or Before the Annuity Commencement Date and Transfers After the Annuity Commencement Date. For further information, see also the Fixed Side of the Contract.


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

What are Living Benefit Riders? Living Benefit Riders are optional riders available to purchase for an additional fee. These riders provide different types of minimum guarantees if you meet certain conditions. These riders offer either a minimum withdrawal benefit (Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage), an income benefit (Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and Lincoln Lifetime IncomeSM Advantage 2.0) or a minimum Annuity Payout (4LATER (Reg. TM) Advantage (Managed Risk), 4LATER (Reg. TM) Advantage, i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) and i4LIFE (Reg. TM) Advantage with prior versions of Guaranteed Income Benefit or without Guaranteed Income Benefit). If you select a Living Benefit Rider, Excess Withdrawals may have adverse effects on the benefit (especially during times of poor investment performance), and you will be subject to Investment Requirements (unless you elect i4LIFE (Reg. TM) Advantage without Guaranteed Income Benefit). Excess Withdrawals under certain Living Benefit Riders may result in a reduction or premature termination of those benefits or of those riders. If you are not certain how an Excess Withdrawal will reduce your future guaranteed amounts, you should contact either your registered representative or us prior to requesting a withdrawal to find out what, if any, impact the Excess Withdrawal will have on any guarantees under the Living Benefit Rider. For contracts issued on or after August 26, 2013, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and 4LATER (Reg.
TM) Advantage (Managed Risk) are available for election only at the time the contract is purchased. The following Living Benefit Riders are no longer available for purchase: Lincoln Lifetime IncomeSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln SmartSecurity (Reg. TM) Advantage and 4LATER (Reg. TM) Advantage. Prior versions of i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit may also be unavailable unless otherwise guaranteed under a rider you have purchased. The Managed Risk riders were formerly called Protected Funds riders. Any guarantees under the contract that exceed your Contract Value are subject to our financial strength and claims-paying ability.

What is Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)? Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is a rider that you may purchase for an additional charge and which provides on an annual basis guaranteed periodic withdrawals up to a guaranteed amount based on an Income Base, a 5% Enhancement to the Income Base (less Purchase Payments received in that year) or automatic annual step-ups to the Income Base, and age-based increases to the guaranteed periodic withdrawal amount. Withdrawals may be made up to the Guaranteed Annual Income amount as long as that amount is greater than zero. To continue these payments for life, you must elect i4LIFE (Reg. TM) Advantage or an Annuity Payout option under this contract. The Income Base is not available as a separate benefit upon death or surrender and is increased by subsequent Purchase Payments, 5% Enhancements to the Income Base (less Purchase Payments received in that year), and Automatic Annual Step-ups to the Income Base and is decreased by certain withdrawals in accordance with provisions described in this prospectus. See The Contracts - Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). You may not simultaneously elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and another one of the Living Benefit Riders. By electing this rider you will be subject to Investment Requirements. See The Contracts - Investment Requirements.

A prior version of this rider, Lincoln Lifetime IncomeSM Advantage 2.0, provided lower Guaranteed Annual Income amount percentages and less restrictive Investment Requirements. This version is no longer available for purchase.

What is Lincoln Lifetime IncomeSM Advantage? Lincoln Lifetime IncomeSM Advantage is a rider that provides minimum guaranteed, periodic withdrawals for your life regardless of the investment performance of the contract provided certain conditions are met. Withdrawals are based on the Guaranteed Amount which is equal to the initial Gross Purchase Payment (or Contract Value if elected after contract issue). The Guaranteed Amount is not available as a separate benefit upon death or surrender and is increased by subsequent Gross Purchase Payments, Automatic Annual Step-ups, the 5% Enhancements, and the Step-up to 200% (if applicable to your contract) of the initial Guaranteed Amount and is decreased by withdrawals in accordance with provisions described later in this prospectus. See The Contracts - Lincoln Lifetime IncomeSM Advantage. You may not simultaneously elect Lincoln Lifetime IncomeSM Advantage and another one of the Living Benefit Riders. By electing this rider you will be subject to Investment Requirements. See The Contracts - Investment Requirements. This rider is no longer available for purchase.

What is the Lincoln SmartSecurity (Reg. TM) Advantage? This benefit provides a Guaranteed Amount equal to the initial Gross Purchase Payment (or Contract Value at the time of election) as adjusted. You may access this benefit through periodic withdrawals. Excess Withdrawals will adversely affect the Guaranteed Amount. See The Contracts - Lincoln SmartSecurity (Reg. TM) Advantage. You cannot simultaneously elect Lincoln SmartSecurity (Reg. TM) Advantage with any other Living Benefit Rider. By electing this benefit, you will be subject to Investment Requirements. See The Contracts - Investment Requirements. All versions of this rider are no longer available for purchase.

What is 4LATER (Reg. TM) Advantage (Managed Risk)? 4LATER (Reg. TM) Advantage (Managed Risk) is a rider that provides an Income Base which will be used to establish the amount of the Guaranteed Income Benefit payment upon the election of the i4LIFE (Reg. TM) Advantage rider. If you elect 4LATER (Reg. TM) Advantage (Managed Risk), you must later elect the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) to receive a benefit from 4LATER (Reg.
TM) Advantage (Managed Risk). You may not simultaneously elect 4LATER (Reg. TM) Advantage (Managed Risk) and another one of the Living Benefit Riders. There is an additional charge for this rider, and you will be subject to more restrictive Investment Requirements. See The Contracts - Investment Requirements.

What is 4LATER (Reg. TM) Advantage (or "4LATER (Reg. TM)")? 4LATER (Reg. TM) Advantage is a way to guarantee today a minimum payout floor in the future for the i4LIFE (Reg. TM) Advantage regular income payments. 4LATER (Reg. TM) Advantage provides an initial Income Base that is guaranteed to increase at a specified percentage over the accumulation period of the annuity. There is an additional charge for this rider and you will be subject to Investment Requirements. You may not simultaneously elect 4LATER (Reg. TM) Advantage and another one of the Living Benefit Riders. See The Contracts - 4LATER (Reg. TM) Advantage. This rider is no longer available for purchase.

What is i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit? The Guaranteed Income Benefit provides a minimum payout floor for your i4LIFE (Reg. TM) Advantage Regular Income Payments. By electing this benefit, you will be subject to specific Investment Requirements. See The Contracts - Investment Requirements. The Guaranteed Income Benefit is purchased when you elect i4LIFE (Reg. TM) Advantage or any time during the Access Period subject to terms and conditions at that time. The minimum floor is based on the Contract Value at the time you elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit. Certain Living Benefit Riders have features that may be used to establish the amount of the Guaranteed Income Benefit. You may use your Income Base from Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk) to establish the Guaranteed Income Benefit (Managed
Risk) at the time you terminate that rider to purchase i4LIFE (Reg. TM) Advantage. The Guaranteed Amount or Income Base from other Living Benefit Riders may also be used to establish the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit. See The Contracts - Living Benefit Riders - Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage, 4LATER (Reg. TM) Advantage Guaranteed Income Benefit, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Lifetime IncomeSM Advantage, Lincoln SmartSecurity (Reg. TM) Advantage and 4LATER (Reg. TM) Advantage (Managed Risk). i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) is the only version of this rider available for purchase unless you are guaranteed the right to elect a prior version under another Living Benefit Rider.

May I surrender the contract or make a withdrawal? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. See The Contracts - Surrenders and Withdrawals. A portion of surrender or withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 591/2, a 10% Internal Revenue Service
(IRS) tax penalty may apply. A surrender or a withdrawal also may be subject to 20% withholding. See Federal Tax Matters.

Do I get a free look at this contract? Yes. You can cancel the contract within ten days of the date you first receive the contract. You need to return the contract, postage prepaid, to our Servicing Office. You assume the risk of any market drop on Purchase Payments you allocate to the variable side of the contract. See Return Privilege.

Where may I find more information about Accumulation Unit values? Appendixes A, B and C to this prospectus provide more information about Accumulation Unit values.



Investment Results
At times, the VAA may compare its investment results to various unmanaged indices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods. Total returns include the reinvestment of all distributions, which are reflected in changes in unit value. The money market Subaccount's yield is based upon investment performance over a 7-day period, which is then annualized.

Note that there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to the contract fees and expenses, the yields of any Subaccount investing in a money market fund may also become extremely low and possibly negative.

The money market yield figure and annual performance of the Subaccounts are based on past performance and do not indicate or represent future performance.



Lincoln Life & Annuity Company of New York
Lincoln New York (the Company) is a stock life insurance company chartered in New Jersey in 1897 and redomesticated to New York on April 2, 2007. Lincoln New York is a subsidiary of The Lincoln National Life Insurance Company (Lincoln
Life). Lincoln Life is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln New York is obligated to pay all amounts promised to policy owners under the policies.

Depending on when you purchased your contract, you may be permitted to make allocations to the fixed account, which is part of our general account. See The Fixed Side of the Contract. In addition, any guarantees under the contract that exceed your Contract Value, such as those associated with Death Benefit options and Living Benefit Riders are paid from our general account (not the VAA). Therefore, any amounts that we may pay under the contract in excess of Contract Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. With respect to the issuance of the contracts, Lincoln New York does not file periodic financial reports with the SEC pursuant to the exemption for life insurance companies provided under Rule 12h-7 of the Securities Exchange Act of 1934.

We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account. Moreover, unlike assets held in the VAA, the assets of the general account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other Contractowner obligations.

The general account is not segregated or insulated from the claims of the insurance company's creditors. Investors look to the financial strength of the insurance companies for these insurance guarantees. Therefore, guarantees provided by the insurance company as to benefits promised in the prospectus are subject to the claims paying ability of the insurance company and are subject to the risk that the insurance company may not be able to cover or may default on its obligations under those guarantees.

Our Financial Condition. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our general account. In general, those laws and regulations determine the amount and type of investments which we can make with general account assets.

In addition, state insurance regulations require that insurance companies calculate and establish on their financial statements, a specified amount of reserves in order to meet the contractual obligations to pay the claims of our policyholders. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of liabilities, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our general account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

How to Obtain More Information. We encourage both existing and prospective policyholders to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the VAA, are located in the SAI. If you would like a free copy of the SAI, please write to us at: PO Box 2348, Fort Wayne, IN 46801-2348, or call 1-888-868-2583. In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov. You may obtain our audited statutory financial statements and any unaudited statutory financial statements that may be available by visiting our website at www.LincolnFinancial.com.

You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity contracts based on its financial strength and/or claims-paying ability. Additional information about rating agencies is included in the Statement of Additional Information.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.



Variable Annuity Account (VAA)
On March 11, 1999, the VAA was established as an insurance company separate account under New York law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln New York. We are the issuer of the contracts and the obligations set forth in the contract, other than those of the Contractowner, are ours. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts placed in the VAA.

The VAA is used to support other annuity contracts offered by us in addition to the contracts described in this prospectus. The other annuity contracts supported by the VAA generally invest in the same funds as the contracts described in this prospectus. These other annuity contracts may have different charges that could affect the performance of their Subaccounts, and they offer different benefits.



Financial Statements
The December 31, 2013 financial statements of the VAA and the December 31, 2013 financial statements of Lincoln New York are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-888-868-2583.

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Investments of the Variable Annuity Account
You decide the Subaccount(s) to which you allocate Net Purchase Payments. There is a separate Subaccount which corresponds to each class of each fund. You may change your allocation without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request.


Investment Advisers

As compensation for its services to the funds, each investment adviser for each fund receives a fee from the funds which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined in the prospectuses for the funds.


Certain Payments We Receive with Regard to the Funds

We (or our affiliates) incur expenses in promoting, marketing, and administering the contracts (and in our role as intermediary, the funds). With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may make payments to us (or an affiliate) for certain services we provide on behalf of the funds. Such services include, but are not limited to, recordkeeping; aggregating and processing purchase and redemption orders; providing Contractowners with statements showing their positions within the funds; processing dividend payments; providing subaccounting services for shares held by Contractowners; and forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and printing and delivering prospectuses and updates to Contractowners. It is anticipated that such payments will be based on a percentage of assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by us (or an affiliate). These percentages are negotiated and vary with each fund. Some advisers and/or distributors may pay us significantly more than other advisors and/or distributors and the amount we receive may be substantial. These percentages currently range up to 0.49%. We (or our affiliates) may profit from these payments. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, bear the costs of these investment advisory fees (see the funds' prospectuses for more information). Additionally, a fund's adviser and/or distributor or its affiliates may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts for marketing programs and sales support, as well as amounts to participate in training and sales meetings.

In addition to the payments described above, most of the funds offered as part of this contract make payments to us under their distribution plans (12b-1 plans) for the marketing and distribution of fund shares. The payment rates range up to 0.55% based on the amount of assets invested in those funds. Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the fund's investment return. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us or our affiliates would decrease.


Description of the Funds

Each of the Subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.

We select the funds offered through the contract based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will make payments to us or our affiliates. We may also consider the ability of the fund to help manage volatility and our risks associated with the guarantees we provide under the contract and under optional riders, especially the Living Benefit Riders. We review each fund periodically after it is selected. Upon review, we may remove a fund or restrict allocation of additional Purchase Payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant Contractowner assets. Finally, when we develop a variable annuity product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.

Certain funds invest substantially all of their assets in other funds. As a result, you will pay fees and expenses at both fund levels. This will reduce your investment return. These arrangements are referred to as funds of funds or master-feeder funds. Funds of funds or master-feeder structures may have higher expenses than funds that invest directly in debt or equity securities.


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

Certain funds may employ risk management strategies to provide for downside protection during sharp downward movements in equity markets. These strategies could limit the upside participation of the fund in rising equity markets relative to other funds. The Death Benefits and Living Benefit Riders offered under the contract also provide protection in the event of a market downturn. Likewise, there are additional costs associated with the Death Benefits and Living Benefit Riders, which can limit the contract's upside participation in the markets. Many of these funds are included in the Investment Requirements associated with the Living Benefit Riders. For more information on these funds and their risk management strategies, please see the Investment Requirements section of this prospectus. You should consult with your registered representative to determine which combination of investment choices and Death Benefit and/or Living Benefit Rider purchases (if any) are appropriate for you.


Following are brief summaries of the fund descriptions. More detailed information may be obtained from the current prospectus for each fund. You should read each fund prospectus carefully before investing. Prospectuses for each fund are available by contacting us. In addition, if you receive a summary prospectus for a fund, you may obtain a full statutory prospectus by referring to the contact information for the fund company on the cover page of the summary prospectus. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.


AIM Variable Insurance Funds (Invesco Variable Insurance Funds), advised by Invesco Advisers, Inc.

  o Invesco V.I. International Growth Fund (Series II Shares): Long-term growth of capital.
     This fund will be available on or about May 19, 2014. Consult your financial advisor.


AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein,
    L.P.

  o AllianceBernstein VPS Global Thematic Growth Portfolio (Class B): Long-term growth of capital.

  o AllianceBernstein VPS Small/Mid Cap Value Portfolio (Class B): Long-term growth of capital.


American Funds Insurance Series (Reg. TM), advised by Capital Research and Management Company

  o Global Growth Fund (Class 2): Long-term growth of capital.
    This fund is not available in contracts issued on or after November 15, 2010. For contracts purchased as part of a fee-based financial plan, this fund is not available on or after June 29, 2010.

  o Global Small Capitalization Fund (Class 2): Long-term capital growth. This fund is not available in contracts issued on or after November 15, 2010. For contracts purchased as part of a fee-based financial plan, this fund is not available on or after June 29, 2010.

  o Growth Fund (Class 2): Capital growth.
    This fund is not available in contracts issued on or after November 15, 2010. For contracts purchased as part of a fee-based financial plan, this fund is not available on or after June 29, 2010.

  o Growth-Income Fund (Class 2): Long-term growth of capital and income. This fund is not available in contracts issued on or after November 15, 2010. For contracts purchased as part of a fee-based financial plan, this fund is not available on or after June 29, 2010.

  o International Fund (Class 2): Long-term growth of capital.
    This fund is not available in contracts issued on or after November 15, 2010. For contracts purchased as part of a fee-based financial plan, this fund is not available on or after June 29, 2010.


BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, LLC and sub-advised by BlackRock Investment Management, LLC

  o BlackRock Global Allocation V.I. Fund (Class III): High total investment return.


Delaware VIP (Reg. TM) Trust, advised by Delaware Management Company*

  o Diversified Income Series (Service Class): Maximum long-term total return consistent with reasonable risk.

  o Emerging Markets Series (Service Class): Long-term capital appreciation.

  o High Yield Series (Service Class): Total return and, as a secondary objective, high current income.
    This fund is not available in contracts issued on or after November 15, 2010. For contracts purchased as part of a fee-based financial plan, this fund is not available on or after June 29, 2010.

  o Limited-Term Diversified Income Series (Service Class): Maximum total return, consistent with reasonable risk.

  o REIT Series (Service Class): Maximum long-term total return, with capital appreciation as a secondary objective.

  o Small Cap Value Series (Service Class): Capital appreciation.

  o Smid Cap Growth Series (Service Class): Long-term capital appreciation. (Sub-advised by Delaware Investments Advisory Services)

  o U.S. Growth Series (Service Class): Long-term capital appreciation. (Sub-advised by Delaware Investments Advisory Services)

  o Value Series (Service Class): Long-term capital appreciation.


DWS Variable Series II, advised by Deutsche Investment Management Americas, Inc. and sub-advised by RREEF America L.L.C.

  o DWS Alternative Asset Allocation VIP Portfolio (Class B): Capital appreciation; a fund of funds.


Fidelity (Reg. TM) Variable Insurance Products, advised by Fidelity Management and Research Company and sub-advised by FMR Co., Inc.

  o Contrafund (Reg. TM) Portfolio (Service Class 2): Long-term capital appreciation.

  o Growth Portfolio (Service Class 2): To achieve capital appreciation.

  o Mid Cap Portfolio (Service Class 2): Long-term growth of capital.


Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income VIP Fund, by Templeton Global Advisors Limited for the Templeton Global Bond VIP Fund, and by Franklin Mutual Advisors, LLC for the Franklin Mutual Shares VIP Fund.

  o Franklin Income VIP Fund (Class 2): To maximize income while maintaining prospects for capital appreciation.
     (formerly Franklin Income Securities Fund)

  o Franklin Mutual Shares VIP Fund (Class 2): Capital appreciation; income is a secondary consideration.
     (formerly Mutual Shares Securities Fund)

  o Templeton Global Bond VIP Fund (Class 2): High current income consistent with preservation of capital; capital appreciation is a secondary objective.
     (formerly Templeton Global Bond Securities Fund)
    This fund is not available in contracts issued on or after June 30, 2009, but will reopen for all contracts on or about May 19, 2014. Consult your financial advisor.


Legg Mason Partners Variable Equity Trust, advised by Legg Mason Partners Fund
    Advisor, LLC.

  o ClearBridge Variable Mid Cap Core Portfolio (Class II): Long-term growth of capital.
     (Sub-advised by ClearBridge Investments, LLC)
     This fund will be available on or about May 19, 2014. Consult your financial advisor.


Lincoln Variable Insurance Products Trust, advised by Lincoln Investment
    Advisors Corporation.

  o LVIP American Century VP Mid Cap Value RPM Fund (Service Class): Capital appreciation; a fund of funds.

  o LVIP American Global Growth Fund (Service Class II): Long-term growth of capital; a master-feeder fund.
     This fund is not available in contracts issued before November 15, 2010.

  o LVIP American Global Small Capitalization Fund (Service Class II):
     Long-term growth of capital; a master-feeder fund.
     This fund is not available in contracts issued before November 15, 2010.

  o LVIP American Growth Fund (Service Class II): Growth of capital; a master-feeder fund.
     This fund is not available in contracts issued before November 15, 2010.

  o LVIP American Growth-Income Fund (Service Class II): Long-term growth of capital and income; a master-feeder fund.
     This fund is not available in contracts issued before November 15, 2010.

  o LVIP American International Fund (Service Class II): Long-term growth of capital; a master-feeder fund.
     This fund is not available in contracts issued before November 15, 2010.

  o LVIP Baron Growth Opportunities Fund (Service Class): Capital appreciation.

     (Sub-advised by BAMCO, Inc.)

  o LVIP BlackRock Emerging Markets RPM Fund (Service Class): To invest primarily in securities included in a broad-based emerging markets index and to seek to approximate as closely as possible, before fees and expenses, the performance of that index while seeking to control the level of portfolio volatility.
     (Sub-advised by BlackRock Investment Management, LLC)

  o LVIP BlackRock Equity Dividend RPM Fund (Service Class): Reasonable income by investing primarily in income-producing equity securities. (Sub-advised by BlackRock Investment Management, LLC)

  o LVIP BlackRock Global Allocation V.I. RPM Fund (Service Class): Capital appreciation; a fund of funds.

  o LVIP BlackRock Inflation Protected Bond Fund (Service Class): To maximize real return, consistent with preservation of real capital and prudent investment management.
     (Sub-advised by BlackRock Financial Management, Inc.)

  o LVIP Capital Growth Fund (Service Class): Capital growth.
     (Sub-advised by Wellington Management Company, LLP)

  o LVIP Clarion Global Real Estate Fund (Service Class): Total return through a combination of current income and long-term capital appreciation.
    (Sub-advised by CBRE Clarion Securities LLC)

  o LVIP ClearBridge Variable Appreciation RPM Fund (Service Class): Capital appreciation; a fund of funds.

  o LVIP Columbia Small-Mid Cap Growth RPM Fund (Service Class): Capital appreciation.
     (Sub-advised by Columbia Management Investment Advisers, LLC)

  o LVIP Delaware Bond Fund (Service Class): Maximum current income (yield) consistent with a prudent investment strategy.
     (Sub-advised by Delaware Management Company)*

  o LVIP Delaware Diversified Floating Rate Fund (Service Class): Total return.

     (Sub-advised by Delaware Management Company)*

  o LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund (Service Class): Long-term capital growth.
     (Sub-advised by Delaware Management Company)*
     This fund is not available in contracts issued on or after June 30, 2009.

  o LVIP Delaware Growth and Income Fund (Service Class): To maximize long-term capital appreciation.
     (Sub-advised by Delaware Management Company)*
     This fund is not available in contracts issued on or after May 23, 2011.

  o LVIP Delaware Social Awareness Fund (Service Class): To maximize long-term capital appreciation.
     (Sub-advised by Delaware Management Company)*

  o LVIP Delaware Special Opportunities Fund (Service Class): To maximize long-term capital appreciation.
     (Sub-advised by Delaware Management Company)*

  o LVIP Dimensional Non-U.S. Equity RPM Fund (Service Class): Long-term capital appreciation; a fund of funds.

  o LVIP Dimensional U.S. Equity RPM Fund (Service Class): Long-term capital appreciation; a fund of funds.

  o LVIP Dimensional/Vanguard Total Bond Fund (Service Class): Total return consistent with preservation of capital.

  o LVIP Franklin Mutual Shares VIP RPM Fund (Service Class): Capital appreciation; a fund of funds.
     (formerly LVIP Franklin Mutual Shares Securities RPM Fund)

  o LVIP Global Income Fund (Service Class): Current income consistent with preservation of capital.
     (Sub-advised by Mondrian Investment Partners Limited)

  o LVIP Invesco Diversified Equity-Income RPM Fund (Service Class): Capital appreciation and current income; a fund of funds.
     This fund will be available on or about May 19, 2014. Consult your financial advisor.

  o LVIP Invesco V.I. Comstock RPM Fund (Service Class): Capital appreciation; a fund of funds.

  o LVIP JPMorgan High Yield Fund (Service Class): A high level of current income; capital appreciation is the secondary objective.
     (Sub-advised by J.P. Morgan Investment Management Inc.)

  o LVIP JPMorgan Mid Cap Value RPM Fund (Service Class): Long-term capital appreciation.
     (Sub-advised by J.P. Morgan Investment Management Inc.)

  o LVIP Managed Risk Profile 2010 Fund (Service Class): The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.
     This fund is not available in contracts issued on or after June 30, 2009.

  o LVIP Managed Risk Profile 2020 Fund (Service Class): The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.
     This fund is not available in contracts issued on or after June 30, 2009.

  o LVIP Managed Risk Profile 2030 Fund (Service Class): The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.
     This fund is not available in contracts issued on or after June 30, 2009.

  o LVIP Managed Risk Profile 2040 Fund (Service Class): The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.
    This fund is not available in contracts issued on or after June 30, 2009.

  o LVIP Managed Risk Profile Conservative Fund (Service Class): A high level of current income with some consideration given to growth of capital; a fund of funds.

  o LVIP Managed Risk Profile Growth Fund (Service Class): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.

  o LVIP Managed Risk Profile Moderate Fund (Service Class): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.

  o LVIP MFS International Growth Fund (Service Class): Long-term capital appreciation.
     (Sub-advised by Massachusetts Financial Services Company)

  o LVIP MFS International Growth RPM Fund (Service Class): Capital appreciation; a fund of funds.

  o LVIP MFS Value Fund (Service Class): Capital appreciation.
     (Sub-advised by Massachusetts Financial Services Company)

  o LVIP Mid-Cap Value Fund (Service Class): Long-term capital appreciation. (Sub-advised by Wellington Management Company, LLP)

  o LVIP Mondrian International Value Fund (Service Class): Long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.
     (Sub-advised by Mondrian Investment Partners Limited)

  o LVIP Money Market Fund (Service Class): To maximize current income while maintaining a stable value of your shares (providing stability of net asset value) and preserving the value of your initial investment (preservation of capital).
     (Sub-advised by Delaware Management Company)*

  o LVIP Multi-Manager Global Equity RPM Fund (Service Class): Long-term growth of capital; a fund of funds.
     This fund will be available on or about May 19, 2014. Consult your financial advisor.

  o LVIP PIMCO Low Duration Bond Fund (Service Class): To seek a high level of current income consistent with preservation of capital.
     (Sub-advised by Pacific Investment Management Company)
     This fund will be available on or about May 19, 2014. Consult your financial advisor.

  o LVIP SSgA Bond Index Fund (Service Class): To match as closely as practicable, before fees and expenses, the performance of the Barclays Capital U.S. Aggregate Index.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Conservative Index Allocation Fund (Service Class): A high level of current income, with some consideration given to growth of capital; a fund of funds.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Conservative Structured Allocation Fund (Service Class): A high level of current income, with some consideration given to growth of capital; a fund of funds.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Developed International 150 Fund (Service Class): To maximize long-term capital appreciation.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Emerging Markets 100 Fund (Service Class): To maximize long-term capital appreciation.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Global Tactical Allocation RPM Fund (Service Class): Long-term growth of capital; a fund of funds.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA International Index Fund (Service Class): To approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities.
    (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA International RPM Fund (Service Class): Capital appreciation; a fund of funds.

  o LVIP SSgA Large Cap 100 Fund (Service Class): To maximize long-term capital appreciation.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Large Cap RPM Fund (Service Class): Capital appreciation; a fund of funds.

  o LVIP SSgA Moderate Index Allocation Fund (Service Class): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Moderate Structured Allocation Fund (Service Class): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Moderately Aggressive Index Allocation Fund (Service Class): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Moderately Aggressive Structured Allocation Fund (Service Class):
     A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA S&P 500 Index Fund (Service Class): To approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.**
    (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Small-Cap Index Fund (Service Class): To approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000 (Reg. TM) Index, which emphasizes stocks of small U.S. companies.
    (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Small-Cap RPM Fund (Service Class): Capital appreciation; a fund of funds.

  o LVIP SSgA Small-Mid Cap 200 Fund (Service Class): To maximize long-term capital appreciation.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP T. Rowe Price Growth Stock Fund (Service Class): Long-term capital growth.
     (Sub-advised by T. Rowe Price Associates, Inc.)

  o LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Service Class): To maximize capital appreciation.
     (Sub-advised by T. Rowe Price Associates, Inc.)

  o LVIP Templeton Growth RPM Fund (Service Class): Long-term capital growth. (Sub-advised by Templeton Investment Counsel, LLC)

  o LVIP UBS Large Cap Growth RPM Fund (Service Class): Long-term growth of capital in a manner consistent with the preservation of capital.
    (Sub-advised by UBS Global Asset Management (Americas), Inc.)

  o LVIP Vanguard Domestic Equity ETF Fund (Service Class): Long-term capital appreciation; a fund of funds.

  o LVIP Vanguard International Equity ETF Fund (Service Class): Long-term capital appreciation; a fund of funds.

  o LVIP VIP Contrafund (Reg. TM) RPM Portfolio (Service Class): Capital appreciation; a fund of funds.
     (Sub-advised by FMR CO., Inc.)

  o LVIP VIP Mid Cap RPM Portfolio (Service Class): Capital appreciation; a fund of funds.
     This fund will be available on or about May 19, 2014. Consult your financial advisor.


MFS (Reg. TM) Variable Insurance TrustSM, advised by Massachusetts Financial
    Services Company

  o Growth Series (Service Class): Capital appreciation.

  o Utilities Series (Service Class): Total return.


PIMCO Variable Insurance Trust, advised by PIMCO

  o PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio (Advisor Class):
Maximum real return.

* Investments in Delaware Investments VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Delaware Investment Advisors, a series of Delaware Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series or Funds or accounts, the repayment of capital from the Series or Funds or account, or any particular rate of return.

** "Standard & Poor's (Reg. TM)", "S&P 500 (Reg. TM)", "Standard & Poor's 500
   (Reg. TM)" and "500" are trademarks of Standard & Poor's Financial Services, LLC, a subsidiary of The McGraw-Hill Companies, Inc. and have been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product.


Fund Shares

We will purchase shares of the funds at net asset value and direct them to the appropriate Subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay Annuity Payouts, Death Benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one Subaccount to another, we may redeem shares held in the first and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.

Shares of the funds are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies, for investment of the assets of the Subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.

When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.

The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various Contractowners participating in a fund could conflict. Each of the fund's Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. The funds do not foresee any disadvantage to Contractowners arising out of mixed or shared funding. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices. See the prospectuses for the funds.


Reinvestment of Dividends and Capital Gain Distributions

All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to Contractowners as additional units, but are reflected as changes in unit values.


Addition, Deletion or Substitution of Investments

We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds for all Contractowners or only for certain classes of Contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of Contractowners.

Substitutions may be made with respect to existing investments or the investment of future Purchase Payments, or both. We may close Subaccounts to allocations of Purchase Payments or Contract Value, or both, at any time in our sole discretion. The funds, which sell their shares to the Subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Subaccounts. Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion and, if required, after approval from the SEC.

We also may:
 o remove, combine, or add Subaccounts and make the new Subaccounts available to you at our discretion;
 o transfer assets supporting the contracts from one Subaccount to another or from the VAA to another separate account;
 o combine the VAA with other separate accounts and/or create new separate accounts;
 o deregister the VAA under the 1940 Act; and
 o operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.

We may modify the provisions of the contracts to reflect changes to the Subaccounts and the VAA and to comply with applicable law. We will not make any changes without any necessary approval by the SEC. We will also provide you written notice.



Charges and Other Deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.

Our administrative services include:
 o processing applications for and issuing the contracts;
 o processing purchases and redemptions of fund shares as required (including dollar cost averaging, cross-reinvestment, portfolio rebalancing, and automatic withdrawal services - See Additional Services and the SAI for more information on these programs);
 o maintaining records;
 o administering Annuity Payouts;
 o furnishing accounting and valuation services (including the calculation and monitoring of daily Subaccount values);
 o reconciling and depositing cash receipts;
 o providing contract confirmations;
 o providing toll-free inquiry services; and
 o furnishing telephone and other electronic surrenders, withdrawals and fund transfer services.

The risks we assume include:
 o the risk that Annuitants receiving Annuity Payouts live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);

 o the risk that lifetime payments to individuals from Living Benefit Riders will exceed the Contract Value;
 o the risk that Death Benefits paid will exceed the actual Contract Value;
 o the risk that, if a Guaranteed Income Benefit rider is in effect, the required Regular Income Payments will exceed the Account Value;
 o the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change).

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. For example, the sales charge collected may not fully cover all of the sales and distribution expenses actually incurred by us. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.


Deductions from the VAA

For the base contract, we apply to the average daily net asset value of the Subaccounts a charge which is equal to an annual rate of:


                                                                      Guarantee of    Enhanced Guaranteed
                                                    Account Value   Principal Death      Minimum Death
                                                    Death Benefit       Benefit         Benefit (EGMDB)
                                                   --------------- ----------------- --------------------
      Mortality and expense risk charge...........     0.65%            0.70%               0.95%
      Administrative charge.......................     0.10%            0.10%               0.10%
                                                        ----             ----                ----
      Total annual charge for each subaccount.....     0.75%            0.80%               1.05%

For contracts purchased as part of a fee-based financial plan on or after June 30, 2010, we apply to the average daily net asset value of the subaccounts a charge which is equal to an annual rate of:


                                                                      Guarantee of    Enhanced Guaranteed
                                                    Account Value   Principal Death      Minimum Death
                                                    Death Benefit       Benefit         Benefit (EGMDB)
                                                   --------------- ----------------- --------------------
      Mortality and expense risk charge...........     0.50%            0.55%               0.80%
      Administrative charge.......................     0.10%            0.10%               0.10%
                                                        ----             ----                ----
      Total annual charge for each subaccount.....     0.60%            0.65%               0.90%

For contracts purchased as part of a fee-based financial plan prior to June 30, 2010 and all other contracts purchased prior to November 15, 2010: EGMDB 0.90%; Guarantee of Principal 0.75%; Account Value 0.65%.


Sales Charge

A front-end load, or sales charge, will be applied to all initial and subsequent Gross Purchase Payments that you make. We deduct the sales charge from each Gross Purchase Payment before it is allocated to a Subaccount and/or fixed account. The sales charge is a percentage of each Gross Purchase Payment and is based on the owner's investment amount at the time each Gross Purchase Payment is made.

For contracts purchased on or after November 15, 2010, the sales charge is calculated according to the following scale:


Owner's Investment               Sales Charge
------------------------------- -------------
      $0 - $49,999 .                5.50%
      $50,000 - $99,999 .           4.50%
      $100,000 - $249,999 .         3.50%
      $250,000 - $499,999 .         2.50%
      $500,000 - $999,999 .         2.00%
      $1,000,000 or greater .       1.00%

For contracts purchased prior to November 15, 2010, the sales charge is calculated according to the following scale:

Owner's Investment               Sales Charge
------------------------------- -------------
      Under $25,000 .               5.75%
      $25,000-$49,999 .             5.00%
      $50,000-$99,999 .             4.50%
      $100,000-$249,999 .           3.50%
      $250,000-$499,999 .           2.50%
      $500,000-$749,999 .           2.00%
      $750,000-$999,999 .           1.50%
      $1,000,000 or greater .       1.00%

The owner's investment is defined, in accordance with our procedures, as the sum of the Contract Value plus the amount of the current Gross Purchase Payment you are making into this contract.

If you intend to make additional Purchase Payments within thirteen months from the date you purchase the contract, you might be able to lower the sales charge you pay by indicating in a Letter of Intent, the total amount of Purchase Payments you intend to make in the thirteen months from the date you purchase your contract. On the date you purchase your contract, we will deduct a sales charge based on the total amount you plan to invest over the following thirteen months (rather than on the amount of the actual Purchase Payment), if that sales charge is less than the sales charge based on your initial Purchase Payment. For example, if your initial Purchase Payment is $90,000, and you have submitted a Letter of Intent that indicates your intent to invest an additional $10,000 during the next thirteen months (for total Purchase Payments equal to $100,000), the sales charge will be calculated based on the assumed $100,000 investment (which qualifies for a sales charge of 3.50%) instead of your actual initial Purchase Payment of $90,000 (which qualifies for a sales charge of 4.50%). When you purchase your contract, a sales charge of 3.50% will be applied against your $90,000 initial Purchase Payment, and once you make the $10,000 additional Purchase Payment as indicated in your Letter of Intent, another 3.50% sales charge will be applied against the $10,000 Purchase Payment. If you do not make the amount of Purchase Payments stated in the Letter of Intent during the thirteen month period, we will recalculate the sales charge based on the actual amount of Purchase Payments we received in the thirteen month period. If you owe us additional money, we will deduct this amount proportionately from the fixed account and each Subaccount of your Contract Value by the tenth business day of the fourteenth month from the initial Purchase Payment. If you make a subsequent purchase into this contract, we may also accept a Letter of Intent for another thirteen month period. We reserve the right to discontinue this option at any time after providing notice to you.

The sales charge will be waived for contracts purchased as part of a Fee-Based Financial Plan.


Account Fee

During the accumulation period, we will deduct an account fee of $20 from the Contract Value on each contract anniversary to compensate us for the administrative services provided to you; this $20 account fee will also be deducted from the Contract Value upon surrender. The account fee will be waived after the fifteenth Contract Year. The account fee will be waived for any contract with a Contract Value that is equal to or greater than $50,000 on the contract anniversary. There is no account fee on contracts issued to individuals who purchase the contract as part of a Fee-Based Financial Plan.


Transfer Fee

We reserve the right to charge a fee of up to $25 for the 13th and each additional transfer during any Contract Year, excluding automatic dollar cost averaging, portfolio rebalancing and cross-reinvestment transfers. The transfer charge will not be imposed on the first 12 transfers during the Contract Year.


Rider Charges

A fee or expense may also be deducted in connection with any benefits added to the contract by rider or endorsement. The deduction of a rider charge will be noted on your quarterly statement.

Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Charge. While this rider is in effect, there is a charge for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). The rider charge is currently equal to an annual rate of 1.05% (0.2625% quarterly) for the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed
Risk) single life option and 1.25% (0.3125% quarterly) for the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) joint life option. The charge for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) also applies to an older version of this rider, Lincoln Lifetime IncomeSM Advantage 2.0, which is no longer available for purchase.

The charge is applied to the Income Base (initial Purchase Payment if purchased at contract issue, or Contract Value at the time of election) as increased for subsequent Gross Purchase Payments, Automatic Annual Step-ups, and 5% Enhancements, and decreased for Excess Withdrawals. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the rider's effective date. This deduction will be made in proportion to the value in each Subaccount of the contract on the Valuation Date the rider charge is assessed. The amount we deduct will increase or decrease as the Income Base increases or decreases, because the charge is based on the Income Base. Refer


30
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to the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Income Base
section for a discussion and example of the impact of the changes to the Income Base.

The annual rider percentage charge may increase each time the Income Base increases as a result of the Automatic Annual Step-up, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. An Automatic Annual Step-up is a feature that will increase the Income Base to equal the Contract Value on a Benefit Year anniversary if all conditions are met. The Benefit Year is a 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. If your percentage charge is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. If you opt out of the step-up, your current charge will remain in effect and the Income Base will be returned to the prior Income Base. This opt out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Automatic Annual Step-up.

The 5% Enhancement to the Income Base (less Purchase Payments received in that year) occurs if a 10-year Enhancement Period is in effect as described further in the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) section. During the first ten Benefit Years an increase in the Income Base as a result of the 5% Enhancement will not cause an increase in the annual rider percentage charge but will increase the dollar amount of the charge. After the 10th Benefit Year anniversary, the annual rider percentage charge may increase each time the Income Base increases as a result of the 5% Enhancement, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. If your percentage charge is increased, you may opt-out of the 5% Enhancement by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. If you opt out of the 5% Enhancement, your current charge will remain in effect and the Income Base will be returned to the prior Income Base. This opt-out will only apply for this particular 5% Enhancement. You will need to notify us each time thereafter (if an Enhancement would cause your percentage charge to increase) if you do not want the 5% Enhancement.

The rider percentage charge will increase to the then current rider percentage charge, if after the first Benefit Year anniversary cumulative Purchase Payments added to the contract equal or exceed $100,000. You may not opt-out of this rider charge increase. See The Contracts - Living Benefit Riders - Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) - Income Base.

The rider charge will be discontinued upon termination of the rider. The pro-rata amount of the rider charge will be deducted upon termination of the rider (except for death) or surrender of the contract.

If the Contract Value is reduced to zero while the Contractowner is receiving a Guaranteed Annual Income, no rider charge will be deducted.

Lincoln Lifetime IncomeSM Advantage Charge. While this rider is in effect, there is a charge for the Lincoln Lifetime IncomeSM Advantage. The rider charge is currently equal to an annual rate of 0.90% of the Guaranteed Amount (0.225% quarterly). For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.75% to 0.90% upon the earlier of (a) the next Automatic Annual Step-up of the Guaranteed Amount or (b) the next Benefit Year anniversary if cumulative Purchase Payments received after the first Benefit Year anniversary equal or exceed $100,000. See The Contracts - Living Benefit Riders - Lincoln Lifetime IncomeSM Advantage - Guaranteed Amount for a description of the calculation of the Guaranteed Amount.

The charge is applied to the Guaranteed Amount as increased for subsequent Gross Purchase Payments, Automatic Annual Step-ups, 5% Enhancements, and the 200% Step-up and decreased for withdrawals. The 200% Step-up is not available for riders purchased on and after October 5, 2009. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the effective date of the rider. This deduction will be made in proportion to the value in each Subaccount of the contract on the Valuation Date the rider charge is assessed. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Refer to the Lincoln Lifetime IncomeSM Advantage Guaranteed Amount section for a discussion and example of the impact of the changes to the Guaranteed Amount.

The annual rider percentage charge may increase each time the Guaranteed Amount increases as a result of the Automatic Annual Step-up, but the charge will never exceed the guaranteed maximum annual percentage charge of 1.50% of the Guaranteed Amount. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. If your percentage charge is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. This opt out will only apply for this particular Automatic Annual Step-up and is not available if additional Gross Purchase Payments would cause your charge to increase (see below). You will need to notify us each time the percentage charge increases if you do not want the Automatic Annual Step-up.

An increase in the Guaranteed Amount as a result of the 5% Enhancement or 200% Step-up will not cause an increase in the annual rider percentage charge but will increase the dollar amount of charge.

Once cumulative additional Purchase Payments into your annuity contract after the first Benefit Year equal or exceed $100,000, any additional Gross Purchase Payment will potentially cause the charge for your rider to change to the current charge in effect on the next Benefit Year anniversary, but the charge will never exceed the guaranteed maximum annual charge. The new charge will become effective on the Benefit Year anniversary.

The rider charge will be discontinued upon termination of the rider. The pro-rata amount of the rider charge will be deducted upon termination of the rider (except for death) or surrender of the contract.

If the Guaranteed Amount is reduced to zero while the Contractowner is receiving a lifetime Maximum Annual Withdrawal, no rider charge will be deducted.

This rider is no longer available for purchase.

4LATER (Reg. TM) Advantage (Managed Risk) Charge. While this rider is in effect, there is a charge for 4LATER (Reg. TM) Advantage (Managed Risk). The rider charge is currently equal to an annual rate of 1.05% (0.2625% quarterly) for the single life option and 1.25% (0.3125% quarterly) for the joint life option.

The charge is applied to the Income Base (initial Purchase Payment if purchased at contract issue, or Contract Value at the time of election) as increased for subsequent Purchase Payments, Automatic Annual Step-ups and 5% Enhancements and decreased for withdrawals. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the rider's effective date. This deduction will be made in proportion to the value in each Subaccount of the contract on the Valuation Date the rider charge is assessed. The amount we deduct will increase or decrease as the Income Base increases or decreases, because the charge is based on the Income Base. Refer to the 4LATER (Reg. TM) Advantage (Managed Risk) Income Base section for a discussion and example of the impact of the changes to the Income Base.

The annual rate for the charge may increase each time the Income Base increases as a result of the Automatic Annual Step-up, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. An Automatic Annual Step-up is a feature that will increase the Income Base to equal the Contract Value on a Benefit Year anniversary if all conditions are met. The Benefit Year is a 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. Therefore, your percentage charge could increase every Benefit Year anniversary. If your percentage charge is increased, you may opt-out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. If you opt out of the step-up, your current charge will remain in effect and the Income Base will be returned to the prior Income Base subject to withdrawals. This opt-out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Automatic Annual Step-up.

The 5% Enhancement to the Income Base (less Purchase Payments received in that year) occurs if a 10-year Enhancement Period is in effect as described further in the 4LATER (Reg. TM) Advantage (Managed Risk) section. During the first 10 Benefit Years an increase in the Income Base as a result of the 5% Enhancement will not cause an increase in the annual rider percentage charge but will increase the dollar amount of charge. After the 10th Benefit Year anniversary the percentage charge may increase each time the Income Base increases as a result of the 5% Enhancement, but the percentage charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. If your percentage charge is increased, you may opt-out of the 5% Enhancement by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. If you opt out of the 5% Enhancement, your current percentage charge will remain in effect and the Income Base will be returned to the prior Income Base adjusted for withdrawals. This opt-out will only apply for this particular 5% Enhancement. You will need to notify us each time thereafter (if an Enhancement would cause your percentage charge to increase) if you do not want the 5% Enhancement.

The percentage charge will increase to the then current annual percentage charge, if after the first Benefit Year anniversary, cumulative Purchase Payments added to the contract equal or exceed $100,000. You may not opt-out of this rider charge increase. See the 4LATER (Reg. TM) Advantage (Managed Risk) - Income Base.

The rider charge will be discontinued upon termination of the rider. The pro-rata amount of the rider charge will be deducted upon termination of the rider (except for death) or surrender of the contract.

Lincoln SmartSecurity (Reg. TM) Advantage Charge. While this rider is in effect, there is a charge for Lincoln SmartSecurity (Reg. TM) Advantage. The rider charge is currently equal to an annual rate of:

1)0.85% of the Guaranteed Amount (0.2125% quarterly) for Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option (the current annual percentage charge will increase to 0.85% upon the next election of a step-up of the Guaranteed Amount); or

2)0.85% of the Guaranteed Amount (0.2125% quarterly) for Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, single life option (and also the prior version of Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up) (for riders purchased prior to December 3, 2012, the current annual percentage charge will increase from 0.65% to 0.85% at the end of the 10-year annual step-up period if a new 10-year period is elected); or

3)1.00% of the Guaranteed Amount (0.25% quarterly) for Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, joint life option (for riders purchased prior to December 3, 2012, the current annual percentage charge will increase from 0.80% to 1.00% at the end of the 10-year annual step-up period if a new 10-year period is elected). See The Contracts - Lincoln SmartSecurity (Reg. TM) Advantage - Guaranteed Amount for a description of the calculation of the Guaranteed Amount.

The charge is applied to the Guaranteed Amount (initial Purchase Payment, if purchased at contract issue, or Contract Value at the time of election) as increased for subsequent Purchase Payments and step-ups and decreased for withdrawals. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the effective date of the rider. This deduction will be made in proportion to the value in each Subaccount of the contract on the Valuation Date the rider charge is assessed. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Refer to the Lincoln SmartSecurity (Reg. TM) Advantage, Guaranteed Amount section, for a discussion and example of the impact of changes to the Guaranteed Amount.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the Contract Value on each Benefit Year anniversary up to and including the 10th Benefit Year if conditions are met as described in the Lincoln SmartSecurity (Reg. TM) Advantage section. Additional 10-year periods of step-ups may be elected. The annual rider percentage charge will not change upon each automatic step-up of the Guaranteed Amount within the 10-year period.

If you elect to step-up the Guaranteed Amount for another 10-year step-up period (including if we administer the step-up election for you or if you make a change from a joint life to a single life option after a death or divorce), a pro-rata deduction of the rider charge based on the Guaranteed Amount immediately prior to the step-up will be made on the Valuation Date of the step-up. This deduction covers the cost of the rider from the time of the previous deduction to the date of the step-up. After a Contractowner's step-up, we will deduct the rider charge for the stepped-up Guaranteed Amount on a quarterly basis, beginning on the Valuation Date on or next following the three-month anniversary of the step-up. At the time of the elected step-up, the rider percentage charge will change to the current charge in effect at that time (if the current charge has changed), but it will never exceed the guaranteed maximum annual percentage charge of 0.95% of the Guaranteed Amount for the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option or 1.50% of the Guaranteed Amount for the Lincoln SmartSecurity (Reg.
TM) Advantage - 1 Year Automatic Step-up option. If you never elect to step-up your Guaranteed Amount, your rider percentage charge will never change, although the amount we deduct will change as the Guaranteed Amount changes. The rider charge will be discontinued upon the earlier of the Annuity Commencement Date, election of i4LIFE (Reg. TM) Advantage or termination of the rider. The pro-rata amount of the rider charge will be deducted upon termination of the rider or surrender of the contract.

Rider Charge Waiver. For the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, after the later of the fifth anniversary of the effective date of the rider or the fifth anniversary of the most recent step-up of the Guaranteed Amount, the rider charge may be waived. For the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, no rider charge waiver is available with the single life and joint life options. The earlier version of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option has a waiver charge provision which may occur after the fifth Benefit Year anniversary following the last automatic step-up opportunity.

Whenever the above conditions are met, on each Valuation Date the rider charge is to be deducted, if the total withdrawals from the contract have been less than or equal to 10% of the sum of: (1) the Guaranteed Amount on the effective date of this rider or on the most recent step-up date; and (2) Gross Purchase Payments made after the step-up, then the quarterly rider charge will be waived. If the withdrawals have been more than 10%, then the rider charge will not be waived.

All versions of this rider are no longer available for purchase.

4LATER (Reg. TM) Advantage Charge. Prior to the Periodic Income Commencement Date (which is defined as the Valuation Date the initial Regular Income Payment under i4LIFE (Reg. TM) Advantage is determined), the annual 4LATER (Reg. TM) charge is currently 0.65% of the Income Base. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base. The Income Base (an amount equal to the initial Gross Purchase Payment if purchased at contract issue, or Contract Value at the time of election if elected after the contract effective date), as adjusted, is a value that will be used to calculate the 4LATER (Reg. TM) Guaranteed Income Benefit. The Income Base is increased for subsequent Purchase Payments, automatic 15% enhancements and resets, and decreased for withdrawals. An amount equal to the quarterly 4LATER (Reg. TM) rider charge multiplied by the Income Base will be deducted from the Subaccounts on every third month anniversary of the later of the 4LATER (Reg.
TM) rider effective date or the most recent reset of the Income Base. This deduction will be made in proportion to the value in each Subaccount on the Valuation Date the 4LATER (Reg. TM) rider charge is assessed. The amount we deduct will increase as the Income Base increases, because the charge is based on the Income Base. As described in more detail below, the only time the Income Base will change is when there are additional Purchase Payments, withdrawals, automatic enhancements at the end of the 3-year waiting periods or in the event of a reset to the current Account Value.

Upon a reset of the Income Base, a pro-rata deduction of the 4LATER (Reg. TM) rider charge based on the Income Base immediately prior to the reset will be made on the Valuation Date of the reset. This deduction covers the cost of the 4LATER (Reg. TM) rider from the time of the previous deduction to the date of the reset. After the reset, we will deduct the 4LATER (Reg. TM) rider charge for the reset Income Base on a quarterly basis, beginning on the Valuation Date on or next following the three-month anniversary of the reset. At the time of the reset, the annual charge will be the current charge in effect at the time of reset, not to exceed the guaranteed maximum charge of 1.50% of the Income Base. If you never elect to reset your Income Base, your 4LATER (Reg. TM) rider percentage charge will never change, although the amount we deduct will change as your Income Base changes.

Prior to the Periodic Income Commencement Date, a pro-rata amount of the 4LATER (Reg. TM) rider charge will be deducted upon termination of the 4LATER (Reg.
TM) rider for any reason other than death. On the Periodic Income Commencement Date, a pro-rata deduction of the 4LATER (Reg. TM) rider charge will be made to cover the cost of 4LATER (Reg. TM) since the previous deduction.

This rider is no longer available for purchase.

i4LIFE (Reg. TM) Advantage Charge. While this rider is in effect, there is a daily charge for i4LIFE (Reg. TM) Advantage that is based on your Account Value. The initial Account Value is your Contract Value on the Valuation Date i4LIFE (Reg. TM) Advantage becomes effective, less any applicable premium taxes. During the Access Period, your Account Value on a Valuation Date equals the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, and will be reduced by Regular Income Payments and Guaranteed Income Benefit payments made, as well as any withdrawals.

The annual rate of the i4LIFE (Reg. TM) Advantage charge during the Access Period is: 1.15% for the i4LIFE (Reg. TM) Advantage Account Value Death Benefit; 1.20% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit; and 1.45% for the i4LIFE (Reg. TM) Advantage EGMDB. For contracts purchased as part of a Fee-Based Financial Plan, the annual rate for the i4LIFE (Reg. TM) Advantage charge is 1.00% Account Value Death Benefit; 1.05% Guarantee of Principal Death Benefit; and 1.30% EGMDB. During the Lifetime Income Period, the charge for all Death Benefit options is 1.15%, or 1.00% for contracts purchased as part of a Fee-Based Financial Plan. This charge consists of a mortality and expense risk charge, and an administrative charge (charges for the Guaranteed Income Benefits are not included and are listed below). These charges replace the Separate Account Annual Expenses for the base contract. i4LIFE (Reg. TM) Advantage and the charge will begin on the Periodic Income Commencement Date, which is the Valuation Date on which the Regular Income Payment is determined and the beginning of the Access Period. Refer to the i4LIFE (Reg. TM) Advantage section for explanations of the Account Value, the Access Period, and the Lifetime Income Period. Purchasers of any version of Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage (Managed
Risk) pay different charges for i4LIFE (Reg. TM) Advantage. See i4LIFE (Reg.
TM) Advantage with Guaranteed Income Benefit (Managed Risk) Charge for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk).

i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit Charge. Guaranteed Income Benefit (Managed Risk) and Guaranteed Income Benefit (version 4) are each subject to a current annual charge of 0.65% of the Account Value (0.50% for versions 1, 2 and 3) (single life option), which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 1.80% (1.65% for version 1, 2 and 3) for the i4LIFE (Reg. TM) Advantage Account Value Death Benefit; 1.85% (1.70% for version 1, 2 and 3) for the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit; and 2.10% (1.95% for version 1, 2 and 3) for the i4LIFE (Reg.
TM) Advantage EGMDB. For contracts purchased as part of a Fee-Based Financial Plan, the total percentage charge is computed daily as follows: 1.65% (1.50% for version 1, 2 and 3) for the i4LIFE (Reg. TM) Advantage Account Value Death Benefit; 1.70% (1.55% for version 1, 2 and 3) for the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit; and 1.95% (1.80% for version 1, 2 and 3) for the i4LIFE (Reg. TM) Advantage EGMDB.

If you elect the joint life option, Guaranteed Income Benefit (Managed Risk) and Guaranteed Income Benefit (version 4) are each subject to a current annual charge of 0.85% of the Account Value which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.00% for the i4LIFE (Reg. TM) Advantage Account Value Death Benefit; 2.05% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit; and 2.30% for the i4LIFE (Reg. TM) Advantage EGMDB. For contracts purchased as part of a Fee-Based Financial Plan, the total percentage charge is computed daily as follows: 1.85% for the i4LIFE (Reg. TM) Advantage Account Value Death Benefit; 1.90% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit; and 2.15% for the i4LIFE (Reg. TM) Advantage EGMDB. These charges replace the Separate Account Annual Expenses for the base contract. The charge for i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4) is the same as the charge for i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk).

The Guaranteed Income Benefit percentage charge will not change unless there is an automatic step up of the Guaranteed Income Benefit (version 4) or you elect an additional step-up period (version 2 and version 3) during which the Guaranteed Income Benefit is stepped-up to 75% of the current Regular Income Payment (described later in the i4LIFE (Reg. TM) Advantage section of this prospectus). At the time of the step-up the Guaranteed Income Benefit percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 2.00% (version 4) or 1.50% (version 2 and version 3) of the Account Value. If we automatically administer the step-up (version 4) or step-up period election (versions 2 or 3) for you and your percentage charge is increased, you may ask us to reverse the step-up or the step-up period election by giving us notice within 30 days after the date on which the step-up or the step-up period election occurred. If we receive notice of your request to reverse the step-up, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up or the step-up period election occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. For version 2 and version 3, you will have no more step-ups unless you notify us that you wish to start a new step-up period (described in the i4LIFE (Reg. TM) Advantage section of this prospectus). For version 4, future step-ups will continue even after you decline a current step-up. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up. Version 1 does not step-up; therefore the charge does not change.

After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate, but the i4LIFE (Reg. TM) Advantage charge will continue.

Currently, Guaranteed Income Benefit (Managed Risk) is the only version available for purchase unless you are guaranteed the right to elect a prior version under another Living Benefit Rider.

i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) Charge for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk). Purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) may carry over certain features of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed
Risk) to elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed
Risk). Purchasers who previously purchased 4LATER (Reg. TM) Advantage (Managed
Risk) may carry over certain features of 4LATER (Reg. TM) Advantage (Managed
Risk) to elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed
Risk). Purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage
2.0 may carry over certain features of the Lincoln Lifetime IncomeSM Advantage
2.0 rider to elect i4LIFE (Reg. TM)Advantage with Guaranteed Income Benefit (version 4) with the same charges that apply to purchasers of Lincoln Lifetime IncomeSM Advantage 2.0. If you make this election, then the current Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk) charge will be your initial charge for i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit (Managed Risk). This charge is in addition to the daily mortality and expense risk and administrative charge of the base contract for your Death Benefit option set out under Deductions of the VAA. The charges and calculations described earlier for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit will not apply.

For purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk), the charges for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) are combined into a single charge that is deducted quarterly, starting with the first three-month anniversary of the effective date of i4LIFE (Reg. TM) Advantage and every three months thereafter. The current initial charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) is equal to an annual rate of 1.05% (0.2625% quarterly) for the single life option and 1.25% (0.3125% quarterly) for the joint life option. The charge is a percentage of the greater of the Income Base or the Account Value. Refer to Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk) for a description of the Income Base. The total annual Subaccount charges of 1.05% for the EGMDB, 0.80% for the Guarantee of Principal Death Benefit and 0.75% for the Account Value Death Benefit (0.90% for EGMDB; 0.65% for Guarantee of Principal Death Benefit and 0.60% for Account Value Death Benefit for contracts sold to a Fee-Based Financial Plan) also apply. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk) are guaranteed that in the future the guaranteed maximum initial charge for both i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) will be the guaranteed maximum charge then in effect at the time they purchase Lincoln Lifetime IncomeSM Advantage
2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk).

The charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk) will not change unless there is an automatic step-up of the Guaranteed Income Benefit (described later in the i4LIFE (Reg. TM) Advantage section of this prospectus). At such time, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increased and 2) the charge will also increase by the percentage of any increase to the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk) current charge rate. (The Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk) charge continues to be used as a factor in determining the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) charge.) The charge rate is based upon surrender experience, mortality experience, Contractowner investment experience, solvency and profit margins, and the goals and objectives of the Lincoln hedging experience. Significant changes in one or more of these categories could result in an increase in the charge. This means that the charge may change annually. The charge may also be reduced if a withdrawal above the Regular Income Payment is taken. The dollar amount of the rider charge will be reduced in the same proportion that the withdrawal reduced the Account Value. The annual dollar amount is divided by four (4) to determine the quarterly charge.

The following example shows how the initial charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and 4LATER (Reg. TM) Advantage (Managed Risk) is calculated as well as adjustments due to increases to the Guaranteed Income Benefit (Managed Risk) and the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) charge. The example is a nonqualified contract and assumes the Contractowner is a 60 year old male on the effective date of electing the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk). Pursuant to the provisions of the Guaranteed Income Benefit (Managed Risk) the initial Guaranteed Income Benefit is set at 4% of the Income Base based upon the Contractowner's age (see Guaranteed Income Benefit (Managed
Risk) for a more detailed description). The example also assumes that the current charge for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is 1.05%. The first example demonstrates how the initial charge is determined for an existing contract with an Account Value and Income Base. (The same calculation method applies to purchasers of 4LATER (Reg. TM) Advantage (Managed
Risk) and purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 except for the different initial Guaranteed Income Benefit rates for Lincoln Lifetime IncomeSM Advantage 2.0 set forth in the Guaranteed Income Benefit (version 4) description later in this prospectus.)

1/1/13 Initial i4LIFE (Reg. TM) Advantage Account Value...................................  $ 100,000
1/1/13 Income Base as of the last Valuation Date under Lincoln Lifetime IncomeSM            $ 125,000
  Advantage 2.0 (Managed Risk)  .
1/1/13 Initial Annual Charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income
Benefit (Managed Risk) ($125,000 * 1.05%)
 the current charge for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is
assessed against the Income Base
 since it is larger than the Account Value................................................  $1,312.50
1/2/13 Amount of initial i4LIFE (Reg. TM) Advantage Regular Income Payment (an example of how the Regular Income Payment
 is calculated is shown in the SAI).......................................................  $   5,173
1/2/13 Initial Guaranteed Income Benefit (4% * $125,000 Income Base) .                      $   5,000

The next example shows how the charge will increase if the Guaranteed Income Benefit is stepped up to 75% of the Regular Income Payment.


1/2/14 Recalculated Regular Income Payment (due to market gain in Account Value).....  $   6,900
1/2/14 New Guaranteed Income Benefit (75% * $6,900 Regular Income Payment)...........  $   5,175
1/2/14 Annual Charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit
(Managed Risk) ($1,312.50 * ($5,175/
 $5,000)) Prior charge * [ratio of increased Guaranteed Income Benefit to prior        $1,358.44
  Guaranteed Income Benefit] .

If the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) charge has also increased, subject to a maximum charge of 2.00%, the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) charge will increase upon a step-up. (The Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) charge continues to be used in the calculation of the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit charge.)

Continuing the above example:


1/2/14 Annual Charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit        $1,358.44
  (Managed Risk)  .
1/2/15 Recalculated Regular Income Payment (due to Account Value increase)..............  $   7,400
1/2/15 New Guaranteed Income Benefit (75% * $7,400 Regular Income Payment) .              $   5,550
Assume the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) charge increases from
  1.05% to 1.15%.
1/2/15 Annual Charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit
(Managed Risk) ($1,358.44 * ($5,550/
 $5,175) * (1.15%/1.05%)) .                                                               $1,595.63

The new annual charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) is $1,595.63 which is equal to the current annual charge of $1,358.44 multiplied by the percentage increase of the Guaranteed Income Benefit ($5,550/$5,175) times the percentage increase to the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) current charge (1.15%/1.05%).

If the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg.
TM) Advantage (Managed Risk) percentage charge is increased, we will notify you in writing. You may contact us in writing or at the telephone number listed on the first page of this prospectus to reverse the step-up within 30 days after the date on which the step-up occurred. If we receive this notice, we will decrease the percentage charge, on a going forward basis, to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. If the Guaranteed Income Benefit increased due to the step-up we would decrease the Guaranteed Income Benefit to the Guaranteed Income Benefit in effect before the step-up occurred, reduced by any additional withdrawals. Future step-ups as described in the rider would continue.

After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, i4LIFE (Reg. TM) Advantage will also be terminated and the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit charge will cease.

i4LIFE (Reg. TM) Advantage with 4LATER (Reg. TM) Guaranteed Income Benefit Charge for purchasers who previously purchased 4LATER (Reg. TM) Advantage. The 4LATER (Reg. TM) Guaranteed Income Benefit for purchasers who previously purchased 4LATER (Reg. TM) Advantage is subject to a current annual charge of 0.65% of the Account Value, which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 1.80% for the i4LIFE (Reg. TM) Account Value Death Benefit; 1.85% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit; and 2.10% for the EGMDB. (For riders purchased before January 20, 2009, the current annual percentage charge is 0.50%, but will increase to 0.65% upon the next election to reset the Income Base.) These charges apply only during the i4LIFE (Reg. TM) Advantage payout phase. For contracts purchased as part of a Fee-Based Financial Plan, the total percentage charge is computed daily as follows: 1.65% for the i4LIFE (Reg. TM) Advantage Account Value Death Benefit; 1.70% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit; and 1.95% for the i4LIFE (Reg. TM) Advantage EGMDB.

On and after the Periodic Income Commencement Date, the 4LATER (Reg. TM) Guaranteed Income Benefit charge will be added to the i4LIFE (Reg. TM) charge as a daily percentage of average Account Value. This is a change to the calculation of the 4LATER (Reg. TM) charge because after the Periodic Income Commencement Date, when the 4LATER (Reg. TM) Guaranteed Income Benefit is established, the Income Base is no longer applicable. The percentage 4LATER (Reg. TM) charge is the same immediately before and after the Periodic Income Commencement Date; however, the charge is multiplied by the Income Base (on a quarterly basis) prior to the Periodic Income Commencement Date and then multiplied by the average daily Account Value after the Periodic Income Commencement Date.

After the Periodic Income Commencement Date, the 4LATER (Reg. TM) Guaranteed Income Benefit percentage charge will not change unless the Contractowner elects additional 15-year step-up periods during which the 4LATER (Reg. TM) Guaranteed Income Benefit (described later) is stepped-up to 75% of the current Regular Income Payment. At the time you elect a new 15-year step-up period, the 4LATER (Reg. TM) Guaranteed Income Benefit percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 1.50% of Account Value.

After the Periodic Income Commencement Date, if the 4LATER (Reg. TM) Guaranteed Income Benefit is terminated, the 4LATER (Reg. TM) Guaranteed Income Benefit annual charge will also terminate but the i4LIFE (Reg. TM) Advantage charge will continue.

Guaranteed Income Benefit Charge for Lincoln Lifetime IncomeSM Advantage purchasers. For purchasers of Lincoln Lifetime IncomeSM Advantage who terminate their rider and purchase i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit (version 2 or 3), the Guaranteed Income Benefit which is purchased with i4LIFE (Reg. TM) Advantage is subject to a current annual charge of 0.50% of the Account Value, which is added to the i4LIFE (Reg. TM)Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 1.65% for the i4LIFE (Reg. TM) Advantage Account Value Death Benefit; 1.70% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit; and 1.95% for the i4LIFE (Reg. TM) Advantage EGMDB.

For contracts purchased as part of a Fee-Based Financial Plan, the total percentage charge is computed daily as follows: 1.50% for the i4LIFE (Reg. TM) Advantage Account Value Death Benefit; 1.55% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit; and 1.80% for the i4LIFE (Reg. TM) Advantage EGMDB.

Purchasers of Lincoln Lifetime IncomeSM Advantage are guaranteed that in the future the guaranteed maximum charge for the Guaranteed Income Benefit will be the guaranteed maximum charge then in effect at the time that they purchase Lincoln Lifetime IncomeSM Advantage.

The Guaranteed Income Benefit percentage charge will not change unless you elect an additional step-up period during which the Guaranteed Income Benefit is stepped-up to 75% of the current Regular Income Payment (described later). At the time you elect a new step-up period, the percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 1.50% of the Account Value. If we automatically administer the step-up period election for you and your percentage charge is increased, you may ask us to reverse the step-up period election by giving us notice within 30 days after the date on which the step-up period election occurred. If we receive this notice, we will decrease the percentage charge, on a going forward basis, to the percentage charge in effect before the step-up period election occurred. You will have no more step-ups unless you notify us that you wish to start a new step-up period (described later in the i4LIFE (Reg. TM) Advantage section of this prospectus).

After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate but the i4LIFE (Reg. TM) Advantage charge will continue.


Deductions for Premium Taxes

Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the Contract Value, unless the governmental entity dictates otherwise, when incurred, or at another time of our choosing.

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium tax rates generally depend upon the law of your state of residence. The tax rates range from zero to 5%. Currently, there is no premium tax levied for New York residents.


Other Charges and Deductions

The surrender, withdrawal or transfer of value from a fixed account guaranteed period may be subject to the Interest Adjustment. See Fixed Side of the Contract.

The mortality and expense risk and administrative charge of 0.75% of the Contract Value (0.60% of the Contract Value on all contracts purchased prior to November 15, 2010 and on all contracts purchased as part of a Fee-Based Financial Plan on or after June 30, 2010) will be assessed on all variable Annuity Payouts (except for i4LIFE (Reg. TM) Advantage, which has a different charge), including options that may be offered that do not have a life contingency and therefore no mortality risk. This charge covers the expense risk and administrative services listed previously in this prospectus. The expense risk is the risk that our costs in providing the services will exceed our revenues from contract charges.

There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectus for the funds. Among these deductions and expenses are 12b-1 fees which reimburse us or an affiliate for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.

Additional Information

The charges described previously may be reduced or eliminated for any particular contract. However, these reductions may be available only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges, or when required by law. Lower distribution and administrative expenses may be the result of economies associated with:
 o the use of mass enrollment procedures,
 o the performance of administrative or sales functions by the employer,
 o contracts sold by registered investment advisers who charge a fee for financial plans,
 o the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees, or
 o any other circumstances which reduce distribution or administrative expenses.

The exact amount of charges and fees applicable to a particular contract will be stated in that contract.



The Contracts

Purchase of Contracts
If you wish to purchase a contract, you must apply for it through a sales representative authorized by us. Certain broker-dealers may not offer all of the features discussed in this prospectus. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to you directly or through your sales representative. See Distribution of the Contracts. The purchase of multiple contracts with identical Contractowners, Annuitants and Beneficiaries will be allowed only upon Servicing Office approval.

When a completed application and all other information necessary for processing a purchase order is received in Good Order at our Servicing Office, an initial Gross Purchase Payment will be priced no later than two business days after we receive the order. If you submit your application and/or initial Gross Purchase Payment to your agent, we will not begin processing your purchase order until we receive the application and initial Gross Purchase Payment from your agent's broker-dealer. While attempting to finish an incomplete application, we may hold the initial Gross Purchase Payment for no more than five business days unless we receive your consent to our retaining the payment until the application is completed. If the incomplete application cannot be completed within those five days and we have not received your consent, you will be informed of the reasons, and the Gross Purchase Payment will be returned immediately. Once the application is complete, we will allocate your initial Gross Purchase Payment within two business days.


Who Can Invest

To apply for a contract, you must be of legal age in a state where the contracts may be lawfully sold and also be eligible to participate in any of the qualified and nonqualified plans for which the contracts are designed. At the time of issue, the Contractowner, joint owner and Annuitant must be under age 86. Certain Death Benefit options may not be available at all ages. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.

In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Purchase Payment and/or freeze a Contractowner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders or Death Benefits. Once frozen, monies would be moved from the VAA to a segregated interest-bearing account maintained for the Contractowner, and held in that account until instructions are received from the appropriate regulator.

Do not purchase this contract if you plan to use it, or any of its riders, for speculation, arbitrage, viatical arrangement, or other similar investment scheme. The contract may not be resold, traded on any stock exchange, or sold on any secondary market.

If you are purchasing the contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the contract (including annuity income benefits) before purchasing the contract, since the tax-favored arrangement itself provides tax-deferred growth.


Replacement of Existing Insurance

Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase the contract described in this prospectus. Surrender charges may be imposed on your existing contract and/or new sales charges may be imposed with the purchase of, or transfer into, this contract. A registered representative or tax adviser should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.

Purchase Payments

You may make Gross Purchase Payments to the contract at any time, prior to the Annuity Commencement Date, subject to certain conditions. You are not required to make any additional Purchase Payments after the initial Purchase Payment. The minimum initial Purchase Payment is $1,500 ($10,000 if sold as part of a Fee-Based Financial Plan). The minimum annual amount for additional Purchase Payments is $300. Please check with your registered representative about making additional Purchase Payments. The minimum payment to the contract at any one time must be at least $100 ($25 if transmitted electronically). If a Purchase Payment is submitted that does not meet the minimum amount, we will contact you to ask whether additional money will be sent, or whether we should return the Purchase Payment to you.

Purchase Payments totaling $2 million or more are subject to Servicing Office approval. This amount takes into consideration the total Purchase Payments for all contracts issued by the Company (or its affiliates) in which you are a Contractowner, joint owner, or Annuitant. If you elect a Living Benefit Rider, you may be subject to further restrictions in terms of your ability to make additional Purchase Payments, as more fully described below. We may surrender your contract in accordance with New York law, if your Contract Value drops below $2,000 for any reason, including if your Contract Value drops due to the performance of the Subaccounts you selected. We will not surrender your contract if you are receiving guaranteed payments from us under one of the Living Benefit Riders. Purchase Payments may be made or, if stopped, resumed at any time until the Annuity Commencement Date, the surrender of the contract, or the death of the Contractowner, whichever comes first. Upon advance written notice, we reserve the right to further limit, restrict, or suspend Purchase Payments made to the contract.

If you elect a Living Benefit Rider (other than i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit), after the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year. Please see your contract or contact your registered representative for more information. If you elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit, no additional Purchase Payments will be allowed at any time after the Guaranteed Income Benefit has been elected.

These restrictions and limitations mean that you will be limited in your ability to increase your Contract Value (or Account Value under i4LIFE (Reg.
TM) Advantage with any version of Guaranteed Income Benefit) and/or increase the amount of any guaranteed benefit under a Living Benefit Rider by making additional Purchase Payments to the contract. You should carefully consider these limitations and restrictions, and any other limitations and restrictions of the contract, and how they may impact your long-term investment plans, especially if you intend to increase Contract Value (or Account Value under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit) by making additional Purchase Payments over a long period of time. See the Living Benefit Riders section of this prospectus for additional information on any restrictions that may apply to your Living Benefit Rider.


Valuation Date

Accumulation and Annuity Units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (Valuation Date). On any date other than a Valuation Date, the Accumulation Unit value and the Annuity Unit value will not change.


Allocation of Purchase Payments

Net purchase Payments allocated to the variable account are placed into the VAA's Subaccounts, according to your instructions. You may also allocate Net Purchase Payments in the fixed account, if available.

The minimum amount of any Net Purchase Payment which can be put into any one Subaccount is $20. The minimum amount of any Net Purchase Payment which can be put into a Guaranteed Period of the fixed account is $2,000.

If we receive your Gross Purchase Payment from you or your broker-dealer in Good Order at our Servicing Office prior to the close of the New York Stock Exchange (normally 4:00 p.m., New York time), we will use the Accumulation Unit value computed on that Valuation Date when processing your Gross Purchase Payment. If we receive your Gross Purchase Payment in Good Order after market close, we will use the Accumulation Unit value computed on the next Valuation Date. If you submit your Gross Purchase Payment to your registered representative, we will generally not begin processing the Gross Purchase Payment until we receive it from your representative's broker-dealer. If your broker-dealer submits your Gross Purchase Payment to us through the Depository Trust and Clearing Corporation (DTCC) or, pursuant to terms agreeable to us, uses a proprietary order placement system to submit your Gross Purchase Payment to us, and your Gross Purchase Payment was placed with your broker-dealer prior to market close then we will use the Accumulation Unit value computed on that Valuation Date when processing your Gross Purchase Payment. If your Gross Purchase Payment was placed with your broker-dealer after market close, then we will use the Accumulation Unit value computed on the next Valuation Date. There may be circumstances under which the New York Stock Exchange may close early (prior to 4:00 p.m., New York time). In such instances, Purchase Payments received after such early market close will be processed using the Accumulation Unit Value computed on the next Valuation Date.

The number of Accumulation Units determined in this way is not impacted by any subsequent change in the value of an Accumulation Unit. However, the dollar value of an Accumulation Unit will vary depending not only upon how well the underlying fund's investments perform, but also upon the expenses of the VAA and the underlying funds.

Valuation of Accumulation Units

Net purchase Payments allocated to the VAA are converted into Accumulation Units. This is done by dividing the amount allocated by the value of an Accumulation Unit for the Valuation Period during which the Net Purchase Payments are allocated to the VAA. The Accumulation Unit value for each Subaccount was or will be established at the inception of the Subaccount. It may increase or decrease from Valuation Period to Valuation Period. Accumulation Unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The Accumulation Unit value for a Subaccount for a later Valuation Period is determined as follows:

1.The total value of the fund shares held in the Subaccount is calculated by multiplying the number of fund shares owned by the Subaccount at the beginning of the Valuation Period by the net asset value per share of the fund at the end of the Valuation Period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the Valuation Period; minus

2.The liabilities of the Subaccount at the end of the Valuation Period; these liabilities include daily charges imposed on the Subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and

3.The result is divided by the number of Subaccount units outstanding at the beginning of the Valuation Period.

The daily charges imposed on a Subaccount for any Valuation Period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the Valuation Period. Contracts with different features have different daily charges, and therefore, will have different corresponding Accumulation Unit values on any given day. In certain circumstances (for example, when separate account assets are less than $1,000), and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.


Transfers On or Before the Annuity Commencement Date

After the first 30 days from the effective date of your contract, you may transfer all or a portion of your investment from one Subaccount to another. A transfer involves the surrender of Accumulation Units in one Subaccount and the purchase of Accumulation Units in the other Subaccount. A transfer will be done using the respective Accumulation Unit values determined at the end of the Valuation Date on which the transfer request is received. Currently, there is no charge to you for a transfer. However, we reserve the right to impose a $25 fee for transfers after the first 12 times during a Contract Year. Transfers are limited to twelve (12) (within and/or between the variable and fixed Subaccounts) per Contract Year unless otherwise authorized by Lincoln New York. Lincoln New York reserves the right to require a 30 day minimum time period between each transfer. Transfers made as a part of an automatic transfer program will not be counted against these twelve transfers.

The minimum amount which may be transferred between Subaccounts is $300 (or the entire amount in the Subaccount, if less than $300). If the transfer from a Subaccount would leave you with less than $300 in the Subaccount, we may transfer the total balance of the Subaccount.

A transfer request may be made to our Servicing Office in writing, or by fax or other electronic means. A transfer request may also be made by telephone provided the appropriate authorization is on file with us. Our address, telephone number, and Internet address are on the first page of this prospectus. Requests for transfers will be processed on the Valuation Date that they are received when they are received in Good Order at our Servicing Office before the close of the New York Stock Exchange (normally 4:00 p.m., New York time). If we receive a transfer request in Good Order after market close, we will process the request using the Accumulation Unit Value computed on the next Valuation Date.

There may be circumstances under which the New York Stock Exchange may close early (prior to 4:00 p.m., New York time). In such instances transfers received after such early market close will be processed using the Accumulation Unit Value computed on the next Valuation Date.

If your contract offers a fixed account, you may also transfer all or any part of the Contract Value from the Subaccount(s) to the fixed side of the contract, except during periods when (if permitted by your contract) we have discontinued accepting transfers into the fixed side of the contract. The minimum amount which can be transferred to a fixed account is $2,000 or the total amount in the Subaccount if less than $2,000. However, if a transfer from a Subaccount would leave you with less than $300 in the Subaccount, we may transfer the total amount to the fixed side of the contract.

You may also transfer part of the Contract Value from a fixed account to the variable Subaccount(s) subject to the following restrictions:
 o total fixed account transfers are limited to 25% of the value of that fixed account in any 12-month period; and
 o the minimum amount that can be transferred is $300 or, if less, the amount in the fixed account.

Transfers of all or a portion of a fixed account (other than automatic transfer programs and i4LIFE (Reg. TM) Advantage transfers) may be subject to Interest Adjustments, if applicable. For a description of the Interest Adjustment, see the Fixed Side of the Contract - Guaranteed Periods and Interest Adjustments.

Because of these restrictions, it may take several years to transfer all of the Contract Value in the fixed accounts to the variable Subaccounts. You should carefully consider whether the fixed account meets your investment criteria.

Transfers may be delayed as permitted by the 1940 Act. See Delay of Payments.


Telephone and Electronic Transactions

A surrender, withdrawal, or transfer request may be made to our Servicing Office using a fax or other electronic means. In addition, withdrawal and transfer requests may be made by telephone, subject to certain restrictions. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the Contractowner a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone and other electronic requests will be recorded and written confirmation of all transactions will be mailed to the Contractowner on the next Valuation Date.

Please note that the telephone and/or electronic devices may not always be available. Any telephone, fax machine or other electronic device, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Servicing Office.


Market Timing

Frequent, large, or short-term transfers among Subaccounts and the fixed account, such as those associated with "market timing" transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our Contractowners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Subaccounts and the fixed account that may affect other Contractowners or fund shareholders.

In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Subaccounts. While we reserve the right to enforce these policies and procedures, Contractowners and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual Contractowners, and (2) execute instructions from the fund to restrict or prohibit further purchases or transfers by specific Contractowners who violate the excessive trading policies established by the fund.

You should be aware that the purchase and redemption orders received by the funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the funds (and thus our Contractowners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the funds. In addition, if a fund believes that an omnibus order we submit may reflect one or more transfer requests from policy owners engaged in disruptive trading activity, the fund may reject the entire omnibus order.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by Contractowners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from Subaccount to Subaccount to comply with specific fund policies and procedures.

We may increase our monitoring of Contractowners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same Contractowner if that Contractowner has been identified as a market timer. For each Contractowner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once a Contractowner has been identified as a "market timer" under our Market Timing Procedures, we will notify the Contractowner in writing that future transfers (among the Subaccounts and/or the fixed account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, first-class delivery for the remainder of the Contract Year (or calendar year if the contract is an individual contract that was sold in connection with an employer sponsored plan). Overnight delivery or electronic instructions

(which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a Contractowner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 or 2 business days. We will impose this "original signature" restriction on that Contractowner even if we cannot identify, in the particular circumstances, any harmful effect from that Contractowner's particular transfers.

Contractowners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of Contractowners determined to be engaged in such transfer activity that may adversely affect other Contractowners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all Contractowners. An exception for any Contractowner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your contract may also be available as investment options for owners of other, older life insurance policies issued by us. Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among Subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all Contractowners or as applicable to all Contractowners investing in underlying funds.

Some of the funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the fund's investment adviser, the fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 or 2 business days. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.


Transfers After the Annuity Commencement Date

You may transfer all or a portion of your investment in one Subaccount to another Subaccount or to the fixed side of the contract, as permitted under your contract. Those transfers will be limited to three times per Contract Year. You may also transfer from a variable annuity payment to a fixed annuity payment. You may not transfer from a fixed annuity payment to a variable annuity payment. Once elected, the fixed annuity payment is irrevocable.

These provisions also apply during the i4LIFE (Reg. TM) Advantage Lifetime Income Period. See i4LIFE (Reg. TM) Advantage.


Ownership

The owner on the date of issue will be the person or entity designated in the contract specifications. If no owner is designated, the Annuitant(s) will be the owner. The owner may name a joint owner.

As Contractowner, you have all rights under the contract. According to New York law, the assets of the VAA are held for the exclusive benefit of all Contractowners and their designated Beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. We reserve the right to approve all ownership and Annuitant changes. Nonqualified contracts may not be sold, discounted, or pledged as collateral for a loan or for any other purpose. Qualified contracts are not transferable unless allowed under applicable law. Assignments may have an adverse impact on any Death Benefit or benefits offered under Living Benefit Riders in this product and may be prohibited under the terms of a particular rider. We assume no responsibility for the validity or effect of any assignment. Consult your tax adviser about the tax consequences of an assignment.


Joint Ownership

If a contract has joint owners, the joint owners shall be treated as having equal undivided interests in the contract. Either owner, independently of the other, may exercise any ownership rights in this contract. Not more than two owners (an owner and joint owner) may be named and contingent owners are not permitted.

Annuitant

The following rules apply prior to the Annuity Commencement Date. You may name only one Annuitant (unless you are a tax-exempt entity, then you can name two joint Annuitants). You (if the Contractowner is a natural person) have the right to change the Annuitant at any time by notifying us of the change, however we reserve the right to approve all Annuitant changes. This may not be allowed if certain riders are in effect. The new Annuitant must be under age 86 as of the effective date of the change. This change may cause a reduction in the Death Benefits or benefits offered under Living Benefit Riders. See The Contracts - Death Benefit. A contingent Annuitant may be named or changed by notifying us in writing. Contingent Annuitants are not allowed on contracts owned by non-natural owners. On or after the Annuity Commencement Date, the Annuitant or joint Annuitants may not be changed and contingent Annuitant designations are no longer applicable.


Surrenders and Withdrawals

Before the Annuity Commencement Date, we will allow the surrender of the contract or a withdrawal of the Contract Value upon your written request on an approved Lincoln distribution request form (available from the Servicing Office), fax, or other electronic means. Withdrawal requests may be made by telephone, subject to certain restrictions. All surrenders and withdrawals may be made in accordance with the rules discussed below. Surrender or withdrawal rights after the Annuity Commencement Date depend on the Annuity Payout option selected.

The amount available upon surrender/withdrawal is the Contract Value less any applicable charges, fees, and taxes at the end of the Valuation Period during which the written request for surrender/withdrawal is received in Good Order at the Servicing Office. If we receive a surrender or withdrawal request in Good Order at our Servicing Office before the close of the NYSE (normally 4:00 p.m., New York time), we will process the request using the Accumulation Unit Value computed on that Valuation Date. If we receive a surrender or withdrawal request in Good Order at our Servicing Office after market close, we will process the request using the Accumulation Unit value computed on the next Valuation Date. There may be circumstances under which the NYSE may close early (prior to 4:00 p.m., New York time). In such instances, surrender or withdrawal requests received after such early market close will be processed using the Accumulation Unit Value computed on the next Valuation Date. The minimum amount which can be withdrawn is $300. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all Subaccounts within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total Contract Value. Surrenders and withdrawals from the fixed account may be subject to the Interest Adjustment. See Fixed Side of the Contract. Unless prohibited, surrender/ withdrawal payments will be mailed within seven days after we receive a valid written request at the Servicing Office. The payment may be postponed as permitted by the 1940 Act.

The tax consequences of a surrender/withdrawal are discussed later in this prospectus. See Federal Tax Matters - Taxation of Withdrawals and Surrenders.


Additional Services

These are the additional services available to you under your contract: dollar-cost averaging (DCA), automatic withdrawal service (AWS), cross-reinvestment service and portfolio rebalancing. Currently, there is no charge for these services. However, we reserve the right to impose one after appropriate notice to Contractowners. In order to take advantage of one of these services, you will need to complete the appropriate election form that is available from our Servicing Office. For further detailed information on these services, please see Additional Services in the SAI.

Dollar-cost averaging allows you to transfer amounts from the DCA fixed account, if available, or certain variable Subaccounts into the variable Subaccounts on a monthly basis or in accordance with other terms we make available.

You may elect to participate in the DCA program at the time of application or at anytime before the Annuity Commencement Date by completing an election form available from us. The minimum amount to be dollar cost averaged (DCA'd) is $1,500 over any period between six and 60 months. Once elected, the program will remain in effect until the earlier of:
 o the Annuity Commencement Date;
 o the value of the amount being DCA'd is depleted; or

 o you cancel the program by written request or by telephone if we have your telephone authorization on file.


We reserve the right to restrict access to this program at any time.


A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or Interest Adjustment which may apply to transfers. Upon receipt of an additional Purchase Payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional Purchase Payments will be credited with interest at the standard DCA rate at the time. If you cancel the DCA program, your remaining Contract

Value in the DCA program will be allocated to the variable Subaccounts according to your allocation instructions. We reserve the right to discontinue or modify this program at any time. DCA does not assure a profit or protect against loss.

The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your Contract Value. Withdrawals under AWS are subject to applicable surrender charges and Interest Adjustments. See Charges and Other Deductions - Surrender Charge and Fixed Side of the Contract - Interest Adjustment. Withdrawals under AWS will be noted on your quarterly statement. AWS is available for amounts allocated to the fixed account, if applicable.

The cross-reinvestment service automatically transfers the Contract Value in a designated variable Subaccount that exceeds a baseline amount to another specific variable Subaccount at specific intervals. You specify the applicable Subaccounts, the baseline amount and the interval period.

Portfolio rebalancing is an option that restores to a pre-determined level the percentage of Contract Value allocated to each variable Subaccount. The rebalancing may take place monthly, quarterly, semi-annually or annually. Rebalancing events will be noted on your quarterly statement. The fixed account is not available for portfolio rebalancing.

Only one of the three additional services (DCA, cross-reinvestment and portfolio rebalancing) may be used at one time. For example, you cannot have DCA and cross-reinvestment running simultaneously.


Sample Portfolios

You may allocate your initial Purchase Payment among a group of Subaccounts that invest in underlying funds within a sample portfolio. Each sample portfolio consists of several Subaccounts investing in underlying funds, each of which represents a specified percentage of your Purchase Payment. If you choose to select a sample portfolio, you must allocate 100% of your initial Purchase Payment to that portfolio, and we will invest your initial Purchase Payment among the Subaccounts within the portfolio according to the percentage allocations. Any subsequent Purchase Payments will be invested according to your instructions at the time of the subsequent Purchase Payment. You may de-select the sample portfolio at any time. The sample portfolios are available only at contract issue and are not available for election with any Living Benefit Rider (except i4LIFE (Reg. TM) Advantage without Guaranteed Income Benefit).

Your portfolio will not be automatically rebalanced. In order to maintain the portfolio's specified Subaccount allocation percentages, you must enroll in and maintain the portfolio rebalancing option under your contract, thereby authorizing us to automatically rebalance your Contract Value.

Your registered representative may discuss the portfolios with you to assist you in deciding how to allocate your initial Purchase Payment amongst the various investment options available under your contract. The portfolios were designed and prepared by Lincoln Investment Advisors Corporation (in consultation with Wilshire Associates) for use by Lincoln Financial Distributors, Inc. (LFD). LFD provides these portfolios to broker dealers who may provide them to their clients. These portfolios do not constitute investment advice, and you should consult your registered representative to determine whether you should utilize a portfolio or whether it is suitable for you based upon your goals, risk tolerance and time horizon. You bear the risk that a portfolio will not reflect the return expectations or risk tolerance that was expected over time.


Asset Allocation Models

Your registered representative may discuss asset allocation models with you to assist you in deciding how to allocate your Purchase Payments among the various Subaccounts and/or the fixed account. The models listed below were designed and prepared by the Company, in consultation with SSgA Funds Management, Inc., for use by Lincoln Financial Distributors, Inc., (LFD) the principal underwriter of the contracts. LFD provides models to broker dealers who may offer the models to their own clients. The models do not constitute investment advice and you should consult with your broker dealer representative to determine whether you should utilize a model or which model is suitable for you based upon your goals, risk tolerance and time horizon.

Each model invests different percentages of Contract Value in some or all of the LVIP Subaccounts currently available within your annuity contract. If you select an asset allocation model, 100% of your Contract Value (and any additional Purchase Payments you make) will be allocated among certain Subaccounts in accordance with the model's asset allocation strategy. You may not make transfers among the Subaccounts. We will deduct any withdrawals you make from the Subaccounts in the asset allocation model on a pro rata basis. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in the contract at any time.

Each of the asset allocation models seeks to meet its investment objective while avoiding excessive risk. The models also strive to achieve diversification among asset classes in order to help reduce volatility and boost returns over the long-term. There can be no assurance, however, that any of the asset allocation models will achieve its investment objective. If you are seeking a more aggressive strategy, these models are probably not appropriate for you.

The asset allocation models are intended to provide a diversified investment portfolio by combining different asset classes to help it reach its stated investment goal. While diversification may help reduce overall risk, it does not eliminate the risk of losses and it does not protect against losses in a declining market.

In order to maintain the model's specified Subaccount allocation percentages, you agree to be automatically enrolled in and you thereby authorize us to automatically rebalance your Contract Value on a quarterly basis based upon your allocation instructions in effect at the time of the rebalancing. Confirmation of the rebalancing will appear on your quarterly statement. We reserve the right to change the rebalancing frequency at any time, in our sole discretion, but will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency.


The models are static asset allocation models. This means that they have fixed allocations made up of underlying funds that are offered within your contract and the percentage allocations will not change over time. Once you have selected an asset allocation model, we will not make any changes to the fund allocations within the model except for the rebalancing described above. If you desire to change your Contract Value or Purchase Payment allocation or percentages to reflect a revised or different model, you must submit new allocation instructions to us. You may terminate a model at any time. There is no charge from Lincoln for participating in a model.

The election of certain Living Benefit Riders may require that you allocate Purchase Payments in accordance with Investment Requirements that may be satisfied by choosing an asset allocation model. Different requirements and/or restrictions may apply under the individual rider. See The Contracts - Investment Requirements.

The models are as follows:
 o The Lincoln SSgA Conservative Index Model is composed of specified underlying Subaccounts representing a target allocation of approximately
   40% in three equity Subaccounts and 60% in one fixed income Subaccount.
   This model seeks a high level of current income with some consideration given to growth of capital. The model utilizes index funds exclusively.
   This model is not available for contracts issued on or after November 15, 2010.
 o The Lincoln SSgA Moderate Index Model is composed of specified underlying Subaccounts representing a target allocation of approximately 60% in three equity Subaccounts and 40% in one fixed income Subaccount. This model seeks a balance between a high level of current income and growth of capital, with an emphasis on growth of capital. The model utilizes index funds exclusively. This model is not available for contracts issued on or after November 15, 2010.
 o The Lincoln SSgA Moderately Aggressive Equity Index Model (formerly known as the Lincoln SSgA Moderately Aggressive Index Model) is composed of specified underlying Subaccounts representing a target allocation of approximately 80% in three equity Subaccounts and 20% in one fixed income Subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes index funds exclusively. This model is not available for contracts issued after June 30, 2009.
 o The Lincoln SSgA Moderately Aggressive Index Model is composed of specified underlying Subaccounts representing a target allocation of approximately
   70% in three equity Subaccounts and 30% in one fixed income Subaccount.
   This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes index funds exclusively. This model is not available for contracts issued on or after November 15, 2010.
 o The Lincoln SSgA Aggressive Index Model is composed of specified underlying Subaccounts representing a target allocation of approximately 90% in three equity Subaccounts and 10% in one fixed income Subaccount. This model seeks long term growth of capital. The model utilizes index funds exclusively. This model is not available for contracts issued on or after November 15, 2010.
 o The Lincoln SSgA Structured Conservative Model is composed of specified underlying Subaccounts representing a target allocation of approximately
   40% in seven equity Subaccounts and 60% in one fixed income Subaccount.
   This model seeks a high level of current income with some consideration given to growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks. This model is not available for contracts issued on or after November 15, 2010.
 o The Lincoln SSgA Structured Moderate Model is composed of specified underlying Subaccounts representing a target allocation of approximately
   60% in seven equity Subaccounts and 40% in one fixed income Subaccount.
   This model seeks a balance between a high level of current income and growth of capital, with an emphasis on growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks. This model is not available for contracts issued on or after November 15, 2010.
 o The Lincoln SSgA Structured Moderately Aggressive Equity Model (formerly known as the Lincoln SSgA Structured Moderately Aggressive Model) is composed of specified underlying Subaccounts representing a target allocation of approximately 80% in seven equity Subaccounts and 20% in one fixed income Subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks. This model is not available for contracts issued after June 30, 2009.
 o The Lincoln SSgA Structured Moderately Aggressive Model is composed of specified underlying Subaccounts representing a target allocation of approximately 70% in seven equity Subaccounts and 30% in one fixed income Subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks. This model is not available for contracts issued on or after November 15, 2010.

 o The Lincoln SSgA Structured Aggressive Model is composed of specified underlying Subaccounts representing a target allocation of approximately 90% in seven equity Subaccounts and 10% in one fixed income Subaccount. This model seeks long term growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks. This model is not available for contracts issued on or after November 15, 2010.

Your registered representative will have more information on the specific investments of each model.

Franklin Templeton Founding Investment Strategy: Through the Franklin Templeton Founding Investment Strategy you may allocate Purchase Payments and/or Contract Values to three underlying funds as listed below. This is not an asset allocation model. If you choose to follow this strategy you will invest 100% of your Contract Value according to the strategy. You may invest in any of the three funds without adopting the strategy. Upon selection of this program you agree to be automatically enrolled in portfolio rebalancing and authorize us to automatically rebalance your Contract Value on a quarterly basis in accordance with the strategy. Confirmation of the rebalancing will appear on your quarterly statement. You may terminate the strategy at any time and reallocate your Contract Value to other investment options. We reserve the right to change the rebalancing frequency at any time, in our sole discretion, but will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency. You should consult with your registered representative to determine if this strategy is suitable for you. If you are seeking a more aggressive strategy, this strategy may not be appropriate for you.

                                             % of Contract Value
                                            --------------------
      Franklin Income VIP Fund.............         34%
      Franklin Mutual Shares VIP Fund......         33%
      LVIP Templeton Growth RPM Fund.......         33%

Death Benefit

The chart below provides a brief overview of how the Death Benefit proceeds will be distributed if death occurs prior to i4LIFE (Reg. TM) Advantage elections or prior to the Annuity Commencement Date. Refer to your contract for the specific provisions applicable upon death.


 UPON DEATH OF:    AND...
Contractowner     There is a surviving joint owner
 Contractowner     There is no surviving joint owner
Contractowner     There is no surviving joint owner
                  and the Beneficiary predeceases the
                  Contractowner
 Annuitant         The Contractowner is living
Annuitant         The Contractowner is living
 Annuitant**       The Contractowner is a trust or
                  other non-natural person



 UPON DEATH OF:    AND...                                 DEATH BENEFIT PROCEEDS PASS TO:
Contractowner     The Annuitant is living or deceased    joint owner
 Contractowner     The Annuitant is living or deceased    designated Beneficiary
Contractowner     The Annuitant is living or deceased    Contractowner's estate
 Annuitant         There is no contingent Annuitant       The youngest Contractowner
                                                         becomes the contingent Annuitant
                                                         and the contract continues. The
                                                         Contractowner may waive* this
                                                         continuation and receive the Death
                                                         Benefit proceeds.
Annuitant         The contingent Annuitant is living     contingent Annuitant becomes the
                                                         Annuitant and the contract continues
 Annuitant**       No contingent Annuitant allowed        designated Beneficiary
                  with non-natural Contractowner


* Notification from the Contractowner to select the Death Benefit proceeds must be received within 75 days of the death of the Annuitant.

** Death of Annuitant is treated like death of the Contractowner.


If the Contractowner (or a joint owner) or Annuitant dies prior to the Annuity Commencement Date, a Death Benefit may be payable. You can choose the Death Benefit. Only one Death Benefit may be in effect at any one time and this Death Benefit terminates if you elect i4LIFE (Reg. TM) Advantage or elect any other annuitization option. Generally, the more expensive the Death Benefit the greater the protection.

You should consider the following provisions carefully when designating the Beneficiary, Annuitant, any contingent Annuitant and any joint owner, as well as before changing any of these parties. The identity of these parties under the contract may significantly affect the amount and timing of the Death Benefit or other amount paid upon a Contractowner's or Annuitant's death.

You may designate a Beneficiary during your lifetime and change the Beneficiary by filing a written request with our Servicing Office. Each change of Beneficiary revokes any previous designation. We reserve the right to request that you send us the contract for endorsement of a change of Beneficiary.

Upon the death of the Contractowner, a Death Benefit will be paid to the Beneficiary. Upon the death of a joint owner, the Death Benefit will be paid to the surviving joint owner. If the Contractowner is a corporation or other non-individual (non-natural person), the death of the Annuitant will be treated as death of the Contractowner.

If an Annuitant who is not the Contractowner or joint owner dies, then the contingent Annuitant, if named, becomes the Annuitant and no Death Benefit is payable on the death of the Annuitant. If no contingent Annuitant is named, the Contractowner (or younger of joint owners) becomes the Annuitant. Alternatively, a Death Benefit may be paid to the Contractowner (and joint owner, if applicable, in equal shares). Notification of the election of this Death Benefit must be received by us within 75 days of the death of the Annuitant. The contract terminates when any Death Benefit is paid due to the death of the Annuitant.

Only the Contract Value as of the Valuation Date we approve the payment of the death claim is available as a Death Benefit if a Contractowner, joint owner or Annuitant was added or changed subsequent to the effective date of this contract unless the change occurred because of the death of a prior Contractowner, joint owner or Annuitant. If your Contract Value equals zero, no Death Benefit will be paid.

Account Value Death Benefit. If you elect the Account Value Death Benefit contract option, we will pay a Death Benefit equal to the Contract Value on the Valuation Date the Death Benefit is approved by us for payment. No additional Death Benefit is provided. Once you have selected this Death Benefit option, it cannot be changed. (Your contract may refer to this benefit as the Contract Value Death Benefit.)

Guarantee of Principal Death Benefit. If you do not select a Death Benefit, the Guarantee of Principal Death Benefit will apply to your contract. If the Guarantee of Principal Death Benefit is in effect, the Death Benefit will be equal to the greater of:
 o the current Contract Value as of the Valuation Date we approve the payment of the claim; or
 o the sum of all Gross Purchase Payments decreased by withdrawals in the same proportion that withdrawals reduced the Contract Value (withdrawals less than or equal to the Guaranteed Annual Income amount under any version of the Lincoln Lifetime IncomeSM Advantage 2.0 rider or the Maximum Annual Withdrawal amount under the Lincoln Lifetime IncomeSM Advantage rider may reduce the sum of all Purchase Payments amount on a dollar for dollar basis. See The Contracts - Lincoln Lifetime IncomeSM Advantage 2.0 (Managed
   Risk) and The Contracts - Lincoln Lifetime IncomeSM Advantage).

In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the Contract Value may have a magnified effect on the reduction of the Death Benefit payable. All references to withdrawals include deductions for any applicable charges associated with those withdrawals (an Interest Adjustment for example) and premium taxes, if any.

The Guarantee of Principal Death Benefit may be discontinued by completing the Death Benefit Discontinuance form and sending it to our Servicing Office. The benefit will be discontinued as of the Valuation Date we receive the request and the Account Value Death Benefit will apply. We will deduct the charge for the Account Value Death Benefit as of that date. See Charges and Other Deductions.

Enhanced Guaranteed Minimum Death Benefit (EGMDB). If the EGMDB is in effect, the Death Benefit paid will be the greatest of:
 o the current Contract Value as of the Valuation Date we approve the payment of the claim; or
 o the sum of all Gross Purchase Payments decreased by withdrawals in the same proportion that withdrawals reduced the Contract Value (withdrawals less than or equal to the Guaranteed Annual Income amount under any version of the Lincoln Lifetime IncomeSM Advantage 2.0 rider or the Maximum Annual Withdrawal amount under the Lincoln Lifetime IncomeSM Advantage rider may reduce the sum of all Purchase Payments amount on a dollar for dollar basis. See The Contracts - Lincoln Lifetime IncomeSM Advantage 2.0 (Managed
   Risk) and The Contracts - Lincoln Lifetime IncomeSM Advantage); or
 o the highest Contract Value which the contract attains on any contract anniversary (including the inception date) (determined before the allocation of any Gross Purchase Payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the death of the Contractowner, joint owner (if applicable) or Annuitant for whom the death claim is approved for payment. The highest Contract Value is increased by Gross Purchase Payments and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduced the Contract Value.

In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the Contract Value may have a magnified effect on the reduction of the Death Benefit payable. All references to withdrawals include deductions for any applicable charges associated with those withdrawals and premium taxes, if any.

The EGMDB is not available under contracts issued to a Contractowner, or joint owner or Annuitant, who is age 80 or older at the time of issuance.

You may discontinue the EGMDB at any time by completing the Death Benefit Discontinuance form and sending it to our Servicing Office. The benefit will be discontinued as of the Valuation Date we receive the request, and the Guarantee of Principal Death Benefit or the Account Value Death Benefit will apply. We will deduct the applicable charge for the new Death Benefit as of that date. See Charges and Other Deductions.

General Death Benefit Information

Only one of these Death Benefits may be in effect at any one time. This benefit terminates if you elect i4LIFE (Reg. TM) Advantage or if you elect an annuitization option. i4LIFE (Reg. TM) Advantage only provides Death Benefit options during the Access Period. There are no Death Benefits during the Lifetime Income Period. Please see the i4LIFE (Reg. TM) Advantage - i4LIFE (Reg. TM) Advantage Death Benefit section of this prospectus for more information.

If there are joint owners, upon the death of the first Contractowner, we will pay a Death Benefit to the surviving joint owner. The surviving joint owner will be treated as the primary, designated Beneficiary. Any other Beneficiary designation on record at the time of death will be treated as a contingent Beneficiary. If the surviving joint owner is the spouse of the deceased joint owner, he/she may continue the contract as sole Contractowner. Upon the death of the spouse who continues the contract, we will pay a Death Benefit to the designated Beneficiary(s).

If the Beneficiary is the spouse of the Contractowner, then the spouse may elect to continue the contract as the new Contractowner. Same-sex spouses should carefully consider whether to purchase annuity products that provide benefits based upon status as a spouse, and whether to exercise any spousal rights under the contract. The U.S. Supreme Court recently held that same-sex spouses who have been married under state law will now be treated as spouses for purposes of federal law. You are strongly encouraged to consult a tax advisor before electing spousal rights under the contract.

Should the surviving spouse elect to continue the contract, a portion of the Death Benefit may be credited to the contract. Any portion of the Death Benefit that would have been payable (if the contract had not been continued) that exceeds the current Contract Value on the Valuation Date we approve the claim will be added to the Contract Value. If the contract is continued in this way, the Death Benefit in effect at the time the Beneficiary elected to continue the contract will remain as the Death Benefit.

The value of the Death Benefit will be determined as of the Valuation Date we approve the payment of the claim. Approval of payment will occur upon our receipt of a claim submitted in Good Order. To be in Good Order, we require all the following:

1.proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us, of the death; and

2.written authorization for payment; and

3.all required claim forms, fully completed (including selection of a settlement option).

Notwithstanding any provision of this contract to the contrary, the payment of Death Benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death Benefits may be taxable. See Federal Tax Matters.

Unless otherwise provided in the Beneficiary designation, one of the following procedures will take place on the death of a Beneficiary:
 o If any Beneficiary dies before the Contractowner, that Beneficiary's interest will go to any other Beneficiaries named, according to their respective interests; and/or
 o If no Beneficiary survives the Contractowner, the proceeds will be paid to the Contractowner's estate.

If the Beneficiary is a minor, court documents appointing the guardian/custodian may be required.

Unless the Contractowner has already selected a settlement option, the Beneficiary may choose the method of payment of the Death Benefit. The Death Benefit payable to the Beneficiary or joint owner must be distributed within five years of the Contractowner's date of death unless the Beneficiary begins receiving within one year of the Contractowner's death the distribution in the form of a life annuity or an annuity for a designated period not extending beyond the Beneficiary's life expectancy.

Upon the death of the Annuitant, Federal tax law requires that an annuity election be made no later than 60 days after we have approved the death claim for payment.

If the Death Benefit becomes payable, the recipient may elect to receive payment either in the form of a lump sum settlement or an Annuity Payout. If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of Death Benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.

Abandoned Property. Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the date a benefit is due and payable. For example, if the payment of a Death Benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary of the Death Benefit, or the Beneficiary does not come forward to claim the Death Benefit in a timely manner, the Death Benefit will be "escheated". This means that the Death Benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Contractowner last resided, as shown on our books and records, or to our state of domicile. This escheatment is revocable and the state is obligated to pay the Death Benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation.

To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change. You may update your Beneficiary designations by filing a written request with our Servicing Office.


SecureLine (Reg. TM). As of February 3, 2014, SecureLine (Reg. TM) is no longer offered. Prior to February 3, 2014, in the case of a death of one of the parties to the annuity contract, if the recipient of the Death Benefit had elected a lump sum settlement and the Death Benefit was over $10,000, the proceeds were placed into a SecureLine (Reg. TM) account in the recipient's name as the owner of the account. SecureLine (Reg. TM) is a service that helped the recipient manage the Death Benefit proceeds. With SecureLine (Reg. TM), an interest bearing account was established from the proceeds payable on a policy or contract administered by us. The recipient is the owner of the account, and is the only one authorized to transfer proceeds from the account. Instead of mailing the recipient a check, we will send a checkbook so that the recipient will have access to the account by writing a check. The recipient may choose to leave the proceeds in this account, or may begin writing checks right away. If the recipient decides he or she wants the entire proceeds immediately, the recipient may write one check for the entire account balance. The recipient can write as many checks as he or she wishes. We may at our discretion set minimum withdrawal amounts per check. The total of all checks written cannot exceed the account balance. The SecureLine (Reg. TM) account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account. The recipient may request that surrender proceeds be paid directly to him or her instead of applied to a SecureLine (Reg. TM) account.

Interest credited in the SecureLine (Reg. TM) account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that the recipient consult a tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine (Reg. TM) account. The balance in the recipient's SecureLine (Reg.
TM) account starts earning interest the day the account is opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to the recipient's account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to the recipient's SecureLine (Reg. TM) account may be more or less than the rate earned on funds held in our general account. The interest rate offered with a SecureLine (Reg.
TM) account is not necessarily that credited to the fixed account.

There are no monthly fees. The recipient may be charged a fee for a stop payment or if a check is returned for insufficient funds.


Investment Requirements

If you purchase a Living Benefit Rider (except i4LIFE (Reg. TM) Advantage without Guaranteed Income Benefit), you will be subject to Investment Requirements. This means you will be limited in your choice of Subaccount investments and in how much you can invest in certain Subaccounts. This also means you will not be able to allocate Contract Value to all of the Subaccounts that are available to Contractowners who have not elected a Living Benefit Rider.

If you elect a Living Benefit Rider, Investment Requirements apply whether you purchase the rider at contract issue or add it to an existing contract. The Living Benefit Rider you purchase and the date of purchase will determine which Investment Requirements will apply to your contract. Currently, if you purchase i4LIFE (Reg. TM) without Guaranteed Income Benefit, you will not be subject to any Investment Requirements, although we reserve the right to impose Investment Requirements for this rider in the future.

Certain of the underlying funds that are included in the Investment Requirements, including funds managed by an adviser affiliated with us, employ risk management strategies that are intended to control the funds' overall volatility, and for some funds, to also reduce the downside exposure of the funds during significant market downturns. These risk management strategies could limit the upside participation of the fund in rising equity markets relative to other funds. The success of the adviser's risk management strategy depends, in part, on the adviser's ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the fund's benefit. There is no guarantee that the strategy can achieve or maintain the fund's optimal risk targets. The fund's performance may be negatively impacted in certain markets as a result of reliance on these strategies. In low volatility markets the volatility management strategy may not mitigate losses. In addition, the adviser may not be able to effectively implement the strategy during rapid or extreme market events. Such inefficiency in implementation could cause the fund to lose more money than investing without the risk management strategy or not realize potential gains. Any one of these factors could impact the success of the volatility management strategy, and the fund may not perform as expected.

These funds are included under Investment Requirements (particularly in the Investment Requirements for the Managed Risk riders) in part, to reduce the risk of investment losses that may require us to use our own assets to make guaranteed payments under a Living Benefit Rider. Our financial interest in reducing loss and the volatility of overall Contract Values, in light of our obligations to provide benefits under the riders, may be deemed to present a potential conflict of interest with respect to the interests of Contractowners. In addition, any negative impact to the underlying funds as a result of the risk management strategies may limit contract values, which in turn may limit your ability to achieve step-ups of the benefit base under a Living Benefit Rider. For more information about the funds and the investment strategies they employ, please refer to the funds' current prospectuses. Fund prospectuses are available by contacting us.

We have divided the Subaccounts of your contract into groups and have specified the minimum or maximum percentages of Contract Value that must be in each group at the time you purchase the rider (or when the rider Investment Requirements are enforced, if later). In addition, depending on when you purchased your contract, you may allocate your Contract Value and Purchase Payments in accordance with certain asset allocation models. If you terminate an asset allocation model, you must follow the Investment Requirements applicable to your rider. Some investment options are not available to you if you purchase certain riders. The Investment Requirements may not be consistent with an aggressive investment strategy. You should consult with your registered representative to determine if the Investment Requirements are consistent with your investment objectives.

Riders purchased prior to January 20, 2009. Contractowners who purchased the Lincoln Lifetime IncomeSM Advantage rider from December 15, 2008 through January 19, 2009 will be subject to Investment Requirements as set forth in your contract.

Riders purchased on or after January 20, 2009 and prior to June 30, 2009. Contractowners who have elected Living Benefit Riders (except for Lincoln SmartSecurity (Reg. TM) Advantage or 4LATER (Reg. TM) Advantage) between January 20, 2009 and June 30, 2009 are subject to the following Investment Requirements on the investments in their contracts.

You can select the percentages of Contract Value to allocate to individual Subaccounts within each group, but the total investment for all Subaccounts in a group must comply with the specified minimum or maximum percentages for that group.

In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your Contract Value on a periodic basis. On each quarterly anniversary of the effective date of the rider, we will rebalance your Contract Value, on a pro-rata basis, based on your allocation instructions in effect at the time of the rebalancing. Confirmation of the rebalancing will appear on your quarterly statement.

At this time, the Subaccount groups are as follows:


                                                                           Group 2
                                                                          Investments cannot exceed 70% of Contract Value or
 Group 1                                                                  Account Value (if
Investments must be at least 30% of Contract Value or Account Value (if   i4LIFE (Reg. TM) Advantage with Guaranteed Income
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit is in effect)   Benefit is in effect) ----------------------------
------------------------------------------------------------------------- ----------------------
 Delaware VIP (Reg. TM) Diversified Income Series                          All other Subaccounts except as described below.
 Delaware VIP (Reg. TM) Limited-Term Diversified Income Series
 LVIP BlackRock Inflation Protected Bond Fund
 LVIP Delaware Bond Fund
 LVIP Delaware Diversified Floating Rate Fund
 LVIP Dimensional/Vanguard Total Bond Fund
 LVIP Global Income Fund
 LVIP PIMCO Low Duration Bond Fund
 LVIP SSgA Bond Index Fund
 Templeton Global Bond VIP Fund

The DWS Alternative Asset Allocation VIP Portfolio, the PIMCO VIT CommodityRealReturn (Reg. TM) Strategy, the LVIP SSgA Emerging Markets 100 Fund, the AllianceBernstein VPS Global Thematic Growth Portfolio, the Delaware VIP (Reg. TM) REIT Series, the LVIP BlackRock Emerging Markets RPM Fund, the Delaware VIP (Reg. TM) Emerging Markets Series, the ClearBridge Variable Mid Cap Core Portfolio and the Franklin Templeton Founding Investment Strategy are not available with these riders. The fixed account is only available for dollar cost averaging.

To satisfy these Investment Requirements, you may allocate 100% of your Contract Value or Account Value under i4LIFE (Reg. TM) Advantage among the Subaccounts on the following list; however, if you allocate less than 100% of Contract Value or Account Value under i4LIFE (Reg. TM) Advantage to or among these Subaccounts, then these Subaccounts will be considered as part of Group 1 or 2 above, as applicable, and you will be subject to the Group 1 or 2 restrictions.

o BlackRock Global Allocation V.I. Fund
o Delaware VIP (Reg. TM) Diversified Income Series
o Delaware VIP (Reg. TM) Limited-Term Diversified Income Series
o Franklin Income VIP Fund
o LVIP BlackRock Global Allocation V.I. RPM Fund
o LVIP BlackRock Inflation Protected Bond Fund
o LVIP Delaware Bond Fund
o LVIP Delaware Diversified Floating Rate Fund
o LVIP Dimensional/Vanguard Total Bond Fund
o LVIP Global Income Fund
o LVIP Managed Risk Profile 2010 Fund
o LVIP Managed Risk Profile 2020 Fund
o LVIP Managed Risk Profile Conservative Fund

o LVIP Managed Risk Profile Growth Fund
o LVIP Managed Risk Profile Moderate Fund
o LVIP PIMCO Low Duration Bond Fund
o LVIP SSgA Bond Index Fund
o LVIP SSgA Conservative Index Allocation Fund
o LVIP SSgA Conservative Structured Allocation Fund
o LVIP SSgA Global Tactical Allocation RPM Fund
o LVIP SSgA Moderate Index Allocation Fund
o LVIP SSgA Moderate Structured Allocation Fund
o LVIP SSgA Moderately Aggressive Index Allocation Fund
o LVIP SSgA Moderately Aggressive Structured Allocation Fund
o Templeton Global Bond VIP Fund

To satisfy these Investment Requirements, Contract Value can be allocated in accordance with certain asset allocation models, made available to you by your broker dealer. 100% of the Contract Value can be allocated to one of the following models: Lincoln SSgA Structured Conservative Model, Lincoln SSgA Structured Moderate Model, Lincoln SSgA Structured Moderately Aggressive Model,

Lincoln SSgA Conservative Index Model, Lincoln SSgA Moderate Index Model and Lincoln SSgA Moderately Aggressive Index Model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in your contract that meets the Investment Requirements or reallocate Contract Value among Group 1 or Group 2 Subaccounts as described above.

Riders purchased on or after June 30, 2009. If you elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk) you must allocate your Contract Value in accordance with the Investment Requirements for Managed Risk Riders section below. If you elect any other Living Benefit Rider you must allocate your Contract Value in accordance with the Investment Requirements for other Living Benefit Riders section below.

For all Living Benefit Riders, you can select the percentages of Contract Value (or Account Value if i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit is in effect) to allocate to individual Subaccounts within each group, but the total investment for all Subaccounts within the group must comply with the specified minimum or maximum percentages for that group.

You must hold the rider for a minimum period of time after election (the minimum time is specified under the Termination section of each rider). During this time, you will be required to adhere to the Investment Requirements. After this time, failure to adhere to the Investment Requirements will result in termination of the rider.

In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your Contract Value on a periodic basis. On each quarterly anniversary of the effective date of the rider, we will rebalance your Contract Value, on a pro-rata basis, based on your allocation instructions in effect at the time of the rebalancing. Confirmation of the rebalancing will appear on your quarterly statement.

Investment Requirements for Managed Risk Riders (formerly Protected Funds Riders). If you elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk), or 4LATER (Reg. TM) Advantage (Managed Risk), you must currently allocate your Contract Value among one or more of the following Subaccounts only.


 Group 1                                                   Group 2
Investments must be at least 30% of Contract              Investments cannot exceed 70% of Contract
Value or Account Value (if i4LIFE (Reg. TM) Advantage     Value or Account Value (if i4LIFE (Reg. TM) Advantage
Guaranteed Income Benefit (Managed Risk) is               Guaranteed Income Benefit (Managed Risk) is
in effect)                                                in effect)
--------------------------------------------------------- -------------------------------------------------------
 Delaware VIP (Reg. TM) Diversified Income Series          LVIP American Century VP Mid Cap Value RPM
 Delaware VIP (Reg. TM) Limited-Term Diversified Income   Fund
  Series                                                  LVIP BlackRock Equity Dividend RPM Fund
 LVIP BlackRock Inflation Protected Bond Fund             LVIP BlackRock Global Allocation V.I. RPM Fund
 LVIP Delaware Bond Fund                                  LVIP ClearBridge Variable Appreciation RPM
 LVIP Delaware Diversified Floating Rate Fund             Fund
 LVIP Dimensional/Vanguard Total Bond Fund                LVIP Columbia Small-Mid Cap Growth RPM Fund
 LVIP Global Income Fund                                  LVIP Dimensional Non-U.S. Equity RPM Fund
 LVIP PIMCO Low Duration Bond Fund                        LVIP Dimensional U.S. Equity RPM Fund
 LVIP SSgA Bond Index Fund                                LVIP Franklin Mutual Shares VIP RPM Fund
                                                          LVIP Invesco Diversified Equity-Income RPM
                                                          Fund
                                                          LVIP Invesco V.I. Comstock RPM Fund
                                                          LVIP JPMorgan Mid Cap Value RPM Fund
                                                          LVIP MFS International Growth RPM Fund
                                                          LVIP Managed Risk Profile Conservative Fund
                                                          LVIP Managed Risk Profile Growth Fund
                                                          LVIP Managed Risk Profile Moderate Fund
                                                          LVIP Multi-Manager Global Equity RPM Fund
                                                          LVIP SSgA Global Tactical Allocation RPM Fund
                                                          LVIP SSgA International RPM Fund
                                                          LVIP SSgA Large Cap RPM Fund
                                                          LVIP SSgA Small-Cap RPM Fund
                                                          LVIP Templeton Growth RPM Fund
                                                          LVIP UBS Large Cap Growth RPM Fund
                                                          LVIP VIP Contrafund (Reg. TM) RPM Portfolio
                                                          LVIP VIP Mid Cap RPM Portfolio



 Group 1                                                   Group 3
Investments must be at least 30% of Contract              Investments cannot exceed 10% of Contract
Value or Account Value (if i4LIFE (Reg. TM) Advantage     Value or Account Value (if i4LIFE (Reg. TM) Advantage
Guaranteed Income Benefit (Managed Risk) is               Guaranteed Income Benefit (Managed Risk is in
in effect)                                                effect)
--------------------------------------------------------- ------------------------------------------------------
 Delaware VIP (Reg. TM) Diversified Income Series          LVIP BlackRock Emerging Markets RPM Fund
 Delaware VIP (Reg. TM) Limited-Term Diversified Income
  Series
 LVIP BlackRock Inflation Protected Bond Fund
 LVIP Delaware Bond Fund
 LVIP Delaware Diversified Floating Rate Fund
 LVIP Dimensional/Vanguard Total Bond Fund
 LVIP Global Income Fund
 LVIP PIMCO Low Duration Bond Fund
 LVIP SSgA Bond Index Fund

The fixed account is only available for dollar cost averaging.


As an alternative, to satisfy these Investment Requirements, you may allocate 100% of your Contract Value among the Subaccounts listed below. If you allocate less than 100% of Contract Value or i4LIFE (Reg. TM) Account Value among these Subaccounts, then the Subaccounts listed below that are also listed in Group 1 will be subject to the Group 1 restrictions. Any remaining Subaccounts listed below that are not listed in Group 1 will fall into Group 2 and be subject to Group 2 restrictions.

o Delaware VIP (Reg. TM) Limited-Term Diversified Income Series o Delaware VIP (Reg. TM) Diversified Income Series

o LVIP BlackRock Global Allocation V.I. RPM Fund
o LVIP BlackRock Inflation Protected Bond Fund
o LVIP Delaware Bond Fund
o LVIP Delaware Diversified Floating Rate Fund
o LVIP Dimensional/Vanguard Total Bond Fund
o LVIP Global Income Fund

o LVIP Managed Risk Profile Conservative Fund
o LVIP Managed Risk Profile Growth Fund
o LVIP Managed Risk Profile Moderate Fund
o LVIP PIMCO Low Duration Bond Fund
o LVIP SSgA Bond Index Fund
o LVIP SSgA Global Tactical Allocation RPM Fund


Investment Requirements for other Living Benefit Riders. If you elected a Living Benefit Rider other than Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed
Risk), or 4LATER (Reg. TM) Advantage (Managed Risk), you must currently allocate your Contract Value among one or more of the following Subaccounts only:


 Group 1                                                   Group 2
Investments must be at least 30% of Contract              Investments cannot exceed 70% of Contract
Value or Account Value (if i4LIFE (Reg. TM) Advantage     Value or Account Value (if i4LIFE (Reg. TM) Advantage
with Guaranteed Income Benefit is in effect)              with Guaranteed Income Benefit is in effect)
--------------------------------------------------------- -------------------------------------------------------
 Delaware VIP (Reg. TM) Diversified Income Series          All other Subaccounts except those in Group 3
 Delaware VIP (Reg. TM) Limited-Term Diversified Income   and as described below.
  Series
 LVIP BlackRock Inflation Protected Bond Fund
 LVIP Delaware Bond Fund
 LVIP Delaware Diversified Floating Rate Fund
 LVIP Dimensional/Vanguard Total Bond Fund
 LVIP Global Income Fund
 LVIP PIMCO Low Duration Bond Fund
 LVIP SSgA Bond Index Fund




 Group 1                                                   Group 3
Investments must be at least 30% of Contract              Investments cannot exceed 10% of Contract
Value or Account Value (if i4LIFE (Reg. TM) Advantage     Value or Account Value (if i4LIFE (Reg. TM) Advantage
with Guaranteed Income Benefit is in effect)              with Guaranteed Income Benefit is in effect)
--------------------------------------------------------- ------------------------------------------------------
 Delaware VIP (Reg. TM) Diversified Income Series          AllianceBernstein VPS Global Thematic Growth
 Delaware VIP (Reg. TM) Limited-Term Diversified Income   Portfolio
  Series                                                  Delaware VIP (Reg. TM) Emerging Markets Series
 LVIP BlackRock Inflation Protected Bond Fund             Delaware VIP (Reg. TM) REIT Series
 LVIP Delaware Bond Fund                                  DWS Alternative Asset Allocation VIP Portfolio
 LVIP Delaware Diversified Floating Rate Fund             LVIP BlackRock Emerging Markets RPM Fund
 LVIP Dimensional/Vanguard Total Bond Fund                LVIP Clarion Global Real Estate Fund
 LVIP Global Income Fund                                  LVIP SSgA Emerging Markets 100 Fund
 LVIP PIMCO Low Duration Bond Fund                        MFS (Reg. TM) VIT Utilities Series
 LVIP SSgA Bond Index Fund


The PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio, Franklin Templeton Founding Investment Strategy, Templeton Global Bond VIP Fund, and ClearBridge Variable Mid Cap Core Portfolio are not available. The fixed account is only available for dollar cost averaging.

As an alternative, to satisfy these Investment Requirements, you may allocate 100% of your Contract Value among the Subaccounts listed below. If you allocate less than 100% of Contract Value or i4LIFE (Reg. TM) Account Value among these Subaccounts, then the Subaccounts listed below that are also listed in Group 1 will be subject to the Group 1 restrictions. Any remaining Subaccounts listed below that are not listed in Group 1 will fall into Group 2 and be subject to Group 2 restrictions.

o BlackRock Global Allocation V.I. Fund
o Delaware VIP (Reg. TM) Diversified Income Series
o Delaware VIP (Reg. TM) Limited-Term Diversified Income Series
o LVIP BlackRock Global Allocation V.I. RPM Fund
o LVIP BlackRock Inflation Protected Bond Fund
o LVIP Delaware Bond Fund
o LVIP Delaware Diversified Floating Rate Fund
o LVIP Dimensional/Vanguard Total Bond Fund
o LVIP Global Income Fund
o LVIP Managed Risk Profile 2010 Fund
o LVIP Managed Risk Profile 2020 Fund
o LVIP Managed Risk Profile Conservative Fund

o LVIP Managed Risk Profile Growth Fund
o LVIP Managed Risk Profile Moderate Fund
o LVIP PIMCO Low Duration Bond Fund
o LVIP SSgA Bond Index Fund
o LVIP SSgA Global Tactical Allocation RPM Fund
o LVIP SSgA Conservative Index Allocation Fund
o LVIP SSgA Conservative Structured Allocation Fund
o LVIP SSgA Moderate Index Allocation Fund
o LVIP SSgA Moderate Structured Allocation Fund
o LVIP SSgA Moderately Aggressive Index Allocation Fund
o LVIP SSgA Moderately Aggressive Structured Allocation Fund

To satisfy these Investment Requirements, Contract Value may be allocated in accordance with certain asset allocation models (depending on when you purchased your contract) made available to you by your broker dealer. If so, currently 100% of the Contract Value can be allocated to one of the following models: Lincoln SSgA Structured Conservative Model, Lincoln SSgA Structured Moderate Model, Lincoln SSgA Structured Moderately Aggressive Model, Lincoln SSgA Conservative Index Model, Lincoln SSgA Moderate Index Model and Lincoln SSgA Moderately Aggressive Index Model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in your contract that meets the Investment Requirements or reallocate Contract Value among Group 1, Group 2 or Group 3 Subaccounts as described above. These models are not available for contracts issued on or after November 15, 2010.

Living Benefit Riders

The optional Living Benefit Riders offered under this variable annuity contract are described in the following sections. The riders offer either a minimum withdrawal benefit (Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity (Reg. TM) Advantage), a minimum Annuity Payout (i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit, 4LATER (Reg. TM) Advantage (Managed
Risk) and 4LATER (Reg. TM) Advantage), or an income benefit (Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and Lincoln Lifetime IncomeSM Advantage 2.0). Living Benefit Riders which are no longer available for purchase include:
Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0 and 4LATER (Reg. TM) Advantage. Certain versions of i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit may also be unavailable unless guaranteed under a prior rider you purchased. You may not elect more than one Living Benefit Rider at any one time. Upon election of a Living Benefit Rider, you will be subject to Investment Requirements (unless you elect i4LIFE (Reg. TM) Advantage without the Guaranteed Income Benefit).

Excess Withdrawals under certain Living Benefit Riders may result in a reduction or premature termination of those benefits or of those riders. If you are not certain how an Excess Withdrawal will reduce your future guaranteed amounts, you should contact either your registered representative or us prior to requesting a withdrawal to find out what, if any, impact the Excess Withdrawal will have on any guarantees under the Living Benefit Rider. Terms and conditions may change after the contract is purchased.

The benefits and features of the optional Living Benefit Riders are separate and distinct from the downside protection strategies that may be employed by the funds offered under this contract. The riders do not guarantee the investment results of the funds.

The Living Benefit Riders provide different methods to take income from your Contract Value or receive lifetime payments and may provide certain guarantees. There are differences between the riders in the features provided as well as the charge structure. Before you elect a rider, or terminate your existing rider to elect a new rider, you should carefully review the terms and conditions of each rider. If you elect a rider at contract issue, then the rider will be effective on the contract's effective date.


Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)

Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is a Living Benefit Rider available for purchase in your contract that provides:
 o Guaranteed periodic withdrawals up to the Guaranteed Annual Income amount (with certain exceptions listed later, up to the Contractowner's age 80 on qualified contracts and up to the Contractowner's age 95 (or the younger of you and your spouse if the joint life option is elected) for nonqualified contracts) which is based upon a guaranteed Income Base (a value equal to either your initial Purchase Payment or Contract Value, if elected after the contract's effective date);
 o Lifetime income is available through i4LIFE (Reg. TM) Advantage or Guaranteed Annual Income Amount Annuity Payout Option which must be elected by specific ages set forth below;
 o A 5% Enhancement to the Income Base (less Purchase Payments received in that year) if greater than an Automatic Annual Step-up so long as no withdrawals are made in that year and the rider is within the Enhancement Period;
 o Automatic Annual Step-ups of the Income Base to the Contract Value if the Contract Value is equal to or greater than the Income Base after the 5% Enhancement;
 o Age-based increases to the Guaranteed Annual Income amount (after reaching a higher age-band and after an Automatic Annual Step-up).

Prior to May 12, 2014, this rider was called Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds. A prior version of this rider, Lincoln Lifetime IncomeSM Advantage 2.0, provided lower Guaranteed Annual Income percentages with less restrictive Investment Requirements. All terms that apply to Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) apply to Lincoln Lifetime IncomeSM Advantage 2.0 except as noted. Lincoln Lifetime IncomeSM Advantage 2.0 is no longer available for purchase.

Please note any withdrawals made prior to age 55 or that exceed the Guaranteed Annual Income amount or that are not payable to the original Contractowner or original Contractowner's bank account (or to the original Annuitant or the original Annuitant's bank account, if the owner is a non-natural person) (Excess Withdrawals) may significantly reduce your Income Base as well as your Guaranteed Annual Income amount by an amount greater than the dollar amount of the Excess Withdrawal and will terminate the rider if the Income Base is reduced to zero. Withdrawals will also negatively impact the availability of the 5% Enhancement.

In order to purchase Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), the Purchase Payment or Contract Value (if purchased after the contract is issued) must be at least $25,000. This rider provides guaranteed, periodic withdrawals regardless of the investment performance of the contract, provided that certain conditions are met. The Contractowner, Annuitant or Secondary Life may not be changed while this rider is in effect (except if the Secondary Life assumes ownership of the contract upon death of the Contractowner), including any sale or assignment of the contract as collateral. An Income Base is used to calculate the Guaranteed Annual Income payment from your contract, but is not available as a separate benefit upon death or surrender. The Income Base is equal to the initial Purchase Payment (or Contract Value if elected after contract issue), increased by subsequent Purchase Payments, Automatic Annual Step-ups and 5% Enhancements, and decreased by Excess Withdrawals in accordance with the provisions set forth below. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Servicing Office approval. No additional Purchase Payments are allowed if the Contract Value decreases to zero for any reason.

This rider provides for guaranteed, periodic withdrawals up to the Guaranteed Annual Income amount commencing after the younger of you or your spouse (joint life option) reach age 55. The Guaranteed Annual Income payments are based upon specified percentages of the Income Base. The specified withdrawal percentages of the Income Base are age based and may increase over time. With the single life and joint life options, you may receive Guaranteed Annual Income payments for your lifetime through the election of i4LIFE (Reg. TM) Advantage or the Guaranteed Annual Income Amount Annuity Payout Option. If an election is not made, the Lincoln Lifetime IncomeSM Advantage 2.0 rider will terminate. Except as specified below, this election must be made by the Contractowner's age 80 for qualified contracts and up to the Contractowner's (or joint owner's if younger) age 95 for nonqualified contracts. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 prior to April 2, 2012 and all purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) who own their riders through the 5th Benefit Year anniversary must elect i4LIFE (Reg. TM) Advantage or the Guaranteed Annual Income Amount Annuity Payout Option prior to age 85 for qualified contracts or age 99 for nonqualified contracts.

Lincoln New York offers other optional riders available for purchase with its variable annuity contracts. These riders provide different methods to take income from your Contract Value and may provide certain guarantees. There are differences between the riders in the features provided as well as the charge structure. In addition, the purchase of one rider may impact the availability of another rider. Information about the relationship between Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and these other riders is included later in this discussion. Not all riders will be available at all times. You may consider purchasing Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) if you want a guaranteed lifetime income payment that may grow as you get older and may increase through the Automatic Annual Step-up or 5% Enhancement. The cost of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) may be higher than other Living Benefit Riders that you may purchase in your contract. The age at which you may start receiving the Guaranteed Annual Income amount may be different than the ages that you may receive guaranteed payments under other riders.

Availability. If you are interested in this rider, you must elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). Lincoln Lifetime IncomeSM Advantage 2.0 is no longer available for purchase. For contracts issued on or after August 26, 2013, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is only available for election at the time the contract is purchased.

Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is available for purchase with nonqualified and qualified (IRAs and Roth IRAs) annuity contracts. The Contractowner/Annuitant as well as the spouse under the joint life option must be at least age 50 and age 85 or younger (age 76 for qualified contracts) at the time this rider is elected. You cannot elect the rider and any other Living Benefit Rider offered in your contract at the same time. You may not elect the rider if you have also elected i4LIFE (Reg. TM) Advantage or 4LATER (Reg. TM) Advantage (Managed Risk), which are Annuity Payout options. There is no guarantee that Lincoln Lifetime IncomeSM Advantage 2.0 (Managed
Risk) will be available for new purchasers in the future as we reserve the right to discontinue this benefit at any time. In addition, we may make different versions of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) available to new purchasers.

If you purchased Lincoln Lifetime IncomeSM Advantage 2.0 prior to April 2, 2012, you are not eligible to purchase Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) as there would be no additional benefit to you.

If you purchased your contract prior to August 26, 2013, and you own a Living Benefit Rider (other than Lincoln Lifetime IncomeSM Advantage 2.0) and you wish to elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), you must first terminate your existing Living Benefit Rider. You must wait at least 12 months after this termination, and also comply with your existing Living Benefit Rider's termination rules, before you will be able to elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). For further information on termination rules, see the "Termination" section associated with your Living Benefit Rider. In all cases, by terminating your existing Living Benefit Rider, you will no longer be entitled to any of the benefits that have accrued under that rider.

If you purchase Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), you will be limited in your ability to invest within the Subaccounts offered within your contract. You will be required to adhere to Investment Requirements for Managed Risk Riders. If you purchased Lincoln Lifetime IncomeSM Advantage 2.0 you are required to adhere to Investment Requirements for other Living Benefit Riders.

In addition, the fixed account is not available except for use with dollar cost averaging. See Investment Requirements for more information.

If the rider is elected at contract issue, then the rider will be effective on the contract's effective date. If the rider is elected after the contract is issued (available only for contracts issued prior to August 26, 2013), the rider will be effective on the next Valuation Date following approval by us.

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that.

Income Base. The Income Base is a value used to calculate your Guaranteed Annual Income amount. The Income Base is not available to you as a lump sum withdrawal or a Death Benefit. The initial Income Base varies based on when you elect the rider. If you elect the rider at the time you purchase the contract, the initial Income Base will equal your initial Purchase Payment . If you elect the rider after we issue the contract, the initial Income Base will equal the Contract Value on the effective date of the rider. The maximum Income Base is $10,000,000. This maximum takes into consideration the total guaranteed amounts under the Living Benefit Riders of all Lincoln New York contracts (or contracts issued by our affiliates) in which you (and/or spouse if joint life option) are the covered lives.

Additional Purchase Payments automatically increase the Income Base by the amount of the Purchase Payment (not to exceed the maximum Income Base); for example, a $10,000 additional Purchase Payment will increase the Income Base by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Servicing Office approval. If after the first Benefit Year cumulative additional Purchase Payments equal or exceed $100,000, the rider charge will change to the then current charge in effect on the next Benefit Year anniversary. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason including market loss.

Excess Withdrawals reduce the Income Base as discussed below. Withdrawals less than or equal to the Guaranteed Annual Income amount will not reduce the Income Base.

Since the charge for the rider is based on the Income Base, the cost of the rider increases when additional Purchase Payments, Automatic Annual Step-ups and 5% Enhancements are made, and the cost decreases as Excess Withdrawals are made because these transactions all adjust the Income Base. In addition, the percentage charge may change when Automatic Annual Step-ups or 5% Enhancements occur as discussed below or additional Purchase Payments occur. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Charge.

5% Enhancement. On each Benefit Year anniversary, the Income Base, minus Purchase Payments received in that year, will be increased by 5% if the Contractowner/Annuitant (as well as the spouse if the joint life option is in effect) are under age 86, if there were no withdrawals in that year and the rider is within the Enhancement Period. The Enhancement Period is a 10-year period that begins on the effective date of the rider. A new Enhancement Period begins immediately following an Automatic Annual Step-up. If during any Enhancement Period there are no Automatic Annual Step-ups, the 5% Enhancements will stop at the end of the Enhancement Period and will not restart until the next Benefit Year anniversary following the Benefit Year anniversary upon which an Automatic Annual Step-up occurs. Any Purchase Payment made after the initial Purchase Payment will be added immediately to the Income Base and will result in an increased Guaranteed Annual Income amount but must be invested in the contract at least one Benefit Year before it will be used in calculating the 5% Enhancement. Any Purchase Payments made within the first 90 days after the effective date of the rider will be included in the Income Base for purposes of calculating the 5% Enhancement on the first Benefit Year anniversary.

If you decline an Automatic Annual Step-up during the first 10 Benefit Years, you will continue to be eligible for the 5% Enhancements through the end of the current Enhancement Period, but the rider charge could increase to the then current charge at the time of any 5% Enhancements after the 10th Benefit Year anniversary. You will have the option to opt out of the Enhancements after the 10th Benefit Year. In order to be eligible to receive further 5% Enhancements the Contractowner/Annuitant (single life option), or the Contractowner and spouse (joint life option) must still be living and be under age 86.

Note: The 5% Enhancement is not available in any year there is a withdrawal from Contract Value including a Guaranteed Annual Income payment. A 5% Enhancement will occur in subsequent years only under certain conditions. If you are eligible (as defined below) for the 5% Enhancement in the next year, the Enhancement will not occur until the Benefit Year anniversary of that year.


The following is an example of the impact of the 5% Enhancement on the Income Base (assuming no withdrawals):

Initial Purchase Payment = $100,000; Income Base = $100,000

Additional Purchase Payment on day 30 = $15,000; Income Base = $115,000

Additional Purchase Payment on day 95 = $10,000; Income Base = $125,000

On the first Benefit Year anniversary, the Income Base will not be less than $130,750 ($115,000 times 1.05%=$120,750 plus $10,000). The $10,000 Purchase
Payment on day 95 is not eligible for the 5% Enhancement until the 2nd Benefit Year anniversary.

The 5% Enhancement will be in effect for 10 years (the Enhancement Period) from the effective date of the rider. A new Enhancement Period will begin each time an Automatic Annual Step-up to the Contract Value occurs as described below. As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Income Base, you will not receive the 5% Enhancement. If the Automatic Annual Step-up and the 5% Enhancement increase the Income Base to the same amount then you will receive the Automatic Annual Step-up. The 5% Enhancement or the Automatic Annual Step-up cannot increase the Income Base above the maximum Income Base of $10,000,000.

You will not receive the 5% Enhancement on any Benefit Year anniversary in which there is a withdrawal, including a Guaranteed Annual Income payment from the contract during that Benefit Year. The 5% Enhancement will occur on the following Benefit Year anniversary if no further withdrawals are made from the contract and the rider is within the Enhancement Period.

An example of the impact of a withdrawal on the 5% Enhancement is included in the Withdrawal Amount section below.

If during the first 10 Benefit Years your Income Base is increased by the 5% Enhancement on the Benefit Year anniversary, your percentage charge for the rider will not change on the Benefit Year anniversary. However, the amount you pay for the rider will increase since the charge for the rider is based on the Income Base. After the 10th Benefit Year anniversary the annual rider percentage charge may increase to the current charge each year if the Income Base increases as a result of the 5% Enhancement, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Charge.

If your percentage charge for this rider is increased due to a 5% Enhancement that occurs after the 10th Benefit Year anniversary, you may opt-out of the 5% Enhancement by giving us notice in writing within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the rider to change. This opt-out will only apply for this particular 5% Enhancement. You will need to notify us each time thereafter (if an Enhancement would cause your percentage charge to increase) if you do not want the 5% Enhancement. You may not opt-out of the 5% Enhancement if the current charge for the rider increases due to additional Purchase Payment made during that Benefit Year that exceeds the $100,000 Purchase Payment restriction after the first Benefit Year. See Income Base section for more details.

Automatic Annual Step-ups of the Income Base. The Income Base will automatically step-up to the Contract Value on each Benefit Year anniversary if:

   a.the Contractowner/Annuitant (single life option), or the Contractowner and spouse (joint life option) are still living and under age 86; and

   b.the Contract Value on that Benefit Year anniversary, after the deduction of any withdrawals (including the rider charge and account fee), plus any Purchase Payments made on that date is equal to or greater than the Income Base after the 5% Enhancement (if any).

Each time the Income Base is stepped up to the current Contract Value as described above, your percentage charge for the rider will be the current charge for the rider, not to exceed the guaranteed maximum charge. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Charge.

Each time the Automatic Annual Step-up occurs a new Enhancement Period starts. The Automatic Annual Step-up is available even in those years when a withdrawal has occurred.

If your percentage charge for this rider is increased upon an Automatic Annual Step-up, you may opt-out of the Automatic Annual Step-up by giving us notice in writing within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the rider to change. This opt-out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Step-up. As stated above, if you decline an Automatic Annual Step-up during the first 10 Benefit Years, you will continue to be eligible for the 5% Enhancements through the end of the current Enhancement Period, but the rider charge could increase to the then current charge at the time of any 5% Enhancements after the 10th Benefit Year anniversary. You will have the option to opt out of the Enhancements after the 10th Benefit Year. See the earlier Income Base section. You may not opt-out of the Automatic Annual Step-up if an additional Purchase Payment made during that Benefit Year caused the charge for the rider to increase to the current charge.

Following is an example of how the Automatic Annual Step-ups and the 5% Enhancement will work (assuming no withdrawals or additional Purchase Payments):


                                                                                           Potential
                                              Contract    Income Base with                 for Charge
                                               Value       5% Enhancement    Income Base   to Change
                                           ------------- ------------------ ------------- -----------
      Initial Purchase Payment $50,000 .     $  47,750*         N/A            $50,000        N/A
      1st Benefit Year anniversary........   $  54,000         $52,500         $54,000        Yes
      2nd Benefit Year anniversary........   $  53,900         $56,700         $56,700        No
      3rd Benefit Year anniversary........   $  56,000         $59,535         $59,535        No
      4th Benefit Year anniversary........   $  64,000         $62,512         $64,000        Yes

*The beginning Contract Value is the initial Purchase Payment less the 4.5% sales charge.

On the 1st Benefit Year anniversary, the Automatic Annual Step-up increased the Income Base to the Contract Value of $54,000 since the increase in the Contract Value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the 2nd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the 3rd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700=$2,835). On the 4th Benefit Year anniversary, the Automatic Annual Step-up to the Contract Value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535). An Automatic Annual Step-up cannot increase the Income Base beyond the maximum Income Base of $10,000,000.

Withdrawal Amount. You may make periodic withdrawals up to the Guaranteed Annual Income amount each Benefit Year as long as your Guaranteed Annual Income amount is greater than zero until the last day to elect either i4LIFE (Reg. TM) Advantage or the Guaranteed Annual Income Amount Annuity Payout Option set forth above. At that time, you must elect i4LIFE (Reg. TM) Advantage or the Guaranteed Annual Income Amount Annuity Payout option to continue receiving Guaranteed Annual Income payments for life. You may start taking Guaranteed Annual Income withdrawals when you (single life option) or the younger of you and your spouse (joint life option) turn age 55.

The initial Guaranteed Annual Income amount is calculated when you purchase the rider. If you (or younger of you and your spouse if the joint life option is elected) are under age 55 at the time the rider is elected the initial Guaranteed Annual Income amount will be zero. If you (or the younger of you and your spouse if the joint life option is elected) are age 55 or older at the time the rider is elected the initial Guaranteed Annual Income amount will be equal to a specified percentage of the Income Base. Upon your first withdrawal the Guaranteed Annual Income percentage is based on your age (single life option) or the younger of you and your spouse's age (joint life option) at the time of the withdrawal. For example, if you purchase Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) on or after May 20, 2013, at age 60 (single life option), your Guaranteed Annual Income percentage is 4% (see the table below). If you waited until you were age 70 (single life option) to make your first withdrawal your Guaranteed Annual Income percentage would be 5%. During the first Benefit Year the Guaranteed Annual Income amount is calculated using the Income Base as of the effective date of the rider (including any Purchase Payments made within the first 90 days after the effective date of the rider). After the first Benefit Year anniversary we will use the Income Base calculated on the most recent Benefit Year anniversary for calculating the Guaranteed Annual Income amount. After your first withdrawal the Guaranteed Annual Income amount percentage will only increase on a Benefit Year anniversary on or after you have reached an applicable higher age band and after there has also been an Automatic Annual Step-up. If you have reached an applicable age band and there has not also been a subsequent Automatic Annual Step-up, then the Guaranteed Annual Income amount percentage will not increase until the next Automatic Annual Step-up occurs. If you do not withdraw the entire Guaranteed Annual Income amount during a Benefit Year, there is no carryover of the remaining amount into the next Benefit Year.

Guaranteed Annual Income Percentages by Ages for rider elections on or after
                                 May 20, 2013:


             Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)


                Single Life Option                                    Joint Life Option
--------------------------------------------------    --------------------------------------------------
                                                               Age
                         Guaranteed Annual Income      (younger of you and      Guaranteed Annual Income
         Age                 amount percentage          your spouse's age)         amount percentage
--------------------    --------------------------    ---------------------    -------------------------
  55 - under 591/2                3.50%                 55 - under 591/2                 3.50%
     591/2 - 64                   4.00%                    591/2 - 64                    4.00%
         65+                      5.00%                     65 - 74                      4.50%
                                                              75+                        5.00%

                    Lincoln Lifetime IncomeSM Advantage 2.0


                Single Life Option                                    Joint Life Option
--------------------------------------------------    --------------------------------------------------
                                                               Age
                         Guaranteed Annual Income      (younger of you and      Guaranteed Annual Income
         Age                 amount percentage          your spouse's age)         amount percentage
--------------------    --------------------------    ---------------------    -------------------------
  55 - under 591/2                3.00%                 55 - under 591/2                 3.00%
     591/2 - 64                   3.50%                    591/2 - 64                    3.50%
       65 - 69                    4.50%                     65 - 69                      4.00%
         70+                      5.00%                       70+                        4.50%

Note that Guaranteed Annual Income percentages for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and Lincoln Lifetime IncomeSM Advantage 2.0 riders purchased prior to May 20, 2013, can be found in an Appendix to this prospectus.


If your Contract Value is reduced to zero because of market performance or rider charges, withdrawals equal to the Guaranteed Annual Income amount will continue automatically for your life (and your spouse's life if applicable) under the Guaranteed Annual Income Amount Annuity Payout Option. You may not withdraw the remaining Income Base in a lump sum. You will not be entitled to the Guaranteed Annual Income amount if the Income Base is reduced to zero as a result of an Excess Withdrawal. If the Income Base is reduced to zero due to an Excess Withdrawal the rider will terminate. If the Contract Value is reduced to zero due to an Excess Withdrawal the rider and contract will terminate.

Withdrawals equal to or less than the Guaranteed Annual Income amount will not reduce the Income Base. All withdrawals you make will decrease the Contract Value.

The following example shows the calculation of the Guaranteed Annual Income amount for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and how withdrawals less than or equal to the Guaranteed Annual Income amount affect the Income Base and the Contract Value. The Contractowner is age 60 (4% Guaranteed Annual Income percentage for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)) elected on or after May 20, 2013, on the rider's effective date, and makes an initial Purchase Payment of $200,000 into the contract:


    Contract Value on the rider's effective date....................    $200,000
    Income Base on the rider's effective date.......................    $200,000
    Initial Guaranteed Annual Income amount on the rider's effective
    date ($200,000 x 4%) .                                              $  8,000
    Contract Value six months after rider's effective date..........    $210,000
    Income Base six months after rider's effective date.............    $200,000
    Withdrawal six months after rider's effective date when
    Contractowner is still age 60...................................    $  8,000
    Contract Value after withdrawal ($210,000 - $8,000) .               $202,000
    Income Base after withdrawal ($200,000 - $0) .                      $200,000
    Contract Value on first Benefit Year anniversary................    $205,000
    Income Base on first Benefit Year anniversary...................    $205,000
    Guaranteed Annual Income amount on first Benefit Year
    anniversary ($205,000 x 4%) .                                       $  8,200

Since there was a withdrawal during the first year, the 5% Enhancement is not available, but the Automatic Annual Step-up was available and increased the Income Base to the Contract Value of $205,000. On the first anniversary of the rider's effective date, the Guaranteed Annual Income amount is $8,200 (4% x $205,000).

Purchase Payments added to the contract subsequent to the initial Purchase Payment will increase the Guaranteed Annual Income amount by an amount equal to the applicable Guaranteed Annual Income amount percentage multiplied by the amount of the subsequent Purchase Payment. For example, assuming a Contractowner is age 60 (single life option), if the Guaranteed Annual Income amount of $2,000 (4% of $50,000 Income Base) is in effect and an additional Purchase Payment of $10,000 is made, the new Guaranteed Annual Income amount that Benefit Year is $2,400 ($2,000 + 4% of $10,000). The Guaranteed Annual Income payment amount will be recalculated immediately after a Purchase Payment is added to the contract.

After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Servicing Office approval. Additional Purchase Payments will not be allowed if the Contract Value is zero.


5% Enhancements and Automatic Annual Step-ups will increase the Income Base and thus the Guaranteed Annual Income amount. The Guaranteed Annual Income amount after the Income Base is adjusted either by a 5% Enhancement or an Automatic Annual Step-up will be equal to the adjusted Income Base multiplied by the applicable Guaranteed Annual Income percentage.

Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Guaranteed Annual Income amount at the time of the withdrawal or are withdrawals made prior to age 55 (younger of you or your spouse for joint life) or that are not payable to the original Contractowner or original Contractowner's bank account (or to the original Annuitant or the original Annuitant's bank account, if the owner is a non-natural person).

When an Excess Withdrawal occurs:

   1.The Income Base is reduced by the same proportion that the Excess Withdrawal reduces the Contract Value. This means that the reduction in the Income Base could be more than the dollar amount of the withdrawal; and

   2.The Guaranteed Annual Income amount will be recalculated to equal the applicable Guaranteed Annual Income amount percentage multiplied by the new (reduced) Income Base (after the pro rata reduction for the Excess Withdrawal).

We will provide you with quarterly statements that will include the Guaranteed Annual Income amount (as adjusted for Guaranteed Annual Income amount payments, Excess Withdrawals and additional Purchase Payments) available to you for the Benefit Year, if applicable, in order for you to determine whether a withdrawal may be an Excess Withdrawal. We encourage you to either consult with your registered representative or call us at the number provided on the front page of this prospectus if you have questions about Excess Withdrawals.

The following example demonstrates the impact of an Excess Withdrawal on the Income Base, the Guaranteed Annual Income amount and the Contract Value under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). The Contractowner who is age 60 (single life option) makes a $12,000 withdrawal which causes a $12,915.19 reduction in the Income Base.

Prior to Excess Withdrawal:
Contract Value = $60,000
Income Base = $85,000
Guaranteed Annual Income amount = $3,400 (4% of the Income Base of $85,000) After a $12,000 Withdrawal ($3,400 is within the Guaranteed Annual Income amount, $8,600 is the Excess Withdrawal):
The Contract Value is reduced by the amount of the Guaranteed Annual Income amount of $3,400 and the Income Base is not reduced:

Contract Value = $56,600 ($60,000 - $3,400)
Income Base = $85,000

The Contract Value is also reduced by the $8,600 Excess Withdrawal and the Income Base is reduced by 15.19435%, the same proportion that the Excess Withdrawal reduced the $56,600 Contract Value ($8,600 - $56,600)

Contract Value = $48,000 ($56,600 - $8,600)
Income Base = $72,084.81 ($85,000 x 15.19435% = $12,915.19; $85,000 -
$12,915.19 = $72,084.81)
Guaranteed Annual Income amount = $2,883.39 (4% of $72,084.81 Income Base)

On the following Benefit Year anniversary:

Contract Value = $43,000
Income Base = $72,084.81
Guaranteed Annual Income amount = $2,883.39 (4% x $72,084.81)

In a declining market, Excess Withdrawals may significantly reduce your Income Base as well as your Guaranteed Annual Income amount. If the Income Base is reduced to zero due to an Excess Withdrawal the rider will terminate. If the Contract Value is reduced to zero due to an Excess Withdrawal the rider and contract will terminate.

Withdrawals from IRA contracts will be treated as within the Guaranteed Annual Income amount (even if they exceed the Guaranteed Annual Income amount) only if the withdrawals are taken as systematic installments of the amount needed to satisfy the required minimum distribution (RMD) rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:

     1.Lincoln's automatic withdrawal service is used to calculate and pay the RMD;

     2.The RMD calculation must be based only on the value in this contract;
   and

     3.No withdrawals other than RMDs are made within the Benefit Year (except as described in the next paragraph).

If your RMD withdrawals during a Benefit Year are less than the Guaranteed Annual Income amount, an additional amount up to the Guaranteed Annual Income amount may be withdrawn. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Guaranteed Annual Income amount, including amounts attributable to RMDs, will be treated as Excess Withdrawals.

Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of Contract Value that exceed Purchase Payments are taxed as ordinary income. See Federal Tax Matters for a discussion of the tax consequences of withdrawals.

Guaranteed Annual Income Amount Annuity Payout Option. If you are required to take annuity payments because you have reached age 80 (qualified contracts) or age 95 (nonqualified contracts) and have not elected i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4), you have the option of electing the Guaranteed Annual Income Amount Annuity Payout Option. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 prior to April 2, 2012, and all purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) who own their riders through the 5th Benefit Year anniversary have until age 85 (qualified contracts) or age 99 (nonqualified contracts) to elect the Guaranteed Annual Income Amount Annuity Payout Option. If the Contract Value is reduced to zero and you have a remaining Income Base, you will receive the Guaranteed Annual Income Amount Annuity Payout Option. If you are receiving the Guaranteed Annual Income Amount Annuity Payout Option, the Beneficiary may be eligible to receive final payment upon death of the single life or surviving joint life. To be eligible the Death Benefit option in effect immediately prior to the effective date of the Guaranteed Annual Income Amount Annuity Payout Option must be one of the following Death Benefits: the Guarantee of Principal Death Benefit or the EGMDB. If the Account Value Death Benefit option is in effect, the Beneficiary will not be eligible to receive the final payment(s).

The Guaranteed Annual Income Amount Annuity Payout Option is an Annuity Payout option under which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Guaranteed Annual Income amount for life (this option is different from other Annuity Payout options, including i4LIFE (Reg. TM) Advantage, which are based on your Contract Value). Contractowners may decide to choose the Guaranteed Annual Income Amount Annuity Payout Option over i4LIFE (Reg. TM) Advantage if they feel this may provide a higher final payment option over time and they may place more importance on this over access to the Account Value. Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Guaranteed Annual Income amount for your life or the life of you and your spouse for the joint life option.

The final payment is a one-time lump-sum payment. If the effective date of the rider is the same as the effective date of the contract, the final payment will be equal to the sum of all Purchase Payments, decreased by withdrawals. If the effective date of the rider is after the effective date of the contract, the final payment will be equal to the Contract Value on the effective date of the rider, increased for Purchase Payments received after the rider effective date and decreased by withdrawals. Excess Withdrawals reduce the final payment in the same proportion as the withdrawals reduce the Contract Value; withdrawals less than or equal to the Guaranteed Annual Income amount and payments under the Guaranteed Annual Income Amount Annuity Payout Option will reduce the final payment dollar for dollar.

Death Prior to the Annuity Commencement Date. Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) has no provision for a payout of the Income Base or any other Death Benefit upon death of the Contractowners or Annuitant. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described earlier in this prospectus) will be in effect. Election of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) does not impact the Death Benefit options available for purchase with your annuity contract except as described below in Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the single life, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death). If the Beneficiary elects to continue the contract after the death of the single life (through a separate provision of the contract), the Beneficiary may purchase a new Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) if available under the terms and charge in effect at the time of the new purchase. There is no carryover of the Income Base.

Upon the first death under the joint life option, withdrawals up to the Guaranteed Annual Income amount continue to be available for the life of the surviving spouse. The 5% Enhancement and Automatic Annual Step-up will continue if applicable as discussed above. Upon the death of the surviving spouse, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death).

As an alternative, after the first death, the surviving spouse, if under age 86 (age 76 for qualified contracts), may choose to terminate the joint life option and purchase a new single life option, if available, under the terms and charge in effect at the time for a new purchase. In deciding whether to make this change, the surviving spouse should consider whether the change will cause the Income Base and the Guaranteed Annual Income amount to decrease.

Termination. After the fifth anniversary of the effective date of the rider, the Contractowner may terminate the rider by notifying us in writing of the request to terminate or by failing to adhere to Investment Requirements. Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) will automatically terminate:
 o on the Annuity Commencement Date (except payments under the Guaranteed Annual Income Amount Annuity Payout Option will continue if applicable);
 o upon the death under the single life option or the death of the surviving spouse under the joint life option;
 o when the Guaranteed Annual Income amount or Contract Value is reduced to zero due to an Excess Withdrawal;
 o upon surrender of the contract;
 o upon termination of the underlying annuity contract;
 o for qualified contracts, on the final day of the Contractowner's eligibility to elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version
   4) or the Guaranteed Annual Income Amount Annuity Payout Option; or
 o for nonqualified contracts, on the final day of the Contractowner's eligibility to elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) or the Guaranteed Annual Income Amount Annuity Payout Option.

The termination will not result in any increase in Contract Value equal to the Income Base. Upon effective termination of this rider, the benefits and charges within this rider will terminate. If you terminate the rider, you must wait one year before you can re-elect any Living Benefit Rider or any other living benefits we may offer in the future.

i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). i4LIFE (Reg. TM) Advantage is an optional Annuity Payout rider that provides periodic variable income payments for life, the ability to make withdrawals during a defined period of time (the Access Period) and a Death Benefit during the Access Period. A minimum payout floor, called the Guaranteed Income Benefit, is also available for election at the time you elect i4LIFE (Reg. TM) Advantage. You cannot have both i4LIFE (Reg. TM) Advantage and Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) in effect on your contract at the same time.

Prior to the Annuity Commencement Date, Contractowners with any active version of Lincoln Lifetime IncomeSM Advantage 2.0 may decide to drop their rider and elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit. This election is possible even if i4LIFE (Reg. TM) Advantage

Guaranteed Income Benefit is no longer available for purchase. (Contractowners with Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) must elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk).) Contractowners are also guaranteed that the Guaranteed Income Benefit percentage and Access Period requirements will be at least as favorable as those in effect at the time they purchase Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). If the decision to drop Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is made, the Contractowner can use the greater of the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up (or inception date) or the Account Value immediately prior to electing i4LIFE (Reg. TM) Advantage to establish the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk). If the decision to elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk)(version 4) is made because it is the last day of the Contractowner's eligibility to elect i4LIFE (Reg. TM) Advantage, the Contractowner may also use the current Guaranteed Annual Income amount, if higher, to establish the initial Guaranteed Income Benefit. This decision must be made by the maximum age to elect i4LIFE (Reg. TM) Advantage, which is age 95 for nonqualified contracts and age 80 for qualified contracts. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 prior to April 2, 2012, who have waited until after the 5th Benefit Year anniversary may elect i4LIFE (Reg. TM) Advantage with the applicable version of Guaranteed Income Benefit until age 99 for nonqualified contracts and age 85 for qualified contracts.

If you choose to drop Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and have the single life option, you must purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) single life option. If you drop Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and have the joint life option, you must purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) joint life option. The minimum length of the i4LIFE (Reg. TM) Advantage Access Period will vary based upon when you purchased your Lincoln Lifetime IncomeSM Advantage 2.0 or Lincoln Lifetime IncomeSM Advantage
2.0 (Managed Risk) rider and how long the rider was in effect before you decided to purchase i4LIFE (Reg. TM) Advantage. These requirements are specifically listed in the Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage section of this prospectus under Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments.

For nonqualified contracts, the Contractowner must elect the levelized option for Regular Income Payments. While i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) is in effect, the Contractowner cannot change the payment mode elected or decrease the length of the Access Period.

When deciding whether to drop Lincoln Lifetime IncomeSM Advantage 2.0 (Managed
Risk) and purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) you should consider that depending on a person's age and the selected length of the Access Period, i4LIFE (Reg. TM) Advantage may provide a higher payout than the Guaranteed Annual Income amounts under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). You should consider electing i4LIFE (Reg. TM) Advantage when you are ready to immediately start receiving i4LIFE (Reg. TM) Advantage payments whereas with Lincoln Lifetime IncomeSM Advantage
2.0 (Managed Risk) you may defer taking withdrawals until a later date. Payments from a nonqualified contract that a person receives under the i4LIFE (Reg. TM) Advantage rider are treated as "amounts received as an annuity" under section 72 of the Internal Revenue Code because the payments occur after the annuity starting date. These payments are subject to an "exclusion ratio" as provided in section 72(b) of the Code, which means a portion of each Annuity Payout is treated as income (taxable at ordinary income tax rates), and the remainder is treated as a nontaxable return of Purchase Payments. In contrast, withdrawals under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) are not treated as amounts received as an annuity because they occur prior to the annuity starting date. As a result, such withdrawals are treated first as a return of any existing gain in the contract (which is the measure of the extent to which the Contract Value exceeds Purchase Payments), and then as a nontaxable return of Purchase Payments.

Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. The Death Benefit calculation for certain Death Benefit options in effect prior to the Annuity Commencement Date may change for Contractowners with an active Lincoln Lifetime IncomeSM Advantage 2.0 (Managed
Risk). Certain Death Benefit options provide that all withdrawals reduce the Death Benefit in the same proportion that the withdrawals reduce the Contract Value. If you elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), withdrawals less than or equal to the Guaranteed Annual Income will reduce the sum of all Purchase Payment amounts on a dollar for dollar basis for purposes of calculating the Death Benefit under the Guarantee of Principal Death Benefit. The same also applies to the EGMDB rider if the Death Benefit is based on the sum of all Purchase Payments, decreased by withdrawals. See The Contracts - Death Benefits. Any Excess Withdrawals will reduce the sum of all Purchase Payments in the same proportion that the withdrawals reduced the Contract Value under any Death Benefit option in which proportionate withdrawals are in effect. This change has no impact on Death Benefit options in which all withdrawals reduce the Death Benefit calculation on a dollar for dollar basis. The terms of your contract will describe which method is in effect for your contract while this rider is in effect.

The following example demonstrates how a withdrawal will reduce the Death Benefit if both the EGMDB and Lincoln Lifetime IncomeSM Advantage 2.0 (Managed
Risk) are in effect when the Contractowner dies. Note that this calculation applies only to the sum of all Purchase Payments calculation and not for purposes of reducing the highest anniversary Contract Value under the EGMDB:
Contract Value before withdrawal $80,000
Guaranteed Annual Income amount $5,000

Enhanced Guaranteed Minimum Death Benefit (EGMDB) values before withdrawal is the greatest of a), b), or c) described in detail in the EGMDB section of this prospectus:

   a) Contract Value $80,000

   b) Sum of Purchase Payments $100,000
     c) Highest anniversary Contract Value $150,000
Withdrawal of $9,000 will impact the Death Benefit calculation as follows:
   a) $80,000 - $9,000 = $71,000 (Reduction $9,000)
   b) $100,000 - $5,000 = $95,000 (reduction by the amount of the Guaranteed Annual Income amount)

   ($95,000 - $5,067 = $89,933 [$95,000 times ($4,000/$75,000) = $5,067]
   Proportional reduction of Excess Withdrawal. Total reduction = $10,067.

   c) $150,000 - $16,875 = $133,125 [$150,000 times $9,000/$80,000 = $16,875].
   The entire $9,000 withdrawal reduced the Death Benefit option proportionally. Total reduction = $16,875.

Item c) provides the largest Death Benefit of $133,125.


Lincoln Lifetime IncomeSM Advantage

The Lincoln Lifetime IncomeSM Advantage rider is no longer available for purchase.

The Lincoln Lifetime IncomeSM Advantage rider provides minimum, guaranteed, periodic withdrawals for your life as Contractowner/
Annuitant regardless of the investment performance of the contract, provided that certain conditions are met. A minimum guaranteed amount (Guaranteed Amount) is used to calculate the periodic withdrawals from your contract, but is not available as a separate benefit upon death or surrender. The Guaranteed Amount is equal to the initial Purchase Payment (or Contract Value if elected after contract issue) increased by subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements and the Step-up to 200% of the initial Guaranteed Amount (if applicable to your contract) and decreased by withdrawals in accordance with the provisions set forth below. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Servicing Office approval. No additional Purchase Payments are allowed if the Contract Value decreases to zero for any reason.

This rider provides annual withdrawals of 5% of the initial Guaranteed Amount called Maximum Annual Withdrawal amounts. You may receive Maximum Annual Withdrawal amounts for your lifetime. Withdrawals in excess of the Maximum Annual Withdrawal amount may significantly reduce your Maximum Annual Withdrawal amount. Withdrawals will also negatively impact the availability of the 5% Enhancement and the 200% Step-up (if applicable to your contract). These options are discussed below in detail.

By purchasing the Lincoln Lifetime IncomeSM Advantage rider, you will be limited in how you can invest in the Subaccounts in your contract. In addition, the fixed account is not available except for use with dollar cost averaging. See The Contracts - Investment Requirements.

Lincoln New York offers other optional riders available for purchase with its variable annuity contracts. These riders provide different methods to take income from your Contract Value and may provide certain guarantees. These riders are fully discussed in this prospectus. There are differences between the riders in the features provided as well as the charge structure. In addition, the purchase of one rider may impact the availability of another rider. Information about the relationship between Lincoln Lifetime IncomeSM Advantage and these other riders is included later in this prospectus (See i4LIFE (Reg. TM) Advantage option.) Not all riders will be available at all times.

We have designed the rider to protect you from outliving your Contract Value. If the rider terminates or you die before your Contract Value is reduced to zero, neither you nor your estate will receive any lifetime withdrawals from us under the rider. We limit your withdrawals to the Maximum Annual Withdrawal amount and impose Investment Requirements in order to minimize the risk that your Contract Value will be reduced to zero before your death.

If the rider is elected at contract issue, then the rider will be effective on the contract's effective date. If the rider is elected after the contract is issued (by sending a written request to our Servicing Office), the rider will be effective on the next Valuation Date following approval by us. You may not simultaneously elect Lincoln Lifetime IncomeSM Advantage with any other Living Benefit Rider.

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that.

Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a Death Benefit. The initial Guaranteed Amount varies based on when you elect the rider. If you elect the rider at the time you purchase the contract, the initial Guaranteed Amount will equal your initial Purchase Payment . If you elect the rider after we issue the contract, the initial Guaranteed Amount will equal the Contract Value on the effective date of the rider. The maximum Guaranteed Amount is $10,000,000. This maximum takes into consideration the total guaranteed amounts under the Living Benefit Riders from all Lincoln New York contracts (or contracts issued by our affiliates) in which you are the covered life.

Additional Purchase Payments automatically increase the Guaranteed Amount by the amount of the Purchase Payment (not to exceed the maximum Guaranteed Amount); for example, a $10,000 additional Purchase Payment will increase the Guaranteed Amount by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Servicing Office approval. If after the first Benefit Year cumulative additional Purchase Payments equal or exceed $100,000, the charge for Lincoln Lifetime IncomeSM Advantage will change to the then current charge in effect on the next Benefit Year anniversary. The charge will never exceed the guaranteed maximum annual charge. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage Charge. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason including market loss.

The following example demonstrates the impact of additional Purchase Payments on the Lincoln Lifetime IncomeSM Advantage charge:


    Initial Purchase Payment...................    $100,000
    Additional Purchase Payment in Year 2......    $ 95,000   No change to charge
    Additional Purchase Payment in Year 3......    $ 50,000   Charge will be the then current charge
    Additional Purchase Payment in Year 4......    $ 25,000   Charge will be the then current charge

Each withdrawal reduces the Guaranteed Amount as discussed below.

Since the charge for the rider is based on the Guaranteed Amount, the cost of the rider increases when additional Purchase Payments, Automatic Annual Step-ups, 5% Enhancements and the 200% Step-up (if applicable to your contract) are made, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount. In addition, the percentage charge may change when cumulative Purchase Payments exceed $100,000 and also when Automatic Annual Step-ups occur as discussed below. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage Charge.

5% Enhancement to the Guaranteed Amount. On each Benefit Year anniversary, the Guaranteed Amount, minus Purchase Payments received in that year, will be increased by 5% if the Contractowner/Annuitant is under 86 and the rider is within the 10 year period described below. Additional Purchase Payments must be invested in the contract at least one Benefit Year before the 5% Enhancement will be made on the portion of the Guaranteed Amount equal to that Purchase Payment . Any Purchase Payments made within the first 90 days after the effective date of the rider will be included in the Guaranteed Amount for purposes of receiving the 5% Enhancement on the first Benefit Year anniversary.


Note: The 5% Enhancement is not available in any year there is a withdrawal from Contract Value including a Maximum Annual Withdrawal amount. A 5% Enhancement will occur in subsequent years after a withdrawal only under certain conditions. If you are eligible (as defined below) for the 5% Enhancement in the next year, the Enhancement will not occur until the Benefit Year anniversary of that year.

The following is an example of the impact of the 5% Enhancement on the Guaranteed Amount:

Initial Purchase Payment = $100,000; Guaranteed Amount = $100,000

Additional Purchase Payment on day 30 = $15,000; Guaranteed Amount = $115,000

Additional Purchase Payment on day 95 = $10,000; Guaranteed Amount = $125,000

On the first Benefit Year anniversary, the Guaranteed Amount is $130,750 ($115,000 times 1.05%=$120,750 plus $10,000). The $10,000 Purchase Payment on day 95 is not eligible for the 5% Enhancement until the 2nd Benefit Year anniversary.

The 5% Enhancement will be in effect for 10 years from the effective date of the rider. The 5% Enhancement will cease upon the death of the Contractowner/Annuitant or when the Contractowner/Annuitant reaches age 86. A new 10-year period will begin each time an Automatic Annual Step-up to the Contract Value occurs as described below. As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Guaranteed Amount, you will not receive the 5% Enhancement. The 5% Enhancement cannot increase the Guaranteed Amount above the maximum Guaranteed Amount of $10,000,000. For riders purchased prior to January 20, 2009, the 5% Enhancement will be in effect for 15 years from the effective date of the rider, and a new 15-year period will begin following each Automatic Annual Step-up.

The 5% Enhancement will not occur on any Benefit Year anniversary in which there is a withdrawal, including a Maximum Annual Withdrawal amount, from the contract during that Benefit Year. The 5% Enhancement will occur on the following Benefit Year anniversary if no other withdrawals are made from the contract and the rider is within the 10-year period.

An example of the impact of a withdrawal on the 5% Enhancement is included in the Withdrawals section below.

If your Guaranteed Amount is increased by the 5% Enhancement on the Benefit Year anniversary, your percentage charge for the rider will not change. However, the amount you pay for the rider will increase since the charge for the rider is based on the Guaranteed Amount. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage Charge.

Automatic Annual Step-ups of the Guaranteed Amount. The Guaranteed Amount will automatically step-up to the Contract Value on each Benefit Year anniversary if:

     a.the Contractowner/Annuitant is still living and under age 86; and

   b.the Contract Value on that Benefit Year anniversary is greater than the Guaranteed Amount after the 5% Enhancement (if any) or 200% Step-up (if any, as described below).

Each time the Guaranteed Amount is stepped up to the current Contract Value as described above, your percentage charge for the rider will be the current charge for the rider, not to exceed the guaranteed maximum charge. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage Charge.

If your percentage rider charge is increased upon an Automatic Annual Step-up, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the rider to change. This opt out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Step-up. If you decline the Automatic Annual Step-up, you will receive the 200% Step-up (if you are eligible as described below) or the 5% Enhancement (if you are eligible as specified above); however, a new 10-year period for 5% Enhancements will not begin. You may not decline the Automatic Annual Step-up, if applicable, if your additional Purchase Payments would cause your charge to increase. See the earlier Guaranteed Amount section.

Following is an example of how the Automatic Annual Step-ups and the 5% Enhancement will work (assuming no withdrawals or additional Purchase Payments and issue age above 591/2 (single life) or 65 (joint life) ):

                                                                       Potential for   Length of 5%
                                              Contract    Guaranteed     Charge to     Enhancement
                                               Value        Amount         Change         Period
                                           ------------- ------------ --------------- -------------
      Initial Purchase Payment $50,000 .     $  47,750*     $50,000         No              10
      1st Benefit Year anniversary........   $  54,000      $54,000        Yes              10
      2nd Benefit Year anniversary........   $  53,900      $56,700         No               9
      3rd Benefit Year anniversary........   $  57,000      $59,535         No               8
      4th Benefit Year anniversary........   $  64,000      $64,000        Yes              10

*The beginning Contract Value is the initial Purchase Payment less the 4.5% sales charge.

On the 1st Benefit Year anniversary, the Automatic Annual Step-up increased the Guaranteed Amount to the Contract Value of $54,000 since the increase in the Contract Value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the 2nd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the 3rd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700=$2,835). On the 4th Benefit Year anniversary, the Automatic Annual Step-up to the Contract Value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535) and a new 10-year Enhancement period began.

An Automatic Annual Step-up cannot increase the Guaranteed Amount beyond the maximum Guaranteed Amount of $10,000,000.

Step-up to 200% of the initial Guaranteed Amount. If you purchased Lincoln Lifetime IncomeSM Advantage on or after October 5, 2009, the 200% Step-up will not be available. On the later of the 10th Benefit Year anniversary or the Benefit Year anniversary after you reach age 75, we will step-up your Guaranteed Amount to 200% of your initial Guaranteed Amount (plus any Purchase Payments made within 90 days of rider election), less any withdrawals, if this would increase your Guaranteed Amount to an amount higher than that provided by the 5% Enhancement or the Automatic Annual Step-up for that year, if applicable. (You will not also receive the 5% Enhancement or Automatic Annual Step-up if the 200% Step-up applies.) (The 200% Step-up will occur on the 10th Benefit Year anniversary if you purchased the rider prior to January 20, 2009.) This Step-up will not occur if:

     1)an Excess Withdrawal (defined below) has occurred; or

   2)cumulative withdrawals totaling more than 10% of the initial Guaranteed Amount (plus Purchase Payments within 90 days of rider election) have been made (even if these withdrawals were within the Maximum Annual Withdrawal amount).

For example, assume the initial Guaranteed Amount is $200,000. A $10,000 Maximum Annual Withdrawal was made at age 69 and at age 70. If one more $10,000 Maximum Annual Withdrawal was made at age 71, the Step-up would not be available since withdrawals cannot exceed $20,000 (10% of $200,000).

This Step-up is only available one time and it will not occur if, on the applicable Benefit Year anniversary, your Guaranteed Amount exceeds 200% of your initial Guaranteed Amount (plus Purchase Payments within 90 days of rider election). Required minimum distributions (RMDs) from qualified contracts may adversely impact this benefit because you may have to withdraw more than 10% of your initial Guaranteed Amount. See the terms governing RMDs in the Maximum Annual Withdrawal Amount section below.

This Step-up will not cause a change to the percentage charge for your rider. However, the amount you pay for the rider will increase since the charge is based on the Guaranteed Amount. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage Charge.

The following example demonstrates the impact of this Step-up on the Guaranteed
Amount:

Initial Purchase Payment at age 65 = $200,000; Guaranteed Amount =$200,000; Maximum Annual Withdrawal amount = $10,000.

After 10 years, at age 75, the Guaranteed Amount is $272,339 (after applicable 5% Enhancements and two $10,000 Maximum Annual Withdrawal Amounts) and the Contract Value is $250,000. Since the Guaranteed Amount is less than $360,000 ($200,000 initial Guaranteed Amount reduced by the two $10,000 withdrawals times 200%), the Guaranteed Amount is increased to $360,000.

The 200% Step-up (if applicable to your contract) cannot increase the Guaranteed Amount beyond the maximum Guaranteed Amount of $10,000,000.

Maximum Annual Withdrawal Amount. You may make periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year for your lifetime as long as your Maximum Annual Withdrawal amount is greater than zero.

On the effective date of the rider, the Maximum Annual Withdrawal amount is equal to 5% of the initial Guaranteed Amount. If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year.

If your Contract Value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue automatically for your life under the Maximum Annual Withdrawal Amount Annuity Payment Option (discussed later). You may not withdraw the remaining Guaranteed Amount in a lump sum.

Note: if any withdrawal is made, the 5% Enhancement is not available during that Benefit Year. Withdrawals may also negatively impact the 200% Step-up (see above).

The tax consequences of withdrawals are discussed in Federal Tax Matters section of this prospectus.

All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your Contract Value.

The Maximum Annual Withdrawal amount is increased by 5% of any additional Purchase Payments. For example, if the Maximum Annual Withdrawal amount of $2,500 (5% of $50,000 Guaranteed Amount) is in effect and an additional Purchase Payment of $10,000 is made , the new Maximum Annual Withdrawal amount is $3,000 ($2,500 + 5% of $10,000).

5% Enhancements, Automatic Annual Step-ups and the 200% Step-up (if applicable to your contract) will cause a recalculation of the eligible Maximum Annual Withdrawal amount to the greater of:

   a.the Maximum Annual Withdrawal amount immediately prior to the 5% Enhancement, Automatic Annual Step-up or 200% Step-up; or

     b.5% of the Guaranteed Amount on the Benefit Year anniversary.

See the chart below for examples of the recalculation.

The Maximum Annual Withdrawal amount from both Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity (Reg. TM) Advantage under all Lincoln New York contracts (or contracts issued by our affiliates) applicable to you can never exceed 5% of the maximum Guaranteed Amount.

Withdrawals. If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) are within the Maximum Annual Withdrawal amount, then:

     1.the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and

     2.the Maximum Annual Withdrawal amount will remain the same.

The following example illustrates the impact of Maximum Annual Withdrawals on the Guaranteed Amount and the recalculation of the Maximum Annual Withdrawal amount (assuming no additional Purchase Payments and issue age above 591/2 (single life) or 65 (joint life)):


                                               Contract    Guaranteed    Maximum Annual
                                                Value        Amount     Withdrawal Amount
                                            ------------- ------------ ------------------
      Initial Purchase Payment $50,000 .      $  47,750*     $50,000         $2,500
      1st Benefit Year anniversary.........   $  54,000      $54,000         $2,700
      2nd Benefit Year anniversary.........   $  51,000      $51,300         $2,700
      3rd Benefit Year anniversary.........   $  57,000      $57,000         $2,850
      4th Benefit Year anniversary.........   $  64,000      $64,000         $3,200

*The beginning Contract Value is the initial Purchase Payment less the 4.5% sales charge.

The initial Maximum Annual Withdrawal amount is equal to 5% of the Guaranteed Amount. Since withdrawals occurred each year (even withdrawals within the Maximum Annual Withdrawal amount), the 5% Enhancement of the Guaranteed Amount was not available. However, each year the Automatic Annual Step-up occurred (1st, 3rd and 4th anniversaries), the Maximum Annual Withdrawal amount was recalculated to 5% of the current Guaranteed Amount.

Withdrawals from Individual Retirement Annuity contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in systematic installments of the amount needed to satisfy the RMD rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:

     1.Lincoln's automatic withdrawal service is used to calculate and pay the RMD;

     2.The RMD calculation must be based only on the value in this contract;
   and

     3.No withdrawals other than RMDs are made within that Benefit Year (except as described in next paragraph).

If your RMD withdrawals during a Benefit Year are less than the Maximum Annual Withdrawal amount, an additional amount up to the Maximum Annual Withdrawal amount may be withdrawn. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Maximum Annual Withdrawal amount, including amounts attributed to RMDs, will be treated as Excess Withdrawals (see below).

Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of Contract Value that exceed Purchase Payments are taxed as ordinary income. See Federal Tax Matters.

Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Maximum Annual Withdrawal amount. When Excess Withdrawals occur:

   1.The Guaranteed Amount is reduced by the same proportion that the Excess Withdrawal reduces the Contract Value. This means that the reduction in the Guaranteed Amount could be more than a dollar-for-dollar reduction.

   2.The Maximum Annual Withdrawal amount will be immediately recalculated to 5% of the new (reduced) Guaranteed Amount (after the pro rata reduction for the Excess Withdrawal); and

     3.The 200% Step-up will never occur.

The following example demonstrates the impact of an Excess Withdrawal on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $12,000 withdrawal caused a $15,182 reduction in the Guaranteed Amount.

Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $85,000
Maximum Annual Withdrawal amount = $5,000 (5% of the initial Guaranteed Amount of $100,000)

After a $12,000 Withdrawal ($5,000 is within the Maximum Annual Withdrawal amount, $7,000 is the Excess Withdrawal):

The Contract Value and Guaranteed Amount are reduced dollar for dollar for the Maximum Annual Withdrawal amount of $5,000:

Contract Value = $55,000
Guaranteed Amount = $80,000

The Contract Value is reduced by the $7,000 Excess Withdrawal and the Guaranteed Amount is reduced by 12.73%, the same proportion that the Excess Withdrawal reduced the $55,000 Contract Value ($7,000 / $55,000)

Contract Value = $48,000

Guaranteed Amount = $69,818 ($80,000 X 12.73% = $10,182; $80,000 - $10,182 =
$69,818)
Maximum Annual Withdrawal amount = $3,491.00 (5% of $69,818)

In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce or deplete your Maximum Annual Withdrawal amount.

Maximum Annual Withdrawal Amount Annuity Payout Option. If you are required to annuitize your Maximum Annual Withdrawal amount because you have reached the maturity date of the contract, the Maximum Annual Withdrawal Amount Annuity Payout Option is available.

The Maximum Annual Withdrawal Amount Annuity Payout Option is a fixed annuitization in which the Contractowner will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life (this option is different from other annuity payment options discussed in your prospectus, including i4LIFE (Reg. TM) Advantage, which are based on your Contract Value). Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount for your life.

If the Contract Value is zero and you have a remaining Maximum Annual Withdrawal amount, you will receive the Maximum Annual Withdrawal Amount Annuity Payment Option.

If you are receiving the Maximum Annual Withdrawal Amount Annuity Payout Option, your Beneficiary may be eligible for a final payment upon your death. To be eligible the Death Benefit option in effect immediately prior to the exercise of the Maximum Annual Withdrawal Amount Annuity Payout Option must not be the Account Value Death Benefit.

The final payment is equal to the sum of all Purchase Payments, decreased by withdrawals in the same proportion as the withdrawals reduce the Contract Value; withdrawals less than or equal to the Maximum Annual Withdrawal amount and payments under the Maximum Annual Withdrawal Annuity Payout Option will reduce the sum of the Purchase Payments dollar for dollar.

Death Prior to the Annuity Commencement Date. Lincoln Lifetime IncomeSM Advantage has no provision for a payout of the Guaranteed Amount or any other Death Benefit upon death of the Contractowners or Annuitant. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described in the Death Benefit section of this prospectus) will be in effect. Election of Lincoln Lifetime IncomeSM Advantage does not impact the Death Benefit options available for purchase with your annuity contract except as described below in Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the Contractowner/Annuitant, Lincoln Lifetime IncomeSM Advantage will end and no further Maximum Annual Withdrawal amounts are available (even if there was a Guaranteed Amount in effect at the time of the death). If the Beneficiary elects to continue the contract after the death of the Contractowner/Annuitant (through a separate provision of the contract), the Beneficiary may purchase a new Lincoln Lifetime IncomeSM Advantage rider if available under the terms and charge in effect at the time of the new purchase. There is no carryover of the Guaranteed Amount.

Termination. After the seventh anniversary of the effective date of the rider, the Contractowner may terminate the rider by notifying us in writing. Lincoln Lifetime IncomeSM Advantage will automatically terminate:
 o on the Annuity Commencement Date (except payments under the Maximum Annual Withdrawal Amount Annuity Payment Option will continue if applicable);
 o if the Contractowner or Annuitant is changed including any sale or assignment of the contract or any pledge of the contract as collateral;
 o on the date the Contractowner is changed pursuant to an enforceable divorce agreement or decree;
 o upon the death of the Contractowner/Annuitant;
 o when the Maximum Annual Withdrawal amount is reduced to zero; or
 o upon termination of the underlying annuity contract.

The termination will not result in any increase in Contract Value equal to the Guaranteed Amount. Upon effective termination of this rider, the benefits and charges within this rider will terminate.

If you terminate the rider, you must wait one year before you can elect any Living Benefit Rider or any other living benefits we may offer in the future.

i4LIFE (Reg. TM) Advantage Option. i4LIFE (Reg. TM) Advantage is an Annuity Payout option, available for purchase at an additional charge, that provides periodic Regular Income Payments for life, the ability to make withdrawals during a defined period of time (the Access Period) and a Death Benefit during the Access Period. This rider is available after the contract's effective date. A minimum payout floor, called the Guaranteed Income Benefit, is also available for purchase at the time you elect i4LIFE (Reg. TM) Advantage. Depending on a person's age and the selected length of the Access Period, i4LIFE (Reg. TM) Advantage may provide a higher payout than the Maximum Annual Withdrawal amounts under Lincoln Lifetime IncomeSM Advantage. You cannot have both i4LIFE (Reg. TM) Advantage and Lincoln Lifetime IncomeSM Advantage in effect on your contract at the same time.

Contractowners with an active Lincoln Lifetime IncomeSM Advantage may decide to drop Lincoln Lifetime IncomeSM Advantage and purchase i4LIFE (Reg. TM) Advantage since i4LIFE (Reg. TM) Advantage provides a different income stream. If this decision is made, the Contractowner can use any remaining Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit under the i4LIFE (Reg. TM) Advantage. Owners of the Lincoln Lifetime IncomeSM Advantage rider are guaranteed the ability to purchase i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit in the future even if it is no longer generally available for purchase. Owners of Lincoln Lifetime IncomeSM Advantage are also guaranteed that the annuity factors that are used to calculate the initial Guaranteed Income

Benefit under i4LIFE (Reg. TM) Advantage will be the annuity factors in effect as of the day they purchased Lincoln Lifetime IncomeSM Advantage. In addition, owners of Lincoln Lifetime IncomeSM Advantage may in the future purchase the Guaranteed Income Benefit at or below the guaranteed maximum charge that is in effect on the date that they purchase Lincoln Lifetime IncomeSM Advantage.

i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit for Lincoln Lifetime IncomeSM Advantage purchasers must be elected before the Annuity Commencement Date and by age 90 for nonqualified contracts or age 85 for qualified contracts. See i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit sections of this prospectus. The charges for these benefits will be the current charge for new purchasers in effect for the i4LIFE (Reg. TM) Advantage and the current Guaranteed Income Benefit charge in effect for prior purchasers of Lincoln Lifetime IncomeSM Advantage at the time of election of these benefits. If you use your Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit, you must keep i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit in effect for at least 3 years.

Below is an example of how the Guaranteed Amount from Lincoln Lifetime IncomeSM Advantage is used to establish the Guaranteed Income Benefit with i4LIFE (Reg.
TM) Advantage.

Prior to i4LIFE (Reg. TM) Advantage election:

Contract Value = $100,000

Guaranteed Amount = $150,000

After i4LIFE (Reg. TM)Advantage election:

Regular Income Payment = $6,700 per year = Contract Value divided by the i4LIFE (Reg. TM) Advantage annuity factor

Guaranteed Income Benefit = $7,537.50 per year = Guaranteed Amount divided by Guaranteed Income Benefit Table factor applicable to owners of the Lincoln Lifetime IncomeSM Advantage rider.

Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. The Death Benefit calculation for certain Death Benefit options in effect prior to the Annuity Commencement Date may change for Contractowners with an active Lincoln Lifetime IncomeSM Advantage. Certain Death Benefit options provide that all withdrawals reduce the Death Benefit in the same proportion that the withdrawals reduce the Contract Value. If you elect Lincoln Lifetime IncomeSM Advantage, withdrawals less than or equal to the Maximum Annual Withdrawal amount will reduce the sum of all Purchase Payments option of the Death Benefit on a dollar for dollar basis. This applies to the Guarantee of Principal Death Benefit, and only the sum of all Purchase Payments alternative of the Enhanced Guaranteed Minimum Death Benefit, whichever is in effect. See The Contracts - Death Benefits. Any Excess Withdrawals will reduce the sum of all Purchase Payments in the same proportion that the withdrawals reduced the Contract Value under any Death Benefit option in which proportionate withdrawals are in effect. This change has no impact on Death Benefit options in which all withdrawals reduce the Death Benefit calculation on a dollar for dollar basis. The terms of your contract will describe which method is in effect for your contract.

The following example demonstrates how a withdrawal will reduce the Death Benefit if both the Enhanced Guaranteed Minimum Death Benefit (EGMDB) and Lincoln Lifetime IncomeSM Advantage are in effect when the Contractowner dies. Note that this calculation applies only to the sum of all Purchase Payments calculation and not for purposes of reducing the highest anniversary Contract Value under the EGMDB:

Contract Value before withdrawal $80,000

Maximum Annual Withdrawal Amount $ 5,000

Enhanced Guaranteed Minimum Death Benefit (EGMDB) values before withdrawal is the greatest of a), b), or c) described in detail in the EGMDB section of this prospectus:

     a)Contract Value $80,000

     b)Sum of Purchase Payments $100,000

     c)Highest anniversary Contract Value $150,000

Withdrawal of $9,000 will impact the Death Benefit calculations as follows:

     a)$80,000 - $9,000 = $71,000 (Reduction $9,000)

     b)$100,000 - $5,000 = $95,000 (dollar for dollar reduction of Maximum Annual Withdrawal amount)
   $95,000 - $5,067 = $89,933 [$95,000 times ($4,000/$75,000) = $5,067] Pro rata reduction of Excess Withdrawal. Total reduction = $10,067.

   c)$150,000 - $16,875 = $133,125 [$150,000 times $9,000/$80,000 = $16,875]
   The entire $9,000 withdrawal reduces the Death Benefit option pro rata. Total reduction = $16,875.

Item c) provides the largest Death Benefit of $133,125.

Lincoln SmartSecurity (Reg. TM) Advantage

The Lincoln SmartSecurity (Reg. TM) Advantage rider is no longer available for purchase. This benefit provides a minimum guaranteed amount (Guaranteed Amount) that you will be able to withdraw, in installments, from your contract. The Guaranteed Amount is equal to the initial Gross Purchase Payment (or Contract Value if elected after contract issue) adjusted for subsequent Gross Purchase Payments, step-ups and withdrawals in accordance with the provisions set forth below. There are two options that step-up the Guaranteed Amount to a higher level (the Contract Value at the time of the step-up):

     Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up or

     Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up, the Contractowner has the option to step-up the Guaranteed Amount after five years. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the Contract Value, if higher, on each Benefit Year anniversary through the 10th anniversary. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, the Contractowner can also initiate additional 10-year periods of automatic step-ups.

You may access this Guaranteed Amount through periodic withdrawals which are based on a percentage of the Guaranteed Amount. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up single life or joint life options, you also have the option to receive periodic withdrawals for your lifetime or for the lifetimes of you and your spouse. These options are discussed below in detail.

By purchasing this rider, you will be limited in how much you can invest in certain Subaccounts. See The Contracts - Investment Requirements.

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. If the Contractowner elects to step-up the Guaranteed Amount (this does not include automatic annual step-ups within a 10-year period), the Benefit Year will begin on the effective date of the step-up and each anniversary of the effective date of the step-up after that. The step-up will be effective on the next Valuation Date after notice of the step-up is approved by us.

Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a Death Benefit. The initial Guaranteed Amount varies based on when and how you elect the benefit. If you elect the benefit at the time you purchase the contract, the Guaranteed Amount will equal your initial Gross Purchase Payment. If you elect the benefit after we issue the contract, the Guaranteed Amount will equal the Contract Value on the effective date of the rider. The maximum Guaranteed Amount is $5,000,000 under Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option and $10,000,000 for Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option. This maximum takes into consideration the combined guaranteed amounts under the Living Benefit Riders of all Lincoln New York contracts (or contracts issued by our affiliates) owned by you (or on which you or your spouse, if joint owner, are the Annuitant).

Additional Gross Purchase Payments automatically increase the Guaranteed Amount by the amount of the Gross Purchase Payment (not to exceed the maximum); for example, a $10,000 additional Gross Purchase Payment will increase the Guaranteed Amount by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Servicing Office approval. Additional Gross Purchase Payments will not be allowed if the Contract Value is zero.

Each withdrawal reduces the Guaranteed Amount as discussed below.

Since the charge for the rider is based on the Guaranteed Amount, the cost of the rider increases when additional Gross Purchase Payments and step-ups are made, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount.

Step-ups of the Guaranteed Amount. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the Contract Value on each Benefit Year anniversary up to and including the 10th Benefit Year if:

     a.the Contractowner or joint owner is still living; and

   b.the Contract Value as of the Valuation Date, after the deduction of any withdrawals (including other deductions), the rider charge and account fee plus any Purchase Payments made on that date is greater than the Guaranteed Amount immediately preceding the Valuation Date.

After the 10th Benefit Year anniversary, you may initiate another 10-year period of automatic step-ups by electing (in writing) to step-up the Guaranteed Amount to the greater of the Contract Value or the current Guaranteed Amount if:

     a.each Contractowner and Annuitant is under age 81; and

     b.the Contractowner or joint owner is still living.

If you choose, we will administer this election for you automatically, so that a new 10-year period of step-ups will begin at the end of each prior 10-year step-up period.

Following is an example of how the step-ups work in the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, (assuming no withdrawals or additional Purchase Payments):


                                                                   Contract   Guaranteed
                                                                     Value      Amount
                                                                  ---------- -----------
      Initial Purchase Payment $50,000 (less 4.5% sales charge) .  $47,750     $50,000
      1st Benefit Year anniversary...............................  $54,000     $54,000
      2nd Benefit Year anniversary...............................  $53,900     $54,000
      3rd Benefit Year anniversary...............................  $57,000     $57,000

Annual step-ups, if the conditions are met, will continue until (and including) the 10th Benefit Year anniversary. If you had elected to have the next 10-year period of step-ups begin automatically after the prior 10-year period, annual step-ups, if conditions are met, will continue beginning on the 11th Benefit Year anniversary.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, after the fifth anniversary of the rider, you may elect (in writing) to step-up the Guaranteed Amount to an amount equal to the Contract Value on the effective date of the step-up. Additional step-ups are permitted, but you must wait at least 5 years between each step-up.

Under both the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up and the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up options, Contractowner elected step-ups (other than automatic step-ups) will be effective on the next Valuation Date after we receive your request and a new Benefit Year will begin. Gross Purchase Payments and withdrawals made after a step-up adjust the Guaranteed Amount. In the future, we may limit your right to step-up the Guaranteed Amount to your Benefit Year anniversary dates. All step-ups are subject to the maximum Guaranteed Amount.

A Contractowner elected step-up (including Contractowner step-ups that we administer for you to begin a new 10-year step-up period) may cause a change in the percentage charge for this benefit. There is no change in the percentage charge when automatic, annual step-ups occur during a 10-year period. See Charges and Other Deductions - Rider Charges - Lincoln SmartSecurity (Reg. TM) Advantage Charge.

Withdrawals. You will have access to your Guaranteed Amount through periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year until the Guaranteed Amount equals zero.

On the effective date of the rider, the Maximum Annual Withdrawal amount is:
 o 7% of the Guaranteed Amount under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option and
 o 5% of the Guaranteed Amount under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option.

If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year. The Maximum Annual Withdrawal amount is increased by 7% or 5% (depending on your option) of any additional Gross Purchase Payments. For example, if the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option with a Maximum Annual Withdrawal amount of $2,500 (5% of $50,000 Guaranteed Amount) is in effect and an additional Gross Purchase Payment of $10,000 is made the new Maximum Annual Withdrawal amount is $3,000 ($2,500 + 5% of $10,000). Step-ups of the Guaranteed Amount (both automatic step-ups and step-ups elected by you) will step-up the Maximum Annual Withdrawal amount to the greater of:

     a.the Maximum Annual Withdrawal amount immediately prior to the step-up;
or

     b.7% or 5% (depending on your option) of the new (stepped-up) Guaranteed Amount.

If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) are within the Maximum Annual Withdrawal amount, then:

     1.the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and

     2.the Maximum Annual Withdrawal amount will remain the same.

Withdrawals within the Maximum Annual Withdrawal amount are not subject to the Interest Adjustment on the amount withdrawn from the fixed account, if applicable. See The Contracts - Fixed Side of the Contract. If the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option is in effect, withdrawals from IRA contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in the form of systematic installments, as calculated by Lincoln, of the amount needed to satisfy the required minimum distribution rules under Internal Revenue Code Section 401(a)(9) for this Contract Value. Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of Contract Value that exceed Purchase Payments are taxed as ordinary income. See Federal Tax Matters.

When cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) exceed the Maximum Annual Withdrawal amount:


     1.The Guaranteed Amount is reduced to the lesser of:
  o the Contract Value immediately following the withdrawal, or
  o the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal.

     2.The Maximum Annual Withdrawal amount will be the least of:
  o the Maximum Annual Withdrawal amount immediately prior to the withdrawal;
    or
  o the greater of:
   o 7% or 5% (depending on your option) of the reduced Guaranteed Amount immediately following the withdrawal (as specified above when withdrawals exceed the Maximum Annual Withdrawal amount); or
   o 7% or 5% (depending on your option) of the Contract Value immediately following the withdrawal; or
  o the new Guaranteed Amount.

The following example of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option demonstrates the impact of a withdrawal in excess of the Maximum Annual Withdrawal amount on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $7,000 withdrawal caused a $32,000 reduction in the Guaranteed Amount.

Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $85,000
Maximum Annual Withdrawal = $5,000 (5% of the initial Guaranteed Amount of $100,000)

After a $7,000 Withdrawal:
Contract Value = $53,000
Guaranteed Amount = $53,000
Maximum Annual Withdrawal = $2,650

The Guaranteed Amount was reduced to the lesser of the Contract Value immediately following the withdrawal ($53,000) or the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal ($85,000
- $7,000 = $78,000).

The Maximum Annual Withdrawal amount was reduced to the least of:

     1) Maximum Annual Withdrawal amount prior to the withdrawal ($5,000); or
     2) The greater of 5% of the new Guaranteed Amount ($2,650) or 5% of the Contract Value following the withdrawal ($2,650); or
     3) The new Guaranteed Amount ($53,000).

The least of these three items is $2,650.

In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce your Maximum Annual Withdrawal amount.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option for IRA contracts, the annual amount available for withdrawal within the Maximum Annual Withdrawal amount may not be sufficient to satisfy your required minimum distributions under the Internal Revenue Code. This is particularly true for individuals over age 84. Therefore, you may have to make withdrawals that exceed the Maximum Annual Withdrawal amount. Withdrawals over the Maximum Annual Withdrawal amount may quickly and substantially decrease your Guaranteed Amount and Maximum Annual Withdrawal amount, especially in a declining market. You should consult your tax advisor to determine if there are ways to limit the risks associated with those withdrawals. Such methods may involve the timing of withdrawals or foregoing step-ups of the Guaranteed Amount.

Withdrawals in excess of the Maximum Annual Withdrawal amount will be subject to an Interest Adjustment on the amount withdrawn from the fixed account. Refer to the Statement of Additional Information for an example of the Interest Adjustment calculation.

Lifetime Withdrawals. (Available only with the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up single or joint life options and not the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option or the prior version of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option). Payment of the Maximum Annual Withdrawal amount will be guaranteed for your (Contractowner) lifetime (single life option) or for the lifetimes of you (Contractowner) and your spouse (joint life option), as long as:

     1)No withdrawals are made before you (and your spouse if a joint life) are age 65; and

     2)An Excess Withdrawal (described above) has not reduced the Maximum Annual Withdrawal amount to zero.

If the lifetime withdrawal is not in effect, the Maximum Annual Withdrawal amount will last only until the Guaranteed Amount equals zero.

If any withdrawal is made prior to the time you (or both spouses) are age 65, the Maximum Annual Withdrawal amount will not last for the lifetime(s), except in the two situations described below:

   1)If a step-up of the Guaranteed Amount after age 65 causes the Maximum Annual Withdrawal amount to equal or increase from the immediately prior Maximum Annual Withdrawal amount. This typically occurs if the Contract Value equals or exceeds the highest, prior Guaranteed Amount. If this happens, the new Maximum Annual Withdrawal amount will automatically be available for the specified lifetime(s); or

   2)The Contractowner makes a one-time election to reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount. This reset will occur on the first Valuation Date following the Benefit Year anniversary and will be based on the Guaranteed Amount as of that Valuation Date. This will reduce your Maximum Annual Withdrawal amount. A Contractowner would only choose this if the above situation did not occur. To reset the Maximum Annual Withdrawal amount, the following must occur:

     a.the Contractowner (and spouse if applicable) is age 65;

    b.the contract is currently within a 10-year automatic step-up period described above (or else a Contractowner submits a step-up request to start a new 10-year automatic step-up period) (the Contractowner must be eligible to elect a step-up; i.e., all Contractowners and the Annuitant must be alive and under age 81); and

     c.you have submitted this request to us in writing at least 30 days prior to the end of the Benefit Year.

As an example of these two situations, if you purchased the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up single life with $100,000, your initial Guaranteed Amount is $100,000 and your initial Maximum Annual Withdrawal amount is $5,000. If you make a $5,000 withdrawal at age 62, your Guaranteed Amount will decrease to $95,000. Since you did not satisfy the age 65 requirement, you do not have a lifetime Maximum Annual Withdrawal amount. If a step-up of the Guaranteed Amount after age 65 (either automatic or owner-elected) causes the Guaranteed Amount to equal or exceed $100,000, then the Maximum Annual Withdrawal amount of $5,000 (or greater) will become a lifetime payout. This is the first situation described above. However, if the Guaranteed Amount has not been reset to equal or exceed the highest prior Guaranteed Amount, then you can choose the second situation described above if you are age 65 and the contract is within a 10-year automatic step-up period. This will reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount; 5% of $95,000 is $4,750. This is your new Maximum Annual Withdrawal amount which can be paid for your lifetime unless Excess Withdrawals are made.

The tax consequences of withdrawals and annuity payments are discussed in Federal Tax Matters.

All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your Contract Value. If the contract is surrendered, the Contractowner will receive the Contract Value (less any applicable charges, fees, and taxes) and not the Guaranteed Amount.

If your Contract Value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue for the life of you (and your spouse if applicable) if the lifetime withdrawals are in effect. If not, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount equals zero. You may not withdraw the remaining Guaranteed Amount in a lump sum.

Guaranteed Amount Annuity Payout Option. If you desire to annuitize your Guaranteed Amount, the Guaranteed Amount Annuity Payout Option is available.

The Guaranteed Amount Annuity Payment Option is a fixed annuitization in which the Contractowner (and spouse if applicable) will receive the Guaranteed Amount in annual annuity payments equal to the current 7% or 5% (depending on your option) Maximum Annual Withdrawal amount, including the lifetime Maximum Annual Withdrawals if in effect (this option is different from other annuity payment options discussed in this prospectus, including i4LIFE (Reg. TM) Advantage, which are based on your Contract Value). Payment frequencies other than annual may be available. Payments will continue until the Guaranteed Amount equals zero and may continue until death if the lifetime Maximum Annual Withdrawal is in effect. This may result in a partial, final payment. You would consider this option only if your Contract Value is less than the Guaranteed Amount (and you don't believe the Contract Value will ever exceed the Guaranteed Amount) and you do not wish to keep your annuity contract in force other than to pay out the Guaranteed Amount. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount until the Guaranteed Amount equals zero.

If the Contract Value is zero and you have a remaining Guaranteed Amount, you may not withdraw the remaining Guaranteed Amount in a lump sum, but must elect the Guaranteed Amount Annuity Payment Option.

Death Prior to the Annuity Commencement Date. There is no provision for a lump sum payout of the Guaranteed Amount upon death of the Contractowners or Annuitant. At the time of death, if the Contract Value equals zero, no Death Benefit will be paid other than any applicable Maximum Annual Withdrawal amounts. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the single life under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up - single life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will end. If the contract is continued as discussed below, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero. In the alternative, the surviving spouse can choose to become the new single life, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the Contract Value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10-year period of automatic step-ups. At this time, the charge for the rider will become the current charge in effect for the single life option. The surviving spouse will need to be 65 before taking withdrawals to qualify for a lifetime payout. In deciding whether to make this change, the surviving spouse should consider: 1) the change a reset would cause to the Guaranteed Amount and the Maximum Annual Withdrawal amount; 2) whether it is important to have Maximum Annual Withdrawal amounts for life versus the remainder of the prior Guaranteed Amount; and 3) the cost of the single life option.

Upon the first death under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up - joint life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will continue for the life of the surviving spouse. Upon the death of the surviving spouse, the lifetime payout of the Maximum Annual Withdrawal amount will end. However, if the spouse's Beneficiary elects to take the annuity Death Benefit in installments over life expectancy, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero (see below for a non-spouse Beneficiary). As an alternative, after the first death, the surviving spouse may choose to change from the joint life option to the single life option, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the Contract Value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10-year period of automatic step-ups. At this time, the charge for the rider will become the current charge in effect for the single life option. In deciding whether to make this change, the surviving spouse should consider: 1) if the reset will cause the Guaranteed Amount and the Maximum Annual Withdrawal amount to decrease and 2) if the cost of the single life option is less than the cost of the joint life option.

If the surviving spouse of the deceased Contractowner continues the contract, the remaining automatic step-ups under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, will apply to the spouse as the new Contractowner. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, the new Contractowner is eligible to elect to step-up the Guaranteed Amount prior to the next available step-up date; however, all other conditions for the step-up apply and any subsequent step-up by the new Contractowner must meet all conditions for a step-up.

If a non-spouse Beneficiary elects to receive the Death Benefit in installments over life expectancy (thereby keeping the contract in force), the Beneficiary may continue the Lincoln SmartSecurity (Reg. TM) Advantage if desired. Automatic step-ups under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option will not continue and elective step-ups of the Guaranteed Amount under both options will not be permitted. In the event the Contract Value declines below the Guaranteed Amount (as adjusted for withdrawals of Death Benefit payments), the Beneficiary is assured of receiving payments equal to the Guaranteed Amount (as adjusted). Deductions for the rider charge will continue on a quarterly basis and will be charged against the remaining Guaranteed Amount. Note: there are instances where the required installments of the Death Benefit, in order to be in compliance with the Internal Revenue Code as noted above, may exceed the Maximum Annual Withdrawal amount, thereby reducing the benefit of this rider. If there are multiple Beneficiaries, each Beneficiary will be entitled to continue a share of the Lincoln SmartSecurity (Reg. TM) Advantage equal to his or her share of the Death Benefit.

Impact of Divorce on Joint Life Option. In the event of a divorce, the Contractowner may change from a joint life option to a single life option (if available) (if the Contractowner is under age 81) at the current rider charge of the single life option. At the time of the change, the Guaranteed Amount will be reset to the current Contract Value and the Maximum Annual Withdrawal amount will equal 5% of this new Guaranteed Amount.

After a divorce, the Contractowner may keep the joint life option to have the opportunity to receive lifetime payouts for the lives of the Contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the rider up to and including the date the new spouse is added to the rider.

Termination. After the later of the fifth anniversary of the effective date of the rider or the fifth anniversary of the most recent Contractowner-elected step-up, including any step-up we administered for you, of the Guaranteed Amount, the Contractowner may terminate the rider by notifying us in writing. After this time, the rider will also terminate if the Contractowner fails to adhere to the Investment Requirements. Lincoln SmartSecurity (Reg. TM) Advantage will automatically terminate:
 o on the Annuity Commencement Date (except payments under the Guaranteed Amount Annuity Payment Option will continue if applicable);
 o upon the election of i4LIFE (Reg. TM) Advantage;
 o if the Contractowner or Annuitant is changed (except if the surviving spouse assumes ownership of the contract upon death of the Contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
 o upon the last payment of the Guaranteed Amount unless the lifetime Maximum Annual Withdrawal is in effect;
 o when a withdrawal in excess of the Maximum Annual Withdrawal amount reduces the Guaranteed Amount to zero; or

 o upon termination of the underlying annuity contract.

The termination will not result in any increase in Contract Value equal to the Guaranteed Amount. Upon effective termination of this rider, the benefits and charges within this rider will terminate.

If you terminate the rider, you must wait one year before you can purchase any other Living Benefit Rider we offer in the future.

i4LIFE (Reg. TM) Advantage Option. Contractowners with an active Lincoln SmartSecurity (Reg. TM) Advantage rider who decide to terminate their rider and purchase i4LIFE (Reg. TM) Advantage can use any remaining Guaranteed Amount to establish the Guaranteed Income Benefit under the i4LIFE (Reg. TM) Advantage terms and charge in effect at the time of the i4LIFE (Reg. TM) Advantage election (i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) is not available). Contractowners may consider this if i4LIFE (Reg. TM) Advantage will provide a higher payout amount, among other reasons. There are many factors to consider when making this decision, including the cost of the riders, the payout amounts and applicable guarantees. You should discuss this decision with your registered representative. See The Contracts - Living Benefit Riders - i4LIFE (Reg. TM) Advantage.


4LATER (Reg. TM) Advantage (Managed Risk)

4LATER (Reg. TM) Advantage (Managed Risk) is a rider that provides an Income Base which will be used to establish the amount of the Guaranteed Income Benefit payment upon the election of the i4LIFE (Reg. TM) Advantage rider. If you elect 4LATER (Reg. TM) Advantage (Managed Risk), you must later elect the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) feature under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4) to receive a benefit from 4LATER (Reg. TM) Advantage (Managed Risk). You will be subject to certain Investment Requirements in which your Contract Value must be allocated among specified Subaccounts. See The Contracts - Investment Requirements.

Prior to May 12, 2014, this rider was called 4LATER (Reg. TM) Advantage Protected Funds.

Income Base. The Income Base is an amount used to calculate the Guaranteed Income Benefit under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) at a later date. The Income Base is not available to you as a lump sum withdrawal or as a Death Benefit. The initial Income Base varies based on when you elect the rider. If you elect the 4LATER (Reg. TM) Advantage (Managed Risk) at the time you purchase the contract, the Income Base will be equal to the initial Purchase Payment. If you elect the rider after you have purchased the contract, the initial Income Base will equal the Contract Value on the effective date of 4LATER (Reg. TM) Advantage (Managed Risk). The maximum Income Base is $10,000,000. The maximum takes into consideration the total guaranteed amounts from all Lincoln New York contracts (or contracts issued by our affiliates) in which you (and/or Secondary Life, if joint life option) are the covered lives.

Additional Purchase Payments automatically increase the Income Base by the amount of the Purchase Payments (not to exceed the maximum Income Base). For example, an additional Purchase Payment of $10,000 will increase the Income Base by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Servicing Office approval. If after the first Benefit Year cumulative additional Purchase Payments equal or exceed $100,000, the charge for 4LATER (Reg. TM) Advantage (Managed Risk) will change to the then current charge in effect on the next Benefit Year anniversary. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason, including market loss.

Each withdrawal reduces the Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal. This means that the reduction in the Income Base could be more than the dollar amount of the withdrawal.

The following example demonstrates the impact of a withdrawal on the Income Base and the Contract Value. The Contractowner makes a withdrawal of $11,200 which causes a $12,550 reduction in the Income Base.

Prior to the withdrawal:
Contract Value = $112,000
Income Base = $125,500

After a withdrawal of $11,200, the Contract Value is reduced by 10% ($11,200) and the Income Base is also reduced by 10%, the same proportion that the withdrawal reduced the Contract Value ($11,200 - $112,000)

Contract Value = $100,800 ($112,000 - $11,200)
Income Base = $112,950 ($125,500 x 10% = $12,550; $125,500 - $12,550 =
$112,950)

In a declining market, withdrawals may significantly reduce your Income Base. If the Income Base is reduced to zero due to withdrawals, this rider will terminate. If the Contract Value is reduced to zero due to a withdrawal, both the rider and the contract will terminate.

Automatic Annual Step-up. The Income Base will automatically step-up to the Contract Value on each Benefit Year anniversary if:

     a.the Annuitant (single life option), or the Secondary Life (joint life option) are still living and under age 86; and

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

   b.the Contract Value on that Benefit Year anniversary, after the deduction of any withdrawals (including the rider charge and account fee), plus any Purchase Payments made on that date is equal to or greater than the Income Base after the 5% Enhancement (if any).

The Automatic Annual Step-up is available even in years in which a withdrawal has occurred.

5% Enhancement. On each Benefit Year anniversary, the Income Base, minus Purchase Payments received in that year, will be increased by 5% if:

     a.the Annuitant (as well as the Secondary Life if the joint life option is in effect) are under age 86; and

     b.if there were no withdrawals in that year; and

     c.the rider is within the Enhancement Period described below.

The Enhancement Period is a 10-year period that begins on the effective date of the rider. A new Enhancement Period begins immediately following an Automatic Annual Step-up. If during any Enhancement Period there are no Automatic Annual Step-ups, the 5% Enhancements will terminate at the end of the Enhancement Period and will not restart until the next Benefit Year anniversary following the Benefit Year anniversary upon which an Automatic Annual Step-up occurs. Any new Purchase Payment made after the initial Purchase Payment will be added immediately to the Income Base. However, any new Purchase Payment must be invested in the contract for at least one Benefit Year before it will be used in calculating the 5% Enhancement. Any new Purchase Payments made within the first 90 days after the effective date of 4LATER (Reg. TM) Advantage (Managed
Risk) will be included in the Income Base for purposes of calculating the 5% Enhancement on the first Benefit Year anniversary.

If you decline the Automatic Annual Step-up during the first 10 Benefit Years, you will continue to be eligible for the 5% Enhancements through the end of the current Enhancement Period, but the 4LATER (Reg. TM) Advantage (Managed Risk) charge could increase to the then current charge at the time of any 5% Enhancements after the 10th Benefit Year anniversary. You will have the option to opt out of the Enhancements after the 10th Benefit Year. In order to be eligible to receive further 5% Enhancements the Annuitant (single life option), or the Secondary Life (joint life option) must still be living and be under age 86.

Note: The 5% Enhancement is not available in any year there is a withdrawal from Contract Value. A 5% Enhancement will occur in subsequent years only under certain conditions. If you are eligible (as defined below) for the 5% Enhancement in the next year, the Enhancement will not occur until the Benefit Year anniversary of that year.

The following is an example of the impact of the 5% Enhancement on the Income Base (assuming no withdrawals):

Initial Purchase Payment = $100,000; Income Base = $100,000

Additional Purchase Payment on day 30 = $15,000; Income Base = $115,000

Additional Purchase Payment on day 95 = $10,000; Income Base = $125,000

On the first Benefit Year anniversary, the Income Base will not be less than $130,750 ($115,000 times 1.05%=$120,750 plus $10,000). The $10,000 Purchase
Payment on day 95 is not eligible for the 5% Enhancement until the 2nd Benefit Year anniversary.

As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Income Base, you will not receive the 5% Enhancement. If the Automatic Annual Step-up and the 5% Enhancement increase the Income Base to the same amount then you will receive the Automatic Annual Step-up. The 5% Enhancement or the Automatic Annual Step-up cannot increase the Income Base above the maximum Income Base of $10,000,000.

You will not receive the 5% Enhancement on any Benefit Year anniversary in which there is a withdrawal. The 5% Enhancement will occur on the following Benefit Year anniversary if no further withdrawals are made from the contract and the rider is within the Enhancement Period.

The following is an example of how the Automatic Annual Step-ups and the 5% Enhancement affect the Income Base and the potential for the charge to increase or decrease (assuming there have been no withdrawals or new Purchase Payments):



                                                                                   Potential for
                                      Contract    Income Base with                    Charge
                                       Value       5% Enhancement    Income Base     to Change
                                   ------------- ------------------ ------------- --------------
Initial Purchase Payment $50,000 .   $  47,750*         N/A            $50,000         N/A
1st Benefit Year anniversary......   $  54,000         $52,500         $54,000         Yes
2nd Benefit Year anniversary......   $  53,900         $56,700         $56,700          No
3rd Benefit Year anniversary......   $  56,000         $59,535         $59,535          No
4th Benefit Year anniversary......   $  64,000         $62,512         $64,000         Yes

*The beginning Contract Value is the initial Purchase Payment less the 4.5% sales charge.

On the 1st Benefit Year anniversary, the Automatic Annual Step-up increased the Income Base to the Contract Value of $54,000 since the increase in the Contract Value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the 2nd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the 3rd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700=$2,835). On the 4th Benefit Year anniversary, the Automatic Annual Step-up to the Contract Value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535). An Automatic Annual Step-up cannot increase the Income Base beyond the maximum Income Base of $10,000,000.

Death Prior to the Annuity Commencement Date. 4LATER (Reg. TM) Advantage (Managed Risk) has no provision for a payout of the Income Base or any other Death Benefit upon death of the Contractowners or Annuitant. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described earlier in this prospectus) will be in effect. Election of the 4LATER (Reg. TM) Advantage (Managed Risk) does not impact the Death Benefit options available for purchase with your annuity contract. Generally all Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9), as amended. See The Contracts - Death Benefit.

If the Contractowner is not also named as the Annuitant or the Secondary Life, upon the first death of the Annuitant or Secondary Life, the 4LATER (Reg. TM) Advantage (Managed Risk) rider will continue. Upon the second death of either the Annuitant or Secondary Life, 4LATER (Reg. TM) Advantage (Managed Risk) will terminate.

Upon the death of the Contractowner, the 4LATER (Reg. TM) Advantage (Managed
Risk) rider will continue only if either Annuitant or the Secondary Life becomes the new Contractowner and payments under i4LIFE (Reg. TM) Advantage begin within one year after the death of the Contractowner.

Eligibility. To elect 4LATER (Reg. TM) Advantage (Managed Risk), the Contractowner must be at least age 50 and age 85 or younger; the Annuitant and Secondary Life under the joint life option must be age 85 or younger.

For contracts issued on or after August 26, 2013, 4LATER (Reg. TM) Advantage (Managed Risk) is only available for election at the time the contract is purchased. 4LATER (Reg. TM) Advantage (Managed Risk) is not available for purchase with qualified contracts and is designed primarily for purchasers of non-qualified contracts where the owner and Annuitant are different people (single life option) or with joint life benefits where the Secondary Life is not a spouse. If you are eligible to elect Lincoln Lifetime IncomeSM Advantage
2.0 (Managed Risk) and you purchase joint life benefits where Secondary Life is a spouse, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) generally offers better benefits for the same charge. Please see Living Benefit Riders - Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), for more information about Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk).

Termination. After the 5th anniversary of the effective date of the 4LATER (Reg. TM) Advantage (Managed Risk) rider, the Contractowner may terminate the rider by notifying us in writing. After this time, the rider will also terminate if the Contractowner fails to adhere to the Investment Requirements. 4LATER (Reg. TM) Advantage (Managed Risk) will automatically terminate:
 o on the Annuity Commencement Date; or
 o if the Annuitant is changed including any sale or assignment of the contract or any pledge of the contract as collateral; or
 o upon the second death of either the Annuitant or Secondary Life; or
 o when the Income Base is reduced to zero due to withdrawals; or
 o the last day that you can elect i4LIFE (Reg. TM) Advantage (age 99 for non-qualified contracts); or
 o upon termination of the underlying contract.

If you terminate this rider, you must wait at least one year before you can elect any Living Benefit Rider we offer in the future.

i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) for purchasers who previously purchased 4LATER (Reg. TM) Advantage (Managed Risk). Contractowners with an active 4LATER (Reg. TM) Advantage (Managed Risk) will purchase i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) at the terms in effect when the Contractowner purchased 4LATER (Reg. TM) Advantage (Managed Risk) rider. i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) is a feature under i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) provides for periodic variable income payments for life, the ability to make withdrawals during a defined period of time (the Access Period), a Death Benefit during the Access Period, and a minimum payout floor, called the Guaranteed Income Benefit. You will be required to adhere to certain Investment Requirements during the time you own i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk). See Living Benefit Riders - i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit for more information.

Once you elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed
Risk), you can use the greater of the Income Base under 4LATER (Reg. TM) Advantage (Managed Risk) or Account Value to establish the Guaranteed Income Benefit under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed
Risk). This decision must be made by the maximum age to elect i4LIFE (Reg. TM) Advantage, which is age 95. Purchasers of 4LATER (Reg. TM) Advantage (Managed
Risk) who have waited until after the 5th Benefit Year anniversary may elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) until age 99.

If you elected the 4LATER (Reg. TM) Advantage (Managed Risk) joint life option, you must purchase i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed
Risk) joint life option.

Contractowners who elect 4LATER (Reg. TM) Advantage (Managed Risk) are guaranteed the ability in the future to elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) even if it is no longer available for purchase. They are also guaranteed that the Guaranteed Income Benefit percentage and Access Period requirements will be at least as favorable as those at the time they elected 4LATER (Reg. TM) Advantage (Managed Risk). The minimum length of the i4LIFE (Reg. TM) Advantage Access Period will vary based upon when you purchased your 4LATER (Reg. TM) Advantage (Managed Risk) rider and how long the rider was in effect before you decided to purchase i4LIFE (Reg. TM) Advantage. These requirements are specifically listed in the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit section of this prospectus under Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments.

The Contractowner must elect the levelized option for Regular Income Payments. While i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) is in effect, the Contractowner cannot change the payment mode elected or decrease the length of the Access Period.

You should consider electing i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) when you are ready to immediately start receiving i4LIFE (Reg. TM) Advantage payments. Payments from a nonqualified contract that a person receives under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) are treated as "amounts received as an annuity" under section 72 of the Internal Revenue Code because the payments occur after the annuity starting date. These payments are subject to an "exclusion ratio" as provided in section 72(b) of the Code, which means a portion of each Annuity Payout is treated as income (taxable at ordinary income tax rates), and the remainder is treated as a nontaxable return of Purchase Payments.


i4LIFE (Reg. TM) Advantage

i4LIFE (Reg. TM) Advantage (the Variable Annuity Payout Option rider in your contract) is an optional Annuity Payout rider you may purchase at an additional cost and is separate and distinct from other Annuity Payout options offered under your contract and described later in this prospectus. You may also purchase the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed
Risk) for an additional charge. i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) is the only version of the Guaranteed Income Benefit that is currently available unless you are guaranteed the right to elect a prior version under the terms of your Living Benefit Rider. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Charge.

i4LIFE (Reg. TM) Advantage is an Annuity Payout option that provides you with variable, periodic Regular Income Payments for life subject to certain conditions. These payouts are made during two time periods: an Access Period and a Lifetime Income Period. During the Access Period, you have access to your Account Value, which means you may surrender the contract, make withdrawals, and have a Death Benefit. During the Lifetime Income Period, you no longer have access to your Account Value. You choose the length of the Access Period when you select i4LIFE (Reg. TM) Advantage; the Lifetime Income Period begins immediately after the Access Period ends and continues until your death (or the death of a Secondary Life, if later). i4LIFE (Reg. TM) Advantage is different from other Annuity Payout options provided by Lincoln because with i4LIFE (Reg.
TM) Advantage, you have the ability to make additional withdrawals or surrender the contract during the Access Period. You may also purchase the Guaranteed Income Benefit which provides a minimum payout floor for your Regular Income Payments. You choose when you want to receive your first Regular Income Payment and the frequency with which you will receive Regular Income Payments. The initial Regular Income Payment is calculated from the Account Value on a date no more than 14 days prior to the date you select to begin receiving the Regular Income Payments. This calculation date is called the Periodic Income Commencement Date, and is the same date the Access Period begins. Regular Income Payments must begin within one year of the date you elect i4LIFE (Reg.
TM) Advantage. Once they begin, Regular Income Payments will continue until the death of the Annuitant or Secondary Life, if applicable. This option is available on non-qualified annuities, IRAs and Roth IRAs (check with your registered representative regarding availability with SEP market). This option is subject to a charge while the i4LIFE (Reg. TM) Advantage is in effect computed daily on the Account Value. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Charge.

i4LIFE (Reg. TM) Advantage is available for contracts with a Contract Value of at least $50,000 and may be elected after the effective date of the contract and before any other Annuity Payout option under this contract is elected by sending a completed i4LIFE (Reg. TM) Advantage election form to our Servicing Office. When you elect i4LIFE (Reg. TM) Advantage, you must choose the Annuitant, Secondary Life, if applicable, and make several choices about your Regular Income Payments. The Annuitant and Secondary Life may not be changed after i4LIFE (Reg. TM) Advantage is elected. For qualified contracts, the Secondary Life must be the spouse. See i4LIFE (Reg. TM) Advantage Death Benefits regarding the impact of a change to the Annuitant prior to the i4LIFE (Reg. TM) Advantage election.

i4LIFE (Reg. TM) Advantage for IRA contracts is only available if the Annuitant and Secondary Life, if applicable, are age 591/2 or older at the time the option is elected. i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit must be elected by age 80 on IRA contracts or age 95 on non-qualified contracts. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. Additional Purchase Payments may be made during the Access Period for an IRA annuity contract, unless a Guaranteed Income Benefit has been elected. If the Guaranteed Income Benefit option has been elected on an IRA contract, additional Purchase Payments may be made until the initial Guaranteed Income Benefit is calculated. Additional Purchase Payments will not be accepted after the Periodic Income Commencement Date for a non-qualified annuity contract.

If i4LIFE (Reg. TM) Advantage is selected, the applicable transfer provisions among Subaccounts and the fixed account will continue to be those specified in your annuity contract for transfers on or before the Annuity Commencement Date. However, once i4LIFE (Reg. TM) Advantage begins, any automatic withdrawal service will terminate. See The Contracts - Transfers on or Before the Annuity Commencement Date.

When you elect i4LIFE (Reg. TM) Advantage, the Death Benefit option that you previously elected will become the Death Benefit election under i4LIFE (Reg.
TM) Advantage, unless you elect a less expensive Death Benefit option. Existing Contractowners with the Account Value Death Benefit who elect i4LIFE (Reg. TM) Advantage must choose the i4LIFE (Reg. TM) Advantage Account Value Death Benefit. The amount paid under the new Death Benefit may be less than the amount that would have been paid under the Death Benefit provided before i4LIFE (Reg. TM) Advantage began . See The Contracts - i4LIFE (Reg. TM) Advantage Death Benefits.

Access Period. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period, which begins on the Periodic Income Commencement Date. The Access Period is a defined period of time during which we pay variable, periodic Regular Income Payments and provide a Death Benefit, and during which you may surrender the contract and make withdrawals from your Account Value (defined below). At the end of the Access Period, the remaining Account Value is used to make Regular Income Payments for the rest of your life (or the Secondary Life if applicable). This is called the Lifetime Income Period. During the Lifetime Income Period, you will no longer be able to make withdrawals or surrenders or receive a Death Benefit. If your Account Value is reduced to zero because of withdrawals or market loss, your Access Period ends.


We will establish the minimum (currently 5 years) and maximum (currently the length of time between your current age and age 115 for non-qualified contracts or to age 100 for qualified contracts) Access Periods at the time you elect i4LIFE (Reg. TM) Advantage. Generally, shorter Access Periods will produce a higher initial Regular Income Payment than longer Access Periods. At any time during the Access Period, and subject to the rules in effect at that time, you may extend or shorten the Access Period by sending us notice. Additional restrictions may apply if you are under age 591/2 when you request a change to the Access Period. Currently, if you extend the Access Period, it must be extended at least 5 years. If you change the Access Period, subsequent Regular Income Payments will be adjusted accordingly, and the Account Value remaining at the end of the new Access Period will be applied to continue Regular Income Payments for your life. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. We may reduce or terminate the Access Period for IRA i4LIFE (Reg. TM) Advantage contracts in order to keep the Regular Income Payments in compliance with IRC provisions for required minimum distributions. The minimum Access Period requirements for Guaranteed Income Benefits are longer than the requirements for i4LIFE (Reg. TM) Advantage without a Guaranteed Income Benefit. Shortening the Access Period will terminate the Guaranteed Income Benefit. See Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage.

Account Value. The initial Account Value is the Contract Value on the Valuation Date i4LIFE (Reg. TM) Advantage is effective, less any applicable premium taxes. During the Access Period, the Account Value on a Valuation Date will equal the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, and will be reduced by Regular Income Payments and Guaranteed Income Benefit payments made as well as any withdrawals taken. After the Access Period ends, the remaining Account Value will be applied to continue Regular Income Payments for your life and the Account Value will be reduced to zero.

Regular Income Payments during the Access Period. i4LIFE (Reg. TM) Advantage provides for variable, periodic Regular Income Payments for as long as an Annuitant (or Secondary Life, if applicable) is living and access to your Account Value during the Access Period. When you elect i4LIFE (Reg. TM) Advantage, you will have to choose the date you will receive the initial Regular Income Payment. Once they begin, Regular Income Payments will continue until the death of the Annuitant or Secondary Life, if applicable. Regular Income Payments must begin within one year of the date you elect i4LIFE (Reg.
TM) Advantage. You also select when the Access Period ends and when the Lifetime Income Period begins. You must also select the frequency of the payments (monthly, quarterly, semi-annually or annually), how often the payment is recalculated, the length of the Access Period and the assumed investment return. These choices will influence the amount of your Regular Income Payments.

If you do not choose a payment frequency, the default is a monthly frequency. You may also elect to have Regular Income Payments from non-qualified contracts recalculated only once each year rather than recalculated at the time of each payment. This results in level Regular Income Payments between recalculation dates. Qualified contracts are only recalculated once per year, at the beginning of each calendar year. You also choose the assumed investment return. Return rates of 3%, 4%, or 5% may be available. The higher the assumed investment return you choose, the higher your initial Regular Income Payment will be and the higher the return must be to increase subsequent Regular Income Payments. You also choose the length of the Access Period. At this time, changes can only be made on Periodic Income Commencement Date anniversaries.

Regular Income Payments are not subject to any applicable Interest Adjustments. See Charges and Other Deductions. For information regarding income tax consequences of Regular Income Payments, see Federal Tax Matters.

The amount of the initial Regular Income Payment is determined on the Periodic Income Commencement Date by dividing the Contract Value, less applicable premium taxes by 1000 and multiplying the result by an annuity factor. The annuity factor is based upon:
  o the age and sex of the Annuitant and Secondary Life, if applicable;
  o the length of the Access Period selected;
  o the frequency of the Regular Income Payments;
  o the assumed investment return you selected; and
  o the Individual Annuity Mortality table specified in your contract.

The annuity factor used to determine the Regular Income Payments reflects the fact that, during the Access Period, you have the ability to withdraw the entire Account Value and that a Death Benefit of the entire Account Value will be paid to your Beneficiary upon your death. These benefits during the Access Period result in a slightly lower Regular Income Payment, during both the Access Period and the Lifetime Income Period, than would be payable if this access was not permitted and no lump-sum Death Benefit of the full Account Value was payable. (The Contractowner must elect an Access Period of no less than the minimum Access Period which is currently set at 5 years.) The annuity factor also reflects the requirement that there be sufficient Account Value at the end of the Access Period to continue your Regular Income Payments for the remainder of your life (and/or the Secondary Life if applicable), during the Lifetime Income Period, with no further access or Death Benefit.

The Account Value will vary with the actual net investment return of the Subaccounts selected and the interest credited on the fixed account, which then determines the subsequent Regular Income Payments during the Access Period. Each subsequent Regular Income Payment (unless the levelized option is selected) is determined by dividing the Account Value on the applicable Valuation Date by 1000 and multiplying this result by an annuity factor revised to reflect the declining length of the Access Period. As a result of this calculation, the actual net returns in the Account Value are measured against the assumed investment return to determine subsequent Regular Income Payments. If the actual net investment return (annualized) for the contract exceeds the assumed investment return, the Regular Income Payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment return for the contract is less than the assumed investment return, the Regular Income Payment will decrease. For example, if net investment return is 3% higher (annualized) than the assumed investment return, the Regular Income Payment for the next year will increase by approximately 3%. Conversely, if actual net investment return is 3% lower than the assumed investment return, the Regular Income Payment will decrease by approximately 3%.

Withdrawals made during the Access Period will also reduce the Account Value that is available for Regular Income Payments, and subsequent Regular Income Payments will be recalculated and could be increased or reduced, based on the Account Value following the withdrawal.

For a joint life option, if either the Annuitant or Secondary Life dies during the Access Period, Regular Income Payments will be recalculated using a revised annuity factor based on the single surviving life, if doing so provides a higher Regular Income Payment.

For nonqualified contracts, if the Annuitant and Secondary Life, if applicable, both die during the Access Period, the Guaranteed Income Benefit (if any) will terminate and the annuity factor will be revised for a non-life contingent Regular Income Payment and Regular Income Payments will continue until the Account Value is fully paid out and the Access Period ends. For qualified contracts, if the Annuitant and Secondary Life, if applicable, both die during the Access Period, i4LIFE (Reg. TM) Advantage (and any Guaranteed Income Benefit if applicable) will terminate.

Regular Income Payments during the Lifetime Income Period. The Lifetime Income Period begins at the end of the Access Period if either the Annuitant or Secondary Life is living. Your earlier elections regarding the frequency of Regular Income Payments, assumed investment return and the frequency of the recalculation do not change. The initial Regular Income Payment during the Lifetime Income Period is determined by dividing the Account Value on the last Valuation Date of the Access Period by 1000 and multiplying the result by an annuity factor revised to reflect that the Access Period has ended. The annuity factor is based upon:
  o the age and sex of the Annuitant and Secondary Life (if living);
  o the frequency of the Regular Income Payments;
  o the assumed investment return you selected; and
  o the Individual Annuity Mortality table specified in your contract.

The impact of the length of the Access Period and any withdrawals made during the Access Period will continue to be reflected in the Regular Income Payments during the Lifetime Income Period. To determine subsequent Regular Income Payments, the contract is credited with a fixed number of Annuity Units equal to the initial Regular Income Payment (during the Lifetime Income Period) divided by the Annuity Unit value (by Subaccount). Subsequent Regular Income Payments are determined by multiplying the number of Annuity Units per Subaccount by the Annuity Unit value. Your Regular Income Payments will vary based on the value of your Annuity Units. If your Regular Income Payments are adjusted on an annual basis, the total of the annual payment is transferred to Lincoln New York's general account to be paid out based on the payment mode you selected. Your payment(s) will not be affected by market performance during that year. Your Regular Income Payment(s) for the following year will be recalculated at the beginning of the following year based on the current value of the Annuity Units.

Regular Income Payments will continue for as long as the Annuitant or Secondary Life, if applicable, is living, and will continue to be adjusted for investment performance of the Subaccounts your Annuity Units are invested in (and the fixed account if applicable). Regular Income Payments vary with investment performance.

During the Lifetime Income Period, there is no longer an Account Value; therefore, no withdrawals are available and no Death Benefit is payable. In addition, transfers are not allowed from a fixed annuity payment to a variable annuity payment.

i4LIFE (Reg. TM) Advantage Death Benefits

i4LIFE (Reg. TM) Advantage Account Value Death Benefit. The i4LIFE (Reg. TM) Advantage Account Value Death Benefit is available during the Access Period. This Death Benefit is equal to the Account Value as of the Valuation Date on which we approve the payment of the death claim. You may not change this Death Benefit once it is elected.

i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit. The i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit is available during the Access Period and will be equal to the greater of:
  o the Account Value as of the Valuation Date we approve the payment of the claim; or
  o the sum of all Purchase Payments, less the sum of Regular Income Payments and other withdrawals where:
   o Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefit, reduce the Death Benefit by the dollar amount of the payment; and
   o all other withdrawals, if any, reduce the Death Benefit in the same proportion that withdrawals reduce the Contract Value or Account Value.

   References to Purchase Payments and withdrawals include Purchase Payments and withdrawals made prior to the election of i4LIFE (Reg. TM) Advantage if your contract was in force with the Guarantee of Principal or greater Death Benefit option prior to that election.

In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the Contract Value or Account Value, may have a magnified effect on the reduction of the Death Benefit payable. All references to withdrawals include deductions for any applicable charges associated with those withdrawals and premium taxes, if any.

The following example demonstrates the impact of a proportionate withdrawal on your Death Benefit:


    i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit...    $200,000
    Total i4LIFE (Reg. TM) Regular Income Payment.....................    $ 25,000
    Additional Withdrawal.............................................    $ 15,000   ($15,000/$150,000=10% withdrawal)
    Account Value at the time of Additional Withdrawal................    $150,000

     Death Benefit Value after i4LIFE (Reg. TM) Regular Income Payment = $200,000 - $25,000 = $175,000
     Death Benefit Value after additional withdrawal = $175,000 - $17,500 = $157,500
     Reduction in Death Benefit Value for Withdrawal = $175,000 X 10% = $17,500

The Regular Income Payments reduce the Death Benefit by $25,000 and the additional withdrawal causes a 10% reduction in the Death Benefit, the same percentage that the withdrawal reduced the Account Value.

During the Access Period, contracts with the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit may elect to change to the i4LIFE (Reg.
TM) Advantage Account Value Death Benefit. We will effect the change in Death Benefit on the Valuation Date we receive a completed election form at our Servicing Office, and we will begin deducting the lower i4LIFE (Reg. TM) Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit.

i4LIFE (Reg. TM) Advantage EGMDB. The i4LIFE (Reg. TM) Advantage EGMDB is only available during the Access Period. This benefit is the greatest of:
  o the Account Value as of the Valuation Date on which we approve the payment of the claim; or
  o the sum of all Purchase Payments, less the sum of Regular Income Payments and other withdrawals where:
   o Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefit, reduce the Death Benefit by the dollar amount of the payment; and
   o all other withdrawals, if any, reduce the Death Benefit in the same proportion that withdrawals reduce the Contract Value or Account Value.

References to Purchase Payments and withdrawals include Purchase Payments and withdrawals made prior to the election of i4LIFE (Reg. TM) Advantage if your contract was in force with the Guarantee of Principal or greater Death Benefit option prior to that election; or
  o the highest Account Value or Contract Value on any contract anniversary date (including the inception date of the contract) after the EGMDB is effective (determined before the allocation of any Purchase Payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the date of death. The highest Account Value or Contract Value is increased by Gross Purchase Payments and is decreased by Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefits and all other withdrawals subsequent to the anniversary date on which the highest Account Value or Contract Value is obtained. Regular Income Payments and withdrawals are deducted in the same proportion that Regular Income Payments and withdrawals reduce the Contract Value or Account Value.

When determining the highest anniversary value, if you elected the EGMDB in the base contract and this Death Benefit was in effect when you purchased i4LIFE (Reg. TM) Advantage, we will look at the Contract Value before i4LIFE (Reg. TM) Advantage and the Account Value after the i4LIFE (Reg. TM) Advantage election to determine the highest anniversary value.

In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the Account Value, may have a magnified effect on the reduction of the Death Benefit payable. All references to withdrawals include deductions for any applicable charges associated with those withdrawals and premium taxes, if any.

Contracts with the i4LIFE (Reg. TM) Advantage EGMDB may elect to change to the i4LIFE (Reg. TM) Advantage Guarantee of Principal or the i4LIFE (Reg. TM) Advantage Account Value Death Benefit. We will effect the change in Death Benefit on the Valuation Date we receive a completed election form at our Servicing Office, and we will begin deducting the lower i4LIFE (Reg. TM) Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE (Reg. TM) Advantage EGMDB.

General Death Benefit Provisions. For all Death Benefit options, following the Access Period, there is no Death Benefit. The Death Benefits also terminate when the Account Value equals zero, because the Access Period terminates.

If there is a change in the Contractowner, joint owner or Annuitant during the life of the contract, for any reason other than death, the only Death Benefit payable for the new person will be the i4LIFE (Reg. TM) Advantage Account Value Death Benefit.

For non-qualified contracts, upon the death of the Contractowner, joint owner or Annuitant, the Contractowner (or Beneficiary) may elect to terminate the contract and receive full payment of the Death Benefit or may elect to continue the contract and receive Regular Income Payments. Upon the death of the Secondary Life, who is not also an owner, only the surrender value is paid.

If you are the owner of an IRA annuity contract, and there is no Secondary Life, and you die during the Access Period, the i4LIFE (Reg. TM) Advantage will terminate. A spouse Beneficiary may start a new i4LIFE (Reg. TM) Advantage program.

If a death occurs during the Access Period, the value of the Death Benefit will be determined as of the Valuation Date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:

     1.proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us; and

     2.written authorization for payment; and

     3.all required claim forms, fully completed (including selection of a settlement option).

Notwithstanding any provision of this contract to the contrary, the payment of Death Benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death Benefits may be taxable. See Federal Tax Matters.

Upon notification to us of the death, Regular Income Payments may be suspended until the death claim is approved. Upon approval, a lump sum payment for the value of any suspended payments will be made as of the date the death claim is approved, and Regular Income Payments will continue, if applicable. The excess, if any, of the Death Benefit over the Account Value will be credited into the contract at that time.

If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of Death Benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.


Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage

A Guaranteed Income Benefit may be available for purchase when you elect i4LIFE (Reg. TM) Advantage which ensures that your Regular Income Payments will never be less than a minimum payout floor, regardless of the actual investment performance of your contract. See Charges and Other Deductions for a discussion of the Guaranteed Income Benefit charges. i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) is the only version of the Guaranteed Income Benefit available for purchase, unless you are guaranteed the right to elect a prior version under the terms of your Living Benefit Rider. Prior to May 12, 2014, the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) was called i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds.

i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) is an optional feature available for purchase that provides a Guaranteed Income Benefit percentage and requires that you adhere to certain Investment Requirements. See Investment Requirements in this prospectus for more information about the Investment Requirements applicable to i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk). You will be subject to Investment Requirements applicable to i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) for the entire time you own this rider. Failure to comply with the Investment Requirements will result in the termination of i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk). See i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit - Termination for more information. All of the other terms and conditions of i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4) continue to apply to i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk).

As discussed below, certain features of the Guaranteed Income Benefit may be impacted if you purchased Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage (withdrawal benefit riders), Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or Lincoln Lifetime IncomeSM Advantage
2.0 (income benefit riders), or 4LATER (Reg. TM) Advantage (Managed Risk) (minimum Annuity Payout rider) prior to electing i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Annuity Payout rider). Refer to the 4LATER (Reg. TM) Advantage section of this prospectus for a discussion of the 4LATER (Reg. TM) Guaranteed Income Benefit.

Additional Gross Purchase Payments cannot be made to a contract with the Guaranteed Income Benefit. You are also limited in how much you can invest in certain Subaccounts. See the Contracts - Investment Requirements.

There is no guarantee that the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) option will be available to elect in the future, as we reserve the right to discontinue this option at any time. In addition, we may make different versions of the Guaranteed Income Benefit available to new purchasers or may create different versions for use with various Living Benefit Riders. However, a Contractowner with Lincoln Lifetime IncomeSM Advantage or Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) (including Lincoln Lifetime IncomeSM Advantage 2.0) who decides to drop that rider to purchase i4LIFE (Reg. TM) Advantage will be guaranteed the right to purchase the Guaranteed Income Benefit under the terms set forth in the prior rider.

i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) is elected when you elect i4LIFE (Reg. TM) Advantage or during the Access Period, if still available for election, subject to terms and conditions at that time. You may choose not to purchase the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit at the time you purchase i4LIFE (Reg. TM) Advantage by indicating that you do not want the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit on the election form at the time that you purchase i4LIFE (Reg. TM) Advantage. If you intend to use the Guaranteed Amount from either the Lincoln SmartSecurity (Reg.
TM) Advantage rider or the Lincoln Lifetime IncomeSM Advantage rider or the Income Base from the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) rider, Lincoln Lifetime IncomeSM Advantage 2.0 rider or 4LATER (Reg. TM) Advantage (Managed Risk) rider to establish the Guaranteed Income Benefit, you must elect the Guaranteed Income Benefit at the time you elect i4LIFE (Reg. TM) Advantage.

The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is reduced by withdrawals (other than Regular Income Payments) in the same proportion that the withdrawals reduce the Account Value. See i4LIFE (Reg. TM) Advantage - General i4LIFE (Reg. TM) Provisions for an example.

Guaranteed Income Benefit (Managed Risk) is the only version of the Guaranteed Income Benefit currently available for election unless you are guaranteed the right to elect a prior version under the terms of your Living Benefit Rider. Contractowners with Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk) who wish to elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) must elect i4LIFE (Reg.
TM) Advantage Guaranteed Income Benefit (Managed Risk). Please refer to your Living Benefit Rider regarding the availability of prior versions of Guaranteed Income Benefit.

Guaranteed Income Benefit (Managed Risk) and Guaranteed Income Benefit (version
4). The following discussion applies to both Guaranteed Income Benefit (Managed
Risk) and Guaranteed Income Benefit (version 4) unless otherwise specified. For Guaranteed Income Benefit (Managed Risk) and Guaranteed Income Benefit (version
4), the initial Guaranteed Income Benefit will be an amount equal to a specified percentage of your Account Value (or Income Base or Guaranteed Amount as applicable), based on your age (or the age of the youngest life under a joint life option) at the time the Guaranteed Income Benefit is elected. The specified percentages and the corresponding age-bands for calculating the initial Guaranteed Income Benefit are outlined in the applicable table below for riders elected on or after May 20, 2013. Lincoln SmartSecurity (Reg. TM) Advantage purchasers use the date of the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit election to determine the table applicable to their contracts. (i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) is not available to Lincoln SmartSecurity (Reg. TM) Advantage purchasers.)

 Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for:


i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) elections or for purchasers of
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM)
                           Advantage (Managed Risk)
                           on or after May 20, 2013.


              Single Life Option                                  Joint Life Option
-----------------------------------------------    -----------------------------------------------
                                                            Age
                         Percentage of Account      (younger of you and      Percentage of Account
         Age             Value or Income Base*       your spouse's age)      Value or Income Base*
--------------------    -----------------------    ---------------------    ----------------------
    Under age 40                2.50%                  Under age 40                 2.50%
       40 - 54                  3.00%                    40 - 54                    3.00%
  55 - under 591/2              3.50%                55 - under 591/2               3.50%
     591/2 - 64                 4.00%                   591/2 - 69                  4.00%
       65 - 69                  4.50%                    70 - 74                    4.50%
       70 - 79                  5.00%                    75 - 79                    5.00%
         80+                    5.50%                      80+                      5.50%

*Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up, if any, or the rider's effective date (if there have not been any Automatic Annual Step-ups) if greater than the Account Value to establish the initial Guaranteed Income Benefit. Purchasers of 4LATER (Reg. TM) Advantage (Managed Risk) may use any remaining Income Base to establish the initial Guaranteed Income Benefit.

i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit elections or for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0
                           on or after May 20, 2013.


              Single Life Option                                  Joint Life Option
-----------------------------------------------    -----------------------------------------------
                         Percentage of Account              Age              Percentage of Account
                         Value, Income Base or      (younger of you and      Value, Income Base or
         Age               Guaranteed Amount*        your spouse's age)       Guaranteed Amount*
--------------------    -----------------------    ---------------------    ----------------------
    Under age 40                2.00%                  Under age 40                 2.00%
       40 - 54                  2.50%                    40 - 54                    2.50%
  55 - under 591/2              3.00%                55 - under 591/2               3.00%
     591/2 - 64                 3.50%                   591/2 - 69                  3.50%
       65 - 69                  4.00%                    70 - 74                    4.00%
       70 - 74                  4.50%                      75+                      4.50%
         75+                    5.00%

*Purchasers of Lincoln SmartSecurity (Reg. TM) Advantage (regardless of the rider effective date) may use any remaining Guaranteed Amount (if greater than the Account Value) to calculate the initial Guaranteed Income Benefit. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the rider's effective date (if there has not been any Automatic Annual Step-up) if greater than the Account Value to establish the initial Guaranteed Income Benefit.

Note that Guaranteed Income Benefit percentages for riders purchased prior to May 20, 2013, can be found in an Appendix to this prospectus.


If the amount of your i4LIFE (Reg. TM) Advantage Regular Income Payment has fallen below the Guaranteed Income Benefit, because of poor investment results, a payment equal to the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is the minimum payment you will receive. If the market performance in your contract is sufficient to provide Regular Income Payments at a level that exceeds the Guaranteed Income Benefit, the Guaranteed Income Benefit will never come into effect. If the Guaranteed Income Benefit is paid, it will be paid with the same frequency as your Regular Income Payment. If your Regular Income Payment is less than the Guaranteed Income Benefit, we will reduce the Account Value by the Regular Income Payment plus an additional amount equal to the difference between your Regular Income Payment and the Guaranteed Income Benefit (in other words, Guaranteed Income Benefit payments reduce the Account Value by the entire amount of the Guaranteed Income Benefit payment). (Regular Income Payments also reduce the Account Value.) This payment will be made from the variable Subaccounts and the fixed account on a pro-rata basis according to your investment allocations.

If your Account Value reaches zero as a result of payments to provide the Guaranteed Income Benefit, we will continue to pay you an amount equal to the Guaranteed Income Benefit. If your Account Value reaches zero, your Access Period will end and your Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled, and will reduce your Death Benefit. If your Account Value equals zero, no Death Benefit will be paid. See i4LIFE (Reg. TM) Advantage Death Benefits. After the Access Period ends, we will continue to pay the Guaranteed Income Benefit for as long as the Annuitant (or the Secondary Life, if applicable) is living.

The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE (Reg. TM) Account Value:


    i4LIFE (Reg. TM) Account Value before market decline............    $135,000
    i4LIFE (Reg. TM) Account Value after market decline.............    $100,000
    Guaranteed Income Benefit.......................................    $    810
    Regular Income Payment after market decline.....................    $    769
    Account Value after market decline and Guaranteed Income Benefit
    payment.........................................................    $ 99,190

The Contractowner receives an amount equal to the Guaranteed Income Benefit. The entire amount of the Guaranteed Income Benefit is deducted from the Account Value.

The Guaranteed Income Benefit will automatically step up every year to 75% of the current Regular Income Payment, if that result is greater than the immediately prior Guaranteed Income Benefit. For non-qualified contracts, the step-up will occur annually on the first Valuation Date on or after each Periodic Income Commencement Date anniversary starting on the first Periodic Income Commencement Date anniversary. For qualified contracts, the step-up will occur annually on the Valuation Date of the first periodic income payment of each calendar year. The first step-up is the Valuation Date of the first periodic income payment in the next calendar year following the Periodic Income Commencement Date.

The following example illustrates how the initial Guaranteed Income Benefit is calculated for a 60-year old Contractowner with a nonqualified contract, and how a step-up would increase the Guaranteed Income Benefit in a subsequent year. The percentage of the Account Value used to calculate the initial Guaranteed Income Benefit is 4.0% for a 60-year old (single life) per the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for i4LIFE (Reg. TM) Advantage Elections table above. The example also assumes that the Account Value has increased due to positive investment returns resulting in a higher recalculated Regular Income Payment. See The Contracts - i4LIFE (Reg. TM) Advantage - Regular Income Payments during the Access Period for a discussion of recalculation of the Regular Income Payment.


8/1/2013 Amount of initial Regular Income Payment..................................  $  4,801
8/1/2013 Account Value at election of Guaranteed Income Benefit....................  $100,000
8/1/2013 Initial Guaranteed Income Benefit (4.0% times $100,000 Account Value) .     $  4,000
8/1/2014 Recalculated Regular Income Payment.......................................  $  6,000
8/1/2014 Guaranteed Income Benefit after step-up (75% of $6,000) .                   $  4,500

The Contractowner's Guaranteed Income Benefit was increased to 75% of the recalculated Regular Income Payment.

At the time of a step-up of the Guaranteed Income Benefit the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 2.00%. This means that your charge may change every year. If we automatically administer a new step-up for you and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the date of the step-up. If we receive notice of your request to reverse the step-up, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. Step-ups will continue after a request to reverse a step-up. i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charges. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.

The next section describes any differences in how the Guaranteed Income Benefit works for Guaranteed Income Benefit (version 3), Guaranteed Income Benefit (version 2) and Guaranteed Income Benefit (version 1). All other features of the Guaranteed Income Benefit not discussed below are the same as in Guaranteed Income Benefit (version 4).

Guaranteed Income Benefit (version 3). Guaranteed Income Benefit (version 3) was available for purchase on or after January 20, 2009 to December 31, 2010 (unless version 3 is available for election at any time per the terms of a Living Benefit Rider). For Guaranteed Income Benefit (version 3) the Guaranteed Income Benefit is initially equal to 75% of the Regular Income Payment (which is based on your Account Value as defined in the i4LIFE (Reg. TM) Advantage rider section) in effect at the time the Guaranteed Income Benefit is elected.

The Guaranteed Income Benefit will automatically step up every year to 75% of the current Regular Income Payment, if that result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every Periodic Income Commencement Date anniversary during a 5-year step-up period. At the end of a step-up period you may elect a new step-up period by submitting a written request to the Servicing Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you.

At the time of a reset of the step-up period the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 1.50%. This means that your charge may change, once every five years. If we administer a new step-up period for you at your election and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the Periodic Income Commencement Date anniversary. If we receive this notice, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. After a request to reverse a step-up you will have no more step-ups unless you notify us that you wish to restart a new step-up period. i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charges. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.

Guaranteed Income Benefit (version 2). Guaranteed Income Benefit (version 2) was available for election prior to January 20, 2009 (unless version 2 is available for election at any time per the terms of a Living Benefit Rider). For Guaranteed Income Benefit (version 2) the Guaranteed Income Benefit is initially equal to 75% of the Regular Income Payment (which is based on your Account Value as defined in the i4LIFE (Reg. TM) Advantage rider section) in effect at the time the Guaranteed Income Benefit is elected.

The Guaranteed Income Benefit will automatically step-up every three years on the Periodic Income Commencement Date anniversary to 75% of the current Regular Income Payment, if the result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every third Periodic Income Commencement Date anniversary during a 15-year step-up period. At the end of a step-up period, you may elect a new 15-year step-up period by submitting a written request to the Servicing Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you.

At the time of a reset of the 15-year step-up period the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 1.50%. This means that your charge may change, once every 15 years. If we administer a new step-up period for you at your election and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the Periodic Income Commencement Date anniversary. If we receive this notice, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. After a request to reverse a step-up you will have no more step-ups unless you notify us that you wish to restart a new step-up period. i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charges. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.

Guaranteed Income Benefit (version 1). If you have Guaranteed Income Benefit (version 1), your Guaranteed Income Benefit will not step-up on an anniversary, but will remain level. This version is no longer available for election.

The next section describes certain guarantees in Living Benefit Riders relating to the election of the Guaranteed Income Benefit.

Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). Contractowners who elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) may decide to drop Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and purchase i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) in accordance with the same terms set out above for i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4). If this decision is made, the Contractowner can use the greater of the Income Base under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the Account Value to establish the Guaranteed Income Benefit under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk). Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed
Risk) who wait until after the 5th Benefit Year anniversary may elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit until age 99 for nonqualified contracts and 85 for qualified contracts.

Lincoln Lifetime IncomeSM Advantage 2.0. Contractowners who purchase Lincoln Lifetime IncomeSM Advantage 2.0 are guaranteed the ability in the future to purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) even if it is no longer available for purchase. They are also guaranteed that the Guaranteed Income Benefit percentages and Access Period requirements will be at least as favorable as those available at the time they purchased Lincoln Lifetime IncomeSM Advantage 2.0. See The Contracts - Living Benefit Riders - Lincoln Lifetime IncomeSM Advantage 2.0.

Contractowners with an active Lincoln Lifetime IncomeSM Advantage 2.0 rider may decide to drop Lincoln Lifetime IncomeSM Advantage 2.0 and purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). If this decision is made, the Contractowner can use the Lincoln Lifetime IncomeSM Advantage 2.0 Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or since the rider's effective date (if there has not been an Automatic Annual Step-up) if greater than the Account Value to establish the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) at the terms in effect for purchasers of this rider. If the Contractowner drops Lincoln Lifetime IncomeSM Advantage 2.0 and purchases i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) on the last day the Contractowner is eligible to purchase i4LIFE (Reg. TM) Advantage, the Contractowner may also use the current Guaranteed Annual Income amount, if higher, to establish the initial Guaranteed Income Benefit. This decision must be made by the maximum age to elect i4LIFE (Reg. TM) Advantage, which is age 90 for nonqualified contracts and age 80 for qualified contracts. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 prior to April 2, 2012 who have waited until after the 5th Benefit Year anniversary may elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit until age 99 for nonqualified contracts and 85 for qualified contracts.

Lincoln SmartSecurity (Reg. TM) Advantage. Contractowners who purchased Lincoln SmartSecurity (Reg. TM) Advantage are guaranteed that they may use the remaining Guaranteed Amount (if greater than the Account Value) at the time the initial Guaranteed Income Benefit is determined, to calculate the Guaranteed Income Benefit. The initial Guaranteed Income Benefit will be equal to the applicable percentage based on either the Contractowner's age (single life) or the youngest age of either the Contractowner or Secondary Life (if applicable), at the time the Guaranteed Income Benefit is elected, multiplied by the remaining Guaranteed Amount. The applicable percentage is found in the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit table above. In other words, the initial Guaranteed Income Benefit will equal the applicable percentage based on the Contractowner's age multiplied by the remaining Guaranteed Amount (if greater than the Account Value).

The following is an example of how the Guaranteed Amount from Lincoln SmartSecurity (Reg. TM) Advantage or the Income Base from Lincoln Lifetime IncomeSM Advantage 2.0 may be used to calculate the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). The example assumes that on the date that i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) is elected the Contractowner is 70 years of age and has made no withdrawals from the contract. The percentage of the Account Value used to calculate the initial Guaranteed Income Benefit is 4.5% for a 70-year old (single life) per the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit table above. The example assumes an annual payment mode has been elected.

           Account Value (equals Contract Value on date i4LIFE (Reg. TM) Advantage
    with Guaranteed Income Benefit (version 4) is elected)........................    $100,000
           Guaranteed Amount/Income Base on date i4LIFE (Reg. TM) Advantage with
    Guaranteed Income Benefit (version 4) is elected..............................    $140,000
           Amount of initial Regular Income Payment...............................    $  5,411   per year
           Initial Guaranteed Income Benefit (4.5% x $140,000 Guaranteed
    Amount/Income Base which is greater than $100,000 Account
    Value)........................................................................    $  6,300

4LATER (Reg. TM) Advantage (Managed Risk). Contractowners who elect the 4LATER (Reg. TM) Advantage (Managed Risk) rider must elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) in accordance with the same terms set out above for i4LIFE (Reg. TM) Advantage Guaranteed Income. When this decision is made, the Contractowner can use the greater of the Income Base under 4LATER (Reg. TM) Advantage (Managed Risk) or the Account Value under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) to calculate the amount of the initial Guaranteed Income Benefit. All other provisions of i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit apply.

Lincoln Lifetime IncomeSM Advantage. Contractowners who purchased Lincoln Lifetime IncomeSM Advantage are guaranteed that they may use the remaining Guaranteed Amount (if greater than the Account Value) at the time the Guaranteed Income Benefit is determined, to increase the Guaranteed Income Benefit (version 2 or version 3 only). The Guaranteed Income Benefit will be increased by the ratio of the remaining Guaranteed Amount to the Contract Value at the time the initial i4LIFE (Reg. TM) Advantage payment is calculated. In other words, the Guaranteed Income Benefit will equal 75% of the initial Regular Income Payment times the remaining Guaranteed Amount divided by the Contract Value, if the Guaranteed Amount is greater than the Contract Value. See the Lincoln Lifetime IncomeSM Advantage - i4LIFE (Reg. TM) Advantage Option section for an example of calculation of the Guaranteed Income Benefit using the purchased Lincoln Lifetime IncomeSM Advantage Guaranteed Amount.

Contractowners who purchased Lincoln Lifetime IncomeSM Advantage may also choose to drop Lincoln Lifetime IncomeSM Advantage to purchase the version of the Guaranteed Income Benefit that is then currently available; however, only the Account Value and not the Guaranteed Amount will be used to establish the Guaranteed Income Benefit. For Guaranteed Income Benefit (version 4), the initial Guaranteed Income Benefit will be equal to the applicable percentage, which is based on the age of either the Contractowner (single life option) or the youngest age of either the Contractowner or Secondary Life (joint life option) at the time the Guaranteed Income Benefit is elected, multiplied by the Account Value. The applicable percentage is found in the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) elections table above.

Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments. When you select the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, certain restrictions will apply to your contract:
  o A 4% assumed investment return (AIR) will be used to calculate the Regular Income Payments.
  o The minimum Access Period required for Guaranteed Income Benefit (version
     4) is the longer of 20 years (15 years for versions 2 and 3) or the difference between your age (nearest birthday) and age 100 (age 90 for version 4 prior to May 21, 2012; age 85 for versions 2 and 3). The minimum Access Period required for i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) is the longer of 20 years or the difference between your age (nearest birthday) and age 90. We may change this Access Period requirement prior to election of the Guaranteed Income Benefit. Different minimum Access Period requirements apply if you use the greater of the Account Value or Income Base (less amounts paid since the last Automatic Step-up) under Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk) to calculate the Guaranteed Income Benefit as set forth below:

                                  Minimum Access Period
                                            Elections of i4LIFE (Reg. TM) Advantage prior
                                                 to the 5th Benefit Year anniversary
 Purchasers of Lincoln Lifetime IncomeSM   Longer of 20 years or the difference
 Advantage 2.0 on or after April 2, 2012   between your age and age 100
 Purchasers of Lincoln Lifetime IncomeSM   Longer of 20 years or the difference
 Advantage 2.0 (Managed Risk)              between your age and age 90
 Purchasers of 4LATER (Reg. TM) Advantage
 (Managed Risk)
 Purchasers of Lincoln Lifetime IncomeSM
 Advantage 2.0 prior to April 2, 2012



                                            Elections of i4LIFE (Reg. TM) Advantage on and
                                                after the 5th Benefit Year anniversary
 Purchasers of Lincoln Lifetime IncomeSM   Longer of 20 years or the difference
 Advantage 2.0 on or after April 2, 2012   between your age and age 95
 Purchasers of Lincoln Lifetime IncomeSM   Longer of 15 years or the difference
 Advantage 2.0 (Managed Risk)              between your age and age 85
 Purchasers of 4LATER (Reg. TM) Advantage
 (Managed Risk)
 Purchasers of Lincoln Lifetime IncomeSM
 Advantage 2.0 prior to April 2, 2012

  o The maximum Access Period available for this benefit is to age 115 for non-qualified contracts; to age 100 for qualified contracts.

If you choose to lengthen your Access Period (which must be increased by a minimum of 5 years), your Regular Income Payment will be reduced. For versions 1, 2 and 3 of Guaranteed Income Benefit, an extension of your Access Period will also reduce your i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit in proportion to the reduction in the Regular Income Payment. This reduction of the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit does not apply to Guaranteed Income Benefit (version 4). If you choose to shorten your Access Period, the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit will terminate. Refer to the Example in the 4LATER (Reg. TM) Guaranteed Income Benefit section of this prospectus.

The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will terminate due to any of the following events:
  o the death of the Annuitant (or the later of the death of the Annuitant or Secondary Life if a joint payout was elected); or
  o a Contractowner requested decrease in the Access Period or a change to the Regular Income Payment frequency; or
  o upon written notice to us; or
  o assignment of the contract; or
  o failure to comply with Investment Requirements.

A termination due to a decrease in the Access Period, a change in the Regular Income Payment frequency, or upon written notice from the Contractowner will be effective as of the Valuation Date on the next Periodic Income Commencement Date anniversary. Termination will be only for the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit and not the i4LIFE (Reg. TM) Advantage election, unless otherwise specified. However if you used the greater of the Account Value or Income Base under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed
Risk), Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage (Managed Risk) to establish the Guaranteed Income Benefit any termination of the Guaranteed Income Benefit will also result in a termination of the i4LIFE (Reg. TM) Advantage election. If you used your Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit, you must keep i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit in effect for at least 3 years. If you terminate the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit you may be able to re-elect it, if available, after one year. The election will be treated as a new purchase, subject to the terms and charges in effect at the time of election and the i4LIFE (Reg. TM) Advantage Regular Income Payments will be recalculated. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) will be based on the Account Value at the time of the election.

Availability. The Contractowner must be under age 95 for nonqualified contracts and under age 80 for qualified contracts at the time this rider is elected. Beginning August 26, 2013 (November 4, 2013, for Contractowners who purchased the contract before August 26, 2013), Guaranteed Income Benefit with the Managed Risk option is the only version of the Guaranteed Income Benefit currently available for election unless you are guaranteed the right to elect a prior version under the terms of your Living Benefit Rider.

Withdrawals. You may request a withdrawal at any time prior to or during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent Regular Income Payments and Guaranteed Income Benefit payments, if applicable, will be recalculated. The Guaranteed Income Benefit is reduced proportionately. Withdrawals may have tax consequences. See Federal Tax Matters. The Interest Adjustment may apply.

The following example demonstrates the impact of a withdrawal on the Regular Income Payments and the Guaranteed Income Benefit payments:


        i4LIFE (Reg. TM) Regular Income Payment before Withdrawal.....    $  1,200
        Guaranteed Income Benefit before Withdrawal...................    $    900
        Account Value at time of Additional Withdrawal................    $150,000
        Additional Withdrawal.........................................    $ 15,000   (a 10% withdrawal)

     Reduction in Guaranteed Income Benefit for Withdrawal = $900 X 10% = $90 Guaranteed Income Benefit after Withdrawal = $900 - $90 = $810

Surrender. At any time prior to or during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further Regular Income Payments will be made. The Interest Adjustment may apply.

Termination. For IRA annuity contracts, you may terminate i4LIFE (Reg. TM) Advantage prior to the end of the Access Period by notifying us in writing. The termination will be effective on the next Valuation Date after we receive the notice and your contract will return to the accumulation phase. Your i4LIFE (Reg. TM) Advantage Death Benefit will terminate and you may choose the Guarantee of Principal (if you had the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit) or Account Value Death Benefit options. Upon termination, we will stop assessing the charge for i4LIFE (Reg. TM) Advantage and begin assessing the mortality and expense risk charge and administrative charge associated with the new Death Benefit option. Your Contract Value upon termination will be equal to the Account Value on the Valuation Date we terminate i4LIFE (Reg. TM) Advantage.

For non-qualified contracts, you may not terminate i4LIFE (Reg. TM) Advantage once you have elected it.

4LATER (Reg. TM) Advantage

The 4LATER (Reg. TM) Advantage rider is no longer available for purchase.

4LATER (Reg. TM) Advantage (or "4LATER (Reg. TM)") is a rider that is available to protect against market loss by providing you with a method to receive a minimum payout from your annuity. The rider provides an Income Base (described below) prior to the time you begin taking payouts from your annuity. If you elect 4LATER (Reg. TM) Advantage, you must elect i4LIFE (Reg. TM) Advantage with the 4LATER (Reg. TM) Guaranteed Income Benefit to receive a benefit from 4LATER (Reg. TM) Advantage. Election of these riders may limit how much you can invest in certain Subaccounts. See The Contracts - Investment Requirements. See Charges and Other Deductions for a discussion of the 4LATER (Reg. TM) Advantage charge.


4LATER (Reg. TM) Advantage Before Payouts Begin

The following discussion applies to 4LATER (Reg. TM) Advantage during the accumulation phase of your annuity, referred to as 4LATER (Reg. TM). This is prior to the time any payouts begin under i4LIFE (Reg. TM) Advantage with the 4LATER (Reg. TM) Guaranteed Income Benefit.

Income Base. The Income Base is a value established when you purchase 4LATER (Reg. TM) and will only be used to calculate the minimum payouts available under your contract at a later date. The Income Base is not available for withdrawals or as a Death Benefit. If you elect 4LATER (Reg. TM) at the time you purchase the contract, the Income Base initially equals the Purchase Payments. If you elect 4LATER (Reg. TM) after we issue the contract, the Income Base will initially equal the Contract Value on the 4LATER (Reg. TM) effective date. Additional Purchase Payments automatically increase the Income Base by the amount of the Gross Purchase Payments . After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Servicing Office approval. Additional Purchase Payments will not be allowed if the Contract Value is zero. Each withdrawal reduces the Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal.

As described below, during the accumulation phase, the Income Base will be automatically enhanced by 15% (adjusted for additional Purchase Payments and withdrawals as described in the Future Income Base section below) at the end of each Waiting Period. In addition, after the Initial Waiting Period, you may elect to reset your Income Base to the current Contract Value if your Contract Value has grown beyond the 15% enhancement. You may elect this reset on your own or you may choose to have Lincoln New York automatically reset the Income Base for you at the end of each Waiting Period. These reset options are discussed below. Then, when you are ready to elect i4LIFE (Reg. TM) Advantage and establish the 4LATER (Reg. TM) Guaranteed Income Benefit, the Income Base (if higher than the Contract Value) is used in the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit calculation.

Waiting Period. The Waiting Period is each consecutive 3-year period which begins on the 4LATER (Reg. TM) Effective Date, or on the date of any reset of the Income Base to the Contract Value. At the end of each completed Waiting Period, the Income Base is increased by 15% (as adjusted for Purchase Payments and withdrawals) to equal the Future Income Base as discussed below. The Waiting Period is also the amount of time that must pass before the Income Base can be reset to the current Contract Value. A new Waiting Period begins after each reset and must be completed before the next 15% enhancement or another reset occurs.

Future Income Base. 4LATER (Reg. TM) provides a 15% automatic enhancement to the Income Base after a 3-year Waiting Period. This enhancement will continue every 3 years until i4LIFE (Reg. TM) Advantage is elected, you terminate 4LATER (Reg. TM) or you reach the Maximum Income Base. See Maximum Income Base. During the Waiting Period, the Future Income Base is established to provide the value of this 15% enhancement on the Income Base. After each 3-year Waiting Period is satisfied, the Income Base is increased to equal the value of the Future Income Base. The 4LATER (Reg. TM) charge will then be assessed on this newly adjusted Income Base, but the percentage charge will not change.

Any Gross Purchase Payment made after the 4LATER (Reg. TM) Effective Date, but within 90 days of the contract effective date, will increase the Future Income Base by the amount of the Gross Purchase Payment, plus 15% of that Purchase Payment.

Example:


        Initial Purchase Payment................................    $100,000
        Purchase Payment 60 days later..........................    $ 10,000
                                                                    --------
        Income Base.............................................    $110,000
        Future Income Base (during the 1st Waiting Period)......    $126,500   ($110,000 x 115%)
        Income Base (after 1st Waiting Period)..................    $126,500
        New Future Income Base (during 2nd Waiting Period)......    $145,475   ($126,500 x 115%)

Any Purchase Payments made after the 4LATER (Reg. TM) Effective Date and more than 90 days after the contract effective date will increase the Future Income Base by the amount of the Purchase Payment plus 15% of that Purchase Payment on a pro-rata basis for the number of full years remaining in the current Waiting Period.

Example:

        Income Base................................................    $100,000
        Purchase Payment in Year 2.................................    $ 10,000
                                                                       --------
        New Income Base............................................    $110,000
        Future Income Base (during 1st Waiting Period-Year 2)......    $125,500   ($100,000 x 115%) +
                                                                                  ($10,000 x 100%) +
                                                                                  ($10,000 x 15% x 1/3)
        Income Base (after 1st Waiting Period).....................    $125,500
        New Future Income Base (during 2nd Waiting Period).........    $144,325   (125,500 x 115%)

Withdrawals reduce the Future Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal.

During any subsequent Waiting Periods, if you elect to reset the Income Base to the Contract Value, the Future Income Base will equal 115% of the Contract Value on the date of the reset and a new Waiting Period will begin. See Resets of the Income Base to the current Contract Value below.

In all situations, the Future Income Base is subject to the Maximum Income Base described below. The Future Income Base is never available to the Contractowner to establish a 4LATER (Reg. TM) Advantage Guaranteed Income Benefit, but is the value the Income Base will become at the end of the Waiting Period.

Maximum Income Base. The Maximum Income Base is equal to 200% of the Income Base on the 4LATER (Reg. TM) Effective Date. The Maximum Income Base will be increased by 200% of any additional Gross Purchase Payments. In all circumstances, the Maximum Income Base can never exceed $10,000,000. This maximum takes into consideration the combined guaranteed amounts from any Living Benefit Riders under all Lincoln New York contracts (or contracts issued by our affiliates) owned by you or on which you are the Annuitant.

After a reset to the current Contract Value, the Maximum Income Base will equal 200% of the Contract Value on the Valuation Date of the reset not to exceed $10,000,000.

Each withdrawal will reduce the Maximum Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal.

Example:


   Income Base.................................  $100,000   Maximum Income Base...................  $200,000
   Purchase Payment in Year 2..................  $ 10,000   Increase to Maximum Income Base.......  $ 20,000
   New Income Base.............................  $110,000   New Maximum Income Base...............  $220,000
   Future Income Base after Purchase Payment...  $125,500   Maximum Income Base...................  $220,000
   Income Base (after 1st Waiting Period)......  $125,500
   Future Income Base (during 2nd Waiting Period)$144,325   Maximum Income Base...................  $220,000
   Contract Value in Year 4....................  $112,000
   Withdrawal of 10%...........................  $ 11,200
   After Withdrawal (10% adjustment)
   Contract Value..............................  $100,800
   Income Base.................................  $112,950
   Future Income Base..........................  $129,892   Maximum Income Base...................  $198,000

Resets of the Income Base to the current Contract Value ("Resets"). You may elect to reset the Income Base to the current Contract Value at any time after the initial Waiting Period following: (a) the 4LATER (Reg. TM) Effective Date or (b) any prior reset of the Income Base. Resets are subject to a maximum of $10,000,000 and the Annuitant must be under age 81. You might consider resetting the Income Base if your Contract Value has increased above the Income Base (including the 15% automatic Enhancements) and you want to lock-in this increased amount to use when setting the Guaranteed Income Benefit. If the Income Base is reset to the Contract Value, the 15% automatic Enhancement will not apply until the end of the next Waiting Period.

This reset may be elected by sending a written request to our Servicing Office or by specifying at the time of purchase that you would like us to administer this reset election for you. If you want us to administer this reset for you, at the end of each 3-year Waiting Period, if the Contract Value is higher than the Income Base (after the Income Base has been reset to the Future Income
Base), we will implement this election and the Income Base will be equal to the Contract Value on that date. We will notify you that a reset has occurred. This will continue until you elect i4LIFE (Reg. TM) Advantage, the Annuitant reaches age 81, or you reach the Maximum Income Base. If we administer this reset election for you, you have 30 days after the election to notify us if you wish to reverse this election and have your Income Base increased to the Future Income Base instead. You may wish to reverse this election if you are not interested in the increased charge. If the Contract Value is less than the Income Base on any reset date, we will not administer this reset. We will not attempt to administer another reset until the end of the next 3-year Waiting Period; however, you have the option to request a reset during this period by sending a written request to our Servicing Office.

At the time of each reset (whether you elect the reset or we administer the reset for you), the annual charge will change to the current charge in effect at the time of the reset, not to exceed the guaranteed maximum charge. At the time of reset, a new Waiting Period will begin. Subsequent resets may be elected at the end of each new Waiting Period. The reset will be effective on the next Valuation Date after notice of the reset is approved by us.

We reserve the right to restrict resets to Benefit Year anniversaries. The Benefit Year is the 12-month period starting with the 4LATER (Reg. TM) Effective Date and starting with each anniversary of the 4LATER (Reg. TM) Effective Date after that. If the Contractowner elects to reset the Income Base, the Benefit Year will begin on the effective date of the reset and each anniversary of the effective date of the reset after that.

Eligibility. To purchase 4LATER (Reg. TM) Advantage, the Annuitant must be age 80 or younger. If you plan to elect i4LIFE (Reg. TM) Advantage within three years of the issue date of 4LATER (Reg. TM) Advantage, you will not receive the benefit of the Future Income Base. i4LIFE (Reg. TM) Advantage with 4LATER (Reg.
TM) Guaranteed Income Benefit must be elected by age 85 for qualified contracts or age 99 for non-qualified contracts.

4LATER (Reg. TM) Rider Effective Date. If 4LATER (Reg. TM) is elected at contract issue, then it will be effective on the contract's effective date. If 4LATER (Reg. TM) is elected after the contract is issued (by sending a written request to our Servicing Office), then it will be effective on the next Valuation Date following approval by us.


4LATER (Reg. TM) Guaranteed Income Benefit

When you are ready to elect i4LIFE (Reg. TM) Advantage Regular Income Payments, the greater of the Income Base accumulated under 4LATER (Reg. TM) or the Contract Value will be used to calculate the 4LATER (Reg. TM) Guaranteed Income Benefit. The 4LATER (Reg. TM) Guaranteed Income Benefit is a minimum payout floor for your i4LIFE (Reg. TM) Advantage Regular Income Payments. See Charges and Other Deductions for a discussion of the 4LATER (Reg. TM) Guaranteed Income Benefit charge.

The Guaranteed Income Benefit will be determined by dividing the greater of the Income Base or Contract Value (or Guaranteed Amount if applicable) on the Periodic Income Commencement Date, by 1000 and multiplying the result by the rate per $1000 from the Guaranteed Income Benefit Table in your 4LATER (Reg.
TM) rider. If the Contract Value is used to establish the 4LATER (Reg. TM) Guaranteed Income Benefit, this rate provides a Guaranteed Income Benefit not less than 75% of the initial i4LIFE (Reg. TM) Advantage Regular Income Payment (which is also based on the Contract Value). If the Income Base is used to establish the Guaranteed Income Benefit (because it is larger than the Contract Value), the resulting Guaranteed Income Benefit will be more than 75% of the initial i4LIFE (Reg. TM) Advantage Regular Income Payment.

If the amount of your i4LIFE (Reg. TM) Advantage Regular Income Payment (which is based on your i4LIFE (Reg. TM) Advantage Account Value) has fallen below the 4LATER (Reg. TM) Guaranteed Income Benefit, because of poor investment results, a payment equal to the 4LATER (Reg. TM) Guaranteed Income Benefit is the minimum payment you will receive. If the 4LATER (Reg. TM) Guaranteed Income Benefit is paid, it will be paid with the same frequency as your i4LIFE (Reg.
TM) Advantage Regular Income Payment. If your Regular Income Payment is less than the 4LATER (Reg. TM) Guaranteed Income Benefit, we will reduce your i4LIFE (Reg. TM) Advantage Account Value by the Regular Income Payment plus an additional amount equal to the difference between your Regular Income Payment and the 4LATER (Reg. TM) Guaranteed Income Benefit. This withdrawal from your Account Value will be made from the Subaccounts and the fixed account on a pro-rata basis according to your investment allocations.

The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE (Reg. TM) Account Value:


    i4LIFE (Reg. TM) Account Value before market decline............    $135,000
    i4LIFE (Reg. TM) Account Value after market decline.............    $100,000
    Guaranteed Income Benefit.......................................    $    810
    Regular Income Payment after market decline.....................    $    769
    Account Value after market decline and Guaranteed Income Benefit
    payment.........................................................    $ 99,190

If your Account Value reaches zero as a result of withdrawals to provide the 4LATER (Reg. TM) Guaranteed Income Benefit, we will continue to pay you an amount equal to the 4LATER (Reg. TM) Guaranteed Income Benefit.

When your Account Value reaches zero, your i4LIFE (Reg. TM) Advantage Access Period will end and the i4LIFE (Reg. TM) Advantage Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the 4LATER (Reg. TM) Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled and will reduce your Death Benefit. See i4LIFE (Reg. TM) Advantage Death Benefits. After the Access Period ends, we will continue to pay the 4LATER (Reg. TM) Guaranteed Income Benefit for as long as the Annuitant (or the Secondary Life, if applicable) is living (i.e., the i4LIFE (Reg. TM) Advantage Lifetime Income Period). If your Account Value equals zero, no Death Benefit will be paid.

If the market performance in your contract is sufficient to provide Regular Income Payments at a level that exceeds the 4LATER (Reg. TM) Guaranteed Income Benefit, the 4LATER (Reg. TM) Guaranteed Income Benefit will never come into effect.

The 4LATER (Reg. TM) Advantage Guaranteed Income Benefit will automatically step-up every three years to 75% of the then current Regular Income Payment, if that result is greater than the immediately prior 4LATER (Reg. TM) Guaranteed Income Benefit. The step-up will occur on every third Periodic Income Commencement Date anniversary for 15 years. At the end of a 15-year step-up period, the Contractowner may elect a new 15-year step-up period by submitting a written request to the Servicing Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that Lincoln New York administer this election for you. At the time of a reset of the 15 year period, the charge for the 4LATER (Reg. TM) Guaranteed Income Benefit will become the current charge up to the guaranteed maximum charge of 1.50% (i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charge). After we administer this election, you have 30 days to notify us if you wish to reverse the election (because you do not wish to incur the additional cost). If we receive this notice, we will decrease the percentage charge, on a going forward basis, to the percentage charge in effect before the step-up occurred.

Additional Purchase Payments cannot be made to your contract after the Periodic Income Commencement Date. The 4LATER (Reg. TM) Guaranteed Income Benefit is reduced by withdrawals (other than Regular Income Payments) in the same proportion that the withdrawals reduce the Account Value. You may want to discuss the impact of additional withdrawals with your financial adviser.

Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period. See i4LIFE (Reg. TM) Advantage - Access Period. Generally, shorter Access Periods will produce a higher initial i4LIFE (Reg. TM) Advantage Regular Income Payment and higher Guaranteed Income Benefit payments than longer Access Periods. The minimum Access Period required with the 4LATER (Reg. TM) Guaranteed Income Benefit currently is the longer of 15 years or the difference between your current age (nearest birthday) and age 85. We reserve the right to increase this minimum prior to election of 4LATER (Reg. TM) Advantage, subject to the terms in your rider. (Note: i4LIFE (Reg. TM) Advantage may allow a shorter Access Period if a Guaranteed Income Benefit is not provided.)

If you choose to lengthen your Access Period at a later date, thereby recalculating and reducing your Regular Income Payment, your 4LATER (Reg. TM) Guaranteed Income Benefit will also be recalculated and reduced. The 4LATER (Reg. TM) Guaranteed Income Benefit will be adjusted in proportion to the reduction in the Regular Income Payment. If you choose to shorten your Access Period, the 4LATER (Reg. TM) rider will terminate.

When you make your 4LATER (Reg. TM) Guaranteed Income Benefit and i4LIFE (Reg.
TM) Advantage elections, you must also choose an assumed investment return of 4% to calculate your i4LIFE (Reg. TM) Advantage Regular Income Payments. Once you have elected 4LATER (Reg. TM), the assumed investment return rate will not change; however, we may change the required assumed investment return rate in the future for new purchasers only.

The following is an example of what happens when you extend the Access Period:

     Assume:
     i4LIFE (Reg. TM) Advantage remaining Access Period = 10 years Current i4LIFE (Reg. TM) Advantage Regular Income Payment = $6,375 Current 4LATER (Reg. TM) Guaranteed Income Benefit = $5,692

     Extend Access Period 5 years:
     i4LIFE (Reg. TM) Advantage Regular Income Payment after extension = $5,355 Percentage change in i4LIFE (Reg. TM) Advantage Regular Income Payment =
   $5,355 - $6,375 = 84%
     New 4LATER (Reg. TM) Guaranteed Income Benefit = $5,692 x 84% = $4,781

Termination. After the later of the third anniversary of the 4LATER (Reg. TM) rider Effective Date or the most recent Reset, the 4LATER (Reg. TM) rider may be terminated upon written notice to us. Prior to the Periodic Income Commencement Date, 4LATER (Reg. TM) will automatically terminate upon any of the following events:
 o termination of the contract to which the 4LATER (Reg. TM) rider is attached;
 o the change of or the death of the Annuitant (except if the surviving spouse assumes ownership of the contract and the role of the Annuitant upon death of the Contractowner); or
 o the change of Contractowner (except if the surviving spouse assumes ownership of the contract and the role of Annuitant upon the death of the Contractowner), including the assignment of the contract; or
 o the last day that you can elect i4LIFE (Reg. TM) Advantage (age 85 for qualified contracts and age 99 for non-qualified contracts).

After the Periodic Income Commencement Date, the 4LATER (Reg. TM) rider will terminate due to any of the following events:
 o the death of the Annuitant (or the later of the death of the Annuitant or Secondary Life if a joint payout was elected); or
 o a Contractowner requested decrease in the Access Period or a change to the Regular Income Payment frequency.

A termination due to a decrease in the Access Period, a change in the Regular Income Payment frequency, or upon written notice from the Contractowner will be effective as of the Valuation Date on the next Periodic Income Commencement Date anniversary. Termination will be only for the 4LATER (Reg. TM) Guaranteed Income Benefit and not the i4LIFE (Reg. TM) Advantage election, unless otherwise specified.

If you terminate 4LATER (Reg. TM) prior to the Periodic Income Commencement Date, you must wait one year before you can elect another Living Benefit Rider. If you terminate the 4LATER (Reg. TM) rider on or after the Periodic Income Commencement Date, you cannot re-elect it. You may be able to elect the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk), if available, after one year. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) will be based on the Account Value at the time of the election. The election of one of these benefits, if available, will be treated as a new purchase, subject to the terms and charges in effect at the time of election.



Annuity Payouts
When you apply for a contract, you may select any Annuity Commencement Date permitted by law, which is usually on or before the Annuitant's 99th birthday. Your broker-dealer may recommend that you annuitize at an earlier age. As an alternative, Contractowners with Lincoln SmartSecurity (Reg. TM) Advantage may elect to annuitize their Guaranteed Amount under the Guaranteed Amount Annuity Payout Option. Contractowners with Lincoln Lifetime IncomeSM Advantage may elect the Maximum Annual Withdrawal Amount Annuity Payout option. Contractowners with any version of Lincoln Lifetime IncomeSM Advantage 2.0 may elect the Guaranteed Annual Income Amount Annuity Payout option.

The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the Contract Value may be used to purchase an Annuity Payout option.

You may elect Annuity Payouts in monthly, quarterly, semiannual or annual installments. If the payouts from any Subaccount would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the annuity options available.


Annuity Options

The annuity options outlined below do not apply to Contractowners who have elected i4LIFE (Reg. TM) Advantage or any version of i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, the Maximum Annual Withdrawal Amount Annuity Payout option, the Guaranteed Amount Annuity Payout option, or the Guaranteed Annual Income Amount Annuity Payout option.

Life Annuity. This option offers a periodic payout during the lifetime of the Annuitant and ends with the last payout before the death of the Annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a Death Benefit for Beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if the Annuitant dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.

Life Annuity with Payouts Guaranteed for Designated Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the Annuitant. The designated period is selected by the Contractowner.

Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both Annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.

Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the Contractowner.

Joint Life and Two Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. When one of the joint Annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.

Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the Annuitant and a joint Annuitant. When one of the joint Annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the Annuitants die during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.

Unit Refund Life Annuity. This option offers a periodic payout during the lifetime of the Annuitant with the guarantee that upon death a payout will be made of the value of the number of Annuity Units (see Variable Annuity Payouts) equal to the excess, if any, of:
 o the total amount applied under this option divided by the Annuity Unit value for the date payouts begin, minus
 o the Annuity Units represented by each payout to the Annuitant multiplied by the number of payouts paid before death.

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

The value of the number of Annuity Units is computed on the date the death claim is approved for payment by the Servicing Office.

Life Annuity with Cash Refund. Fixed annuity benefit payments that will be made for the lifetime of the Annuitant with the guarantee that upon death, should
(a) the total dollar amount applied to purchase this option be greater than (b) the fixed annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death, then a refund payment equal to the dollar amount of (a) minus (b) will be made.

Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. You may pre-select an Annuity Payout option as a method of paying the Death Benefit to a Beneficiary. If you do, the Beneficiary cannot change this payout option. You may change or revoke in writing to our Servicing Office, any such selection, unless such selection was made irrevocable. If you have not already chosen an Annuity Payout option, the Beneficiary may choose any Annuity Payout option. At death, options are only available to the extent they are consistent with the requirements of the contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable.


Variable Annuity Payouts

Variable Annuity Payouts will be determined using:
 o The Contract Value on the Annuity Commencement Date, less any applicable premium taxes;
 o The annuity tables contained in the contract;
 o The annuity option selected; and
 o The investment performance of the fund(s) selected.

To determine the amount of payouts, we make this calculation:

1.Determine the dollar amount of the first periodic payout; then

2.Credit the contract with a fixed number of Annuity Units equal to the first periodic payout divided by the Annuity Unit value; and

3.Calculate the value of the Annuity Units each period thereafter.

Annuity Payouts assume an investment return of 3%, 4% or 5% per year, as applied to the applicable mortality table. You may choose your assumed interest rate at the time you elect a variable Annuity Payout on the administrative form provided by us. The higher the assumed interest rate you choose, the higher your initial annuity payment will be. The amount of each payout after the initial payout will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payment will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than the assumed rate, annuity payments will decrease. The higher the assumed interest rate, the less likely future annuity payments are to increase, or the payments will increase more slowly than if a lower assumed rate was used. There is a more complete explanation of this calculation in the SAI.


General Information

Any previously selected Death Benefit in effect before the Annuity Commencement Date will no longer be available on and after the Annuity Commencement Date. You may change the Annuity Commencement Date, change the annuity option or change the allocation of the investment among Subaccounts up to 30 days before the scheduled Annuity Commencement Date, upon written notice to the Servicing Office. You must give us at least 30 days' notice before the date on which you want payouts to begin. Annuity Payouts cannot commence within twelve months of the effective date of the contract. We may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.

Unless you select another option, the contract automatically provides for a life annuity with Annuity Payouts guaranteed for 10 years (on a fixed, variable or combination fixed and variable basis, in proportion to the account allocations at the time of annuitization) except when a joint life payout is required by law. Under any option providing for guaranteed period payouts, the number of payouts which remain unpaid at the date of the Annuitant's death (or surviving Annuitant's death in case of joint life Annuity) will be paid to you or your Beneficiary as payouts become due after we are in receipt of:
 o proof, satisfactory to us, of the death;
 o written authorization for payment; and
 o all claim forms, fully completed.


Fixed Side of the Contract

Net Purchase Payments and Contract Value allocated to the fixed side of the contract become part of our general account, and do not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the New York State Department of Financial Services as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.

In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 and have not registered the general account as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.

We guarantee an annual effective interest rate of not less than 1.50% per year on amounts held in a fixed account.

ANY INTEREST IN EXCESS OF 1.50% (OR THE GUARANTEED MINIMUM INTEREST RATE STATED IN YOUR CONTRACT) WILL BE DECLARED IN ADVANCE AT OUR SOLE DISCRETION. CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF THE MINIMUM INTEREST RATE WILL BE DECLARED. Any amount surrendered, withdrawn from or transferred out of a fixed account prior to the expiration of the Guaranteed Period is subject to the Interest Adjustment. This may reduce your value upon surrender, withdrawal or transfer, but will not reduce the amount below the value it would have had if 1.50% (or the guaranteed minimum interest rate for your contract) interest had been credited to the fixed account.

Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting Purchase Payments or transfers into the fixed side of the contract at any time. At this time, the fixed account is available for dollar cost averaging only. Please contact your registered representative for further information.


Guaranteed Periods

The fixed account is divided into separate Guaranteed Periods, which credit guaranteed interest.

You may allocate Purchase Payments to one or more Guaranteed Periods of 1 to 10 years. We may add Guaranteed Periods or discontinue accepting Purchase Payments into one or more Guaranteed Periods at any time. The minimum amount of any Purchase Payment that can be allocated to a Guaranteed Period is $2,000. Each Purchase Payment allocated to the fixed account will start its own Guaranteed Period and will earn a guaranteed interest rate. The duration of the Guaranteed Period affects the guaranteed interest rate of the fixed account. A Guaranteed Period ends on the date after the number of calendar years in the Guaranteed Period. Interest will be credited daily at a guaranteed rate that is equal to the effective annual rate determined on the first day of the Guaranteed Period. Amounts surrendered, transferred or withdrawn prior to the end of the Guaranteed Period will be subject to the Interest Adjustment. Each Guaranteed Period Purchase Payment will be treated separately for purposes of determining any applicable Interest Adjustment. You may transfer amounts from the fixed account to the variable Subaccount(s) subject to the following restrictions:
 o fixed account transfers are limited to 25% of the value of that fixed account in any 12-month period; and
 o the minimum amount that can be transferred is $300 or, if less, the amount in the fixed account.

Because of these restrictions, it may take several years to transfer amounts from the fixed account to the variable Subaccounts. Any amount withdrawn from the fixed account may be subject to any applicable account fees and premium taxes.

We will notify the Contractowner in writing at least 45 but not more than 75 days prior to the expiration date for any Guaranteed Period amount. A new Guaranteed Period of the same duration as the previous Guaranteed Period will begin automatically at the end of the previous Guaranteed Period, unless we receive, prior to the end of a Guaranteed Period, a written election by the Contractowner. The written election may request the transfer of the Guaranteed Period amount to a different Guaranteed Period account or to a variable Subaccount from among those being offered by us. Transfers of any Guaranteed Period amount which become effective upon the date of expiration of the applicable Guaranteed Period are not subject to the limitation of twelve transfers per Contract Year or the additional fixed account transfer restrictions.

Interest Adjustment

Any surrender, withdrawal or transfer of a Guaranteed Period amount before the end of the Guaranteed Period (other than dollar cost averaging, cross-reinvestment, Maximum Annual Withdrawals under Lincoln SmartSecurity (Reg. TM) Advantage or Regular Income Payments under i4LIFE (Reg. TM) Advantage) will be subject to the Interest Adjustment. A surrender, withdrawal or transfer effective upon the expiration date of the Guaranteed Period will not be subject to the Interest Adjustment. The Interest Adjustment will be applied to the amount being surrendered, withdrawn or transferred. The Interest Adjustment will be applied after the deduction of any applicable account fees and before any applicable transfer charges. Any transfer, withdrawal, or surrender of Contract Value from a fixed account will be increased or decreased by an Interest Adjustment, unless the transfer, withdrawal or surrender is effective:
 o during the free look period (See Return Privilege).
 o on the expiration date of a Guaranteed Period.
 o as a result of the death of the Contractowner or Annuitant.
 o subsequent to the diagnosis of a terminal illness of the Contractowner. Diagnosis of the terminal illness must be after the effective date of the contract and result in a life expectancy of less than one year, as determined by a qualified professional medical practitioner.


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

 o subsequent to the admittance of the Contractowner into an accredited nursing home or equivalent health care facility. Admittance into such facility must be after the effective date of the contract and continue for 90 consecutive days prior to the surrender or withdrawal.
 o subsequent to the permanent and total disability of the Contractowner if such disability begins after the effective date of the contract and prior to the 65th birthday of the Contractowner.
 o upon annuitization of the contract.

These provisions may not be applicable to your contract or available in your state. Please check with your registered representative regarding the availability of these provisions.

In general, the Interest Adjustment reflects the relationship between the yield rate in effect at the time a Purchase Payment is allocated to a Guaranteed Period under the contract and the yield rate in effect at the time of the Purchase Payment's surrender, withdrawal or transfer. It also reflects the time remaining in the Guaranteed Period. If the yield rate at the time of the surrender, withdrawal or transfer is lower than the yield rate at the time the Purchase Payment was allocated, then the application of the Interest Adjustment will generally result in a higher payment at the time of the surrender, withdrawal or transfer. Similarly, if the yield rate at the time of surrender, withdrawal or transfer is higher than the yield rate at the time of the allocation of the Purchase Payment, then the application of the Interest Adjustment will generally result in a lower payment at the time of the surrender, withdrawal or transfer. The yield rate is published by the Federal Reserve Board.

The Interest Adjustment is calculated by multiplying the transaction amount by:


  (1+A)n
---------
          -1
  (1+B)n



where:
A   =
B   =
n   =



whe
A   yield rate for a U.S. Treasury security with time to maturity equal to the Guaranteed Period, determined at the beginning of the Guaranteed Period.
B   yield rate for a U.S. Treasury security with time to maturity equal to the time remaining in the Guaranteed Period if greater than one year, determined at the time of surrender, withdrawal or transfer. For remaining periods of one year or less, the yield rate for a one year U.S. Treasury security is used.
n   The number of years remaining in the Guaranteed Period (e.g., 1 year and 73 days = 1 + (73 divided by 365) = 1.2 years)
    Straight-Line interpolation is used for periods to maturity not quoted.

See the SAI for examples of the application of the Interest Adjustment.


Small Contract Surrenders

We may surrender your contract, in accordance with New York law if:
 o your Contract Value drops below certain state specified minimum amounts ($2,000 or less) for any reason, including if your Contract Value decreases due to the performance of the Subaccounts you selected;
 o no Gross Purchase Payments have been received for three (3) full, consecutive Contract Years; and
 o the annuity benefit at the Annuity Commencement Date would be less than $20.00 per month.

At least 60 days before we surrender your contract, we will send you a letter at your last address we have on file, to inform you that your contract will be surrendered. You will have the opportunity to make additional Gross Purchase Payments to bring your Contract Value above the minimum level to avoid surrender. We will not surrender your contract if you are receiving guaranteed payments from us under one of the Living Benefit Riders.


Delay of Payments

Contract proceeds from the VAA will be paid within seven days, except:
 o when the NYSE is closed (other than weekends and holidays);
 o times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or
 o when the SEC so orders to protect Contractowners.

If, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we will delay payment of any transfer, partial withdrawal, surrender, loan, or Death Benefit from the money market Subaccount until the fund is liquidated. Payment of contract proceeds from the fixed account may be delayed for up to six months.

Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a Purchase Payment and/or deny payment of a request for transfers, withdrawals, surrenders, or Death Benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a Contractowner's account to government regulators.


Reinvestment Privilege

You may elect to make a reinvestment purchase with any part of the proceeds of a surrender/withdrawal, without a new sales charge.

This election must be made by your written authorization to us on an approved Lincoln reinvestment form and received in our Servicing Office within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a contract covered by this prospectus. In the case of a qualified retirement plan, a representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this prospectus are designed. The number of Accumulation Units which will be credited when the proceeds are reinvested will be based on the value of the Accumulation Unit(s) on the next Valuation Date. This computation will occur following receipt of the proceeds and request for reinvestment at the Servicing Office. You may utilize the reinvestment privilege only once. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate transactions (and a Form 1099 may be issued, if applicable). Any taxable distribution that is reinvested may still be reported as taxable. You should consult a tax adviser before you request a surrender/withdrawal or subsequent reinvestment purchase.


Amendment of Contract

We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state's insurance department (if required).



Distribution of the Contracts
Lincoln Financial Distributors ("LFD") serves as Principal Underwriter of this contract. LFD is affiliated with Lincoln New York and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA. The Principal Underwriter has entered into selling agreements with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively "LFN"), also affiliates of ours. The Principal Underwriter has also entered into selling agreements with broker-dealers that are unaffiliated with us ("Selling Firms"). While the Principal Underwriter has the legal authority to make payments to broker-dealers which have entered into selling agreements, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. The Principal Underwriter may also offer "non-cash compensation", as defined under FINRA's rules, which includes among other things, merchandise, gifts, marketing support, sponsorships, seminars, entertainment and travel expenses. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the contract to you or for any alternative proposal that may have been presented to you. You may wish to take such compensation payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a contract. The following paragraphs describe how payments are made by us and the Principal Underwriter to various parties.

Compensation Paid to LFN. The maximum commission the Principal Underwriter pays to LFN is 5.00% of Purchase Payments, plus 0.25% annual trail compensation beginning in years two and beyond. LFN may elect to receive a lower commission when a Purchase Payment is made along with an earlier quarterly payment based on Contract Value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to LFN is 5.00% of annuitized value and/or ongoing annual compensation of up to 0.50% of annuity value or statutory reserves.

Lincoln New York also pays for the operating and other expenses of LFN, including the following sales expenses: sales representative training allowances; compensation and bonuses for LFN's management team; advertising expenses; and all other expenses of distributing the contracts. LFN pays its sales representatives a portion of the commissions received for their sales of contracts. LFN sales representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements. In addition, LFN sales representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts may help LFN sales representatives and/or their managers qualify for such benefits. LFN sales representatives and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

Compensation Paid to Unaffiliated Selling Firms. The Principal Underwriter pays commissions to all Selling Firms. The maximum commission the Principal Underwriter pays to Selling Firms, other than LFN, is 5.25% of Purchase Payments, plus 0.35% annual trail compensation beginning in years two and beyond. Some Selling Firms may elect to receive a lower commission when a Purchase Payment is made along with an earlier quarterly payment based on Contract Value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to Selling Firms is 5.25% of annuitized value and/or ongoing annual compensation of up to 0.60% of annuity value or statutory reserves. LFD also acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts.


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

LFD may pay certain Selling Firms or their affiliates additional amounts for, among other things: (1) "preferred product" treatment of the contracts in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the contracts; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; (5) and inclusion in the financial products the Selling Firm offers.

Lincoln New York may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. LFD, as wholesaler, may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards.

These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. Additional information relating to compensation paid in 2013 is contained in the SAI.

Compensation Paid to Other Parties. Depending on the particular selling arrangements, there may be others whom LFD compensates for the distribution activities. For example, LFD may compensate certain "wholesalers", who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to Contractowners or the Separate Account. All compensation is paid from our resources, which include fees and charges imposed on your contract.


Contractowner Questions

The obligations to purchasers under the contracts are those of Lincoln New York. This prospectus provides a general description of the material features of the contract. Questions about your contract should be directed to us at 1-888-868-2583.



Federal Tax Matters

Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules found in the Internal Revenue Code ("Code"), Treasury Regulations and applicable IRS guidance to your individual situation.


Nonqualified Annuities

This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan, such as an IRA or a section 403(b) plan, receiving special tax treatment under the Code. We may not offer nonqualified annuities for all of our annuity products.


Tax Deferral On Earnings

Under the Code, you are generally not subject to tax on any increase in your Contract Value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
 o An individual must own the contract (or the Code must treat the contract as owned by an individual).
 o The investments of the VAA must be "adequately diversified" in accordance with Treasury regulations.
 o Your right to choose particular investments for a contract must be limited.
 o The Annuity Commencement Date must not occur near the end of the Annuitant's life expectancy.


Contracts Not Owned By An Individual

If a contract is owned by an entity (rather than an individual) the Code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the contract pays tax currently on the excess of the Contract Value over the Purchase Payments for the contract. Examples of contracts where the owner pays current tax on the contract's earnings, Bonus Credits and Persistency Credits, if applicable, are contracts issued to a corporation or a trust. Some exceptions to the rule are:

 o Contracts in which the named owner is a trust or other entity that holds the contract as an agent for an individual; however, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees;
 o Immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase and substantially equal periodic payments are made, not less frequently than annually, during the Annuity Payout period;
 o Contracts acquired by an estate of a decedent;
 o Certain qualified contracts;
 o Contracts purchased by employers upon the termination of certain qualified plans; and
 o Certain contracts used in connection with structured settlement agreements.


Investments In The VAA Must Be Diversified

For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." Treasury regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the Contract Value over the contract Gross Purchase Payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the Treasury regulations so that the VAA will be considered "adequately diversified."


Restrictions

The Code limits your right to choose particular investments for the contract. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate Contract Values among the Subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, Bonus Credits, Persistency Credits and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent in an attempt to prevent you from being considered as the owner of the assets of the VAA for purposes of the Code.


Loss Of Interest Deduction

After June 8, 1997, if a contract is issued to a taxpayer that is not an individual, or if a contract is held for the benefit of an entity, the entity may lose a portion of its deduction for otherwise deductible interest expenses. However, this rule does not apply to a contract owned by an entity engaged in a trade or business that covers the life of one individual who is either (i) a 20% Owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the contract. This rule also does not apply to a contract owned by an entity engaged in a trade or business that covers the joint lives of the 20% Owner or the entity and the Owner's spouse at the time first covered by the contract.


Age At Which Annuity Payouts Begin

The Code does not expressly identify a particular age by which Annuity Payouts must begin. However, those rules do require that an annuity contract provide for amortization, through Annuity Payouts, of the contract's Purchase Payments, Bonus Credits, Persistency Credits and earnings. If Annuity Payouts under the contract begin or are scheduled to begin on a date past the Annuitant's 85th birthday, it is possible that the contract will not be treated as an annuity for purposes of the Code. In that event, you would be currently taxed on the excess of the Contract Value over the Purchase Payments of the contract.


Tax Treatment Of Payments

We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that your contract will be treated as an annuity under the Code and that any increase in your Contract Value will not be taxed until there is a distribution from your contract.


Taxation Of Withdrawals And Surrenders

You will pay tax on withdrawals to the extent your Contract Value exceeds your Purchase Payments in the contract. This income (and all other income from your contract) is considered ordinary income (and does not receive capital gains treatment and is not qualified dividend income). A higher rate of tax is paid on ordinary income than on capital gains. You will pay tax on a surrender to the extent the amount you receive exceeds your Purchase Payments. In certain circumstances, your Purchase Payments are reduced by amounts received from your contract that were not included in income. Surrender and reinstatement of your contract will generally be taxed as a withdrawal. If your contract has a Living Benefit Rider, and if the guaranteed amount under that rider immediately before a withdrawal exceeds your Contract Value, the Code may require that you include those additional amounts in your income. Please consult your tax adviser.


Taxation Of Annuity Payouts, Including Regular Income Payments

The Code imposes tax on a portion of each Annuity Payout (at ordinary income tax rates) and treats a portion as a nontaxable return of your Purchase Payments in the contract. We will notify you annually of the taxable amount of your Annuity Payout. Once you have recovered the total amount of the Gross Purchase Payment in the contract, you will pay tax on the full amount of your Annuity Payouts. If Annuity Payouts end because of the Annuitant's death and before the total amount in the contract has been distributed, the amount not received will generally be deductible. If withdrawals, other than Regular Income Payments, are taken from i4LIFE (Reg.
TM) Advantage during the Access Period, they are taxed subject to an exclusion ratio that is determined based on the amount of the payment.


Taxation Of Death Benefits

We may distribute amounts from your contract because of the death of a Contractowner or an Annuitant. The tax treatment of these amounts depends on whether the Contractowner or the Annuitant dies before or after the Annuity Commencement Date.

Death prior to the Annuity Commencement Date:
 o If the Beneficiary receives Death Benefits under an Annuity Payout option, they are taxed in the same manner as Annuity Payouts.
 o If the Beneficiary does not receive Death Benefits under an Annuity Payout option, they are taxed in the same manner as a withdrawal.

Death after the Annuity Commencement Date:
 o If Death Benefits are received in accordance with the existing Annuity Payout option following the death of a Contractowner who is not the Annuitant, they are excludible from income in the same manner as the Annuity Payout prior to the death of the Contractowner.
 o If Death Benefits are received in accordance with the existing Annuity Payout option following the death of the Annuitant (whether or not the Annuitant is also the Contractowner), the Death Benefits are excludible from income if they do not exceed the Purchase Payments not yet distributed from the contract. All Annuity Payouts in excess of the Purchase Payments not previously received are includible in income.
 o If Death Benefits are received in a lump sum, the Code imposes tax on the amount of Death Benefits which exceeds the amount of Gross Purchase Payments not previously received.


Penalty Taxes Payable On Withdrawals, Surrenders, Or Annuity Payouts

The Code may impose a 10% penalty tax on any distribution from your contract which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders, or Annuity Payouts that:
 o you receive on or after you reach 591/2,
 o you receive because you became disabled (as defined in the Code),
 o you receive from an immediate annuity,
 o a Beneficiary receives on or after your death, or
 o you receive as a series of substantially equal periodic payments based on your life or life expectancy (non-natural owners holding as agent for an individual do not qualify).


Unearned Income Medicare Contribution

Congress enacted the "Unearned Income Medicare Contribution" as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's "unearned income", or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of distributions that you take from your annuity contract. The tax is effective for tax years after December 31, 2012. If you take a distribution from your contract that may be subject to the tax, we will include a Distribution Code "D" in Box 7 of the Form 1099-R issued to report the distribution. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.


Special Rules If You Own More Than One Annuity Contract

In certain circumstances, you must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an Annuity Payout, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an Annuity Payout that you must include in income and the amount that might be subject to the penalty tax described previously.


Loans and Assignments

Except for certain qualified contracts, the Code treats any amount received as a loan under your contract, and any assignment or pledge (or agreement to assign or pledge) of any portion of your Contract Value, as a withdrawal of such amount or portion.

Gifting A Contract

If you transfer ownership of your contract to a person other than to your spouse (or to your former spouse incident to divorce), and receive a payment less than your Contract's Value, you will pay tax on your Contract Value to the extent it exceeds your Purchase Payments not previously received. The new owner's Gross Purchase Payments in the contract would then be increased to reflect the amount included in income.


Charges for Additional Benefits

Your contract automatically includes a basic Death Benefit and may include other optional riders. Certain enhancements to the basic Death Benefit may also be available to you. The cost of the basic Death Benefit and any additional benefit are deducted from your contract. It is possible that the tax law may treat all or a portion of the Death Benefit and other optional rider charges, if any, as a contract withdrawal.


Special Considerations for Same-Sex Spouses

The U.S. Supreme Court recently held same-sex spouses who have been married under state law will now be treated as spouses for purposes of federal law. You are strongly encouraged to consult a tax advisor before electing spousal rights under the contract.


Qualified Retirement Plans

We also designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the Code. Contracts issued to or in connection with a qualified retirement plan are called "qualified contracts." We issue contracts for use with various types of qualified retirement plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified retirement plans. Persons planning to use the contract in connection with a qualified retirement plan should obtain advice from a competent tax adviser.


Types of Qualified Contracts and Terms of Contracts

Qualified retirement plans may include the following:
 o Individual Retirement Accounts and Annuities ("Traditional IRAs")
 o Roth IRAs
 o Traditional IRA that is part of a Simplified Employee Pension Plan ("SEP")
 o SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
 o 401(a) / (k) plans (qualified corporate employee pension and profit-sharing plans)
 o 403(a) plans (qualified annuity plans)
 o 403(b) plans (public school system and tax-exempt organization annuity plans)
 o H.R. 10 or Keogh Plans (self-employed individual plans)
 o 457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)

Our individual variable annuity products are not available for use with any of the foregoing qualified retirement plan accounts, with the exception of Traditional IRA, SEP IRA, and Roth IRA arrangements. We will amend contracts to be used with a qualified retirement plan as generally necessary to conform to the Code's requirements for the type of plan. However, the rights of a person to any qualified retirement plan benefits may be subject to the plan's terms and conditions, regardless of the contract's terms and conditions. In addition, we are not bound by the terms and conditions of qualified retirement plans to the extent such terms and conditions contradict the contract, unless we consent.


Tax Treatment of Qualified Contracts

The Federal income tax rules applicable to qualified retirement plans and qualified contracts vary with the type of plan and contract. For example:
 o Federal tax rules limit the amount of Purchase Payments that can be made, and the tax deduction or exclusion that may be allowed for the Purchase Payments. These limits vary depending on the type of qualified retirement plan and the participant's specific circumstances (e.g., the participant's compensation).
 o Minimum annual distributions are required under some qualified retirement plans once you reach age 701/2 or retire, if later as described below.
 o Loans are allowed under certain types of qualified retirement plans, but Federal income tax rules prohibit loans under other types of qualified retirement plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan's duration, the rate of interest, and the manner of repayment. Your contract or plan may not permit loans.

Please note that qualified retirement plans such as 403(b) plans, 401(k) plans and IRAs generally defer taxation of contributions and earnings until distribution. As such, an annuity does not provide any additional tax deferral benefit beyond the qualified retirement plan itself.


Tax Treatment of Payments

The Federal income tax rules generally include distributions from a qualified contract in the participant's income as ordinary income. These taxable distributions will include Gross Purchase Payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for Purchase Payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.


Required Minimum Distributions

Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by April 1 of the year following the year you attain age 70 1/2 or retire, if later. You are required to take distributions from your traditional IRAs by April 1 of the year following the year you reach age 70 1/2. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.

Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.

Treasury regulations applicable to required minimum distributions include a rule that may impact the distribution method you have chosen and the amount of your distributions. Under these regulations, the presence of an enhanced Death Benefit, or other benefit which could provide additional value to your contract, may require you to take additional distributions. An enhanced Death Benefit is any Death Benefit that has the potential to pay more than the Contract Value or a return of Purchase Payments. Annuity contracts inside Custodial or Trusteed IRAs will also be subject to these regulations. Please contact your tax adviser regarding any tax ramifications.


Federal Penalty Tax on Early Distributions from Qualified Retirement Plans

The Code may impose a 10% penalty tax on an early distribution from a qualified contract that must be included in income. The Code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, the 10% penalty tax will not apply to any of the following withdrawals, surrenders, or Annuity Payouts:
 o Distribution received on or after the Annuitant reaches 591/2
 o Distribution received on or after the Annuitant's death or because of the Annuitant's disability (as defined in the Code)
 o Distribution received as a series of substantially equal periodic payments based on the Annuitant's life (or life expectancy), or
 o Distribution received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified retirement plans. However, the specific requirements of the exception may vary.


Unearned Income Medicare Contribution

Congress enacted the "Unearned Income Medicare Contribution" as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's "unearned income", or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Distributions that you take from your contract are not included in the calculation of unearned income because your contract is qualified plan contract. However, the amount of any such distribution is included in determining whether you exceed the modified adjusted gross income threshold. The tax is effective for tax years after December 31, 2012. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.


Transfers and Direct Rollovers

As a result of Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. The Pension Protection Act of 2006 (PPA) permits direct conversions from certain qualified, 403(b) or 457(b) plans to Roth IRAs (effective for distributions after 2007). There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.

The IRS issued Announcement 2014-15 following the Tax Court's decision in Bobrow v. Commissioner, T.C. Memo. 2014-21. In the Announcement, the IRS stated its intent to apply the one-rollover-per-year limitation of 408(d)(3)(B) on an aggregate basis to all IRAs that an individual owns. This means that an individual cannot make a tax-free IRA-to-IRA rollover if he or she has made such a rollover involving any of the individual's IRAs in the current tax year. If an intended rollover does not qualify for tax-free rollover treatment, contributions to your IRA may constitute excess contributions that may exceed contribution limits. This one-rollover-per-year limitation does not apply to direct trustee-to-trustee transfers.


Death Benefit and IRAs

Pursuant to IRS regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the Death Benefit from being provided under the contract when we issue the contract as a Traditional or Roth IRA. However, the law is unclear and it is possible that the presence of the Death Benefit under a contract issued as a Traditional or Roth IRA could result in increased taxes to you. Certain Death Benefit options may not be available for all of our products.


Federal Income Tax Withholding

We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or Annuity Payout is requested, we will give you an explanation of the withholding requirements.

Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or
(b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.


Our Tax Status

Under the Code, we are not required to pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. However, the Company does expect, to the extent permitted under the Code, to claim the benefit of the foreign tax credit as the owner of the assets of the VAA. Therefore, we do not impose a charge for Federal income taxes. If there are any changes in the Code that require us to pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.


Changes in the Law

The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.



Additional Information

Voting Rights
As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of Contractowners who have interests in any Subaccounts which invest in classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.

The number of votes which you have the right to cast will be determined by applying your percentage interest in a Subaccount to the total number of votes attributable to the Subaccount. In determining the number of votes, fractional shares will be recognized.

Each underlying fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "quorum"), and the percentage of such shares present in person or by proxy which must vote in favor of matters presented. Because shares of the underlying fund held in the VAA are owned by us, and because under the 1940 Act we will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each Contractowner provide their voting instructions to us. Even though Contractowners may choose not to provide voting instruction, the shares of a fund to which such Contractowners would have been entitled to provide voting instruction will, subject to fair representation requirements, be voted by us in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of Contractowners could determine the outcome of matters subject to shareholder vote. All shares voted by us will be counted when the underlying fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever a shareholders meeting is called, we will provide or make available to each person having a voting interest in a Subaccount proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln New York may vote fund shares. See Investments of the Variable Annuity Account - Fund Shares.


Return Privilege

Within the free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid, to Lincoln Life & Annuity Company of New York at PO Box 2348, Fort Wayne, IN 46801-2348. A contract canceled under this provision will be void. Except as explained in the following paragraph, we will return the Contract Value as of the Valuation Date on which we receive the cancellation request, plus any premium taxes which had been deducted. A purchaser who participates in the VAA is subject to the risk of a market loss on the Contract Value during the free-look period.

IRA purchasers will receive the greater of Gross Purchase Payments or Contract Value as of the Valuation Date on which we receive the cancellation request.


State Regulation

As a life insurance company organized and operated under New York law, we are subject to provisions governing life insurers and to regulation by the New York Superintendent of Insurance. Our books and accounts are subject to review and examination by the New York State Department of Financial Services at all times. A full examination of our operations is conducted by that Department at least every five years.


Records and Reports

As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the Servicing Office, at least semi-annually after the first Contract Year, reports containing information required by that Act or any other applicable law or regulation. Administrative services necessary for the operations of the VAA and the contracts are currently provided by Lincoln Life. However, neither the assets of Lincoln Life nor the assets of LNC support the obligation of Lincoln New York under the contracts.

A written confirmation of each transaction will be mailed to you on the next Valuation Date, except for the following transactions, which are mailed quarterly:
 o deduction of the account fee and rider charges;
 o crediting of persistency credits, if applicable;
 o any rebalancing event under Asset Allocation Models, Investment Requirements or the portfolio rebalancing service; and
 o any transfer or withdrawal under dollar cost averaging, AWS, or the cross-reinvestment service.


Other Information

You may elect to receive your prospectus, prospectus supplements, quarterly statements, and annual and semiannual reports electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center, or contacting us. To learn more about this service, please log on to www.LincolnFinancial.com, select service centers and continue on through the Internet Service Center.



Legal Proceedings
In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.

After consultation with legal counsel and a review of available facts, it is management's opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period. Please refer to the Statement of Additional Information for possible additional information regarding Legal Proceedings.

Contents of the Statement of Additional Information (SAI) for Lincoln New York Account N for Variable Annuities


Item
Special Terms
Services
Principal Underwriter
Purchase of Securities Being Offered
Interest Adjustment Example
Annuity Payouts
Examples of Regular Income Payment Calculations
Determination of Accumulation and Annuity Unit Value
Capital Markets
Advertising & Ratings
More About the S&P Index
Unclaimed Property
Additional Services
Other Information
Financial Statements

For a free copy of the SAI complete the form below:







                Statement of Additional Information Request Card
                    Lincoln ChoicePlus AssuranceSM (A Share)
               Lincoln New York Account N for Variable Annuities









   .
Please send me a free copy of the current Statement of Additional Information for Lincoln New York Account N for Variable Annuities Lincoln ChoicePlus AssuranceSM (A Share).


                                 (Please Print)


Name: -------------------------------------------------------------------------






Address: ----------------------------------------------------------------------














City --------------------------------------------------- State ---------
Zip ---------


Mail to Lincoln Life & Annuity Company of New York, PO Box 2348, Fort Wayne, IN 46801-2348.

                     (This page intentionally left blank)

Appendix A - Condensed Financial Information

Accumulation Unit Values
The following information relates to Accumulation Unit values and Accumulation Units for contracts purchased prior to November 15, 2010 and fee-based contracts purchased prior to June 30, 2010 for funds in the periods ended December 31. It should be read along with the VAA's financial statement and notes which are included in the SAI.**


                       with EGMDB                           with GOP                         Acct Value DB
          ------------------------------------ ---------------------------------- ------------------------------------
            Accumulation unit                   Accumulation unit                   Accumulation unit
                  value                               value                               value
          ----------------------   Number of   --------------------   Number of   ----------------------   Number of
           Beginning    End of    accumulation  Beginning   End of   accumulation  Beginning    End of    accumulation
           of period    period       units      of period   period      units      of period    period       units
          ----------- ---------- ------------- ----------- -------- ------------- ----------- ---------- -------------
                       (Accumulation unit value in dollars and Number of accumulation units in thousands)
ABVPSF Global Thematic Growth
2008  .       N/A         N/A         N/A          N/A        N/A        N/A          N/A         N/A         N/A
2009  .       N/A         N/A         N/A          N/A        N/A        N/A          N/A         N/A         N/A
2010  .       N/A         N/A         N/A          N/A        N/A        N/A          N/A         N/A         N/A
2011  .       N/A         N/A         N/A          N/A        N/A        N/A          N/A         N/A         N/A
2012  .       N/A         N/A         N/A          N/A        N/A        N/A          N/A         N/A         N/A
2013  .       N/A         N/A         N/A          N/A        N/A        N/A          N/A         N/A         N/A
---------     --          --          ---          --         ---        ---          --          --          --------
ABVPSF Growth and Income(1)
2008  .       N/A         N/A         N/A          N/A        N/A        N/A          N/A         N/A         N/A
2009  .       N/A         N/A         N/A          6.511     7.504         1*         N/A         N/A         N/A
2010  .       N/A         N/A         N/A          7.504     8.401         1*         N/A         N/A         N/A
2011  .       N/A         N/A         N/A          8.401     8.844         1*         N/A         N/A         N/A
2012  .       N/A         N/A         N/A          8.844    10.292         1*         N/A         N/A         N/A
2013  .       N/A         N/A         N/A         10.292    12.069         1*         N/A         N/A         N/A
---------     --          --          ---         ------    ------       ---          --          --          --------
ABVPSF International Value(2)
2008  .       9.072      5.190          1*         9.945     5.206         5         10.050      5.217          1*
2009  .       5.190      6.910         14          5.206     6.943        14          5.217      6.965          1*
2010  .       6.910      7.143         28          6.943     7.187        43          6.965      7.217          4
2011  .       7.143      5.703         30          7.187     5.747        45          7.217      5.776          1*
2012  .       5.703      6.454         29          5.747     6.514        43          5.776      6.554          1*
2013  .       6.454      7.122         28          6.514     7.192        41          6.554      7.239          1*
---------     -----      -----        ---         ------    ------       ---         ------      -----        ---
ABVPSF Small/Mid Cap Value
2008  .       9.824      6.454          1*         9.809     6.475         5          9.670      6.489          1*
2009  .       6.454      9.125          3          6.475     9.168         5          6.489      9.198          1*
2010  .       9.125     11.448          3          9.168    11.519         3          9.198     11.567          1*
2011  .      11.448     10.367          1*        11.519    10.447         2         11.567     10.502          1*
2012  .      10.367     12.173          1*        10.447    12.284         2         10.502     12.361          1*
2013  .      12.173     16.603          1*        12.284    16.781         1*        12.361     16.902          1*
---------    ------     ------        ---         ------    ------       ---         ------     ------        ---
American Century VP Inflation Protection(3)
2008  .       N/A         N/A         N/A         10.290    10.546         3          N/A         N/A         N/A
2009  .      10.909     11.485          1*        10.546    11.538         8          N/A         N/A         N/A
2010  .      11.485     11.962          7         11.538    12.036        23          N/A         N/A         N/A
2011  .      11.962     13.247         10         12.036    13.349        23          N/A         N/A         N/A
2012  .      13.247     14.098          7         13.349    14.228        21          N/A         N/A         N/A
2013  .      14.098     13.831          3         14.228    13.967        21          N/A         N/A         N/A
---------    ------     ------        ---         ------    ------       ---         ------     ------        ---
American Funds Global Growth
2008  .       6.601      7.174          1*        10.728     7.197         3          N/A         N/A         N/A
2009  .       7.174     10.117          3          7.197    10.164         6          7.651     10.196          1*
2010  .      10.117     11.204          7         10.164    11.273         7         10.196     11.319          1*
2011  .      11.204     10.117          6         11.273    10.195         7         11.319     10.247          1*
2012  .      10.117     12.289          6         10.195    12.402         7         10.247     12.477          1*
2013  .      12.289     15.732          9         12.402    15.901         7         12.477     16.013          1*
---------    ------     ------        ---         ------    ------       ---         ------     ------        ---
American Funds Global Small Capitalization
2008  .       5.543      5.759          1*        11.383     5.778         9         11.409      5.790          1*
2009  .       5.759      9.207         12          5.778     9.250        15          5.790      9.279          1*
2010  .       9.207     11.169         23          9.250    11.239        32          9.279     11.285          2
2011  .      11.169      8.950         24         11.239     9.019        40         11.285      9.066          3
2012  .       8.950     10.482         23          9.019    10.579        38          9.066     10.644          3
2013  .      10.482     13.326         22         10.579    13.469        29         10.644     13.566          3
---------    ------     ------        ---         ------    ------       ---         ------     ------        ---

                       with EGMDB                            with GOP                          Acct Value DB
          ------------------------------------ ------------------------------------ ------------------------------------
            Accumulation unit                    Accumulation unit                    Accumulation unit
                  value                                value                                value
          ----------------------   Number of   ----------------------   Number of   ----------------------   Number of
           Beginning    End of    accumulation  Beginning    End of    accumulation  Beginning    End of    accumulation
           of period    period       units      of period    period       units      of period    period       units
          ----------- ---------- ------------- ----------- ---------- ------------- ----------- ---------- -------------
                        (Accumulation unit value in dollars and Number of accumulation units in thousands)
American Funds Growth
2008  .       9.874      6.224          4         10.870      6.244          3          N/A         N/A         N/A
2009  .       6.224      8.599         11          6.244      8.639         10          N/A         N/A         N/A
2010  .       8.599     10.114         10          8.639     10.177         21          8.666     10.219          2
2011  .      10.114      9.595          5         10.177      9.669         22         10.219      9.718          3
2012  .       9.595     11.210          7          9.669     11.313         16          9.718     11.383          3
2013  .      11.210     14.454          6         11.313     14.609         13         11.383     14.713          3
---------    ------     ------         --         ------     ------         --         ------     ------        ---
American Funds Growth-Income
2008  .       9.752      6.442          4          9.729      6.462         23          9.640      6.476          1*
2009  .       6.442      8.378         35          6.462      8.417         44          6.476      8.444          2
2010  .       8.378      9.252         57          8.417      9.309         94          8.444      9.347          8
2011  .       9.252      9.001         44          9.309      9.070        115          9.347      9.117          8
2012  .       9.001     10.480         42          9.070     10.577         90          9.117     10.641          8
2013  .      10.480     13.866         39         10.577     14.014         72         10.641     14.114          8
---------    ------     ------         --         ------     ------        ---         ------     ------        ---
American Funds International
2008  .      11.170      7.133          1*         N/A         N/A         N/A          N/A         N/A         N/A
2009  .       7.133     10.114          1*         N/A         N/A         N/A          N/A         N/A         N/A
2010  .      10.114     10.749          3         10.160     10.813          3          N/A         N/A         N/A
2011  .      10.749      9.165          4         10.813      9.234         16         10.858      9.281          3
2012  .       9.165     10.709          5          9.234     10.806         18          9.281     10.872          3
2013  .      10.709     12.910          5         10.806     13.046         17         10.872     13.139          3
---------    ------     ------         --         ------     ------        ---         ------     ------        ---
BlackRock Global Allocation V.I.
2009  .      11.483     11.623          1*         N/A         N/A         N/A          N/A         N/A         N/A
2010  .      11.623     12.644          1*        11.634     12.674          9          N/A         N/A         N/A
2011  .      12.644     12.074          1*        12.674     12.121         10          N/A         N/A         N/A
2012  .      12.074     13.159          1*        12.121     13.230          9          N/A         N/A         N/A
2013  .      13.159     14.921          1*        13.230     15.024          7          N/A         N/A         N/A
---------    ------     ------         --         ------     ------        ---         ------     ------        ---
Delaware VIP Diversified Income
2008  .       N/A         N/A         N/A          9.768     10.158          1*         N/A         N/A         N/A
2009  .       9.889     12.711          6         10.158     12.770         10          N/A         N/A         N/A
2010  .      12.711     13.588         22         12.770     13.672         36         12.810     13.729          2
2011  .      13.588     14.295         21         13.672     14.405         40         13.729     14.479          2
2012  .      14.295     15.141         22         14.405     15.280         38         14.479     15.374          2
2013  .      15.141     14.792         22         15.280     14.950         31         15.374     15.057          3
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
Delaware VIP Emerging Markets
2008  .       N/A         N/A         N/A         11.619      5.787          3          N/A         N/A         N/A
2009  .       N/A         N/A         N/A          5.787     10.205          4          N/A         N/A         N/A
2010  .      10.165     11.908          2         10.205     11.973          7          N/A         N/A         N/A
2011  .      11.908      9.441          4         11.973      9.507          7          N/A         N/A         N/A
2012  .       9.441     10.684          3          9.507     10.775          7          N/A         N/A         N/A
2013  .      10.684     11.632          2         10.775     11.748          6          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
Delaware VIP High Yield
2008  .       N/A         N/A         N/A         10.320      7.766          2          N/A         N/A         N/A
2009  .      11.015     11.404          1*         7.766     11.458          3          N/A         N/A         N/A
2010  .      11.404     12.988          1*        11.458     13.068          1*         N/A         N/A         N/A
2011  .      12.988     13.172          1*        13.068     13.273          1*         N/A         N/A         N/A
2012  .      13.172     15.318          1*        13.273     15.460          1*         N/A         N/A         N/A
2013  .      15.318     16.544          1*        15.460     16.722          1*         N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
Delaware VIP Limited-Term Diversified Income
2008  .      10.389     10.210          1*        10.476     10.242         10         10.520     10.266          1*
2009  .      10.210     11.392         21         10.242     11.445         18         10.266     11.485          1*
2010  .      11.392     11.775         56         11.445     11.848         85         11.485     11.901          5
2011  .      11.775     11.968         54         11.848     12.060         91         11.901     12.127          7
2012  .      11.968     12.160         56         12.060     12.272         91         12.127     12.352          7
2013  .      12.160     11.891         65         12.272     12.019         95         12.352     12.109          8
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---

                       with EGMDB                            with GOP                          Acct Value DB
          ------------------------------------ ------------------------------------ ------------------------------------
            Accumulation unit                    Accumulation unit                    Accumulation unit
                  value                                value                                value
          ----------------------   Number of   ----------------------   Number of   ----------------------   Number of
           Beginning    End of    accumulation  Beginning    End of    accumulation  Beginning    End of    accumulation
           of period    period       units      of period    period       units      of period    period       units
          ----------- ---------- ------------- ----------- ---------- ------------- ----------- ---------- -------------
                        (Accumulation unit value in dollars and Number of accumulation units in thousands)
Delaware VIP REIT
2008  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2009  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2012  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2013  .       N/A         N/A         N/A         11.317     10.944          1*         N/A         N/A         N/A
---------     --          --          ---         ------     ------        ---          --          --          --------
Delaware VIP Small Cap Value
2008  .       N/A         N/A         N/A          6.264      6.909          1*         N/A         N/A         N/A
2009  .       N/A         N/A         N/A          6.909      9.022          2          N/A         N/A         N/A
2010  .       9.002     11.769          1*         9.022     11.813          1*         N/A         N/A         N/A
2011  .      11.769     11.478          1*        11.813     11.538          1*         N/A         N/A         N/A
2012  .      11.478     12.927          1*        11.538     13.013          1*         N/A         N/A         N/A
2013  .      12.927     17.059          1*        13.013     17.200          1*         N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---          --          --          --------
Delaware VIP Smid Cap Growth(4)
2008  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2009  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2012  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2013  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---          --          --          --------
Delaware VIP U.S. Growth
2008  .       N/A         N/A         N/A          9.068      6.321          1*         N/A         N/A         N/A
2009  .       6.313      8.925          8          6.321      8.967          7          6.601      8.995          1*
2010  .       8.925     10.043         22          8.967     10.105         32          8.995     10.150          2
2011  .      10.043     10.700         20         10.105     10.782         38         10.150     10.840          4
2012  .      10.700     12.296         19         10.782     12.409         36         10.840     12.488          4
2013  .      12.296     16.383         18         12.409     16.558         28         12.488     16.681          4
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
Delaware VIP Value
2008  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2009  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2012  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2013  .       N/A         N/A         N/A         12.698     14.182          1*         N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
DWS Alternative Asset Allocation
2009  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2012  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2013  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
Fidelity VIP Contrafund
2008  .       9.799      6.635          1*        10.493      6.656          8         10.430      6.671          1*
2009  .       6.635      8.908          1*         6.656      8.949         15          6.671      8.978          1*
2010  .       8.908     10.323          4          8.949     10.386         17          8.978     10.430          3
2011  .      10.323      9.945          4         10.386     10.021         16         10.430     10.074          3
2012  .       9.945     11.447          5         10.021     11.552         16         10.074     11.624          3
2013  .      11.447     14.856          2         11.552     15.015         13         11.624     15.124          3
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
Fidelity VIP Growth
2008  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2009  .       N/A         N/A         N/A          7.244      8.246          1*         N/A         N/A         N/A
2010  .       N/A         N/A         N/A          8.246     10.137          1*         N/A         N/A         N/A
2011  .       N/A         N/A         N/A         10.137     10.058          1*         N/A         N/A         N/A
2012  .       N/A         N/A         N/A         10.058     11.420          1*         N/A         N/A         N/A
2013  .       N/A         N/A         N/A         11.420     15.414          1*         N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---

                       with EGMDB                            with GOP                          Acct Value DB
          ------------------------------------ ------------------------------------ ------------------------------------
            Accumulation unit                    Accumulation unit                    Accumulation unit
                  value                                value                                value
          ----------------------   Number of   ----------------------   Number of   ----------------------   Number of
           Beginning    End of    accumulation  Beginning    End of    accumulation  Beginning    End of    accumulation
           of period    period       units      of period    period       units      of period    period       units
          ----------- ---------- ------------- ----------- ---------- ------------- ----------- ---------- -------------
                        (Accumulation unit value in dollars and Number of accumulation units in thousands)
Fidelity VIP Mid Cap
2008  .      10.543      6.925          1*         6.856      6.947          1*         N/A         N/A         N/A
2009  .       6.925      9.592          1*         6.947      9.636          1*         N/A         N/A         N/A
2010  .       9.592     12.222          2          9.636     12.297          6          9.667     12.348          1*
2011  .      12.222     10.798          3         12.297     10.880          7         12.348     10.937          1*
2012  .      10.798     12.260          3         10.880     12.372          7         10.937     12.448          1*
2013  .      12.260     16.508          3         12.372     16.684          6         12.448     16.804          1*
---------    ------     ------          -         ------     ------          -         ------     ------        ---
Fidelity VIP Overseas(5)
2008  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2009  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2012  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2013  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
FTVIPT Franklin Income Securities
2008  .       9.743      7.309          3          9.993      7.332          5          N/A         N/A         N/A
2009  .       7.309      9.821         15          7.332      9.867          7          7.808      9.898          1*
2010  .       9.821     10.967         19          9.867     11.035         20          9.898     11.080          1*
2011  .      10.967     11.128         24         11.035     11.213         24         11.080     11.271          1*
2012  .      11.128     12.423         23         11.213     12.538         15         11.271     12.615          1*
2013  .      12.423     14.028         11         12.538     14.179         14         12.615     14.280          1*
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
FTVIPT Franklin Small-Mid Cap Growth Securities(6)
2008  .       5.854      6.206          1*         N/A         N/A         N/A          9.153      6.239          1*
2009  .       6.206      8.831          5          7.319      8.872          2          6.239      8.901          1*
2010  .       8.831     11.169          6          8.872     11.238          2          8.901     11.286          1*
2011  .      11.169     10.534          6         11.238     10.615          3         11.286     10.671          1*
2012  .      10.534     11.573          5         10.615     11.679          3         10.671     11.753          1*
2013  .      11.573     13.524          5         11.679     13.656          3         11.753     13.748          1*
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
FTVIPT Mutual Shares Securities
2008  .       9.788      6.555          6          9.804      6.576         24          9.715      6.590          1*
2009  .       6.555      8.189         45          6.576      8.227         40          6.590      8.252          2
2010  .       8.189      9.024         67          8.227      9.079         90          8.252      9.117          7
2011  .       9.024      8.850         61          9.079      8.918         95          9.117      8.963          8
2012  .       8.850     10.020         56          8.918     10.112         86          8.963     10.174          7
2013  .      10.020     12.736         49         10.112     12.873         66         10.174     12.964          8
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
FTVIPT Templeton Global Bond Securities
2008  .      11.556     11.850          1*        11.676     11.888         11         11.985     11.914          1*
2009  .      11.850     13.937         11         11.888     14.003         16         11.914     14.046          1*
2010  .      13.937     15.808          9         14.003     15.906         11         14.046     15.971          1*
2011  .      15.808     15.530          5         15.906     15.650          7         15.971     15.730          1*
2012  .      15.530     17.710          4         15.650     17.873          6         15.730     17.982          1*
2013  .      17.710     17.837          6         17.873     18.029          6         17.982     18.157          1*
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
Goldman Sachs VIT Large Cap Value
2008  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2009  .      10.021     12.142          4         10.202     12.162          5          N/A         N/A         N/A
2010  .      12.142     13.344         18         12.162     13.385         28         12.176     13.414          2
2011  .      13.344     12.263         20         13.385     12.320         29         13.414     12.359          1*
2012  .      12.263     14.441         18         12.320     14.529         25         12.359     14.589          1*
2013  .      14.441     19.024         17         14.529     19.169         21         14.589     19.268          1*
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
Lord Abbett Fundamental Equity
2008  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2009  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2010  .      13.424     15.835          1*        13.446     15.885          2          N/A         N/A         N/A
2011  .      15.835     14.989          1*        15.885     15.058          2          N/A         N/A         N/A
2012  .      14.989     16.426          1*        15.058     16.528          2          N/A         N/A         N/A
2013  .      16.426     22.100          1*        16.528     22.270          1*         N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP American Global Growth
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2012  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2013  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---

                       with EGMDB                            with GOP                          Acct Value DB
          ------------------------------------ ------------------------------------ ------------------------------------
            Accumulation unit                    Accumulation unit                    Accumulation unit
                  value                                value                                value
          ----------------------   Number of   ----------------------   Number of   ----------------------   Number of
           Beginning    End of    accumulation  Beginning    End of    accumulation  Beginning    End of    accumulation
           of period    period       units      of period    period       units      of period    period       units
          ----------- ---------- ------------- ----------- ---------- ------------- ----------- ---------- -------------
                        (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP American Global Small Capitalization
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2012  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2013  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
---------     --          --          ---          --          --          ---          --          --          --------
LVIP American Growth
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2012  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2013  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
---------     --          --          ---          --          --          ---          --          --          --------
LVIP American Growth-Income
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2012  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2013  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
---------     --          --          ---          --          --          ---          --          --          --------
LVIP American International
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2012  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2013  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
---------     --          --          ---          --          --          ---          --          --          --------
LVIP Baron Growth Opportunities
2008  .       9.592      6.203          1*         6.281      6.223          1*         N/A         N/A         N/A
2009  .       6.203      8.503          1*         6.223      8.542          1*         N/A         N/A         N/A
2010  .       8.503     10.650          1*         8.542     10.716          4          N/A         N/A         N/A
2011  .      10.650     10.979          1*        10.716     11.063          3          N/A         N/A         N/A
2012  .      10.979     12.864          1*        11.063     12.984          3          N/A         N/A         N/A
2013  .       N/A         N/A         N/A         12.984     18.050          3          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---          --          --          --------
LVIP BlackRock Emerging Markets RPM
2012  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2013  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---          --          --          --------
LVIP BlackRock Equity Dividend RPM
2008  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2009  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2010  .       N/A         N/A         N/A          7.851      9.166          2          N/A         N/A         N/A
2011  .       N/A         N/A         N/A          9.166      8.842          3          N/A         N/A         N/A
2012  .       N/A         N/A         N/A          8.842     10.240          4          N/A         N/A         N/A
2013  .       N/A         N/A         N/A         10.240     11.985          4          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---          --          --          --------
LVIP BlackRock Global Allocation V.I. RPM
2013  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---          --          --          --------
LVIP BlackRock Inflation Protected Bond
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .      10.143     11.247          1*         N/A         N/A         N/A          N/A         N/A         N/A
2012  .      11.247     11.841         14          N/A         N/A         N/A          N/A         N/A         N/A
2013  .      11.841     10.729         16         11.627     10.787         13          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---          --          --          --------
LVIP Capital Growth
2008  .       9.415      6.208          1*         9.339      6.223          2          N/A         N/A         N/A
2009  .       6.208      8.277         16          6.223      8.309         13          6.537      8.331          1*
2010  .       8.277      9.733         32          8.309      9.786         44          8.331      9.823          4
2011  .       9.733      8.755         30          9.786      8.815         49          9.823      8.858          4
2012  .       8.755     10.305         29          8.815     10.392         48          8.858     10.452          4
2013  .      10.305     13.855         27         10.392     13.993         39         10.452     14.088          5
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP Clarion Global Real Estate
2008  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2009  .       6.236      6.447          1*         N/A         N/A         N/A          N/A         N/A         N/A
2010  .       6.447      7.517          1*         N/A         N/A         N/A          N/A         N/A         N/A
2011  .       7.517      6.788          1*         N/A         N/A         N/A          N/A         N/A         N/A
2012  .       6.788      8.368          1*         N/A         N/A         N/A          N/A         N/A         N/A
2013  .       8.368      8.546          1*         N/A         N/A         N/A          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---

                       with EGMDB                            with GOP                         Acct Value DB
          ------------------------------------ ------------------------------------ ----------------------------------
            Accumulation unit                    Accumulation unit                   Accumulation unit
                  value                                value                               value
          ----------------------   Number of   ----------------------   Number of   --------------------   Number of
           Beginning    End of    accumulation  Beginning    End of    accumulation  Beginning   End of   accumulation
           of period    period       units      of period    period       units      of period   period      units
          ----------- ---------- ------------- ----------- ---------- ------------- ----------- -------- -------------
                       (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Columbia Small-Mid Cap Growth RPM
2008  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2009  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2010  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2011  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2012  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2013  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
---------     --          --          ---          --          --          ---        ------    ------        ---
LVIP Delaware Bond
2008  .      10.592     10.013          2         10.533     10.044         21        10.631    10.065          1*
2009  .      10.013     11.757         35         10.044     11.811         37        10.065    11.848          1*
2010  .      11.757     12.597         76         11.811     12.674        125        11.848    12.726          8
2011  .      12.597     13.391         73         12.674     13.493        135        12.726    13.562         10
2012  .      13.391     14.098         72         13.493     14.227        130        13.562    14.314         10
2013  .      14.098     13.602         83         14.227     13.747        130        14.314    13.845         12
---------    ------     ------        ---         ------     ------        ---        ------    ------        ---
LVIP Delaware Diversified Floating Rate
2010  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2011  .      10.084      9.943          1*         N/A         N/A         N/A         N/A        N/A         N/A
2012  .       9.943     10.243          1*         N/A         N/A         N/A         N/A        N/A         N/A
2013  .      10.243     10.203          1*        10.219     10.261          1*        N/A        N/A         N/A
---------    ------     ------        ---         ------     ------        ---        ------    ------        ---
LVIP Delaware Foundation Aggressive Allocation(7)
2008  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2009  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2010  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2011  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2012  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2013  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
---------    ------     ------        ---         ------     ------        ---        ------    ------        ---
LVIP Delaware Growth and Income
2008  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2009  .       N/A         N/A         N/A          7.370      8.340          1*        N/A        N/A         N/A
2010  .       N/A         N/A         N/A          8.340      9.316          2         N/A        N/A         N/A
2011  .       N/A         N/A         N/A          9.316      9.325          3         N/A        N/A         N/A
2012  .       N/A         N/A         N/A          9.325     10.636          3         N/A        N/A         N/A
2013  .       N/A         N/A         N/A         10.636     14.018          3         N/A        N/A         N/A
---------    ------     ------        ---         ------     ------        ---        ------    ------        ---
LVIP Delaware Social Awareness
2008  .       N/A         N/A         N/A          9.372      6.675         21         N/A        N/A         N/A
2009  .       N/A         N/A         N/A          6.675      8.582         21         N/A        N/A         N/A
2010  .       N/A         N/A         N/A          8.582      9.470         19         N/A        N/A         N/A
2011  .       N/A         N/A         N/A          9.470      9.427         19         N/A        N/A         N/A
2012  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2013  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
---------    ------     ------        ---         ------     ------        ---        ------    ------        ---
LVIP Delaware Special Opportunities
2008  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2009  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2010  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2011  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2012  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2013  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
---------    ------     ------        ---         ------     ------        ---        ------    ------        ---
LVIP Dimensional Non-U.S. Equity RPM
2011  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2012  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2013  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
---------    ------     ------        ---         ------     ------        ---        ------    ------        ---
LVIP Dimensional U.S. Equity RPM
2011  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2012  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2013  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
---------    ------     ------        ---         ------     ------        ---        ------    ------        ---
LVIP Dimensional/Vanguard Total Bond
2011  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2012  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2013  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
---------    ------     ------        ---         ------     ------        ---        ------    ------        ---

                      with EGMDB                          with GOP                        Acct Value DB
          ---------------------------------- ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit                  Accumulation unit
                 value                              value                              value
          --------------------   Number of   --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- ------------- ----------- -------- -------------
                     (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Global Income
2009  .      10.846    10.722         1*        10.252   10.732          1*        N/A        N/A         N/A
2010  .      10.722    11.625         5         10.732   11.656          4         N/A        N/A         N/A
2011  .      11.625    11.617         5         11.656   11.664          5         N/A        N/A         N/A
2012  .      11.617    12.367         6         11.664   12.437          5         N/A        N/A         N/A
2013  .      12.367    11.881         4         12.437   11.966          6         N/A        N/A         N/A
---------    ------    ------         -         ------   ------          -      ----------- -------- -------------
LVIP JPMorgan High Yield
2010  .       N/A        N/A        N/A          N/A       N/A         N/A         N/A        N/A         N/A
2011  .       N/A        N/A        N/A          N/A       N/A         N/A         N/A        N/A         N/A
2012  .       N/A        N/A        N/A         12.371   12.578          1*        N/A        N/A         N/A
2013  .       N/A        N/A        N/A         12.578   13.270          1*        N/A        N/A         N/A
---------    ------    ------       ---         ------   ------        ---      ----------- -------- -------------
LVIP JPMorgan Mid Cap Value RPM
2008  .       N/A        N/A        N/A          N/A       N/A         N/A         N/A        N/A         N/A
2009  .       N/A        N/A        N/A          N/A       N/A         N/A         N/A        N/A         N/A
2010  .       N/A        N/A        N/A          N/A       N/A         N/A         N/A        N/A         N/A
2011  .       N/A        N/A        N/A          N/A       N/A         N/A         N/A        N/A         N/A
2012  .       N/A        N/A        N/A          N/A       N/A         N/A         N/A        N/A         N/A
2013  .      10.930    12.501         1*         N/A       N/A         N/A         N/A        N/A         N/A
---------    ------    ------       ---         ------   ------        ---      ----------- -------- -------------
LVIP Managed Risk Profile 2010
2008  .       N/A        N/A        N/A          N/A       N/A         N/A         N/A        N/A         N/A
2009  .       N/A        N/A        N/A          N/A       N/A         N/A         N/A        N/A         N/A
2010  .       N/A        N/A        N/A          N/A       N/A         N/A         N/A        N/A         N/A
2011  .       N/A        N/A        N/A          N/A       N/A         N/A         N/A        N/A         N/A
2012  .       N/A        N/A        N/A          N/A       N/A         N/A         N/A        N/A         N/A
2013  .       N/A        N/A        N/A          N/A       N/A         N/A         N/A        N/A         N/A
---------    ------    ------       ---         ------   ------        ---      ----------- -------- -------------
LVIP Managed Risk Profile 2020
2008  .       N/A        N/A        N/A          N/A       N/A         N/A         N/A        N/A         N/A
2009  .       N/A        N/A        N/A          N/A       N/A         N/A         N/A        N/A         N/A
2010  .       N/A        N/A        N/A          N/A       N/A         N/A         N/A        N/A         N/A
2011  .       N/A        N/A        N/A          N/A       N/A         N/A         N/A        N/A         N/A
2012  .       N/A        N/A        N/A          N/A       N/A         N/A         N/A        N/A         N/A
2013  .       N/A        N/A        N/A          N/A       N/A         N/A         N/A        N/A         N/A
---------    ------    ------       ---         ------   ------        ---      ----------- -------- -------------
LVIP Managed Risk Profile 2030
2008  .       N/A        N/A        N/A          N/A       N/A         N/A         N/A        N/A         N/A
2009  .       N/A        N/A        N/A          N/A       N/A         N/A         N/A        N/A         N/A
2010  .       N/A        N/A        N/A          N/A       N/A         N/A         N/A        N/A         N/A
2011  .       N/A        N/A        N/A          N/A       N/A         N/A         N/A        N/A         N/A
2012  .       N/A        N/A        N/A          N/A       N/A         N/A         N/A        N/A         N/A
2013  .       N/A        N/A        N/A          N/A       N/A         N/A         N/A        N/A         N/A
---------    ------    ------       ---         ------   ------        ---      ----------- -------- -------------
LVIP Managed Risk Profile 2040
2008  .       N/A        N/A        N/A          N/A       N/A         N/A         N/A        N/A         N/A
2009  .       N/A        N/A        N/A          N/A       N/A         N/A         N/A        N/A         N/A
2010  .       N/A        N/A        N/A          N/A       N/A         N/A         N/A        N/A         N/A
2011  .       N/A        N/A        N/A          N/A       N/A         N/A         N/A        N/A         N/A
2012  .       N/A        N/A        N/A          N/A       N/A         N/A         N/A        N/A         N/A
2013  .       N/A        N/A        N/A          N/A       N/A         N/A         N/A        N/A         N/A
---------    ------    ------       ---         ------   ------        ---      ----------- -------- -------------
LVIP Managed Risk Profile Conservative
2008  .       N/A        N/A        N/A          N/A       N/A         N/A         N/A        N/A         N/A
2009  .       N/A        N/A        N/A          N/A       N/A         N/A         N/A        N/A         N/A
2010  .       N/A        N/A        N/A         10.753   11.765         14         N/A        N/A         N/A
2011  .       N/A        N/A        N/A         11.765   12.077         14         N/A        N/A         N/A
2012  .       N/A        N/A        N/A         12.077   13.126         14         N/A        N/A         N/A
2013  .       N/A        N/A        N/A          N/A       N/A         N/A         N/A        N/A         N/A
---------    ------    ------       ---         ------   ------        ---      ----------- -------- -------------
LVIP Managed Risk Profile Growth
2008  .       N/A        N/A        N/A          N/A       N/A         N/A         N/A        N/A         N/A
2009  .       7.999     9.309        19          N/A       N/A         N/A         N/A        N/A         N/A
2010  .       9.309    10.372        19          9.352   10.436         17         N/A        N/A         N/A
2011  .      10.372    10.253        19         10.436   10.332         17         N/A        N/A         N/A
2012  .      10.253    11.064        19         10.332   11.165         17         N/A        N/A         N/A
2013  .      11.064    12.419        27         11.165   12.552         19         N/A        N/A         N/A
---------    ------    ------       ---         ------   ------        ---      ----------- -------- -------------

                       with EGMDB                            with GOP                          Acct Value DB
          ------------------------------------ ------------------------------------ ------------------------------------
            Accumulation unit                    Accumulation unit                    Accumulation unit
                  value                                value                                value
          ----------------------   Number of   ----------------------   Number of   ----------------------   Number of
           Beginning    End of    accumulation  Beginning    End of    accumulation  Beginning    End of    accumulation
           of period    period       units      of period    period       units      of period    period       units
          ----------- ---------- ------------- ----------- ---------- ------------- ----------- ---------- -------------
                        (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Managed Risk Profile Moderate
2008  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2009  .       9.869     10.080          1*         N/A         N/A         N/A          N/A         N/A         N/A
2010  .      10.080     11.156         11         10.127     11.226          3          N/A         N/A         N/A
2011  .      11.156     11.157         11         11.226     11.244          3          N/A         N/A         N/A
2012  .      11.157     12.088          1*        11.244     12.200          3          N/A         N/A         N/A
2013  .      12.088     13.367          3         12.200     13.511          4          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---          --          --          ---
LVIP MFS International Growth RPM
2013  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---          --          --          ---
LVIP MFS International Growth
2008  .       N/A         N/A         N/A          5.602      5.665          1*         N/A         N/A         N/A
2009  .       6.384      7.590          3          5.665      7.620          7          N/A         N/A         N/A
2010  .       7.590      8.487         13          7.620      8.533         24          7.640      8.564          3
2011  .       8.487      7.561         15          8.533      7.613         22          8.564      7.649          1*
2012  .       7.561      8.925         15          7.613      9.001         21          7.649      9.052          1*
2013  .       8.925     10.024         16          9.001     10.124         18          9.052     10.192          1*
---------    ------     ------        ---         ------     ------        ---          -----     ------        ---
LVIP MFS Value
2008  .       6.019      6.527          1*         8.957      6.543         21          8.935      6.554          1*
2009  .       6.527      7.806         31          6.543      7.836         34          6.554      7.857          1*
2010  .       7.806      8.611         58          7.836      8.658         99          7.857      8.689          6
2011  .       8.611      8.504         55          8.658      8.563        113          8.689      8.602          9
2012  .       8.504      9.779         51          8.563      9.862        106          8.602      9.918          9
2013  .       9.779     13.144         52          9.862     13.275         79          9.918     13.363         10
---------    ------     ------        ---         ------     ------        ---          -----     ------        ---
LVIP Mid-Cap Value
2008  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2009  .       6.799      7.161          1*         N/A         N/A         N/A          N/A         N/A         N/A
2010  .       7.161      8.771          1*         7.189      8.818          2          N/A         N/A         N/A
2011  .       8.771      7.862          1*         8.818      7.917          2          N/A         N/A         N/A
2012  .       7.862      9.647          1*         7.917      9.729          2          N/A         N/A         N/A
2013  .       9.647     12.794          1*         N/A         N/A         N/A          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---          -----     ------        ---
LVIP Mondrian International Value
2008  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2009  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2010  .       N/A         N/A         N/A          8.711      8.837          2          N/A         N/A         N/A
2011  .       N/A         N/A         N/A          8.837      8.381          2          N/A         N/A         N/A
2012  .       N/A         N/A         N/A          8.381      9.095          2          N/A         N/A         N/A
2013  .       9.998     10.857         20          9.095     10.974         24         10.161     11.052          1*
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP Money Market
2008  .      10.536     10.543          5         10.574     10.576          3          N/A         N/A         N/A
2009  .       N/A         N/A         N/A         10.576     10.506          9          N/A         N/A         N/A
2010  .       N/A         N/A         N/A         10.506     10.432          8          N/A         N/A         N/A
2011  .      10.368     10.278          9         10.432     10.357          7          N/A         N/A         N/A
2012  .      10.278     10.189          7         10.357     10.282          7          N/A         N/A         N/A
2013  .      10.189     10.099          1*        10.282     10.208          7          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP SSGA Bond Index
2008  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2009  .      10.927     10.847          1*         N/A         N/A         N/A          N/A         N/A         N/A
2010  .      10.847     11.363          1*         N/A         N/A         N/A          N/A         N/A         N/A
2011  .      11.363     12.064          2          N/A         N/A         N/A          N/A         N/A         N/A
2012  .      12.064     12.386          1*         N/A         N/A         N/A          N/A         N/A         N/A
2013  .      12.386     11.930          1*         N/A         N/A         N/A          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP SSgA Conservative Index Allocation
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2012  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2013  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP SSgA Conservative Structured Allocation
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2012  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2013  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---

                       with EGMDB                           with GOP                        Acct Value DB
          ------------------------------------ ---------------------------------- ----------------------------------
            Accumulation unit                   Accumulation unit                  Accumulation unit
                  value                               value                              value
          ----------------------   Number of   --------------------   Number of   --------------------   Number of
           Beginning    End of    accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
           of period    period       units      of period   period      units      of period   period      units
          ----------- ---------- ------------- ----------- -------- ------------- ----------- -------- -------------
                      (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP SSGA Developed International 150
2008  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2009  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2010  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2011  .       9.529      8.277          1*        N/A        N/A         N/A         N/A        N/A         N/A
2012  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2013  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
---------     -----      -----        ---        ------    ------                   ------    ------        --------
LVIP SSGA Emerging Markets 100
2008  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2009  .      10.953     11.405          1*        N/A        N/A         N/A         N/A        N/A         N/A
2010  .      11.405     14.405          1*        N/A        N/A         N/A         N/A        N/A         N/A
2011  .      14.405     12.112          1*        N/A        N/A         N/A         N/A        N/A         N/A
2012  .      12.112     13.490          1*        N/A        N/A         N/A         N/A        N/A         N/A
2013  .      13.490     12.958          1*        N/A        N/A         N/A         N/A        N/A         N/A
---------    ------     ------        ---        ------    ------                   ------    ------        --------
LVIP SSgA Global Tactical Allocation RPM(8)
2008  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2009  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2010  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2011  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2012  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2013  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
---------    ------     ------        ---        ------    ------                   ------    ------        --------
LVIP SSgA International Index
2008  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2009  .       8.111      8.114          1*        N/A        N/A         N/A         N/A        N/A         N/A
2010  .       8.114      8.587          1*        N/A        N/A         N/A         N/A        N/A         N/A
2011  .       8.587      7.438          1*        N/A        N/A         N/A         N/A        N/A         N/A
2012  .       7.438      8.685          1*        N/A        N/A         N/A         N/A        N/A         N/A
2013  .       8.685     10.388          1*        N/A        N/A         N/A         N/A        N/A         N/A
---------    ------     ------        ---        ------    ------                   ------    ------        --------
LVIP SSgA Large Cap 100
2008  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2009  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2010  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2011  .      11.029     11.156          1*        N/A        N/A         N/A         N/A        N/A         N/A
2012  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2013  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
---------    ------     ------        ---        ------    ------                   ------    ------        --------
LVIP SSgA Large Cap RPM
2013  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
---------    ------     ------        ---        ------    ------                   ------    ------        --------
LVIP SSgA Moderate Index Allocation
2010  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2011  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2012  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2013  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
---------    ------     ------        ---        ------    ------                   ------    ------        --------
LVIP SSgA Moderate Structured Allocation
2010  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2011  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2012  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2013  .      12.246     12.791          6        12.298    12.856         20        12.332    12.900          2
---------    ------     ------        ---        ------    ------        ---        ------    ------        ---
LVIP SSgA Moderately Aggressive Index Allocation
2010  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2011  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2012  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2013  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
---------    ------     ------        ---        ------    ------        ---        ------    ------        ---
LVIP SSgA Moderately Aggressive Structured Allocation
2010  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2011  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2012  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2013  .       N/A         N/A         N/A        13.080    13.319         15         N/A        N/A         N/A
---------    ------     ------        ---        ------    ------        ---        ------    ------        ---

                       with EGMDB                            with GOP                          Acct Value DB
          ------------------------------------ ------------------------------------ ------------------------------------
            Accumulation unit                    Accumulation unit                    Accumulation unit
                  value                                value                                value
          ----------------------   Number of   ----------------------   Number of   ----------------------   Number of
           Beginning    End of    accumulation  Beginning    End of    accumulation  Beginning    End of    accumulation
           of period    period       units      of period    period       units      of period    period       units
          ----------- ---------- ------------- ----------- ---------- ------------- ----------- ---------- -------------
                        (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP SSGA S&P 500 Index
2008  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2009  .       7.568      7.767          1*         N/A         N/A         N/A          N/A         N/A         N/A
2010  .       7.767      8.809          1*         N/A         N/A         N/A          N/A         N/A         N/A
2011  .       8.809      8.870          2          N/A         N/A         N/A          N/A         N/A         N/A
2012  .       8.870     10.141          1*         N/A         N/A         N/A          N/A         N/A         N/A
2013  .      10.141     13.233          1*        12.005     13.375          1*         N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---          --          --          --------
LVIP SSGA Small-Cap Index
2008  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2009  .       6.933      7.470          1*         N/A         N/A         N/A          N/A         N/A         N/A
2010  .       7.470      9.319          1*         N/A         N/A         N/A          N/A         N/A         N/A
2011  .       9.319      8.792          1*         N/A         N/A         N/A          N/A         N/A         N/A
2012  .       8.792     10.073          1*         N/A         N/A         N/A          N/A         N/A         N/A
2013  .      10.073     13.732          4         11.898     13.870          3        11.970      13.962          1*
---------    ------     ------        ---         ------     ------        ---        ------      ------        ---
LVIP SSgA Small-Cap RPM
2013  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---        ------      ------        ---
LVIP SSgA Small-Mid Cap 200
2008  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2009  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .      13.728     13.271          1*         N/A         N/A         N/A          N/A         N/A         N/A
2012  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2013  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---        ------      ------        ---
LVIP T. Rowe Price Growth Stock
2008  .       N/A         N/A         N/A          8.852      5.744          2          N/A         N/A         N/A
2009  .       N/A         N/A         N/A          5.744      8.136          2          N/A         N/A         N/A
2010  .       N/A         N/A         N/A          8.136      9.403          2          N/A         N/A         N/A
2011  .       N/A         N/A         N/A          9.403      9.156          2          N/A         N/A         N/A
2012  .       N/A         N/A         N/A          9.156     10.725          2          N/A         N/A         N/A
2013  .       N/A         N/A         N/A         10.725     14.765          2          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---        ------      ------        ---
LVIP T. Rowe Price Structured Mid-Cap Growth
2008  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2009  .       6.253      9.134          1*         N/A         N/A         N/A          N/A         N/A         N/A
2010  .       9.134     11.593          1*         N/A         N/A         N/A          N/A         N/A         N/A
2011  .      11.593     11.016          1*         N/A         N/A         N/A          N/A         N/A         N/A
2012  .      11.016     12.669          1*         N/A         N/A         N/A          N/A         N/A         N/A
2013  .      12.669     16.881          1*         N/A         N/A         N/A          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---        ------      ------        ---
LVIP Templeton Growth RPM
2008  .       8.872      6.054          2          8.742      6.069         15          N/A         N/A         N/A
2009  .       6.054      7.668          3          6.069      7.698         16          N/A         N/A         N/A
2010  .       7.668      8.078          4          7.698      8.123         17         7.719       8.152          1*
2011  .       8.078      7.738          3          8.123      7.793         12         8.152       7.833          1*
2012  .       7.738      9.273          2          7.793      9.352         12         7.833       9.409          1*
2013  .       9.273     10.993          2          9.352     11.104         10         9.409      11.186          1*
---------    ------     ------        ---         ------     ------        ---        ------      ------        ---
LVIP UBS Large Cap Growth RPM
2008  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2009  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2012  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2013  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---        ------      ------        ---
LVIP Vanguard Domestic Equity ETF
2011  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2012  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2013  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---        ------      ------        ---
LVIP Vanguard International Equity ETF
2011  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2012  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2013  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---        ------      ------        ---

                       with EGMDB                            with GOP                         Acct Value DB
          ------------------------------------ ------------------------------------ ----------------------------------
            Accumulation unit                    Accumulation unit                   Accumulation unit
                  value                                value                               value
          ----------------------   Number of   ----------------------   Number of   --------------------   Number of
           Beginning    End of    accumulation  Beginning    End of    accumulation  Beginning   End of   accumulation
           of period    period       units      of period    period       units      of period   period      units
          ----------- ---------- ------------- ----------- ---------- ------------- ----------- -------- -------------
                       (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP VIP Contrafund RPM
2013  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A       N/A         N/A
---------     --          --          ---          --          --          ---          --      ------        --------
MFS VIT Growth
2008  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A       N/A         N/A
2009  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A       N/A         N/A
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A       N/A         N/A
2011  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A       N/A         N/A
2012  .      10.938     11.256          1*         N/A         N/A         N/A          N/A       N/A         N/A
2013  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A       N/A         N/A
---------    ------     ------        ---          --          --          ---          --      ------        --------
MFS VIT Total Return(9)
2008  .      10.039      8.044          1*        10.160      8.069          3          N/A       N/A         N/A
2009  .       8.044      9.385          2          8.069      9.429         11          N/A       N/A         N/A
2010  .       9.385     10.197         24          9.429     10.260         21          9.458   10.302          2
2011  .      10.197     10.266          8         10.260     10.344         26         10.302   10.398          2
2012  .      10.266     11.286          7         10.344     11.390         20         10.398   11.460          2
2013  .      11.286     12.532          7         11.390     12.654         20         11.460   12.737          2
---------    ------     ------        ---         ------     ------        ---         ------   ------        ---
MFS VIT Utilities
2008  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A       N/A         N/A
2009  .      10.114     10.657          1*         8.112     10.708          1*         N/A       N/A         N/A
2010  .      10.657     11.988          1*        10.708     12.064          1*         N/A       N/A         N/A
2011  .      11.988     12.654          1*        12.064     12.753          1*         N/A       N/A         N/A
2012  .      12.654     14.197          1*        12.753     14.329          1*         N/A       N/A         N/A
2013  .      14.197     16.916          1*        14.329     17.096          1*         N/A       N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------   ------        ---
Morgan Stanley UIF Capital Growth
2008  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A       N/A         N/A
2009  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A       N/A         N/A
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A       N/A         N/A
2011  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A       N/A         N/A
2012  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A       N/A         N/A
2013  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A       N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------   ------        ---
Oppenheimer Global
2008  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A       N/A         N/A
2009  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A       N/A         N/A
2010  .      15.344     17.595          1*        15.370     17.651          3          N/A       N/A         N/A
2011  .      17.595      15.95          1*        17.651     16.025          3          N/A       N/A         N/A
2012  .      15.950     19.119          1*        16.025     19.238          3          N/A       N/A         N/A
2013  .      19.119     24.063          1*        19.238     24.248          2          N/A       N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------   ------        ---
PIMCO VIT CommodityRealReturn Strategy
2009  .      10.431     12.557          1*         N/A         N/A         N/A          N/A       N/A         N/A
2010  .      12.557     15.458          1*         N/A         N/A         N/A         12.577   15.525          1*
2011  .       N/A         N/A         N/A          N/A         N/A         N/A         15.525   14.261          1*
2012  .       N/A         N/A         N/A          N/A         N/A         N/A         14.261   14.895          2
2013  .       N/A         N/A         N/A          N/A         N/A         N/A         14.895   12.621          2
---------    ------     ------        ---         ------     ------        ---         ------   ------        ---

*     The numbers of accumulation units less than 500 were rounded up to one.

** This table reflects the accumulation unit values and the number of accumulation units for both the ChoicePlus Assurance A Share and ChoicePlus Assurance A Class.

(1) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSgA S&P 500 Index Fund Subaccount.

(2) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP Mondrian International Value Fund Subaccount.

(3) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP BlackRock Inflation Protected Bond Fund Subaccount.

(4) Effective October 9, 2010, the Delaware VIP (Reg. TM) Trend Series was reorganized into the Delaware VIP (Reg. TM) Smid Cap Growth Series. The values in the table for periods prior to the date of the reorganization reflect investments in the Delaware VIP (Reg. TM) Trend Series.

(5) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSgA International Index Fund Subaccount.

(6) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSgA Small-Cap Index Fund Subaccount.

(7) Effective June 15, 2009, the LVIP UBS Global Asset Allocation Fund was reorganized into the LVIP Delaware Foundation Aggressive Allocation Fund. The values in the table for periods prior to the date of the reorganization reflect investments in the LVIP UBS Global Asset Allocation Fund.

(8) Effective July 30, 2010, the LVIP Wilshire Aggressive Profile Fund was restructured into the LVIP SSgA Global Tactical Allocation Fund. The values in the table for periods prior to the date of the restructuring reflect investments in the LVIP Wilshire Aggressive Profile Fund.

(9) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSgA Moderate Structured Allocation Fund Subaccount.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Appendix B - Condensed Financial Information

Accumulation Unit Values
The following information relates to Accumulation Unit values and number of Accumulation Units for contracts purchased on or after November 15, 2010 for funds available in the periods ended December 31. It should be read along with the VAA's financial statement and notes which are included in the SAI.**


                       With EGMDB                            with GOP                          Acct Value DB
          ------------------------------------ ------------------------------------ ------------------------------------
            Accumulation unit                    Accumulation unit                    Accumulation unit
                  value                                value                                value
          ----------------------   Number of   ----------------------   Number of   ----------------------   Number of
           Beginning    End of    accumulation  Beginning    End of    accumulation  Beginning    End of    accumulation
           of period    period       units      of period    period       units      of period    period       units
          ----------- ---------- ------------- ----------- ---------- ------------- ----------- ---------- -------------
                        (Accumulation unit value in dollars and Number of accumulation units in thousands)
ABVPSF Global Thematic Growth
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .       N/A         N/A         N/A         12.294      9.341          1*         N/A         N/A         N/A
2012  .       N/A         N/A         N/A          9.341     10.493          1*         N/A         N/A         N/A
2013  .       N/A         N/A         N/A         10.493     12.796          2          N/A         N/A         N/A
---------     --          --          ---         ------     ------        ---          --          --          ---
ABVPSF Growth and Income(1)
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .       8.298      8.710          1*         N/A         N/A         N/A          N/A         N/A         N/A
2012  .       8.710     10.105          1*         N/A         N/A         N/A          N/A         N/A         N/A
2013  .      10.105     11.838          1*         N/A         N/A         N/A          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---          --          --          ---
ABVPSF International Value(2)
2010  .       N/A         N/A         N/A         11.581     11.581          1*         7.063      7.187          1*
2011  .       7.099      5.660          9         11.581      9.255         17          7.187      5.747          8
2012  .       5.660      6.395          9          9.255     10.485         17          5.747      6.514          8
2013  .       6.395      7.054          8         10.485     11.575         15          6.514      7.192          7
---------    ------     ------        ---         ------     ------        ---          -----      -----        ---
ABVPSF Small/Mid Cap Value
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .      11.377     10.287          1*         N/A         N/A         N/A          N/A         N/A         N/A
2012  .      10.287     12.060          1*         N/A         N/A         N/A          N/A         N/A         N/A
2013  .      12.060     16.426          1*        14.717     16.192          2          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---          -----      -----        ---
American Funds Global Growth
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .      11.135     10.040          4         11.739     10.610          2          N/A         N/A         N/A
2012  .      10.040     12.176          5         10.610     12.901          2          N/A         N/A         N/A
2013  .      12.176     15.565          5         12.901     16.532          3          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---          -----      -----        ---
American Funds Global Small Capitalization
2010  .       N/A         N/A         N/A         11.951     11.951          1*        11.031     11.239          1*
2011  .      11.101      8.882         12         11.951      9.586         28         11.239      9.019          6
2012  .       8.882     10.387         18          9.586     11.239         41          9.019     10.579          6
2013  .      10.387     13.185         17         11.239     14.302         45         10.579     13.469          4
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
American Funds Growth
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .      10.052      9.521          4         11.593     11.008         12         10.177      9.669          7
2012  .       9.521     11.107          5         11.008     12.874          8          9.669     11.313          6
2013  .      11.107     14.300          5         12.874     16.617          6         11.313     14.609          6
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
American Funds Growth-Income
2010  .       N/A         N/A         N/A         11.066     11.066          1*         9.190      9.309          1*
2011  .       9.195      8.932         45         11.066     10.777         38          9.309      9.070         12
2012  .       8.932     10.384         63         10.777     12.560         58          9.070     10.577         11
2013  .      10.384     13.718         58         12.560     16.634         64         10.577     14.014          9
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
American Funds International
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .      10.681      9.093         15         11.855     10.118         22         10.813      9.234          7
2012  .       9.093     10.609         25         10.118     11.835         36          9.234     10.806          6
2013  .      10.609     12.769         26         11.835     14.280         47         10.806     13.046          6
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
BlackRock Global Allocation V.I.
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .      12.613     12.027          5         11.045     10.558         13          N/A         N/A         N/A
2012  .      12.027     13.087          4         10.558     11.518         20          N/A         N/A         N/A
2013  .      13.087     14.817          4         11.518     13.073         17          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---

                       With EGMDB                            with GOP                          Acct Value DB
          ------------------------------------ ------------------------------------ ------------------------------------
            Accumulation unit                    Accumulation unit                    Accumulation unit
                  value                                value                                value
          ----------------------   Number of   ----------------------   Number of   ----------------------   Number of
           Beginning    End of    accumulation  Beginning    End of    accumulation  Beginning    End of    accumulation
           of period    period       units      of period    period       units      of period    period       units
          ----------- ---------- ------------- ----------- ---------- ------------- ----------- ---------- -------------
                        (Accumulation unit value in dollars and Number of accumulation units in thousands)
Delaware VIP Diversified Income
2010  .       N/A         N/A         N/A         10.337     10.337          1*        13.505     13.672          1*
2011  .      13.504     14.185         23         10.337     10.886         39         13.672     14.405          4
2012  .      14.185     15.002         29         10.886     11.542         55         14.405     15.280          4
2013  .      15.002     14.635         33         11.542     11.287         66         15.280     14.950          4
---------    ------     ------        ---         ------     ------         --         ------     ------          -
Delaware VIP Emerging Markets
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .      11.844      9.377          6         12.427      9.861         17         11.973      9.507          7
2012  .       9.377     10.596          6          9.861     11.170         13          9.507     10.775          7
2013  .      10.596     11.519          6         11.170     12.174          9         10.775     11.748          7
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
Delaware VIP Limited-Term Diversified Income
2010  .       N/A         N/A         N/A         10.162     10.162          1*        11.794     11.848          1*
2011  .      11.704     11.878         29         10.162     10.339         71         11.848     12.060         17
2012  .      11.878     12.051         43         10.339     10.515        126         12.060     12.272         18
2013  .      12.051     11.766         51         10.515     10.293        153         12.272     12.019         17
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
Delaware VIP REIT
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .       8.410      9.206          2         11.046     12.121          1*         N/A         N/A         N/A
2012  .       9.206     10.622          1*        12.121     14.021          1*         N/A         N/A         N/A
2013  .      10.622     10.714          1*        14.021     14.177          1*         N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
Delaware VIP Small Cap Value
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .      11.724     11.417          1*        11.757     11.477         11         11.813     11.538          6
2012  .      11.417     12.840          1*        11.477     12.938          7         11.538     13.013          6
2013  .      12.840     16.924          1*        12.938     17.093          4         13.013     17.200          5
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
Delaware VIP Smid Cap Growth
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .       N/A         N/A         N/A         12.217     13.077          2          N/A         N/A         N/A
2012  .      12.848     13.535          1*         N/A         N/A         N/A          N/A         N/A         N/A
2013  .      13.535     18.882          1*         N/A         N/A         N/A          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
Delaware VIP U.S. Growth
2010  .       N/A         N/A         N/A         11.475     11.475          1*        10.096     10.105          1*
2011  .       9.981     10.618         14         11.475     12.238         26         10.105     10.782          8
2012  .      10.618     12.184         18         12.238     14.078         35         10.782     12.409          8
2013  .      12.184     16.209         17         14.078     18.776         38         12.409     16.558          6
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
Delaware VIP Value
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .       N/A         N/A         N/A         11.318     12.266          1*         N/A         N/A         N/A
2012  .       9.458     10.519          3         12.266     13.925          1*         N/A         N/A         N/A
2013  .      10.519     13.883          3         13.925     18.425          2          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
DWS Alternative Asset Allocation
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2012  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2013  .       N/A         N/A         N/A         11.298     11.574          2          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
Fidelity VIP Contrafund
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .      10.259      9.869         22         11.376     10.971         27         10.386     10.021          5
2012  .       9.869     11.342         18         10.971     12.640         26         10.021     11.552          5
2013  .      11.342     14.698         16         12.640     16.421         20         11.552     15.015          4
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
Fidelity VIP Growth
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2012  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2013  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
Fidelity VIP Mid Cap
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .      12.147     10.715          8         11.862     10.490         21         12.297     10.880          7
2012  .      10.715     12.148          8         10.490     11.922         18         10.880     12.372          6
2013  .      12.148     16.333          7         11.922     16.070         17         12.372     16.684          6
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---

                       With EGMDB                           with GOP                         Acct Value DB
          ------------------------------------ ---------------------------------- ------------------------------------
            Accumulation unit                   Accumulation unit                   Accumulation unit
                  value                               value                               value
          ----------------------   Number of   --------------------   Number of   ----------------------   Number of
           Beginning    End of    accumulation  Beginning   End of   accumulation  Beginning    End of    accumulation
           of period    period       units      of period   period      units      of period    period       units
          ----------- ---------- ------------- ----------- -------- ------------- ----------- ---------- -------------
                       (Accumulation unit value in dollars and Number of accumulation units in thousands)
Fidelity VIP Overseas(3)
2010  .       N/A         N/A         N/A         N/A        N/A         N/A          N/A         N/A         N/A
2011  .       N/A         N/A         N/A         N/A        N/A         N/A          N/A         N/A         N/A
2012  .       N/A         N/A         N/A         N/A        N/A         N/A          N/A         N/A         N/A
2013  .       N/A         N/A         N/A         N/A        N/A         N/A          N/A         N/A         N/A
---------     --          --          ---        ------    ------        ---          --          --          ---
FTVIPT Franklin Income Securities
2010  .       N/A         N/A         N/A         N/A        N/A         N/A          N/A         N/A         N/A
2011  .      10.899     11.042         14        10.947    11.119          5          N/A         N/A         N/A
2012  .      11.042     12.310         12        11.119    12.426          9          N/A         N/A         N/A
2013  .      12.310     13.879         12        12.426    14.046          9          N/A         N/A         N/A
---------    ------     ------        ---        ------    ------        ---          --          --          ---
FTVIPT Franklin Small-Mid Cap Growth Securities(4)
2010  .       N/A         N/A         N/A         N/A        N/A         N/A          N/A         N/A         N/A
2011  .       N/A         N/A         N/A        11.988    11.320          1*         N/A         N/A         N/A
2012  .       N/A         N/A         N/A        11.320    12.451          1*         N/A         N/A         N/A
2013  .       N/A         N/A         N/A        12.451    14.555          1*         N/A         N/A         N/A
---------    ------     ------        ---        ------    ------        ---          --          --          ---
FTVIPT Mutual Shares Securities
2010  .       N/A         N/A         N/A        10.812    10.812          1*         8.997      9.079          1*
2011  .       8.968      8.782         46        10.812    10.614         50          9.079      8.918         16
2012  .       8.782      9.928         55        10.614    12.029         66          8.918     10.112         15
2013  .       9.928     12.601         52        12.029    15.306         68         10.112     12.873         12
---------    ------     ------        ---        ------    ------        ---         ------     ------        ---
Goldman Sachs VIT Large Cap Value
2010  .       N/A         N/A         N/A        10.951    10.951          1*        13.142     13.385          1*
2011  .      13.301     12.205          9        10.951    10.074         32         13.385     12.320          7
2012  .      12.205     14.351          7        10.074    11.875         28         12.320     14.529          7
2013  .      14.351     18.878          6        11.875    15.659         25         14.529     19.169          5
---------    ------     ------        ---        ------    ------        ---         ------     ------        ---
Lord Abbett Fundamental Equity
2010  .       N/A         N/A         N/A         N/A        N/A         N/A          N/A         N/A         N/A
2011  .      15.784     14.918          1*       11.261    10.669          1*         N/A         N/A         N/A
2012  .      14.918     16.324          1*       10.669    11.705          1*         N/A         N/A         N/A
2013  .      16.324     21.930          1*       11.705    15.764          1*         N/A         N/A         N/A
---------    ------     ------        ---        ------    ------        ---         ------     ------        ---
LVIP American Global Growth
2010  .       N/A         N/A         N/A         N/A        N/A         N/A          N/A         N/A         N/A
2011  .       N/A         N/A         N/A         N/A        N/A         N/A          N/A         N/A         N/A
2012  .       N/A         N/A         N/A         N/A        N/A         N/A          N/A         N/A         N/A
2013  .       N/A         N/A         N/A         N/A        N/A         N/A          N/A         N/A         N/A
---------    ------     ------        ---        ------    ------        ---         ------     ------        ---
LVIP American Global Small Capitalization
2010  .       N/A         N/A         N/A         N/A        N/A         N/A          N/A         N/A         N/A
2011  .       N/A         N/A         N/A         N/A        N/A         N/A          N/A         N/A         N/A
2012  .       N/A         N/A         N/A         N/A        N/A         N/A          N/A         N/A         N/A
2013  .       N/A         N/A         N/A         N/A        N/A         N/A          N/A         N/A         N/A
---------    ------     ------        ---        ------    ------        ---         ------     ------        ---
LVIP American Growth
2010  .       N/A         N/A         N/A         N/A        N/A         N/A          N/A         N/A         N/A
2011  .       N/A         N/A         N/A         N/A        N/A         N/A          N/A         N/A         N/A
2012  .       N/A         N/A         N/A         N/A        N/A         N/A          N/A         N/A         N/A
2013  .       N/A         N/A         N/A         N/A        N/A         N/A          N/A         N/A         N/A
---------    ------     ------        ---        ------    ------        ---         ------     ------        ---
LVIP American Growth-Income
2010  .       N/A         N/A         N/A         N/A        N/A         N/A          N/A         N/A         N/A
2011  .       N/A         N/A         N/A         N/A        N/A         N/A          N/A         N/A         N/A
2012  .       N/A         N/A         N/A         N/A        N/A         N/A          N/A         N/A         N/A
2013  .       N/A         N/A         N/A         N/A        N/A         N/A          N/A         N/A         N/A
---------    ------     ------        ---        ------    ------        ---         ------     ------        ---
LVIP American International
2010  .       N/A         N/A         N/A         N/A        N/A         N/A          N/A         N/A         N/A
2011  .       N/A         N/A         N/A         N/A        N/A         N/A          N/A         N/A         N/A
2012  .       N/A         N/A         N/A         N/A        N/A         N/A          N/A         N/A         N/A
2013  .       N/A         N/A         N/A         N/A        N/A         N/A          N/A         N/A         N/A
---------    ------     ------        ---        ------    ------        ---         ------     ------        ---
LVIP Baron Growth Opportunities
2010  .       N/A         N/A         N/A         N/A        N/A         N/A          N/A         N/A         N/A
2011  .       N/A         N/A         N/A        11.628    12.000          1*         N/A         N/A         N/A
2012  .      11.737     12.749          1*       12.000    14.075          1*         N/A         N/A         N/A
2013  .      12.749     17.670          1*       14.075    19.555          1*         N/A         N/A         N/A
---------    ------     ------        ---        ------    ------        ---         ------     ------        ---

                       With EGMDB                            with GOP                          Acct Value DB
          ------------------------------------ ------------------------------------ ------------------------------------
            Accumulation unit                    Accumulation unit                    Accumulation unit
                  value                                value                                value
          ----------------------   Number of   ----------------------   Number of   ----------------------   Number of
           Beginning    End of    accumulation  Beginning    End of    accumulation  Beginning    End of    accumulation
           of period    period       units      of period    period       units      of period    period       units
          ----------- ---------- ------------- ----------- ---------- ------------- ----------- ---------- -------------
                        (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP BlackRock Emerging Markets RPM
2012  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2013  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
---------     --          --          ---          --          --          ---          --          --          ---
LVIP BlackRock Equity Dividend RPM
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2012  .       N/A         N/A         N/A         12.659     12.506          5          N/A         N/A         N/A
2013  .       N/A         N/A         N/A         12.506     14.629          8          N/A         N/A         N/A
---------     --          --          ---         ------     ------        ---          --          --          ---
LVIP BlackRock Global Allocation V.I. RPM
2013  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
---------     --          --          ---         ------     ------        ---          --          --          ---
LVIP BlackRock Inflation Protected Bond
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .      10.134     11.219          3         10.150     11.265          7          N/A         N/A         N/A
2012  .      11.219     11.795          4         11.265     11.873         12          N/A         N/A         N/A
2013  .      11.795     10.670          5         11.873     10.769         18          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---          --          --          ---
LVIP Capital Growth
2010  .       N/A         N/A         N/A         11.665     11.665          1*         9.671      9.786          1*
2011  .       9.680      8.694         15         11.665     10.503         30          9.786      8.815         10
2012  .       8.694     10.218         22         10.503     12.375         43          8.815     10.392          9
2013  .      10.218     13.717         20         12.375     16.655         45         10.392     13.993          7
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP Clarion Global Real Estate
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .       7.477      6.740          2         11.709     10.582          4          N/A         N/A         N/A
2012  .       6.740      8.296          1*        10.582     13.058          4          N/A         N/A         N/A
2013  .       8.296      8.459          1*        13.058     13.348          4          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP Columbia Small-Mid Cap Growth RPM
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2012  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2013  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP Delaware Bond
2010  .       N/A         N/A         N/A         10.322     10.322          2         12.535     12.674          1*
2011  .      12.519     13.287         67         10.322     10.984        140         12.674     13.493         30
2012  .      13.287     13.968         91         10.984     11.575        228         13.493     14.227         30
2013  .      13.968     13.457        106         11.575     11.179        252         14.227     13.747         30
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP Delaware Diversified Floating Rate
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .      10.075      9.921          2         10.091      9.961          6          N/A         N/A         N/A
2012  .       N/A         N/A         N/A          9.961     10.273          5          N/A         N/A         N/A
2013  .       N/A         N/A         N/A         10.273     10.243          9          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP Delaware Growth and Income
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2012  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2013  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP Delaware Social Awareness
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2012  .       9.673     10.553          4          N/A         N/A         N/A          N/A         N/A         N/A
2013  .      10.553     14.121          3          N/A         N/A         N/A          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP Delaware Special Opportunities
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .       N/A         N/A         N/A         11.779     11.039          1*         N/A         N/A         N/A
2012  .       N/A         N/A         N/A         11.039     12.543          1*         N/A         N/A         N/A
2013  .       N/A         N/A         N/A         12.543     16.589          1*         N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP Dimensional Non-U.S. Equity RPM
2011  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2012  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2013  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---

                       With EGMDB                           with GOP                         Acct Value DB
          ------------------------------------ ---------------------------------- ------------------------------------
            Accumulation unit                   Accumulation unit                   Accumulation unit
                  value                               value                               value
          ----------------------   Number of   --------------------   Number of   ----------------------   Number of
           Beginning    End of    accumulation  Beginning   End of   accumulation  Beginning    End of    accumulation
           of period    period       units      of period   period      units      of period    period       units
          ----------- ---------- ------------- ----------- -------- ------------- ----------- ---------- -------------
                       (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Dimensional U.S. Equity RPM
2011  .       N/A         N/A         N/A         N/A        N/A         N/A          N/A         N/A         N/A
2012  .       N/A         N/A         N/A         N/A        N/A         N/A          N/A         N/A         N/A
2013  .       N/A         N/A         N/A         N/A        N/A         N/A          N/A         N/A         N/A
---------     --          --          ---        ------    ------        ---          --          --          ---
LVIP Dimensional/Vanguard Total Bond
2011  .      10.286     10.380          1*        N/A        N/A         N/A          N/A         N/A         N/A
2012  .      10.380     10.629          2        10.647    10.672          2          N/A         N/A         N/A
2013  .      10.629     10.202         12        10.672    10.269          7          N/A         N/A         N/A
---------    ------     ------        ---        ------    ------        ---          --          --          ---
LVIP Global Income
2010  .       N/A         N/A         N/A         N/A        N/A         N/A          N/A         N/A         N/A
2011  .      11.598     11.571          6        10.746    10.749         11          N/A         N/A         N/A
2012  .      11.571     12.301          6        10.749    11.455         17          N/A         N/A         N/A
2013  .      12.301     11.800          7        11.455    11.016         17          N/A         N/A         N/A
---------    ------     ------        ---        ------    ------        ---          --          --          ---
LVIP JPMorgan High Yield
2010  .       N/A         N/A         N/A         N/A        N/A         N/A          N/A         N/A         N/A
2011  .      10.842     11.001          1*        N/A        N/A         N/A          N/A         N/A         N/A
2012  .      11.001     12.478          3        11.540    12.561          2          N/A         N/A         N/A
2013  .      12.478     13.126          4        12.561    13.246          2          N/A         N/A         N/A
---------    ------     ------        ---        ------    ------        ---          --          --          ---
LVIP JPMorgan Mid Cap Value RPM
2010  .       N/A         N/A         N/A         N/A        N/A         N/A          N/A         N/A         N/A
2011  .       9.275      8.994          1*        N/A        N/A         N/A          N/A         N/A         N/A
2012  .       N/A         N/A         N/A         N/A        N/A         N/A          N/A         N/A         N/A
2013  .       N/A         N/A         N/A         N/A        N/A         N/A          N/A         N/A         N/A
---------    ------     ------        ---        ------    ------        ---          --          --          ---
LVIP Managed Risk Profile Conservative
2010  .       N/A         N/A         N/A         N/A        N/A         N/A          N/A         N/A         N/A
2011  .       N/A         N/A         N/A        10.761    11.041          1*         N/A         N/A         N/A
2012  .       N/A         N/A         N/A        11.041    12.002          1*         N/A         N/A         N/A
2013  .       N/A         N/A         N/A        12.002    13.035          1*         N/A         N/A         N/A
---------    ------     ------        ---        ------    ------        ---          --          --          ---
LVIP Managed Risk Profile Growth
2010  .       N/A         N/A         N/A         N/A        N/A         N/A          N/A         N/A         N/A
2011  .       N/A         N/A         N/A        11.236    11.119         65          N/A         N/A         N/A
2012  .      10.592     10.963          3        11.119    12.010        180          N/A         N/A         N/A
2013  .      10.963     12.287         33        12.010    13.494        276         11.383     12.552          9
---------    ------     ------        ---        ------    ------        ---         ------     ------        ---
LVIP Managed Risk Profile Moderate
2010  .       N/A         N/A         N/A         N/A        N/A         N/A          N/A         N/A         N/A
2011  .       N/A         N/A         N/A        11.057    11.069          8          N/A         N/A         N/A
2012  .      11.342     11.978          9        11.069    12.004         94          N/A         N/A         N/A
2013  .      11.978     13.225         21        12.004    13.288        158          N/A         N/A         N/A
---------    ------     ------        ---        ------    ------        ---         ------     ------        ---
LVIP MFS International Growth RPM
2013  .       N/A         N/A         N/A         N/A        N/A         N/A          N/A         N/A         N/A
---------    ------     ------        ---        ------    ------        ---         ------     ------        ---
LVIP MFS International Growth
2010  .       N/A         N/A         N/A        12.376    12.376          1*         8.367      8.533          1*
2011  .       8.441      7.509          7        12.376    11.037         13          8.533      7.613          5
2012  .       7.509      8.851          6        11.037    13.042         12          7.613      9.001          5
2013  .       8.851      9.925          6        13.042    14.661         17          9.001     10.124          4
---------    ------     ------        ---        ------    ------        ---         ------     ------        ---
LVIP MFS Value
2010  .       N/A         N/A         N/A        10.915    10.915          1*         8.553      8.658          1*
2011  .       8.564      8.445         51        10.915    10.790         61          8.658      8.563         19
2012  .       8.445      9.697         67        10.790    12.421         93          8.563      9.862         17
2013  .       9.697     13.014         61        12.421    16.712         95          9.862     13.275         13
---------    ------     ------        ---        ------    ------        ---         ------     ------        ---
LVIP Mid-Cap Value
2010  .       N/A         N/A         N/A         N/A        N/A         N/A          N/A         N/A         N/A
2011  .       8.723      7.808          1*       11.616    10.423          1*         N/A         N/A         N/A
2012  .       7.808      9.566          1*       10.423    12.802          1*         N/A         N/A         N/A
2013  .       9.566     12.669          1*       12.802    16.995          1*         N/A         N/A         N/A
---------    ------     ------        ---        ------    ------        ---         ------     ------        ---
LVIP Mondrian International Value
2010  .       N/A         N/A         N/A         N/A        N/A         N/A          N/A         N/A         N/A
2011  .       N/A         N/A         N/A         N/A        N/A         N/A          N/A         N/A         N/A
2012  .       8.206      8.929          1*        N/A        N/A         N/A          N/A         N/A         N/A
2013  .       8.929     10.742          5        13.168    14.309         13         10.096     10.974          5
---------    ------     ------        ---        ------    ------        ---         ------     ------        ---

                       With EGMDB                           with GOP                        Acct Value DB
          ------------------------------------ ---------------------------------- ----------------------------------
            Accumulation unit                   Accumulation unit                  Accumulation unit
                  value                               value                              value
          ----------------------   Number of   --------------------   Number of   --------------------   Number of
           Beginning    End of    accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
           of period    period       units      of period   period      units      of period   period      units
          ----------- ---------- ------------- ----------- -------- ------------- ----------- -------- -------------
                      (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Money Market
2010  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2011  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2012  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2013  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
---------     --          --          ---        ------    ------                 ----------- -------- -------------
LVIP SSgA Bond Index
2010  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2011  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2012  .      12.202     12.302          1*       10.886    11.134         13         N/A        N/A         N/A
2013  .      12.302     11.831          1*       11.134    10.735         14         N/A        N/A         N/A
---------    ------     ------        ---        ------    ------        ---      ----------- -------- -------------
LVIP SSgA Conservative Index Allocation
2010  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2011  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2012  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2013  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
---------    ------     ------        ---        ------    ------        ---      ----------- -------- -------------
LVIP SSgA Conservative Structured Allocation
2010  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2011  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2012  .       N/A         N/A         N/A        10.986    11.375          5         N/A        N/A         N/A
2013  .       N/A         N/A         N/A        11.375    12.052          5         N/A        N/A         N/A
---------    ------     ------        ---        ------    ------        ---      ----------- -------- -------------
LVIP SSgA Developed International 150
2010  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2011  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2012  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2013  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
---------    ------     ------        ---        ------    ------        ---      ----------- -------- -------------
LVIP SSgA Emerging Markets 100
2010  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2011  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2012  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2013  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
---------    ------     ------        ---        ------    ------        ---      ----------- -------- -------------
LVIP SSgA Global Tactical Allocation RPM
2010  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2011  .       9.155      9.055          1*       11.033    10.941         17         N/A        N/A         N/A
2012  .       9.055      9.936          3        10.941    12.035         24         N/A        N/A         N/A
2013  .       9.936     10.769          3        12.035    13.077         19         N/A        N/A         N/A
---------    ------     ------        ---        ------    ------        ---      ----------- -------- -------------
LVIP SSgA International Index
2010  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2011  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2012  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2013  .       9.625     10.303          1*        N/A        N/A         N/A         N/A        N/A         N/A
---------    ------     ------        ---        ------    ------        ---      ----------- -------- -------------
LVIP SSgA Large Cap 100
2010  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2011  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2012  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2013  .       N/A         N/A         N/A        15.193    16.653          2         N/A        N/A         N/A
---------    ------     ------        ---        ------    ------        ---      ----------- -------- -------------
LVIP SSgA Large Cap RPM
2013  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
---------    ------     ------        ---        ------    ------        ---      ----------- -------- -------------
LVIP SSgA Moderate Index Allocation
2010  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2011  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2012  .      10.723     11.594          7         N/A        N/A         N/A         N/A        N/A         N/A
2013  .      11.594     12.871          7         N/A        N/A         N/A         N/A        N/A         N/A
---------    ------     ------        ---        ------    ------        ---      ----------- -------- -------------
LVIP SSgA Moderate Structured Allocation
2010  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2011  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2012  .      10.999     11.427          9        11.046    11.497          3         N/A        N/A         N/A
2013  .      11.427     12.725         12        11.497    12.835          6         N/A        N/A         N/A
---------    ------     ------        ---        ------    ------        ---      ----------- -------- -------------

                       With EGMDB                            with GOP                         Acct Value DB
          ------------------------------------ ------------------------------------ ----------------------------------
            Accumulation unit                    Accumulation unit                   Accumulation unit
                  value                                value                               value
          ----------------------   Number of   ----------------------   Number of   --------------------   Number of
           Beginning    End of    accumulation  Beginning    End of    accumulation  Beginning   End of   accumulation
           of period    period       units      of period    period       units      of period   period      units
          ----------- ---------- ------------- ----------- ---------- ------------- ----------- -------- -------------
                       (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP SSgA Moderately Aggressive Index Allocation
2010  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2011  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2012  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2013  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
---------     --          --          --------     --          --          ---      ----------- -------- -------------
LVIP SSgA Moderately Aggressive Structured Allocation
2010  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2011  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2012  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2013  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
---------     --          --          --------     --          --          ---      ----------- -------- -------------
LVIP SSgA S&P 500 Index
2010  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2011  .       8.755      8.802          4         11.105     11.192          1*        N/A        N/A         N/A
2012  .       N/A         N/A         N/A         11.192     12.808          1*        N/A        N/A         N/A
2013  .      11.773     13.093          1*        12.808     16.731          1*        N/A        N/A         N/A
---------    ------     ------        ---         ------     ------        ---      ----------- -------- -------------
LVIP SSgA Small-Cap Index
2010  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2011  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2012  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2013  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
---------    ------     ------        ---         ------     ------        ---      ----------- -------- -------------
LVIP SSgA Small-Cap RPM
2013  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
---------    ------     ------        ---         ------     ------        ---      ----------- -------- -------------
LVIP SSgA Small-Mid Cap 200
2010  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2011  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2012  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2013  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
---------    ------     ------        ---         ------     ------        ---      ----------- -------- -------------
LVIP T. Rowe Price Growth Stock
2010  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2011  .       N/A         N/A         N/A         11.508     11.200          2         N/A        N/A         N/A
2012  .       N/A         N/A         N/A         11.200     13.113          2         N/A        N/A         N/A
2013  .       N/A         N/A         N/A         13.113     18.043          1*        N/A        N/A         N/A
---------    ------     ------        ---         ------     ------        ---      ----------- -------- -------------
LVIP T. Rowe Price Structured Mid-Cap Growth
2010  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2011  .       N/A         N/A         N/A         11.947     11.364          2         N/A        N/A         N/A
2012  .       N/A         N/A         N/A         11.364     13.079          2         N/A        N/A         N/A
2013  .       N/A         N/A         N/A         13.079     17.446          2         N/A        N/A         N/A
---------    ------     ------        ---         ------     ------        ---      ----------- -------- -------------
LVIP Templeton Growth RPM
2010  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2011  .       8.035      7.686          2         11.269     10.806          3         N/A        N/A         N/A
2012  .       7.686      9.196          2         10.806     12.962          4         N/A        N/A         N/A
2013  .       9.196     10.887          1*        12.962     15.383          4         N/A        N/A         N/A
---------    ------     ------        ---         ------     ------        ---      ----------- -------- -------------
LVIP UBS Large Cap Growth RPM
2010  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2011  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2012  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2013  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
---------    ------     ------        ---         ------     ------        ---      ----------- -------- -------------
LVIP Vanguard Domestic Equity ETF
2011  .       N/A         N/A         N/A          8.366      9.397         10         N/A        N/A         N/A
2012  .       N/A         N/A         N/A          9.397     10.709         11         N/A        N/A         N/A
2013  .       N/A         N/A         N/A         10.709     13.832          9         N/A        N/A         N/A
---------    ------     ------        ---         ------     ------        ---      ----------- -------- -------------
LVIP Vanguard International Equity ETF
2011  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2012  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2013  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
---------    ------     ------        ---         ------     ------        ---      ----------- -------- -------------
LVIP VIP Contrafund RPM
2013  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
---------    ------     ------        ---         ------     ------        ---      ----------- -------- -------------

                       With EGMDB                           with GOP                        Acct Value DB
          ------------------------------------ ---------------------------------- ----------------------------------
            Accumulation unit                   Accumulation unit                  Accumulation unit
                  value                               value                              value
          ----------------------   Number of   --------------------   Number of   --------------------   Number of
           Beginning    End of    accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
           of period    period       units      of period   period      units      of period   period      units
          ----------- ---------- ------------- ----------- -------- ------------- ----------- -------- -------------
                      (Accumulation unit value in dollars and Number of accumulation units in thousands)
MFS VIT Growth
2010  .       N/A         N/A         N/A          N/A       N/A         N/A         N/A        N/A         N/A
2011  .       9.807      9.650          1*        11.375   11.221          1*        N/A        N/A         N/A
2012  .       N/A         N/A         N/A         11.221   13.033          1*        N/A        N/A         N/A
2013  .       N/A         N/A         N/A         13.033   17.648          1*        N/A        N/A         N/A
---------     -----      -----        ---         ------   ------        ---      ----------- -------- -------------
MFS VIT Total Return(5)
2010  .       N/A         N/A         N/A          N/A       N/A         N/A         N/A        N/A         N/A
2011  .      10.134     10.187          2         10.697   10.780          3         N/A        N/A         N/A
2012  .      10.187     11.183          2         10.780   11.863          3         N/A        N/A         N/A
2013  .      11.183     12.410          2         11.863   13.178          3         N/A        N/A         N/A
---------    ------     ------        ---         ------   ------        ---      ----------- -------- -------------
MFS VIT Utilities
2010  .       N/A         N/A         N/A          N/A       N/A         N/A         N/A        N/A         N/A
2011  .      11.915     12.557          4         11.672   12.332          1*        N/A        N/A         N/A
2012  .      12.557     14.068          6         12.332   13.850          2         N/A        N/A         N/A
2013  .      14.068     16.735          6         13.850   16.518          2         N/A        N/A         N/A
---------    ------     ------        ---         ------   ------        ---      ----------- -------- -------------
Morgan Stanley UIF Capital Growth
2010  .       N/A         N/A         N/A          N/A       N/A         N/A         N/A        N/A         N/A
2011  .       N/A         N/A         N/A          N/A       N/A         N/A         N/A        N/A         N/A
2012  .       N/A         N/A         N/A          N/A       N/A         N/A         N/A        N/A         N/A
2013  .       N/A         N/A         N/A          N/A       N/A         N/A         N/A        N/A         N/A
---------    ------     ------        ---         ------   ------        ---      ----------- -------- -------------
Oppenheimer Global
2010  .       N/A         N/A         N/A          N/A       N/A         N/A         N/A        N/A         N/A
2011  .      17.539     15.874          1*         11.68   10.599         11         N/A        N/A         N/A
2012  .      15.874     19.000          1*        10.599   12.718         10         N/A        N/A         N/A
2013  .      19.000     23.876          1*        12.718   16.022          8         N/A        N/A         N/A
---------    ------     ------        ---         ------   ------        ---      ----------- -------- -------------
PIMCO VIT CommodityRealReturn Strategy
2010  .       N/A         N/A         N/A          N/A       N/A         N/A         N/A        N/A         N/A
2011  .      15.425     14.112          1*         N/A       N/A         N/A         N/A        N/A         N/A
2012  .      14.112     14.681          1*         N/A       N/A         N/A         N/A        N/A         N/A
2013  .      14.681     12.390          1*         N/A       N/A         N/A         N/A        N/A         N/A
---------    ------     ------        ---         ------   ------        ---      ----------- -------- -------------

*     The numbers of accumulation units less than 500 were rounded up to one.

** This table reflects the accumulation unit values and the number of accumulation units for both the ChoicePlus Assurance A Share and ChoicePlus Assurance A Class.

(1) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSgA S&P 500 Index Fund Subaccount.

(2) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP Mondrian International Value Fund Subaccount.

(3) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSgA International Index Fund Subaccount.

(4) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSgA Small-Cap Index Fund Subaccount.

(5) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSgA Moderate Structured Allocation Fund Subaccount.

Appendix C - Condensed Financial Information

Accumulation Unit Values
The following information relates to Accumulation Unit values and number of Accumulation Units for contracts purchased as part of a Fee-Based Financial Plan on or after June 30, 2010 for funds available in the periods ended December 31. It should be read along with the VAA's financial statement and notes which are included in the SAI.


                      with EGMDB                          with GOP                        Acct Value DB
          ---------------------------------- ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit                  Accumulation unit
                 value                              value                              value
          --------------------   Number of   --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- ------------- ----------- -------- -------------
ABVPSF Global Thematic Growth
2011  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2012  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2013  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
--------- ------      ------        --------   ------    ------        -------- ----------- -------- -------------
ABVPSF Growth and Income(1)
2011  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2012  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2013  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
--------- ------      ------        --------   ------    ------        -------- ----------- -------- -------------
ABVPSF International Value(2)
2011  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2012  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2013  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
--------- ------      ------        --------   ------    ------        -------- ----------- -------- -------------
ABVPSF Small/Mid Cap Value
2011  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2012  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2013  .   16.046      16.603          1*        N/A        N/A         N/A         N/A        N/A         N/A
--------- ------      ------        ---        ------    ------        -------- ----------- -------- -------------
American Funds Global Growth
2011  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2012  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2013  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
--------- ------      ------        ---        ------    ------        -------- ----------- -------- -------------
American Funds Global Small Capitalization
2011  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2012  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2013  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
--------- ------      ------        ---        ------    ------        -------- ----------- -------- -------------
American Funds Growth
2011  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2012  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2013  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
--------- ------      ------        ---        ------    ------        -------- ----------- -------- -------------
American Funds Growth-Income
2011  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2012  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2013  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
--------- ------      ------        ---        ------    ------        -------- ----------- -------- -------------
American Funds International
2011  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2012  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2013  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
--------- ------      ------        ---        ------    ------        -------- ----------- -------- -------------
BlackRock Global Allocation V.I.
2011  .   N/A           N/A         N/A        12.695    12.153          2         N/A        N/A         N/A
2012  .   N/A           N/A         N/A        12.153    13.278          2         N/A        N/A         N/A
2013  .   N/A           N/A         N/A        13.278    15.094          3         N/A        N/A         N/A
--------- ------      ------        ---        ------    ------        ---      ----------- -------- -------------
Delaware VIP Diversified Income
2011  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2012  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2013  .   N/A           N/A         N/A        15.539    15.057          2         N/A        N/A         N/A
--------- ------      ------        ---        ------    ------        ---      ----------- -------- -------------

                      with EGMDB                          with GOP                        Acct Value DB
          ---------------------------------- ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit                  Accumulation unit
                 value                              value                              value
          --------------------   Number of   --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- ------------- ----------- -------- -------------
Delaware VIP Emerging Markets
2011  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2012  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2013  .   11.397      11.632          1*        N/A        N/A         N/A         N/A        N/A         N/A
--------- ------      ------        ---        ------    ------        -------- ----------- -------- -------------
Delaware VIP Limited-Term Diversified Income
2011  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2012  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2013  .   N/A           N/A         N/A        12.211    12.109          3         N/A        N/A         N/A
--------- ------      ------        ---        ------    ------        ---      ----------- -------- -------------
Delaware VIP REIT
2011  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2012  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2013  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
--------- ------      ------        ---        ------    ------        ---      ----------- -------- -------------
Delaware VIP Small Cap Value
2011  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2012  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2013  .   16.470      17.059          1*       13.928    17.296          1*        N/A        N/A         N/A
--------- ------      ------        ---        ------    ------        ---      ----------- -------- -------------
Delaware VIP Smid Cap Growth
2011  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2012  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2013  .   N/A           N/A         N/A        16.658    19.426          1*        N/A        N/A         N/A
--------- ------      ------        ---        ------    ------        ---      ----------- -------- -------------
Delaware VIP U.S. Growth
2011  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2012  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2013  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
--------- ------      ------        ---        ------    ------        ---      ----------- -------- -------------
Delaware VIP Value
2011  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2012  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2013  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
--------- ------      ------        ---        ------    ------        ---      ----------- -------- -------------
DWS Alternative Asset Allocation
2011  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2012  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2013  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
--------- ------      ------        ---        ------    ------        ---      ----------- -------- -------------
Fidelity VIP Contrafund
2011  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2012  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2013  .   14.276      14.856          1*        N/A        N/A         N/A         N/A        N/A         N/A
--------- ------      ------        ---        ------    ------        ---      ----------- -------- -------------
Fidelity VIP Growth
2011  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2012  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2013  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
--------- ------      ------        ---        ------    ------        ---      ----------- -------- -------------
Fidelity VIP Mid Cap
2011  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2012  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2013  .   15.869      16.508          1*        N/A        N/A         N/A         N/A        N/A         N/A
--------- ------      ------        ---        ------    ------        ---      ----------- -------- -------------
Fidelity VIP Overseas(3)
2011  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2012  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2013  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
--------- ------      ------        ---        ------    ------        ---      ----------- -------- -------------
FTVIPT Franklin Income Securities
2011  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2012  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2013  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
--------- ------      ------        ---        ------    ------        ---      ----------- -------- -------------

                       with EGMDB                            with GOP                         Acct Value DB
          ------------------------------------ ------------------------------------ ----------------------------------
            Accumulation unit                    Accumulation unit                   Accumulation unit
                  value                                value                               value
          ----------------------   Number of   ----------------------   Number of   --------------------   Number of
           Beginning    End of    accumulation  Beginning    End of    accumulation  Beginning   End of   accumulation
           of period    period       units      of period    period       units      of period   period      units
          ----------- ---------- ------------- ----------- ---------- ------------- ----------- -------- -------------
FTVIPT Franklin Small-Mid Cap Growth Securities(4)
2011  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2012  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2013  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
---------     --          --          --------     --          --          -------- ----------- -------- -------------
FTVIPT Mutual Shares Securities
2011  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2012  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2013  .     12.328      12.736          1*        11.961     12.964          1*        N/A        N/A         N/A
---------   ------      ------        ---         ------     ------        ---      ----------- -------- -------------
LVIP American Global Growth
2011  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2012  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2013  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
---------   ------      ------        ---         ------     ------        ---      ----------- -------- -------------
LVIP American Global Small Capitalization
2011  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2012  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2013  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
---------   ------      ------        ---         ------     ------        ---      ----------- -------- -------------
LVIP American Growth
2011  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2012  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2013  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
---------   ------      ------        ---         ------     ------        ---      ----------- -------- -------------
LVIP American Growth-Income
2011  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2012  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2013  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
---------   ------      ------        ---         ------     ------        ---      ----------- -------- -------------
LVIP American International
2011  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2012  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2013  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
---------   ------      ------        ---         ------     ------        ---      ----------- -------- -------------
LVIP Baron Growth Opportunities
2011  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2012  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2013  .     17.278      17.855          1*         N/A         N/A         N/A         N/A        N/A         N/A
---------   ------      ------        ---         ------     ------        ---      ----------- -------- -------------
LVIP BlackRock Emerging Markets RPM
2012  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2013  .       N/A         N/A         N/A         10.383     10.048          2         N/A        N/A         N/A
---------   ------      ------        ---         ------     ------        ---      ----------- -------- -------------
LVIP BlackRock Equity Dividend RPM
2011  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2012  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2013  .       N/A         N/A         N/A         10.931     12.071          4         N/A        N/A         N/A
---------   ------      ------        ---         ------     ------        ---      ----------- -------- -------------
LVIP BlackRock Global Allocation V.I. RPM
2013  .       N/A         N/A         N/A          9.839     10.471          5         N/A        N/A         N/A
---------   ------      ------        ---         ------     ------        ---      ----------- -------- -------------
LVIP BlackRock Inflation Protected Bond
2011  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2012  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2013  .       N/A         N/A         N/A         11.823     10.827          2         N/A        N/A         N/A
---------   ------      ------        ---         ------     ------        ---      ----------- -------- -------------
LVIP Capital Growth
2011  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2012  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2013  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
---------   ------      ------        ---         ------     ------        ---      ----------- -------- -------------
LVIP Clarion Global Real Estate
2011  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2012  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2013  .      8.292       8.546          1*         8.817      8.686          2         N/A        N/A         N/A
---------   ------      ------        ---         ------     ------        ---      ----------- -------- -------------
LVIP Columbia Small-Mid Cap Growth RPM
2011  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2012  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2013  .       N/A         N/A         N/A         11.908     12.270          1*        N/A        N/A         N/A
---------   ------      ------        ---         ------     ------        ---      ----------- -------- -------------

                      with EGMDB                          with GOP                        Acct Value DB
          ---------------------------------- ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit                  Accumulation unit
                 value                              value                              value
          --------------------   Number of   --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- ------------- ----------- -------- -------------
LVIP Delaware Bond
2011  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2012  .   N/A           N/A         N/A        14.245    14.314          1*        N/A        N/A         N/A
2013  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
--------- ------      ------        --------   ------    ------        ---      ----------- -------- -------------
LVIP Delaware Diversified Floating Rate
2011  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2012  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2013  .   10.189      10.203          1*       10.354    10.298          7         N/A        N/A         N/A
--------- ------      ------        ---        ------    ------        ---      ----------- -------- -------------
LVIP Delaware Growth and Income
2011  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2012  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2013  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
--------- ------      ------        ---        ------    ------        ---      ----------- -------- -------------
LVIP Delaware Social Awareness
2011  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2012  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2013  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
--------- ------      ------        ---        ------    ------        ---      ----------- -------- -------------
LVIP Delaware Special Opportunities
2011  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2012  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2013  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
--------- ------      ------        ---        ------    ------        ---      ----------- -------- -------------
LVIP Dimensional Non-U.S. Equity RPM
2011  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2012  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2013  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
--------- ------      ------        ---        ------    ------        ---      ----------- -------- -------------
LVIP Dimensional U.S. Equity RPM
2011  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2012  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2013  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
--------- ------      ------        ---        ------    ------        ---      ----------- -------- -------------
LVIP Dimensional/Vanguard Total Bond
2011  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2012  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2013  .   N/A           N/A         N/A        10.606    10.309          9         N/A        N/A         N/A
--------- ------      ------        ---        ------    ------        ---      ----------- -------- -------------
LVIP Global Income
2011  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2012  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2013  .   11.932      11.881          1*       12.267    12.020          3         N/A        N/A         N/A
--------- ------      ------        ---        ------    ------        ---      ----------- -------- -------------
LVIP JPMorgan High Yield
2011  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2012  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2013  .   13.158      13.198          1*       13.030    13.318          1*        N/A        N/A         N/A
--------- ------      ------        ---        ------    ------        ---      ----------- -------- -------------
LVIP JPMorgan Mid Cap Value RPM
2011  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2012  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2013  .   N/A           N/A         N/A        11.380    12.710          2         N/A        N/A         N/A
--------- ------      ------        ---        ------    ------        ---      ----------- -------- -------------
LVIP Managed Risk Profile Conservative
2011  .   N/A           N/A         N/A        11.813    12.139          2         N/A        N/A         N/A
2012  .   N/A           N/A         N/A        12.139    13.207          5         N/A        N/A         N/A
2013  .   N/A           N/A         N/A        13.207    14.364          2         N/A        N/A         N/A
--------- ------      ------        ---        ------    ------        ---      ----------- -------- -------------
LVIP Managed Risk Profile Growth
2011  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2012  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2013  .   N/A           N/A         N/A        11.562    12.641          6         N/A        N/A         N/A
--------- ------      ------        ---        ------    ------        ---      ----------- -------- -------------
LVIP Managed Risk Profile Moderate
2011  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2012  .   N/A           N/A         N/A        12.054    12.274         10         N/A        N/A         N/A
2013  .   N/A           N/A         N/A        12.274    13.607         21         N/A        N/A         N/A
--------- ------      ------        ---        ------    ------        ---      ----------- -------- -------------
LVIP MFS International Growth RPM
2013  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
--------- ------      ------        ---        ------    ------        ---      ----------- -------- -------------

                      with EGMDB                          with GOP                        Acct Value DB
          ---------------------------------- ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit                  Accumulation unit
                 value                              value                              value
          --------------------   Number of   --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- ------------- ----------- -------- -------------
LVIP MFS International Growth
2011  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2012  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2013  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
--------- ----------- -------- -------------   ------    ------        -------- ----------- -------- -------------
LVIP MFS Value
2011  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2012  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2013  .   N/A           N/A         N/A        12.177    13.363          2         N/A        N/A         N/A
--------- ----------- -------- -------------   ------    ------        ---      ----------- -------- -------------
LVIP Mid-Cap Value
2011  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2012  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2013  .   N/A           N/A         N/A        11.759    13.007          1*        N/A        N/A         N/A
--------- ----------- -------- -------------   ------    ------        ---      ----------- -------- -------------
LVIP Mondrian International Value
2011  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2012  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2013  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
--------- ----------- -------- -------------   ------    ------        ---      ----------- -------- -------------
LVIP Money Market
2011  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2012  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2013  .   N/A           N/A         N/A        10.326    10.281          2         N/A        N/A         N/A
--------- ----------- -------- -------------   ------    ------        ---      ----------- -------- -------------
LVIP SSgA Bond Index
2011  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2012  .   N/A           N/A         N/A        12.510    12.527          1*        N/A        N/A         N/A
2013  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
--------- ----------- -------- -------------   ------    ------        ---      ----------- -------- -------------
LVIP SSgA Conservative Index Allocation
2011  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2012  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2013  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
--------- ----------- -------- -------------   ------    ------        ---      ----------- -------- -------------
LVIP SSgA Conservative Structured Allocation
2011  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2012  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2013  .   N/A           N/A         N/A        11.793    12.115          1*        N/A        N/A         N/A
--------- ----------- -------- -------------   ------    ------        ---      ----------- -------- -------------
LVIP SSgA Developed International 150
2011  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2012  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2013  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
--------- ----------- -------- -------------   ------    ------        ---      ----------- -------- -------------
LVIP SSgA Emerging Markets 100
2011  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2012  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2013  .   N/A           N/A         N/A        12.140    13.139          1*        N/A        N/A         N/A
--------- ----------- -------- -------------   ------    ------        ---      ----------- -------- -------------
LVIP SSgA Global Tactical Allocation RPM
2011  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2012  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2013  .   N/A           N/A         N/A        10.404    11.080          2         N/A        N/A         N/A
--------- ----------- -------- -------------   ------    ------        ---      ----------- -------- -------------
LVIP SSgA International Index
2011  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2012  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2013  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
--------- ----------- -------- -------------   ------    ------        ---      ----------- -------- -------------
LVIP SSgA Large Cap 100
2011  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2012  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2013  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
--------- ----------- -------- -------------   ------    ------        ---      ----------- -------- -------------
LVIP SSgA Large Cap RPM
2013  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
--------- ----------- -------- -------------   ------    ------        ---      ----------- -------- -------------
LVIP SSgA Moderate Index Allocation
2011  .   N/A           N/A         N/A        10.695    10.575          4         N/A        N/A         N/A
2012  .   N/A           N/A         N/A        10.575    11.707          4         N/A        N/A         N/A
2013  .   N/A           N/A         N/A        11.707    13.048          4         N/A        N/A         N/A
--------- ----------- -------- -------------   ------    ------        ---      ----------- -------- -------------

                      with EGMDB                          with GOP                        Acct Value DB
          ---------------------------------- ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit                  Accumulation unit
                 value                              value                              value
          --------------------   Number of   --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- ------------- ----------- -------- -------------
LVIP SSgA Moderate Structured Allocation
2011  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2012  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2013  .   N/A           N/A         N/A        12.218    12.900          1*        N/A        N/A         N/A
--------- ------      ------        --------   ------    ------        ---      ----------- -------- -------------
LVIP SSgA Moderately Aggressive Index Allocation
2011  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2012  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2013  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
--------- ------      ------        --------   ------    ------        ---      ----------- -------- -------------
LVIP SSgA Moderately Aggressive Structured Allocation
2011  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2012  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2013  .   N/A           N/A         N/A        12.493    13.365          1*        N/A        N/A         N/A
--------- ------      ------        --------   ------    ------        ---      ----------- -------- -------------
LVIP SSgA S&P 500 Index
2011  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2012  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2013  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
--------- ------      ------        --------   ------    ------        ---      ----------- -------- -------------
LVIP SSgA Small-Cap Index
2011  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2012  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2013  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
--------- ------      ------        --------   ------    ------        ---      ----------- -------- -------------
LVIP SSgA Small-Cap RPM
2013  .   N/A           N/A         N/A        10.589    11.219          1*        N/A        N/A         N/A
--------- ------      ------        --------   ------    ------        ---      ----------- -------- -------------
LVIP SSgA Small-Mid Cap 200
2011  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2012  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2013  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
--------- ------      ------        --------   ------    ------        ---      ----------- -------- -------------
LVIP T. Rowe Price Growth Stock
2011  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2012  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2013  .   14.085      14.619          1*       11.454    14.863          3         N/A        N/A         N/A
--------- ------      ------        ---        ------    ------        ---      ----------- -------- -------------
LVIP T. Rowe Price Structured Mid-Cap Growth
2011  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2012  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2013  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
--------- ------      ------        ---        ------    ------        ---      ----------- -------- -------------
LVIP Templeton Growth RPM
2011  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2012  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2013  .   N/A           N/A         N/A        10.618    11.186          1*        N/A        N/A         N/A
--------- ------      ------        ---        ------    ------        ---      ----------- -------- -------------
LVIP UBS Large Cap Growth RPM
2011  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2012  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2013  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
--------- ------      ------        ---        ------    ------        ---      ----------- -------- -------------
LVIP Vanguard Domestic Equity ETF
2011  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2012  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2013  .   N/A           N/A         N/A        11.559    13.887         11         N/A        N/A         N/A
--------- ------      ------        ---        ------    ------        ---      ----------- -------- -------------
LVIP Vanguard International Equity ETF
2011  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2012  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2013  .   N/A           N/A         N/A        10.244    11.287          6         N/A        N/A         N/A
--------- ------      ------        ---        ------    ------        ---      ----------- -------- -------------
LVIP VIP Contrafund RPM
2013  .   N/A           N/A         N/A        10.130    11.122          2         N/A        N/A         N/A
--------- ------      ------        ---        ------    ------        ---      ----------- -------- -------------
MFS VIT Growth
2011  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2012  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2013  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
--------- ------      ------        ---        ------    ------        ---      ----------- -------- -------------

                      with EGMDB                          with GOP                        Acct Value DB
          ---------------------------------- ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit                  Accumulation unit
                 value                              value                              value
          --------------------   Number of   --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- ------------- ----------- -------- -------------
MFS VIT Total Return(5)
2011  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2012  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2013  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
--------- ----------- -------- -------------   ------    ------        -------- ----------- -------- -------------
MFS VIT Utilities
2011  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2012  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2013  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
--------- ----------- -------- -------------   ------    ------        -------- ----------- -------- -------------
PIMCO VIT CommodityRealReturn Strategy
2011  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2012  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2013  .   N/A           N/A         N/A        14.100    12.621          1*        N/A        N/A         N/A
--------- ----------- -------- -------------   ------    ------        ---      ----------- -------- -------------

*     The numbers of accumulation units less than 500 were rounded up to one.

(1) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSgA S&P 500 Index Fund Subaccount.

(2) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP Mondrian International Value Fund Subaccount.

(3) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSgA International Index Fund Subaccount.

(4) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSgA Small-Cap Index Fund Subaccount.

(5) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSgA Moderate Structured Allocation Fund Subaccount.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Appendix D-Guaranteed Annual Income Percentages For Previous Rider Elections

Guaranteed Annual Income Percentages by Ages for rider elections on or after
                  December 3, 2012 but prior to May 20, 2013:


             Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)


 Single & Joint Life Option*      Single & Joint Life Option
-----------------------------    ---------------------------
                                   Guaranteed Annual Income
             Age                      amount percentage
-----------------------------    ---------------------------
       55 - under 591/2                     3.50%
          591/2 - 64                        4.00%
             65+                            5.00%

                    Lincoln Lifetime IncomeSM Advantage 2.0


 Single & Joint Life Option*      Single & Joint Life Option
-----------------------------    ---------------------------
                                   Guaranteed Annual Income
             Age                      amount percentage
-----------------------------    ---------------------------
       55 - under 591/2                     3.00%
          591/2 - 64                        3.50%
           65 - 69                          4.50%
             70+                            5.00%

*If joint life option is in effect, the younger of you and your spouse's age applies.


Guaranteed Annual Income Percentage by Ages for rider elections on or after
                  April 2, 2012 but prior to December 3, 2012:


             Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)


                Single Life Option                                    Joint Life Option
--------------------------------------------------    --------------------------------------------------
                                                               Age
                         Guaranteed Annual Income      (younger of you and      Guaranteed Annual Income
         Age                 amount percentage          your spouse's age)         amount percentage
--------------------    --------------------------    ---------------------    -------------------------
  55 - under 591/2                4.00%                     55 - 64                      4.00%
       591/2+                     5.00%                       65+                        5.00%

                    Lincoln Lifetime IncomeSM Advantage 2.0


                Single Life Option                                    Joint Life Option
--------------------------------------------------    --------------------------------------------------
                                                               Age
                         Guaranteed Annual Income      (younger of you and      Guaranteed Annual Income
         Age                 amount percentage          your spouse's age)         amount percentage
--------------------    --------------------------    ---------------------    -------------------------
  55 - under 591/2                3.50%                     55 - 64                      3.50%
     591/2 - 64                   4.00%                     65 - 69                      4.50%
       65 - 69                    4.50%                       70+                        5.00%
         70+                      5.00%



Guaranteed Annual Income Percentages by Ages for rider elections prior to April
                                    2, 2012:


                    Lincoln Lifetime IncomeSM Advantage 2.0


                Single Life Option                                    Joint Life Option
--------------------------------------------------    --------------------------------------------------
                                                               Age
                         Guaranteed Annual Income      (younger of you and      Guaranteed Annual Income
         Age                 amount percentage          your spouse's age)         amount percentage
--------------------    --------------------------    ---------------------    -------------------------
  55 - under 591/2                4.00%                     55 - 64                      4.00%
       591/2+                     5.00%                       65+                        5.00%

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Appendix E-Guaranteed Income Benefit Percentages For Previous Rider Elections

 Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for:


i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) elections between May 21, 2012 and May 19, 2013, or for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) between April 2, 2012 and May 19, 2013, or 4LATER (Reg. TM) Advantage (Managed Risk) between October 1, 2012 and May
                                   19, 2013.


 Single & Joint Life Option*      Single & Joint Life Option*
-----------------------------    ----------------------------
                                     Percentage of Account
             Age                    Value or Income Base**
-----------------------------    ----------------------------
         Under age 40                       2.50%
           40 - 54                          3.00%
       55 - under 591/2                     3.50%
          591/2 - 64                        4.00%
           65 - 69                          4.50%
           70 - 79                          5.00%
             80+                            5.50%


* If joint life option is in effect, the younger of you and your spouse's age applies.

** Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up, if any, or the rider's effective date (if there have not been any Automatic Annual Step-ups) if greater than the Account Value to establish the initial Guaranteed Income Benefit. Purchasers of 4LATER (Reg. TM) Advantage (Managed Risk) may use any remaining Income Base to establish the initial Guaranteed Income Benefit.


i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit elections between May 21,
                         2012 and May 19, 2013, or for
purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 between April 2, 2012 and
                                 May 19, 2013.


 Single & Joint Life Option*         Single & Joint Life Option*
-----------------------------    -----------------------------------
                                     Percentage of Account Value,
             Age                  Income Base or Guaranteed Amount**
-----------------------------    -----------------------------------
         Under age 40                           2.00%
           40 - 54                              2.50%
       55 - under 591/2                         3.00%
          591/2 - 64                            3.50%
           65 - 69                              4.00%
           70 - 74                              4.50%
             75+                                5.00%


* If joint life option is in effect, the younger of you and your spouse's age applies.

** Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the rider's effective date (if there has not been any Automatic Annual Step-up) if greater than the Account Value to establish the initial Guaranteed Income Benefit.


i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit elections prior to May 21,
                          2012, or for purchasers of
        Lincoln Lifetime IncomeSM Advantage 2.0 prior to April 2, 2012.


 Single & Joint Life Option*         Single & Joint Life Option*
-----------------------------    -----------------------------------
                                     Percentage of Account Value,
             Age                  Income Base or Guaranteed Amount**
-----------------------------    -----------------------------------
         Under age 40                           2.50%
           40 - 54                              3.00%
       55 - under 591/2                         3.50%
          591/2 - 64                            4.00%
           65 - 69                              4.50%
           70 - 79                              5.00%
             80+                                5.50%


* If joint life option is in effect, the younger of you and your spouse's age applies.

** Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the rider's effective date (if there has not been any Automatic Annual Step-up) if greater than the Account Value to establish the initial Guaranteed Income Benefit.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Lincoln ChoicePlus AssuranceSM (A Share)
Lincoln New York Account N for Variable Annuities
(Registrant)

Lincoln Life & Annuity Company of New York  (Depositor)



Statement of Additional Information (SAI)
This SAI should be read in conjunction with the Lincoln ChoicePlus AssuranceSM (A Share) prospectus of Lincoln New York Account N for Variable Annuities dated May 1, 2014. You may obtain a copy of the Lincoln ChoicePlus AssuranceSM (A Share) prospectus on request and without charge. Please write Lincoln Life & Annuity Company of New York, PO Box 2348, Fort Wayne, IN 46801-2348, or call 1-888-868-2583.



Table of Contents





Item                                             Page
Special Terms                                   B-2
Services                                        B-2
Principal Underwriter                           B-2
Purchase of Securities Being Offered            B-2
Interest Adjustment Example                     B-2
Annuity Payouts                                 B-4
Examples of Regular Income Payment
Calculations                                    B-5
Determination of Accumulation and Annuity Unit
Value                                           B-5


Item                                            Page
Capital Markets                                 B-5
Advertising & Ratings                           B-6
About the S&P 500 Index                         B-6
Unclaimed Property                              B-6
Additional Services                             B-7
Other Information                               B-7
Financial Statements                            B-8

This SAI is not a prospectus.
The date of this SAI is May 1, 2014.

Special Terms
The special terms used in this SAI are the ones defined in the prospectus.


Services

Independent Registered Public Accounting Firm
Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) our financial statements of the Lincoln New York Account N for Variable Annuities as of December 31, 2013 and for the year then ended and the statement of changes in net assets for each of the years in the two year period ended December 31, 2013; and b) our financial statements of Lincoln Life & Annuity Company of New York as of December 31, 2013 and 2012 and for each of the three years in the period ended December 31, 2013, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.


Keeper of Records

All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible to Lincoln New York. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service. Administrative services necessary for the operations of the VAA and the contracts are currently provided by Lincoln Life. However, neither the assets of Lincoln Life nor the assets of LNC support the obligation of Lincoln New York under the contracts.



Principal Underwriter
Lincoln Financial Distributors, Inc., ("LFD"), an affiliate of Lincoln New York, serves as principal underwriter (the "Principal Underwriter") for the contracts, as described in the prospectus. The Principal Underwriter offers the contracts to the public on a continuous basis and anticipates continuing to offer the contracts, but reserves the right to discontinue the offering. The Principal Underwriter offers the contracts through sales representatives who are also associated with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corp. (collectively "LFN"), our affiliates. The Principal Underwriter also may enter into selling agreements with other broker-dealers ("Selling Firms") for the sale of the contracts. Sales representatives of Selling Firms are appointed as our insurance agents. LFD, acting as Principal Underwriter, paid $16,649,416, $21,994,157 and $33,284,942 to LFN and Selling
Firms in 2011, 2012 and 2013, respectively, as sales compensation with respect to the contracts. The Principal Underwriter retained no underwriting commissions for the sale of the contracts.



Purchase of Securities Being Offered
The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling our products; through independent insurance brokers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee and/or surrender charge may be reduced or waived.

Both before and after the Annuity Commencement Date, there are exchange privileges between Subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The Contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.

The offering of the contracts is continuous.



Interest Adjustment Example
Note: This example is intended to show how the Interest Adjustment calculation impacts the surrender value of a representative contract. The surrender charges, annual account fee, adjustment factor, and guaranteed minimum interest rate values shown here are generally different from those that apply to specific contracts, particularly those contracts that deduct an initial sales load or pay a bonus on deposits. Calculations of the Interest Adjustment in your contract, if applicable, will be based on the factors applicable to your contract. The Interest Adjustment may be referred to as a Market Value Adjustment in your contract.

                     SAMPLE CALCULATIONS FOR MALE 35 ISSUE
                             CASH SURRENDER VALUES


         Single Premium..................    $50,000
         Premium taxes...................    None
         Withdrawals.....................    None
         Guaranteed Period...............    5 years
         Guaranteed Interest Rate........    3.50%
         Annuity Date....................    Age 70
         Index Rate A....................    3.50%
         Index Rate B....................    4.00% End of contract year 1
                                             3.50% End of contract year 2
                                             3.00% End of contract year 3
                                             2.00% End of contract year 4
         Percentage adjustment to B......    0.50%



         Interest Adjustment Formula                  (1 + Index A)n
                                              ------------------------------
                                                                             -1
         n = Remaining Guaranteed Period      (1 + Index B + % Adjustment)n

                          SURRENDER VALUE CALCULATION


                                                   (3)
                   (1)             (2)          Adjusted     (4)         (5)         (6)         (7)
                 Annuity      1 + Interest       Annuity   Minimum   Greater of   Surrender   Surrender
Contract Year     Value    Adjustment Formula     Value     Value     (3) & (4)     Charge      Value
--------------- --------- -------------------- ---------- --------- ------------ ----------- ----------
1..............  $51,710       0.962268         $49,759    $50,710     $50,710      $4,250    $46,460
2..............  $53,480       0.985646         $52,712    $51,431     $52,712      $4,250    $48,462
3..............  $55,312       1.000000         $55,312    $52,162     $55,312      $4,000    $51,312
4..............  $57,208       1.009756         $57,766    $52,905     $57,766      $3,500    $54,266
5..............  $59,170          N/A           $59,170    $53,658     $59,170      $3,000    $56,170

                           ANNUITY VALUE CALCULATION


                   BOY*                             Annual         EOY**
                 Annuity         Guaranteed        Account        Annuity
Contract Year     Value        Interest Rate         Fee           Value
--------------- ---------     ---------------     ---------     ----------
 1..............$50,000   x       1.035       -   $40       =   $51,710
 2..............$51,710   x       1.035       -   $40       =   $53,480
 3..............$53,480   x       1.035       -   $40       =   $55,312
 4..............$55,312   x       1.035       -   $40       =   $57,208
 5..............$57,208   x       1.035       -   $40       =   $59,170

                          SURRENDER CHARGE CALCULATION


                 Surrender
                  Charge                      Surrender
Contract Year     Factor        Deposit        Charge
--------------- ----------     ---------     ----------
 1..............   8.5%    x   $50,000   =   $4,250
 2..............   8.5%    x   $50,000   =   $4,250
 3..............   8.0%    x   $50,000   =   $4,000
 4..............   7.0%    x   $50,000   =   $3,500
 5..............   6.0%    x   $50,000   =   $3,000

                 1 + INTEREST ADJUSTMENT FORMULA CALCULATION

Contract Year    Index A   Index B   Adj Index B     N     Result
--------------- --------- --------- ------------- ------ ---------
1..............  3.50%     4.00%       4.50%         4   0.962268
2..............  3.50%     3.50%       4.00%         3   0.985646
3..............  3.50%     3.00%       3.50%         2   1.000000
4..............  3.50%     2.00%       2.50%         1   1.009756
5..............  3.50%      N/A         N/A         N/A     N/A

                           MINIMUM VALUE CALCULATION


                                   Minimum           Annual
                                  Guaranteed        Account        Minimum
Contract Year                   Interest Rate         Fee           Value
---------------                ---------------     ---------     ----------
 1..............$50,000    x       1.015       -   $40       =   $50,710
 2..............$50,710    x       1.015       -   $40       =   $51,431
 3..............$51,431    x       1.015       -   $40       =   $52,162
 4..............$52,162    x       1.015       -   $40       =   $52,905
 5..............$52,905    x       1.015       -   $40       =   $53,658


                             * BOY = beginning of year

                                        ** EOY = end of year



Annuity Payouts

Variable Annuity Payouts
Variable Annuity Payouts will be determined on the basis of:
 o the dollar value of the contract on the Annuity Commencement Date less any applicable premium tax;
 o the annuity tables contained in the contract;
 o the type of annuity option selected; and
 o the investment results of the fund(s) selected.

In order to determine the amount of variable Annuity Payouts, we make the following calculation:
 o first, we determine the dollar amount of the first payout;
 o second, we credit the contract with a fixed number of Annuity Units based on the amount of the first payout; and
 o third, we calculate the value of the Annuity Units each period thereafter.

These steps are explained below.

The dollar amount of the first periodic variable Annuity Payout is determined by applying the total value of the Accumulation Units credited under the contract valued as of the Annuity Commencement Date (less any premium taxes) to the annuity tables contained in the contract. The first variable Annuity Payout will be paid 14 days after the Annuity Commencement Date. This day of the month will become the day on which all future Annuity Payouts will be paid. Amounts shown in the tables are based on the 1983 Table "a" Individual Annuity Mortality Tables, modified, with an assumed investment return at the rate of 3%, 4% or 5% per annum, depending on the terms of your contract. The first Annuity Payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the Annuitant at the Annuity Commencement Date. The assumed interest rate is the measuring point for subsequent Annuity Payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess.

Conversely, if the actual rate is less than the assumed interest rate, Annuity Payouts will decrease. If the assumed rate of interest were to be increased, Annuity Payouts would start at a higher level but would decrease more rapidly or increase more slowly.

We may use sex-distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.

At an Annuity Commencement Date, the contract is credited with Annuity Units for each Subaccount on which variable Annuity Payouts are based. The number of Annuity Units to be credited is determined by dividing the amount of the first periodic payout by the value of an Annuity Unit in each Subaccount selected. Although the number of Annuity Units is fixed by this process, the value of such units will vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying the Contractowner's fixed number of Annuity Units in each Subaccount by the appropriate Annuity Unit value for the Valuation Date ending 14 days prior to the date that payout is due.

The value of each Subaccount's Annuity Unit will be set initially at $1.00. The Annuity Unit value for each Subaccount at the end of any Valuation Date is determined by multiplying the Subaccount Annuity Unit value for the immediately preceding Valuation Date by the product of:
 o The net investment factor of the Subaccount for the Valuation Period for which the Annuity Unit value is being determined, and
 o A factor to neutralize the assumed investment return in the annuity table.

The value of the Annuity Units is determined as of a Valuation Date 14 days prior to the payment date in order to permit calculation of amounts of Annuity Payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.



Examples of Regular Income Payment Calculations
These examples will illustrate the impact of the length of the access period and the impact of a withdrawal on the Regular Income Payments. These examples assume that the investment return is the same as the assumed investment return
(AIR) to make the Regular Income Payment calculations simpler to understand. The Regular Income Payments will vary based on the investment performance of the underlying funds.


         Annuitant............................ Male, Age 65
         Secondary Life....................... Female, Age 63
         Purchase Payment..................... $200,000.00
         Regular Income Payment Frequency..... Annual
         AIR.................................. 4.0%
         Hypothetical Investment Return....... 4.0%

                                               20-year Access Period    30-Year Access Period
         Regular Income Payment............... $ 10,566.86              $9,974.48

A 10% withdrawal from the Account Value will reduce the Regular Income Payments by 10% to $9,510.17 with the 20-year access period and $8,977.03 with the 30-year access period.

At the end of the 20-year Access Period, the remaining Account Value of $110,977.41 (assuming no withdrawals) will be used to continue the $10,566.86 Regular Income Payment during the Lifetime Income Period for the lives of the annuitant and Secondary Life. At the end of the 30-year Access Period, the remaining Account Value of $66,884.77 (assuming no withdrawals) will be used to continue the $9,974.48 Regular Income Payment during the Lifetime Income Period for the lives of the annuitant and Secondary Life. (Note: the Regular Income Payments during the Lifetime Income Period will vary with the investment performance of the underlying funds).



Determination of Accumulation and Annuity Unit Value
A description of the days on which Accumulation and Annuity Units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.

Since the portfolios of some of the fund and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those fund and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series.


Capital Markets

In any particular year, our capital may increase or decrease depending on a variety of factors - the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.

Advertising & Ratings

We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln New York or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the product and do not refer to the performance of the product, or any separate account, including the underlying investment options. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. The current outlook for the insurance subsidiaries is stable for Moody's, A.M. Best, Fitch, and Standard & Poor's. Our financial strength ratings, which are intended to measure our ability to meet contract holder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings. For more information on ratings, including outlooks, see www.LincolnFinancial.com/investor.


About the S&P 500 Index

Investors look to indexes as a standard of market performance. Indexes are groups of stocks or bonds selected to represent an entire market. The S&P 500 Index is a widely used measure of large US company stock performance. It consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade, and range and diversity of the American economy.

In some cases, fund names and/or their objectives may include references to certain indices, such as the S&P 500 Index. Neither the contract nor the funds are sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the contract or any member of the public regarding the advisability of investing in securities generally or in the contract particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the contract. S&P has no obligation to take the needs of the Licensee or the owners of the contract into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the contract or the timing of the issuance or sale of the contract or in the determination or calculation of the equation by which the contract is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the contract.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND OR ITS SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.



Unclaimed Property
During 2013, a Global Resolution Agreement entered into by us and a third party auditor became effective upon its acceptance by the unclaimed property departments of 41 states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Master Death File ("SSMDF") to identify deceased insureds and contractholders where a valid claim has not been made. Also in December 2013, a Regulatory Settlement Agreement entered into by us to resolve a multi-state market conduct examination regarding its adherence to state claim settlement practices became effective upon its acceptance by the insurance departments of 20 states and jurisdictions. The final agreement covers 52 states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires us to adopt and implement additional procedures comparing its records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are conducting examinations and audits of our compliance with unclaimed property laws and considering proposals that would apply prospectively and require life insurance companies to take additional steps to identify unreported deceased policy and contract holders. These prospective changes and any escheatable property identified as a result of the audits and inquiries could result in: (1) additional payments of previously unclaimed death benefits; (2) the payment of abandoned funds to U.S.

jurisdictions; and (3) changes in our practices and procedures for the identification of escheatable funds and beneficiaries, which would impact claim payments and reserves, among other consequences.



Additional Services
Dollar Cost Averaging (DCA) - You may systematically transfer, on a monthly basis or in accordance with other terms we make available, amounts from certain Subaccounts, or the fixed side (if available) of the contract into the Subaccounts or in accordance with other terms we make available. You may elect to participate in the DCA program at the time of application or at anytime before the Annuity Commencement Date by completing an election form available from us. The minimum amount to be dollar cost averaged is $1,500 ($2,000 for contracts purchased prior to November 15, 2010) over any period between six and 60 months. Once elected, the program will remain in effect until the earlier of:
 o the Annuity Commencement Date;
 o the value of the amount being DCA'd is depleted; or
 o you cancel the program by written request or by telephone if we have your telephone authorization on file.

We reserve the right to restrict access to this program at any time.

A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or Interest Adjustment which may apply to transfers. Upon receipt of an additional Purchase Payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional Purchase Payments will be credited with interest at the standard DCA rate at the time. We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss.

Automatic Withdrawal Service (AWS) - AWS provides an automatic, periodic withdrawal of Contract Value to you. AWS may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the Contractowner. You may elect to participate in AWS at the time of application or at any time before the Annuity Commencement Date by sending a written request to us. The minimum Contract Value required to establish AWS is $10,000. You may cancel or make changes to your AWS program at any time by sending a written request to us. If telephone authorization has been elected, certain changes may be made by telephone. Notwithstanding the requirements of the program, any withdrawal must be permitted under Section 401(a)(9) of the IRC for qualified plans or permitted under Section 72 of the IRC for non-qualified contracts. To the extent that withdrawals under AWS do not qualify for an exemption from the contingent deferred sales charge, we will assess any applicable surrender charges on those withdrawals. See Surrender Charge.

Cross Reinvestment Program/Earnings Sweep Program - Under this option, Account Value in a designated variable Subaccount of the contract that exceeds a certain baseline amount is automatically transferred to another specific variable Subaccount(s) of the contract at specific intervals. You may elect to participate in the cross reinvestment program at the time of application or at any time before the Annuity Commencement Date by sending a written request to us or by telephone if we have your telephone authorization on file. You designate the holding account, the receiving account(s), and the baseline amount. Cross reinvestment will continue until we receive authorization to terminate the program.

The minimum holding Account Value required to establish cross reinvestment is $10,000. A transfer under this program is not considered a transfer for purposes of limiting the number of transfers that may be made. We reserve the right to discontinue this service at any time.

Portfolio Rebalancing - Portfolio rebalancing is an option, which, if elected by the Contractowner, restores to a pre-determined level the percentage of the Contract Value, allocated to each variable Subaccount. This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to us. If portfolio rebalancing is elected, all Purchase Payments allocated to the variable Subaccounts must be subject to portfolio rebalancing. Portfolio rebalancing may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the Contractowner. The Contractowner may terminate the portfolio rebalancing program or re-enroll at any time by sending a written request to us. If telephone authorization has been elected, the Contractowner may make these elections by phone. The portfolio rebalancing program is not available following the Annuity Commencement Date.



Other Information
Due to differences in redemption rates, tax treatment or other considerations, the interests of Contractowners under the variable life accounts could conflict with those of Contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.



Financial Statements
The December 31, 2013 financial statements of the VAA and the December 31, 2013 financial statements of Lincoln New York appear on the following pages.

Lincoln ChoicePlus AssuranceSM (A Class)
Lincoln New York Account N
for Variable Annuities
Individual Variable Annuity Contracts

Home Office:
Lincoln Life & Annuity Company of New York
100 Madison Street, Suite 1860
Syracuse, NY 13202
www.LincolnFinancial.com

Servicing Office:
Lincoln Life & Annuity Company of New York
PO Box 2348
Fort Wayne, IN 46801-2348
1-888-868-2583

This prospectus describes an individual flexible premium deferred variable annuity contract that is issued by Lincoln Life & Annuity Company of New York (Lincoln New York or Company). This contract is for use with nonqualified plans and qualified retirement plans under Sections 408 (IRAs) and 408A (Roth IRAs) of the tax code. Generally, you do not pay federal income tax on the contract's growth until it is paid out. However, IRAs provide tax deferral whether or not the funds are invested in an annuity contract. Further, if your contract is a Roth IRA, you generally will not pay income tax on a distribution, provided certain conditions are met. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. The contract is designed to accumulate Contract Value and to provide retirement income over a certain period of time, or for life, subject to certain conditions. This contract also offers a Death Benefit payable upon the death of the Contractowner or Annuitant.

The minimum initial Gross Purchase Payment for the contract is $1,500. Additional Gross Purchase Payments, subject to certain restrictions, may be made to the contract and must be at least $100 per payment ($25 if transmitted electronically), and at least $300 annually.

Except as noted below, you choose whether your Contract Value accumulates on a variable or a fixed (guaranteed) basis or both. Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting Purchase Payments or transfers into the fixed side of the contract at any time. If any portion of your Contract Value is in the fixed account, we promise to pay you your principal and a minimum interest rate. For the life of your contract or during certain periods, we may impose restrictions on the fixed account. At this time, the only fixed account available is for dollar cost averaging purposes.

All Net Purchase Payments for benefits on a variable basis will be placed in Lincoln New York Account N for Variable Annuities (Variable Annuity Account [VAA]). The VAA is a segregated investment account of Lincoln New York. You take all the investment risk on the Contract Value and the retirement income for amounts placed into one or more of the contract's variable options. If the Subaccounts you select make money, your Contract Value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the Subaccounts you select. We do not guarantee how any of the variable options or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract. The contracts are not bank deposits and are not endorsed by any bank or government agency.

The available funds are listed below:

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
     Invesco V.I. International Growth Fund*

AllianceBernstein Variable Products Series Fund:
     AllianceBernstein VPS Global Thematic Growth Portfolio
     AllianceBernstein VPS Small/Mid Cap Value Portfolio

American Funds Insurance Series (Reg. TM):
     American Funds Global Growth Fund
     American Funds Global Small Capitalization Fund
     American Funds Growth Fund
     American Funds Growth-Income Fund
     American Funds International Fund

BlackRock Variable Series Funds, Inc.:
     BlackRock Global Allocation V.I. Fund

Delaware VIP (Reg. TM) Trust:
     Delaware VIP (Reg. TM) Diversified Income Series
     Delaware VIP (Reg. TM) Emerging Markets Series
     Delaware VIP (Reg. TM) High Yield Series*

     Delaware VIP (Reg. TM) Limited-Term Diversified Income Series Delaware VIP (Reg. TM) REIT Series
     Delaware VIP (Reg. TM) Small Cap Value Series
     Delaware VIP (Reg. TM) Smid Cap Growth Series
     Delaware VIP (Reg. TM) U.S. Growth Series
     Delaware VIP (Reg. TM) Value Series

DWS Variable Series II:
     DWS Alternative Asset Allocation VIP Portfolio

Fidelity (Reg. TM) Variable Insurance Products:
     Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio
     Fidelity (Reg. TM) VIP Growth Portfolio
     Fidelity (Reg. TM) VIP Mid Cap Portfolio

Franklin Templeton Variable Insurance Products Trust:
     Franklin Income VIP Fund
     (formerly FTVIPT Franklin Income Securities Fund)
     Franklin Mutual Shares VIP Fund
     (formerly FTVIPT Mutual Shares Securities Fund)

   Templeton Global Bond VIP Fund*
     (formerly FTVIPT Templeton Global Bond Securities Fund)

Goldman Sachs Variable Insurance Trust:
     Goldman Sachs VIT Large Cap Value Fund

Legg Mason Partners Variable Equity Trust:
     ClearBridge Variable Mid Cap Core Portfolio*

Lincoln Variable Insurance Products Trust:
     LVIP Baron Growth Opportunities Fund
     LVIP BlackRock Emerging Markets RPM Fund
     LVIP BlackRock Equity Dividend RPM Fund
     LVIP BlackRock Inflation Protected Bond Fund
     LVIP Capital Growth Fund
     LVIP Clarion Global Real Estate Fund
     LVIP Columbia Small-Mid Cap Growth RPM Fund
     LVIP Delaware Bond Fund
     LVIP Delaware Diversified Floating Rate Fund
     LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund* LVIP Delaware Growth and Income Fund*
     LVIP Delaware Social Awareness Fund
     LVIP Delaware Special Opportunities Fund
     LVIP Dimensional Non-U.S. Equity RPM Fund
     LVIP Dimensional U.S. Equity RPM Fund
     LVIP Dimensional/Vanguard Total Bond Fund
     LVIP Global Income Fund
     LVIP JPMorgan High Yield Fund
     LVIP JPMorgan Mid Cap Value RPM Fund
     LVIP Managed Risk Profile 2010 Fund*
     LVIP Managed Risk Profile 2020 Fund*
     LVIP Managed Risk Profile 2030 Fund*
     LVIP Managed Risk Profile 2040 Fund*
     LVIP Managed Risk Profile Conservative Fund
     LVIP Managed Risk Profile Growth Fund
     LVIP Managed Risk Profile Moderate Fund
     LVIP MFS International Growth Fund
     LVIP MFS Value Fund
     LVIP Mid-Cap Value Fund

     LVIP Mondrian International Value Fund
     LVIP Money Market Fund
     LVIP PIMCO Low Duration Bond Fund*
     LVIP SSgA Bond Index Fund
     LVIP SSgA Conservative Index Allocation Fund
     LVIP SSgA Conservative Structured Allocation Fund
     LVIP SSgA Developed International 150 Fund
     LVIP SSgA Emerging Markets 100 Fund
     LVIP SSgA Global Tactical Allocation RPM Fund
     LVIP SSgA International Index Fund
     LVIP SSgA Large Cap 100 Fund
     LVIP SSgA Moderate Index Allocation Fund
     LVIP SSgA Moderate Structured Allocation Fund
     LVIP SSgA Moderately Aggressive Index Allocation Fund
     LVIP SSgA Moderately Aggressive Structured Allocation Fund
     LVIP SSgA Small-Cap Index Fund
     LVIP SSgA Small-Mid Cap 200 Fund
     LVIP SSgA S&P 500 Index Fund**
     LVIP T. Rowe Price Growth Stock Fund
     LVIP T. Rowe Price Structured Mid-Cap Growth Fund
     LVIP Templeton Growth RPM Fund
     LVIP UBS Large Cap Growth RPM Fund
     LVIP Vanguard Domestic Equity ETF Fund
     LVIP Vanguard International Equity ETF Fund

Lord Abbett Series Fund, Inc.:
     Lord Abbett Fundamental Equity Portfolio*

MFS (Reg. TM) Variable Insurance TrustSM:
     MFS (Reg. TM) VIT Growth Series
     MFS (Reg. TM) VIT Utilities Series

Oppenheimer Variable Account Funds:
     Oppenheimer Global Fund/VA*

PIMCO Variable Insurance Trust:
     PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio

The Universal Institutional Funds, Inc.:
     Morgan Stanley UIF Growth Portfolio*

* Not all funds are available in all contracts. Refer to the Description of the Funds section of this prospectus for specific information regarding availability of funds.

** "Standard & Poor's (Reg. TM)", "S&P 500 (Reg. TM)", "Standard & Poor's 500 (Reg. TM)" and "500" are trademarks of Standard & Poor's Financial Services, LLC, a subsidiary of The McGraw-Hill Companies, Inc. and have been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product.


This prospectus gives you information about the contract that you should know before you decide to buy a contract and make Gross Purchase Payments. You should also review the prospectuses for the funds and keep all prospectuses for future reference.

Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

More information about the contract is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI is incorporated by reference into this prospectus and is legally part of this prospectus. For a free copy of the SAI, write: Lincoln Life & Annuity Company of New York, PO Box 2348, Fort Wayne, IN 46801-2348, or call 1-888-868-2583.
The SAI and other information about Lincoln New York and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.

May 1, 2014

Table of Contents


Item                                                                             Page
Special Terms                                                                     4
Expense Tables                                                                    6
Summary of Common Questions                                                      15
Lincoln Life & Annuity Company of New York                                       18
Variable Annuity Account (VAA)                                                   19
Investments of the Variable Annuity Account                                      19
Charges and Other Deductions                                                     25
The Contracts                                                                    33
 Purchase Payments                                                               34
 Transfers On or Before the Annuity Commencement Date                            35
 Surrenders and Withdrawals                                                      38
 Death Benefit                                                                   41
 Investment Requirements                                                         44
 Living Benefit Riders                                                           47
 Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)                          48
 Lincoln Lifetime IncomeSM Advantage                                             57
 Lincoln SmartSecurity (Reg. TM) Advantage                                       63
 i4LIFE (Reg. TM) Advantage                                                      69
 Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage                       73
 4LATER (Reg. TM) Advantage                                                      79
Annuity Payouts                                                                  83
 Fixed Side of the Contract                                                      85
Distribution of the Contracts                                                    88
Federal Tax Matters                                                              89
Additional Information                                                           94
 Voting Rights                                                                   94
 Return Privilege                                                                94
 Other Information                                                               95
Legal Proceedings                                                                95
Contents of the Statement of Additional Information (SAI)
for Lincoln New York Account N for Variable Annuities                            96
Appendix A - Condensed Financial Information                                     A-1
Appendix B - Condensed Financial Information                                     B-1
Appendix C-Guaranteed Annual Income Percentages For Previous Rider Elections     C-1
Appendix D-Guaranteed Income Benefit Percentages For Previous Rider Elections    D-1

Special Terms
In this prospectus, the following terms have the indicated meanings:

5% Enhancement-A feature under Lincoln Lifetime IncomeSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0 and Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) in which the Guaranteed Amount or Income Base, as applicable, minus Purchase Payments received in that year, will be increased by 5%, subject to certain conditions.

Access Period-Under i4LIFE (Reg. TM) Advantage, a defined period of time during which we make Regular Income Payments to you while you still have access to your Account Value. This means that you may make withdrawals, surrender the contract, and have a Death Benefit.

Account or Variable Annuity Account (VAA)-The segregated investment account, Account N, into which we set aside and invest the assets for the variable side of the contract offered in this prospectus.

Account Value-Under i4LIFE (Reg. TM) Advantage, the initial Account Value is the Contract Value on the Valuation Date that i4LIFE (Reg. TM) Advantage is effective, less any applicable premium taxes. During the Access Period, the Account Value on a Valuation Date equals the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, reduced by Regular Income Payments, Guaranteed Income Benefit payments and withdrawals.

Accumulation Unit-A measure used to calculate Contract Value for the variable side of the contract before the Annuity Commencement Date and to calculate the i4LIFE (Reg. TM) Advantage Account Value during the Access Period.

Annuitant-The person upon whose life the annuity benefit payments are based, and upon whose life a Death Benefit may be paid.

Annuity Commencement Date-The Valuation Date when funds are withdrawn or converted into Annuity Units or fixed dollar payout for payment of retirement income benefits under the Annuity Payout option you select (other than i4LIFE (Reg. TM) Advantage).

Annuity Payout-A regularly scheduled payment (under any of the available annuity options) that occurs after the Annuity Commencement Date (or Periodic Income Commencement Date if i4LIFE (Reg. TM) Advantage has been elected). Payments may be variable or fixed, or a combination of both.

Annuity Unit-A measure used to calculate the amount of Annuity Payouts for the variable side of the contract after the Annuity Commencement Date. See Annuity Payouts.

Automatic Annual Step-up-Under Lincoln Lifetime IncomeSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0 and Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), the Guaranteed Amount or Income Base, as applicable, will automatically step-up to the Contract Value on each Benefit Year anniversary, subject to certain conditions.

Beneficiary-The person you choose to receive any Death Benefit paid if you die before the Annuity Commencement Date.

Benefit Year-Under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity (Reg. TM) Advantage, the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. Under Lincoln SmartSecurity (Reg. TM) Advantage, if the Contractowner elects a step-up, the Benefit Year will begin on the effective date of the step-up and each anniversary of the step-up after that.

Contractowner (you, your, owner)-The person who can exercise the rights within the contract (decides on investment allocations, transfers, payout option, designates the Beneficiary, etc.). Usually, but not always, the Contractowner is the Annuitant.

Contract Value (may be referred to as Account Value in marketing materials)-At a given time before the Annuity Commencement Date, the total value of all Accumulation Units for a contract plus the value of the fixed side of the contract, if any.

Contract Year-Each one-year period starting with the effective date of the contract and starting with each contract anniversary after that.

Death Benefit-Before the Annuity Commencement Date, the amount payable to your designated Beneficiary if the Contractowner dies or, if selected, to the Contractowner if the Annuitant dies. See The Contracts - Death Benefit for a description of the various Death Benefit options.

Enhancement Period-Under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed
Risk), Lincoln Lifetime IncomeSM Advantage 2.0 and Lincoln Lifetime IncomeSM Advantage, the 10-year period during which the 5% Enhancement is in effect. A new Enhancement Period will begin each time an Automatic Annual Step-up to the Contract Value occurs.

Excess Withdrawals-Amounts withdrawn during a Benefit Year, as specified for each Living Benefit Rider, which decrease or eliminate the guarantees under the rider.

Good Order-The actual receipt at our Servicing Office of the requested transaction in writing or by other means we accept, along with all information and supporting legal documentation necessary to effect the transaction. The forms we provide will identify the necessary documentation. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.

Gross Purchase Payments-Amounts paid into the contract before deduction of the sales charge. References to Purchase Payments refer to Gross Purchase Payments unless otherwise stated.

Guaranteed Amount-The value used to calculate your withdrawal benefit under Lincoln Lifetime IncomeSM Advantage or Lincoln SmartSecurity (Reg. TM) Advantage.

Guaranteed Amount Annuity Payout Option-A fixed Annuity Payout option available under Lincoln SmartSecurity (Reg. TM) Advantage under which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life.

Guaranteed Annual Income-The guaranteed periodic withdrawal amount available from the contract each year for life under Lincoln Lifetime IncomeSM Advantage
2.0 (Managed Risk) and Lincoln Lifetime IncomeSM Advantage 2.0.

Guaranteed Annual Income Amount Annuity Payout Option-A payout option available under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and Lincoln Lifetime IncomeSM Advantage 2.0 in which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Guaranteed Annual Income amount for life.

Guaranteed Period-The length of the period during which Contract Value in a fixed account will be credited a guaranteed interest rate.

Income Base-Under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and Lincoln Lifetime IncomeSM Advantage 2.0, a value used to calculate the Guaranteed Annual Income amount.

Interest Adjustment-An upward or downward adjustment on the amount of Contract Value in the fixed account upon a transfer, withdrawal or surrender of Contract Value from the fixed account due to fluctuations in interest rates.

Investment Requirements-Restrictions in how you may allocate your Subaccount investments if you own certain Living Benefit Riders.

Lifetime Income Period-Under i4LIFE (Reg. TM) Advantage, the period of time following the Access Period during which we make Regular Income Payments to you (and Secondary Life, if applicable) for the rest of your life. During the Lifetime Income Period, you will no longer have access to your Account Value or receive a Death Benefit.

Lincoln New York (we, us, our, company)-Lincoln Life & Annuity Company of New York (LNY).

Living Benefit Rider-A general reference to optional riders that may be available for purchase, and provide some type of a minimum guarantee while you are alive. The riders that are currently available are: Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) and i4LIFE (Reg. TM) Advantage (without the Guaranteed Income Benefit). Riders that are no longer available for purchase include Lincoln SmartSecurity (Reg. TM) Advantage, 4LATER (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0 and certain versions of the Guaranteed Income Benefit. If you select a Living Benefit Rider, Excess Withdrawals may have adverse effects on the benefit, and you may be subject to Investment Requirements.

Maximum Annual Withdrawal-The guaranteed periodic withdrawal available under Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity (Reg. TM) Advantage.

Maximum Annual Withdrawal Amount Annuity Payout Option - A fixed Annuity Payout option available under Lincoln Lifetime IncomeSM Advantage under which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life.

Periodic Income Commencement Date-The Valuation Date on which the amount of i4LIFE (Reg. TM) Advantage Regular Income Payments are determined.

Net Purchase Payments-The Gross Purchase Payment amount less the sales charge. The Net Purchase Payment is the amount placed in the fixed account and/or the variable account.

Regular Income Payments-The variable, periodic income payments paid under i4LIFE (Reg. TM) Advantage.

Secondary Life-Under i4LIFE (Reg. TM) Advantage, the person designated by the Contractowner upon whose life the Annuity Payouts will also be contingent.

Subaccount-The portion of the VAA that reflects investments in Accumulation and Annuity Units of a class of a particular fund available under the contracts. There is a separate Subaccount which corresponds to each class of a fund.

Valuation Date-Each day the New York Stock Exchange (NYSE) is open for trading.


Valuation Period-The period starting at the close of trading (normally 4:00 p.m. New York time) on each day that the NYSE is open for trading (Valuation
Date) and ending at the close of such trading on the next Valuation Date.

Expense Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.

The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer Contract Value between investment options, and/or (if available) the fixed account. State premium taxes may also be deducted.

                       CONTRACTOWNER TRANSACTION EXPENSES



Accumulation Phase:
  Sales charge (as a percentage of Gross Purchase Payments):1.............................      5.50%
  Transfer Charge:2.......................................................................    up to $25
We may also apply an Interest Adjustment to amounts being withdrawn, surrendered or transferred from a
Guaranteed Period account (except for dollar cost averaging, cross-reinvestment, withdrawals up to the Maximum
Annual Withdrawal amount under Lincoln SmartSecurity (Reg. TM) Advantage and Regular
Income Payments under i4LIFE (Reg. TM)
Advantage). See Fixed Side of the Contract.

1 The sales charge percentage decreases as the value accumulated under certain of the owner's investment increases. For contracts purchased prior to November 15, 2010, the maximum sales charge is 5.75%. See Charges and Other Deductions.

2 The transfer charge will not be imposed on the first 12 transfers during a Contract Year. We reserve the right to charge a $25 fee for the 13th and each additional transfer during any Contract Year, excluding automatic dollar cost averaging, portfolio rebalancing and cross reinvestment transfers.


The following tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses. Only one table will apply to a given Contractowner. The tables differ based on whether the Contractowner has purchased the i4LIFE (Reg. TM) Advantage rider.
 o Table A reflects the expenses for a contract that has not elected i4LIFE (Reg. TM) Advantage (Base contract).
 o Table B reflects the expenses for a contract that has elected i4LIFE (Reg.
   TM) Advantage.
 o Table C reflects the expenses for a contract that has elected i4LIFE (Reg.
   TM) Advantage Guaranteed Income Benefit (Managed Risk) and previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk).
 o Table D reflects the expenses for a contract that has elected i4LIFE (Reg.
   TM) Advantage and previously purchased 4LATER (Reg. TM) Advantage.

                                    TABLE A



Annual Account Fee:1......................................................................     $    20
Separate Account Annual Expenses (as a percentage of average daily net assets in the
  Subaccounts):2,3
Account Value Death Benefit
  Mortality and Expense Risk Charge.......................................................        0.65%
  Administrative Charge...................................................................        0.10%
  Total Separate Account Expenses.........................................................        0.75%
Guarantee of Principal Death Benefit
  Mortality and Expense Risk Charge.......................................................        0.70%
  Administrative Charge...................................................................        0.10%
  Total Separate Account Expenses.........................................................        0.80%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Mortality and Expense Risk Charge.......................................................        0.95%
  Administrative Charge...................................................................        0.10%
  Total Separate Account Expenses.........................................................        1.05%

                                                                                 Single      Joint
Optional Living Benefit Rider Charges:4                                           Life        Life
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk):5,6
  Guaranteed Maximum Charge..................................................     2.00%      2.00%
  Current Charge.............................................................     1.05%      1.25%
Lincoln Lifetime IncomeSM Advantage:7
  Guaranteed Maximum Charge..................................................     1.50%      1.50%
  Current Charge.............................................................     0.90%      0.90%
Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option:8
  Guaranteed Maximum Charge..................................................     1.50%      1.50%
  Current Charge.............................................................     0.85%      1.00%
Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option:8
  Guaranteed Maximum Charge..................................................     0.95%       N/A
  Current Charge.............................................................     0.85%       N/A
4LATER (Reg. TM) Advantage:9
  Guaranteed Maximum Charge..................................................     1.50%       N/A
  Current Charge.............................................................     0.65%       N/A

1 The account fee will be waived if your Contract Value is $50,000 or more at the end of any particular Contract Year. This account fee will be waived after the fifteenth Contract Year. The account fee will also be deducted upon full surrender of the contract if the Contract Value is less than $50,000.

2 For contracts purchased prior to November 15, 2010, the total annual charges are as follows: EGMDB 0.90%; Guarantee of Principal 0.75%; Account Value 0.65%. In the event of a subsequent Death Benefit change, the charge will be based on the charges in effect at the time the contract was purchased.

3 The mortality and expense risk charge and administrative charge together are 0.75% (0.60% for contracts purchased prior to November 15, 2010) on and after the Annuity Commencement Date.

4 You may not have more than one Living Benefit Rider on your contract.

5 As an annualized percentage of the Income Base (initial Purchase Payment or
  Contract Value at the time of election), as increased for subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements and decreased by Excess Withdrawals. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Charge for a discussion of these changes to the Income Base. This charge is deducted from the Contract Value on a quarterly basis.

6 The charge for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) also applies to an older version of the rider - Lincoln Lifetime IncomeSM Advantage 2.0 - which is no longer available for purchase.

7 As an annualized percentage of the Guaranteed Amount (initial Purchase
  Payment or Contract Value at the time of election) as increased for subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements and the 200% Step-up and decreased for withdrawals. This charge is deducted from the Contract Value on a quarterly basis. For Lincoln Lifetime IncomeSM Advantage riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.75% to 0.90% upon the earlier of (a) the next Automatic Annual Step-up of the Guaranteed Amount or (b) the next Benefit Year anniversary if cumulative Purchase Payments received after the first Benefit Year anniversary equal or exceed $100,000. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge for further information. This rider is no longer available for purchase.

8 As an annualized percentage of the Guaranteed Amount (initial Purchase
  Payment or Contract Value at the time of election), as increased for subsequent Purchase Payments, and step-ups and decreased for withdrawals. This charge is deducted from the Contract Value on a quarterly basis. For Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option riders purchased prior to December 3, 2012, the current annual percentage charge will increase to 0.85% (single life option) and 1.00% (joint life option) upon the next election of a step-up of the Guaranteed Amount. For Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option riders the current annual percentage charge will increase to 0.85% upon the next election of a step-up of the Guaranteed Amount. This rider is no longer available for purchase. This rider is no longer available for purchase. See Charges and Other Deductions - Lincoln SmartSecurity (Reg. TM) Advantage Charge for further information.

9 As an annualized percentage of the Income Base (initial Purchase Payment or
  Contract Value at the time of election), as increased for subsequent Purchase Payments, automatic 15% Enhancements, and resets and decreased for withdrawals. This charge is deducted from the Subaccounts on a quarterly basis. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base. See Charges and Other Deductions - 4LATER (Reg.
  TM) Advantage Charge for further information. This rider is no longer available for purchase.



                                    TABLE B



Annual Account Fee:1..................................................     $    20
i4LIFE (Reg. TM) Advantage without a Guaranteed Income Benefit rider:2
  Account Value Death Benefit.........................................        1.15%
  Guarantee of Principal Death Benefit................................        1.20%
  Enhanced Guaranteed Minimum Death Benefit (EGMDB)...................        1.45%

i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) and Guaranteed Income     Single      Joint
  Benefit (version
4):3,4                                                                                         Life        Life
Account Value Death Benefit
  Guaranteed Maximum Charge...............................................................     3.15%      3.15%
  Current Charge..........................................................................     1.80%      2.00%
Guarantee of Principal Death Benefit
  Guaranteed Maximum Charge...............................................................     3.20%      3.20%
  Current Charge..........................................................................     1.85%      2.05%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Guaranteed Maximum Charge...............................................................     3.45%      3.45%
  Current Charge..........................................................................     2.10%      2.30%



                                                                                     Single/Joint
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (versions 1, 2 and 3):5        Life
Account Value Death Benefit
  Guaranteed Maximum Charge......................................................        2.65%
  Current Charge.................................................................        1.65%
Guarantee of Principal Death Benefit
  Guaranteed Maximum Charge......................................................        2.70%
  Current Charge.................................................................        1.70%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Guaranteed Maximum Charge......................................................        2.95%
  Current Charge.................................................................        1.95%

1 The account fee will be waived if your Contract Value is $50,000 or more at the end of any particular Contract Year. This account fee will be waived after the fifteenth Contract Year. The account fee will also be deducted upon full surrender of the contract if the Contract Value is less than $50,000.

2 As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of i4LIFE (Reg. TM) Advantage. For contracts purchased prior to November 15, 2010, the annual charges are as follows: EGMDB 1.30%, Guarantee of Principal 1.15%; Account Value 1.05%. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Rider Charge for further information. These charges continue during the Access Period. The i4LIFE (Reg. TM) Advantage charge is reduced to 1.15% during the Lifetime Income Period.

3 As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge for the Guaranteed Income Benefit is 0.65% of Account Value for the single life option and 0.85% of Account Value for the joint life option with a guaranteed maximum charge of 2.00%. These charges are added to the i4LIFE (Reg. TM) Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge is added to the i4LIFE (Reg. TM) Advantage charge of 1.15%. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit Charge for further information. These charges apply to i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) and also i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4).

4 i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) is the only version of this rider available for purchase unless you are guaranteed to elect a prior version under another Living Benefit Rider.

5 As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge for the Guaranteed Income Benefit is 0.50% of Account Value with a guaranteed maximum charge of 1.50%. This charge is added to the i4LIFE (Reg. TM) Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge is added to the i4LIFE (Reg. TM) Advantage charge of 1.15%. The percentage charge may change to the current charge in effect at the time you elect an additional step-up period, not to exceed the guaranteed maximum charge percentage. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Charge for further information.



                                    TABLE C



Annual Account Fee:1......................................................................                 $    20
i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) for purchasers who        Single       Joint
  previously purchased
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk):                                        Life         Life
  Separate Account Annual Expenses (as a percentage of average daily net assets in the
  Subaccounts):
   Account Value Death Benefit............................................................     0.75%          0.75%
   Guarantee of Principal Death Benefit...................................................     0.80%          0.80%
   Enhanced Guaranteed Minimum Death Benefit (EGMDB)......................................     1.05%          1.05%

  i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk):2
   Guaranteed Maximum Charge...........................................    2.00%      2.00%
   Current Charge......................................................    1.05%      1.25%

1 The account fee will be waived if your Contract Value is $50,000 or more at the end of any particular Contract Year. This account fee will be waived after the fifteenth Contract Year. The account fee will also be deducted upon full surrender of the contract if the Contract Value is less than $50,000.

2 As an annualized percentage of the greater of the Income Base (associated with Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)) or Account Value. This charge is deducted from Account Value on a quarterly basis and only on and after the effective date of i4LIFE (Reg. TM) Advantage. In the event of an automatic step-up in the Guaranteed Income Benefit, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increases and 2) the dollar amount of the charge will also increase by the percentage increase, if any, to the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) current charge rate. (The Lincoln Lifetime IncomeSM Advantage
  2.0 (Managed Risk) charge continues to be a factor in determining the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) charge.) See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0. The same charges apply to Lincoln Lifetime IncomeSM Advantage 2.0 purchasers who elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4).



                                    TABLE D



Annual Account Fee:1......................................................................     $    20
i4LIFE (Reg. TM) Advantage with 4LATER (Reg. TM) Advantage Guaranteed Income Benefit for
purchasers who previously purchased
4LATER (Reg. TM) Advantage:2
Account Value Death Benefit
  Guaranteed Maximum Charge...............................................................        2.65%
  Current Charge..........................................................................        1.80%
Guarantee of Principal Death Benefit
  Guaranteed Maximum Charge...............................................................        2.70%
  Current Charge..........................................................................        1.85%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Guaranteed Maximum Charge...............................................................        2.95%
  Current Charge..........................................................................        2.10%

1 The account fee will be waived if your Contract Value is $50,000 or more at the end of any particular Contract Year. This account fee will be waived after the fifteenth Contract Year. The account fee will also be deducted upon full surrender of the contract if the Contract Value is less than $50,000.

2 As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge for the Guaranteed Income Benefit is 0.65% of the Account Value with a guaranteed maximum charge of 1.50%. This charge is added to the i4LIFE (Reg. TM) Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge is added to the i4LIFE (Reg. TM) Advantage charge of 1.15%. The percentage charge will change to the current charge in effect upon election of a new step-up period, not to exceed the guaranteed maximum charge percentage. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base. See Charges and Other Deductions - 4LATER (Reg. TM) Advantage Guaranteed Income Benefit Charge for further information.


The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2013. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.


                                                                             Minimum   Maximum
                                                                            --------- --------
      Total Annual Fund Operating Expenses (expenses that are deducted from fund assets, including management fees, distribution and/or service
       (12b-1) fees, and other expenses)...................................  0.48%     2.16%
      Total Annual Fund Operating Expenses (after contractual waivers/
       reimbursements*)....................................................  0.48%     1.80%

* Some of the funds have entered into contractual waiver or reimbursement arrangements that may reduce fund management and other fees and/or expenses during the period of the arrangement. These arrangements vary in length, but no arrangement will terminate before April 30, 2015.


The following table shows the expenses charged by each fund for the year ended
  December 31, 2013:
(as a percentage of each fund's average net assets):

                                                                                    Management         12b-1 Fees
                                                                                    Fees (before       (before any
                                                                                    any waivers/       waivers/
                                                                                    reimburse-         reimburse-
                                                                                    ments)         +   ments)
AllianceBernstein VPS Global Thematic Growth Portfolio - Class B                        0.75%             0.25%
AllianceBernstein VPS Small/Mid Cap Value Portfolio - Class B                           0.75%             0.25%
American Funds Global Growth Fund - Class 2                                             0.52%             0.25%
American Funds Global Small Capitalization Fund - Class 2                               0.70%             0.25%
American Funds Growth Fund - Class 2                                                    0.33%             0.25%
American Funds Growth-Income Fund - Class 2                                             0.27%             0.25%
American Funds International Fund - Class 2                                             0.49%             0.25%
BlackRock Global Allocation V.I. Fund - Class III(1)                                    0.62%             0.25%
ClearBridge Variable Mid Cap Core Portfolio - Class II                                  0.75%             0.25%
Delaware VIP (Reg. TM) Diversified Income Series - Service Class(2)                     0.59%             0.30%
Delaware VIP (Reg. TM) Emerging Markets Series - Service Class(2)                       1.25%             0.30%
Delaware VIP (Reg. TM) High Yield Series - Service Class(2)                             0.65%             0.30%
Delaware VIP (Reg. TM) Limited-Term Diversified Income Series - Service Class(2)        0.48%             0.30%
Delaware VIP (Reg. TM) REIT Series - Service Class(2)                                   0.75%             0.30%
Delaware VIP (Reg. TM) Small Cap Value Series - Service Class(2)                        0.72%             0.30%
Delaware VIP (Reg. TM) Smid Cap Growth Series - Service Class(2)                        0.74%             0.30%
Delaware VIP (Reg. TM) U. S. Growth Series - Service Class(2)                           0.65%             0.30%
Delaware VIP (Reg. TM) Value Series - Service Class(2)                                  0.64%             0.30%
DWS Alternative Asset Allocation VIP Portfolio - Class B(3)                             0.36%             0.25%
Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio - Service Class 2                 0.55%             0.25%
Fidelity (Reg. TM) VIP Growth Portfolio - Service Class 2                               0.55%             0.25%
Fidelity (Reg. TM) VIP Mid Cap Portfolio - Service Class 2                              0.55%             0.25%
Franklin Income VIP Fund - Class 2(4)                                                   0.45%             0.25%
Franklin Mutual Shares VIP Fund - Class 2                                               0.60%             0.25%
Goldman Sachs VIT Large Cap Value Fund - Service Shares(5)                              0.74%             0.25%
Invesco V.I. International Growth Fund - Series II Shares(6)                            0.71%             0.25%
Lord Abbett Fundamental Equity Portfolio - Class VC(7)                                  0.75%             0.00%
LVIP Baron Growth Opportunities Fund - Service Class(8)                                 1.00%             0.25%
LVIP BlackRock Emerging Markets RPM Fund - Service Class(9)                             0.55%             0.25%
LVIP BlackRock Equity Dividend RPM Fund - Service Class(10)                             0.74%             0.25%
LVIP BlackRock Inflation Protected Bond Fund - Service Class(11)                        0.42%             0.25%
LVIP Capital Growth Fund - Service Class                                                0.69%             0.25%
LVIP Clarion Global Real Estate Fund - Service Class(12)                                0.69%             0.25%
LVIP Columbia Small-Mid Cap Growth RPM Fund - Service Class(13)                         0.84%             0.25%
LVIP Delaware Bond Fund - Service Class                                                 0.31%             0.35%
LVIP Delaware Diversified Floating Rate Fund - Service Class                            0.58%             0.25%
LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund - Service Class(14)       0.75%             0.25%
LVIP Delaware Growth and Income Fund - Service Class                                    0.34%             0.35%
LVIP Delaware Social Awareness Fund - Service Class                                     0.38%             0.35%
LVIP Delaware Special Opportunities Fund - Service Class                                0.39%             0.35%
LVIP Dimensional Non-U.S. Equity RPM Fund - Service Class(15)                           0.25%             0.25%
LVIP Dimensional U.S. Equity RPM Fund - Service Class(11)                               0.25%             0.25%
LVIP Dimensional/Vanguard Total Bond Fund - Service Class(16)                           0.25%             0.25%



                                                                                        Other
                                                                                        Expenses
                                                                                        (before any       Acquired
                                                                                        waivers/          Fund
                                                                                        reimburse-        Fees and
                                                                                    +   ments)        +   Expenses   =
AllianceBernstein VPS Global Thematic Growth Portfolio - Class B                           0.23%            0.00%
AllianceBernstein VPS Small/Mid Cap Value Portfolio - Class B                              0.06%            0.00%
American Funds Global Growth Fund - Class 2                                                0.03%            0.00%
American Funds Global Small Capitalization Fund - Class 2                                  0.04%            0.00%
American Funds Growth Fund - Class 2                                                       0.02%            0.00%
American Funds Growth-Income Fund - Class 2                                                0.02%            0.00%
American Funds International Fund - Class 2                                                0.05%            0.00%
BlackRock Global Allocation V.I. Fund - Class III(1)                                       0.24%            0.00%
ClearBridge Variable Mid Cap Core Portfolio - Class II                                     0.14%            0.00%
Delaware VIP (Reg. TM) Diversified Income Series - Service Class(2)                        0.08%            0.00%
Delaware VIP (Reg. TM) Emerging Markets Series - Service Class(2)                          0.16%            0.00%
Delaware VIP (Reg. TM) High Yield Series - Service Class(2)                                0.09%            0.00%
Delaware VIP (Reg. TM) Limited-Term Diversified Income Series - Service Class(2)           0.08%            0.00%
Delaware VIP (Reg. TM) REIT Series - Service Class(2)                                      0.09%            0.00%
Delaware VIP (Reg. TM) Small Cap Value Series - Service Class(2)                           0.08%            0.00%
Delaware VIP (Reg. TM) Smid Cap Growth Series - Service Class(2)                           0.09%            0.00%
Delaware VIP (Reg. TM) U. S. Growth Series - Service Class(2)                              0.09%            0.00%
Delaware VIP (Reg. TM) Value Series - Service Class(2)                                     0.07%            0.00%
DWS Alternative Asset Allocation VIP Portfolio - Class B(3)                                0.32%            1.23%
Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio - Service Class 2                    0.09%            0.00%
Fidelity (Reg. TM) VIP Growth Portfolio - Service Class 2                                  0.11%            0.00%
Fidelity (Reg. TM) VIP Mid Cap Portfolio - Service Class 2                                 0.09%            0.00%
Franklin Income VIP Fund - Class 2(4)                                                      0.02%            0.00%
Franklin Mutual Shares VIP Fund - Class 2                                                  0.11%            0.00%
Goldman Sachs VIT Large Cap Value Fund - Service Shares(5)                                 0.05%            0.00%
Invesco V.I. International Growth Fund - Series II Shares(6)                               0.31%            0.01%
Lord Abbett Fundamental Equity Portfolio - Class VC(7)                                     0.43%            0.00%
LVIP Baron Growth Opportunities Fund - Service Class(8)                                    0.06%            0.00%
LVIP BlackRock Emerging Markets RPM Fund - Service Class(9)                                0.31%            0.05%
LVIP BlackRock Equity Dividend RPM Fund - Service Class(10)                                0.10%            0.01%
LVIP BlackRock Inflation Protected Bond Fund - Service Class(11)                           0.06%            0.02%
LVIP Capital Growth Fund - Service Class                                                   0.07%            0.00%
LVIP Clarion Global Real Estate Fund - Service Class(12)                                   0.08%            0.00%
LVIP Columbia Small-Mid Cap Growth RPM Fund - Service Class(13)                            0.11%            0.01%
LVIP Delaware Bond Fund - Service Class                                                    0.06%            0.00%
LVIP Delaware Diversified Floating Rate Fund - Service Class                               0.07%            0.00%
LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund - Service Class(14)          0.15%            0.03%
LVIP Delaware Growth and Income Fund - Service Class                                       0.06%            0.00%
LVIP Delaware Social Awareness Fund - Service Class                                        0.07%            0.00%
LVIP Delaware Special Opportunities Fund - Service Class                                   0.07%            0.00%
LVIP Dimensional Non-U.S. Equity RPM Fund - Service Class(15)                              0.12%            0.44%
LVIP Dimensional U.S. Equity RPM Fund - Service Class(11)                                  0.08%            0.24%
LVIP Dimensional/Vanguard Total Bond Fund - Service Class(16)                              0.06%            0.17%



                                                                                                                Total
                                                                                    Total         Total         Expenses
                                                                                    Expenses      Contractual   (after
                                                                                    (before any   waivers/      Contractual
                                                                                    waivers/      reimburse-    waivers/
                                                                                    reimburse-    ments         reimburse-
                                                                                    ments)        (if any)      ments)
AllianceBernstein VPS Global Thematic Growth Portfolio - Class B                       1.23%           0.00%       1.23%
AllianceBernstein VPS Small/Mid Cap Value Portfolio - Class B                          1.06%           0.00%       1.06%
American Funds Global Growth Fund - Class 2                                            0.80%           0.00%       0.80%
American Funds Global Small Capitalization Fund - Class 2                              0.99%           0.00%       0.99%
American Funds Growth Fund - Class 2                                                   0.60%           0.00%       0.60%
American Funds Growth-Income Fund - Class 2                                            0.54%           0.00%       0.54%
American Funds International Fund - Class 2                                            0.79%           0.00%       0.79%
BlackRock Global Allocation V.I. Fund - Class III(1)                                   1.11%          -0.14%       0.97%
ClearBridge Variable Mid Cap Core Portfolio - Class II                                 1.14%           0.00%       1.14%
Delaware VIP (Reg. TM) Diversified Income Series - Service Class(2)                    0.97%          -0.05%       0.92%
Delaware VIP (Reg. TM) Emerging Markets Series - Service Class(2)                      1.71%          -0.05%       1.66%
Delaware VIP (Reg. TM) High Yield Series - Service Class(2)                            1.04%          -0.05%       0.99%
Delaware VIP (Reg. TM) Limited-Term Diversified Income Series - Service Class(2)       0.86%          -0.05%       0.81%
Delaware VIP (Reg. TM) REIT Series - Service Class(2)                                  1.14%          -0.05%       1.09%
Delaware VIP (Reg. TM) Small Cap Value Series - Service Class(2)                       1.10%          -0.05%       1.05%
Delaware VIP (Reg. TM) Smid Cap Growth Series - Service Class(2)                       1.13%          -0.05%       1.08%
Delaware VIP (Reg. TM) U. S. Growth Series - Service Class(2)                          1.04%          -0.05%       0.99%
Delaware VIP (Reg. TM) Value Series - Service Class(2)                                 1.01%          -0.05%       0.96%
DWS Alternative Asset Allocation VIP Portfolio - Class B(3)                            2.16%          -0.36%       1.80%
Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio - Service Class 2                0.89%           0.00%       0.89%
Fidelity (Reg. TM) VIP Growth Portfolio - Service Class 2                              0.91%           0.00%       0.91%
Fidelity (Reg. TM) VIP Mid Cap Portfolio - Service Class 2                             0.89%           0.00%       0.89%
Franklin Income VIP Fund - Class 2(4)                                                  0.72%           0.00%       0.72%
Franklin Mutual Shares VIP Fund - Class 2                                              0.96%           0.00%       0.96%
Goldman Sachs VIT Large Cap Value Fund - Service Shares(5)                             1.04%          -0.04%       1.00%
Invesco V.I. International Growth Fund - Series II Shares(6)                           1.28%          -0.01%       1.27%
Lord Abbett Fundamental Equity Portfolio - Class VC(7)                                 1.18%          -0.03%       1.15%
LVIP Baron Growth Opportunities Fund - Service Class(8)                                1.31%          -0.03%       1.28%
LVIP BlackRock Emerging Markets RPM Fund - Service Class(9)                            1.16%          -0.05%       1.11%
LVIP BlackRock Equity Dividend RPM Fund - Service Class(10)                            1.10%          -0.08%       1.02%
LVIP BlackRock Inflation Protected Bond Fund - Service Class(11)                       0.75%           0.00%       0.75%
LVIP Capital Growth Fund - Service Class                                               1.01%           0.00%       1.01%
LVIP Clarion Global Real Estate Fund - Service Class(12)                               1.02%           0.00%       1.02%
LVIP Columbia Small-Mid Cap Growth RPM Fund - Service Class(13)                        1.21%          -0.04%       1.17%
LVIP Delaware Bond Fund - Service Class                                                0.72%           0.00%       0.72%
LVIP Delaware Diversified Floating Rate Fund - Service Class                           0.90%           0.00%       0.90%
LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund - Service Class(14)      1.18%          -0.17%       1.01%
LVIP Delaware Growth and Income Fund - Service Class                                   0.75%           0.00%       0.75%
LVIP Delaware Social Awareness Fund - Service Class                                    0.80%           0.00%       0.80%
LVIP Delaware Special Opportunities Fund - Service Class                               0.81%           0.00%       0.81%
LVIP Dimensional Non-U.S. Equity RPM Fund - Service Class(15)                          1.06%          -0.02%       1.04%
LVIP Dimensional U.S. Equity RPM Fund - Service Class(11)                              0.82%           0.00%       0.82%
LVIP Dimensional/Vanguard Total Bond Fund - Service Class(16)                          0.73%          -0.05%       0.68%

                                                                                 Management         12b-1 Fees
                                                                                 Fees (before       (before any
                                                                                 any waivers/       waivers/
                                                                                 reimburse-         reimburse-
                                                                                 ments)         +   ments)
LVIP Global Income Fund - Service Class(17)                                          0.65%             0.25%
LVIP JPMorgan High Yield Fund - Service Class(18)                                    0.65%             0.25%
LVIP JPMorgan Mid Cap Value RPM Fund - Service Class(19)                             0.89%             0.25%
LVIP Managed Risk Profile 2010 Fund - Service Class(20)                              0.25%             0.25%
LVIP Managed Risk Profile 2020 Fund - Service Class(20)                              0.25%             0.25%
LVIP Managed Risk Profile 2030 Fund - Service Class(20)                              0.25%             0.25%
LVIP Managed Risk Profile 2040 Fund - Service Class(20)                              0.25%             0.25%
LVIP Managed Risk Profile Conservative Fund - Service Class(11)                      0.25%             0.25%
LVIP Managed Risk Profile Growth Fund - Service Class(11)                            0.25%             0.25%
LVIP Managed Risk Profile Moderate Fund - Service Class(11)                          0.25%             0.25%
LVIP MFS International Growth Fund - Service Class(21)                               0.85%             0.25%
LVIP MFS Value Fund - Service Class(12)                                              0.62%             0.25%
LVIP Mid-Cap Value Fund - Service Class(22)                                          0.90%             0.25%
LVIP Mondrian International Value Fund - Service Class                               0.69%             0.25%
LVIP Money Market Fund - Service Class                                               0.37%             0.25%
LVIP PIMCO Low Duration Bond Fund - Service Class(23)                                0.50%             0.25%
LVIP SSgA Bond Index Fund - Service Class(24)                                        0.40%             0.25%
LVIP SSgA Conservative Index Allocation Fund - Service Class(25)                     0.25%             0.25%
LVIP SSgA Conservative Structured Allocation Fund - Service Class(26)                0.25%             0.25%
LVIP SSgA Developed International 150 Fund - Service Class(12)                       0.33%             0.25%
LVIP SSgA Emerging Markets 100 Fund - Service Class(12)                              0.34%             0.25%
LVIP SSgA Global Tactical Allocation RPM Fund - Service Class(27)                    0.40%             0.25%
LVIP SSgA International Index Fund - Service Class(28)                               0.40%             0.25%
LVIP SSgA Large Cap 100 Fund - Service Class(12)                                     0.31%             0.25%
LVIP SSgA Moderate Index Allocation Fund - Service Class(29)                         0.25%             0.25%
LVIP SSgA Moderate Structured Allocation Fund - Service Class(30)                    0.25%             0.25%
LVIP SSgA Moderately Aggressive Index Allocation Fund - Service Class(31)            0.25%             0.25%
LVIP SSgA Moderately Aggressive Structured Allocation Fund - Service
 Class(32)                                                                           0.25%             0.25%
LVIP SSgA S&P 500 Index Fund - Service Class                                         0.17%             0.25%
LVIP SSgA Small-Cap Index Fund - Service Class                                       0.32%             0.25%
LVIP SSgA Small-Mid Cap 200 Fund - Service Class(12)                                 0.35%             0.25%
LVIP T. Rowe Price Growth Stock Fund - Service Class                                 0.71%             0.25%
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class                    0.72%             0.25%
LVIP Templeton Growth RPM Fund - Service Class(11)                                   0.70%             0.25%
LVIP UBS Large Cap Growth RPM Fund - Service Class(33)                               0.75%             0.25%
LVIP Vanguard Domestic Equity ETF Fund - Service Class(34)                           0.25%             0.25%
LVIP Vanguard International Equity ETF Fund - Service Class(35)                      0.25%             0.25%
MFS (Reg. TM) VIT Growth Series - Service Class                                      0.73%             0.25%
MFS (Reg. TM) VIT Utilities Series - Service Class                                   0.73%             0.25%
Morgan Stanley UIF Growth Portfolio - Class II(36)                                   0.50%             0.35%
Oppenheimer Global Fund/VA Service Shares                                            0.63%             0.25%
PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio - Advisor Class(37)       0.74%             0.25%
Templeton Global Bond VIP Fund - Class 2(4)                                          0.46%             0.25%



                                                                                     Other
                                                                                     Expenses
                                                                                     (before any       Acquired
                                                                                     waivers/          Fund
                                                                                     reimburse-        Fees and
                                                                                 +   ments)        +   Expenses   =
LVIP Global Income Fund - Service Class(17)                                             0.09%            0.01%
LVIP JPMorgan High Yield Fund - Service Class(18)                                       0.08%            0.00%
LVIP JPMorgan Mid Cap Value RPM Fund - Service Class(19)                                0.10%            0.01%
LVIP Managed Risk Profile 2010 Fund - Service Class(20)                                 0.18%            0.41%
LVIP Managed Risk Profile 2020 Fund - Service Class(20)                                 0.06%            0.42%
LVIP Managed Risk Profile 2030 Fund - Service Class(20)                                 0.06%            0.43%
LVIP Managed Risk Profile 2040 Fund - Service Class(20)                                 0.08%            0.45%
LVIP Managed Risk Profile Conservative Fund - Service Class(11)                         0.03%            0.44%
LVIP Managed Risk Profile Growth Fund - Service Class(11)                               0.02%            0.43%
LVIP Managed Risk Profile Moderate Fund - Service Class(11)                             0.02%            0.46%
LVIP MFS International Growth Fund - Service Class(21)                                  0.10%            0.00%
LVIP MFS Value Fund - Service Class(12)                                                 0.07%            0.00%
LVIP Mid-Cap Value Fund - Service Class(22)                                             0.11%            0.00%
LVIP Mondrian International Value Fund - Service Class                                  0.07%            0.00%
LVIP Money Market Fund - Service Class                                                  0.07%            0.00%
LVIP PIMCO Low Duration Bond Fund - Service Class(23)                                   0.20%            0.00%
LVIP SSgA Bond Index Fund - Service Class(24)                                           0.09%            0.00%
LVIP SSgA Conservative Index Allocation Fund - Service Class(25)                        0.13%            0.34%
LVIP SSgA Conservative Structured Allocation Fund - Service Class(26)                   0.05%            0.36%
LVIP SSgA Developed International 150 Fund - Service Class(12)                          0.08%            0.00%
LVIP SSgA Emerging Markets 100 Fund - Service Class(12)                                 0.15%            0.00%
LVIP SSgA Global Tactical Allocation RPM Fund - Service Class(27)                       0.05%            0.32%
LVIP SSgA International Index Fund - Service Class(28)                                  0.11%            0.00%
LVIP SSgA Large Cap 100 Fund - Service Class(12)                                        0.05%            0.00%
LVIP SSgA Moderate Index Allocation Fund - Service Class(29)                            0.06%            0.33%
LVIP SSgA Moderate Structured Allocation Fund - Service Class(30)                       0.03%            0.36%
LVIP SSgA Moderately Aggressive Index Allocation Fund - Service Class(31)               0.06%            0.33%
LVIP SSgA Moderately Aggressive Structured Allocation Fund - Service
 Class(32)                                                                              0.04%            0.37%
LVIP SSgA S&P 500 Index Fund - Service Class                                            0.06%            0.00%
LVIP SSgA Small-Cap Index Fund - Service Class                                          0.07%            0.00%
LVIP SSgA Small-Mid Cap 200 Fund - Service Class(12)                                    0.07%            0.00%
LVIP T. Rowe Price Growth Stock Fund - Service Class                                    0.07%            0.00%
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class                       0.07%            0.00%
LVIP Templeton Growth RPM Fund - Service Class(11)                                      0.09%            0.01%
LVIP UBS Large Cap Growth RPM Fund - Service Class(33)                                  0.10%            0.01%
LVIP Vanguard Domestic Equity ETF Fund - Service Class(34)                              0.09%            0.11%
LVIP Vanguard International Equity ETF Fund - Service Class(35)                         0.14%            0.19%
MFS (Reg. TM) VIT Growth Series - Service Class                                         0.05%            0.00%
MFS (Reg. TM) VIT Utilities Series - Service Class                                      0.07%            0.00%
Morgan Stanley UIF Growth Portfolio - Class II(36)                                      0.40%            0.00%
Oppenheimer Global Fund/VA Service Shares                                               0.14%            0.00%
PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio - Advisor Class(37)          0.08%            0.12%
Templeton Global Bond VIP Fund - Class 2(4)                                             0.05%            0.00%



                                                                                                             Total
                                                                                 Total         Total         Expenses
                                                                                 Expenses      Contractual   (after
                                                                                 (before any   waivers/      Contractual
                                                                                 waivers/      reimburse-    waivers/
                                                                                 reimburse-    ments         reimburse-
                                                                                 ments)        (if any)      ments)
LVIP Global Income Fund - Service Class(17)                                         1.00%          -0.07%         0.93%
LVIP JPMorgan High Yield Fund - Service Class(18)                                   0.98%          -0.02%         0.96%
LVIP JPMorgan Mid Cap Value RPM Fund - Service Class(19)                            1.25%          -0.06%         1.19%
LVIP Managed Risk Profile 2010 Fund - Service Class(20)                             1.09%          -0.13%         0.96%
LVIP Managed Risk Profile 2020 Fund - Service Class(20)                             0.98%          -0.01%         0.97%
LVIP Managed Risk Profile 2030 Fund - Service Class(20)                             0.99%          -0.01%         0.98%
LVIP Managed Risk Profile 2040 Fund - Service Class(20)                             1.03%          -0.03%         1.00%
LVIP Managed Risk Profile Conservative Fund - Service Class(11)                     0.97%           0.00%         0.97%
LVIP Managed Risk Profile Growth Fund - Service Class(11)                           0.95%           0.00%         0.95%
LVIP Managed Risk Profile Moderate Fund - Service Class(11)                         0.98%           0.00%         0.98%
LVIP MFS International Growth Fund - Service Class(21)                              1.20%          -0.10%         1.10%
LVIP MFS Value Fund - Service Class(12)                                             0.94%           0.00%         0.94%
LVIP Mid-Cap Value Fund - Service Class(22)                                         1.26%          -0.01%         1.25%
LVIP Mondrian International Value Fund - Service Class                              1.01%           0.00%         1.01%
LVIP Money Market Fund - Service Class                                              0.69%           0.00%         0.69%
LVIP PIMCO Low Duration Bond Fund - Service Class(23)                               0.95%          -0.10%         0.85%
LVIP SSgA Bond Index Fund - Service Class(24)                                       0.74%          -0.11%         0.63%
LVIP SSgA Conservative Index Allocation Fund - Service Class(25)                    0.97%          -0.18%         0.79%
LVIP SSgA Conservative Structured Allocation Fund - Service Class(26)               0.91%          -0.10%         0.81%
LVIP SSgA Developed International 150 Fund - Service Class(12)                      0.66%           0.00%         0.66%
LVIP SSgA Emerging Markets 100 Fund - Service Class(12)                             0.74%           0.00%         0.74%
LVIP SSgA Global Tactical Allocation RPM Fund - Service Class(27)                   1.02%          -0.10%         0.92%
LVIP SSgA International Index Fund - Service Class(28)                              0.76%          -0.04%         0.72%
LVIP SSgA Large Cap 100 Fund - Service Class(12)                                    0.61%           0.00%         0.61%
LVIP SSgA Moderate Index Allocation Fund - Service Class(29)                        0.89%          -0.11%         0.78%
LVIP SSgA Moderate Structured Allocation Fund - Service Class(30)                   0.89%          -0.10%         0.79%
LVIP SSgA Moderately Aggressive Index Allocation Fund - Service Class(31)           0.89%          -0.11%         0.78%
LVIP SSgA Moderately Aggressive Structured Allocation Fund - Service
 Class(32)                                                                          0.91%          -0.10%         0.81%
LVIP SSgA S&P 500 Index Fund - Service Class                                        0.48%           0.00%         0.48%
LVIP SSgA Small-Cap Index Fund - Service Class                                      0.64%           0.00%         0.64%
LVIP SSgA Small-Mid Cap 200 Fund - Service Class(12)                                0.67%           0.00%         0.67%
LVIP T. Rowe Price Growth Stock Fund - Service Class                                1.03%           0.00%         1.03%
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class                   1.04%           0.00%         1.04%
LVIP Templeton Growth RPM Fund - Service Class(11)                                  1.05%           0.00%         1.05%
LVIP UBS Large Cap Growth RPM Fund - Service Class(33)                              1.11%          -0.11%         1.00%
LVIP Vanguard Domestic Equity ETF Fund - Service Class(34)                          0.70%          -0.05%         0.65%
LVIP Vanguard International Equity ETF Fund - Service Class(35)                     0.83%          -0.09%         0.74%
MFS (Reg. TM) VIT Growth Series - Service Class                                     1.03%           0.00%         1.03%
MFS (Reg. TM) VIT Utilities Series - Service Class                                  1.05%           0.00%         1.05%
Morgan Stanley UIF Growth Portfolio - Class II(36)                                  1.25%           0.00%         1.25%
Oppenheimer Global Fund/VA Service Shares                                           1.02%           0.00%         1.02%
PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio - Advisor Class(37)      1.19%          -0.12%         1.07%
Templeton Global Bond VIP Fund - Class 2(4)                                         0.76%           0.00%         0.76%

(1) As described in the "Management of the Funds" section of the Fund's prospectus, Blackrock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.50% of average daily net assets until May 1, 2015. Blackrock has also contractually agreed to reimburse fees in order to limit certain operational and recordkeeping fees to .07% of average daily net assets until May 1, 2015. Each of these contractual agreements may be terminated upon 90 days notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.

(2) The Service Class shares are subject to a 12b-1 fee of 0.30% of average daily net assets. The Series' distributor, Delaware Distributors, L.P., has contracted to limit the 12b-1 fees to no more than 0.25% of average daily net assets from April 30, 2014 to April 30, 2015.

(3) Through April 30, 2015, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total annual operating expenses at ratios no higher than 0.57% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired funds (underlying funds) fees and expenses (estimated at 1.27%). The agreement may be terminated with the consent of the fund's Board.

(4) The Fund administration fee is paid indirectly through the management fee.

(5) The Investment Adviser has agreed to (i) waive a portion of the management fee in order to achieve an effective net management fee rate of 0.72% of the Fund's average daily net assets, and (ii) reduce or limit "Other Expenses" (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, litigation, indemnification, shareholder meeting and other extraordinary expenses) to 0.004% of the Fund's average daily net assets. Each arrangement will remain in effect through at least April 30, 2015 and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees. The Fund's "Other Expenses" may be further reduced by any custody and transfer agency fee credits received by the Fund.

(6) Invesco Advisers, Inc. ("Invesco or the Adviser") has contractually agreed to waive a portion of the Fund's management fee in an amount equal to the net management fee that Invesco earns on the Fund's investments in certain affiliated funds. This waiver will have the effect of reducing Acquired Fund Fees and Expenses that are indirectly borne by the Fund. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2015. The fee waiver agreement cannot be terminated during its term.

(7) For the period May 1, 2014 through April 30, 2015, Lord Abbett has contractually agreed to waive its fees and to reimburse expenses to the extent necessary to limit total net annual operating expenses to an annual rate of 1.15%. This agreement may be terminated only upon the approval of the Fund's Board of Directors.

(8) Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee: 0.00% on the first $250 million of the Fund's average daily net assets; 0.05% on the next $250 million of the Fund's average daily net assets; and 0.10% in excess of $500 million of the Fund's average daily net assets. The agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(9) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee:
      0.05% of the Fund's average daily net assets. The agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(10) Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee: 0.05% on the first $250 million of the Fund's average daily net assets; 0.10% on the next $500 million of the Fund's average daily net assets and 0.13% of the Fund's average daily net assets in excess of $750 million. The agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.

(11) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.

(12)  The Management Fee was restated to reflect the current fee of the Fund.

(13) Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee: 0.10% on the first $25 million of the Fund's average daily net assets and 0.05% on the next $50 million of the Fund's average daily net assets. The agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.

(14) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee:
      0.10% of the Fund's average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.98% of the Fund's average daily net assets for the Service Class. Both agreements will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(15) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.60% of the Fund's average daily net assets Service Class. The agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(16) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee:
      0.05% of the Fund's average daily net assets. The agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(17) Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee: 0.07% of the Fund's average daily net assets. The agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.

(18) Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee: 0.05% of the

     Fund's average daily net assets in excess of $250 million. The agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(19) Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee: 0.12% of the first $60 million of the Fund's average daily net assets. The agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.

(20) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.55% of the Fund's average daily net assets for the Service Class). The agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(21) Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee: 0.10% of the Fund's average daily net assets. The agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(22) Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee: 0.05% of the first $25 million of the Fund's average daily net assets. The agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(23) Other expenses and AFFE are based on estimates for the current fiscal year. Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.85% of the Fund's average daily net assets for the Service Class. The agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(24) Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee: 0.07% of the first $500 million of the Fund's average daily net assets; 0.12% on the next $1.5 billion of the Fund's average daily net assets and 0.15% of the Fund's average daily net assets in excess of $2 billion. The agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(25) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee:
      0.10% of the Fund's average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.45% of the Fund's average daily net assets for the Service Class. Both agreements will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(26) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee:
      0.10% of the Fund's average daily net assets. The agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(27) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. The Management Fee was restated to reflect the current fee of the Fund. Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee:
      0.10% of the Fund's average daily net assets. The agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(28) Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee: 0.03% on the first $500 million of the Fund's average daily net assets and 0.05% of the Fund's average daily net assets in excess of $500 million. The agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(29) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee:
      0.10% of the Fund's average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.45% of the Fund's average daily net assets for the Service Class. Both agreements will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(30) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee:
      0.10% of the Fund's average daily net assets. The agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(31) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee:
      0.10% of the Fund's average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.45% of the Fund's average daily net assets for the Service Class. Both agreements will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(32) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee:
      0.10% of the Fund's average daily net assets. The agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(33) Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee: 0.15% on the first $100 million of the Fund's average daily net assets and 0.10% of the Fund's average daily net assets in excess of $100 million. The agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.

(34) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee:
      0.05% of the Fund's average daily net assets. The agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(35) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee:
      0.05% of the Fund's average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.55% of the Fund's average daily net assets for the Service Class. Both agreements will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(36) The Portfolio's "Adviser," Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.05%. In addition, the Portfolio's "Distributor," Morgan Stanley Distribution, Inc., has agreed to waive 0.10% of the 0.35% 12b-1 fee that it may receive. These fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Board of Directors of The Universal Institutional Funds, Inc. (the "Fund") acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

(37) PIMCO has contractually agreed to waive the Portfolio's advisory fee and the supervisory and administrative fee in an amount equal to the management fee and administration services fee, respectively, paid by the PIMCO Cayman Commodity Portfolio I Ltd. (the "Subsidiary") to PIMCO. The Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. This waiver may not be terminated by PIMCO and will remain in effect as long as PIMCO's contract with the Subsidiary is in place.


Certain underlying funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase ("redemption fees") which are not reflected in the table above. As of the date of this prospectus, none have done so. See The Contracts - Market Timing for a discussion of redemption fees.

For information concerning compensation paid for the sale of the contracts, see Distribution of the Contracts.

EXAMPLES

The following Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include Contractowner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses. The Examples have been calculated using the fees and expenses of the funds prior to the application of any contractual waivers and/or reimbursements.

The first Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that the i4LIFE (Reg. TM) Advantage with the EGMDB Death Benefit and Guaranteed Income Benefit (Managed Risk) at the guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1) If you surrender your contract at the end of the applicable time period:


   1 year       3 years      5 years      10 years
-----------    ---------    ---------    ---------
   $1,082       $2,136       $3,177       $5,719

2) If you annuitize or do not surrender your contract at the end of the applicable time period:


   1 year       3 years      5 years      10 years
-----------    ---------    ---------    ---------
   $1,082       $2,136       $3,177       $5,719

The next Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that the EGMDB Death Benefit and Lincoln Lifetime IncomeSM Advantage 2.0 (Managed
Risk) at the guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1) If you surrender your contract at the end of the applicable time period:


   1 year       3 years      5 years      10 years
-----------    ---------    ---------    ---------
   $1,057       $2,098       $3,175       $6,033

2) If you annuitize or do not surrender your contract at the end of the applicable time period:


   1 year       3 years      5 years      10 years
-----------    ---------    ---------    ---------
   $1,057       $2,098       $3,175       $6,033

For more information, see Charges and Other Deductions in this prospectus, and the prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. Different fees and expenses not reflected in the examples may be imposed during a period in which Annuity Payouts are made. See The Contracts - Annuity Payouts. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.



Summary of Common Questions
What kind of contract am I buying? It is an individual variable and/or interest adjusted, if applicable, annuity contract between you and Lincoln New York. This prospectus primarily describes the variable side of the contract. See The Contracts.

What is the Variable Annuity Account (VAA)? It is a separate account we established under New York insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more Subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. See Variable Annuity Account.

What are Asset Allocation Models? Asset allocation models are designed to assist you in deciding how to allocate your Purchase Payments among the various Subaccounts. Each model provides a diversified investment portfolio by combining different asset classes to help it reach its stated investment goal. See The Contracts - Asset Allocation Models.

What are Investment Requirements? If you elect a Living Benefit Rider (except i4LIFE (Reg. TM) Advantage without Guaranteed Income Benefit), you will be subject to certain requirements for your Subaccount investments, which means you may be limited in how much you can invest in certain Subaccounts. Different Investment Requirements apply to different riders. If you elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk), will have more restrictive Investment Requirements. See The Contracts - Investment Requirements.

What are my investment choices? You may allocate your Purchase Payments to the VAA or to the fixed account, if available. Based upon your instruction for Purchase Payments, the VAA applies your Net Purchase Payments to buy shares in one or more of the investment options. In turn, each fund holds a portfolio of securities consistent with its investment policy. See Investments of the Variable Annuity Account - Description of the Funds.

Who invests my money? Several different investment advisers manage the investment options. See Investments of the Variable Annuity Account - Description of the Funds.

How does the contract work? If we approve your application, we will send you a contract. When you make Net Purchase Payments during the accumulation phase, you buy Accumulation Units. If you decide to receive an Annuity Payout, your Accumulation Units are converted to Annuity Units. Your Annuity Payouts will be based on the number of Annuity Units you receive and the value of each Annuity Unit on payout days. See The Contracts.

What charges do I pay under the contract? We apply a charge to the daily net asset value of the VAA that consists of a mortality and expense risk charge according to the Death Benefit you select. There is an administrative charge in addition to the mortality and expense risk charge. The charges for any riders applicable to your contract will also be deducted from your Contract Value or Account Value if i4LIFE (Reg. TM) Advantage is elected. See Charges and Other Deductions.

A front-end load is determined based on each Gross Purchase Payment as it is received. The amount of the sales charge on any current Gross Purchase Payment may be reduced based on the assets accumulated under the terms of the contract. The sales charge ranges from 5.50% to 1.00% (5.75% to 1.00% for contracts purchased prior to February 8, 2010).

We reserve the right to charge a $25 fee for the 13th and each additional transfer during any Contract Year, excluding automatic dollar cost averaging, portfolio rebalancing and cross-reinvestment transfers. The transfer charge will not be imposed on the first 12 transfers during the Contract Year.

We will deduct any applicable premium tax from Gross Purchase Payments or Contract Value, unless the governmental entity dictates otherwise, at the time the tax is incurred or at another time we choose.

See Expense Tables and Charges and Other Deductions for additional fees and expenses in these contracts.

The funds' investment management fees, expenses and expense limitations, if applicable, are more fully described in the prospectuses for the funds.

The surrender, withdrawal or transfer of value from a Guaranteed Period of the fixed account may be subject to the Interest Adjustment, if applicable. See Fixed Side of the Contract.

Charges may also be imposed during the regular income or Annuity Payout period, including i4LIFE (Reg. TM) Advantage, if elected. See The Contracts and Annuity Payouts.

For information about the compensation we pay for sales of contracts, see The Contracts - Distribution of the Contracts.

What Gross Purchase Payments do I make, and how often? Subject to the minimum and maximum Gross Purchase Payment amounts, your payments are completely flexible. See The Contracts - Purchase Payments.

Am I limited in the amount of Purchase Payments I can make into the contract? Yes, Purchase Payments totaling $2 million or more are subject to Servicing Office approval. This amount takes into consideration the total Purchase Payments for all contracts issued by the Company (or its affiliates) in which you are the Contractowner, joint owner, or Annuitant.

If you elect a Living Benefit Rider (other than i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit), after the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year. If you elect any version of i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit, no additional Purchase Payments will be allowed at any time after the Guaranteed Income Benefit has been elected. For more information about these restrictions and limitations, please see The Contracts - Purchase Payments section in this prospectus.

How will my Annuity Payouts be calculated? If you decide to annuitize, you may select an annuity option and start receiving Annuity Payouts from your contract as a fixed option or variable option or a combination of both. See Annuity Payouts - Annuity Options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios.

What is i4LIFE (Reg. TM) Advantage? i4LIFE (Reg. TM) Advantage is an Annuity Payout option, available for purchase at an additional charge, that provides periodic variable lifetime income payments, a Death Benefit, and the ability to make withdrawals during a defined period of time (Access Period). For an additional charge, you may purchase a minimum payout floor, the Guaranteed Income Benefit. We assess a charge, imposed only during the i4LIFE (Reg. TM) Advantage payout phase, based on the i4LIFE (Reg. TM) Advantage Death Benefit you choose and whether or not the Guaranteed Income Benefit is in effect.

What happens if I die before I annuitize? Your Beneficiary will receive Death Benefit proceeds based upon the Death Benefit you select. Your Beneficiary has options as to how the Death Benefit is paid. In the alternative, you may choose to receive a Death Benefit on the death of the Annuitant. See The Contracts - Death Benefit.

May I transfer Contract Value between variable options and between the variable and fixed sides of the contract? Yes, subject to certain restrictions. Generally, transfers made before the Annuity Commencement Date are restricted to no more than twelve (12) per Contract Year. The minimum amount that can be transferred to the fixed account is $2,000 (unless the total amount in the Subaccounts is less than $2,000). If transferring funds from the fixed account to the Subaccount, you may only transfer 25% of the total value invested in the fixed account in any 12-month period. The minimum amount that may be transferred is $300. If permitted by your contract, we may discontinue accepting transfers into the fixed side of the contract at any time. See The Contracts - Transfers On or Before the Annuity Commencement Date and Transfers After the Annuity Commencement Date. For further information, see also the Fixed Side of the Contract.

What are Living Benefit Riders? Living Benefit Riders are optional riders available to purchase for an additional fee. These riders provide different types of minimum guarantees if you meet certain conditions. These riders offer either a minimum withdrawal benefit (Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage), an income benefit (Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and Lincoln Lifetime IncomeSM Advantage 2.0) or a minimum Annuity Payout (4LATER (Reg. TM) Advantage, i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) and i4LIFE (Reg. TM) Advantage with prior versions of the Guaranteed Income Benefit or without the Guaranteed Income Benefit). If you select a Living Benefit Rider, Excess Withdrawals may have adverse effects on the benefit (especially during times of poor investment performance), and you will be subject to Investment Requirements (unless you elect i4LIFE (Reg. TM) Advantage without Guaranteed Income Benefit). Excess Withdrawals under certain Living Benefit Riders may result in a reduction or premature termination of those benefits or of those riders. If you are not certain how an Excess Withdrawal will reduce your future guaranteed amounts, you should contact either your registered representative or us prior to requesting a withdrawal to find out what, if any, impact the Excess Withdrawal will have on any guarantees under the Living Benefit Rider. For contracts issued on or after August 26, 2013, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is available for election only at the time the contract is purchased. The following Living Benefit Riders are no longer available for purchase: Lincoln Lifetime IncomeSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln SmartSecurity (Reg. TM) Advantage and 4LATER (Reg. TM) Advantage. Prior versions of i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit may also be unavailable unless otherwise guaranteed under a rider you have purchased. The Managed Risk riders were formerly called Protected Funds riders. Any guarantees under the contract that exceed your Contract Value are subject to our financial strength and claims-paying ability.


What is Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)? Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is a rider that you may purchase for an additional charge and which provides on an annual basis guaranteed periodic withdrawals up to a guaranteed amount based on an Income Base, a 5% Enhancement to the Income Base (less Purchase Payments received in that year) or automatic annual step-ups to the Income Base, and age-based increases to the guaranteed periodic withdrawal amount. Withdrawals may be made up to the Guaranteed Annual Income amount as long as that amount is greater than zero. To continue these payments for life, you must elect i4LIFE (Reg. TM) Advantage or an Annuity Payout option under this contract. The Income Base is not available as a separate benefit upon death or surrender and is increased by subsequent Purchase Payments, 5% Enhancements to the Income Base (less Purchase Payments received in that year), and Automatic Annual Step-ups to the Income Base and is decreased by certain withdrawals in accordance with provisions described in this prospectus. See The Contracts - Lincoln Lifetime IncomeSM Advantage

2.0 (Managed Risk). You may not simultaneously elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and another one of the Living Benefit Riders. By electing this rider you will be subject to Investment Requirements. See The Contracts - Investment Requirements.

A prior version of this rider, Lincoln Lifetime IncomeSM Advantage 2.0, provided lower Guaranteed Annual Income amount percentages and less restrictive Investment Requirements. This version is no longer available for purchase.

What is Lincoln Lifetime IncomeSM Advantage? Lincoln Lifetime IncomeSM Advantage is a rider that provides minimum guaranteed, periodic withdrawals for your life regardless of the investment performance of the contract provided certain conditions are met. Withdrawals are based on the Guaranteed Amount which is equal to the initial Gross Purchase Payment (or Contract Value if elected after contract issue). The Guaranteed Amount is not available as a separate benefit upon death or surrender and is increased by subsequent Gross Purchase Payments, Automatic Annual Step-ups, the 5% Enhancements, and the Step-up to 200% (if applicable to your contract) of the initial Guaranteed Amount and is decreased by withdrawals in accordance with provisions described later in this prospectus. See The Contracts - Lincoln Lifetime IncomeSM Advantage. You may not simultaneously elect Lincoln Lifetime IncomeSM Advantage and another one of the Living Benefit Riders. By electing this rider you will be subject to Investment Requirements. See The Contracts - Investment Requirements. This rider is no longer available for purchase.

What is the Lincoln SmartSecurity (Reg. TM) Advantage? This benefit provides a Guaranteed Amount equal to the initial Gross Purchase Payment (or Contract Value at the time of election) as adjusted. You may access this benefit through periodic withdrawals. Excess Withdrawals will adversely affect the Guaranteed Amount. See The Contracts - Lincoln SmartSecurity (Reg. TM) Advantage. You cannot simultaneously elect Lincoln SmartSecurity (Reg. TM) Advantage with any other Living Benefit Rider. By electing this benefit, you will be subject to Investment Requirements. See The Contracts - Investment Requirements. All versions of this rider are no longer available for purchase.

What is 4LATER (Reg. TM) Advantage (or "4LATER (Reg. TM)")? 4LATER (Reg. TM) Advantage is a way to guarantee today a minimum payout floor in the future for the i4LIFE (Reg. TM) Advantage regular income payments. 4LATER (Reg. TM) Advantage provides an initial Income Base that is guaranteed to increase at a specified percentage over the accumulation period of the annuity. There is an additional charge for this rider and you will be subject to Investment Requirements. You may not simultaneously elect 4LATER (Reg. TM) Advantage and another one of the Living Benefit Riders. See The Contracts - 4LATER (Reg. TM) Advantage. This rider is no longer available for purchase.

What is i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit? The Guaranteed Income Benefit provides a minimum payout floor for your i4LIFE (Reg. TM) Advantage Regular Income Payments. By electing this benefit, you will be subject to specific Investment Requirements. See The Contracts - Investment Requirements. The Guaranteed Income Benefit is purchased when you elect i4LIFE (Reg. TM) Advantage or any time during the Access Period subject to terms and conditions at that time. The minimum floor is based on the Contract Value at the time you elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit. Certain Living Benefit Riders have features that may be used to establish the amount of the Guaranteed Income Benefit. You may use your Income Base from Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) to establish the Guaranteed Income Benefit (Managed Risk) at the time you terminate that rider to purchase i4LIFE (Reg. TM) Advantage. The Guaranteed Amount or Income Base from other Living Benefit Riders may also be used to establish the i4LIFE (Reg.
TM) Advantage Guaranteed Income Benefit. See The Contracts - Living Benefit Riders - Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage, 4LATER (Reg. TM) Advantage Guaranteed Income Benefit, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity (Reg. TM) Advantage. i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) is the only version of this rider available for purchase unless you are guaranteed the right to elect a prior version under another Living Benefit Rider.

May I surrender the contract or make a withdrawal? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. See The Contracts - Surrenders and Withdrawals. A portion of surrender or withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 591/2, a 10% Internal Revenue Service
(IRS) tax penalty may apply. A surrender or a withdrawal also may be subject to 20% withholding. See Federal Tax Matters.

Do I get a free look at this contract? Yes. You can cancel the contract within ten days of the date you first receive the contract. You need to return the contract, postage prepaid, to our Servicing Office. You assume the risk of any market drop on Purchase Payments you allocate to the variable side of the contract. See Return Privilege.

Where may I find more information about Accumulation Unit values? Appendixes A and B to this prospectus provide more information about Accumulation Unit values.



Investment Results
At times, the VAA may compare its investment results to various unmanaged indices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods. Total returns include the reinvestment of all distributions, which are reflected in changes in unit value. The money market Subaccount's yield is based upon investment performance over a 7-day period, which is then annualized.

Note that there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to the contract fees and expenses, the yields of any Subaccount investing in a money market fund may also become extremely low and possibly negative.

The money market yield figure and annual performance of the Subaccounts are based on past performance and do not indicate or represent future performance.



Lincoln Life & Annuity Company of New York
Lincoln New York (the Company) is a stock life insurance company chartered in New Jersey in 1897 and redomesticated to New York on April 2, 2007. Lincoln New York is a subsidiary of The Lincoln National Life Insurance Company (Lincoln
Life). Lincoln Life is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln New York is obligated to pay all amounts promised to policy owners under the policies.

Depending on when you purchased your contract, you may be permitted to make allocations to the fixed account, which is part of our general account. See The Fixed Side of the Contract. In addition, any guarantees under the contract that exceed your Contract Value, such as those associated with Death Benefit options and Living Benefit Riders are paid from our general account (not the VAA). Therefore, any amounts that we may pay under the contract in excess of Contract Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. With respect to the issuance of the contracts, Lincoln New York does not file periodic financial reports with the SEC pursuant to the exemption for life insurance companies provided under Rule 12h-7 of the Securities Exchange Act of 1934.

We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account. Moreover, unlike assets held in the VAA, the assets of the general account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other Contractowner obligations.

The general account is not segregated or insulated from the claims of the insurance company's creditors. Investors look to the financial strength of the insurance companies for these insurance guarantees. Therefore, guarantees provided by the insurance company as to benefits promised in the prospectus are subject to the claims paying ability of the insurance company and are subject to the risk that the insurance company may not be able to cover or may default on its obligations under those guarantees.

Our Financial Condition. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our general account. In general, those laws and regulations determine the amount and type of investments which we can make with general account assets.

In addition, state insurance regulations require that insurance companies calculate and establish on their financial statements, a specified amount of reserves in order to meet the contractual obligations to pay the claims of our policyholders. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of liabilities, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our general account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

How to Obtain More Information. We encourage both existing and prospective policyholders to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the VAA, are located in the SAI. If you would like a free copy of the SAI, please write to us at: PO Box 2348, Fort Wayne, IN 46801-2348, or call 1-888-868-2583. In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov. You may obtain our audited statutory financial statements and any unaudited statutory financial statements that may be available by visiting our website at www.LincolnFinancial.com.

You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity contracts based on its financial strength and/or claims-paying ability. Additional information about rating agencies is included in the Statement of Additional Information.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.



Variable Annuity Account (VAA)
On March 11, 1999, the VAA was established as an insurance company separate account under New York law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln New York. We are the issuer of the contracts and the obligations set forth in the contract, other than those of the Contractowner, are ours. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts placed in the VAA.

The VAA is used to support other annuity contracts offered by us in addition to the contracts described in this prospectus. The other annuity contracts supported by the VAA generally invest in the same funds as the contracts described in this prospectus. These other annuity contracts may have different charges that could affect the performance of their Subaccounts, and they offer different benefits.



Financial Statements
The December 31, 2013 financial statements of the VAA and the December 31, 2013 financial statements of Lincoln New York are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-888-868-2583.



Investments of the Variable Annuity Account
You decide the Subaccount(s) to which you allocate Net Purchase Payments. There is a separate Subaccount which corresponds to each class of each fund. You may change your allocation without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request.


Investment Advisers

As compensation for its services to the funds, each investment adviser for each fund receives a fee from the funds which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined in the prospectuses for the funds.


Certain Payments We Receive with Regard to the Funds

We (or our affiliates) incur expenses in promoting, marketing, and administering the contracts (and in our role as intermediary, the funds). With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may make payments to us (or an affiliate) for certain services we provide on behalf of the funds. Such services include, but are not limited to, recordkeeping; aggregating and processing purchase and redemption orders; providing Contractowners with statements showing their positions within the funds; processing dividend payments; providing subaccounting services for shares held by Contractowners; and forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and printing and delivering prospectuses and updates to Contractowners. It is anticipated that such payments will be based on a percentage of assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by us (or an affiliate). These percentages are negotiated and vary with each fund. Some advisers and/or distributors may pay us significantly more than other advisors and/or distributors and the amount we receive may be substantial. These percentages currently range up to 0.49%. We (or our affiliates) may profit from these payments. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, bear the costs of these investment advisory fees (see the funds' prospectuses for more information). Additionally, a fund's adviser and/or distributor or its affiliates may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts for marketing programs and sales support, as well as amounts to participate in training and sales meetings.

In addition to the payments described above, most of the funds offered as part of this contract make payments to us under their distribution plans (12b-1 plans) for the marketing and distribution of fund shares. The payment rates range up to 0.35% based on the amount of assets invested in those funds. Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the fund's investment return. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us or our affiliates would decrease.


Description of the Funds

Each of the Subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.

We select the funds offered through the contract based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will make payments to us or our affiliates. We may also consider the ability of the fund to help manage volatility and our risks associated with the guarantees we provide under the contract and under optional riders, especially the Living Benefit Riders. We review each fund periodically after it is selected. Upon review, we may remove a fund or restrict allocation of additional Purchase Payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant Contractowner assets. Finally, when we develop a variable annuity product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.

Certain funds invest substantially all of their assets in other funds. As a result, you will pay fees and expenses at both fund levels. This will reduce your investment return. These arrangements are referred to as funds of funds or master-feeder funds. Funds of funds or master-feeder structures may have higher expenses than funds that invest directly in debt or equity securities.

Certain funds may employ risk management strategies to provide for downside protection during sharp downward movements in equity markets. These strategies could limit the upside participation of the fund in rising equity markets relative to other funds. The Death Benefits and Living Benefit Riders offered under the contract also provide protection in the event of a market downturn. Likewise, there are additional costs associated with the Death Benefits and Living Benefit Riders, which can limit the contract's upside participation in the markets. Many of these funds are included in the Investment Requirements associated with the Living Benefit Riders. For more information on these funds and their risk management strategies, please see the Investment Requirements section of this prospectus. You should consult with your registered representative to determine which combination of investment choices and Death Benefit and/or Living Benefit Rider purchases (if any) are appropriate for you.


Following are brief summaries of the fund descriptions. More detailed information may be obtained from the current prospectus for each fund. You should read each fund prospectus carefully before investing. Prospectuses for each fund are available by contacting us. In addition, if you receive a summary prospectus for a fund, you may obtain a full statutory prospectus by referring to the contact information for the fund company on the cover page of the summary prospectus. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.


AIM Variable Insurance Funds (Invesco Variable Insurance Funds), advised by Invesco Advisers, Inc.

  o Invesco V.I. International Growth Fund (Series II Shares): Long-term growth of capital.
     This fund will be available on or about May 19, 2014. Consult your financial advisor.


AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein,
    L.P.

  o AllianceBernstein VPS Global Thematic Growth Portfolio (Class B): Long-term growth of capital.

  o AllianceBernstein VPS Small/Mid Cap Value Portfolio (Class B): Long-term growth of capital.


American Funds Insurance Series (Reg. TM), advised by Capital Research and Management Company

  o Global Growth Fund (Class 2): Long-term growth of capital.

  o Global Small Capitalization Fund (Class 2): Long-term capital growth.

  o Growth Fund (Class 2): Capital growth.

  o Growth-Income Fund (Class 2): Long-term growth of capital and income.

  o International Fund (Class 2): Long-term growth of capital.

BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, LLC and sub-advised by BlackRock Investment Management, LLC

  o BlackRock Global Allocation V.I. Fund (Class III): High total investment return.


Delaware VIP (Reg. TM) Trust, advised by Delaware Management Company*

  o Diversified Income Series (Service Class): Maximum long-term total return consistent with reasonable risk.

  o Emerging Markets Series (Service Class): Long-term capital appreciation.

  o High Yield Series (Service Class): Total return and, as a secondary objective, high current income.
     This fund is not available in contracts issued on or after November 15, 2010.

  o Limited-Term Diversified Income Series (Service Class): Maximum total return, consistent with reasonable risk.

  o REIT Series (Service Class): Maximum long-term total return, with capital appreciation as a secondary objective.

  o Small Cap Value Series (Service Class): Capital appreciation.

  o Smid Cap Growth Series (Service Class): Long-term capital appreciation. (Sub-advised by Delaware Investments Advisory Services)

  o U.S. Growth Series (Service Class): Long-term capital appreciation. (Sub-advised by Delaware Investments Advisory Services)

  o Value Series (Service Class): Long-term capital appreciation.


DWS Variable Series II, advised by Deutsche Investment Management Americas Inc. and sub-advised by RREEF America L.L.C.

  o DWS Alternative Asset Allocation VIP Portfolio (Class B): Capital appreciation; a fund of funds.


Fidelity (Reg. TM) Variable Insurance Products, advised by Fidelity Management and Research Company and sub-advised by FMR Co., Inc.

  o Contrafund (Reg. TM) Portfolio (Service Class 2): Long-term capital appreciation.

  o Growth Portfolio (Service Class 2): To achieve capital appreciation.

  o Mid Cap Portfolio (Service Class 2): Long-term growth of capital.


Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income VIP Fund and the Templeton Global Bond VIP Fund, and by Franklin Mutual Advisors, LLC for the Franklin Mutual Shares VIP Fund.

  o Franklin Income VIP Fund (Class 2): To maximize income while maintaining prospects for capital appreciation.
     (formerly Franklin Income Securities Fund)

  o Franklin Mutual Shares VIP Fund (Class 2): Capital appreciation; income is a secondary consideration.
     (formerly Mutual Shares Securities Fund)

  o Templeton Global Bond VIP Fund (Class 2): High current income consistent with preservation of capital; capital appreciation is a secondary objective.
     (formerly Templeton Global Bond Securities Fund)
    This fund is not available in contracts issued on or after June 30, 2009, but will reopen for all contracts on or about May 19, 2014. Consult your financial advisor.


Goldman Sachs Variable Insurance Trust, advised by Goldman Sachs Asset
    Management, L.P.

  o Goldman Sachs VIT Large Cap Value Fund (Service Class): Long-term capital appreciation


Legg Mason Partners Variable Equity Trust, advised by Legg Mason Partners Fund Advisor, LLC.

  o ClearBridge Variable Mid Cap Core Portfolio (Class II): Long-term growth of capital.
     (Subadvised by ClearBridge Investments, LLC)
     This fund will be available on or about May 19, 2014. Consult your financial advisor.


Lincoln Variable Insurance Products Trust, advised by Lincoln Investment
    Advisors Corporation.

  o LVIP Baron Growth Opportunities Fund (Service Class): Capital appreciation.

     (Sub-advised by BAMCO, Inc.)

  o LVIP BlackRock Emerging Markets RPM Fund (Service Class): To invest primarily in securities included in a broad-based emerging markets index and to seek to approximate as closely as possible, before fees and expenses, the performance of that index while seeking to control the level of portfolio volatility.
    (Sub-advised by BlackRock Investment Management, LLC)

  o LVIP BlackRock Equity Dividend RPM Fund (Service Class): Reasonable income by investing primarily in income-producing equity securities. (Sub-advised by BlackRock Investment Management, LLC)

  o LVIP BlackRock Inflation Protected Bond Fund (Service Class): To maximize real return, consistent with preservation of real capital and prudent investment management.
     (Sub-advised by BlackRock Financial Management, Inc.)

  o LVIP Capital Growth Fund (Service Class): Capital growth.
     (Sub-advised by Wellington Management)

  o LVIP Clarion Global Real Estate Fund (Service Class): Total return through a combination of current income and long-term capital appreciation.
    (Sub-advised by CBRE Clarion Securities LLC)

  o LVIP Columbia Small-Mid Cap Growth RPM Fund (Service Class): Capital appreciation.
     (Sub-advised by Columbia Management Investment Advisors, LLC)

  o LVIP Delaware Bond Fund (Service Class): Maximum current income (yield) consistent with a prudent investment strategy.
     (Sub-advised by Delaware Management Company)*

  o LVIP Delaware Diversified Floating Rate Fund (Service Class): Total return. (Sub-advised by Delaware Management Company)*

  o LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund (Service Class): Long-term capital growth.
     (Sub-advised by Delaware Management Company)*
     This fund is not available in contracts issued on or after June 30, 2009.

  o LVIP Delaware Growth and Income Fund (Service Class): To maximize long-term capital appreciation.
     (Sub-advised by Delaware Management Company)*
     This fund is not available in contracts issued on or after May 23, 2011.

  o LVIP Delaware Social Awareness Fund (Service Class): To maximize long-term capital appreciation.
     (Sub-advised by Delaware Management Company)*

  o LVIP Delaware Special Opportunities Fund (Service Class): To maximize long-term capital appreciation.
     (Sub-advised by Delaware Management Company)*

  o LVIP Dimensional Non-U.S. Equity RPM Fund (Service Class): Long-term capital appreciation; a fund of funds.

  o LVIP Dimensional U.S. Equity RPM Fund (Service Class): Long-term capital appreciation; a fund of funds.

  o LVIP Dimensional/Vanguard Total Bond Fund (Service Class): Total return consistent with the preservation of capital.

  o LVIP Global Income Fund (Service Class): Current income consistent with preservation of capital.
     (Sub-advised by Mondrian Investment Partners Limited and Franklin Advisors, Inc.)

  o LVIP JPMorgan High Yield Fund (Service Class): A high level of current income; capital appreciation is the secondary objective.
     (Sub-advised by J.P. Morgan Investment Management, Inc.)

  o LVIP JPMorgan Mid Cap Value RPM Fund (Service Class): Long-term capital appreciation.
     (Sub-advised by J.P. Morgan Investment Management, Inc.)

  o LVIP Managed Risk Profile 2010 Fund (Service Class): The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.
     This fund is not available in contracts issued on or after June 30, 2009.

  o LVIP Managed Risk Profile 2020 Fund (Service Class): The highest total return over time with an increased emphasis on capital preservation as the target date approaches s; a fund of funds.
     This fund is not available in contracts issued on or after June 30, 2009.

  o LVIP Managed Risk Profile 2030 Fund (Service Class): The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.
     This fund is not available in contracts issued on or after June 30, 2009

  o LVIP Managed Risk Profile 2040 Fund (Service Class): The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.
     This fund is not available in contracts issued on or after June 30, 2009.

  o LVIP Managed Risk Profile Conservative Fund (Service Class): A high level of current income with some consideration given to growth of capital; a fund of funds.

  o LVIP Managed Risk Profile Growth Fund (Service Class): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.

  o LVIP Managed Risk Profile Moderate Fund (Service Class): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.

  o LVIP MFS International Growth Fund (Service Class): Long-term capital appreciation.
     (Sub-advised by Massachusetts Financial Services Company)

  o LVIP MFS Value Fund (Service Class): Capital appreciation.
     (Sub-advised by Massachusetts Financial Services Company)

  o LVIP Mid-Cap Value Fund (Service Class): Long-term capital appreciation. (Sub-advised by Wellington Management)

  o LVIP Mondrian International Value Fund (Service Class): Long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.
     (Sub-advised by Mondrian Investment Partners Limited)

  o LVIP Money Market Fund (Service Class): To maximize current income while maintaining a stable value of your shares (providing stability of net asset value) and preserving the value of your initial investment (preservation of capital).
     (Sub-advised by Delaware Management Company)*

  o LVIP PIMCO Low Duration Bond Fund (Service Class): To seek a high level of current income consistent with preservation of capital.
     (Sub-advised by Pacific Investment Management Company)
     This fund will be available on or about May 19, 2014. Consult your financial advisor.

  o LVIP SSgA Bond Index Fund (Service Class): To match as closely as practicable, before fees and expenses, the performance of the Barclays Capital U.S. Aggregate Index.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Conservative Index Allocation Fund (Service Class): A high level of current income, with some consideration given to growth of capital; a fund of funds.

  o LVIP SSgA Conservative Structured Allocation Fund (Service Class): A high level of current income, with some consideration given to growth of capital; a fund of funds.

  o LVIP SSgA Developed International 150 Fund (Service Class): To maximize long-term capital appreciation; a fund of funds.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Emerging Markets 100 Fund (Service Class): To maximize long-term capital appreciation.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Global Tactical Allocation RPM Fund (Service Class): Long-term growth of capital; a fund of funds.
     (Sub-advised by SSgA Fund Management, Inc.)

  o LVIP SSgA International Index Fund (Service Class): To approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Large Cap 100 Fund (Service Class): To maximize long-term capital appreciation.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Moderate Index Allocation Fund (Service Class): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.

  o LVIP SSgA Moderate Structured Allocation Fund (Service Class): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.

  o LVIP SSgA Moderately Aggressive Index Allocation Fund (Service Class): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.

  o LVIP SSgA Moderately Aggressive Structured Allocation Fund (Service Class):
     A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.

  o LVIP SSgA S&P 500 Index Fund (Service Class): To approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.**
    (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Small-Cap Index Fund (Service Class): To approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000 (Reg. TM) Index, which emphasizes stocks of small U.S. companies.
    (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Small-Mid Cap 200 Fund (Service Class): To maximize long-term capital appreciation.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP T. Rowe Price Growth Stock Fund (Service Class): Long-term capital growth.
     (Sub-advised by T. Rowe Price Associates, Inc.)

  o LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Service Class): To maximize capital appreciation.
     (Sub-advised by T. Rowe Price Associates, Inc.)

  o LVIP Templeton Growth RPM Fund (Service Class): Long-term capital growth. (Sub-advised by Templeton Investment Counsel, LLC)

  o LVIP UBS Large Cap Growth RPM Fund (Service Class): Long-term growth of capital in a manner consistent with the preservation of capital. (Sub-advised by UBS Global Asset Management (Americas) Inc.)

  o LVIP Vanguard Domestic Equity ETF Fund (Service Class): Long-term capital appreciation; a fund of funds.

  o LVIP Vanguard International Equity ETF Fund (Service Class): Long-term capital appreciation; a fund of funds.


Lord Abbett Series Fund, Inc., advised by Lord, Abbett & Co. LLC

  o Lord Abbett Fundamental Equity Portfolio (Class VC): Long-term growth of capital and income without excessive fluctuations in market value.
     This fund is not available in contracts issued on or after October 31, 2011.


MFS (Reg. TM) Variable Insurance TrustSM, advised by Massachusetts Financial
    Services Company

  o Growth Series (Service Class): Capital appreciation.

  o Utilities Series (Service Class): Total return.


Oppenheimer Variable Account Funds, advised by Oppenheimer Funds, Inc.

  o Oppenheimer Global Fund/VA (Service Shares): Capital appreciation.
     This fund is not available in contracts issued on or after October 31, 2011.


PIMCO Variable Insurance Trust, advised by PIMCO

  o PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio (Advisor Class):
Maximum real return.


The Universal Institutional Funds, Inc., advised by Morgan Stanley Investment
    Management Inc.

  o Morgan Stanley UIF Growth Portfolio (Class II): Long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies.
     This fund is not available in contracts issued on or after October 31, 2011.

* Investments in Delaware Investments VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Delaware Investment Advisors, a series of Delaware Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series or Funds or accounts, the repayment of capital from the Series or Funds or account, or any particular rate of return.

** "Standard & Poor's (Reg. TM)", "S&P 500 (Reg. TM)", "Standard & Poor's 500
   (Reg. TM)" and "500" are trademarks of Standard & Poor's Financial Services, LLC, a subsidiary of The McGraw-Hill Companies, Inc. and have been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product.


Fund Shares

We will purchase shares of the funds at net asset value and direct them to the appropriate Subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay Annuity Payouts, Death Benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one Subaccount to another, we may redeem shares held in the first and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.

Shares of the funds are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies, for investment of the assets of the Subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.

When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.

The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various Contractowners participating in a fund could conflict. Each of the fund's Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. The funds do not foresee any disadvantage to Contractowners arising out of mixed or shared funding. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices. See the prospectuses for the funds.


Reinvestment of Dividends and Capital Gain Distributions

All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to Contractowners as additional units, but are reflected as changes in unit values.


Addition, Deletion or Substitution of Investments

We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds for all Contractowners or only for certain classes of Contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of Contractowners.

Substitutions may be made with respect to existing investments or the investment of future Purchase Payments, or both. We may close Subaccounts to allocations of Purchase Payments or Contract Value, or both, at any time in our sole discretion. The funds, which sell their shares to the Subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Subaccounts. Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion and, if required, after approval from the SEC.

We also may:
 o remove, combine, or add Subaccounts and make the new Subaccounts available to you at our discretion;
 o transfer assets supporting the contracts from one Subaccount to another or from the VAA to another separate account;
 o combine the VAA with other separate accounts and/or create new separate accounts;
 o deregister the VAA under the 1940 Act; and
 o operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.

We may modify the provisions of the contracts to reflect changes to the Subaccounts and the VAA and to comply with applicable law. We will not make any changes without any necessary approval by the SEC. We will also provide you written notice.



Charges and Other Deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.

Our administrative services include:
 o processing applications for and issuing the contracts;
 o processing purchases and redemptions of fund shares as required (including dollar cost averaging, cross-reinvestment, portfolio rebalancing, and automatic withdrawal services - See Additional Services and the SAI for more information on these programs);
 o maintaining records;
 o administering Annuity Payouts;
 o furnishing accounting and valuation services (including the calculation and monitoring of daily Subaccount values);
 o reconciling and depositing cash receipts;
 o providing contract confirmations;
 o providing toll-free inquiry services; and
 o furnishing telephone and other electronic surrenders, withdrawals and fund transfer services.

The risks we assume include:
 o the risk that Annuitants receiving Annuity Payouts live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);
 o the risk that lifetime payments to individuals from Living Benefit Riders will exceed the Contract Value;
 o the risk that Death Benefits paid will exceed the actual Contract Value;
 o the risk that, if a Guaranteed Income Benefit rider is in effect, the required Regular Income Payments will exceed the Account Value;
 o the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change).

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. For example, the sales charge collected may not fully cover all of the sales and distribution expenses actually incurred by us. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.


Deductions from the VAA

For the base contract, we apply to the average daily net asset value of the Subaccounts a charge which is equal to an annual rate of:


                                                                      Guarantee of    Enhanced Guaranteed
                                                    Account Value   Principal Death      Minimum Death
                                                    Death Benefit       Benefit         Benefit (EGMDB)
                                                   --------------- ----------------- --------------------
      Mortality and expense risk charge...........     0.65%            0.70%               0.95%
      Administrative charge.......................     0.10%            0.10%               0.10%
                                                        ----             ----                ----
      Total annual charge for each subaccount.....     0.75%            0.80%               1.05%

For contracts purchased prior to November 15, 2010, the total annual charges are as follows: EGMDB 0.90%; Guarantee of Principal 0.75%; Account Value 0.65%.


Sales Charge

A front-end load, or sales charge, will be applied to all initial and subsequent Gross Purchase Payments that you make. We deduct the sales charge from each Gross Purchase Payment before it is allocated to a Subaccount and/or fixed account. The sales charge is a percentage of each Gross Purchase Payment and is based on the owner's investment amount at the time each Gross Purchase Payment is made.

For contracts purchased on or after November 15, 2010, the sales charge is calculated according to the following scale:


Owner's Investment               Sales Charge
------------------------------- -------------
      $0 - $49,999 .                5.50%
      $50,000 - $99,999 .           4.50%
      $100,000 - $249,999 .         3.50%
      $250,000 - $499,999 .         2.50%
      $500,000 - $999,999 .         2.00%
      $1,000,000 or greater .       1.00%

For contracts purchased prior to November 15, 2010, the sales charge is calculated according to the following scale:


Owner's Investment               Sales Charge
------------------------------- -------------
      Under $25,000 .               5.75%
      $25,000-$49,999 .             5.00%
      $50,000-$99,999 .             4.50%
      $100,000-$249,999 .           3.50%
      $250,000-$499,999 .           2.50%
      $500,000-$749,999 .           2.00%
      $750,000-$999,999 .           1.50%
      $1,000,000 or greater .       1.00%

The owner's investment is defined, in accordance with our procedures, as the sum of the Contract Value plus the amount of the current Gross Purchase Payment you are making into this contract.

If you intend to make additional Purchase Payments within thirteen months from the date you purchase the contract, you might be able to lower the sales charge you pay by indicating in a Letter of Intent, the total amount of Purchase Payments you intend to make in the thirteen months from the date you purchase your contract. On the date you purchase your contract, we will deduct a sales charge based on the total amount you plan to invest over the following thirteen months (rather than on the amount of the actual Purchase Payment), if that sales charge is less than the sales charge based on your initial Purchase Payment. For example, if your initial Purchase Payment is $90,000, and you have submitted a Letter of Intent that indicates your intent to invest an additional $10,000 during the next thirteen months (for total Purchase Payments equal to $100,000), the sales charge will be calculated based on the assumed $100,000 investment (which qualifies for a sales charge of 3.50%) instead of your actual initial Purchase Payment of $90,000 (which qualifies for a sales charge of 4.50%). When you purchase your contract, a sales charge of 3.50% will be applied against your $90,000 initial Purchase Payment, and once you make the $10,000 additional Purchase Payment as indicated in your Letter of Intent, another 3.50% sales charge will be applied against the $10,000 Purchase Payment. If you do not make the amount of Purchase Payments stated in the Letter of Intent during the thirteen month period, we will recalculate the sales charge based on the actual amount of Purchase Payments we received in the thirteen month period. If you owe us additional money, we will deduct this amount proportionately from the fixed account and each Subaccount of your Contract Value by the tenth business day of the fourteenth month from the initial Purchase Payment. If you make a subsequent purchase into this contract, we may also accept a Letter of Intent for another thirteen month period. We reserve the right to discontinue this option at any time after providing notice to you.


Account Fee

During the accumulation period, we will deduct an account fee of $20 from the Contract Value on each contract anniversary to compensate us for the administrative services provided to you; this $20 account fee will also be deducted from the Contract Value upon surrender. The account fee will be waived after the fifteenth Contract Year. The account fee will be waived for any contract with a Contract Value that is equal to or greater than $50,000 on the contract anniversary.


Transfer Fee

We reserve the right to charge a fee of up to $25 for the 13th and each additional transfer during any Contract Year, excluding automatic dollar cost averaging, portfolio rebalancing and cross-reinvestment transfers. The transfer charge will not be imposed on the first 12 transfers during the Contract Year.


Rider Charges

A fee or expense may also be deducted in connection with any benefits added to the contract by rider or endorsement. The deduction of a rider charge will be noted on your quarterly statement.

Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Charge. While this rider is in effect, there is a charge for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). The rider charge is currently equal to an annual rate of 1.05% (0.2625% quarterly) for the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed
Risk) single life option and 1.25% (0.3125% quarterly) for the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) joint life option. The charge for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) also applies to an older version of this rider, Lincoln Lifetime IncomeSM Advantage 2.0, which is no longer available for purchase.

The charge is applied to the Income Base (initial Purchase Payment if purchased at contract issue, or Contract Value at the time of election) as increased for subsequent Gross Purchase Payments, Automatic Annual Step-ups, and 5% Enhancements, and decreased for Excess Withdrawals. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the rider's effective date. This deduction will be made in proportion to the value in each Subaccount of the contract on the Valuation Date the rider charge is assessed. The amount we deduct will increase or decrease as the Income Base increases or decreases, because the charge is based on the Income Base. Refer to the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Income Base section for a discussion and example of the impact of the changes to the Income Base.

The annual rider percentage charge may increase each time the Income Base increases as a result of the Automatic Annual Step-up, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. An Automatic Annual Step-up is a feature that will increase the Income Base to equal the Contract Value on a Benefit Year anniversary if all conditions are met. The Benefit Year is a 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. If your percentage charge is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. If you opt out of the step-up, your current charge will remain in effect and the Income Base will be returned to the prior Income Base. This opt out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Automatic Annual Step-up.

The 5% Enhancement to the Income Base (less Purchase Payments received in that year) occurs if a 10-year Enhancement Period is in effect as described further in the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) section. During the first ten Benefit Years an increase in the Income Base as a result of the 5% Enhancement will not cause an increase in the annual rider percentage charge but will increase the dollar amount of the charge. After the 10th Benefit Year anniversary, the annual rider percentage charge may increase each time the Income Base increases as a result of the 5% Enhancement, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. If your percentage charge is increased, you may opt-out of the 5% Enhancement by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. If you opt out of the 5% Enhancement, your current charge will remain in effect and the Income Base will be returned to the prior Income Base. This opt-out will only apply for this particular 5% Enhancement. You will need to notify us each time thereafter (if an Enhancement would cause your percentage charge to increase) if you do not want the 5% Enhancement.

The rider percentage charge will increase to the then current rider percentage charge, if after the first Benefit Year anniversary cumulative Purchase Payments added to the contract equal or exceed $100,000. You may not opt-out of this rider charge increase. See The Contracts - Living Benefit Riders - Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) - Income Base.

The rider charge will be discontinued upon termination of the rider. The pro-rata amount of the rider charge will be deducted upon termination of the rider (except for death) or surrender of the contract.

If the Contract Value is reduced to zero while the Contractowner is receiving a Guaranteed Annual Income, no rider charge will be deducted.

Lincoln Lifetime IncomeSM Advantage Charge. While this rider is in effect, there is a charge for the Lincoln Lifetime IncomeSM Advantage. The rider charge is currently equal to an annual rate of 0.90% of the Guaranteed Amount (0.225% quarterly). For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.75% to 0.90% upon the earlier of (a) the next Automatic Annual Step-up of the Guaranteed Amount or (b) the next Benefit Year anniversary if cumulative Purchase Payments received after the first Benefit Year anniversary equal or exceed $100,000. See The Contracts - Living Benefit Riders - Lincoln Lifetime IncomeSM Advantage - Guaranteed Amount for a description of the calculation of the Guaranteed Amount.

The charge is applied to the Guaranteed Amount as increased for subsequent Gross Purchase Payments, Automatic Annual Step-ups, 5% Enhancements, and the 200% Step-up and decreased for withdrawals. The 200% Step-up is not available for riders purchased on and after October 5, 2009. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the effective date of the rider. This deduction will be made in proportion to the value in each Subaccount of the contract on the Valuation Date the rider charge is assessed. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Refer to the Lincoln Lifetime IncomeSM Advantage Guaranteed Amount section for a discussion and example of the impact of the changes to the Guaranteed Amount.

The annual rider percentage charge may increase each time the Guaranteed Amount increases as a result of the Automatic Annual Step-up, but the charge will never exceed the guaranteed maximum annual percentage charge of 1.50% of the Guaranteed Amount. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. If your percentage charge is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. This opt out will only apply for this particular Automatic Annual Step-up and is not available if additional Gross Purchase Payments would cause your charge to increase (see below). You will need to notify us each time the percentage charge increases if you do not want the Automatic Annual Step-up.

An increase in the Guaranteed Amount as a result of the 5% Enhancement or 200% Step-up will not cause an increase in the annual rider percentage charge but will increase the dollar amount of charge.

Once cumulative additional Purchase Payments into your annuity contract after the first Benefit Year equal or exceed $100,000, any additional Gross Purchase Payment will potentially cause the charge for your rider to change to the current charge in effect on the next Benefit Year anniversary, but the charge will never exceed the guaranteed maximum annual charge. The new charge will become effective on the Benefit Year anniversary.

The rider charge will be discontinued upon termination of the rider. The pro-rata amount of the rider charge will be deducted upon termination of the rider (except for death) or surrender of the contract.

If the Guaranteed Amount is reduced to zero while the Contractowner is receiving a lifetime Maximum Annual Withdrawal, no rider charge will be deducted.

This rider is no longer available for purchase.

Lincoln SmartSecurity (Reg. TM) Advantage Charge. While this rider is in effect, there is a charge for Lincoln SmartSecurity (Reg. TM) Advantage. The rider charge is currently equal to an annual rate of:

1)0.85% of the Guaranteed Amount (0.2125% quarterly) for Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option (the current annual percentage charge will increase to 0.85% upon the next election of a step-up of the Guaranteed Amount); or

2)0.85% of the Guaranteed Amount (0.2125% quarterly) for Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, single life option (and also the prior version of Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up) (for riders purchased prior to December 3, 2012, the current annual percentage charge will increase from 0.65% to 0.85% at the end of the 10-year annual step-up period if a new 10-year period is elected); or

3)1.00% of the Guaranteed Amount (0.25% quarterly) for Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, joint life option (for riders purchased prior to December 3, 2012, the current annual percentage charge will increase from 0.80% to 1.00% at the end of the 10-year annual step-up period if a new 10-year period is elected). See The Contracts - Lincoln SmartSecurity (Reg. TM) Advantage - Guaranteed Amount for a description of the calculation of the Guaranteed Amount.

The charge is applied to the Guaranteed Amount (initial Purchase Payment, if purchased at contract issue, or Contract Value at the time of election) as increased for subsequent Purchase Payments and step-ups and decreased for withdrawals. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the effective date of the rider. This deduction will be made in proportion to the value in each Subaccount of the contract on the Valuation Date the rider charge is assessed. The amount we deduct will increase or decrease as the

Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Refer to the Lincoln SmartSecurity (Reg. TM) Advantage, Guaranteed Amount section, for a discussion and example of the impact of changes to the Guaranteed Amount.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the Contract Value on each Benefit Year anniversary up to and including the 10th Benefit Year if conditions are met as described in the Lincoln SmartSecurity (Reg. TM) Advantage section. Additional 10-year periods of step-ups may be elected. The annual rider percentage charge will not change upon each automatic step-up of the Guaranteed Amount within the 10-year period.

If you elect to step-up the Guaranteed Amount for another 10-year step-up period (including if we administer the step-up election for you or if you make a change from a joint life to a single life option after a death or divorce), a pro-rata deduction of the rider charge based on the Guaranteed Amount immediately prior to the step-up will be made on the Valuation Date of the step-up. This deduction covers the cost of the rider from the time of the previous deduction to the date of the step-up. After a Contractowner's step-up, we will deduct the rider charge for the stepped-up Guaranteed Amount on a quarterly basis, beginning on the Valuation Date on or next following the three-month anniversary of the step-up. At the time of the elected step-up, the rider percentage charge will change to the current charge in effect at that time (if the current charge has changed), but it will never exceed the guaranteed maximum annual percentage charge of 0.95% of the Guaranteed Amount for the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option or 1.50% of the Guaranteed Amount for the Lincoln SmartSecurity (Reg.
TM) Advantage - 1 Year Automatic Step-up option. If you never elect to step-up your Guaranteed Amount, your rider percentage charge will never change, although the amount we deduct will change as the Guaranteed Amount changes. The rider charge will be discontinued upon the earlier of the Annuity Commencement Date, election of i4LIFE (Reg. TM) Advantage or termination of the rider. The pro-rata amount of the rider charge will be deducted upon termination of the rider or surrender of the contract.

Rider Charge Waiver. For the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, after the later of the fifth anniversary of the effective date of the rider or the fifth anniversary of the most recent step-up of the Guaranteed Amount, the rider charge may be waived. For the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, no rider charge waiver is available with the single life and joint life options. The earlier version of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option has a waiver charge provision which may occur after the fifth Benefit Year anniversary following the last automatic step-up opportunity.

Whenever the above conditions are met, on each Valuation Date the rider charge is to be deducted, if the total withdrawals from the contract have been less than or equal to 10% of the sum of: (1) the Guaranteed Amount on the effective date of this rider or on the most recent step-up date; and (2) Gross Purchase Payments made after the step-up, then the quarterly rider charge will be waived. If the withdrawals have been more than 10%, then the rider charge will not be waived.

All versions of this rider are no longer available for purchase.

4LATER (Reg. TM) Advantage Charge. Prior to the Periodic Income Commencement Date (which is defined as the Valuation Date the initial Regular Income Payment under i4LIFE (Reg. TM) Advantage is determined), the annual 4LATER (Reg. TM) charge is currently 0.65% of the Income Base. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base. The Income Base (an amount equal to the initial Gross Purchase Payment if purchased at contract issue, or Contract Value at the time of election if elected after the contract effective date), as adjusted, is a value that will be used to calculate the 4LATER (Reg. TM) Guaranteed Income Benefit. The Income Base is increased for subsequent Purchase Payments, automatic 15% enhancements and resets, and decreased for withdrawals. An amount equal to the quarterly 4LATER (Reg. TM) rider charge multiplied by the Income Base will be deducted from the Subaccounts on every third month anniversary of the later of the 4LATER (Reg.
TM) rider effective date or the most recent reset of the Income Base. This deduction will be made in proportion to the value in each Subaccount on the Valuation Date the 4LATER (Reg. TM) rider charge is assessed. The amount we deduct will increase as the Income Base increases, because the charge is based on the Income Base. As described in more detail below, the only time the Income Base will change is when there are additional Purchase Payments, withdrawals, automatic enhancements at the end of the 3-year waiting periods or in the event of a reset to the current Account Value.

Upon a reset of the Income Base, a pro-rata deduction of the 4LATER (Reg. TM) rider charge based on the Income Base immediately prior to the reset will be made on the Valuation Date of the reset. This deduction covers the cost of the 4LATER (Reg. TM) rider from the time of the previous deduction to the date of the reset. After the reset, we will deduct the 4LATER (Reg. TM) rider charge for the reset Income Base on a quarterly basis, beginning on the Valuation Date on or next following the three-month anniversary of the reset. At the time of the reset, the annual charge will be the current charge in effect at the time of reset, not to exceed the guaranteed maximum charge of 1.50% of the Income Base. If you never elect to reset your Income Base, your 4LATER (Reg. TM) rider percentage charge will never change, although the amount we deduct will change as your Income Base changes.

Prior to the Periodic Income Commencement Date, a pro-rata amount of the 4LATER (Reg. TM) rider charge will be deducted upon termination of the 4LATER (Reg.
TM) rider for any reason other than death. On the Periodic Income Commencement Date, a pro-rata deduction of the 4LATER (Reg. TM) rider charge will be made to cover the cost of 4LATER (Reg. TM) since the previous deduction.

This rider is no longer available for purchase.

i4LIFE (Reg. TM) Advantage Charge. While this rider is in effect, there is a daily charge for i4LIFE (Reg. TM) Advantage that is based on your Account Value. The initial Account Value is your Contract Value on the Valuation Date i4LIFE (Reg. TM) Advantage becomes effective, less any applicable premium taxes. During the Access Period, your Account Value on a Valuation Date equals the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, and will be reduced by Regular Income Payments and Guaranteed Income Benefit payments made, as well as any withdrawals.

The annual rate of the i4LIFE (Reg. TM) Advantage charge during the Access Period is: 1.15% for the i4LIFE (Reg. TM) Advantage Account Value Death Benefit; 1.20% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit; and 1.45% for the i4LIFE (Reg. TM) Advantage EGMDB. During the Lifetime Income Period, the charge for all Death Benefit options is 1.15%. This charge consists of a mortality and expense risk charge, and an administrative charge (charges for the Guaranteed Income Benefits are not included and are listed below). These charges replace the Separate Account Annual Expenses for the base contract. i4LIFE (Reg. TM) Advantage and the charge will begin on the Periodic Income Commencement Date, which is the Valuation Date on which the Regular Income Payment is determined and the beginning of the Access Period. Refer to the i4LIFE (Reg. TM) Advantage section for explanations of the Account Value, the Access Period, and the Lifetime Income Period. Purchasers of any version of Lincoln Lifetime IncomeSM Advantage 2.0 pay different charges for i4LIFE (Reg. TM) Advantage. See i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) Charge for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk).

i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit Charge. Guaranteed Income Benefit (Managed Risk) and Guaranteed Income Benefit (version 4) are each subject to a current annual charge of 0.65% of the Account Value (0.50% for versions 1, 2 and 3) (single life option), which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 1.80% (1.65% for version 1, 2 and 3) for the i4LIFE (Reg. TM) Advantage Account Value Death Benefit; 1.85% (1.70% for version 1, 2 and 3) for the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit; and 2.10% (1.95% for version 1, 2 and 3) for the i4LIFE (Reg.
TM) Advantage EGMDB.

If you elect the joint life option, Guaranteed Income Benefit (Managed Risk) and Guaranteed Income Benefit (version 4) are each subject to a current annual charge of 0.85% of the Account Value which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.00% for the i4LIFE (Reg. TM) Advantage Account Value Death Benefit; 2.05% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit; and 2.30% for the i4LIFE (Reg. TM) Advantage EGMDB. These charges replace the Separate Account Annual Expenses for the base contract. The charge for i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4) is the same as the charge for i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk).

The Guaranteed Income Benefit percentage charge will not change unless there is an automatic step up of the Guaranteed Income Benefit (version 4) or you elect an additional step-up period (version 2 and version 3) during which the Guaranteed Income Benefit is stepped-up to 75% of the current Regular Income Payment (described later in the i4LIFE (Reg. TM) Advantage section of this prospectus). At the time of the step-up the Guaranteed Income Benefit percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 2.00% (version 4) or 1.50% (version 2 and version 3) of the Account Value. If we automatically administer the step-up (version 4) or step-up period election (versions 2 or 3) for you and your percentage charge is increased, you may ask us to reverse the step-up or the step-up period election by giving us notice within 30 days after the date on which the step-up or the step-up period election occurred. If we receive notice of your request to reverse the step-up, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up or the step-up period election occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. For version 2 and version 3, you will have no more step-ups unless you notify us that you wish to start a new step-up period (described in the i4LIFE (Reg. TM) Advantage section of this prospectus). For version 4, future step-ups will continue even after you decline a current step-up. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up. Version 1 does not step-up; therefore the charge does not change.

After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate, but the i4LIFE (Reg. TM) Advantage charge will continue.

Currently, Guaranteed Income Benefit (Managed Risk) is the only version available for purchase unless you are guaranteed the right to elect a prior version under another Living Benefit Rider.

i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) Charge for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). Purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) may carry over certain features of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) to elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk). Purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 may carry over certain features of the Lincoln Lifetime IncomeSM Advantage 2.0 rider to elect i4LIFE (Reg. TM)Advantage with Guaranteed Income Benefit (version 4) with the same charges that apply to purchasers of Lincoln Lifetime IncomeSM Advantage 2.0. If you make this election, then the current Lincoln Lifetime IncomeSM Advantage
2.0 (Managed Risk) charge will be your initial charge for i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit (Managed Risk). This charge is in addition to the daily mortality and expense risk and administrative charge of the base contract for your Death Benefit option set out under Deductions of the VAA. The charges and calculations described earlier for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit will not apply.

For purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), the charges for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) are combined into a single charge that is deducted quarterly, starting with the first three-month anniversary of the effective date of i4LIFE (Reg. TM) Advantage and every three months thereafter. The current initial charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) is equal to an annual rate of 1.05% (0.2625% quarterly) for the single life option and 1.25% (0.3125% quarterly) for the joint life option. The charge is a percentage of the greater of the Income Base or the Account Value. Refer to Lincoln Lifetime IncomeSM Advantage 2.0 (Managed
Risk) for a description of the Income Base. The total annual Subaccount charges of 1.05% for the EGMDB, 0.80% for the Guarantee of Principal Death Benefit and 0.75% for the Account Value Death Benefit also apply. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) are guaranteed that in the future the guaranteed maximum initial charge for both i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) will be the guaranteed maximum charge then in effect at the time they purchase Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk).

The charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) will not change unless there is an automatic step-up of the Guaranteed Income Benefit (described later in the i4LIFE (Reg. TM) Advantage section of this prospectus). At such time, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increased and 2) the charge will also increase by the percentage of any increase to the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) current charge rate. (The Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) charge continues to be used as a factor in determining the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) charge.) The charge rate is based upon surrender experience, mortality experience, Contractowner investment experience, solvency and profit margins, and the goals and objectives of the Lincoln hedging experience. Significant changes in one or more of these categories could result in an increase in the charge. This means that the charge may change annually. The charge may also be reduced if a withdrawal above the Regular Income Payment is taken. The dollar amount of the rider charge will be reduced in the same proportion that the withdrawal reduced the Account Value. The annual dollar amount is divided by four (4) to determine the quarterly charge.

The following example shows how the initial charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is calculated as well as adjustments due to increases to the Guaranteed Income Benefit (Managed Risk) and the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) charge. The example is a nonqualified contract and assumes the Contractowner is a 60 year old male on the effective date of electing the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk). Pursuant to the provisions of the Guaranteed Income Benefit (Managed Risk) the initial Guaranteed Income Benefit is set at 4% of the Income Base based upon the Contractowner's age (see Guaranteed Income Benefit (Managed Risk) for a more detailed description). The example also assumes that the current charge for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is 1.05%. The first example demonstrates how the initial charge is determined for an existing contract with an Account Value and Income Base.

1/1/13 Initial i4LIFE (Reg. TM) Advantage Account Value...................................  $ 100,000
1/1/13 Income Base as of the last Valuation Date under Lincoln Lifetime IncomeSM            $ 125,000
  Advantage 2.0 (Managed Risk)  .
1/1/13 Initial Annual Charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income
Benefit (Managed Risk) ($125,000 * 1.05%)
 the current charge for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is
assessed against the Income Base
 since it is larger than the Account Value................................................  $1,312.50
1/2/13 Amount of initial i4LIFE (Reg. TM) Advantage Regular Income Payment (an example of how the Regular Income Payment
 is calculated is shown in the SAI).......................................................  $   5,173
1/2/13 Initial Guaranteed Income Benefit (4% * $125,000 Income Base) .                      $   5,000

The next example shows how the charge will increase if the Guaranteed Income Benefit is stepped up to 75% of the Regular Income Payment.


1/2/14 Recalculated Regular Income Payment (due to market gain in Account Value).....  $   6,900
1/2/14 New Guaranteed Income Benefit (75% * $6,900 Regular Income Payment)...........  $   5,175
1/2/14 Annual Charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit
(Managed Risk) ($1,312.50 * ($5,175/
 $5,000)) Prior charge * [ratio of increased Guaranteed Income Benefit to prior        $1,358.44
  Guaranteed Income Benefit] .

If the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) charge has also increased, subject to a maximum charge of 2.00%, the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) charge will increase upon a step-up. (The Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) charge continues to be used in the calculation of the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit charge.)

Continuing the above example:

1/2/14 Annual Charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit        $1,358.44
  (Managed Risk)  .
1/2/15 Recalculated Regular Income Payment (due to Account Value increase)..............  $   7,400
1/2/15 New Guaranteed Income Benefit (75% * $7,400 Regular Income Payment) .              $   5,550
Assume the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) charge increases from
  1.05% to 1.15%.
1/2/15 Annual Charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit
(Managed Risk) ($1,358.44 * ($5,550/
 $5,175) * (1.15%/1.05%)) .                                                               $1,595.63

The new annual charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) is $1,595.63 which is equal to the current annual charge of $1,358.44 multiplied by the percentage increase of the Guaranteed Income Benefit ($5,550/$5,175) times the percentage increase to the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) current charge (1.15%/1.05%).

If the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) percentage charge is increased, we will notify you in writing. You may contact us in writing or at the telephone number listed on the first page of this prospectus to reverse the step-up within 30 days after the date on which the step-up occurred. If we receive this notice, we will decrease the percentage charge, on a going forward basis, to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. If the Guaranteed Income Benefit increased due to the step-up we would decrease the Guaranteed Income Benefit to the Guaranteed Income Benefit in effect before the step-up occurred, reduced by any additional withdrawals. Future step-ups as described in the rider would continue.

After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, i4LIFE (Reg. TM) Advantage will also be terminated and the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit charge will cease.

i4LIFE (Reg. TM) Advantage with 4LATER (Reg. TM) Guaranteed Income Benefit Charge for purchasers who previously purchased 4LATER (Reg. TM) Advantage. The 4LATER (Reg. TM) Guaranteed Income Benefit for purchasers who previously purchased 4LATER (Reg. TM) Advantage is subject to a current annual charge of 0.65% of the Account Value, which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 1.80% for the i4LIFE (Reg. TM) Account Value Death Benefit; 1.85% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit; and 2.10% for the EGMDB. (For riders purchased before January 20, 2009, the current annual percentage charge is 0.50%, but will increase to 0.65% upon the next election to reset the Income Base.) These charges apply only during the i4LIFE (Reg. TM) Advantage payout phase.

On and after the Periodic Income Commencement Date, the 4LATER (Reg. TM) Guaranteed Income Benefit charge will be added to the i4LIFE (Reg. TM) charge as a daily percentage of average Account Value. This is a change to the calculation of the 4LATER (Reg. TM) charge because after the Periodic Income Commencement Date, when the 4LATER (Reg. TM) Guaranteed Income Benefit is established, the Income Base is no longer applicable. The percentage 4LATER (Reg. TM) charge is the same immediately before and after the Periodic Income Commencement Date; however, the charge is multiplied by the Income Base (on a quarterly basis) prior to the Periodic Income Commencement Date and then multiplied by the average daily Account Value after the Periodic Income Commencement Date.

After the Periodic Income Commencement Date, the 4LATER (Reg. TM) Guaranteed Income Benefit percentage charge will not change unless the Contractowner elects additional 15-year step-up periods during which the 4LATER (Reg. TM) Guaranteed Income Benefit (described later) is stepped-up to 75% of the current Regular Income Payment. At the time you elect a new 15-year step-up period, the 4LATER (Reg. TM) Guaranteed Income Benefit percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 1.50% of Account Value.

After the Periodic Income Commencement Date, if the 4LATER (Reg. TM) Guaranteed Income Benefit is terminated, the 4LATER (Reg. TM) Guaranteed Income Benefit annual charge will also terminate but the i4LIFE (Reg. TM) Advantage charge will continue.

Guaranteed Income Benefit Charge for Lincoln Lifetime IncomeSM Advantage purchasers. For purchasers of Lincoln Lifetime IncomeSM Advantage who terminate their rider and purchase i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit (version 2 or 3), the Guaranteed Income Benefit which is purchased with i4LIFE (Reg. TM) Advantage is subject to a current annual charge of 0.50% of the Account Value, which is added to the i4LIFE (Reg. TM)Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 1.65% for the i4LIFE (Reg. TM) Advantage Account Value Death Benefit; 1.70% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit; and 1.95% for the i4LIFE (Reg. TM) Advantage EGMDB.

Purchasers of Lincoln Lifetime IncomeSM Advantage are guaranteed that in the future the guaranteed maximum charge for the Guaranteed Income Benefit will be the guaranteed maximum charge then in effect at the time that they purchase Lincoln Lifetime IncomeSM Advantage.

The Guaranteed Income Benefit percentage charge will not change unless you elect an additional step-up period during which the Guaranteed Income Benefit is stepped-up to 75% of the current Regular Income Payment (described later). At the time you elect a new step-up period, the percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 1.50% of the Account Value. If we automatically administer the step-up period election for you and your percentage charge is increased, you may ask us to reverse the step-up period election by giving us notice within 30 days after the date on which the step-up period election occurred. If we receive this notice, we will decrease the percentage charge, on a going forward basis, to the percentage charge in effect before the step-up period election occurred. You will have no more step-ups unless you notify us that you wish to start a new step-up period (described later in the i4LIFE (Reg. TM) Advantage section of this prospectus).

After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate but the i4LIFE (Reg. TM) Advantage charge will continue.


Deductions for Premium Taxes

Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the Contract Value, unless the governmental entity dictates otherwise, when incurred, or at another time of our choosing.

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium tax rates generally depend upon the law of your state of residence. The tax rates range from zero to 5%. Currently, there is no premium tax levied for New York residents.


Other Charges and Deductions

The surrender, withdrawal or transfer of value from a fixed account Guaranteed Period may be subject to the Interest Adjustment. See Fixed Side of the Contract.

The mortality and expense risk and administrative charge of 0.75% of the contract value (0.60% of the contract value on contracts purchased prior to November 15, 2010) will be assessed on all variable Annuity Payouts (except for i4LIFE (Reg. TM) Advantage, which has a different charge), including options that may be offered that do not have a life contingency and therefore no mortality risk. This charge covers the expense risk and administrative services listed previously in this prospectus. The expense risk is the risk that our costs in providing the services will exceed our revenues from contract charges.


There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectuses for the funds. Among these deductions and expenses are 12b-1 fees which reimburse us or an affiliate for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.


Additional Information

The charges described previously may be reduced or eliminated for any particular contract. However, these reductions may be available only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges, or when required by law. Lower distribution and administrative expenses may be the result of economies associated with:
 o the use of mass enrollment procedures,
 o the performance of administrative or sales functions by the employer,
 o contracts sold by registered investment advisers who charge a fee for financial plans,
 o the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees, or
 o any other circumstances which reduce distribution or administrative expenses.

The exact amount of charges and fees applicable to a particular contract will be stated in that contract.



The Contracts

Purchase of Contracts
If you wish to purchase a contract, you must apply for it through a sales representative authorized by us. Certain broker-dealers may not offer all of the features discussed in this prospectus. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to you directly or through your sales representative. See Distribution of the Contracts. The purchase of multiple contracts with identical Contractowners, Annuitants and Beneficiaries will be allowed only upon Servicing Office approval.

When a completed application and all other information necessary for processing a purchase order is received in Good Order at our Servicing Office, an initial Gross Purchase Payment will be priced no later than two business days after we receive the order. If you submit your application and/or initial Gross Purchase Payment to your agent, we will not begin processing your purchase order until we receive the application and initial Gross Purchase Payment from your agent's broker-dealer. While attempting to finish an incomplete application, we may hold the initial Gross Purchase Payment for no more than five business days unless we receive your consent to our retaining the payment until the application is completed. If the incomplete application cannot be completed within those five days and we have not received your consent, you will be informed of the reasons, and the Gross Purchase Payment will be returned immediately. Once the application is complete, we will allocate your initial Gross Purchase Payment within two business days.


Who Can Invest

To apply for a contract, you must be of legal age in a state where the contracts may be lawfully sold and also be eligible to participate in any of the qualified and nonqualified plans for which the contracts are designed. At the time of issue, the Contractowner, joint owner and Annuitant must be under age 86. Certain Death Benefit options may not be available at all ages. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.

In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Purchase Payment and/or freeze a Contractowner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders or Death Benefits. Once frozen, monies would be moved from the VAA to a segregated interest-bearing account maintained for the Contractowner, and held in that account until instructions are received from the appropriate regulator.

Do not purchase this contract if you plan to use it, or any of its riders, for speculation, arbitrage, viatical arrangement, or other similar investment scheme. The contract may not be resold, traded on any stock exchange, or sold on any secondary market.

If you are purchasing the contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the contract (including annuity income benefits) before purchasing the contract, since the tax-favored arrangement itself provides tax-deferred growth.


Replacement of Existing Insurance

Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase the contract described in this prospectus. Surrender charges may be imposed on your existing contract and/or new sales charges may be imposed with the purchase of, or transfer into, this contract. A registered representative or tax adviser should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.


Purchase Payments

You may make Gross Purchase Payments to the contract at any time, prior to the Annuity Commencement Date, subject to certain conditions. You are not required to make any additional Purchase Payments after the initial Purchase Payment. The minimum initial Purchase Payment is $1,500. The minimum annual amount for additional Purchase Payments is $300. Please check with your registered representative about making additional Purchase Payments. The minimum payment to the contract at any one time must be at least $100 ($25 if transmitted electronically). If a Purchase Payment is submitted that does not meet the minimum amount, we will contact you to ask whether additional money will be sent, or whether we should return the Purchase Payment to you.

Purchase Payments totaling $2 million or more are subject to Servicing Office approval. This amount takes into consideration the total Purchase Payments for all contracts issued by the Company (or its affiliates) in which you are a Contractowner, joint owner, or Annuitant. If you elect a Living Benefit Rider, you may be subject to further restrictions in terms of your ability to make additional Purchase Payments, as more fully described below. We may surrender your contract in accordance with New York law, if your Contract Value drops below $2,000 for any reason, including if your Contract Value drops due to the performance of the Subaccounts you selected. We will not surrender your contract if you are receiving guaranteed payments from us under one of the Living Benefit Riders. Purchase Payments may be made or, if stopped, resumed at any time until the Annuity Commencement Date, the surrender of the contract, or the death of the Contractowner, whichever comes first. Upon advance written notice, we reserve the right to further limit, restrict, or suspend Purchase Payments made to the contract.

If you elect a Living Benefit Rider (other than i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit), after the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year. Please see your contract or contact your registered representative for more information. If you elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit, no additional Purchase Payments will be allowed at any time after the Guaranteed Income Benefit has been elected.

These restrictions and limitations mean that you will be limited in your ability to increase your Contract Value (or Account Value under i4LIFE (Reg.
TM) Advantage with any version of Guaranteed Income Benefit) and/or increase the amount of any guaranteed benefit under a Living Benefit Rider by making additional Purchase Payments to the contract. You should carefully consider these limitations and restrictions, and any other limitations and restrictions of the contract, and how they may impact your long-term investment plans, especially if you intend to increase Contract Value (or Account Value under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit) by making additional Purchase Payments over a long period of time. See the Living Benefit Riders section of this prospectus for additional information on any restrictions that may apply to your Living Benefit Rider.

Valuation Date

Accumulation and Annuity Units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (Valuation Date). On any date other than a Valuation Date, the Accumulation Unit value and the Annuity Unit value will not change.


Allocation of Purchase Payments

Net Purchase Payments allocated to the variable account are placed into the VAA's Subaccounts, according to your instructions. You may also allocate Net Purchase Payments in the fixed account, if available.

The minimum amount of any Net Purchase Payment which can be put into any one Subaccount is $20. The minimum amount of any Net Purchase Payment which can be put into a Guaranteed Period of the fixed account is $2,000.

If we receive your Gross Purchase Payment from you or your broker-dealer in Good Order at our Servicing Office prior to the close of the New York Stock Exchange (normally 4:00 p.m., New York time), we will use the Accumulation Unit value computed on that Valuation Date when processing your Gross Purchase Payment. If we receive your Gross Purchase Payment in Good Order after market close, we will use the Accumulation Unit value computed on the next Valuation Date. If you submit your Gross Purchase Payment to your registered representative, we will generally not begin processing the Gross Purchase Payment until we receive it from your representative's broker-dealer. If your broker-dealer submits your Gross Purchase Payment to us through the Depository Trust and Clearing Corporation (DTCC) or, pursuant to terms agreeable to us, uses a proprietary order placement system to submit your Gross Purchase Payment to us, and your Gross Purchase Payment was placed with your broker-dealer prior to market close then we will use the Accumulation Unit value computed on that Valuation Date when processing your Gross Purchase Payment. If your Gross Purchase Payment was placed with your broker-dealer after market close, then we will use the Accumulation Unit value computed on the next Valuation Date. There may be circumstances under which the New York Stock Exchange may close early (prior to 4:00 p.m., New York time). In such instances, Purchase Payments received after such early market close will be processed using the Accumulation Unit Value computed on the next Valuation Date.

The number of Accumulation Units determined in this way is not impacted by any subsequent change in the value of an Accumulation Unit. However, the dollar value of an Accumulation Unit will vary depending not only upon how well the underlying fund's investments perform, but also upon the expenses of the VAA and the underlying funds.


Valuation of Accumulation Units

Net Purchase Payments allocated to the VAA are converted into Accumulation Units. This is done by dividing the amount allocated by the value of an Accumulation Unit for the Valuation Period during which the Net Purchase Payments are allocated to the VAA. The Accumulation Unit value for each Subaccount was or will be established at the inception of the Subaccount. It may increase or decrease from Valuation Period to Valuation Period. Accumulation Unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The Accumulation Unit value for a Subaccount for a later Valuation Period is determined as follows:

1.The total value of the fund shares held in the Subaccount is calculated by multiplying the number of fund shares owned by the Subaccount at the beginning of the Valuation Period by the net asset value per share of the fund at the end of the Valuation Period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the Valuation Period; minus

2.The liabilities of the Subaccount at the end of the Valuation Period; these liabilities include daily charges imposed on the Subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and

3.The result is divided by the number of Subaccount units outstanding at the beginning of the Valuation Period.

The daily charges imposed on a Subaccount for any Valuation Period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the Valuation Period. Contracts with different features have different daily charges, and therefore, will have different corresponding Accumulation Unit values on any given day. In certain circumstances (for example, when separate account assets are less than $1,000), and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.


Transfers On or Before the Annuity Commencement Date

After the first 30 days from the effective date of your contract, you may transfer all or a portion of your investment from one Subaccount to another. A transfer involves the surrender of Accumulation Units in one Subaccount and the purchase of Accumulation Units in the other Subaccount. A transfer will be done using the respective Accumulation Unit values determined at the end of the Valuation Date on which the transfer request is received. Currently, there is no charge to you for a transfer. However, we reserve the right to impose a $25 fee for transfers after the first 12 times during a Contract Year. Transfers are limited to twelve (12) (within and/or between the variable and fixed Subaccounts) per Contract Year unless otherwise authorized by Lincoln New York. Lincoln New York


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

reserves the right to require a 30 day minimum time period between each transfer. Transfers made as a part of an automatic transfer program will not be counted against these twelve transfers.

The minimum amount which may be transferred between Subaccounts is $300 (or the entire amount in the Subaccount, if less than $300). If the transfer from a Subaccount would leave you with less than $300 in the Subaccount, we may transfer the total balance of the Subaccount.

A transfer request may be made to our Servicing Office in writing, or by fax or other electronic means. A transfer request may also be made by telephone provided the appropriate authorization is on file with us. Our address, telephone number, and Internet address are on the first page of this prospectus. Requests for transfers will be processed on the Valuation Date that they are received when they are received in Good Order at our Servicing Office before the close of the New York Stock Exchange (normally 4:00 p.m., New York time). If we receive a transfer request in Good Order after market close, we will process the request using the Accumulation Unit Value computed on the next Valuation Date.

There may be circumstances under which the New York Stock Exchange may close early (prior to 4:00 p.m., New York time). In such instances transfers received after such early market close will be processed using the Accumulation Unit Value computed on the next Valuation Date.

If your contract offers a fixed account, you may also transfer all or any part of the Contract Value from the Subaccount(s) to the fixed side of the contract, except during periods when (if permitted by your contract) we have discontinued accepting transfers into the fixed side of the contract. The minimum amount which can be transferred to a fixed account is $2,000 or the total amount in the Subaccount if less than $2,000. However, if a transfer from a Subaccount would leave you with less than $300 in the Subaccount, we may transfer the total amount to the fixed side of the contract.

You may also transfer part of the Contract Value from a fixed account to the variable Subaccount(s) subject to the following restrictions:
 o total fixed account transfers are limited to 25% of the value of that fixed account in any 12-month period; and
 o the minimum amount that can be transferred is $300 or, if less, the amount in the fixed account.

Transfers of all or a portion of a fixed account (other than automatic transfer programs and i4LIFE (Reg. TM) Advantage transfers) may be subject to Interest Adjustments, if applicable. For a description of the Interest Adjustment, see the Fixed Side of the Contract - Guaranteed Periods and Interest Adjustments.

Because of these restrictions, it may take several years to transfer all of the Contract Value in the fixed accounts to the variable Subaccounts. You should carefully consider whether the fixed account meets your investment criteria.

Transfers may be delayed as permitted by the 1940 Act. See Delay of Payments.


Telephone and Electronic Transactions

A surrender, withdrawal, or transfer request may be made to our Servicing Office using a fax or other electronic means. In addition, withdrawal and transfer requests may be made by telephone, subject to certain restrictions. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the Contractowner a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone and other electronic requests will be recorded and written confirmation of all transactions will be mailed to the Contractowner on the next Valuation Date.

Please note that the telephone and/or electronic devices may not always be available. Any telephone, fax machine or other electronic device, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Servicing Office.


Market Timing

Frequent, large, or short-term transfers among Subaccounts and the fixed account, such as those associated with "market timing" transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our Contractowners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Subaccounts and the fixed account that may affect other Contractowners or fund shareholders.

In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Subaccounts. While we reserve the right to enforce these policies and procedures,

Contractowners and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual Contractowners, and (2) execute instructions from the fund to restrict or prohibit further purchases or transfers by specific Contractowners who violate the excessive trading policies established by the fund.

You should be aware that the purchase and redemption orders received by the funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the funds (and thus our Contractowners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the funds. In addition, if a fund believes that an omnibus order we submit may reflect one or more transfer requests from policy owners engaged in disruptive trading activity, the fund may reject the entire omnibus order.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by Contractowners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from Subaccount to Subaccount to comply with specific fund policies and procedures.

We may increase our monitoring of Contractowners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same Contractowner if that Contractowner has been identified as a market timer. For each Contractowner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once a Contractowner has been identified as a "market timer" under our Market Timing Procedures, we will notify the Contractowner in writing that future transfers (among the Subaccounts and/or the fixed account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, first-class delivery for the remainder of the Contract Year (or calendar year if the contract is an individual contract that was sold in connection with an employer sponsored plan). Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a Contractowner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 or 2 business days. We will impose this "original signature" restriction on that Contractowner even if we cannot identify, in the particular circumstances, any harmful effect from that Contractowner's particular transfers.

Contractowners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of Contractowners determined to be engaged in such transfer activity that may adversely affect other Contractowners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all Contractowners. An exception for any Contractowner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your contract may also be available as investment options for owners of other, older life insurance policies issued by us. Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among Subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all Contractowners or as applicable to all Contractowners investing in underlying funds.

Some of the funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the fund's investment adviser, the fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 or 2 business days. We will notify you in writing if we have reversed, restricted or refused any of your transfer

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requests. Some funds also may impose redemption fees on short-term trading
(i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.


Transfers After the Annuity Commencement Date

You may transfer all or a portion of your investment in one Subaccount to another Subaccount or to the fixed side of the contract, as permitted under your contract. Those transfers will be limited to three times per Contract Year. You may also transfer from a variable annuity payment to a fixed annuity payment. You may not transfer from a fixed annuity payment to a variable annuity payment. Once elected, the fixed annuity payment is irrevocable.

These provisions also apply during the i4LIFE (Reg. TM) Advantage Lifetime Income Period. See i4LIFE (Reg. TM) Advantage.


Ownership

The owner on the date of issue will be the person or entity designated in the contract specifications. If no owner is designated, the Annuitant(s) will be the owner. The owner may name a joint owner.

As Contractowner, you have all rights under the contract. According to New York law, the assets of the VAA are held for the exclusive benefit of all Contractowners and their designated Beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. We reserve the right to approve all ownership and Annuitant changes. Nonqualified contracts may not be sold, discounted, or pledged as collateral for a loan or for any other purpose. Qualified contracts are not transferable unless allowed under applicable law. Assignments may have an adverse impact on any Death Benefit or benefits offered under Living Benefit Riders in this product and may be prohibited under the terms of a particular rider. We assume no responsibility for the validity or effect of any assignment. Consult your tax adviser about the tax consequences of an assignment.


Joint Ownership

If a contract has joint owners, the joint owners shall be treated as having equal undivided interests in the contract. Either owner, independently of the other, may exercise any ownership rights in this contract. Not more than two owners (an owner and joint owner) may be named and contingent owners are not permitted.


Annuitant

The following rules apply prior to the Annuity Commencement Date. You may name only one Annuitant (unless you are a tax-exempt entity, then you can name two joint Annuitants). You (if the Contractowner is a natural person) have the right to change the Annuitant at any time by notifying us of the change, however we reserve the right to approve all Annuitant changes. This may not be allowed if certain riders are in effect. The new Annuitant must be under age 86 as of the effective date of the change. This change may cause a reduction in the Death Benefits or benefits offered under Living Benefit Riders. See The Contracts - Death Benefit. A contingent Annuitant may be named or changed by notifying us in writing. Contingent Annuitants are not allowed on contracts owned by non-natural owners. On or after the Annuity Commencement Date, the Annuitant or joint Annuitants may not be changed and contingent Annuitant designations are no longer applicable.


Surrenders and Withdrawals

Before the Annuity Commencement Date, we will allow the surrender of the contract or a withdrawal of the Contract Value upon your written request on an approved Lincoln distribution request form (available from the Servicing Office), fax, or other electronic means. Withdrawal requests may be made by telephone, subject to certain restrictions. All surrenders and withdrawals may be made in accordance with the rules discussed below. Surrender or withdrawal rights after the Annuity Commencement Date depend on the Annuity Payout option selected.

The amount available upon surrender/withdrawal is the Contract Value less any applicable charges, fees, and taxes at the end of the Valuation Period during which the written request for surrender/withdrawal is received in Good Order at the Servicing Office. If we receive a surrender or withdrawal request in Good Order at our Servicing Office before the close of the NYSE (normally 4:00 p.m., New York time), we will process the request using the Accumulation Unit Value computed on that Valuation Date. If we receive a surrender or withdrawal request in Good Order at our Servicing Office after market close, we will process the request using the Accumulation Unit value computed on the next Valuation Date. There may be circumstances under which the NYSE may close early (prior to 4:00 p.m., New York time). In such instances, surrender or withdrawal requests received after such early market close will be processed using the Accumulation Unit Value computed on the next Valuation Date. The minimum amount which can be withdrawn is $300. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all Subaccounts within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total Contract Value. Surrenders and withdrawals from the fixed account may be subject to the Interest Adjustment. See Fixed Side of the Contract. Unless prohibited, surrender/ withdrawal payments will be mailed within seven days after we receive a valid written request at the Servicing Office. The payment may be postponed as permitted by the 1940 Act.

The tax consequences of a surrender/withdrawal are discussed later in this prospectus. See Federal Tax Matters - Taxation of Withdrawals and Surrenders.


Additional Services

These are the additional services available to you under your contract: dollar-cost averaging (DCA), automatic withdrawal service (AWS), cross-reinvestment service and portfolio rebalancing. Currently, there is no charge for these services. However, we reserve the right to impose one after appropriate notice to Contractowners. In order to take advantage of one of these services, you will need to complete the appropriate election form that is available from our Servicing Office. For further detailed information on these services, please see Additional Services in the SAI.

Dollar-cost averaging allows you to transfer amounts from the DCA fixed account, if available, or certain variable Subaccounts into the variable Subaccounts on a monthly basis or in accordance with other terms we make available.

You may elect to participate in the DCA program at the time of application or at anytime before the Annuity Commencement Date by completing an election form available from us. The minimum amount to be dollar cost averaged (DCA'd) is $1,500 over any period between six and 60 months. Once elected, the program will remain in effect until the earlier of:
 o the Annuity Commencement Date;
 o the value of the amount being DCA'd is depleted; or

 o you cancel the program by written request or by telephone if we have your telephone authorization on file.


We reserve the right to restrict access to this program at any time.


A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or Interest Adjustment which may apply to transfers. Upon receipt of an additional Purchase Payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional Purchase Payments will be credited with interest at the standard DCA rate at the time. If you cancel the DCA program, your remaining Contract Value in the DCA program will be allocated to the variable Subaccounts according to your allocation instructions. We reserve the right to discontinue or modify this program at any time. DCA does not assure a profit or protect against loss.

The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your Contract Value. Withdrawals under AWS are subject to applicable surrender charges and Interest Adjustments. See Charges and Other Deductions - Surrender Charge and Fixed Side of the Contract - Interest Adjustment. Withdrawals under AWS will be noted on your quarterly statement. AWS is available for amounts allocated to the fixed account, if applicable.

The cross-reinvestment service automatically transfers the Contract Value in a designated variable Subaccount that exceeds a baseline amount to another specific variable Subaccount at specific intervals. You specify the applicable Subaccounts, the baseline amount and the interval period.

Portfolio rebalancing is an option that restores to a pre-determined level the percentage of Contract Value allocated to each variable Subaccount. The rebalancing may take place monthly, quarterly, semi-annually or annually. Rebalancing events will be noted on your quarterly statement. The fixed account is not available for portfolio rebalancing.

Only one of the three additional services (DCA, cross-reinvestment and portfolio rebalancing) may be used at one time. For example, you cannot have DCA and cross-reinvestment running simultaneously.


Asset Allocation Models

Your registered representative may discuss asset allocation models with you to assist you in deciding how to allocate your Purchase Payments among the various Subaccounts and/or the fixed account. The models listed below were designed and prepared by the Company, in consultation with SSgA Funds Management, Inc., for use by Lincoln Financial Distributors, Inc., (LFD) the principal underwriter of the contracts. LFD provides models to broker dealers who may offer the models to their own clients. The models do not constitute investment advice and you should consult with your broker dealer representative to determine whether you should utilize a model or which model is suitable for you based upon your goals, risk tolerance and time horizon.

Each model invests different percentages of Contract Value in some or all of the LVIP Subaccounts currently available within your annuity contract. If you select an asset allocation model, 100% of your Contract Value (and any additional Purchase Payments you make) will be allocated among certain Subaccounts in accordance with the model's asset allocation strategy. You may not make transfers among the Subaccounts. We will deduct any withdrawals you make from the Subaccounts in the asset allocation model on a pro rata basis. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in the contract at any time.

Each of the asset allocation models seeks to meet its investment objective while avoiding excessive risk. The models also strive to achieve diversification among asset classes in order to help reduce volatility and boost returns over the long-term. There can be no assurance, however, that any of the asset allocation models will achieve its investment objective. If you are seeking a more aggressive strategy, these models are probably not appropriate for you.

The asset allocation models are intended to provide a diversified investment portfolio by combining different asset classes to help it reach its stated investment goal. While diversification may help reduce overall risk, it does not eliminate the risk of losses and it does not protect against losses in a declining market.

In order to maintain the model's specified Subaccount allocation percentages, you agree to be automatically enrolled in and you thereby authorize us to automatically rebalance your Contract Value on a quarterly basis based upon your allocation instructions in effect at the time of the rebalancing. Confirmation of the rebalancing will appear on your quarterly statement. We reserve the right to change the rebalancing frequency at any time, in our sole discretion, but will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency.


The models are static asset allocation models. This means that they have fixed allocations made up of underlying funds that are offered within your contract and the percentage allocations will not change over time. Once you have selected an asset allocation model, we will not make any changes to the fund allocations within the model except for the rebalancing described above. If you desire to change your Contract Value or Purchase Payment allocation or percentages to reflect a revised or different model, you must submit new allocation instructions to us. You may terminate a model at any time. There is no charge from Lincoln for participating in a model.

The election of certain Living Benefit Riders may require that you allocate Purchase Payments in accordance with Investment Requirements that may be satisfied by choosing an asset allocation model. Different requirements and/or restrictions may apply under the individual rider. See The Contracts - Investment Requirements.

The models are as follows:
 o The Lincoln SSgA Conservative Index Model is composed of specified underlying Subaccounts representing a target allocation of approximately
   40% in three equity Subaccounts and 60% in one fixed income Subaccount.
   This model seeks a high level of current income with some consideration given to growth of capital. The model utilizes index funds exclusively.
   This model is not available for contracts issued on or after November 15, 2010.
 o The Lincoln SSgA Moderate Index Model is composed of specified underlying Subaccounts representing a target allocation of approximately 60% in three equity Subaccounts and 40% in one fixed income Subaccount. This model seeks a balance between a high level of current income and growth of capital, with an emphasis on growth of capital. The model utilizes index funds exclusively. This model is not available for contracts issued on or after November 15, 2010.
 o The Lincoln SSgA Moderately Aggressive Equity Index Model (formerly known as the Lincoln SSgA Moderately Aggressive Index Model) is composed of specified underlying Subaccounts representing a target allocation of approximately 80% in three equity Subaccounts and 20% in one fixed income Subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes index funds exclusively. This model is not available for contracts issued after June 30, 2009.
 o The Lincoln SSgA Moderately Aggressive Index Model is composed of specified underlying Subaccounts representing a target allocation of approximately
   70% in three equity Subaccounts and 30% in one fixed income Subaccount.
   This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes index funds exclusively. This model is not available for contracts issued on or after November 15, 2010.
 o The Lincoln SSgA Aggressive Index Model is composed of specified underlying Subaccounts representing a target allocation of approximately 90% in three equity Subaccounts and 10% in one fixed income Subaccount. This model seeks long term growth of capital. The model utilizes index funds exclusively. This model is not available for contracts issued on or after November 15, 2010.
 o The Lincoln SSgA Structured Conservative Model is composed of specified underlying Subaccounts representing a target allocation of approximately
   40% in seven equity Subaccounts and 60% in one fixed income Subaccount.
   This model seeks a high level of current income with some consideration given to growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks. This model is not available for contracts issued on or after November 15, 2010.
 o The Lincoln SSgA Structured Moderate Model is composed of specified underlying Subaccounts representing a target allocation of approximately
   60% in seven equity Subaccounts and 40% in one fixed income Subaccount.
   This model seeks a balance between a high level of current income and growth of capital, with an emphasis on growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks. This model is not available for contracts issued on or after November 15, 2010.
 o The Lincoln SSgA Structured Moderately Aggressive Equity Model (formerly known as the Lincoln SSgA Structured Moderately Aggressive Model) is composed of specified underlying Subaccounts representing a target allocation of approximately 80% in seven equity Subaccounts and 20% in one fixed income Subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks. This model is not available for contracts issued after June 30, 2009.
 o The Lincoln SSgA Structured Moderately Aggressive Model is composed of specified underlying Subaccounts representing a target allocation of approximately 70% in seven equity Subaccounts and 30% in one fixed income Subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks. This model is not available for contracts issued on or after November 15, 2010.
 o The Lincoln SSgA Structured Aggressive Model is composed of specified underlying Subaccounts representing a target allocation of approximately
   90% in seven equity Subaccounts and 10% in one fixed income Subaccount.
   This model seeks long term growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks. This model is not available for contracts issued on or after November 15, 2010.

Your registered representative will have more information on the specific investments of each model.

Franklin Templeton Founding Investment Strategy: Through the Franklin Templeton Founding Investment Strategy you may allocate Purchase Payments and/or Contract Values to three underlying funds as listed below. This is not an asset allocation model. If you choose to follow this strategy you will invest 100% of your Contract Value according to the strategy. You may invest in any of the three funds without adopting the strategy. Upon selection of this program you agree to be automatically enrolled in portfolio rebalancing and authorize us to automatically rebalance your Contract Value on a quarterly basis in accordance with the strategy. Confirmation of the rebalancing will appear on your quarterly statement. You may terminate the strategy at any time and reallocate your Contract Value to other investment options. We reserve the right to change the rebalancing frequency at any time, in our sole discretion, but will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency. You should consult with your registered representative to determine if this strategy is suitable for you. If you are seeking a more aggressive strategy, this strategy may not be appropriate for you.

                                             % of Contract Value
                                            --------------------
      Franklin Income VIP Fund.............         34%
      Franklin Mutual Shares VIP Fund......         33%
      LVIP Templeton Growth RPM Fund.......         33%

Death Benefit

The chart below provides a brief overview of how the Death Benefit proceeds will be distributed if death occurs prior to i4LIFE (Reg. TM) Advantage elections or prior to the Annuity Commencement Date. Refer to your contract for the specific provisions applicable upon death.


 UPON DEATH OF:    AND...
Contractowner     There is a surviving joint owner
 Contractowner     There is no surviving joint owner
Contractowner     There is no surviving joint owner
                  and the Beneficiary predeceases the
                  Contractowner
 Annuitant         The Contractowner is living
Annuitant         The Contractowner is living
 Annuitant**       The Contractowner is a trust or
                  other non-natural person



 UPON DEATH OF:    AND...                                 DEATH BENEFIT PROCEEDS PASS TO:
Contractowner     The Annuitant is living or deceased    joint owner
 Contractowner     The Annuitant is living or deceased    designated Beneficiary
Contractowner     The Annuitant is living or deceased    Contractowner's estate
 Annuitant         There is no contingent Annuitant       The youngest Contractowner
                                                         becomes the contingent Annuitant
                                                         and the contract continues. The
                                                         Contractowner may waive* this
                                                         continuation and receive the Death
                                                         Benefit proceeds.
Annuitant         The contingent Annuitant is living     contingent Annuitant becomes the
                                                         Annuitant and the contract continues
 Annuitant**       No contingent Annuitant allowed        designated Beneficiary
                  with non-natural Contractowner


* Notification from the Contractowner to select the Death Benefit proceeds must be received within 75 days of the death of the Annuitant.

** Death of Annuitant is treated like death of the Contractowner.

If the Contractowner (or a joint owner) or Annuitant dies prior to the Annuity Commencement Date, a Death Benefit may be payable. You can choose the Death Benefit. Only one Death Benefit may be in effect at any one time and this Death Benefit terminates if you elect i4LIFE (Reg. TM) Advantage or elect any other annuitization option. Generally, the more expensive the Death Benefit the greater the protection.

You should consider the following provisions carefully when designating the Beneficiary, Annuitant, any contingent Annuitant and any joint owner, as well as before changing any of these parties. The identity of these parties under the contract may significantly affect the amount and timing of the Death Benefit or other amount paid upon a Contractowner's or Annuitant's death.

You may designate a Beneficiary during your lifetime and change the Beneficiary by filing a written request with our Servicing Office. Each change of Beneficiary revokes any previous designation. We reserve the right to request that you send us the contract for endorsement of a change of Beneficiary.

Upon the death of the Contractowner, a Death Benefit will be paid to the Beneficiary. Upon the death of a joint owner, the Death Benefit will be paid to the surviving joint owner. If the Contractowner is a corporation or other non-individual (non-natural person), the death of the Annuitant will be treated as death of the Contractowner.

If an Annuitant who is not the Contractowner or joint owner dies, then the contingent Annuitant, if named, becomes the Annuitant and no Death Benefit is payable on the death of the Annuitant. If no contingent Annuitant is named, the Contractowner (or younger of joint owners) becomes the Annuitant. Alternatively, a Death Benefit may be paid to the Contractowner (and joint owner, if applicable, in equal shares). Notification of the election of this Death Benefit must be received by us within 75 days of the death of the Annuitant. The contract terminates when any Death Benefit is paid due to the death of the Annuitant.

Only the Contract Value as of the Valuation Date we approve the payment of the death claim is available as a Death Benefit if a Contractowner, joint owner or Annuitant was added or changed subsequent to the effective date of this contract unless the change occurred because of the death of a prior Contractowner, joint owner or Annuitant. If your Contract Value equals zero, no Death Benefit will be paid.

Account Value Death Benefit. If you elect the Account Value Death Benefit contract option, we will pay a Death Benefit equal to the Contract Value on the Valuation Date the Death Benefit is approved by us for payment. No additional Death Benefit is provided. Once you have selected this Death Benefit option, it cannot be changed. (Your contract may refer to this benefit as the Contract Value Death Benefit.)

Guarantee of Principal Death Benefit. If you do not select a Death Benefit, the Guarantee of Principal Death Benefit will apply to your contract. If the Guarantee of Principal Death Benefit is in effect, the Death Benefit will be equal to the greater of:
 o the current Contract Value as of the Valuation Date we approve the payment of the claim; or
 o the sum of all Gross Purchase Payments decreased by withdrawals in the same proportion that withdrawals reduced the Contract Value (withdrawals less than or equal to the Guaranteed Annual Income amount under any version of the Lincoln Lifetime IncomeSM Advantage 2.0 rider or the Maximum Annual Withdrawal amount under the Lincoln Lifetime IncomeSM Advantage rider may reduce the sum of all Purchase Payments amount on a dollar for dollar basis. See The Contracts - Lincoln Lifetime IncomeSM Advantage 2.0 (Managed
   Risk) and The Contracts - Lincoln Lifetime IncomeSM Advantage).

In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the Contract Value may have a magnified effect on the reduction of the Death Benefit payable. All references to withdrawals include deductions for any applicable charges associated with those withdrawals (an Interest Adjustment for example) and premium taxes, if any.

The Guarantee of Principal Death Benefit may be discontinued by completing the Death Benefit Discontinuance form and sending it to our Servicing Office. The benefit will be discontinued as of the Valuation Date we receive the request and the Account Value Death Benefit will apply. We will deduct the charge for the Account Value Death Benefit as of that date. See Charges and Other Deductions.

Enhanced Guaranteed Minimum Death Benefit (EGMDB). If the EGMDB is in effect, the Death Benefit paid will be the greatest of:
 o the current Contract Value as of the Valuation Date we approve the payment of the claim; or
 o the sum of all Gross Purchase Payments decreased by withdrawals in the same proportion that withdrawals reduced the Contract Value (withdrawals less than or equal to the Guaranteed Annual Income amount under any version of the Lincoln Lifetime IncomeSM Advantage 2.0 rider or the Maximum Annual Withdrawal amount under the Lincoln Lifetime IncomeSM Advantage rider may reduce the sum of all Purchase Payments amount on a dollar for dollar basis. See The Contracts - Lincoln Lifetime IncomeSM Advantage 2.0 (Managed
   Risk) and The Contracts - Lincoln Lifetime IncomeSM Advantage); or
 o the highest Contract Value which the contract attains on any contract anniversary (including the inception date) (determined before the allocation of any Gross Purchase Payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the death of the Contractowner, joint owner (if applicable) or Annuitant for whom the death claim is approved for payment. The highest Contract Value is increased by Gross Purchase Payments and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduced the Contract Value.

In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the Contract Value may have a magnified effect on the reduction of the Death Benefit payable. All references to withdrawals include deductions for any applicable charges associated with those withdrawals and premium taxes, if any.

The EGMDB is not available under contracts issued to a Contractowner, or joint owner or Annuitant, who is age 80 or older at the time of issuance.

You may discontinue the EGMDB at any time by completing the Death Benefit Discontinuance form and sending it to our Servicing Office. The benefit will be discontinued as of the Valuation Date we receive the request, and the Guarantee of Principal Death Benefit or the Account Value Death Benefit will apply. We will deduct the applicable charge for the new Death Benefit as of that date. See Charges and Other Deductions.


General Death Benefit Information

Only one of these Death Benefits may be in effect at any one time. This benefit terminates if you elect i4LIFE (Reg. TM) Advantage or if you elect an annuitization option. i4LIFE (Reg. TM) Advantage only provides Death Benefit options during the Access Period. There are no Death Benefits during the Lifetime Income Period. Please see the i4LIFE (Reg. TM) Advantage - i4LIFE (Reg. TM) Advantage Death Benefit section of this prospectus for more information.

If there are joint owners, upon the death of the first Contractowner, we will pay a Death Benefit to the surviving joint owner. The surviving joint owner will be treated as the primary, designated Beneficiary. Any other Beneficiary designation on record at the time of death will be treated as a contingent Beneficiary. If the surviving joint owner is the spouse of the deceased joint owner, he/she may continue the contract as sole Contractowner. Upon the death of the spouse who continues the contract, we will pay a Death Benefit to the designated Beneficiary(s).

If the Beneficiary is the spouse of the Contractowner, then the spouse may elect to continue the contract as the new Contractowner. Same-sex spouses should carefully consider whether to purchase annuity products that provide benefits based upon status as a spouse, and whether to exercise any spousal rights under the contract. The U.S. Supreme Court recently held that same-sex spouses who have been married under state law will now be treated as spouses for purposes of federal law. You are strongly encouraged to consult a tax advisor before electing spousal rights under the contract.

Should the surviving spouse elect to continue the contract, a portion of the Death Benefit may be credited to the contract. Any portion of the Death Benefit that would have been payable (if the contract had not been continued) that exceeds the current Contract Value on the Valuation Date we approve the claim will be added to the Contract Value. If the contract is continued in this way, the Death Benefit in effect at the time the Beneficiary elected to continue the contract will remain as the Death Benefit.

The value of the Death Benefit will be determined as of the Valuation Date we approve the payment of the claim. Approval of payment will occur upon our receipt of a claim submitted in Good Order. To be in Good Order, we require all the following:

1.proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us, of the death; and

2.written authorization for payment; and

3.all required claim forms, fully completed (including selection of a settlement option).

Notwithstanding any provision of this contract to the contrary, the payment of Death Benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death Benefits may be taxable. See Federal Tax Matters.

Unless otherwise provided in the Beneficiary designation, one of the following procedures will take place on the death of a Beneficiary:
 o If any Beneficiary dies before the Contractowner, that Beneficiary's interest will go to any other Beneficiaries named, according to their respective interests; and/or
 o If no Beneficiary survives the Contractowner, the proceeds will be paid to the Contractowner's estate.

If the Beneficiary is a minor, court documents appointing the guardian/custodian may be required.

Unless the Contractowner has already selected a settlement option, the Beneficiary may choose the method of payment of the Death Benefit. The Death Benefit payable to the Beneficiary or joint owner must be distributed within five years of the Contractowner's date of death unless the Beneficiary begins receiving within one year of the Contractowner's death the distribution in the form of a life annuity or an annuity for a designated period not extending beyond the Beneficiary's life expectancy.

Upon the death of the Annuitant, Federal tax law requires that an annuity election be made no later than 60 days after we have approved the death claim for payment.

If the Death Benefit becomes payable, the recipient may elect to receive payment either in the form of a lump sum settlement or an Annuity Payout. If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of Death Benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.

Abandoned Property. Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the date a benefit is due and payable. For example, if the payment of a Death Benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary of the Death Benefit, or the Beneficiary does not come forward to claim the Death Benefit in a timely manner, the Death Benefit will be "escheated". This means that the Death Benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Contractowner last resided, as shown on our books and records, or to our state of domicile. This escheatment is revocable and the state is obligated to pay the Death Benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation.

To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change. You may update your Beneficiary designations by filing a written request with our Servicing Office.


SecureLine (Reg. TM). As of February 3, 2014, SecureLine (Reg. TM) is no longer offered. Prior to February 3, 2014, in the case of a death of one of the parties to the annuity contract, if the recipient of the Death Benefit had elected a lump sum settlement and the Death Benefit was over $10,000, the proceeds were placed into a SecureLine (Reg. TM) account in the recipient's name as the owner of the account. SecureLine (Reg. TM) is a service that helped the recipient manage the Death Benefit proceeds. With SecureLine (Reg. TM), an interest bearing account was established from the proceeds payable on a policy or contract administered by us. The recipient is the owner of the account, and is the only one authorized to transfer proceeds from the account. Instead of mailing the recipient a check, we will send a checkbook so that the recipient will have access to the account by writing a check. The recipient may choose to leave the proceeds in this account, or may begin writing checks right away. If the recipient decides he or she wants the entire proceeds immediately, the recipient may write one check for the entire account balance. The recipient can write as many checks as he or she wishes. We may at our discretion set minimum withdrawal amounts per check. The total of all checks written cannot exceed the account balance. The SecureLine (Reg. TM) account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account. The recipient may request that surrender proceeds be paid directly to him or her instead of applied to a SecureLine (Reg. TM) account.

Interest credited in the SecureLine (Reg. TM) account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that the recipient consult a tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine (Reg. TM) account. The balance in the recipient's SecureLine (Reg.
TM) account starts earning interest the day the account is opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to the recipient's account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to the recipient's SecureLine (Reg. TM) account may be more or less than the rate earned on funds held in our general account. The interest rate offered with a SecureLine (Reg.
TM) account is not necessarily that credited to the fixed account.

There are no monthly fees. The recipient may be charged a fee for a stop payment or if a check is returned for insufficient funds.


Investment Requirements

If you purchase a Living Benefit Rider (except i4LIFE (Reg. TM) Advantage without Guaranteed Income Benefit), you will be subject to Investment Requirements. This means you will be limited in your choice of Subaccount investments and in how much you can invest in certain Subaccounts. This also means you will not be able to allocate Contract Value to all of the Subaccounts that are available to Contractowners who have not elected a Living Benefit Rider.

If you elect a Living Benefit Rider, Investment Requirements apply whether you purchase the rider at contract issue or add it to an existing contract. The Living Benefit Rider you purchase and the date of purchase will determine which Investment Requirements will apply to your contract. Currently, if you purchase i4LIFE (Reg. TM) without Guaranteed Income Benefit, you will not be subject to any Investment Requirements, although we reserve the right to impose Investment Requirements for this rider in the future.

Certain of the underlying funds that are included in the Investment Requirements, including funds managed by an adviser affiliated with us, employ risk management strategies that are intended to control the funds' overall volatility, and for some funds, to also reduce the downside exposure of the funds during significant market downturns. These risk management strategies could limit the upside participation of the fund in rising equity markets relative to other funds. The success of the adviser's risk management strategy depends, in part, on the adviser's ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the fund's benefit. There is no guarantee that the strategy can achieve or maintain the fund's optimal risk targets. The fund's performance may be negatively impacted in certain markets as a result of reliance on these strategies. In low volatility markets the volatility management strategy may not mitigate losses. In addition, the adviser may not be able to effectively implement the strategy during rapid or extreme market events. Such inefficiency in implementation could cause the fund to lose more money than investing without the risk management strategy or not realize potential gains. Any one of these factors could impact the success of the volatility management strategy, and the fund may not perform as expected.

These funds are included under Investment Requirements (particularly in the Investment Requirements for the Managed Risk riders) in part, to reduce the risk of investment losses that may require us to use our own assets to make guaranteed payments under a Living Benefit Rider. Our financial interest in reducing loss and the volatility of overall Contract Values, in light of our obligations to provide benefits under the riders, may be deemed to present a potential conflict of interest with respect to the interests of

Contractowners. In addition, any negative impact to the underlying funds as a result of the risk management strategies may limit contract values, which in turn may limit your ability to achieve step-ups of the benefit base under a Living Benefit Rider. For more information about the funds and the investment strategies they employ, please refer to the funds' current prospectuses. Fund prospectuses are available by contacting us.

We have divided the Subaccounts of your contract into groups and have specified the minimum or maximum percentages of Contract Value that must be in each group at the time you purchase the rider (or when the rider Investment Requirements are enforced, if later). In addition, depending on when you purchased your contract, you may allocate your Contract Value and Purchase Payments in accordance with certain asset allocation models. If you terminate an asset allocation model, you must follow the Investment Requirements applicable to your rider. Some investment options are not available to you if you purchase certain riders. The Investment Requirements may not be consistent with an aggressive investment strategy. You should consult with your registered representative to determine if the Investment Requirements are consistent with your investment objectives.

Riders purchased prior to January 20, 2009. Contractowners who purchased the Lincoln Lifetime IncomeSM Advantage rider from December 15, 2008 through January 19, 2009 will be subject to Investment Requirements as set forth in your contract.

Riders purchased on or after January 20, 2009 and prior to June 30, 2009. Contractowners who have elected Living Benefit Riders (except for Lincoln SmartSecurity (Reg. TM) Advantage or 4LATER (Reg. TM) Advantage) between January 20, 2009 and June 30, 2009 are subject to the following Investment Requirements on the investments in their contracts.

You can select the percentages of Contract Value to allocate to individual Subaccounts within each group, but the total investment for all Subaccounts in a group must comply with the specified minimum or maximum percentages for that group.

In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your Contract Value on a periodic basis. On each quarterly anniversary of the effective date of the rider, we will rebalance your Contract Value, on a pro-rata basis, based on your allocation instructions in effect at the time of the rebalancing. Confirmation of the rebalancing will appear on your quarterly statement.

At this time, the Subaccount groups are as follows:


                                                                           Group 2
                                                                          Investments cannot exceed 70% of Contract Value or
 Group 1                                                                  Account Value (if
Investments must be at least 30% of Contract Value or Account Value (if   i4LIFE (Reg. TM) Advantage with Guaranteed Income
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit is in effect)   Benefit is in effect) ----------------------------
------------------------------------------------------------------------- ----------------------
 Delaware VIP (Reg. TM) Diversified Income Series                          All other Subaccounts except as described below.
 Delaware VIP (Reg. TM) Limited-Term Diversified Income Series
 LVIP BlackRock Inflation Protected Bond Fund
 LVIP Delaware Bond Fund
 LVIP Delaware Diversified Floating Rate Fund
 LVIP Dimensional/Vanguard Total Bond Fund
 LVIP Global Income Fund
 LVIP PIMCO Low Duration Bond Fund
 LVIP SSgA Bond Index Fund
 Templeton Global Bond VIP Fund

The DWS Alternative Asset Allocation VIP Portfolio, the PIMCO VIT CommodityRealReturn (Reg. TM) Strategy, the LVIP SSgA Emerging Markets 100 Fund, the AllianceBernstein VPS Global Thematic Growth Portfolio, the Delaware VIP (Reg. TM) REIT Series, the LVIP BlackRock Emerging Markets RPM Fund, the Delaware VIP (Reg. TM) Emerging Markets Series, the ClearBridge Variable Mid Cap Core Portfolio and the Franklin Templeton Founding Investment Strategy are not available with these riders. The fixed account is only available for dollar cost averaging.

To satisfy these Investment Requirements, you may allocate 100% of your Contract Value or Account Value under i4LIFE (Reg. TM) Advantage among the Subaccounts on the following list; however, if you allocate less than 100% of Contract Value or Account Value under i4LIFE (Reg. TM) Advantage to or among these Subaccounts, then these Subaccounts will be considered as part of Group 1 or 2 above, as applicable, and you will be subject to the Group 1 or 2 restrictions.

o BlackRock Global Allocation V.I. Fund
o Delaware VIP (Reg. TM) Diversified Income Series
o Delaware VIP (Reg. TM) Limited-Term Diversified Income Series
o Franklin Income VIP Fund
o LVIP BlackRock Inflation Protected Bond Fund
o LVIP Delaware Bond Fund
o LVIP Delaware Diversified Floating Rate Fund
o LVIP Dimensional/Vanguard Total Bond Fund
o LVIP Global Income Fund

o LVIP Managed Risk Profile 2010 Fund
o LVIP Managed Risk Profile 2020 Fund
o LVIP Managed Risk Profile Conservative Fund
o LVIP Managed Risk Profile Growth Fund
o LVIP Managed Risk Profile Moderate Fund
o LVIP PIMCO Low Duration Bond Fund
o LVIP SSgA Bond Index Fund
o LVIP SSgA Conservative Index Allocation Fund
o LVIP SSgA Conservative Structured Allocation Fund

o LVIP SSgA Global Tactical Allocation RPM Fund
o LVIP SSgA Moderate Index Allocation Fund
o LVIP SSgA Moderate Structured Allocation Fund
o LVIP SSgA Moderately Aggressive Index Allocation Fund

o LVIP SSgA Moderately Aggressive Structured Allocation Fund
o Templeton Global Bond VIP Fund

To satisfy these Investment Requirements, Contract Value can be allocated in accordance with certain asset allocation models, made available to you by your broker dealer. 100% of the Contract Value can be allocated to one of the following models: Lincoln SSgA Structured Conservative Model, Lincoln SSgA Structured Moderate Model, Lincoln SSgA Structured Moderately Aggressive Model, Lincoln SSgA Conservative Index Model, Lincoln SSgA Moderate Index Model and Lincoln SSgA Moderately Aggressive Index Model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in your contract that meets the Investment Requirements or reallocate Contract Value among Group 1 or Group 2 Subaccounts as described above.

Riders purchased on or after June 30, 2009. If you elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk), you must allocate your Contract Value in accordance with the Investment Requirements for Managed Risk Riders section below. If you elect any other Living Benefit Rider you must allocate your Contract Value in accordance with the Investment Requirements for other Living Benefit Riders section below.

For all Living Benefit Riders, you can select the percentages of Contract Value (or Account Value if i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit is in effect) to allocate to individual Subaccounts within each group, but the total investment for all Subaccounts within the group must comply with the specified minimum or maximum percentages for that group.

You must hold the rider for a minimum period of time after election (the minimum time is specified under the Termination section of each rider). During this time, you will be required to adhere to the Investment Requirements. After this time, failure to adhere to the Investment Requirements will result in termination of the rider.

In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your Contract Value on a periodic basis. On each quarterly anniversary of the effective date of the rider, we will rebalance your Contract Value, on a pro-rata basis, based on your allocation instructions in effect at the time of the rebalancing. Confirmation of the rebalancing will appear on your quarterly statement.

Investment Requirements for Managed Risk Riders (formerly Protected Funds Riders). If you elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk), you must currently allocate your Contract Value among one or more of the following Subaccounts only.


 Group 1                                                   Group 2
Investments must be at least 30% of Contract              Investments cannot exceed 70% of Contract
Value or Account Value (if i4LIFE (Reg. TM) Advantage     Value or Account Value (if i4LIFE (Reg. TM) Advantage
with Guaranteed Income Benefit (Managed                   with Guaranteed Income Benefit (Managed
Risk) is in effect)                                       Risk) is in effect)
--------------------------------------------------------- -------------------------------------------------------
 Delaware VIP (Reg. TM) Diversified Income Series          LVIP BlackRock Equity Dividend RPM Fund
 Delaware VIP (Reg. TM) Limited-Term Diversified Income   LVIP Columbia Small-Mid Cap Growth RPM Fund
  Series                                                  LVIP Dimensional Non-U.S. Equity RPM Fund
 LVIP BlackRock Inflation Protected Bond Fund             LVIP Dimensional U.S. Equity RPM Fund
 LVIP Delaware Bond Fund                                  LVIP JPMorgan Mid Cap Value RPM Fund
 LVIP Delaware Diversified Floating Rate Fund             LVIP Managed Risk Profile Conservative Fund
 LVIP Dimensional / Vanguard Total Bond Fund              LVIP Managed Risk Profile Growth Fund
 LVIP Global Income Fund                                  LVIP Managed Risk Profile Moderate Fund
 LVIP PIMCO Low Duration Bond Fund                        LVIP SSgA Global Tactical Allocation RPM Fund
 LVIP SSgA Bond Index Fund                                LVIP Templeton Growth RPM Fund
                                                          LVIP UBS Large Cap Growth RPM Fund



 Group 1                                                   Group 3
Investments must be at least 30% of Contract              Investments cannot exceed 10% of Contract
Value or Account Value (if i4LIFE (Reg. TM) Advantage     Value or Account Value (if i4LIFE (Reg. TM) Advantage
with Guaranteed Income Benefit (Managed                   with Guaranteed Income Benefit (Managed
Risk) is in effect)                                       Risk) is in effect)
--------------------------------------------------------- ------------------------------------------------------
 Delaware VIP (Reg. TM) Diversified Income Series          LVIP BlackRock Emerging Markets RPM Fund
 Delaware VIP (Reg. TM) Limited-Term Diversified Income
  Series
 LVIP BlackRock Inflation Protected Bond Fund
 LVIP Delaware Bond Fund
 LVIP Delaware Diversified Floating Rate Fund
 LVIP Dimensional / Vanguard Total Bond Fund
 LVIP Global Income Fund
 LVIP PIMCO Low Duration Bond Fund
 LVIP SSgA Bond Index Fund

As an alternative, to satisfy these Investment Requirements, you may allocate 100% of your Contract Value among the Subaccounts listed below. If you allocate less than 100% of Contract Value or Account Value to or among these Subaccounts, then the Subaccounts listed below that are also listed in Group 1 will be subject to Group 1 restrictions. Any remaining Subaccounts listed below that are not listed in Group 1 will fall into Group 2 and will be subject to Group 2 restrictions.

o Delaware VIP (Reg. TM) Diversified Income Series
o Delaware VIP (Reg. TM) Limited-Term Diversified Income Series
o LVIP BlackRock Inflation Protected Bond Fund
o LVIP Delaware Bond Fund
o LVIP Delaware Diversified Floating Rate Fund
o LVIP Dimensional / Vanguard Total Bond Fund
o LVIP Global Income Fund

o LVIP Managed Risk Profile Conservative Fund
o LVIP Managed Risk Profile Growth Fund
o LVIP Managed Risk Profile Moderate Fund
o LVIP PIMCO Low Duration Bond Fund
o LVIP SSgA Bond Index Fund
o LVIP SSgA Global Tactical Allocation RPM Fund

Investment Requirements for other Living Benefit Riders. If you elected a Living Benefit Rider other than Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed
Risk), you must currently allocate your Contract Value among one or more of the following Subaccounts only.


 Group 1                                                   Group 2
Investments must be at least 30% of Contract              Investments cannot exceed 70% of Contract
Value or Account Value (if i4LIFE (Reg. TM) Advantage     Value or Account Value (if i4LIFE (Reg. TM) Advantage
with Guaranteed Income Benefit is in effect)              with Guaranteed Income Benefit is in effect)
--------------------------------------------------------- -------------------------------------------------------
 Delaware VIP (Reg. TM) Diversified Income Series          All other Subaccounts except as described below.
 Delaware VIP (Reg. TM) Limited-Term Diversified Income
  Series
 LVIP BlackRock Inflation Protected Bond Fund
 LVIP Delaware Bond Fund
 LVIP Delaware Diversified Floating Rate Fund
 LVIP Dimensional/Vanguard Total Bond Fund
 LVIP Global Income Fund
 LVIP PIMCO Low Duration Bond Fund
 LVIP SSgA Bond Index Fund
 Templeton Global Bond VIP Fund*



 Group 1                                                   Group 3
Investments must be at least 30% of Contract              Investments cannot exceed 10% of Contract
Value or Account Value (if i4LIFE (Reg. TM) Advantage     Value or Account Value (if i4LIFE (Reg. TM) Advantage
with Guaranteed Income Benefit is in effect)              with Guaranteed Income Benefit is in effect)
--------------------------------------------------------- ------------------------------------------------------
 Delaware VIP (Reg. TM) Diversified Income Series          AllianceBernstein VPS Global Thematic Growth
 Delaware VIP (Reg. TM) Limited-Term Diversified Income   Portfolio
  Series                                                  Delaware VIP (Reg. TM) Emerging Markets Series
 LVIP BlackRock Inflation Protected Bond Fund             Delaware VIP (Reg. TM) REIT Series
 LVIP Delaware Bond Fund                                  DWS Alternative Asset Allocation VIP Portfolio
 LVIP Delaware Diversified Floating Rate Fund             LVIP BlackRock Emerging Markets RPM Fund
 LVIP Dimensional/Vanguard Total Bond Fund                LVIP Clarion Global Real Estate Fund
 LVIP Global Income Fund                                  LVIP SSgA Emerging Markets 100 Fund
 LVIP PIMCO Low Duration Bond Fund                        MFS (Reg. TM) VIT Utilities Series
 LVIP SSgA Bond Index Fund
 Templeton Global Bond VIP Fund*

*The Templeton Global Bond VIP Fund is not available with riders purchased on or after June 30, 2009.


The PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio, Franklin Templeton Founding Investment Strategy and ClearBridge Variable Mid Cap Core Portfolio are not available with these riders. The fixed account is only available for dollar cost averaging.

To satisfy these Investment Requirements, you may allocate 100% of your Contract Value among the Subaccounts listed below, as an alternative. If you allocate less than 100% of Contract Value or Account Value under i4LIFE (Reg.
TM) Advantage to or among these Subaccounts, then the Subaccounts listed below that are also listed in Group 1 will be subject to Group 1 restrictions. Any remaining Subaccounts listed below that are not listed in Group 1 will fall into Group 2 and will be subject to Group 2 restrictions.

o BlackRock Global Allocation VI Fund
o Delaware VIP (Reg. TM) Diversified Income Series
o Delaware VIP (Reg. TM) Limited-Term Diversified Income Series
o LVIP BlackRock Inflation Protected Bond Fund
o LVIP Delaware Bond Fund
o LVIP Delaware Diversified Floating Rate Fund
o LVIP Dimensional/Vanguard Total Bond Fund
o LVIP Global Income Fund
o LVIP Managed Risk Profile 2010 Fund
o LVIP Managed Risk Profile 2020 Fund
o LVIP Managed Risk Profile Conservative Fund
o LVIP Managed Risk Profile Growth Fund

o LVIP Managed Risk Profile Moderate Fund
o LVIP PIMCO Low Duration Bond Fund
o LVIP SSgA Bond Index Fund
o LVIP SSgA Global Tactical Allocation RPM Fund
o LVIP SSgA Conservative Index Allocation Fund
o LVIP SSgA Conservative Structured Allocation Fund
o LVIP SSgA Moderate Index Allocation Fund
o LVIP SSgA Moderate Structured Allocation Fund
o LVIP SSgA Moderately Aggressive Index Allocation Fund
o LVIP SSgA Moderately Aggressive Structured Allocation Fund
o Templeton Global Bond VIP Fund*

*The Templeton Global Bond VIP Fund is not available with riders purchased on or after June 30, 2009.

To satisfy these Investment Requirements, Contract Value may be allocated in accordance with certain asset allocation models (depending on when you purchased your contract) made available to you by your broker dealer. If so, currently 100% of the Contract Value can be allocated to one of the following models: Lincoln SSgA Structured Conservative Model, Lincoln SSgA Structured Moderate Model, Lincoln SSgA Structured Moderately Aggressive Model, Lincoln SSgA Conservative Index Model, Lincoln SSgA Moderate Index Model and Lincoln SSgA Moderately Aggressive Index Model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in your contract that meets the Investment Requirements or reallocate Contract Value among Group 1, Group 2 or Group 3 Subaccounts as described above. These models are not available for contracts issued on or after November 15, 2010.


Living Benefit Riders

The optional Living Benefit Riders offered under this variable annuity contract are described in the following sections. The riders offer either a minimum withdrawal benefit (Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity (Reg. TM) Advantage), a minimum Annuity Payout (i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit and 4LATER (Reg. TM) Advantage), or an income benefit (Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and Lincoln Lifetime IncomeSM Advantage 2.0). Living Benefit Riders which are no longer available for purchase include: Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0 and 4LATER (Reg. TM) Advantage. Certain versions of i4LIFE (Reg.
TM) Advantage Guaranteed Income Benefit may also be unavailable unless guaranteed under a prior rider you purchased. You may not elect more than one Living Benefit Rider at any one time. Upon election of a Living Benefit Rider, you will be subject to Investment Requirements (unless you elect i4LIFE (Reg. TM) Advantage without the Guaranteed Income Benefit).

Excess Withdrawals under certain Living Benefit Riders may result in a reduction or premature termination of those benefits or of those riders. If you are not certain how an Excess Withdrawal will reduce your future guaranteed amounts, you should contact either your registered representative or us prior to requesting a withdrawal to find out what, if any, impact the Excess Withdrawal will have on any guarantees under the Living Benefit Rider. Terms and conditions may change after the contract is purchased.

The benefits and features of the optional Living Benefit Riders are separate and distinct from the downside protection strategies that may be employed by the funds offered under this contract. The riders do not guarantee the investment results of the funds.

The Living Benefit Riders provide different methods to take income from your Contract Value or receive lifetime payments and may provide certain guarantees. There are differences between the riders in the features provided as well as the charge structure. Before you elect a rider, or terminate your existing rider to elect a new rider, you should carefully review the terms and conditions of each rider. If you elect a rider at contract issue, then the rider will be effective on the contract's effective date.


Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)

Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is a Living Benefit Rider available for purchase in your contract that provides:
 o Guaranteed periodic withdrawals up to the Guaranteed Annual Income amount (with certain exceptions listed later, up to the Contractowner's age 80 on qualified contracts and up to the Contractowner's age 95 (or the younger of you and your spouse if the joint life option is elected) for nonqualified contracts) which is based upon a guaranteed Income Base (a value equal to either your initial Purchase Payment or Contract Value, if elected after the contract's effective date);
 o Lifetime income is available through i4LIFE (Reg. TM) Advantage or Guaranteed Annual Income Amount Annuity Payout Option which must be elected by specific ages set forth below;
 o A 5% Enhancement to the Income Base (less Purchase Payments received in that year) if greater than an Automatic Annual Step-up so long as no withdrawals are made in that year and the rider is within the Enhancement Period;
 o Automatic Annual Step-ups of the Income Base to the Contract Value if the Contract Value is equal to or greater than the Income Base after the 5% Enhancement;
 o Age-based increases to the Guaranteed Annual Income amount (after reaching a higher age-band and after an Automatic Annual Step-up).

Prior to May 12, 2014, this rider was called Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds. A prior version of this rider, Lincoln Lifetime IncomeSM Advantage 2.0, provided lower Guaranteed Annual Income percentages with less restrictive Investment Requirements. All terms that apply to Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) apply to Lincoln Lifetime IncomeSM Advantage 2.0 except as noted. Lincoln Lifetime IncomeSM Advantage 2.0 is no longer available for purchase.

Please note any withdrawals made prior to age 55 or that exceed the Guaranteed Annual Income amount or that are not payable to the original Contractowner or original Contractowner's bank account (or to the original Annuitant or the original Annuitant's bank account, if the owner is a non-natural person) (Excess Withdrawals) may significantly reduce your Income Base as well as your Guaranteed Annual Income amount by an amount greater than the dollar amount of the Excess Withdrawal and will terminate the rider if the Income Base is reduced to zero. Withdrawals will also negatively impact the availability of the 5% Enhancement.

In order to purchase Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), the Purchase Payment or Contract Value (if purchased after the contract is issued) must be at least $25,000. This rider provides guaranteed, periodic withdrawals regardless of the investment performance of the contract, provided that certain conditions are met. The Contractowner, Annuitant or Secondary Life may not be changed while this rider is in effect (except if the Secondary Life assumes ownership of the contract upon death of the Contractowner), including any sale or assignment of the contract as collateral. An Income Base is used to calculate the Guaranteed Annual Income payment from your contract, but is not available as a separate benefit upon death or surrender. The Income Base is equal to the initial Purchase Payment (or Contract Value if elected after contract issue), increased by subsequent Purchase Payments, Automatic Annual Step-ups and 5% Enhancements, and decreased by Excess Withdrawals in accordance with the provisions set forth below. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Servicing Office approval. No additional Purchase Payments are allowed if the Contract Value decreases to zero for any reason.

This rider provides for guaranteed, periodic withdrawals up to the Guaranteed Annual Income amount commencing after the younger of you or your spouse (joint life option) reach age 55. The Guaranteed Annual Income payments are based upon specified percentages of the Income Base. The specified withdrawal percentages of the Income Base are age based and may increase over time. With the single life and joint life options, you may receive Guaranteed Annual Income payments for your lifetime through the election of i4LIFE (Reg. TM) Advantage or the Guaranteed Annual Income Amount Annuity Payout Option. If an election is not made, the Lincoln Lifetime

IncomeSM Advantage 2.0 rider will terminate. Except as specified below, this election must be made by the Contractowner's age 80 for qualified contracts and up to the Contractowner's (or joint owner's if younger) age 95 for nonqualified contracts. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 prior to May 21, 2012 and all purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed
Risk) who own their riders through the 5th Benefit Year anniversary must elect i4LIFE (Reg. TM) Advantage or the Guaranteed Annual Income Amount Annuity Payout Option prior to age 85 for qualified contracts or age 99 for nonqualified contracts.

Lincoln New York offers other optional riders available for purchase with its variable annuity contracts. These riders provide different methods to take income from your Contract Value and may provide certain guarantees. There are differences between the riders in the features provided as well as the charge structure. In addition, the purchase of one rider may impact the availability of another rider. Information about the relationship between Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and these other riders is included later in this discussion. Not all riders will be available at all times. You may consider purchasing Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) if you want a guaranteed lifetime income payment that may grow as you get older and may increase through the Automatic Annual Step-up or 5% Enhancement. The cost of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) may be higher than other Living Benefit Riders that you may purchase in your contract. The age at which you may start receiving the Guaranteed Annual Income amount may be different than the ages that you may receive guaranteed payments under other riders.

Availability. If you are interested in this rider, you must elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). Lincoln Lifetime IncomeSM Advantage 2.0 is no longer available. For contracts issued on or after August 26, 2013, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is only available for election at the time the contract is purchased.

Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is available for purchase with nonqualified and qualified (IRAs and Roth IRAs) annuity contracts. The Contractowner/Annuitant as well as the spouse under the joint life option must be at least age 50 and age 85 or younger (age 76 for qualified contracts) at the time this rider is elected. You cannot elect the rider and any other Living Benefit Rider offered in your contract at the same time. You may not elect the rider if you have also elected i4LIFE (Reg. TM) Advantage, which is an Annuity Payout option. There is no guarantee that Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) will be available for new purchasers in the future as we reserve the right to discontinue this benefit at any time. In addition, we may make different versions of Lincoln Lifetime IncomeSM Advantage
2.0 (Managed Risk) available to new purchasers.

If you purchased Lincoln Lifetime IncomeSM Advantage 2.0 prior to May 21, 2012, you are not eligible to purchase Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) as there would be no additional benefit to you.

If you purchased your contract prior to August 26, 2013, and you own a Living Benefit Rider (other than Lincoln Lifetime IncomeSM Advantage 2.0) and you wish to elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), you must first terminate your existing Living Benefit Rider. You must wait at least 12 months after this termination, and also comply with your existing Living Benefit Rider's termination rules, before you will be able to elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). For further information on termination rules, see the "Termination" section associated with your Living Benefit Rider. In all cases, by terminating your existing Living Benefit Rider, you will no longer be entitled to any of the benefits that have accrued under that rider.

If you purchase Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), you will be limited in your ability to invest within the Subaccounts offered within your contract. You will be required to adhere to Investment Requirements for Managed Risk Riders. If you purchased Lincoln Lifetime IncomeSM Advantage 2.0 you are required to adhere to Investment Requirements for other Living Benefit Riders.

In addition, the fixed account is not available except for use with dollar cost averaging. See Investment Requirements for more information.

If the rider is elected at contract issue, then the rider will be effective on the contract's effective date. If the rider is elected after the contract is issued (available only for contracts issued prior to August 26, 2013), the rider will be effective on the next Valuation Date following approval by us.

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that.

Income Base. The Income Base is a value used to calculate your Guaranteed Annual Income amount. The Income Base is not available to you as a lump sum withdrawal or a Death Benefit. The initial Income Base varies based on when you elect the rider. If you elect the rider at the time you purchase the contract, the initial Income Base will equal your initial Purchase Payment . If you elect the rider after we issue the contract, the initial Income Base will equal the Contract Value on the effective date of the rider. The maximum Income Base is $10,000,000. This maximum takes into consideration the total guaranteed amounts under the Living Benefit Riders of all Lincoln New York contracts (or contracts issued by our affiliates) in which you (and/or spouse if joint life option) are the covered lives.

Additional Purchase Payments automatically increase the Income Base by the amount of the Purchase Payment (not to exceed the maximum Income Base); for example, a $10,000 additional Purchase Payment will increase the Income Base by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Servicing Office approval. If after the first Benefit Year cumulative additional

Purchase Payments equal or exceed $100,000, the rider charge will change to the then current charge in effect on the next Benefit Year anniversary. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason including market loss.

Excess Withdrawals reduce the Income Base as discussed below. Withdrawals less than or equal to the Guaranteed Annual Income amount will not reduce the Income Base.

Since the charge for the rider is based on the Income Base, the cost of the rider increases when additional Purchase Payments, Automatic Annual Step-ups and 5% Enhancements are made, and the cost decreases as Excess Withdrawals are made because these transactions all adjust the Income Base. In addition, the percentage charge may change when Automatic Annual Step-ups or 5% Enhancements occur as discussed below or additional Purchase Payments occur. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Charge.

5% Enhancement. On each Benefit Year anniversary, the Income Base, minus Purchase Payments received in that year, will be increased by 5% if the Contractowner/Annuitant (as well as the spouse if the joint life option is in effect) are under age 86, if there were no withdrawals in that year and the rider is within the Enhancement Period. The Enhancement Period is a 10-year period that begins on the effective date of the rider. A new Enhancement Period begins immediately following an Automatic Annual Step-up. If during any Enhancement Period there are no Automatic Annual Step-ups, the 5% Enhancements will stop at the end of the Enhancement Period and will not restart until the next Benefit Year anniversary following the Benefit Year anniversary upon which an Automatic Annual Step-up occurs. Any Purchase Payment made after the initial Purchase Payment will be added immediately to the Income Base and will result in an increased Guaranteed Annual Income amount but must be invested in the contract at least one Benefit Year before it will be used in calculating the 5% Enhancement. Any Purchase Payments made within the first 90 days after the effective date of the rider will be included in the Income Base for purposes of calculating the 5% Enhancement on the first Benefit Year anniversary.

If you decline an Automatic Annual Step-up during the first 10 Benefit Years, you will continue to be eligible for the 5% Enhancements through the end of the current Enhancement Period, but the rider charge could increase to the then current charge at the time of any 5% Enhancements after the 10th Benefit Year anniversary. You will have the option to opt out of the Enhancements after the 10th Benefit Year. In order to be eligible to receive further 5% Enhancements the Contractowner/Annuitant (single life option), or the Contractowner and spouse (joint life option) must still be living and be under age 86.

Note: The 5% Enhancement is not available in any year there is a withdrawal from Contract Value including a Guaranteed Annual Income payment. A 5% Enhancement will occur in subsequent years only under certain conditions. If you are eligible (as defined below) for the 5% Enhancement in the next year, the Enhancement will not occur until the Benefit Year anniversary of that year.


The following is an example of the impact of the 5% Enhancement on the Income Base (assuming no withdrawals):

Initial Purchase Payment = $100,000; Income Base = $100,000

Additional Purchase Payment on day 30 = $15,000; Income Base = $115,000

Additional Purchase Payment on day 95 = $10,000; Income Base = $125,000

On the first Benefit Year anniversary, the Income Base will not be less than $130,750 ($115,000 times 1.05%=$120,750 plus $10,000). The $10,000 Purchase
Payment on day 95 is not eligible for the 5% Enhancement until the 2nd Benefit Year anniversary.

The 5% Enhancement will be in effect for 10 years (the Enhancement Period) from the effective date of the rider. A new Enhancement Period will begin each time an Automatic Annual Step-up to the Contract Value occurs as described below. As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Income Base, you will not receive the 5% Enhancement. If the Automatic Annual Step-up and the 5% Enhancement increase the Income Base to the same amount then you will receive the Automatic Annual Step-up. The 5% Enhancement or the Automatic Annual Step-up cannot increase the Income Base above the maximum Income Base of $10,000,000.

You will not receive the 5% Enhancement on any Benefit Year anniversary in which there is a withdrawal, including a Guaranteed Annual Income payment from the contract during that Benefit Year. The 5% Enhancement will occur on the following Benefit Year anniversary if no further withdrawals are made from the contract and the rider is within the Enhancement Period.

An example of the impact of a withdrawal on the 5% Enhancement is included in the Withdrawal Amount section below.

If during the first 10 Benefit Years your Income Base is increased by the 5% Enhancement on the Benefit Year anniversary, your percentage charge for the rider will not change on the Benefit Year anniversary. However, the amount you pay for the rider will increase since the charge for the rider is based on the Income Base. After the 10th Benefit Year anniversary the annual rider percentage charge may increase to the current charge each year if the Income Base increases as a result of the 5% Enhancement, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Charge.

If your percentage charge for this rider is increased due to a 5% Enhancement that occurs after the 10th Benefit Year anniversary, you may opt-out of the 5% Enhancement by giving us notice in writing within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the rider to change. This opt-out will only apply for this particular 5% Enhancement. You will need to notify us each time thereafter (if an Enhancement would cause your percentage charge to increase) if you do not want the 5% Enhancement. You may not opt-out of the 5% Enhancement if the current charge for the rider increases due to additional Purchase Payment made during that Benefit Year that exceeds the $100,000 Purchase Payment restriction after the first Benefit Year. See Income Base section for more details.

Automatic Annual Step-ups of the Income Base. The Income Base will automatically step-up to the Contract Value on each Benefit Year anniversary if:

   a.the Contractowner/Annuitant (single life option), or the Contractowner and spouse (joint life option) are still living and under age 86; and

   b.the Contract Value on that Benefit Year anniversary, after the deduction of any withdrawals (including the rider charge and account fee), plus any Purchase Payments made on that date is equal to or greater than the Income Base after the 5% Enhancement (if any).

Each time the Income Base is stepped up to the current Contract Value as described above, your percentage charge for the rider will be the current charge for the rider, not to exceed the guaranteed maximum charge. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Charge.

Each time the Automatic Annual Step-up occurs a new Enhancement Period starts. The Automatic Annual Step-up is available even in those years when a withdrawal has occurred.

If your percentage charge for this rider is increased upon an Automatic Annual Step-up, you may opt-out of the Automatic Annual Step-up by giving us notice in writing within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the rider to change. This opt-out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Step-up. As stated above, if you decline an Automatic Annual Step-up during the first 10 Benefit Years, you will continue to be eligible for the 5% Enhancements through the end of the current Enhancement Period, but the rider charge could increase to the then current charge at the time of any 5% Enhancements after the 10th Benefit Year anniversary. You will have the option to opt out of the Enhancements after the 10th Benefit Year. See the earlier Income Base section. You may not opt-out of the Automatic Annual Step-up if an additional Purchase Payment made during that Benefit Year caused the charge for the rider to increase to the current charge.

Following is an example of how the Automatic Annual Step-ups and the 5% Enhancement will work (assuming no withdrawals or additional Purchase Payments):


                                                                                           Potential
                                              Contract    Income Base with                 for Charge
                                               Value       5% Enhancement    Income Base   to Change
                                           ------------- ------------------ ------------- -----------
      Initial Purchase Payment $50,000 .     $  47,750*         N/A            $50,000        N/A
      1st Benefit Year anniversary........   $  54,000         $52,500         $54,000        Yes
      2nd Benefit Year anniversary........   $  53,900         $56,700         $56,700        No
      3rd Benefit Year anniversary........   $  56,000         $59,535         $59,535        No
      4th Benefit Year anniversary........   $  64,000         $62,512         $64,000        Yes

*The beginning Contract Value is the initial Purchase Payment less the 4.5% sales charge.

On the 1st Benefit Year anniversary, the Automatic Annual Step-up increased the Income Base to the Contract Value of $54,000 since the increase in the Contract Value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the 2nd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the 3rd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700=$2,835). On the 4th Benefit Year anniversary, the Automatic Annual Step-up to the Contract Value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535). An Automatic Annual Step-up cannot increase the Income Base beyond the maximum Income Base of $10,000,000.

Withdrawal Amount. You may make periodic withdrawals up to the Guaranteed Annual Income amount each Benefit Year as long as your Guaranteed Annual Income amount is greater than zero until the last day to elect either i4LIFE (Reg. TM) Advantage or the Guaranteed Annual Income Amount Annuity Payout Option set forth above. At that time, you must elect i4LIFE (Reg. TM) Advantage or the Guaranteed Annual Income Amount Annuity Payout option to continue receiving Guaranteed Annual Income payments for life. You may start taking Guaranteed Annual Income withdrawals when you (single life option) or the younger of you and your spouse (joint life option) turn age 55.

The initial Guaranteed Annual Income amount is calculated when you purchase the rider. If you (or younger of you and your spouse if the joint life option is elected) are under age 55 at the time the rider is elected the initial Guaranteed Annual Income amount will be zero. If you (or the younger of you and your spouse if the joint life option is elected) are age 55 or older at the time the rider is elected the initial Guaranteed Annual Income amount will be equal to a specified percentage of the Income Base. Upon your first withdrawal the Guaranteed Annual Income percentage is based on your age (single life option) or the younger of you and your spouse's age (joint life option) at the time of the withdrawal. For example, if you purchase Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) on or after May 20, 2013, at age 60 (single life option), your Guaranteed Annual Income percentage is 4% (see the table below). If you waited until you were age 70 (single life option) to make your first withdrawal your Guaranteed Annual Income percentage would be 5%. During the first Benefit Year the Guaranteed Annual Income amount is calculated using the Income Base as of the effective date of the rider (including any Purchase Payments made within the first 90 days after the effective date of the rider). After the first Benefit Year anniversary we will use the Income Base calculated on the most recent Benefit Year anniversary for calculating the Guaranteed Annual Income amount. After your first withdrawal the Guaranteed Annual Income amount percentage will only increase on a Benefit Year anniversary on or after you have reached an applicable higher age band and after there has also been an Automatic Annual Step-up. If you have reached an applicable age band and there has not also been a subsequent Automatic Annual Step-up, then the Guaranteed Annual Income amount percentage will not increase until the next Automatic Annual Step-up occurs. If you do not withdraw the entire Guaranteed Annual Income amount during a Benefit Year, there is no carryover of the remaining amount into the next Benefit Year.

Guaranteed Annual Income Percentages by Ages for rider elections on or after
                                 May 20, 2013:


             Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)


                Single Life Option                                    Joint Life Option
--------------------------------------------------    --------------------------------------------------
                                                               Age
                         Guaranteed Annual Income      (younger of you and      Guaranteed Annual Income
         Age                 amount percentage          your spouse's age)         amount percentage
--------------------    --------------------------    ---------------------    -------------------------
  55 - under 591/2                3.50%                 55 - under 591/2                 3.50%
     591/2 - 64                   4.00%                    591/2 - 64                    4.00%
         65+                      5.00%                     65 - 74                      4.50%
                                                              75+                        5.00%

                    Lincoln Lifetime IncomeSM Advantage 2.0


                Single Life Option                                    Joint Life Option
--------------------------------------------------    --------------------------------------------------
                                                               Age
                         Guaranteed Annual Income      (younger of you and      Guaranteed Annual Income
         Age                 amount percentage          your spouse's age)         amount percentage
--------------------    --------------------------    ---------------------    -------------------------
  55 - under 591/2                3.00%                 55 - under 591/2                 3.00%
     591/2 - 64                   3.50%                    591/2 - 64                    3.50%
       65 - 69                    4.50%                     65 - 69                      4.00%
         70+                      5.00%                       70+                        4.50%

Note that Guaranteed Annual Income percentages for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and Lincoln Lifetime IncomeSM Advantage 2.0 riders purchased prior to May 20, 2013, can be found in an Appendix to this prospectus.


If your Contract Value is reduced to zero because of market performance or rider charges, withdrawals equal to the Guaranteed Annual Income amount will continue automatically for your life (and your spouse's life if applicable) under the Guaranteed Annual Income Amount Annuity Payout Option. You may not withdraw the remaining Income Base in a lump sum. You will not be entitled to the Guaranteed Annual Income amount if the Income Base is reduced to zero as a result of an Excess Withdrawal. If the Income Base is reduced to zero due to an Excess Withdrawal the rider will terminate. If the Contract Value is reduced to zero due to an Excess Withdrawal the rider and contract will terminate.

Withdrawals equal to or less than the Guaranteed Annual Income amount will not reduce the Income Base. All withdrawals you make will decrease the Contract Value.

The following example shows the calculation of the Guaranteed Annual Income amount for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and how withdrawals less than or equal to the Guaranteed Annual Income amount affect the Income Base and the Contract Value. The Contractowner is age 60 (4% Guaranteed Annual Income percentage for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)) elected on or after May 20, 2013, on the rider's effective date, and makes an initial Purchase Payment of $200,000 into the contract:

    Contract Value on the rider's effective date....................    $200,000
    Income Base on the rider's effective date.......................    $200,000
    Initial Guaranteed Annual Income amount on the rider's effective
    date ($200,000 x 4%) .                                              $  8,000
    Contract Value six months after rider's effective date..........    $210,000
    Income Base six months after rider's effective date.............    $200,000
    Withdrawal six months after rider's effective date when
    Contractowner is still age 60...................................    $  8,000
    Contract Value after withdrawal ($210,000 - $8,000) .               $202,000
    Income Base after withdrawal ($200,000 - $0) .                      $200,000
    Contract Value on first Benefit Year anniversary................    $205,000
    Income Base on first Benefit Year anniversary...................    $205,000
    Guaranteed Annual Income amount on first Benefit Year
    anniversary ($205,000 x 4%) .                                       $  8,200

Since there was a withdrawal during the first year, the 5% Enhancement is not available, but the Automatic Annual Step-up was available and increased the Income Base to the Contract Value of $205,000. On the first anniversary of the rider's effective date, the Guaranteed Annual Income amount is $8,200 (4% x $205,000).

Purchase Payments added to the contract subsequent to the initial Purchase Payment will increase the Guaranteed Annual Income amount by an amount equal to the applicable Guaranteed Annual Income amount percentage multiplied by the amount of the subsequent Purchase Payment. For example, assuming a Contractowner is age 60 (single life option), if the Guaranteed Annual Income amount of $2,000 (4% of $50,000 Income Base) is in effect and an additional Purchase Payment of $10,000 is made, the new Guaranteed Annual Income amount that Benefit Year is $2,400 ($2,000 + 4% of $10,000). The Guaranteed Annual Income payment amount will be recalculated immediately after a Purchase Payment is added to the contract.

After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Servicing Office approval. Additional Purchase Payments will not be allowed if the Contract Value is zero.


5% Enhancements and Automatic Annual Step-ups will increase the Income Base and thus the Guaranteed Annual Income amount. The Guaranteed Annual Income amount after the Income Base is adjusted either by a 5% Enhancement or an Automatic Annual Step-up will be equal to the adjusted Income Base multiplied by the applicable Guaranteed Annual Income percentage.

Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Guaranteed Annual Income amount at the time of the withdrawal or are withdrawals made prior to age 55 (younger of you or your spouse for joint life) or that are not payable to the original Contractowner or original Contractowner's bank account (or to the original Annuitant or the original Annuitant's bank account, if the owner is a non-natural person).

When an Excess Withdrawal occurs:

   1.The Income Base is reduced by the same proportion that the Excess Withdrawal reduces the Contract Value. This means that the reduction in the Income Base could be more than the dollar amount of the withdrawal; and

   2.The Guaranteed Annual Income amount will be recalculated to equal the applicable Guaranteed Annual Income amount percentage multiplied by the new (reduced) Income Base (after the pro rata reduction for the Excess Withdrawal).

We will provide you with quarterly statements that will include the Guaranteed Annual Income amount (as adjusted for Guaranteed Annual Income amount payments, Excess Withdrawals and additional Purchase Payments) available to you for the Benefit Year, if applicable, in order for you to determine whether a withdrawal may be an Excess Withdrawal. We encourage you to either consult with your registered representative or call us at the number provided on the front page of this prospectus if you have questions about Excess Withdrawals.

The following example demonstrates the impact of an Excess Withdrawal on the Income Base, the Guaranteed Annual Income amount and the Contract Value under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). The Contractowner who is age 60 (single life option) makes a $12,000 withdrawal which causes a $12,915.19 reduction in the Income Base.

Prior to Excess Withdrawal:
Contract Value = $60,000
Income Base = $85,000
Guaranteed Annual Income amount = $3,400 (4% of the Income Base of $85,000)

After a $12,000 Withdrawal ($3,400 is within the Guaranteed Annual Income amount, $8,600 is the Excess Withdrawal):
The Contract Value is reduced by the amount of the Guaranteed Annual Income amount of $3,400 and the Income Base is not reduced:

Contract Value = $56,600 ($60,000 - $3,400)
Income Base = $85,000

The Contract Value is also reduced by the $8,600 Excess Withdrawal and the Income Base is reduced by 15.19435%, the same proportion that the Excess Withdrawal reduced the $56,600 Contract Value ($8,600 - $56,600)

Contract Value = $48,000 ($56,600 - $8,600)
Income Base = $72,084.81 ($85,000 x 15.19435% = $12,915.19; $85,000 -
$12,915.19 = $72,084.81)
Guaranteed Annual Income amount = $2,883.39 (4% of $72,084.81 Income Base)

On the following Benefit Year anniversary:

Contract Value = $43,000
Income Base = $72,084.81
Guaranteed Annual Income amount = $2,883.39 (4% x $72,084.81)

In a declining market, Excess Withdrawals may significantly reduce your Income Base as well as your Guaranteed Annual Income amount. If the Income Base is reduced to zero due to an Excess Withdrawal the rider will terminate. If the Contract Value is reduced to zero due to an Excess Withdrawal the rider and contract will terminate.

Withdrawals from IRA contracts will be treated as within the Guaranteed Annual Income amount (even if they exceed the Guaranteed Annual Income amount) only if the withdrawals are taken as systematic installments of the amount needed to satisfy the required minimum distribution (RMD) rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:

     1.Lincoln's automatic withdrawal service is used to calculate and pay the RMD;

     2.The RMD calculation must be based only on the value in this contract;
   and

     3.No withdrawals other than RMDs are made within the Benefit Year (except as described in the next paragraph).

If your RMD withdrawals during a Benefit Year are less than the Guaranteed Annual Income amount, an additional amount up to the Guaranteed Annual Income amount may be withdrawn. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Guaranteed Annual Income amount, including amounts attributable to RMDs, will be treated as Excess Withdrawals.

Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of Contract Value that exceed Purchase Payments are taxed as ordinary income. See Federal Tax Matters for a discussion of the tax consequences of withdrawals.

Guaranteed Annual Income Amount Annuity Payout Option. If you are required to take annuity payments because you have reached age 80 (qualified contracts) or age 95 (nonqualified contracts) and have not elected i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4), you have the option of electing the Guaranteed Annual Income Amount Annuity Payout Option. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 prior to May 21, 2012, and all purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) who own their riders through the 5th Benefit Year anniversary have until age 85 (qualified contracts) or age 99 (nonqualified contracts) to elect the Guaranteed Annual Income Amount Annuity Payout Option. If the Contract Value is reduced to zero and you have a remaining Income Base, you will receive the Guaranteed Annual Income Amount Annuity Payout Option. If you are receiving the Guaranteed Annual Income Amount Annuity Payout Option, the Beneficiary may be eligible to receive final payment upon death of the single life or surviving joint life. To be eligible the Death Benefit option in effect immediately prior to the effective date of the Guaranteed Annual Income Amount Annuity Payout Option must be one of the following Death Benefits: the Guarantee of Principal Death Benefit or the EGMDB. If the Account Value Death Benefit option is in effect, the Beneficiary will not be eligible to receive the final payment(s).

The Guaranteed Annual Income Amount Annuity Payout Option is an Annuity Payout option under which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Guaranteed Annual Income amount for life (this option is different from other Annuity Payout options, including i4LIFE (Reg. TM) Advantage, which are based on your Contract Value). Contractowners may decide to choose the Guaranteed Annual Income Amount Annuity Payout Option over i4LIFE (Reg. TM) Advantage if they feel this may provide a higher final payment option over time and they may place more importance on this over access to the Account Value. Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Guaranteed Annual Income amount for your life or the life of you and your spouse for the joint life option.

The final payment is a one-time lump-sum payment. If the effective date of the rider is the same as the effective date of the contract, the final payment will be equal to the sum of all Purchase Payments, decreased by withdrawals. If the effective date of the rider is after the effective date of the contract, the final payment will be equal to the Contract Value on the effective date of the rider, increased for Purchase Payments received after the rider effective date and decreased by withdrawals. Excess Withdrawals reduce the final payment in the same proportion as the withdrawals reduce the Contract Value; withdrawals less than or equal to the Guaranteed Annual Income amount and payments under the Guaranteed Annual Income Amount Annuity Payout Option will reduce the final payment dollar for dollar.

Death Prior to the Annuity Commencement Date. Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) has no provision for a payout of the Income Base or any other Death Benefit upon death of the Contractowners or Annuitant. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described earlier in this prospectus) will be in effect. Election of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) does not impact the Death Benefit options available for purchase with your annuity contract except as described below in Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the single life, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death). If the Beneficiary elects to continue the contract after the death of the single life (through a separate provision of the contract), the Beneficiary may purchase a new Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) if available under the terms and charge in effect at the time of the new purchase. There is no carryover of the Income Base.

Upon the first death under the joint life option, withdrawals up to the Guaranteed Annual Income amount continue to be available for the life of the surviving spouse. The 5% Enhancement and Automatic Annual Step-up will continue if applicable as discussed above. Upon the death of the surviving spouse, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death).

As an alternative, after the first death, the surviving spouse, if under age 86 (age 76 for qualified contracts), may choose to terminate the joint life option and purchase a new single life option, if available, under the terms and charge in effect at the time for a new purchase. In deciding whether to make this change, the surviving spouse should consider whether the change will cause the Income Base and the Guaranteed Annual Income amount to decrease.

Termination. After the fifth anniversary of the effective date of the rider, the Contractowner may terminate the rider by notifying us in writing of the request to terminate or by failing to adhere to Investment Requirements. Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) will automatically terminate:
 o on the Annuity Commencement Date (except payments under the Guaranteed Annual Income Amount Annuity Payout Option will continue if applicable);
 o upon the death under the single life option or the death of the surviving spouse under the joint life option;
 o when the Guaranteed Annual Income amount or Contract Value is reduced to zero due to an Excess Withdrawal;
 o upon surrender of the contract;
 o upon termination of the underlying annuity contract;
 o for qualified contracts, on the final day of the Contractowner's eligibility to elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version
   4) or the Guaranteed Annual Income Amount Annuity Payout Option; or
 o for nonqualified contracts, on the final day of the Contractowner's eligibility to elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) or the Guaranteed Annual Income Amount Annuity Payout Option.

The termination will not result in any increase in Contract Value equal to the Income Base. Upon effective termination of this rider, the benefits and charges within this rider will terminate. If you terminate the rider, you must wait one year before you can re-elect any Living Benefit Rider or any other living benefits we may offer in the future.

i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). i4LIFE (Reg. TM) Advantage is an optional Annuity Payout rider that provides periodic variable income payments for life, the ability to make withdrawals during a defined period of time (the Access Period) and a Death Benefit during the Access Period. A minimum payout floor, called the Guaranteed Income Benefit, is also available for election at the time you elect i4LIFE (Reg. TM) Advantage. You cannot have both i4LIFE (Reg. TM) Advantage and Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) in effect on your contract at the same time.

Prior to the Annuity Commencement Date, Contractowners with any active version of Lincoln Lifetime IncomeSM Advantage 2.0 may decide to drop their rider and elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit. This election is possible even if i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is no longer available for purchase. (Contractowners with Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) must elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk).) Contractowners are also guaranteed that the Guaranteed Income Benefit percentage and Access Period requirements will be at least as favorable as those in effect at the time they purchase Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). If the decision to drop Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is made, the Contractowner can use the greater of the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up (or inception date) or the

Account Value immediately prior to electing i4LIFE (Reg. TM) Advantage to establish the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk). If the decision to elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk)(version 4) is made because it is the last day of the Contractowner's eligibility to elect i4LIFE (Reg. TM) Advantage, the Contractowner may also use the current Guaranteed Annual Income amount, if higher, to establish the initial Guaranteed Income Benefit. This decision must be made by the maximum age to elect i4LIFE (Reg. TM) Advantage, which is age 95 for nonqualified contracts and age 80 for qualified contracts. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 prior to May 21, 2012, who have waited until after the 5th Benefit Year anniversary may elect i4LIFE (Reg. TM) Advantage with the applicable version of Guaranteed Income Benefit until age 99 for nonqualified contracts and age 85 for qualified contracts.

If you choose to drop Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and have the single life option, you must purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) single life option. If you drop Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and have the joint life option, you must purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) joint life option. The minimum length of the i4LIFE (Reg. TM) Advantage Access Period will vary based upon when you purchased your Lincoln Lifetime IncomeSM Advantage 2.0 or Lincoln Lifetime IncomeSM Advantage
2.0 (Managed Risk) rider and how long the rider was in effect before you decided to purchase i4LIFE (Reg. TM) Advantage. These requirements are specifically listed in the Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage section of this prospectus under Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments.

For nonqualified contracts, the Contractowner must elect the levelized option for Regular Income Payments. While i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) is in effect, the Contractowner cannot change the payment mode elected or decrease the length of the Access Period.

When deciding whether to drop Lincoln Lifetime IncomeSM Advantage 2.0 (Managed
Risk) and purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) you should consider that depending on a person's age and the selected length of the Access Period, i4LIFE (Reg. TM) Advantage may provide a higher payout than the Guaranteed Annual Income amounts under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). You should consider electing i4LIFE (Reg. TM) Advantage when you are ready to immediately start receiving i4LIFE (Reg. TM) Advantage payments whereas with Lincoln Lifetime IncomeSM Advantage
2.0 (Managed Risk) you may defer taking withdrawals until a later date. Payments from a nonqualified contract that a person receives under the i4LIFE (Reg. TM) Advantage rider are treated as "amounts received as an annuity" under section 72 of the Internal Revenue Code because the payments occur after the annuity starting date. These payments are subject to an "exclusion ratio" as provided in section 72(b) of the Code, which means a portion of each Annuity Payout is treated as income (taxable at ordinary income tax rates), and the remainder is treated as a nontaxable return of Purchase Payments. In contrast, withdrawals under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) are not treated as amounts received as an annuity because they occur prior to the annuity starting date. As a result, such withdrawals are treated first as a return of any existing gain in the contract (which is the measure of the extent to which the Contract Value exceeds Purchase Payments), and then as a nontaxable return of Purchase Payments.

Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. The Death Benefit calculation for certain Death Benefit options in effect prior to the Annuity Commencement Date may change for Contractowners with an active Lincoln Lifetime IncomeSM Advantage 2.0 (Managed
Risk). Certain Death Benefit options provide that all withdrawals reduce the Death Benefit in the same proportion that the withdrawals reduce the Contract Value. If you elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), withdrawals less than or equal to the Guaranteed Annual Income will reduce the sum of all Purchase Payment amounts on a dollar for dollar basis for purposes of calculating the Death Benefit under the Guarantee of Principal Death Benefit. The same also applies to the EGMDB rider if the Death Benefit is based on the sum of all Purchase Payments, decreased by withdrawals. See The Contracts - Death Benefits. Any Excess Withdrawals will reduce the sum of all Purchase Payments in the same proportion that the withdrawals reduced the Contract Value under any Death Benefit option in which proportionate withdrawals are in effect. This change has no impact on Death Benefit options in which all withdrawals reduce the Death Benefit calculation on a dollar for dollar basis. The terms of your contract will describe which method is in effect for your contract while this rider is in effect.

The following example demonstrates how a withdrawal will reduce the Death Benefit if both the EGMDB and Lincoln Lifetime IncomeSM Advantage 2.0 (Managed
Risk) are in effect when the Contractowner dies. Note that this calculation applies only to the sum of all Purchase Payments calculation and not for purposes of reducing the highest anniversary Contract Value under the EGMDB:
Contract Value before withdrawal $80,000
Guaranteed Annual Income amount $5,000

Enhanced Guaranteed Minimum Death Benefit (EGMDB) values before withdrawal is the greatest of a), b), or c) described in detail in the EGMDB section of this prospectus:
   a) Contract Value $80,000
   b) Sum of Purchase Payments $100,000
     c) Highest anniversary Contract Value $150,000

Withdrawal of $9,000 will impact the Death Benefit calculation as follows:

   a) $80,000 - $9,000 = $71,000 (Reduction $9,000)

   b) $100,000 - $5,000 = $95,000 (reduction by the amount of the Guaranteed Annual Income amount)

   ($95,000 - $5,067 = $89,933 [$95,000 times ($4,000/$75,000) = $5,067]
   Proportional reduction of Excess Withdrawal. Total reduction = $10,067.

   c) $150,000 - $16,875 = $133,125 [$150,000 times $9,000/$80,000 = $16,875].
   The entire $9,000 withdrawal reduced the Death Benefit option proportionally. Total reduction = $16,875.

Item c) provides the largest Death Benefit of $133,125.


Lincoln Lifetime IncomeSM Advantage

The Lincoln Lifetime IncomeSM Advantage rider is no longer available for purchase.

The Lincoln Lifetime IncomeSM Advantage rider provides minimum, guaranteed, periodic withdrawals for your life as Contractowner/
Annuitant regardless of the investment performance of the contract, provided that certain conditions are met. A minimum guaranteed amount (Guaranteed Amount) is used to calculate the periodic withdrawals from your contract, but is not available as a separate benefit upon death or surrender. The Guaranteed Amount is equal to the initial Purchase Payment (or Contract Value if elected after contract issue) increased by subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements and the Step-up to 200% of the initial Guaranteed Amount (if applicable to your contract) and decreased by withdrawals in accordance with the provisions set forth below. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Servicing Office approval. No additional Purchase Payments are allowed if the Contract Value decreases to zero for any reason.

This rider provides annual withdrawals of 5% of the initial Guaranteed Amount called Maximum Annual Withdrawal amounts. You may receive Maximum Annual Withdrawal amounts for your lifetime. Withdrawals in excess of the Maximum Annual Withdrawal amount may significantly reduce your Maximum Annual Withdrawal amount. Withdrawals will also negatively impact the availability of the 5% Enhancement and the 200% Step-up (if applicable to your contract). These options are discussed below in detail.

By purchasing the Lincoln Lifetime IncomeSM Advantage rider, you will be limited in how you can invest in the Subaccounts in your contract. In addition, the fixed account is not available except for use with dollar cost averaging. See The Contracts - Investment Requirements.

Lincoln New York offers other optional riders available for purchase with its variable annuity contracts. These riders provide different methods to take income from your Contract Value and may provide certain guarantees. These riders are fully discussed in this prospectus. There are differences between the riders in the features provided as well as the charge structure. In addition, the purchase of one rider may impact the availability of another rider. Information about the relationship between Lincoln Lifetime IncomeSM Advantage and these other riders is included later in this prospectus (See i4LIFE (Reg. TM) Advantage option.) Not all riders will be available at all times.

We have designed the rider to protect you from outliving your Contract Value. If the rider terminates or you die before your Contract Value is reduced to zero, neither you nor your estate will receive any lifetime withdrawals from us under the rider. We limit your withdrawals to the Maximum Annual Withdrawal amount and impose Investment Requirements in order to minimize the risk that your Contract Value will be reduced to zero before your death.

If the rider is elected at contract issue, then the rider will be effective on the contract's effective date. If the rider is elected after the contract is issued (by sending a written request to our Servicing Office), the rider will be effective on the next Valuation Date following approval by us. You may not simultaneously elect Lincoln Lifetime IncomeSM Advantage with any other Living Benefit Rider.

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that.

Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a Death Benefit. The initial Guaranteed Amount varies based on when you elect the rider. If you elect the rider at the time you purchase the contract, the initial Guaranteed Amount will equal your initial Purchase Payment . If you elect the rider after we issue the contract, the initial Guaranteed Amount will equal the Contract Value on the effective date of the rider. The maximum Guaranteed Amount is $10,000,000. This maximum takes into consideration the total guaranteed amounts under the Living Benefit Riders from all Lincoln New York contracts (or contracts issued by our affiliates) in which you are the covered life.

Additional Purchase Payments automatically increase the Guaranteed Amount by the amount of the Purchase Payment (not to exceed the maximum Guaranteed Amount); for example, a $10,000 additional Purchase Payment will increase the Guaranteed Amount by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Servicing Office approval. If after the first Benefit Year cumulative additional Purchase Payments equal or exceed $100,000, the charge for Lincoln Lifetime IncomeSM Advantage will change to the then current charge in effect on the next Benefit Year anniversary. The charge will never exceed the guaranteed maximum annual charge. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage Charge. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason including market loss.

The following example demonstrates the impact of additional Purchase Payments on the Lincoln Lifetime IncomeSM Advantage charge:


    Initial Purchase Payment...................    $100,000
    Additional Purchase Payment in Year 2......    $ 95,000   No change to charge
    Additional Purchase Payment in Year 3......    $ 50,000   Charge will be the then current charge
    Additional Purchase Payment in Year 4......    $ 25,000   Charge will be the then current charge

Each withdrawal reduces the Guaranteed Amount as discussed below.

Since the charge for the rider is based on the Guaranteed Amount, the cost of the rider increases when additional Purchase Payments, Automatic Annual Step-ups, 5% Enhancements and the 200% Step-up (if applicable to your contract) are made, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount. In addition, the percentage charge may change when cumulative Purchase Payments exceed $100,000 and also when Automatic Annual Step-ups occur as discussed below. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage Charge.

5% Enhancement to the Guaranteed Amount. On each Benefit Year anniversary, the Guaranteed Amount, minus Purchase Payments received in that year, will be increased by 5% if the Contractowner/Annuitant is under 86 and the rider is within the 10 year period described below. Additional Purchase Payments must be invested in the contract at least one Benefit Year before the 5% Enhancement will be made on the portion of the Guaranteed Amount equal to that Purchase Payment . Any Purchase Payments made within the first 90 days after the effective date of the rider will be included in the Guaranteed Amount for purposes of receiving the 5% Enhancement on the first Benefit Year anniversary.


Note: The 5% Enhancement is not available in any year there is a withdrawal from Contract Value including a Maximum Annual Withdrawal amount. A 5% Enhancement will occur in subsequent years after a withdrawal only under certain conditions. If you are eligible (as defined below) for the 5% Enhancement in the next year, the Enhancement will not occur until the Benefit Year anniversary of that year.

The following is an example of the impact of the 5% Enhancement on the Guaranteed Amount:

Initial Purchase Payment = $100,000; Guaranteed Amount = $100,000

Additional Purchase Payment on day 30 = $15,000; Guaranteed Amount = $115,000

Additional Purchase Payment on day 95 = $10,000; Guaranteed Amount = $125,000

On the first Benefit Year anniversary, the Guaranteed Amount is $130,750 ($115,000 times 1.05%=$120,750 plus $10,000). The $10,000 Purchase Payment on day 95 is not eligible for the 5% Enhancement until the 2nd Benefit Year anniversary.

The 5% Enhancement will be in effect for 10 years from the effective date of the rider. The 5% Enhancement will cease upon the death of the Contractowner/Annuitant or when the Contractowner/Annuitant reaches age 86. A new 10-year period will begin each time an Automatic Annual Step-up to the Contract Value occurs as described below. As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Guaranteed Amount, you will not receive the 5% Enhancement. The 5% Enhancement cannot increase the Guaranteed Amount above the maximum Guaranteed Amount of $10,000,000. For riders purchased prior to January 20, 2009, the 5% Enhancement will be in effect for 15 years from the effective date of the rider, and a new 15-year period will begin following each Automatic Annual Step-up.

The 5% Enhancement will not occur on any Benefit Year anniversary in which there is a withdrawal, including a Maximum Annual Withdrawal amount, from the contract during that Benefit Year. The 5% Enhancement will occur on the following Benefit Year anniversary if no other withdrawals are made from the contract and the rider is within the 10-year period.

An example of the impact of a withdrawal on the 5% Enhancement is included in the Withdrawals section below.

If your Guaranteed Amount is increased by the 5% Enhancement on the Benefit Year anniversary, your percentage charge for the rider will not change. However, the amount you pay for the rider will increase since the charge for the rider is based on the Guaranteed Amount. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage Charge.

Automatic Annual Step-ups of the Guaranteed Amount. The Guaranteed Amount will automatically step-up to the Contract Value on each Benefit Year anniversary if:

     a.the Contractowner/Annuitant is still living and under age 86; and

   b.the Contract Value on that Benefit Year anniversary is greater than the Guaranteed Amount after the 5% Enhancement (if any) or 200% Step-up (if any, as described below).

Each time the Guaranteed Amount is stepped up to the current Contract Value as described above, your percentage charge for the rider will be the current charge for the rider, not to exceed the guaranteed maximum charge. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage Charge.

If your percentage rider charge is increased upon an Automatic Annual Step-up, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the rider to change. This opt out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Step-up. If you decline the Automatic Annual Step-up, you will receive the 200% Step-up (if you are eligible as described below) or the 5% Enhancement (if you are eligible as specified above); however, a new 10-year period for 5% Enhancements will not begin. You may not decline the Automatic Annual Step-up, if applicable, if your additional Purchase Payments would cause your charge to increase. See the earlier Guaranteed Amount section.

Following is an example of how the Automatic Annual Step-ups and the 5% Enhancement will work (assuming no withdrawals or additional Purchase Payments and issue age above 591/2 (single life) or 65 (joint life) ):

                                                                       Potential for   Length of 5%
                                              Contract    Guaranteed     Charge to     Enhancement
                                               Value        Amount         Change         Period
                                           ------------- ------------ --------------- -------------
      Initial Purchase Payment $50,000 .     $  47,750*     $50,000         No              10
      1st Benefit Year anniversary........   $  54,000      $54,000        Yes              10
      2nd Benefit Year anniversary........   $  53,900      $56,700         No               9
      3rd Benefit Year anniversary........   $  57,000      $59,535         No               8
      4th Benefit Year anniversary........   $  64,000      $64,000        Yes              10

*The beginning Contract Value is the initial Purchase Payment less the 4.5% sales charge.

On the 1st Benefit Year anniversary, the Automatic Annual Step-up increased the Guaranteed Amount to the Contract Value of $54,000 since the increase in the Contract Value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the 2nd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the 3rd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700=$2,835). On the 4th Benefit Year anniversary, the Automatic Annual Step-up to the Contract Value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535) and a new 10-year Enhancement period began.

An Automatic Annual Step-up cannot increase the Guaranteed Amount beyond the maximum Guaranteed Amount of $10,000,000.

Step-up to 200% of the initial Guaranteed Amount. If you purchased Lincoln Lifetime IncomeSM Advantage on or after October 5, 2009, the 200% Step-up will not be available. On the later of the 10th Benefit Year anniversary or the Benefit Year anniversary after you reach age 75, we will step-up your Guaranteed Amount to 200% of your initial Guaranteed Amount (plus any Purchase Payments made within 90 days of rider election), less any withdrawals, if this would increase your Guaranteed Amount to an amount higher than that provided by the 5% Enhancement or the Automatic Annual Step-up for that year, if applicable. (You will not also receive the 5% Enhancement or Automatic Annual Step-up if the 200% Step-up applies.) (The 200% Step-up will occur on the 10th Benefit Year anniversary if you purchased the rider prior to January 20, 2009.) This Step-up will not occur if:

     1)an Excess Withdrawal (defined below) has occurred; or

   2)cumulative withdrawals totaling more than 10% of the initial Guaranteed Amount (plus Purchase Payments within 90 days of rider election) have been made (even if these withdrawals were within the Maximum Annual Withdrawal amount).

For example, assume the initial Guaranteed Amount is $200,000. A $10,000 Maximum Annual Withdrawal was made at age 69 and at age 70. If one more $10,000 Maximum Annual Withdrawal was made at age 71, the Step-up would not be available since withdrawals cannot exceed $20,000 (10% of $200,000).

This Step-up is only available one time and it will not occur if, on the applicable Benefit Year anniversary, your Guaranteed Amount exceeds 200% of your initial Guaranteed Amount (plus Purchase Payments within 90 days of rider election). Required minimum distributions (RMDs) from qualified contracts may adversely impact this benefit because you may have to withdraw more than 10% of your initial Guaranteed Amount. See the terms governing RMDs in the Maximum Annual Withdrawal Amount section below.

This Step-up will not cause a change to the percentage charge for your rider. However, the amount you pay for the rider will increase since the charge is based on the Guaranteed Amount. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage Charge.

The following example demonstrates the impact of this Step-up on the Guaranteed
Amount:

Initial Purchase Payment at age 65 = $200,000; Guaranteed Amount =$200,000; Maximum Annual Withdrawal amount = $10,000.

After 10 years, at age 75, the Guaranteed Amount is $272,339 (after applicable 5% Enhancements and two $10,000 Maximum Annual Withdrawal Amounts) and the Contract Value is $250,000. Since the Guaranteed Amount is less than $360,000 ($200,000 initial Guaranteed Amount reduced by the two $10,000 withdrawals times 200%), the Guaranteed Amount is increased to $360,000.

The 200% Step-up (if applicable to your contract) cannot increase the Guaranteed Amount beyond the maximum Guaranteed Amount of $10,000,000.

Maximum Annual Withdrawal Amount. You may make periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year for your lifetime as long as your Maximum Annual Withdrawal amount is greater than zero.

On the effective date of the rider, the Maximum Annual Withdrawal amount is equal to 5% of the initial Guaranteed Amount. If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year.

If your Contract Value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue automatically for your life under the Maximum Annual Withdrawal Amount Annuity Payment Option (discussed later). You may not withdraw the remaining Guaranteed Amount in a lump sum.

Note: if any withdrawal is made, the 5% Enhancement is not available during that Benefit Year. Withdrawals may also negatively impact the 200% Step-up (see above).

The tax consequences of withdrawals are discussed in Federal Tax Matters section of this prospectus.

All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your Contract Value.

The Maximum Annual Withdrawal amount is increased by 5% of any additional Purchase Payments. For example, if the Maximum Annual Withdrawal amount of $2,500 (5% of $50,000 Guaranteed Amount) is in effect and an additional Purchase Payment of $10,000 is made , the new Maximum Annual Withdrawal amount is $3,000 ($2,500 + 5% of $10,000).

5% Enhancements, Automatic Annual Step-ups and the 200% Step-up (if applicable to your contract) will cause a recalculation of the eligible Maximum Annual Withdrawal amount to the greater of:

   a.the Maximum Annual Withdrawal amount immediately prior to the 5% Enhancement, Automatic Annual Step-up or 200% Step-up; or

     b.5% of the Guaranteed Amount on the Benefit Year anniversary.

See the chart below for examples of the recalculation.

The Maximum Annual Withdrawal amount from both Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity (Reg. TM) Advantage under all Lincoln New York contracts (or contracts issued by our affiliates) applicable to you can never exceed 5% of the maximum Guaranteed Amount.

Withdrawals. If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) are within the Maximum Annual Withdrawal amount, then:

     1.the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and

     2.the Maximum Annual Withdrawal amount will remain the same.

The following example illustrates the impact of Maximum Annual Withdrawals on the Guaranteed Amount and the recalculation of the Maximum Annual Withdrawal amount (assuming no additional Purchase Payments and issue age above 591/2 (single life) or 65 (joint life)):


                                               Contract    Guaranteed    Maximum Annual
                                                Value        Amount     Withdrawal Amount
                                            ------------- ------------ ------------------
      Initial Purchase Payment $50,000 .      $  47,750*     $50,000         $2,500
      1st Benefit Year anniversary.........   $  54,000      $54,000         $2,700
      2nd Benefit Year anniversary.........   $  51,000      $51,300         $2,700
      3rd Benefit Year anniversary.........   $  57,000      $57,000         $2,850
      4th Benefit Year anniversary.........   $  64,000      $64,000         $3,200

*The beginning Contract Value is the initial Purchase Payment less the 4.5% sales charge.

The initial Maximum Annual Withdrawal amount is equal to 5% of the Guaranteed Amount. Since withdrawals occurred each year (even withdrawals within the Maximum Annual Withdrawal amount), the 5% Enhancement of the Guaranteed Amount was not available. However, each year the Automatic Annual Step-up occurred (1st, 3rd and 4th anniversaries), the Maximum Annual Withdrawal amount was recalculated to 5% of the current Guaranteed Amount.

Withdrawals from Individual Retirement Annuity contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in systematic installments of the amount needed to satisfy the RMD rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:

     1.Lincoln's automatic withdrawal service is used to calculate and pay the RMD;

     2.The RMD calculation must be based only on the value in this contract;
   and

     3.No withdrawals other than RMDs are made within that Benefit Year (except as described in next paragraph).

If your RMD withdrawals during a Benefit Year are less than the Maximum Annual Withdrawal amount, an additional amount up to the Maximum Annual Withdrawal amount may be withdrawn. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Maximum Annual Withdrawal amount, including amounts attributed to RMDs, will be treated as Excess Withdrawals (see below).

Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of Contract Value that exceed Purchase Payments are taxed as ordinary income. See Federal Tax Matters.

Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Maximum Annual Withdrawal amount. When Excess Withdrawals occur:

   1.The Guaranteed Amount is reduced by the same proportion that the Excess Withdrawal reduces the Contract Value. This means that the reduction in the Guaranteed Amount could be more than a dollar-for-dollar reduction.

   2.The Maximum Annual Withdrawal amount will be immediately recalculated to 5% of the new (reduced) Guaranteed Amount (after the pro rata reduction for the Excess Withdrawal); and

     3.The 200% Step-up will never occur.

The following example demonstrates the impact of an Excess Withdrawal on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $12,000 withdrawal caused a $15,182 reduction in the Guaranteed Amount.

Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $85,000
Maximum Annual Withdrawal amount = $5,000 (5% of the initial Guaranteed Amount of $100,000)

After a $12,000 Withdrawal ($5,000 is within the Maximum Annual Withdrawal amount, $7,000 is the Excess Withdrawal):

The Contract Value and Guaranteed Amount are reduced dollar for dollar for the Maximum Annual Withdrawal amount of $5,000:

Contract Value = $55,000
Guaranteed Amount = $80,000

The Contract Value is reduced by the $7,000 Excess Withdrawal and the Guaranteed Amount is reduced by 12.73%, the same proportion that the Excess Withdrawal reduced the $55,000 Contract Value ($7,000 / $55,000)

Contract Value = $48,000

Guaranteed Amount = $69,818 ($80,000 X 12.73% = $10,182; $80,000 - $10,182 =
$69,818)
Maximum Annual Withdrawal amount = $3,491.00 (5% of $69,818)

In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce or deplete your Maximum Annual Withdrawal amount.

Maximum Annual Withdrawal Amount Annuity Payout Option. If you are required to annuitize your Maximum Annual Withdrawal amount because you have reached the maturity date of the contract, the Maximum Annual Withdrawal Amount Annuity Payout Option is available.

The Maximum Annual Withdrawal Amount Annuity Payout Option is a fixed annuitization in which the Contractowner will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life (this option is different from other annuity payment options discussed in your prospectus, including i4LIFE (Reg. TM) Advantage, which are based on your Contract Value). Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount for your life.

If the Contract Value is zero and you have a remaining Maximum Annual Withdrawal amount, you will receive the Maximum Annual Withdrawal Amount Annuity Payment Option.

If you are receiving the Maximum Annual Withdrawal Amount Annuity Payout Option, your Beneficiary may be eligible for a final payment upon your death. To be eligible the Death Benefit option in effect immediately prior to the exercise of the Maximum Annual Withdrawal Amount Annuity Payout Option must not be the Account Value Death Benefit.

The final payment is equal to the sum of all Purchase Payments, decreased by withdrawals in the same proportion as the withdrawals reduce the Contract Value; withdrawals less than or equal to the Maximum Annual Withdrawal amount and payments under the Maximum Annual Withdrawal Annuity Payout Option will reduce the sum of the Purchase Payments dollar for dollar.

Death Prior to the Annuity Commencement Date. Lincoln Lifetime IncomeSM Advantage has no provision for a payout of the Guaranteed Amount or any other Death Benefit upon death of the Contractowners or Annuitant. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described in the Death Benefit section of this prospectus) will be in effect. Election of Lincoln Lifetime IncomeSM Advantage does not impact the Death Benefit options available for purchase with your annuity contract except as described below in Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the Contractowner/Annuitant, Lincoln Lifetime IncomeSM Advantage will end and no further Maximum Annual Withdrawal amounts are available (even if there was a Guaranteed Amount in effect at the time of the death). If the Beneficiary elects to continue the contract after the death of the Contractowner/Annuitant (through a separate provision of the contract), the Beneficiary may purchase a new Lincoln Lifetime IncomeSM Advantage rider if available under the terms and charge in effect at the time of the new purchase. There is no carryover of the Guaranteed Amount.

Termination. After the seventh anniversary of the effective date of the rider, the Contractowner may terminate the rider by notifying us in writing. Lincoln Lifetime IncomeSM Advantage will automatically terminate:
 o on the Annuity Commencement Date (except payments under the Maximum Annual Withdrawal Amount Annuity Payment Option will continue if applicable);
 o if the Contractowner or Annuitant is changed including any sale or assignment of the contract or any pledge of the contract as collateral;
 o on the date the Contractowner is changed pursuant to an enforceable divorce agreement or decree;
 o upon the death of the Contractowner/Annuitant;
 o when the Maximum Annual Withdrawal amount is reduced to zero; or
 o upon termination of the underlying annuity contract.

The termination will not result in any increase in Contract Value equal to the Guaranteed Amount. Upon effective termination of this rider, the benefits and charges within this rider will terminate.

If you terminate the rider, you must wait one year before you can elect any Living Benefit Rider or any other living benefits we may offer in the future.

i4LIFE (Reg. TM) Advantage Option. i4LIFE (Reg. TM) Advantage is an Annuity Payout option, available for purchase at an additional charge, that provides periodic Regular Income Payments for life, the ability to make withdrawals during a defined period of time (the Access Period) and a Death Benefit during the Access Period. This rider is available after the contract's effective date. A minimum payout floor, called the Guaranteed Income Benefit, is also available for purchase at the time you elect i4LIFE (Reg. TM) Advantage. Depending on a person's age and the selected length of the Access Period, i4LIFE (Reg. TM) Advantage may provide a higher payout than the Maximum Annual Withdrawal amounts under Lincoln Lifetime IncomeSM Advantage. You cannot have both i4LIFE (Reg. TM) Advantage and Lincoln Lifetime IncomeSM Advantage in effect on your contract at the same time.

Contractowners with an active Lincoln Lifetime IncomeSM Advantage may decide to drop Lincoln Lifetime IncomeSM Advantage and purchase i4LIFE (Reg. TM) Advantage since i4LIFE (Reg. TM) Advantage provides a different income stream. If this decision is made, the Contractowner can use any remaining Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit under the i4LIFE (Reg. TM) Advantage. Owners of the Lincoln Lifetime IncomeSM Advantage rider are guaranteed the ability to purchase i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit in the future even if it is no longer generally available for purchase. Owners of Lincoln Lifetime IncomeSM Advantage are also guaranteed that the annuity factors that are used to calculate the initial Guaranteed Income Benefit under i4LIFE (Reg. TM) Advantage will be the annuity factors in effect as of the day they purchased Lincoln Lifetime IncomeSM Advantage. In addition, owners of Lincoln Lifetime IncomeSM Advantage may in the future purchase the Guaranteed Income Benefit at or below the guaranteed maximum charge that is in effect on the date that they purchase Lincoln Lifetime IncomeSM Advantage.

i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit for Lincoln Lifetime IncomeSM Advantage purchasers must be elected before the Annuity Commencement Date and by age 90 for nonqualified contracts or age 85 for qualified contracts. See i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit sections of this prospectus. The charges for these benefits will be the current charge for new purchasers in effect for the i4LIFE (Reg. TM) Advantage and the current Guaranteed Income Benefit charge in effect for prior purchasers of Lincoln

Lifetime IncomeSM Advantage at the time of election of these benefits. If you use your Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit, you must keep i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit in effect for at least 3 years.

Below is an example of how the Guaranteed Amount from Lincoln Lifetime IncomeSM Advantage is used to establish the Guaranteed Income Benefit with i4LIFE (Reg.
TM) Advantage.

Prior to i4LIFE (Reg. TM) Advantage election:

Contract Value = $100,000

Guaranteed Amount = $150,000

After i4LIFE (Reg. TM)Advantage election:

Regular Income Payment = $6,700 per year = Contract Value divided by the i4LIFE (Reg. TM) Advantage annuity factor

Guaranteed Income Benefit = $7,537.50 per year = Guaranteed Amount divided by Guaranteed Income Benefit Table factor applicable to owners of the Lincoln Lifetime IncomeSM Advantage rider.

Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. The Death Benefit calculation for certain Death Benefit options in effect prior to the Annuity Commencement Date may change for Contractowners with an active Lincoln Lifetime IncomeSM Advantage. Certain Death Benefit options provide that all withdrawals reduce the Death Benefit in the same proportion that the withdrawals reduce the Contract Value. If you elect Lincoln Lifetime IncomeSM Advantage, withdrawals less than or equal to the Maximum Annual Withdrawal amount will reduce the sum of all Purchase Payments option of the Death Benefit on a dollar for dollar basis. This applies to the Guarantee of Principal Death Benefit, and only the sum of all Purchase Payments alternative of the Enhanced Guaranteed Minimum Death Benefit, whichever is in effect. See The Contracts - Death Benefits. Any Excess Withdrawals will reduce the sum of all Purchase Payments in the same proportion that the withdrawals reduced the Contract Value under any Death Benefit option in which proportionate withdrawals are in effect. This change has no impact on Death Benefit options in which all withdrawals reduce the Death Benefit calculation on a dollar for dollar basis. The terms of your contract will describe which method is in effect for your contract.

The following example demonstrates how a withdrawal will reduce the Death Benefit if both the Enhanced Guaranteed Minimum Death Benefit (EGMDB) and Lincoln Lifetime IncomeSM Advantage are in effect when the Contractowner dies. Note that this calculation applies only to the sum of all Purchase Payments calculation and not for purposes of reducing the highest anniversary Contract Value under the EGMDB:

Contract Value before withdrawal $80,000

Maximum Annual Withdrawal Amount $ 5,000

Enhanced Guaranteed Minimum Death Benefit (EGMDB) values before withdrawal is the greatest of a), b), or c) described in detail in the EGMDB section of this prospectus:

     a)Contract Value $80,000

     b)Sum of Purchase Payments $100,000

     c)Highest anniversary Contract Value $150,000

Withdrawal of $9,000 will impact the Death Benefit calculations as follows:

     a)$80,000 - $9,000 = $71,000 (Reduction $9,000)

     b)$100,000 - $5,000 = $95,000 (dollar for dollar reduction of Maximum Annual Withdrawal amount)
   $95,000 - $5,067 = $89,933 [$95,000 times ($4,000/$75,000) = $5,067] Pro rata reduction of Excess Withdrawal. Total reduction = $10,067.

   c)$150,000 - $16,875 = $133,125 [$150,000 times $9,000/$80,000 = $16,875]
   The entire $9,000 withdrawal reduces the Death Benefit option pro rata. Total reduction = $16,875.

Item c) provides the largest Death Benefit of $133,125.


Lincoln SmartSecurity (Reg. TM) Advantage

The Lincoln SmartSecurity (Reg. TM) Advantage rider is no longer available for purchase. This benefit provides a minimum guaranteed amount (Guaranteed Amount) that you will be able to withdraw, in installments, from your contract. The Guaranteed Amount is equal to the initial Gross Purchase Payment (or Contract Value if elected after contract issue) adjusted for subsequent Gross Purchase Payments, step-ups and withdrawals in accordance with the provisions set forth below. There are two options that step-up the Guaranteed Amount to a higher level (the Contract Value at the time of the step-up):

     Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up or

     Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up, the Contractowner has the option to step-up the Guaranteed Amount after five years. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the Contract Value, if higher, on each Benefit Year anniversary through the 10th anniversary. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, the Contractowner can also initiate additional 10-year periods of automatic step-ups.

You may access this Guaranteed Amount through periodic withdrawals which are based on a percentage of the Guaranteed Amount. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up single life or joint life options, you also have the option to receive periodic withdrawals for your lifetime or for the lifetimes of you and your spouse. These options are discussed below in detail.

By purchasing this rider, you will be limited in how much you can invest in certain Subaccounts. See The Contracts - Investment Requirements.

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. If the Contractowner elects to step-up the Guaranteed Amount (this does not include automatic annual step-ups within a 10-year period), the Benefit Year will begin on the effective date of the step-up and each anniversary of the effective date of the step-up after that. The step-up will be effective on the next Valuation Date after notice of the step-up is approved by us.

Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a Death Benefit. The initial Guaranteed Amount varies based on when and how you elect the benefit. If you elect the benefit at the time you purchase the contract, the Guaranteed Amount will equal your initial Gross Purchase Payment. If you elect the benefit after we issue the contract, the Guaranteed Amount will equal the Contract Value on the effective date of the rider. The maximum Guaranteed Amount is $5,000,000 under Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option and $10,000,000 for Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option. This maximum takes into consideration the combined guaranteed amounts under the Living Benefit Riders of all Lincoln New York contracts (or contracts issued by our affiliates) owned by you (or on which you or your spouse, if joint owner, are the Annuitant).

Additional Gross Purchase Payments automatically increase the Guaranteed Amount by the amount of the Gross Purchase Payment (not to exceed the maximum); for example, a $10,000 additional Gross Purchase Payment will increase the Guaranteed Amount by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Servicing Office approval. Additional Gross Purchase Payments will not be allowed if the Contract Value is zero.

Each withdrawal reduces the Guaranteed Amount as discussed below.

Since the charge for the rider is based on the Guaranteed Amount, the cost of the rider increases when additional Gross Purchase Payments and step-ups are made, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount.

Step-ups of the Guaranteed Amount. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the Contract Value on each Benefit Year anniversary up to and including the 10th Benefit Year if:

     a.the Contractowner or joint owner is still living; and

   b.the Contract Value as of the Valuation Date, after the deduction of any withdrawals (including other deductions), the rider charge and account fee plus any Purchase Payments made on that date is greater than the Guaranteed Amount immediately preceding the Valuation Date.

After the 10th Benefit Year anniversary, you may initiate another 10-year period of automatic step-ups by electing (in writing) to step-up the Guaranteed Amount to the greater of the Contract Value or the current Guaranteed Amount if:

     a.each Contractowner and Annuitant is under age 81; and

     b.the Contractowner or joint owner is still living.

If you choose, we will administer this election for you automatically, so that a new 10-year period of step-ups will begin at the end of each prior 10-year step-up period.

Following is an example of how the step-ups work in the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, (assuming no withdrawals or additional Purchase Payments):


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


                                                                   Contract   Guaranteed
                                                                     Value      Amount
                                                                  ---------- -----------
      Initial Purchase Payment $50,000 (less 4.5% sales charge) .  $47,750     $50,000
      1st Benefit Year anniversary...............................  $54,000     $54,000
      2nd Benefit Year anniversary...............................  $53,900     $54,000
      3rd Benefit Year anniversary...............................  $57,000     $57,000

Annual step-ups, if the conditions are met, will continue until (and including) the 10th Benefit Year anniversary. If you had elected to have the next 10-year period of step-ups begin automatically after the prior 10-year period, annual step-ups, if conditions are met, will continue beginning on the 11th Benefit Year anniversary.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, after the fifth anniversary of the rider, you may elect (in writing) to step-up the Guaranteed Amount to an amount equal to the Contract Value on the effective date of the step-up. Additional step-ups are permitted, but you must wait at least 5 years between each step-up.

Under both the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up and the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up options, Contractowner elected step-ups (other than automatic step-ups) will be effective on the next Valuation Date after we receive your request and a new Benefit Year will begin. Gross Purchase Payments and withdrawals made after a step-up adjust the Guaranteed Amount. In the future, we may limit your right to step-up the Guaranteed Amount to your Benefit Year anniversary dates. All step-ups are subject to the maximum Guaranteed Amount.

A Contractowner elected step-up (including Contractowner step-ups that we administer for you to begin a new 10-year step-up period) may cause a change in the percentage charge for this benefit. There is no change in the percentage charge when automatic, annual step-ups occur during a 10-year period. See Charges and Other Deductions - Rider Charges - Lincoln SmartSecurity (Reg. TM) Advantage Charge.

Withdrawals. You will have access to your Guaranteed Amount through periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year until the Guaranteed Amount equals zero.

On the effective date of the rider, the Maximum Annual Withdrawal amount is:
 o 7% of the Guaranteed Amount under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option and
 o 5% of the Guaranteed Amount under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option.

If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year. The Maximum Annual Withdrawal amount is increased by 7% or 5% (depending on your option) of any additional Gross Purchase Payments. For example, if the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option with a Maximum Annual Withdrawal amount of $2,500 (5% of $50,000 Guaranteed Amount) is in effect and an additional Gross Purchase Payment of $10,000 is made the new Maximum Annual Withdrawal amount is $3,000 ($2,500 + 5% of $10,000). Step-ups of the Guaranteed Amount (both automatic step-ups and step-ups elected by you) will step-up the Maximum Annual Withdrawal amount to the greater of:

     a.the Maximum Annual Withdrawal amount immediately prior to the step-up;
or

     b.7% or 5% (depending on your option) of the new (stepped-up) Guaranteed Amount.

If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) are within the Maximum Annual Withdrawal amount, then:

     1.the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and

     2.the Maximum Annual Withdrawal amount will remain the same.

Withdrawals within the Maximum Annual Withdrawal amount are not subject to the Interest Adjustment on the amount withdrawn from the fixed account, if applicable. See The Contracts - Fixed Side of the Contract. If the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option is in effect, withdrawals from IRA contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in the form of systematic installments, as calculated by Lincoln, of the amount needed to satisfy the required minimum distribution rules under Internal Revenue Code Section 401(a)(9) for this Contract Value. Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of Contract Value that exceed Purchase Payments are taxed as ordinary income. See Federal Tax Matters.

When cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) exceed the Maximum Annual Withdrawal amount:


     1.The Guaranteed Amount is reduced to the lesser of:
  o the Contract Value immediately following the withdrawal, or

  o the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal.

     2.The Maximum Annual Withdrawal amount will be the least of:
  o the Maximum Annual Withdrawal amount immediately prior to the withdrawal;
    or
  o the greater of:
   o 7% or 5% (depending on your option) of the reduced Guaranteed Amount immediately following the withdrawal (as specified above when withdrawals exceed the Maximum Annual Withdrawal amount); or
   o 7% or 5% (depending on your option) of the Contract Value immediately following the withdrawal; or
  o the new Guaranteed Amount.

The following example of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option demonstrates the impact of a withdrawal in excess of the Maximum Annual Withdrawal amount on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $7,000 withdrawal caused a $32,000 reduction in the Guaranteed Amount.

Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $85,000
Maximum Annual Withdrawal = $5,000 (5% of the initial Guaranteed Amount of $100,000)

After a $7,000 Withdrawal:
Contract Value = $53,000
Guaranteed Amount = $53,000
Maximum Annual Withdrawal = $2,650

The Guaranteed Amount was reduced to the lesser of the Contract Value immediately following the withdrawal ($53,000) or the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal ($85,000
- $7,000 = $78,000).

The Maximum Annual Withdrawal amount was reduced to the least of:

     1) Maximum Annual Withdrawal amount prior to the withdrawal ($5,000); or
     2) The greater of 5% of the new Guaranteed Amount ($2,650) or 5% of the Contract Value following the withdrawal ($2,650); or
     3) The new Guaranteed Amount ($53,000).

The least of these three items is $2,650.

In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce your Maximum Annual Withdrawal amount.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option for IRA contracts, the annual amount available for withdrawal within the Maximum Annual Withdrawal amount may not be sufficient to satisfy your required minimum distributions under the Internal Revenue Code. This is particularly true for individuals over age 84. Therefore, you may have to make withdrawals that exceed the Maximum Annual Withdrawal amount. Withdrawals over the Maximum Annual Withdrawal amount may quickly and substantially decrease your Guaranteed Amount and Maximum Annual Withdrawal amount, especially in a declining market. You should consult your tax advisor to determine if there are ways to limit the risks associated with those withdrawals. Such methods may involve the timing of withdrawals or foregoing step-ups of the Guaranteed Amount.

Withdrawals in excess of the Maximum Annual Withdrawal amount will be subject to an Interest Adjustment on the amount withdrawn from the fixed account. Refer to the Statement of Additional Information for an example of the Interest Adjustment calculation.

Lifetime Withdrawals. (Available only with the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up single or joint life options and not the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option or the prior version of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option). Payment of the Maximum Annual Withdrawal amount will be guaranteed for your (Contractowner) lifetime (single life option) or for the lifetimes of you (Contractowner) and your spouse (joint life option), as long as:

     1)No withdrawals are made before you (and your spouse if a joint life) are age 65; and

     2)An Excess Withdrawal (described above) has not reduced the Maximum Annual Withdrawal amount to zero.

If the lifetime withdrawal is not in effect, the Maximum Annual Withdrawal amount will last only until the Guaranteed Amount equals zero.

If any withdrawal is made prior to the time you (or both spouses) are age 65, the Maximum Annual Withdrawal amount will not last for the lifetime(s), except in the two situations described below:

   1)If a step-up of the Guaranteed Amount after age 65 causes the Maximum Annual Withdrawal amount to equal or increase from the immediately prior Maximum Annual Withdrawal amount. This typically occurs if the Contract Value equals or exceeds the highest, prior Guaranteed Amount. If this happens, the new Maximum Annual Withdrawal amount will automatically be available for the specified lifetime(s); or

   2)The Contractowner makes a one-time election to reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount. This reset will occur on the first Valuation Date following the Benefit Year anniversary and will be based on the Guaranteed Amount as of that Valuation Date. This will reduce your Maximum Annual Withdrawal amount. A Contractowner would only choose this if the above situation did not occur. To reset the Maximum Annual Withdrawal amount, the following must occur:

     a.the Contractowner (and spouse if applicable) is age 65;

    b.the contract is currently within a 10-year automatic step-up period described above (or else a Contractowner submits a step-up request to start a new 10-year automatic step-up period) (the Contractowner must be eligible to elect a step-up; i.e., all Contractowners and the Annuitant must be alive and under age 81); and

     c.you have submitted this request to us in writing at least 30 days prior to the end of the Benefit Year.

As an example of these two situations, if you purchased the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up single life with $100,000, your initial Guaranteed Amount is $100,000 and your initial Maximum Annual Withdrawal amount is $5,000. If you make a $5,000 withdrawal at age 62, your Guaranteed Amount will decrease to $95,000. Since you did not satisfy the age 65 requirement, you do not have a lifetime Maximum Annual Withdrawal amount. If a step-up of the Guaranteed Amount after age 65 (either automatic or owner-elected) causes the Guaranteed Amount to equal or exceed $100,000, then the Maximum Annual Withdrawal amount of $5,000 (or greater) will become a lifetime payout. This is the first situation described above. However, if the Guaranteed Amount has not been reset to equal or exceed the highest prior Guaranteed Amount, then you can choose the second situation described above if you are age 65 and the contract is within a 10-year automatic step-up period. This will reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount; 5% of $95,000 is $4,750. This is your new Maximum Annual Withdrawal amount which can be paid for your lifetime unless Excess Withdrawals are made.

The tax consequences of withdrawals and annuity payments are discussed in Federal Tax Matters.

All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your Contract Value. If the contract is surrendered, the Contractowner will receive the Contract Value (less any applicable charges, fees, and taxes) and not the Guaranteed Amount.

If your Contract Value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue for the life of you (and your spouse if applicable) if the lifetime withdrawals are in effect. If not, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount equals zero. You may not withdraw the remaining Guaranteed Amount in a lump sum.

Guaranteed Amount Annuity Payout Option. If you desire to annuitize your Guaranteed Amount, the Guaranteed Amount Annuity Payout Option is available.

The Guaranteed Amount Annuity Payment Option is a fixed annuitization in which the Contractowner (and spouse if applicable) will receive the Guaranteed Amount in annual annuity payments equal to the current 7% or 5% (depending on your option) Maximum Annual Withdrawal amount, including the lifetime Maximum Annual Withdrawals if in effect (this option is different from other annuity payment options discussed in this prospectus, including i4LIFE (Reg. TM) Advantage, which are based on your Contract Value). Payment frequencies other than annual may be available. Payments will continue until the Guaranteed Amount equals zero and may continue until death if the lifetime Maximum Annual Withdrawal is in effect. This may result in a partial, final payment. You would consider this option only if your Contract Value is less than the Guaranteed Amount (and you don't believe the Contract Value will ever exceed the Guaranteed Amount) and you do not wish to keep your annuity contract in force other than to pay out the Guaranteed Amount. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount until the Guaranteed Amount equals zero.

If the Contract Value is zero and you have a remaining Guaranteed Amount, you may not withdraw the remaining Guaranteed Amount in a lump sum, but must elect the Guaranteed Amount Annuity Payment Option.

Death Prior to the Annuity Commencement Date. There is no provision for a lump sum payout of the Guaranteed Amount upon death of the Contractowners or Annuitant. At the time of death, if the Contract Value equals zero, no Death Benefit will be paid other than any applicable Maximum Annual Withdrawal amounts. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the single life under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up - single life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will end. If the contract is continued as discussed below, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero. In the alternative, the surviving spouse can choose to become the new single life, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the Contract Value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10-year period of automatic step-ups. At this time, the charge for the rider will become the current charge in effect for the single life option. The surviving spouse will need to be 65 before taking withdrawals to qualify for a lifetime payout. In deciding whether to make this change, the surviving spouse should consider: 1) the change a reset would cause to the Guaranteed Amount and the Maximum Annual Withdrawal amount;
2) whether it is important to have Maximum Annual Withdrawal amounts for life versus the remainder of the prior Guaranteed Amount; and 3) the cost of the single life option.

Upon the first death under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up - joint life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will continue for the life of the surviving spouse. Upon the death of the surviving spouse, the lifetime payout of the Maximum Annual Withdrawal amount will end. However, if the spouse's Beneficiary elects to take the annuity Death Benefit in installments over life expectancy, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero (see below for a non-spouse Beneficiary). As an alternative, after the first death, the surviving spouse may choose to change from the joint life option to the single life option, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the Contract Value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10-year period of automatic step-ups. At this time, the charge for the rider will become the current charge in effect for the single life option. In deciding whether to make this change, the surviving spouse should consider: 1) if the reset will cause the Guaranteed Amount and the Maximum Annual Withdrawal amount to decrease and 2) if the cost of the single life option is less than the cost of the joint life option.

If the surviving spouse of the deceased Contractowner continues the contract, the remaining automatic step-ups under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, will apply to the spouse as the new Contractowner. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, the new Contractowner is eligible to elect to step-up the Guaranteed Amount prior to the next available step-up date; however, all other conditions for the step-up apply and any subsequent step-up by the new Contractowner must meet all conditions for a step-up.

If a non-spouse Beneficiary elects to receive the Death Benefit in installments over life expectancy (thereby keeping the contract in force), the Beneficiary may continue the Lincoln SmartSecurity (Reg. TM) Advantage if desired. Automatic step-ups under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option will not continue and elective step-ups of the Guaranteed Amount under both options will not be permitted. In the event the Contract Value declines below the Guaranteed Amount (as adjusted for withdrawals of Death Benefit payments), the Beneficiary is assured of receiving payments equal to the Guaranteed Amount (as adjusted). Deductions for the rider charge will continue on a quarterly basis and will be charged against the remaining Guaranteed Amount. Note: there are instances where the required installments of the Death Benefit, in order to be in compliance with the Internal Revenue Code as noted above, may exceed the Maximum Annual Withdrawal amount, thereby reducing the benefit of this rider. If there are multiple Beneficiaries, each Beneficiary will be entitled to continue a share of the Lincoln SmartSecurity (Reg. TM) Advantage equal to his or her share of the Death Benefit.

Impact of Divorce on Joint Life Option. In the event of a divorce, the Contractowner may change from a joint life option to a single life option (if available) (if the Contractowner is under age 81) at the current rider charge of the single life option. At the time of the change, the Guaranteed Amount will be reset to the current Contract Value and the Maximum Annual Withdrawal amount will equal 5% of this new Guaranteed Amount.

After a divorce, the Contractowner may keep the joint life option to have the opportunity to receive lifetime payouts for the lives of the Contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the rider up to and including the date the new spouse is added to the rider.

Termination. After the later of the fifth anniversary of the effective date of the rider or the fifth anniversary of the most recent Contractowner-elected step-up, including any step-up we administered for you, of the Guaranteed Amount, the Contractowner may terminate the rider by notifying us in writing. After this time, the rider will also terminate if the Contractowner fails to adhere to the Investment Requirements. Lincoln SmartSecurity (Reg. TM) Advantage will automatically terminate:
 o on the Annuity Commencement Date (except payments under the Guaranteed Amount Annuity Payment Option will continue if applicable);
 o upon the election of i4LIFE (Reg. TM) Advantage;
 o if the Contractowner or Annuitant is changed (except if the surviving spouse assumes ownership of the contract upon death of the Contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
 o upon the last payment of the Guaranteed Amount unless the lifetime Maximum Annual Withdrawal is in effect;
 o when a withdrawal in excess of the Maximum Annual Withdrawal amount reduces the Guaranteed Amount to zero; or
 o upon termination of the underlying annuity contract.

The termination will not result in any increase in Contract Value equal to the Guaranteed Amount. Upon effective termination of this rider, the benefits and charges within this rider will terminate.

If you terminate the rider, you must wait one year before you can purchase any other Living Benefit Rider we offer in the future.

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

i4LIFE (Reg. TM) Advantage Option. Contractowners with an active Lincoln SmartSecurity (Reg. TM) Advantage rider who decide to terminate their rider and purchase i4LIFE (Reg. TM) Advantage can use any remaining Guaranteed Amount to establish the Guaranteed Income Benefit under the i4LIFE (Reg. TM) Advantage terms and charge in effect at the time of the i4LIFE (Reg. TM) Advantage election (i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) is not available). Contractowners may consider this if i4LIFE (Reg. TM) Advantage will provide a higher payout amount, among other reasons. There are many factors to consider when making this decision, including the cost of the riders, the payout amounts and applicable guarantees. You should discuss this decision with your registered representative. See The Contracts - Living Benefit Riders - i4LIFE (Reg. TM) Advantage.


i4LIFE (Reg. TM) Advantage

i4LIFE (Reg. TM) Advantage (the Variable Annuity Payout Option rider in your contract) is an optional Annuity Payout rider you may purchase at an additional cost and is separate and distinct from other Annuity Payout options offered under your contract and described later in this prospectus. You may also purchase the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed
Risk) for an additional charge. i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) is the only version of the Guaranteed Income Benefit that is currently available unless you are guaranteed the right to elect a prior version under the terms of your Living Benefit Rider. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Charge.

i4LIFE (Reg. TM) Advantage is an Annuity Payout option that provides you with variable, periodic Regular Income Payments for life subject to certain conditions. These payouts are made during two time periods: an Access Period and a Lifetime Income Period. During the Access Period, you have access to your Account Value, which means you may surrender the contract, make withdrawals, and have a Death Benefit. During the Lifetime Income Period, you no longer have access to your Account Value. You choose the length of the Access Period when you select i4LIFE (Reg. TM) Advantage; the Lifetime Income Period begins immediately after the Access Period ends and continues until your death (or the death of a Secondary Life, if later). i4LIFE (Reg. TM) Advantage is different from other Annuity Payout options provided by Lincoln because with i4LIFE (Reg.
TM) Advantage, you have the ability to make additional withdrawals or surrender the contract during the Access Period. You may also purchase the Guaranteed Income Benefit which provides a minimum payout floor for your Regular Income Payments. You choose when you want to receive your first Regular Income Payment and the frequency with which you will receive Regular Income Payments. The initial Regular Income Payment is calculated from the Account Value on a date no more than 14 days prior to the date you select to begin receiving the Regular Income Payments. This calculation date is called the Periodic Income Commencement Date, and is the same date the Access Period begins. Regular Income Payments must begin within one year of the date you elect i4LIFE (Reg.
TM) Advantage. Once they begin, Regular Income Payments will continue until the death of the Annuitant or Secondary Life, if applicable. This option is available on non-qualified annuities, IRAs and Roth IRAs (check with your registered representative regarding availability with SEP market). This option is subject to a charge while the i4LIFE (Reg. TM) Advantage is in effect computed daily on the Account Value. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Charge.

i4LIFE (Reg. TM) Advantage is available for contracts with a Contract Value of at least $50,000 and may be elected after the effective date of the contract and before any other Annuity Payout option under this contract is elected by sending a completed i4LIFE (Reg. TM) Advantage election form to our Servicing Office. When you elect i4LIFE (Reg. TM) Advantage, you must choose the Annuitant, Secondary Life, if applicable, and make several choices about your Regular Income Payments. The Annuitant and Secondary Life may not be changed after i4LIFE (Reg. TM) Advantage is elected. For qualified contracts, the Secondary Life must be the spouse. See i4LIFE (Reg. TM) Advantage Death Benefits regarding the impact of a change to the Annuitant prior to the i4LIFE (Reg. TM) Advantage election.

i4LIFE (Reg. TM) Advantage for IRA contracts is only available if the Annuitant and Secondary Life, if applicable, are age 591/2 or older at the time the option is elected. i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit must be elected by age 80 on IRA contracts or age 95 on non-qualified contracts. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. Additional Purchase Payments may be made during the Access Period for an IRA annuity contract, unless a Guaranteed Income Benefit has been elected. If the Guaranteed Income Benefit option has been elected on an IRA contract, additional Purchase Payments may be made until the initial Guaranteed Income Benefit is calculated. Additional Purchase Payments will not be accepted after the Periodic Income Commencement Date for a non-qualified annuity contract.

If i4LIFE (Reg. TM) Advantage is selected, the applicable transfer provisions among Subaccounts and the fixed account will continue to be those specified in your annuity contract for transfers on or before the Annuity Commencement Date. However, once i4LIFE (Reg. TM) Advantage begins, any automatic withdrawal service will terminate. See The Contracts - Transfers on or Before the Annuity Commencement Date.

When you elect i4LIFE (Reg. TM) Advantage, the Death Benefit option that you previously elected will become the Death Benefit election under i4LIFE (Reg.
TM) Advantage, unless you elect a less expensive Death Benefit option. Existing Contractowners with the Account Value Death Benefit who elect i4LIFE (Reg. TM) Advantage must choose the i4LIFE (Reg. TM) Advantage Account Value Death Benefit. The amount paid under the new Death Benefit may be less than the amount that would have been paid under the Death Benefit provided before i4LIFE (Reg. TM) Advantage began . See The Contracts - i4LIFE (Reg. TM) Advantage Death Benefits.

Access Period. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period, which begins on the Periodic Income Commencement Date. The Access Period is a defined period of time during which we pay variable, periodic Regular Income Payments and provide a Death Benefit, and during which you may surrender the contract and make withdrawals from your Account Value (defined below). At the end of the Access Period, the remaining Account Value is used to make Regular Income Payments for the rest of your life (or the Secondary Life if applicable). This is called the Lifetime Income Period. During the Lifetime Income Period, you will no longer be able to make withdrawals or surrenders or receive a Death Benefit. If your Account Value is reduced to zero because of withdrawals or market loss, your Access Period ends.

We will establish the minimum (currently 5 years) and maximum (currently the length of time between your current age and age 115 for non-qualified contracts or to age 100 for qualified contracts) Access Periods at the time you elect i4LIFE (Reg. TM) Advantage. Generally, shorter Access Periods will produce a higher initial Regular Income Payment than longer Access Periods. At any time during the Access Period, and subject to the rules in effect at that time, you may extend or shorten the Access Period by sending us notice. Additional restrictions may apply if you are under age 591/2 when you request a change to the Access Period. Currently, if you extend the Access Period, it must be extended at least 5 years. If you change the Access Period, subsequent Regular Income Payments will be adjusted accordingly, and the Account Value remaining at the end of the new Access Period will be applied to continue Regular Income Payments for your life. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. We may reduce or terminate the Access Period for IRA i4LIFE (Reg. TM) Advantage contracts in order to keep the Regular Income Payments in compliance with IRC provisions for required minimum distributions. The minimum Access Period requirements for Guaranteed Income Benefits are longer than the requirements for i4LIFE (Reg. TM) Advantage without a Guaranteed Income Benefit. Shortening the Access Period will terminate the Guaranteed Income Benefit. See Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage.

Account Value. The initial Account Value is the Contract Value on the Valuation Date i4LIFE (Reg. TM) Advantage is effective, less any applicable premium taxes. During the Access Period, the Account Value on a Valuation Date will equal the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, and will be reduced by Regular Income Payments and Guaranteed Income Benefit payments made as well as any withdrawals taken. After the Access Period ends, the remaining Account Value will be applied to continue Regular Income Payments for your life and the Account Value will be reduced to zero.

Regular Income Payments during the Access Period. i4LIFE (Reg. TM) Advantage provides for variable, periodic Regular Income Payments for as long as an Annuitant (or Secondary Life, if applicable) is living and access to your Account Value during the Access Period. When you elect i4LIFE (Reg. TM) Advantage, you will have to choose the date you will receive the initial Regular Income Payment. Once they begin, Regular Income Payments will continue until the death of the Annuitant or Secondary Life, if applicable. Regular Income Payments must begin within one year of the date you elect i4LIFE (Reg.
TM) Advantage. You also select when the Access Period ends and when the Lifetime Income Period begins. You must also select the frequency of the payments (monthly, quarterly, semi-annually or annually), how often the payment is recalculated, the length of the Access Period and the assumed investment return. These choices will influence the amount of your Regular Income Payments.

If you do not choose a payment frequency, the default is a monthly frequency. You may also elect to have Regular Income Payments from non-qualified contracts recalculated only once each year rather than recalculated at the time of each payment. This results in level Regular Income Payments between recalculation dates. Qualified contracts are only recalculated once per year, at the beginning of each calendar year. You also choose the assumed investment return. Return rates of 3%, 4%, or 5% may be available. The higher the assumed investment return you choose, the higher your initial Regular Income Payment will be and the higher the return must be to increase subsequent Regular Income Payments. You also choose the length of the Access Period. At this time, changes can only be made on Periodic Income Commencement Date anniversaries.

Regular Income Payments are not subject to any applicable Interest Adjustments. See Charges and Other Deductions. For information regarding income tax consequences of Regular Income Payments, see Federal Tax Matters.

The amount of the initial Regular Income Payment is determined on the Periodic Income Commencement Date by dividing the Contract Value, less applicable premium taxes by 1000 and multiplying the result by an annuity factor. The annuity factor is based upon:
  o the age and sex of the Annuitant and Secondary Life, if applicable;
  o the length of the Access Period selected;
  o the frequency of the Regular Income Payments;
  o the assumed investment return you selected; and
  o the Individual Annuity Mortality table specified in your contract.

The annuity factor used to determine the Regular Income Payments reflects the fact that, during the Access Period, you have the ability to withdraw the entire Account Value and that a Death Benefit of the entire Account Value will be paid to your Beneficiary upon your death. These benefits during the Access Period result in a slightly lower Regular Income Payment, during both the Access Period and the Lifetime Income Period, than would be payable if this access was not permitted and no lump-sum Death Benefit of the full Account Value was payable. (The Contractowner must elect an Access Period of no less than the minimum Access Period which is currently set at 5 years.) The annuity factor also reflects the requirement that there be sufficient Account Value at the end of the Access Period to continue your Regular Income Payments for the remainder of your life (and/or the Secondary Life if applicable), during the Lifetime Income Period, with no further access or Death Benefit.

The Account Value will vary with the actual net investment return of the Subaccounts selected and the interest credited on the fixed account, which then determines the subsequent Regular Income Payments during the Access Period. Each subsequent Regular

Income Payment (unless the levelized option is selected) is determined by dividing the Account Value on the applicable Valuation Date by 1000 and multiplying this result by an annuity factor revised to reflect the declining length of the Access Period. As a result of this calculation, the actual net returns in the Account Value are measured against the assumed investment return to determine subsequent Regular Income Payments. If the actual net investment return (annualized) for the contract exceeds the assumed investment return, the Regular Income Payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment return for the contract is less than the assumed investment return, the Regular Income Payment will decrease. For example, if net investment return is 3% higher (annualized) than the assumed investment return, the Regular Income Payment for the next year will increase by approximately 3%. Conversely, if actual net investment return is 3% lower than the assumed investment return, the Regular Income Payment will decrease by approximately 3%.

Withdrawals made during the Access Period will also reduce the Account Value that is available for Regular Income Payments, and subsequent Regular Income Payments will be recalculated and could be increased or reduced, based on the Account Value following the withdrawal.

For a joint life option, if either the Annuitant or Secondary Life dies during the Access Period, Regular Income Payments will be recalculated using a revised annuity factor based on the single surviving life, if doing so provides a higher Regular Income Payment.

For nonqualified contracts, if the Annuitant and Secondary Life, if applicable, both die during the Access Period, the Guaranteed Income Benefit (if any) will terminate and the annuity factor will be revised for a non-life contingent Regular Income Payment and Regular Income Payments will continue until the Account Value is fully paid out and the Access Period ends. For qualified contracts, if the Annuitant and Secondary Life, if applicable, both die during the Access Period, i4LIFE (Reg. TM) Advantage (and any Guaranteed Income Benefit if applicable) will terminate.

Regular Income Payments during the Lifetime Income Period. The Lifetime Income Period begins at the end of the Access Period if either the Annuitant or Secondary Life is living. Your earlier elections regarding the frequency of Regular Income Payments, assumed investment return and the frequency of the recalculation do not change. The initial Regular Income Payment during the Lifetime Income Period is determined by dividing the Account Value on the last Valuation Date of the Access Period by 1000 and multiplying the result by an annuity factor revised to reflect that the Access Period has ended. The annuity factor is based upon:
  o the age and sex of the Annuitant and Secondary Life (if living);
  o the frequency of the Regular Income Payments;
  o the assumed investment return you selected; and
  o the Individual Annuity Mortality table specified in your contract.

The impact of the length of the Access Period and any withdrawals made during the Access Period will continue to be reflected in the Regular Income Payments during the Lifetime Income Period. To determine subsequent Regular Income Payments, the contract is credited with a fixed number of Annuity Units equal to the initial Regular Income Payment (during the Lifetime Income Period) divided by the Annuity Unit value (by Subaccount). Subsequent Regular Income Payments are determined by multiplying the number of Annuity Units per Subaccount by the Annuity Unit value. Your Regular Income Payments will vary based on the value of your Annuity Units. If your Regular Income Payments are adjusted on an annual basis, the total of the annual payment is transferred to Lincoln New York's general account to be paid out based on the payment mode you selected. Your payment(s) will not be affected by market performance during that year. Your Regular Income Payment(s) for the following year will be recalculated at the beginning of the following year based on the current value of the Annuity Units.

Regular Income Payments will continue for as long as the Annuitant or Secondary Life, if applicable, is living, and will continue to be adjusted for investment performance of the Subaccounts your Annuity Units are invested in (and the fixed account if applicable). Regular Income Payments vary with investment performance.

During the Lifetime Income Period, there is no longer an Account Value; therefore, no withdrawals are available and no Death Benefit is payable. In addition, transfers are not allowed from a fixed annuity payment to a variable annuity payment.


i4LIFE (Reg. TM) Advantage Death Benefits

i4LIFE (Reg. TM) Advantage Account Value Death Benefit. The i4LIFE (Reg. TM) Advantage Account Value Death Benefit is available during the Access Period. This Death Benefit is equal to the Account Value as of the Valuation Date on which we approve the payment of the death claim. You may not change this Death Benefit once it is elected.

i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit. The i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit is available during the Access Period and will be equal to the greater of:
  o the Account Value as of the Valuation Date we approve the payment of the claim; or
  o the sum of all Purchase Payments, less the sum of Regular Income Payments and other withdrawals where:
   o Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefit, reduce the Death Benefit by the dollar amount of the payment; and

   o all other withdrawals, if any, reduce the Death Benefit in the same proportion that withdrawals reduce the Contract Value or Account Value.

   References to Purchase Payments and withdrawals include Purchase Payments and withdrawals made prior to the election of i4LIFE (Reg. TM) Advantage if your contract was in force with the Guarantee of Principal or greater Death Benefit option prior to that election.

In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the Contract Value or Account Value, may have a magnified effect on the reduction of the Death Benefit payable. All references to withdrawals include deductions for any applicable charges associated with those withdrawals and premium taxes, if any.

The following example demonstrates the impact of a proportionate withdrawal on your Death Benefit:


    i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit...    $200,000
    Total i4LIFE (Reg. TM) Regular Income Payment.....................    $ 25,000
    Additional Withdrawal.............................................    $ 15,000   ($15,000/$150,000=10% withdrawal)
    Account Value at the time of Additional Withdrawal................    $150,000

     Death Benefit Value after i4LIFE (Reg. TM) Regular Income Payment = $200,000 - $25,000 = $175,000
     Death Benefit Value after additional withdrawal = $175,000 - $17,500 = $157,500
     Reduction in Death Benefit Value for Withdrawal = $175,000 X 10% = $17,500

The Regular Income Payments reduce the Death Benefit by $25,000 and the additional withdrawal causes a 10% reduction in the Death Benefit, the same percentage that the withdrawal reduced the Account Value.

During the Access Period, contracts with the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit may elect to change to the i4LIFE (Reg.
TM) Advantage Account Value Death Benefit. We will effect the change in Death Benefit on the Valuation Date we receive a completed election form at our Servicing Office, and we will begin deducting the lower i4LIFE (Reg. TM) Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit.

i4LIFE (Reg. TM) Advantage EGMDB. The i4LIFE (Reg. TM) Advantage EGMDB is only available during the Access Period. This benefit is the greatest of:
  o the Account Value as of the Valuation Date on which we approve the payment of the claim; or
  o the sum of all Purchase Payments, less the sum of Regular Income Payments and other withdrawals where:
   o Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefit, reduce the Death Benefit by the dollar amount of the payment; and
   o all other withdrawals, if any, reduce the Death Benefit in the same proportion that withdrawals reduce the Contract Value or Account Value.

References to Purchase Payments and withdrawals include Purchase Payments and withdrawals made prior to the election of i4LIFE (Reg. TM) Advantage if your contract was in force with the Guarantee of Principal or greater Death Benefit option prior to that election; or
  o the highest Account Value or Contract Value on any contract anniversary date (including the inception date of the contract) after the EGMDB is effective (determined before the allocation of any Purchase Payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the date of death. The highest Account Value or Contract Value is increased by Gross Purchase Payments and is decreased by Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefits and all other withdrawals subsequent to the anniversary date on which the highest Account Value or Contract Value is obtained. Regular Income Payments and withdrawals are deducted in the same proportion that Regular Income Payments and withdrawals reduce the Contract Value or Account Value.

When determining the highest anniversary value, if you elected the EGMDB in the base contract and this Death Benefit was in effect when you purchased i4LIFE (Reg. TM) Advantage, we will look at the Contract Value before i4LIFE (Reg. TM) Advantage and the Account Value after the i4LIFE (Reg. TM) Advantage election to determine the highest anniversary value.

In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the Account Value, may have a magnified effect on the reduction of the Death Benefit payable. All references to withdrawals include deductions for any applicable charges associated with those withdrawals and premium taxes, if any.

Contracts with the i4LIFE (Reg. TM) Advantage EGMDB may elect to change to the i4LIFE (Reg. TM) Advantage Guarantee of Principal or the i4LIFE (Reg. TM) Advantage Account Value Death Benefit. We will effect the change in Death Benefit on the Valuation Date we receive a completed election form at our Servicing Office, and we will begin deducting the lower i4LIFE (Reg. TM) Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE (Reg. TM) Advantage EGMDB.

General Death Benefit Provisions. For all Death Benefit options, following the Access Period, there is no Death Benefit. The Death Benefits also terminate when the Account Value equals zero, because the Access Period terminates.

If there is a change in the Contractowner, joint owner or Annuitant during the life of the contract, for any reason other than death, the only Death Benefit payable for the new person will be the i4LIFE (Reg. TM) Advantage Account Value Death Benefit.

For non-qualified contracts, upon the death of the Contractowner, joint owner or Annuitant, the Contractowner (or Beneficiary) may elect to terminate the contract and receive full payment of the Death Benefit or may elect to continue the contract and receive Regular Income Payments. Upon the death of the Secondary Life, who is not also an owner, only the surrender value is paid.

If you are the owner of an IRA annuity contract, and there is no Secondary Life, and you die during the Access Period, the i4LIFE (Reg. TM) Advantage will terminate. A spouse Beneficiary may start a new i4LIFE (Reg. TM) Advantage program.

If a death occurs during the Access Period, the value of the Death Benefit will be determined as of the Valuation Date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:

     1.proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us; and

     2.written authorization for payment; and

     3.all required claim forms, fully completed (including selection of a settlement option).

Notwithstanding any provision of this contract to the contrary, the payment of Death Benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death Benefits may be taxable. See Federal Tax Matters.

Upon notification to us of the death, Regular Income Payments may be suspended until the death claim is approved. Upon approval, a lump sum payment for the value of any suspended payments will be made as of the date the death claim is approved, and Regular Income Payments will continue, if applicable. The excess, if any, of the Death Benefit over the Account Value will be credited into the contract at that time.

If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of Death Benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.


Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage

A Guaranteed Income Benefit may be available for purchase when you elect i4LIFE (Reg. TM) Advantage which ensures that your Regular Income Payments will never be less than a minimum payout floor, regardless of the actual investment performance of your contract. See Charges and Other Deductions for a discussion of the Guaranteed Income Benefit charges. i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) is the only version of the Guaranteed Income Benefit available for purchase, unless you are guaranteed the right to elect a prior version under the terms of your Living Benefit Rider. Prior to May 12, 2014, the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) was called i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds.

i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) is an optional feature available for purchase that provides a Guaranteed Income Benefit percentage and requires that you adhere to certain Investment Requirements. See Investment Requirements in this prospectus for more information about the Investment Requirements applicable to i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk). You will be subject to Investment Requirements applicable to i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) for the entire time you own this rider. Failure to comply with the Investment Requirements will result in the termination of i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk). See i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit - Termination for more information. All of the other terms and conditions of i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4) continue to apply to i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk).

As discussed below, certain features of the Guaranteed Income Benefit may be impacted if you purchased Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage (withdrawal benefit riders), Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or Lincoln Lifetime IncomeSM Advantage
2.0 (income benefit riders) prior to electing i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Annuity Payout rider). Refer to the 4LATER (Reg. TM) Advantage section of this prospectus for a discussion of the 4LATER (Reg. TM) Guaranteed Income Benefit.

Additional Gross Purchase Payments cannot be made to a contract with the Guaranteed Income Benefit. You are also limited in how much you can invest in certain Subaccounts. See the Contracts - Investment Requirements.

There is no guarantee that the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) option will be available to elect in the future, as we reserve the right to discontinue this option at any time. In addition, we may make different versions of the Guaranteed Income Benefit available to new purchasers or may create different versions for use with various Living Benefit Riders. However, a Contractowner with Lincoln Lifetime IncomeSM Advantage or Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) (including Lincoln Lifetime IncomeSM Advantage 2.0) who decides to drop that rider to purchase i4LIFE (Reg. TM) Advantage will be guaranteed the right to purchase the Guaranteed Income Benefit under the terms set forth in the prior rider.

i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) is elected when you elect i4LIFE (Reg. TM) Advantage or during the Access Period, if still available for election, subject to terms and conditions at that time. You may choose not to purchase the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit at the time you purchase i4LIFE (Reg. TM) Advantage by indicating that you do not want the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit on the election form at the time that you purchase i4LIFE (Reg. TM) Advantage. If you intend to use the Guaranteed Amount from either the Lincoln SmartSecurity (Reg.
TM) Advantage rider or the Lincoln Lifetime IncomeSM Advantage rider or the Income Base from the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) rider or Lincoln Lifetime IncomeSM Advantage 2.0 rider to establish the Guaranteed Income Benefit, you must elect the Guaranteed Income Benefit at the time you elect i4LIFE (Reg. TM) Advantage.

The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is reduced by withdrawals (other than Regular Income Payments) in the same proportion that the withdrawals reduce the Account Value. See i4LIFE (Reg. TM) Advantage - General i4LIFE (Reg. TM) Provisions for an example.

Guaranteed Income Benefit (Managed Risk) is the only version of the Guaranteed Income Benefit currently available for election unless you are guaranteed the right to elect a prior version under the terms of your Living Benefit Rider. Contractowners with Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) who wish to elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) must elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk). Please refer to your Living Benefit Rider regarding the availability of prior versions of Guaranteed Income Benefit.

Guaranteed Income Benefit (Managed Risk) and Guaranteed Income Benefit (version
4). The following discussion applies to both Guaranteed Income Benefit (Managed
Risk) and Guaranteed Income Benefit (version 4) unless otherwise specified. For Guaranteed Income Benefit (Managed Risk) and Guaranteed Income Benefit (version
4), the initial Guaranteed Income Benefit will be an amount equal to a specified percentage of your Account Value (or Income Base or Guaranteed Amount as applicable), based on your age (or the age of the youngest life under a joint life option) at the time the Guaranteed Income Benefit is elected. The specified percentages and the corresponding age-bands for calculating the initial Guaranteed Income Benefit are outlined in the applicable table below for riders elected on or after May 20, 2013. Lincoln SmartSecurity (Reg. TM) Advantage purchasers use the date of the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit election to determine the table applicable to their contracts. (i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) is not available to Lincoln SmartSecurity (Reg. TM) Advantage purchasers.)

 Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for:


i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) elections or for purchasers of
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) on or after May 20,
                                     2013.


              Single Life Option                                  Joint Life Option
-----------------------------------------------    -----------------------------------------------
                                                            Age
                         Percentage of Account      (younger of you and      Percentage of Account
         Age             Value or Income Base*       your spouse's age)      Value or Income Base*
--------------------    -----------------------    ---------------------    ----------------------
    Under age 40                2.50%                  Under age 40                 2.50%
       40 - 54                  3.00%                    40 - 54                    3.00%
  55 - under 591/2              3.50%                55 - under 591/2               3.50%
     591/2 - 64                 4.00%                   591/2 - 69                  4.00%
       65 - 69                  4.50%                    70 - 74                    4.50%
       70 - 79                  5.00%                    75 - 79                    5.00%
         80+                    5.50%                      80+                      5.50%

*Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up, if any, or the rider's effective date (if there have not been any Automatic Annual Step-ups) if greater than the Account Value to establish the initial Guaranteed Income Benefit.


i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit elections or for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0
                           on or after May 20, 2013.


              Single Life Option                                  Joint Life Option
-----------------------------------------------    -----------------------------------------------
                         Percentage of Account              Age              Percentage of Account
                         Value, Income Base or      (younger of you and      Value, Income Base or
         Age               Guaranteed Amount*        your spouse's age)       Guaranteed Amount*
--------------------    -----------------------    ---------------------    ----------------------
    Under age 40                2.00%                  Under age 40                 2.00%
       40 - 54                  2.50%                    40 - 54                    2.50%
  55 - under 591/2              3.00%                55 - under 591/2               3.00%
     591/2 - 64                 3.50%                   591/2 - 69                  3.50%
       65 - 69                  4.00%                    70 - 74                    4.00%
       70 - 74                  4.50%                      75+                      4.50%
         75+                    5.00%

*Purchasers of Lincoln SmartSecurity (Reg. TM) Advantage (regardless of the rider effective date) may use any remaining Guaranteed Amount (if greater than the Account Value) to calculate the initial Guaranteed Income Benefit. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the rider's effective date (if there has not been any Automatic Annual Step-up) if greater than the Account Value to establish the initial Guaranteed Income Benefit.

Note that Guaranteed Income Benefit percentages for riders purchased prior to May 20, 2013, can be found in an Appendix to this prospectus.


If the amount of your i4LIFE (Reg. TM) Advantage Regular Income Payment has fallen below the Guaranteed Income Benefit, because of poor investment results, a payment equal to the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is the minimum payment you will receive. If the market performance in your contract is sufficient to provide Regular Income Payments at a level that exceeds the Guaranteed Income Benefit, the Guaranteed Income Benefit will never come into effect. If the Guaranteed Income Benefit is paid, it will be paid with the same frequency as your Regular Income Payment. If your Regular Income Payment is less than the Guaranteed Income Benefit, we will reduce the Account Value by the Regular Income Payment plus an additional amount equal to the difference between your Regular Income Payment and the Guaranteed Income Benefit (in other words, Guaranteed Income Benefit payments reduce the Account Value by the entire amount of the Guaranteed Income Benefit payment). (Regular Income Payments also reduce the Account Value.) This payment will be made from the variable Subaccounts and the fixed account on a pro-rata basis according to your investment allocations.

If your Account Value reaches zero as a result of payments to provide the Guaranteed Income Benefit, we will continue to pay you an amount equal to the Guaranteed Income Benefit. If your Account Value reaches zero, your Access Period will end and your Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled, and will reduce your Death Benefit. If your Account Value equals zero, no Death Benefit will be paid. See i4LIFE (Reg. TM) Advantage Death Benefits. After the Access Period ends, we will continue to pay the Guaranteed Income Benefit for as long as the Annuitant (or the Secondary Life, if applicable) is living.

The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE (Reg. TM) Account Value:


    i4LIFE (Reg. TM) Account Value before market decline............    $135,000
    i4LIFE (Reg. TM) Account Value after market decline.............    $100,000
    Guaranteed Income Benefit.......................................    $    810
    Regular Income Payment after market decline.....................    $    769
    Account Value after market decline and Guaranteed Income Benefit
    payment.........................................................    $ 99,190

The Contractowner receives an amount equal to the Guaranteed Income Benefit. The entire amount of the Guaranteed Income Benefit is deducted from the Account Value.

The Guaranteed Income Benefit will automatically step up every year to 75% of the current Regular Income Payment, if that result is greater than the immediately prior Guaranteed Income Benefit. For non-qualified contracts, the step-up will occur annually on the first Valuation Date on or after each Periodic Income Commencement Date anniversary starting on the first Periodic Income Commencement Date anniversary. For qualified contracts, the step-up will occur annually on the Valuation Date of the first periodic income payment of each calendar year. The first step-up is the Valuation Date of the first periodic income payment in the next calendar year following the Periodic Income Commencement Date.

The following example illustrates how the initial Guaranteed Income Benefit is calculated for a 60-year old Contractowner with a nonqualified contract, and how a step-up would increase the Guaranteed Income Benefit in a subsequent year. The percentage of the Account Value used to calculate the initial Guaranteed Income Benefit is 4.0% for a 60-year old (single life) per the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for i4LIFE (Reg. TM) Advantage Elections table above. The example also assumes that the Account Value has increased due to positive investment returns resulting in a higher recalculated Regular Income Payment. See The Contracts - i4LIFE (Reg.
TM) Advantage - Regular Income Payments during the Access Period for a discussion of recalculation of the Regular Income Payment.


8/1/2013 Amount of initial Regular Income Payment..................................  $  4,801
8/1/2013 Account Value at election of Guaranteed Income Benefit....................  $100,000
8/1/2013 Initial Guaranteed Income Benefit (4.0% times $100,000 Account Value) .     $  4,000
8/1/2014 Recalculated Regular Income Payment.......................................  $  6,000
8/1/2014 Guaranteed Income Benefit after step-up (75% of $6,000) .                   $  4,500

The Contractowner's Guaranteed Income Benefit was increased to 75% of the recalculated Regular Income Payment.

At the time of a step-up of the Guaranteed Income Benefit the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 2.00%. This means that your charge may change every year. If we automatically administer a new step-up for you and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the date of the step-up. If we receive notice of your request to reverse the step-up, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. Step-ups will continue after a request to reverse a step-up. i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charges. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.

The next section describes any differences in how the Guaranteed Income Benefit works for Guaranteed Income Benefit (version 3), Guaranteed Income Benefit (version 2) and Guaranteed Income Benefit (version 1). All other features of the Guaranteed Income Benefit not discussed below are the same as in Guaranteed Income Benefit (version 4).

Guaranteed Income Benefit (version 3). Guaranteed Income Benefit (version 3) was available for purchase on or after January 20, 2009 to December 31, 2010 (unless version 3 is available for election at any time per the terms of a Living Benefit Rider). For Guaranteed Income Benefit (version 3) the Guaranteed Income Benefit is initially equal to 75% of the Regular Income Payment (which is based on your Account Value as defined in the i4LIFE (Reg. TM) Advantage rider section) in effect at the time the Guaranteed Income Benefit is elected.

The Guaranteed Income Benefit will automatically step up every year to 75% of the current Regular Income Payment, if that result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every Periodic Income Commencement Date anniversary during a 5-year step-up period. At the end of a step-up period you may elect a new step-up period by submitting a written request to the Servicing Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you.

At the time of a reset of the step-up period the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 1.50%. This means that your charge may change, once every five years. If we administer a new step-up period for you at your election and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the Periodic Income Commencement Date anniversary. If we receive this notice, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. After a request to reverse a step-up you will have no more step-ups unless you notify us that you wish to restart a new step-up period. i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charges. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.

Guaranteed Income Benefit (version 2). Guaranteed Income Benefit (version 2) was available for election prior to January 20, 2009 (unless version 2 is available for election at any time per the terms of a Living Benefit Rider). For Guaranteed Income Benefit (version 2) the Guaranteed Income Benefit is initially equal to 75% of the Regular Income Payment (which is based on your Account Value as defined in the i4LIFE (Reg. TM) Advantage rider section) in effect at the time the Guaranteed Income Benefit is elected.

The Guaranteed Income Benefit will automatically step-up every three years on the Periodic Income Commencement Date anniversary to 75% of the current Regular Income Payment, if the result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every third Periodic Income Commencement Date anniversary during a 15-year step-up period. At the end of a step-up period, you may elect a new 15-year step-up period by submitting a written request to the Servicing Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you.

At the time of a reset of the 15-year step-up period the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 1.50%. This means that your charge may change, once every 15 years. If we administer a new step-up period for you at your election and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the Periodic Income Commencement Date anniversary. If we receive this notice, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. After a request to reverse a step-up you will have no more step-ups unless you notify us that you wish to restart a new step-up period. i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charges. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.

Guaranteed Income Benefit (version 1). If you have Guaranteed Income Benefit (version 1), your Guaranteed Income Benefit will not step-up on an anniversary, but will remain level. This version is no longer available for election.

The next section describes certain guarantees in Living Benefit Riders relating to the election of the Guaranteed Income Benefit.

Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk).
Contractowners who elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) may decide to drop Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and purchase i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) in accordance with the same terms set out above for i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4). If this decision is made, the Contractowner can use the greater of the Income Base under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the Account Value to establish the Guaranteed Income Benefit under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk). Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed
Risk) who wait until after the 5th Benefit Year anniversary may elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit until age 99 for nonqualified contracts and 85 for qualified contracts.

Lincoln Lifetime IncomeSM Advantage 2.0. Contractowners who purchase Lincoln Lifetime IncomeSM Advantage 2.0 are guaranteed the ability in the future to purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) even if it is no longer available for purchase. They are also guaranteed that the Guaranteed Income Benefit percentages and Access Period requirements will be at least as favorable as those available at the time they purchased Lincoln Lifetime IncomeSM Advantage 2.0. See The Contracts - Living Benefit Riders - Lincoln Lifetime IncomeSM Advantage 2.0.

Contractowners with an active Lincoln Lifetime IncomeSM Advantage 2.0 rider may decide to drop Lincoln Lifetime IncomeSM Advantage 2.0 and purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). If this decision is made, the Contractowner can use the Lincoln Lifetime IncomeSM Advantage 2.0 Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or since the rider's effective date (if there has not been an Automatic Annual Step-up) if greater than the Account Value to establish the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) at the terms in effect for purchasers of this rider. If the Contractowner drops Lincoln Lifetime IncomeSM Advantage 2.0 and purchases i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) on the last day the Contractowner is eligible to purchase i4LIFE (Reg. TM) Advantage, the Contractowner may also use the current Guaranteed Annual Income amount, if higher, to establish the initial Guaranteed Income Benefit. This decision must be made by the maximum age to elect i4LIFE (Reg. TM) Advantage, which is age 90 for nonqualified contracts and age 80 for qualified contracts. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 prior to May 21, 2012 who have waited until after the 5th Benefit Year anniversary may elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit until age 99 for nonqualified contracts and 85 for qualified contracts.

Lincoln SmartSecurity (Reg. TM) Advantage. Contractowners who purchased Lincoln SmartSecurity (Reg. TM) Advantage are guaranteed that they may use the remaining Guaranteed Amount (if greater than the Account Value) at the time the initial Guaranteed Income Benefit is determined, to calculate the Guaranteed Income Benefit. The initial Guaranteed Income Benefit will be equal to the applicable percentage based on either the Contractowner's age (single life) or the youngest age of either the Contractowner or Secondary Life (if applicable), at the time the Guaranteed Income Benefit is elected, multiplied by the remaining Guaranteed Amount. The applicable percentage is found in the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit table above. In other words, the initial Guaranteed Income Benefit will equal the applicable percentage based on the Contractowner's age multiplied by the remaining Guaranteed Amount (if greater than the Account Value).

The following is an example of how the Guaranteed Amount from Lincoln SmartSecurity (Reg. TM) Advantage or the Income Base from Lincoln Lifetime IncomeSM Advantage 2.0 may be used to calculate the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). The example assumes that on the date that i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) is elected the Contractowner is 70 years of age and has made no withdrawals from the contract. The percentage of the Account Value used to calculate the initial Guaranteed Income Benefit is 4.5% for a 70-year old (single life) per the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit table above. The example assumes an annual payment mode has been elected.


           Account Value (equals Contract Value on date i4LIFE (Reg. TM) Advantage
    with Guaranteed Income Benefit (version 4) is elected)........................    $100,000
           Guaranteed Amount/Income Base on date i4LIFE (Reg. TM) Advantage with
    Guaranteed Income Benefit (version 4) is elected..............................    $140,000
           Amount of initial Regular Income Payment...............................    $  5,411   per year
           Initial Guaranteed Income Benefit (4.5% x $140,000 Guaranteed
    Amount/Income Base which is greater than $100,000 Account
    Value)........................................................................    $  6,300

Lincoln Lifetime IncomeSM Advantage. Contractowners who purchased Lincoln Lifetime IncomeSM Advantage are guaranteed that they may use the remaining Guaranteed Amount (if greater than the Account Value) at the time the Guaranteed Income Benefit is determined, to increase the Guaranteed Income Benefit (version 2 or version 3 only). The Guaranteed Income Benefit will be increased by the ratio of the remaining Guaranteed Amount to the Contract Value at the time the initial i4LIFE (Reg. TM) Advantage payment is calculated. In other words, the Guaranteed Income Benefit will equal 75% of the initial Regular Income Payment times the remaining Guaranteed Amount divided by the Contract Value, if the Guaranteed Amount is greater than the Contract Value. See the Lincoln Lifetime IncomeSM Advantage - i4LIFE (Reg. TM) Advantage Option section for an example of calculation of the Guaranteed Income Benefit using the purchased Lincoln Lifetime IncomeSM Advantage Guaranteed Amount.

Contractowners who purchased Lincoln Lifetime IncomeSM Advantage may also choose to drop Lincoln Lifetime IncomeSM Advantage to purchase the version of the Guaranteed Income Benefit that is then currently available; however, only the Account Value and not the

Guaranteed Amount will be used to establish the Guaranteed Income Benefit. For Guaranteed Income Benefit (version 4), the initial Guaranteed Income Benefit will be equal to the applicable percentage, which is based on the age of either the Contractowner (single life option) or the youngest age of either the Contractowner or Secondary Life (joint life option) at the time the Guaranteed Income Benefit is elected, multiplied by the Account Value. The applicable percentage is found in the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) elections table above.

Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments. When you select the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, certain restrictions will apply to your contract:
  o A 4% assumed investment return (AIR) will be used to calculate the Regular Income Payments.
  o The minimum Access Period required for Guaranteed Income Benefit (version
     4) is the longer of 20 years (15 years for versions 2 and 3) or the difference between your age (nearest birthday) and age 100 (age 90 for version 4 prior to May 21, 2012; age 85 for versions 2 and 3). The minimum Access Period required for i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) is the longer of 20 years or the difference between your age (nearest birthday) and age 90. We may change this Access Period requirement prior to election of the Guaranteed Income Benefit. Different minimum Access Period requirements apply if you use the greater of the Account Value or Income Base (less amounts paid since the last Automatic Step-up) under Lincoln Lifetime IncomeSM Advantage 2.0 or Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) to calculate the Guaranteed Income Benefit as set forth below:

                                  Minimum Access Period
                                            Elections of i4LIFE (Reg. TM) Advantage prior
                                                 to the 5th Benefit Year anniversary
 Purchasers of Lincoln Lifetime IncomeSM   Longer of 20 years or the difference
 Advantage 2.0 on or after May 21, 2012    between your age and age 100
 Purchasers of Lincoln Lifetime IncomeSM   Longer of 20 years or the difference
 Advantage 2.0 (Managed Risk)              between your age and age 90
 Purchasers of Lincoln Lifetime IncomeSM
 Advantage 2.0 prior to May 21, 2012



                                            Elections of i4LIFE (Reg. TM) Advantage on and
                                                after the 5th Benefit Year anniversary
 Purchasers of Lincoln Lifetime IncomeSM   Longer of 20 years or the difference
 Advantage 2.0 on or after May 21, 2012    between your age and age 95
 Purchasers of Lincoln Lifetime IncomeSM   Longer of 15 years or the difference
 Advantage 2.0 (Managed Risk)              between your age and age 85
 Purchasers of Lincoln Lifetime IncomeSM
 Advantage 2.0 prior to May 21, 2012



  o The maximum Access Period available for this benefit is to age 115 for non-qualified contracts; to age 100 for qualified contracts.

If you choose to lengthen your Access Period (which must be increased by a minimum of 5 years), your Regular Income Payment will be reduced. For versions 1, 2 and 3 of Guaranteed Income Benefit, an extension of your Access Period will also reduce your i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit in proportion to the reduction in the Regular Income Payment. This reduction of the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit does not apply to Guaranteed Income Benefit (version 4). If you choose to shorten your Access Period, the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit will terminate. Refer to the Example in the 4LATER (Reg. TM) Guaranteed Income Benefit section of this prospectus.

The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will terminate due to any of the following events:
  o the death of the Annuitant (or the later of the death of the Annuitant or Secondary Life if a joint payout was elected); or
  o a Contractowner requested decrease in the Access Period or a change to the Regular Income Payment frequency; or
  o upon written notice to us; or
  o assignment of the contract; or
  o failure to comply with Investment Requirements.

A termination due to a decrease in the Access Period, a change in the Regular Income Payment frequency, or upon written notice from the Contractowner will be effective as of the Valuation Date on the next Periodic Income Commencement Date anniversary. Termination will be only for the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit and not the i4LIFE (Reg. TM) Advantage election, unless otherwise specified. However if you used the greater of the Account Value or Income Base under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed
Risk) or Lincoln Lifetime IncomeSM Advantage 2.0 to establish the Guaranteed Income Benefit any termination of the Guaranteed Income Benefit will also result in a termination of the i4LIFE (Reg. TM) Advantage election. If you used your Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit, you must keep i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit in effect for at least 3 years. If you terminate the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit you may be able to re-elect it, if available, after one year. The election will be treated as a new purchase, subject to the terms and charges in effect at the time of election and the i4LIFE (Reg. TM) Advantage Regular Income Payments will be recalculated. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed
Risk) will be based on the Account Value at the time of the election.

Availability. The Contractowner must be under age 95 for nonqualified contracts and under age 80 for qualified contracts at the time this rider is elected. Beginning August 26, 2013 (November 4, 2013, for Contractowners who purchased the contract before August 26, 2013), Guaranteed Income Benefit with the Managed Risk option is the only version of the Guaranteed Income Benefit currently available for election unless you are guaranteed the right to elect a prior version under the terms of your Living Benefit Rider.

Withdrawals. You may request a withdrawal at any time prior to or during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent Regular Income Payments and Guaranteed Income Benefit payments, if applicable, will be recalculated. The Guaranteed Income Benefit is reduced proportionately. Withdrawals may have tax consequences. See Federal Tax Matters. The Interest Adjustment may apply.

The following example demonstrates the impact of a withdrawal on the Regular Income Payments and the Guaranteed Income Benefit payments:


        i4LIFE (Reg. TM) Regular Income Payment before Withdrawal.....    $  1,200
        Guaranteed Income Benefit before Withdrawal...................    $    900
        Account Value at time of Additional Withdrawal................    $150,000
        Additional Withdrawal.........................................    $ 15,000   (a 10% withdrawal)

     Reduction in Guaranteed Income Benefit for Withdrawal = $900 X 10% = $90 Guaranteed Income Benefit after Withdrawal = $900 - $90 = $810

Surrender. At any time prior to or during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further Regular Income Payments will be made. The Interest Adjustment may apply.

Termination. For IRA annuity contracts, you may terminate i4LIFE (Reg. TM) Advantage prior to the end of the Access Period by notifying us in writing. The termination will be effective on the next Valuation Date after we receive the notice and your contract will return to the accumulation phase. Your i4LIFE (Reg. TM) Advantage Death Benefit will terminate and you may choose the Guarantee of Principal (if you had the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit) or Account Value Death Benefit options. Upon termination, we will stop assessing the charge for i4LIFE (Reg. TM) Advantage and begin assessing the mortality and expense risk charge and administrative charge associated with the new Death Benefit option. Your Contract Value upon termination will be equal to the Account Value on the Valuation Date we terminate i4LIFE (Reg. TM) Advantage.

For non-qualified contracts, you may not terminate i4LIFE (Reg. TM) Advantage once you have elected it.


4LATER (Reg. TM) Advantage

The 4LATER (Reg. TM) Advantage rider is no longer available for purchase.

4LATER (Reg. TM) Advantage (or "4LATER (Reg. TM)") is a rider that is available to protect against market loss by providing you with a method to receive a minimum payout from your annuity. The rider provides an Income Base (described below) prior to the time you begin taking payouts from your annuity. If you elect 4LATER (Reg. TM) Advantage, you must elect i4LIFE (Reg. TM) Advantage with the 4LATER (Reg. TM) Guaranteed Income Benefit to receive a benefit from 4LATER (Reg. TM) Advantage. Election of these riders may limit how much you can invest in certain Subaccounts. See The Contracts - Investment Requirements. See Charges and Other Deductions for a discussion of the 4LATER (Reg. TM) Advantage charge.


4LATER (Reg. TM) Advantage Before Payouts Begin

The following discussion applies to 4LATER (Reg. TM) Advantage during the accumulation phase of your annuity, referred to as 4LATER (Reg. TM). This is prior to the time any payouts begin under i4LIFE (Reg. TM) Advantage with the 4LATER (Reg. TM) Guaranteed Income Benefit.

Income Base. The Income Base is a value established when you purchase 4LATER (Reg. TM) and will only be used to calculate the minimum payouts available under your contract at a later date. The Income Base is not available for withdrawals or as a Death Benefit. If you elect 4LATER (Reg. TM) at the time you purchase the contract, the Income Base initially equals the Purchase Payments. If you elect 4LATER (Reg. TM) after we issue the contract, the Income Base will initially equal the Contract Value on the 4LATER (Reg. TM) effective date. Additional Purchase Payments automatically increase the Income Base by the amount of the Gross Purchase Payments . After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Servicing Office approval. Additional Purchase Payments will not be allowed if the Contract Value is zero. Each withdrawal reduces the Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal.

As described below, during the accumulation phase, the Income Base will be automatically enhanced by 15% (adjusted for additional Purchase Payments and withdrawals as described in the Future Income Base section below) at the end of each Waiting Period. In addition, after the Initial Waiting Period, you may elect to reset your Income Base to the current Contract Value if your Contract Value has grown beyond the 15% enhancement. You may elect this reset on your own or you may choose to have Lincoln New York automatically reset the Income Base for you at the end of each Waiting Period. These reset options are discussed below. Then, when you are ready to elect i4LIFE (Reg. TM) Advantage and establish the 4LATER (Reg. TM) Guaranteed Income Benefit, the Income Base (if higher than the Contract Value) is used in the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit calculation.

Waiting Period. The Waiting Period is each consecutive 3-year period which begins on the 4LATER (Reg. TM) Effective Date, or on the date of any reset of the Income Base to the Contract Value. At the end of each completed Waiting Period, the Income Base is increased by 15% (as adjusted for Purchase Payments and withdrawals) to equal the Future Income Base as discussed below. The Waiting Period is also the amount of time that must pass before the Income Base can be reset to the current Contract Value. A new Waiting Period begins after each reset and must be completed before the next 15% enhancement or another reset occurs.

Future Income Base. 4LATER (Reg. TM) provides a 15% automatic enhancement to the Income Base after a 3-year Waiting Period. This enhancement will continue every 3 years until i4LIFE (Reg. TM) Advantage is elected, you terminate 4LATER (Reg. TM) or you reach the Maximum Income Base. See Maximum Income Base. During the Waiting Period, the Future Income Base is established to provide the value of this 15% enhancement on the Income Base. After each 3-year Waiting Period is satisfied, the Income Base is increased to equal the value of the Future Income Base. The 4LATER (Reg. TM) charge will then be assessed on this newly adjusted Income Base, but the percentage charge will not change.

Any Gross Purchase Payment made after the 4LATER (Reg. TM) Effective Date, but within 90 days of the contract effective date, will increase the Future Income Base by the amount of the Gross Purchase Payment, plus 15% of that Purchase Payment.

Example:


        Initial Purchase Payment................................    $100,000
        Purchase Payment 60 days later..........................    $ 10,000
                                                                    --------
        Income Base.............................................    $110,000
        Future Income Base (during the 1st Waiting Period)......    $126,500   ($110,000 x 115%)
        Income Base (after 1st Waiting Period)..................    $126,500
        New Future Income Base (during 2nd Waiting Period)......    $145,475   ($126,500 x 115%)

Any Purchase Payments made after the 4LATER (Reg. TM) Effective Date and more than 90 days after the contract effective date will increase the Future Income Base by the amount of the Purchase Payment plus 15% of that Purchase Payment on a pro-rata basis for the number of full years remaining in the current Waiting Period.

Example:


        Income Base................................................    $100,000
        Purchase Payment in Year 2.................................    $ 10,000
                                                                       --------
        New Income Base............................................    $110,000
        Future Income Base (during 1st Waiting Period-Year 2)......    $125,500   ($100,000 x 115%) +
                                                                                  ($10,000 x 100%) +
                                                                                  ($10,000 x 15% x 1/3)
        Income Base (after 1st Waiting Period).....................    $125,500
        New Future Income Base (during 2nd Waiting Period).........    $144,325   (125,500 x 115%)

Withdrawals reduce the Future Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal.

During any subsequent Waiting Periods, if you elect to reset the Income Base to the Contract Value, the Future Income Base will equal 115% of the Contract Value on the date of the reset and a new Waiting Period will begin. See Resets of the Income Base to the current Contract Value below.

In all situations, the Future Income Base is subject to the Maximum Income Base described below. The Future Income Base is never available to the Contractowner to establish a 4LATER (Reg. TM) Advantage Guaranteed Income Benefit, but is the value the Income Base will become at the end of the Waiting Period.

Maximum Income Base. The Maximum Income Base is equal to 200% of the Income Base on the 4LATER (Reg. TM) Effective Date. The Maximum Income Base will be increased by 200% of any additional Gross Purchase Payments. In all circumstances, the Maximum Income Base can never exceed $10,000,000. This maximum takes into consideration the combined guaranteed amounts from any Living Benefit Riders under all Lincoln New York contracts (or contracts issued by our affiliates) owned by you or on which you are the Annuitant.


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

After a reset to the current Contract Value, the Maximum Income Base will equal 200% of the Contract Value on the Valuation Date of the reset not to exceed $10,000,000.

Each withdrawal will reduce the Maximum Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal.

Example:


   Income Base.................................  $100,000   Maximum Income Base...................  $200,000
   Purchase Payment in Year 2..................  $ 10,000   Increase to Maximum Income Base.......  $ 20,000
   New Income Base.............................  $110,000   New Maximum Income Base...............  $220,000
   Future Income Base after Purchase Payment...  $125,500   Maximum Income Base...................  $220,000
   Income Base (after 1st Waiting Period)......  $125,500
   Future Income Base (during 2nd Waiting Period)$144,325   Maximum Income Base...................  $220,000
   Contract Value in Year 4....................  $112,000
   Withdrawal of 10%...........................  $ 11,200
   After Withdrawal (10% adjustment)
   Contract Value..............................  $100,800
   Income Base.................................  $112,950
   Future Income Base..........................  $129,892   Maximum Income Base...................  $198,000

Resets of the Income Base to the current Contract Value ("Resets"). You may elect to reset the Income Base to the current Contract Value at any time after the initial Waiting Period following: (a) the 4LATER (Reg. TM) Effective Date or (b) any prior reset of the Income Base. Resets are subject to a maximum of $10,000,000 and the Annuitant must be under age 81. You might consider resetting the Income Base if your Contract Value has increased above the Income Base (including the 15% automatic Enhancements) and you want to lock-in this increased amount to use when setting the Guaranteed Income Benefit. If the Income Base is reset to the Contract Value, the 15% automatic Enhancement will not apply until the end of the next Waiting Period.

This reset may be elected by sending a written request to our Servicing Office or by specifying at the time of purchase that you would like us to administer this reset election for you. If you want us to administer this reset for you, at the end of each 3-year Waiting Period, if the Contract Value is higher than the Income Base (after the Income Base has been reset to the Future Income
Base), we will implement this election and the Income Base will be equal to the Contract Value on that date. We will notify you that a reset has occurred. This will continue until you elect i4LIFE (Reg. TM) Advantage, the Annuitant reaches age 81, or you reach the Maximum Income Base. If we administer this reset election for you, you have 30 days after the election to notify us if you wish to reverse this election and have your Income Base increased to the Future Income Base instead. You may wish to reverse this election if you are not interested in the increased charge. If the Contract Value is less than the Income Base on any reset date, we will not administer this reset. We will not attempt to administer another reset until the end of the next 3-year Waiting Period; however, you have the option to request a reset during this period by sending a written request to our Servicing Office.

At the time of each reset (whether you elect the reset or we administer the reset for you), the annual charge will change to the current charge in effect at the time of the reset, not to exceed the guaranteed maximum charge. At the time of reset, a new Waiting Period will begin. Subsequent resets may be elected at the end of each new Waiting Period. The reset will be effective on the next Valuation Date after notice of the reset is approved by us.

We reserve the right to restrict resets to Benefit Year anniversaries. The Benefit Year is the 12-month period starting with the 4LATER (Reg. TM) Effective Date and starting with each anniversary of the 4LATER (Reg. TM) Effective Date after that. If the Contractowner elects to reset the Income Base, the Benefit Year will begin on the effective date of the reset and each anniversary of the effective date of the reset after that.

Eligibility. To purchase 4LATER (Reg. TM) Advantage, the Annuitant must be age 80 or younger. If you plan to elect i4LIFE (Reg. TM) Advantage within three years of the issue date of 4LATER (Reg. TM) Advantage, you will not receive the benefit of the Future Income Base. i4LIFE (Reg. TM) Advantage with 4LATER (Reg.
TM) Guaranteed Income Benefit must be elected by age 85 for qualified contracts or age 99 for non-qualified contracts.

4LATER (Reg. TM) Rider Effective Date. If 4LATER (Reg. TM) is elected at contract issue, then it will be effective on the contract's effective date. If 4LATER (Reg. TM) is elected after the contract is issued (by sending a written request to our Servicing Office), then it will be effective on the next Valuation Date following approval by us.


4LATER (Reg. TM) Guaranteed Income Benefit

When you are ready to elect i4LIFE (Reg. TM) Advantage Regular Income Payments, the greater of the Income Base accumulated under 4LATER (Reg. TM) or the Contract Value will be used to calculate the 4LATER (Reg. TM) Guaranteed Income Benefit. The 4LATER (Reg. TM) Guaranteed Income Benefit is a minimum payout floor for your i4LIFE (Reg. TM) Advantage Regular Income Payments. See Charges and Other Deductions for a discussion of the 4LATER (Reg. TM) Guaranteed Income Benefit charge.

The Guaranteed Income Benefit will be determined by dividing the greater of the Income Base or Contract Value (or Guaranteed Amount if applicable) on the Periodic Income Commencement Date, by 1000 and multiplying the result by the rate per $1000 from the Guaranteed Income Benefit Table in your 4LATER (Reg.
TM) rider. If the Contract Value is used to establish the 4LATER (Reg. TM) Guaranteed Income Benefit, this rate provides a Guaranteed Income Benefit not less than 75% of the initial i4LIFE (Reg. TM) Advantage Regular Income Payment (which is also based on the Contract Value). If the Income Base is used to establish the Guaranteed Income Benefit (because it is larger than the Contract Value), the resulting Guaranteed Income Benefit will be more than 75% of the initial i4LIFE (Reg. TM) Advantage Regular Income Payment.

If the amount of your i4LIFE (Reg. TM) Advantage Regular Income Payment (which is based on your i4LIFE (Reg. TM) Advantage Account Value) has fallen below the 4LATER (Reg. TM) Guaranteed Income Benefit, because of poor investment results, a payment equal to the 4LATER (Reg. TM) Guaranteed Income Benefit is the minimum payment you will receive. If the 4LATER (Reg. TM) Guaranteed Income Benefit is paid, it will be paid with the same frequency as your i4LIFE (Reg.
TM) Advantage Regular Income Payment. If your Regular Income Payment is less than the 4LATER (Reg. TM) Guaranteed Income Benefit, we will reduce your i4LIFE (Reg. TM) Advantage Account Value by the Regular Income Payment plus an additional amount equal to the difference between your Regular Income Payment and the 4LATER (Reg. TM) Guaranteed Income Benefit. This withdrawal from your Account Value will be made from the Subaccounts and the fixed account on a pro-rata basis according to your investment allocations.

The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE (Reg. TM) Account Value:


    i4LIFE (Reg. TM) Account Value before market decline............    $135,000
    i4LIFE (Reg. TM) Account Value after market decline.............    $100,000
    Guaranteed Income Benefit.......................................    $    810
    Regular Income Payment after market decline.....................    $    769
    Account Value after market decline and Guaranteed Income Benefit
    payment.........................................................    $ 99,190

If your Account Value reaches zero as a result of withdrawals to provide the 4LATER (Reg. TM) Guaranteed Income Benefit, we will continue to pay you an amount equal to the 4LATER (Reg. TM) Guaranteed Income Benefit.

When your Account Value reaches zero, your i4LIFE (Reg. TM) Advantage Access Period will end and the i4LIFE (Reg. TM) Advantage Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the 4LATER (Reg. TM) Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled and will reduce your Death Benefit. See i4LIFE (Reg. TM) Advantage Death Benefits. After the Access Period ends, we will continue to pay the 4LATER (Reg. TM) Guaranteed Income Benefit for as long as the Annuitant (or the Secondary Life, if applicable) is living (i.e., the i4LIFE (Reg. TM) Advantage Lifetime Income Period). If your Account Value equals zero, no Death Benefit will be paid.

If the market performance in your contract is sufficient to provide Regular Income Payments at a level that exceeds the 4LATER (Reg. TM) Guaranteed Income Benefit, the 4LATER (Reg. TM) Guaranteed Income Benefit will never come into effect.

The 4LATER (Reg. TM) Advantage Guaranteed Income Benefit will automatically step-up every three years to 75% of the then current Regular Income Payment, if that result is greater than the immediately prior 4LATER (Reg. TM) Guaranteed Income Benefit. The step-up will occur on every third Periodic Income Commencement Date anniversary for 15 years. At the end of a 15-year step-up period, the Contractowner may elect a new 15-year step-up period by submitting a written request to the Servicing Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that Lincoln New York administer this election for you. At the time of a reset of the 15 year period, the charge for the 4LATER (Reg. TM) Guaranteed Income Benefit will become the current charge up to the guaranteed maximum charge of 1.50% (i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charge). After we administer this election, you have 30 days to notify us if you wish to reverse the election (because you do not wish to incur the additional cost). If we receive this notice, we will decrease the percentage charge, on a going forward basis, to the percentage charge in effect before the step-up occurred.

Additional Purchase Payments cannot be made to your contract after the Periodic Income Commencement Date. The 4LATER (Reg. TM) Guaranteed Income Benefit is reduced by withdrawals (other than Regular Income Payments) in the same proportion that the withdrawals reduce the Account Value. You may want to discuss the impact of additional withdrawals with your financial adviser.

Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period. See i4LIFE (Reg. TM) Advantage - Access Period. Generally, shorter Access Periods will produce a higher initial i4LIFE (Reg. TM) Advantage Regular Income Payment and higher Guaranteed Income Benefit payments than longer Access Periods. The minimum Access Period required with the 4LATER (Reg. TM) Guaranteed Income Benefit currently is the longer of 15 years or the difference between your current age (nearest birthday) and age 85. We reserve the right to increase this minimum prior to election of 4LATER (Reg. TM) Advantage, subject to the terms in your rider. (Note: i4LIFE (Reg. TM) Advantage may allow a shorter Access Period if a Guaranteed Income Benefit is not provided.)


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

If you choose to lengthen your Access Period at a later date, thereby recalculating and reducing your Regular Income Payment, your 4LATER (Reg. TM) Guaranteed Income Benefit will also be recalculated and reduced. The 4LATER (Reg. TM) Guaranteed Income Benefit will be adjusted in proportion to the reduction in the Regular Income Payment. If you choose to shorten your Access Period, the 4LATER (Reg. TM) rider will terminate.

When you make your 4LATER (Reg. TM) Guaranteed Income Benefit and i4LIFE (Reg.
TM) Advantage elections, you must also choose an assumed investment return of 4% to calculate your i4LIFE (Reg. TM) Advantage Regular Income Payments. Once you have elected 4LATER (Reg. TM), the assumed investment return rate will not change; however, we may change the required assumed investment return rate in the future for new purchasers only.

The following is an example of what happens when you extend the Access Period:

     Assume:
     i4LIFE (Reg. TM) Advantage remaining Access Period = 10 years Current i4LIFE (Reg. TM) Advantage Regular Income Payment = $6,375 Current 4LATER (Reg. TM) Guaranteed Income Benefit = $5,692

     Extend Access Period 5 years:
     i4LIFE (Reg. TM) Advantage Regular Income Payment after extension = $5,355 Percentage change in i4LIFE (Reg. TM) Advantage Regular Income Payment =
   $5,355 - $6,375 = 84%
     New 4LATER (Reg. TM) Guaranteed Income Benefit = $5,692 x 84% = $4,781

Termination. After the later of the third anniversary of the 4LATER (Reg. TM) rider Effective Date or the most recent Reset, the 4LATER (Reg. TM) rider may be terminated upon written notice to us. Prior to the Periodic Income Commencement Date, 4LATER (Reg. TM) will automatically terminate upon any of the following events:
 o termination of the contract to which the 4LATER (Reg. TM) rider is attached;
 o the change of or the death of the Annuitant (except if the surviving spouse assumes ownership of the contract and the role of the Annuitant upon death of the Contractowner); or
 o the change of Contractowner (except if the surviving spouse assumes ownership of the contract and the role of Annuitant upon the death of the Contractowner), including the assignment of the contract; or
 o the last day that you can elect i4LIFE (Reg. TM) Advantage (age 85 for qualified contracts and age 99 for non-qualified contracts).

After the Periodic Income Commencement Date, the 4LATER (Reg. TM) rider will terminate due to any of the following events:
 o the death of the Annuitant (or the later of the death of the Annuitant or Secondary Life if a joint payout was elected); or
 o a Contractowner requested decrease in the Access Period or a change to the Regular Income Payment frequency.

A termination due to a decrease in the Access Period, a change in the Regular Income Payment frequency, or upon written notice from the Contractowner will be effective as of the Valuation Date on the next Periodic Income Commencement Date anniversary. Termination will be only for the 4LATER (Reg. TM) Guaranteed Income Benefit and not the i4LIFE (Reg. TM) Advantage election, unless otherwise specified.

If you terminate 4LATER (Reg. TM) prior to the Periodic Income Commencement Date, you must wait one year before you can elect another Living Benefit Rider. If you terminate the 4LATER (Reg. TM) rider on or after the Periodic Income Commencement Date, you cannot re-elect it. You may be able to elect the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk), if available, after one year. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) will be based on the Account Value at the time of the election. The election of one of these benefits, if available, will be treated as a new purchase, subject to the terms and charges in effect at the time of election.



Annuity Payouts
When you apply for a contract, you may select any Annuity Commencement Date permitted by law, which is usually on or before the Annuitant's 99th birthday. Your broker-dealer may recommend that you annuitize at an earlier age. As an alternative, Contractowners with Lincoln SmartSecurity (Reg. TM) Advantage may elect to annuitize their Guaranteed Amount under the Guaranteed Amount Annuity Payout Option. Contractowners with Lincoln Lifetime IncomeSM Advantage may elect the Maximum Annual Withdrawal Amount Annuity Payout option. Contractowners with any version of Lincoln Lifetime IncomeSM Advantage 2.0 may elect the Guaranteed Annual Income Amount Annuity Payout option.

The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the Contract Value may be used to purchase an Annuity Payout option.

You may elect Annuity Payouts in monthly, quarterly, semiannual or annual installments. If the payouts from any Subaccount would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the annuity options available.

Annuity Options

The annuity options outlined below do not apply to Contractowners who have elected i4LIFE (Reg. TM) Advantage or any version of i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, the Maximum Annual Withdrawal Amount Annuity Payout option, the Guaranteed Amount Annuity Payout option, or the Guaranteed Annual Income Amount Annuity Payout option.

Life Annuity. This option offers a periodic payout during the lifetime of the Annuitant and ends with the last payout before the death of the Annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a Death Benefit for Beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if the Annuitant dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.

Life Annuity with Payouts Guaranteed for Designated Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the Annuitant. The designated period is selected by the Contractowner.

Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both Annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.

Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the Contractowner.

Joint Life and Two Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. When one of the joint Annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.

Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the Annuitant and a joint Annuitant. When one of the joint Annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the Annuitants die during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.

Unit Refund Life Annuity. This option offers a periodic payout during the lifetime of the Annuitant with the guarantee that upon death a payout will be made of the value of the number of Annuity Units (see Variable Annuity Payouts) equal to the excess, if any, of:
 o the total amount applied under this option divided by the Annuity Unit value for the date payouts begin, minus
 o the Annuity Units represented by each payout to the Annuitant multiplied by the number of payouts paid before death.

The value of the number of Annuity Units is computed on the date the death claim is approved for payment by the Servicing Office.

Life Annuity with Cash Refund. Fixed annuity benefit payments that will be made for the lifetime of the Annuitant with the guarantee that upon death, should
(a) the total dollar amount applied to purchase this option be greater than (b) the fixed annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death, then a refund payment equal to the dollar amount of (a) minus (b) will be made.

Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. You may pre-select an Annuity Payout option as a method of paying the Death Benefit to a Beneficiary. If you do, the Beneficiary cannot change this payout option. You may change or revoke in writing to our Servicing Office, any such selection, unless such selection was made irrevocable. If you have not already chosen an Annuity Payout option, the Beneficiary may choose any Annuity Payout option. At death, options are only available to the extent they are consistent with the requirements of the contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable.


Variable Annuity Payouts

Variable Annuity Payouts will be determined using:
 o The Contract Value on the Annuity Commencement Date, less any applicable premium taxes;
 o The annuity tables contained in the contract;
 o The annuity option selected; and
 o The investment performance of the fund(s) selected.

To determine the amount of payouts, we make this calculation:

1.Determine the dollar amount of the first periodic payout; then

2.Credit the contract with a fixed number of Annuity Units equal to the first periodic payout divided by the Annuity Unit value; and

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

3.Calculate the value of the Annuity Units each period thereafter.

Annuity Payouts assume an investment return of 3%, 4% or 5% per year, as applied to the applicable mortality table. You may choose your assumed interest rate at the time you elect a variable Annuity Payout on the administrative form provided by us. The higher the assumed interest rate you choose, the higher your initial annuity payment will be. The amount of each payout after the initial payout will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payment will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than the assumed rate, annuity payments will decrease. The higher the assumed interest rate, the less likely future annuity payments are to increase, or the payments will increase more slowly than if a lower assumed rate was used. There is a more complete explanation of this calculation in the SAI.


General Information

Any previously selected Death Benefit in effect before the Annuity Commencement Date will no longer be available on and after the Annuity Commencement Date. You may change the Annuity Commencement Date, change the annuity option or change the allocation of the investment among Subaccounts up to 30 days before the scheduled Annuity Commencement Date, upon written notice to the Servicing Office. You must give us at least 30 days' notice before the date on which you want payouts to begin. Annuity Payouts cannot commence within twelve months of the effective date of the contract. We may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.

Unless you select another option, the contract automatically provides for a life annuity with Annuity Payouts guaranteed for 10 years (on a fixed, variable or combination fixed and variable basis, in proportion to the account allocations at the time of annuitization) except when a joint life payout is required by law. Under any option providing for guaranteed period payouts, the number of payouts which remain unpaid at the date of the Annuitant's death (or surviving Annuitant's death in case of joint life Annuity) will be paid to you or your Beneficiary as payouts become due after we are in receipt of:
 o proof, satisfactory to us, of the death;
 o written authorization for payment; and
 o all claim forms, fully completed.


Fixed Side of the Contract

Net Purchase Payments and Contract Value allocated to the fixed side of the contract become part of our general account, and do not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the New York State Department of Financial Services as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.

In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 and have not registered the general account as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.

We guarantee an annual effective interest rate of not less than 1.50% per year on amounts held in a fixed account.

ANY INTEREST IN EXCESS OF 1.50% (OR THE GUARANTEED MINIMUM INTEREST RATE STATED IN YOUR CONTRACT) WILL BE DECLARED IN ADVANCE AT OUR SOLE DISCRETION. CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF THE MINIMUM INTEREST RATE WILL BE DECLARED. Any amount surrendered, withdrawn from or transferred out of a fixed account prior to the expiration of the Guaranteed Period is subject to the Interest Adjustment. This may reduce your value upon surrender, withdrawal or transfer, but will not reduce the amount below the value it would have had if 1.50% (or the guaranteed minimum interest rate for your contract) interest had been credited to the fixed account.

Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting Purchase Payments or transfers into the fixed side of the contract at any time. At this time, the fixed account is available for dollar cost averaging only. Please contact your registered representative for further information.


Guaranteed Periods

The fixed account is divided into separate Guaranteed Periods, which credit guaranteed interest.

You may allocate Purchase Payments to one or more Guaranteed Periods of 1 to 10 years. We may add Guaranteed Periods or discontinue accepting Purchase Payments into one or more Guaranteed Periods at any time. The minimum amount of any Purchase Payment that can be allocated to a Guaranteed Period is $2,000. Each Purchase Payment allocated to the fixed account will start its own

Guaranteed Period and will earn a guaranteed interest rate. The duration of the Guaranteed Period affects the guaranteed interest rate of the fixed account. A Guaranteed Period ends on the date after the number of calendar years in the Guaranteed Period. Interest will be credited daily at a guaranteed rate that is equal to the effective annual rate determined on the first day of the Guaranteed Period. Amounts surrendered, transferred or withdrawn prior to the end of the Guaranteed Period will be subject to the Interest Adjustment. Each Guaranteed Period Purchase Payment will be treated separately for purposes of determining any applicable Interest Adjustment. You may transfer amounts from the fixed account to the variable Subaccount(s) subject to the following restrictions:
 o fixed account transfers are limited to 25% of the value of that fixed account in any 12-month period; and
 o the minimum amount that can be transferred is $300 or, if less, the amount in the fixed account.

Because of these restrictions, it may take several years to transfer amounts from the fixed account to the variable Subaccounts. Any amount withdrawn from the fixed account may be subject to any applicable account fees and premium taxes.

We will notify the Contractowner in writing at least 45 but not more than 75 days prior to the expiration date for any Guaranteed Period amount. A new Guaranteed Period of the same duration as the previous Guaranteed Period will begin automatically at the end of the previous Guaranteed Period, unless we receive, prior to the end of a Guaranteed Period, a written election by the Contractowner. The written election may request the transfer of the Guaranteed Period amount to a different Guaranteed Period account or to a variable Subaccount from among those being offered by us. Transfers of any Guaranteed Period amount which become effective upon the date of expiration of the applicable Guaranteed Period are not subject to the limitation of twelve transfers per Contract Year or the additional fixed account transfer restrictions.

Interest Adjustment

Any surrender, withdrawal or transfer of a Guaranteed Period amount before the end of the Guaranteed Period (other than dollar cost averaging, cross-reinvestment, Maximum Annual Withdrawals under Lincoln SmartSecurity (Reg. TM) Advantage or Regular Income Payments under i4LIFE (Reg. TM) Advantage) will be subject to the Interest Adjustment. A surrender, withdrawal or transfer effective upon the expiration date of the Guaranteed Period will not be subject to the Interest Adjustment. The Interest Adjustment will be applied to the amount being surrendered, withdrawn or transferred. The Interest Adjustment will be applied after the deduction of any applicable account fees and before any applicable transfer charges. Any transfer, withdrawal, or surrender of Contract Value from a fixed account will be increased or decreased by an Interest Adjustment, unless the transfer, withdrawal or surrender is effective:
 o during the free look period (See Return Privilege).
 o on the expiration date of a Guaranteed Period.
 o as a result of the death of the Contractowner or Annuitant.
 o subsequent to the diagnosis of a terminal illness of the Contractowner. Diagnosis of the terminal illness must be after the effective date of the contract and result in a life expectancy of less than one year, as determined by a qualified professional medical practitioner.
 o subsequent to the admittance of the Contractowner into an accredited nursing home or equivalent health care facility. Admittance into such facility must be after the effective date of the contract and continue for 90 consecutive days prior to the surrender or withdrawal.
 o subsequent to the permanent and total disability of the Contractowner if such disability begins after the effective date of the contract and prior to the 65th birthday of the Contractowner.
 o upon annuitization of the contract.

These provisions may not be applicable to your contract or available in your state. Please check with your registered representative regarding the availability of these provisions.

In general, the Interest Adjustment reflects the relationship between the yield rate in effect at the time a Purchase Payment is allocated to a Guaranteed Period under the contract and the yield rate in effect at the time of the Purchase Payment's surrender, withdrawal or transfer. It also reflects the time remaining in the Guaranteed Period. If the yield rate at the time of the surrender, withdrawal or transfer is lower than the yield rate at the time the Purchase Payment was allocated, then the application of the Interest Adjustment will generally result in a higher payment at the time of the surrender, withdrawal or transfer. Similarly, if the yield rate at the time of surrender, withdrawal or transfer is higher than the yield rate at the time of the allocation of the Purchase Payment, then the application of the Interest Adjustment will generally result in a lower payment at the time of the surrender, withdrawal or transfer. The yield rate is published by the Federal Reserve Board.

The Interest Adjustment is calculated by multiplying the transaction amount by:


  (1+A)n
---------
          -1
  (1+B)n

where:
A   =
B   =
n   =



whe
A   yield rate for a U.S. Treasury security with time to maturity equal to the Guaranteed Period, determined at the beginning of the Guaranteed Period.
B   yield rate for a U.S. Treasury security with time to maturity equal to the time remaining in the Guaranteed Period if greater than one year, determined at the time of surrender, withdrawal or transfer. For remaining periods of one year or less, the yield rate for a one year U.S. Treasury security is used.
n   The number of years remaining in the Guaranteed Period (e.g., 1 year and 73 days = 1 + (73 divided by 365) = 1.2 years)
    Straight-Line interpolation is used for periods to maturity not quoted.

See the SAI for examples of the application of the Interest Adjustment.


Small Contract Surrenders

We may surrender your contract, in accordance with New York law if:
 o your Contract Value drops below certain state specified minimum amounts ($2,000 or less) for any reason, including if your Contract Value decreases due to the performance of the Subaccounts you selected;
 o no Gross Purchase Payments have been received for three (3) full, consecutive Contract Years; and
 o the annuity benefit at the Annuity Commencement Date would be less than $20.00 per month.

At least 60 days before we surrender your contract, we will send you a letter at your last address we have on file, to inform you that your contract will be surrendered. You will have the opportunity to make additional Gross Purchase Payments to bring your Contract Value above the minimum level to avoid surrender. We will not surrender your contract if you are receiving guaranteed payments from us under one of the Living Benefit Riders.


Delay of Payments

Contract proceeds from the VAA will be paid within seven days, except:
 o when the NYSE is closed (other than weekends and holidays);
 o times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or
 o when the SEC so orders to protect Contractowners.

If, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we will delay payment of any transfer, partial withdrawal, surrender, loan, or Death Benefit from the money market sub-account until the fund is liquidated. Payment of contract proceeds from the fixed account may be delayed for up to six months.

Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a Purchase Payment and/or deny payment of a request for transfers, withdrawals, surrenders, or Death Benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a Contractowner's account to government regulators.


Reinvestment Privilege

You may elect to make a reinvestment purchase with any part of the proceeds of a surrender/withdrawal, without a new sales charge.

This election must be made by your written authorization to us on an approved Lincoln reinvestment form and received in our Servicing Office within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a contract covered by this prospectus. In the case of a qualified retirement plan, a representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this prospectus are designed. The number of Accumulation Units which will be credited when the proceeds are reinvested will be based on the value of the Accumulation Unit(s) on the next Valuation Date. This computation will occur following receipt of the proceeds and request for reinvestment at the Servicing Office. You may utilize the reinvestment privilege only once. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate transactions (and a Form 1099 may be issued, if applicable). Any taxable distribution that is reinvested may still be reported as taxable. You should consult a tax adviser before you request a surrender/withdrawal or subsequent reinvestment purchase.


Amendment of Contract

We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state's insurance department (if required).

Distribution of the Contracts
Lincoln Financial Distributors ("LFD") serves as Principal Underwriter of this contract. LFD is affiliated with Lincoln New York and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA. While this contract is only sold by a limited number of broker-dealers, we do make payments to other broker-dealers for the sale of other contracts. The Principal Underwriter has entered into selling agreements with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively "LFN"), also affiliates of ours. The Principal Underwriter has also entered into selling agreements with broker-dealers that are unaffiliated with us ("Selling Firms"). While the Principal Underwriter has the legal authority to make payments to broker-dealers which have entered into selling agreements, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. The Principal Underwriter may also offer "non-cash compensation", as defined under FINRA's rules, which includes among other things, merchandise, gifts, marketing support, sponsorships, seminars, entertainment and travel expenses. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the contract to you or for any alternative proposal that may have been presented to you. You may wish to take such compensation payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a contract. The following paragraphs describe how payments are made by us and the Principal Underwriter to various parties.

Compensation Paid to LFN. The maximum commission the Principal Underwriter pays to LFN is 5.00% of Purchase Payments, plus 0.25% annual trail compensation beginning in years two and beyond. LFN may elect to receive a lower commission when a Purchase Payment is made along with an earlier quarterly payment based on Contract Value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to LFN is 5.00% of annuitized value and/or ongoing annual compensation of up to 0.50% of annuity value or statutory reserves.

Lincoln New York also pays for the operating and other expenses of LFN, including the following sales expenses: sales representative training allowances; compensation and bonuses for LFN's management team; advertising expenses; and all other expenses of distributing the contracts. LFN pays its sales representatives a portion of the commissions received for their sales of contracts. LFN sales representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements. In addition, LFN sales representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts may help LFN sales representatives and/or their managers qualify for such benefits. LFN sales representatives and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

Compensation Paid to Unaffiliated Selling Firms. The Principal Underwriter pays commissions to all Selling Firms. The maximum commission the Principal Underwriter pays to Selling Firms, other than LFN, is 5.25% of Purchase Payments, plus 0.35% annual trail compensation beginning in years two and beyond. Some Selling Firms may elect to receive a lower commission when a Purchase Payment is made along with an earlier quarterly payment based on Contract Value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to Selling Firms is 5.25% of annuitized value and/or ongoing annual compensation of up to 0.60% of annuity value or statutory reserves. LFD also acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts.

LFD may pay certain Selling Firms or their affiliates additional amounts for, among other things: (1) "preferred product" treatment of the contracts in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the contracts; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; (5) and inclusion in the financial products the Selling Firm offers.

Lincoln New York may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. LFD, as wholesaler, may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards.

These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. Additional information relating to compensation paid in 2013 is contained in the SAI.

Compensation Paid to Other Parties. Depending on the particular selling arrangements, there may be others whom LFD compensates for the distribution activities. For example, LFD may compensate certain "wholesalers", who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to Contractowners or the Separate Account. All compensation is paid from our resources, which include fees and charges imposed on your contract.


Contractowner Questions

The obligations to purchasers under the contracts are those of Lincoln New York. This prospectus provides a general description of the material features of the contract. Questions about your contract should be directed to us at 1-888-868-2583.



Federal Tax Matters

Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules found in the Internal Revenue Code ("Code"), Treasury Regulations and applicable IRS guidance to your individual situation.


Nonqualified Annuities

This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan, such as an IRA or a section 403(b) plan, receiving special tax treatment under the Code. We may not offer nonqualified annuities for all of our annuity products.


Tax Deferral On Earnings

Under the Code, you are generally not subject to tax on any increase in your Contract Value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
 o An individual must own the contract (or the Code must treat the contract as owned by an individual).
 o The investments of the VAA must be "adequately diversified" in accordance with Treasury regulations.
 o Your right to choose particular investments for a contract must be limited.
 o The Annuity Commencement Date must not occur near the end of the Annuitant's life expectancy.


Contracts Not Owned By An Individual

If a contract is owned by an entity (rather than an individual) the Code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the contract pays tax currently on the excess of the Contract Value over the Purchase Payments for the contract. Examples of contracts where the owner pays current tax on the contract's earnings, Bonus Credits and Persistency Credits, if applicable, are contracts issued to a corporation or a trust. Some exceptions to the rule are:
 o Contracts in which the named owner is a trust or other entity that holds the contract as an agent for an individual; however, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees;
 o Immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase and substantially equal periodic payments are made, not less frequently than annually, during the Annuity Payout period;
 o Contracts acquired by an estate of a decedent;
 o Certain qualified contracts;
 o Contracts purchased by employers upon the termination of certain qualified plans; and
 o Certain contracts used in connection with structured settlement agreements.


Investments In The VAA Must Be Diversified

For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." Treasury regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the Contract Value over the contract Gross Purchase Payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the Treasury regulations so that the VAA will be considered "adequately diversified."

Restrictions

The Code limits your right to choose particular investments for the contract. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate Contract Values among the Subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, Bonus Credits, Persistency Credits and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent in an attempt to prevent you from being considered as the owner of the assets of the VAA for purposes of the Code.


Loss Of Interest Deduction

After June 8, 1997, if a contract is issued to a taxpayer that is not an individual, or if a contract is held for the benefit of an entity, the entity may lose a portion of its deduction for otherwise deductible interest expenses. However, this rule does not apply to a contract owned by an entity engaged in a trade or business that covers the life of one individual who is either (i) a 20% Owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the contract. This rule also does not apply to a contract owned by an entity engaged in a trade or business that covers the joint lives of the 20% Owner or the entity and the Owner's spouse at the time first covered by the contract.


Age At Which Annuity Payouts Begin

The Code does not expressly identify a particular age by which Annuity Payouts must begin. However, those rules do require that an annuity contract provide for amortization, through Annuity Payouts, of the contract's Purchase Payments, Bonus Credits, Persistency Credits and earnings. If Annuity Payouts under the contract begin or are scheduled to begin on a date past the Annuitant's 85th birthday, it is possible that the contract will not be treated as an annuity for purposes of the Code. In that event, you would be currently taxed on the excess of the Contract Value over the Purchase Payments of the contract.


Tax Treatment Of Payments

We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that your contract will be treated as an annuity under the Code and that any increase in your Contract Value will not be taxed until there is a distribution from your contract.


Taxation Of Withdrawals And Surrenders

You will pay tax on withdrawals to the extent your Contract Value exceeds your Purchase Payments in the contract. This income (and all other income from your contract) is considered ordinary income (and does not receive capital gains treatment and is not qualified dividend income). A higher rate of tax is paid on ordinary income than on capital gains. You will pay tax on a surrender to the extent the amount you receive exceeds your Purchase Payments. In certain circumstances, your Purchase Payments are reduced by amounts received from your contract that were not included in income. Surrender and reinstatement of your contract will generally be taxed as a withdrawal. If your contract has a Living Benefit Rider, and if the guaranteed amount under that rider immediately before a withdrawal exceeds your Contract Value, the Code may require that you include those additional amounts in your income. Please consult your tax adviser.


Taxation Of Annuity Payouts, Including Regular Income Payments

The Code imposes tax on a portion of each Annuity Payout (at ordinary income tax rates) and treats a portion as a nontaxable return of your Purchase Payments in the contract. We will notify you annually of the taxable amount of your Annuity Payout. Once you have recovered the total amount of the Gross Purchase Payment in the contract, you will pay tax on the full amount of your Annuity Payouts. If Annuity Payouts end because of the Annuitant's death and before the total amount in the contract has been distributed, the amount not received will generally be deductible. If withdrawals, other than Regular Income Payments, are taken from i4LIFE (Reg. TM) Advantage during the Access Period, they are taxed subject to an exclusion ratio that is determined based on the amount of the payment.


Taxation Of Death Benefits

We may distribute amounts from your contract because of the death of a Contractowner or an Annuitant. The tax treatment of these amounts depends on whether the Contractowner or the Annuitant dies before or after the Annuity Commencement Date.

Death prior to the Annuity Commencement Date:
 o If the Beneficiary receives Death Benefits under an Annuity Payout option, they are taxed in the same manner as Annuity Payouts.
 o If the Beneficiary does not receive Death Benefits under an Annuity Payout option, they are taxed in the same manner as a withdrawal.

Death after the Annuity Commencement Date:
 o If Death Benefits are received in accordance with the existing Annuity Payout option following the death of a Contractowner who is not the Annuitant, they are excludible from income in the same manner as the Annuity Payout prior to the death of the Contractowner.

 o If Death Benefits are received in accordance with the existing Annuity Payout option following the death of the Annuitant (whether or not the Annuitant is also the Contractowner), the Death Benefits are excludible from income if they do not exceed the Purchase Payments not yet distributed from the contract. All Annuity Payouts in excess of the Purchase Payments not previously received are includible in income.
 o If Death Benefits are received in a lump sum, the Code imposes tax on the amount of Death Benefits which exceeds the amount of Gross Purchase Payments not previously received.


Penalty Taxes Payable On Withdrawals, Surrenders, Or Annuity Payouts

The Code may impose a 10% penalty tax on any distribution from your contract which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders, or Annuity Payouts that:
 o you receive on or after you reach 591/2,
 o you receive because you became disabled (as defined in the Code),
 o you receive from an immediate annuity,
 o a Beneficiary receives on or after your death, or
 o you receive as a series of substantially equal periodic payments based on your life or life expectancy (non-natural owners holding as agent for an individual do not qualify).


Unearned Income Medicare Contribution

Congress enacted the "Unearned Income Medicare Contribution" as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's "unearned income", or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of distributions that you take from your annuity contract. The tax is effective for tax years after December 31, 2012. If you take a distribution from your contract that may be subject to the tax, we will include a Distribution Code "D" in Box 7 of the Form 1099-R issued to report the distribution. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.


Special Rules If You Own More Than One Annuity Contract

In certain circumstances, you must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an Annuity Payout, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an Annuity Payout that you must include in income and the amount that might be subject to the penalty tax described previously.


Loans and Assignments

Except for certain qualified contracts, the Code treats any amount received as a loan under your contract, and any assignment or pledge (or agreement to assign or pledge) of any portion of your Contract Value, as a withdrawal of such amount or portion.


Gifting A Contract

If you transfer ownership of your contract to a person other than to your spouse (or to your former spouse incident to divorce), and receive a payment less than your Contract's Value, you will pay tax on your Contract Value to the extent it exceeds your Purchase Payments not previously received. The new owner's Gross Purchase Payments in the contract would then be increased to reflect the amount included in income.


Charges for Additional Benefits

Your contract automatically includes a basic Death Benefit and may include other optional riders. Certain enhancements to the basic Death Benefit may also be available to you. The cost of the basic Death Benefit and any additional benefit are deducted from your contract. It is possible that the tax law may treat all or a portion of the Death Benefit and other optional rider charges, if any, as a contract withdrawal.


Special Considerations for Same-Sex Spouses

The U.S. Supreme Court recently held same-sex spouses who have been married under state law will now be treated as spouses for purposes of federal law. You are strongly encouraged to consult a tax advisor before electing spousal rights under the contract.


Qualified Retirement Plans

We also designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the Code. Contracts issued to or in connection with a qualified retirement plan are called "qualified contracts." We issue contracts for use with various types of qualified retirement plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified retirement plans. Persons planning to use the contract in connection with a qualified retirement plan should obtain advice from a competent tax adviser.


Types of Qualified Contracts and Terms of Contracts

Qualified retirement plans may include the following:
 o Individual Retirement Accounts and Annuities ("Traditional IRAs")
 o Roth IRAs
 o Traditional IRA that is part of a Simplified Employee Pension Plan ("SEP")
 o SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
 o 401(a) / (k) plans (qualified corporate employee pension and profit-sharing plans)
 o 403(a) plans (qualified annuity plans)
 o 403(b) plans (public school system and tax-exempt organization annuity plans)
 o H.R. 10 or Keogh Plans (self-employed individual plans)
 o 457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)

Our individual variable annuity products are not available for use with any of the foregoing qualified retirement plan accounts, with the exception of Traditional IRA, SEP IRA, and Roth IRA arrangements. We will amend contracts to be used with a qualified retirement plan as generally necessary to conform to the Code's requirements for the type of plan. However, the rights of a person to any qualified retirement plan benefits may be subject to the plan's terms and conditions, regardless of the contract's terms and conditions. In addition, we are not bound by the terms and conditions of qualified retirement plans to the extent such terms and conditions contradict the contract, unless we consent.


Tax Treatment of Qualified Contracts

The Federal income tax rules applicable to qualified retirement plans and qualified contracts vary with the type of plan and contract. For example:
 o Federal tax rules limit the amount of Purchase Payments that can be made, and the tax deduction or exclusion that may be allowed for the Purchase Payments. These limits vary depending on the type of qualified retirement plan and the participant's specific circumstances (e.g., the participant's compensation).
 o Minimum annual distributions are required under some qualified retirement plans once you reach age 701/2 or retire, if later as described below.
 o Loans are allowed under certain types of qualified retirement plans, but Federal income tax rules prohibit loans under other types of qualified retirement plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan's duration, the rate of interest, and the manner of repayment. Your contract or plan may not permit loans.

Please note that qualified retirement plans such as 403(b) plans, 401(k) plans and IRAs generally defer taxation of contributions and earnings until distribution. As such, an annuity does not provide any additional tax deferral benefit beyond the qualified retirement plan itself.


Tax Treatment of Payments

The Federal income tax rules generally include distributions from a qualified contract in the participant's income as ordinary income. These taxable distributions will include Gross Purchase Payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for Purchase Payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.


Required Minimum Distributions

Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by April 1 of the year following the year you attain age 70 1/2 or retire, if later. You are required to take distributions from your traditional IRAs by April 1 of the year following the year you reach age 70 1/2. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.

Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.

Treasury regulations applicable to required minimum distributions include a rule that may impact the distribution method you have chosen and the amount of your distributions. Under these regulations, the presence of an enhanced Death Benefit, or other benefit which could provide additional value to your contract, may require you to take additional distributions. An enhanced Death Benefit is any Death Benefit that has the potential to pay more than the Contract Value or a return of Purchase Payments. Annuity contracts inside Custodial or Trusteed IRAs will also be subject to these regulations. Please contact your tax adviser regarding any tax ramifications.


Federal Penalty Tax on Early Distributions from Qualified Retirement Plans

The Code may impose a 10% penalty tax on an early distribution from a qualified contract that must be included in income. The Code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, the 10% penalty tax will not apply to any of the following withdrawals, surrenders, or Annuity Payouts:
 o Distribution received on or after the Annuitant reaches 591/2
 o Distribution received on or after the Annuitant's death or because of the Annuitant's disability (as defined in the Code)
 o Distribution received as a series of substantially equal periodic payments based on the Annuitant's life (or life expectancy), or
 o Distribution received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified retirement plans. However, the specific requirements of the exception may vary.


Unearned Income Medicare Contribution

Congress enacted the "Unearned Income Medicare Contribution" as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's "unearned income", or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Distributions that you take from your contract are not included in the calculation of unearned income because your contract is qualified plan contract. However, the amount of any such distribution is included in determining whether you exceed the modified adjusted gross income threshold. The tax is effective for tax years after December 31, 2012. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.


Transfers and Direct Rollovers

As a result of Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. The Pension Protection Act of 2006 (PPA) permits direct conversions from certain qualified, 403(b) or 457(b) plans to Roth IRAs (effective for distributions after 2007). There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.

The IRS issued Announcement 2014-15 following the Tax Court's decision in Bobrow v. Commissioner, T.C. Memo. 2014-21. In the Announcement, the IRS stated its intent to apply the one-rollover-per-year limitation of 408(d)(3)(B) on an aggregate basis to all IRAs that an individual owns. This means that an individual cannot make a tax-free IRA-to-IRA rollover if he or she has made such a rollover involving any of the individual's IRAs in the current tax year. If an intended rollover does not qualify for tax-free rollover treatment, contributions to your IRA may constitute excess contributions that may exceed contribution limits. This one-rollover-per-year limitation does not apply to direct trustee-to-trustee transfers.


Death Benefit and IRAs

Pursuant to IRS regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the Death Benefit from being provided under the contract when we issue the contract as a Traditional or Roth IRA. However, the law is unclear and it is possible that the presence of the Death Benefit under a contract issued as a Traditional or Roth IRA could result in increased taxes to you. Certain Death Benefit options may not be available for all of our products.


Federal Income Tax Withholding

We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or Annuity Payout is requested, we will give you an explanation of the withholding requirements.

Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or
(b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.


Our Tax Status

Under the Code, we are not required to pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. However, the Company does expect, to the extent permitted under the Code, to claim the benefit of the foreign tax credit as the owner of the assets of the VAA. Therefore, we do not impose a charge for Federal income taxes. If there are any changes in the Code that require us to pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.


Changes in the Law

The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.



Additional Information

Voting Rights
As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of Contractowners who have interests in any Subaccounts which invest in classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.

The number of votes which you have the right to cast will be determined by applying your percentage interest in a Subaccount to the total number of votes attributable to the Subaccount. In determining the number of votes, fractional shares will be recognized.

Each underlying fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "quorum"), and the percentage of such shares present in person or by proxy which must vote in favor of matters presented. Because shares of the underlying fund held in the VAA are owned by us, and because under the 1940 Act we will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each Contractowner provide their voting instructions to us. Even though Contractowners may choose not to provide voting instruction, the shares of a fund to which such Contractowners would have been entitled to provide voting instruction will, subject to fair representation requirements, be voted by us in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of Contractowners could determine the outcome of matters subject to shareholder vote. All shares voted by us will be counted when the underlying fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever a shareholders meeting is called, we will provide or make available to each person having a voting interest in a Subaccount proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln New York may vote fund shares. See Investments of the Variable Annuity Account - Fund Shares.


Return Privilege

Within the free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid, to Lincoln Life & Annuity Company of New York at PO Box 2348, Fort Wayne, IN 46801-2348. A contract canceled under this provision will be void. Except as explained in the following paragraph, we will return the Contract Value as of the Valuation Date on which we receive the cancellation request, plus any premium taxes which had been deducted. A purchaser who participates in the VAA is subject to the risk of a market loss on the Contract Value during the free-look period.

IRA purchasers will receive the greater of Gross Purchase Payments or Contract Value as of the Valuation Date on which we receive the cancellation request.

State Regulation

As a life insurance company organized and operated under New York law, we are subject to provisions governing life insurers and to regulation by the New York Superintendent of Insurance. Our books and accounts are subject to review and examination by the New York State Department of Financial Services at all times. A full examination of our operations is conducted by that Department at least every five years.


Records and Reports

As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the Servicing Office, at least semi-annually after the first Contract Year, reports containing information required by that Act or any other applicable law or regulation. Administrative services necessary for the operations of the VAA and the contracts are currently provided by Lincoln Life. However, neither the assets of Lincoln Life nor the assets of LNC support the obligation of Lincoln New York under the contracts.

A written confirmation of each transaction will be mailed to you on the next Valuation Date, except for the following transactions, which are mailed quarterly:
 o deduction of the account fee and rider charges;
 o crediting of persistency credits, if applicable;
 o any rebalancing event under Asset Allocation Models, Investment Requirements or the portfolio rebalancing service; and
 o any transfer or withdrawal under dollar cost averaging, AWS, or the cross-reinvestment service.


Other Information

You may elect to receive your prospectus, prospectus supplements, quarterly statements, and annual and semiannual reports electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center, or contacting us. To learn more about this service, please log on to www.LincolnFinancial.com, select service centers and continue on through the Internet Service Center.



Legal Proceedings
In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.

After consultation with legal counsel and a review of available facts, it is management's opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period. Please refer to the Statement of Additional Information for possible additional information regarding Legal Proceedings.

Contents of the Statement of Additional Information (SAI) for Lincoln New York Account N for Variable Annuities


Item
Special Terms
Services
Principal Underwriter
Purchase of Securities Being Offered
Interest Adjustment Example
Annuity Payouts
Examples of Regular Income Payment Calculations
Determination of Accumulation and Annuity Unit Value
Capital Markets
Advertising & Ratings
More About the S&P Index
Unclaimed Property
Additional Services
Other Information
Financial Statements

For a free copy of the SAI complete the form below:







                Statement of Additional Information Request Card
                    Lincoln ChoicePlus AssuranceSM (A Class)
               Lincoln New York Account N for Variable Annuities









   .
Please send me a free copy of the current Statement of Additional Information for Lincoln New York Account N for Variable Annuities Lincoln ChoicePlus AssuranceSM (A Class).


                                 (Please Print)


Name: -------------------------------------------------------------------------






Address: ----------------------------------------------------------------------














City --------------------------------------------------- State ---------
Zip ---------


Mail to Lincoln Life & Annuity Company of New York, PO Box 2348, Fort Wayne, IN 46801-2348.

                     (This page intentionally left blank)

Appendix A - Condensed Financial Information

Accumulation Unit Values
The following information relates to Accumulation Unit values and Accumulation Units for contracts purchased prior to November 15, 2010 for funds in the periods ended December 31. It should be read along with the VAA's financial statement and notes which are included in the SAI.**


                       with EGMDB                           with GOP                         Acct Value DB
          ------------------------------------ ---------------------------------- ------------------------------------
            Accumulation unit                   Accumulation unit                   Accumulation unit
                  value                               value                               value
          ----------------------   Number of   --------------------   Number of   ----------------------   Number of
           Beginning    End of    accumulation  Beginning   End of   accumulation  Beginning    End of    accumulation
           of period    period       units      of period   period      units      of period    period       units
          ----------- ---------- ------------- ----------- -------- ------------- ----------- ---------- -------------
                       (Accumulation unit value in dollars and Number of accumulation units in thousands)
ABVPSF Global Thematic Growth
2008  .       N/A         N/A         N/A          N/A        N/A        N/A          N/A         N/A         N/A
2009  .       N/A         N/A         N/A          N/A        N/A        N/A          N/A         N/A         N/A
2010  .       N/A         N/A         N/A          N/A        N/A        N/A          N/A         N/A         N/A
2011  .       N/A         N/A         N/A          N/A        N/A        N/A          N/A         N/A         N/A
2012  .       N/A         N/A         N/A          N/A        N/A        N/A          N/A         N/A         N/A
2013  .       N/A         N/A         N/A          N/A        N/A        N/A          N/A         N/A         N/A
---------     --          --          ---          --         ---        ---          --          --          --------
ABVPSF Growth and Income(1)
2008  .       N/A         N/A         N/A          N/A        N/A        N/A          N/A         N/A         N/A
2009  .       N/A         N/A         N/A          6.511     7.504         1*         N/A         N/A         N/A
2010  .       N/A         N/A         N/A          7.504     8.401         1*         N/A         N/A         N/A
2011  .       N/A         N/A         N/A          8.401     8.844         1*         N/A         N/A         N/A
2012  .       N/A         N/A         N/A          8.844    10.292         1*         N/A         N/A         N/A
2013  .       N/A         N/A         N/A         10.292    12.069         1*         N/A         N/A         N/A
---------     --          --          ---         ------    ------       ---          --          --          --------
ABVPSF International Value(2)
2008  .       9.072      5.190          1*         9.945     5.206         5         10.050      5.217          1*
2009  .       5.190      6.910         14          5.206     6.943        14          5.217      6.965          1*
2010  .       6.910      7.143         28          6.943     7.187        43          6.965      7.217          4
2011  .       7.143      5.703         30          7.187     5.747        45          7.217      5.776          1*
2012  .       5.703      6.454         29          5.747     6.514        43          5.776      6.554          1*
2013  .       6.454      7.122         28          6.514     7.192        41          6.554      7.239          1*
---------     -----      -----        ---         ------    ------       ---         ------      -----        ---
ABVPSF Small/Mid Cap Value
2008  .       9.824      6.454          1*         9.809     6.475         5          9.670      6.489          1*
2009  .       6.454      9.125          3          6.475     9.168         5          6.489      9.198          1*
2010  .       9.125     11.448          3          9.168    11.519         3          9.198     11.567          1*
2011  .      11.448     10.367          1*        11.519    10.447         2         11.567     10.502          1*
2012  .      10.367     12.173          1*        10.447    12.284         2         10.502     12.361          1*
2013  .      12.173     16.603          1*        12.284    16.781         1*        12.361     16.902          1*
---------    ------     ------        ---         ------    ------       ---         ------     ------        ---
American Century VP Inflation Protection(3)
2008  .       N/A         N/A         N/A         10.290    10.546         3          N/A         N/A         N/A
2009  .      10.909     11.485          1*        10.546    11.538         8          N/A         N/A         N/A
2010  .      11.485     11.962          7         11.538    12.036        23          N/A         N/A         N/A
2011  .      11.962     13.247         10         12.036    13.349        23          N/A         N/A         N/A
2012  .      13.247     14.098          7         13.349    14.228        21          N/A         N/A         N/A
2013  .      14.098     13.831          3         14.228    13.967        21          N/A         N/A         N/A
---------    ------     ------        ---         ------    ------       ---         ------     ------        ---
American Funds Global Growth
2008  .       6.601      7.174          1*        10.728     7.197         3          N/A         N/A         N/A
2009  .       7.174     10.117          3          7.197    10.164         6          7.651     10.196          1*
2010  .      10.117     11.204          7         10.164    11.273         7         10.196     11.319          1*
2011  .      11.204     10.117          6         11.273    10.195         7         11.319     10.247          1*
2012  .      10.117     12.289          6         10.195    12.402         7         10.247     12.477          1*
2013  .      12.289     15.732          9         12.402    15.901         7         12.477     16.013          1*
---------    ------     ------        ---         ------    ------       ---         ------     ------        ---
American Funds Global Small Capitalization
2008  .       5.543      5.759          1*        11.383     5.778         9         11.409      5.790          1*
2009  .       5.759      9.207         12          5.778     9.250        15          5.790      9.279          1*
2010  .       9.207     11.169         23          9.250    11.239        32          9.279     11.285          2
2011  .      11.169      8.950         24         11.239     9.019        40         11.285      9.066          3
2012  .       8.950     10.482         23          9.019    10.579        38          9.066     10.644          3
2013  .      10.482     13.326         22         10.579    13.469        29         10.644     13.566          3
---------    ------     ------        ---         ------    ------       ---         ------     ------        ---

                       with EGMDB                            with GOP                          Acct Value DB
          ------------------------------------ ------------------------------------ ------------------------------------
            Accumulation unit                    Accumulation unit                    Accumulation unit
                  value                                value                                value
          ----------------------   Number of   ----------------------   Number of   ----------------------   Number of
           Beginning    End of    accumulation  Beginning    End of    accumulation  Beginning    End of    accumulation
           of period    period       units      of period    period       units      of period    period       units
          ----------- ---------- ------------- ----------- ---------- ------------- ----------- ---------- -------------
                        (Accumulation unit value in dollars and Number of accumulation units in thousands)
American Funds Growth
2008  .       9.874      6.224          4         10.870      6.244          3          N/A         N/A         N/A
2009  .       6.224      8.599         11          6.244      8.639         10          N/A         N/A         N/A
2010  .       8.599     10.114         10          8.639     10.177         21          8.666     10.219          2
2011  .      10.114      9.595          5         10.177      9.669         22         10.219      9.718          3
2012  .       9.595     11.210          7          9.669     11.313         16          9.718     11.383          3
2013  .      11.210     14.454          6         11.313     14.609         13         11.383     14.713          3
---------    ------     ------         --         ------     ------         --         ------     ------        ---
American Funds Growth-Income
2008  .       9.752      6.442          4          9.729      6.462         23          9.640      6.476          1*
2009  .       6.442      8.378         35          6.462      8.417         44          6.476      8.444          2
2010  .       8.378      9.252         57          8.417      9.309         94          8.444      9.347          8
2011  .       9.252      9.001         44          9.309      9.070        115          9.347      9.117          8
2012  .       9.001     10.480         42          9.070     10.577         90          9.117     10.641          8
2013  .      10.480     13.866         39         10.577     14.014         72         10.641     14.114          8
---------    ------     ------         --         ------     ------        ---         ------     ------        ---
American Funds International
2008  .      11.170      7.133          1*         N/A         N/A         N/A          N/A         N/A         N/A
2009  .       7.133     10.114          1*         N/A         N/A         N/A          N/A         N/A         N/A
2010  .      10.114     10.749          3         10.160     10.813          3          N/A         N/A         N/A
2011  .      10.749      9.165          4         10.813      9.234         16         10.858      9.281          3
2012  .       9.165     10.709          5          9.234     10.806         18          9.281     10.872          3
2013  .      10.709     12.910          5         10.806     13.046         17         10.872     13.139          3
---------    ------     ------         --         ------     ------        ---         ------     ------        ---
BlackRock Global Allocation V.I.
2009  .      11.483     11.623          1*         N/A         N/A         N/A          N/A         N/A         N/A
2010  .      11.623     12.644          1*        11.634     12.674          9          N/A         N/A         N/A
2011  .      12.644     12.074          1*        12.674     12.121         10          N/A         N/A         N/A
2012  .      12.074     13.159          1*        12.121     13.230          9          N/A         N/A         N/A
2013  .      13.159     14.921          1*        13.230     15.024          7          N/A         N/A         N/A
---------    ------     ------         --         ------     ------        ---         ------     ------        ---
Delaware VIP Diversified Income
2008  .       N/A         N/A         N/A          9.768     10.158          1*         N/A         N/A         N/A
2009  .       9.889     12.711          6         10.158     12.770         10          N/A         N/A         N/A
2010  .      12.711     13.588         22         12.770     13.672         36         12.810     13.729          2
2011  .      13.588     14.295         21         13.672     14.405         40         13.729     14.479          2
2012  .      14.295     15.141         22         14.405     15.280         38         14.479     15.374          2
2013  .      15.141     14.792         22         15.280     14.950         31         15.374     15.057          3
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
Delaware VIP Emerging Markets
2008  .       N/A         N/A         N/A         11.619      5.787          3          N/A         N/A         N/A
2009  .       N/A         N/A         N/A          5.787     10.205          4          N/A         N/A         N/A
2010  .      10.165     11.908          2         10.205     11.973          7          N/A         N/A         N/A
2011  .      11.908      9.441          4         11.973      9.507          7          N/A         N/A         N/A
2012  .       9.441     10.684          3          9.507     10.775          7          N/A         N/A         N/A
2013  .      10.684     11.632          2         10.775     11.748          6          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
Delaware VIP High Yield
2008  .       N/A         N/A         N/A         10.320      7.766          2          N/A         N/A         N/A
2009  .      11.015     11.404          1*         7.766     11.458          3          N/A         N/A         N/A
2010  .      11.404     12.988          1*        11.458     13.068          1*         N/A         N/A         N/A
2011  .      12.988     13.172          1*        13.068     13.273          1*         N/A         N/A         N/A
2012  .      13.172     15.318          1*        13.273     15.460          1*         N/A         N/A         N/A
2013  .      15.318     16.544          1*        15.460     16.722          1*         N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
Delaware VIP Limited-Term Diversified Income
2008  .      10.389     10.210          1*        10.476     10.242         10         10.520     10.266          1*
2009  .      10.210     11.392         21         10.242     11.445         18         10.266     11.485          1*
2010  .      11.392     11.775         56         11.445     11.848         85         11.485     11.901          5
2011  .      11.775     11.968         54         11.848     12.060         91         11.901     12.127          7
2012  .      11.968     12.160         56         12.060     12.272         91         12.127     12.352          7
2013  .      12.160     11.891         65         12.272     12.019         95         12.352     12.109          8
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---

                       with EGMDB                            with GOP                          Acct Value DB
          ------------------------------------ ------------------------------------ ------------------------------------
            Accumulation unit                    Accumulation unit                    Accumulation unit
                  value                                value                                value
          ----------------------   Number of   ----------------------   Number of   ----------------------   Number of
           Beginning    End of    accumulation  Beginning    End of    accumulation  Beginning    End of    accumulation
           of period    period       units      of period    period       units      of period    period       units
          ----------- ---------- ------------- ----------- ---------- ------------- ----------- ---------- -------------
                        (Accumulation unit value in dollars and Number of accumulation units in thousands)
Delaware VIP REIT
2008  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2009  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2012  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2013  .       N/A         N/A         N/A         11.317     10.944          1*         N/A         N/A         N/A
---------     --          --          ---         ------     ------        ---          --          --          --------
Delaware VIP Small Cap Value
2008  .       N/A         N/A         N/A          6.264      6.909          1*         N/A         N/A         N/A
2009  .       N/A         N/A         N/A          6.909      9.022          2          N/A         N/A         N/A
2010  .       9.002     11.769          1*         9.022     11.813          1*         N/A         N/A         N/A
2011  .      11.769     11.478          1*        11.813     11.538          1*         N/A         N/A         N/A
2012  .      11.478     12.927          1*        11.538     13.013          1*         N/A         N/A         N/A
2013  .      12.927     17.059          1*        13.013     17.200          1*         N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---          --          --          --------
Delaware VIP Smid Cap Growth(4)
2008  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2009  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2012  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2013  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---          --          --          --------
Delaware VIP U.S. Growth
2008  .       N/A         N/A         N/A          9.068      6.321          1*         N/A         N/A         N/A
2009  .       6.313      8.925          8          6.321      8.967          7          6.601      8.995          1*
2010  .       8.925     10.043         22          8.967     10.105         32          8.995     10.150          2
2011  .      10.043     10.700         20         10.105     10.782         38         10.150     10.840          4
2012  .      10.700     12.296         19         10.782     12.409         36         10.840     12.488          4
2013  .      12.296     16.383         18         12.409     16.558         28         12.488     16.681          4
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
Delaware VIP Value
2008  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2009  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2012  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2013  .       N/A         N/A         N/A         12.698     14.182          1*         N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
DWS Alternative Asset Allocation
2009  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2012  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2013  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
Fidelity VIP Contrafund
2008  .       9.799      6.635          1*        10.493      6.656          8         10.430      6.671          1*
2009  .       6.635      8.908          1*         6.656      8.949         15          6.671      8.978          1*
2010  .       8.908     10.323          4          8.949     10.386         17          8.978     10.430          3
2011  .      10.323      9.945          4         10.386     10.021         16         10.430     10.074          3
2012  .       9.945     11.447          5         10.021     11.552         16         10.074     11.624          3
2013  .      11.447     14.856          2         11.552     15.015         13         11.624     15.124          3
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
Fidelity VIP Growth
2008  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2009  .       N/A         N/A         N/A          7.244      8.246          1*         N/A         N/A         N/A
2010  .       N/A         N/A         N/A          8.246     10.137          1*         N/A         N/A         N/A
2011  .       N/A         N/A         N/A         10.137     10.058          1*         N/A         N/A         N/A
2012  .       N/A         N/A         N/A         10.058     11.420          1*         N/A         N/A         N/A
2013  .       N/A         N/A         N/A         11.420     15.414          1*         N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---

                       with EGMDB                            with GOP                          Acct Value DB
          ------------------------------------ ------------------------------------ ------------------------------------
            Accumulation unit                    Accumulation unit                    Accumulation unit
                  value                                value                                value
          ----------------------   Number of   ----------------------   Number of   ----------------------   Number of
           Beginning    End of    accumulation  Beginning    End of    accumulation  Beginning    End of    accumulation
           of period    period       units      of period    period       units      of period    period       units
          ----------- ---------- ------------- ----------- ---------- ------------- ----------- ---------- -------------
                        (Accumulation unit value in dollars and Number of accumulation units in thousands)
Fidelity VIP Mid Cap
2008  .      10.543      6.925          1*         6.856      6.947          1*         N/A         N/A         N/A
2009  .       6.925      9.592          1*         6.947      9.636          1*         N/A         N/A         N/A
2010  .       9.592     12.222          2          9.636     12.297          6          9.667     12.348          1*
2011  .      12.222     10.798          3         12.297     10.880          7         12.348     10.937          1*
2012  .      10.798     12.260          3         10.880     12.372          7         10.937     12.448          1*
2013  .      12.260     16.508          3         12.372     16.684          6         12.448     16.804          1*
---------    ------     ------          -         ------     ------          -         ------     ------        ---
Fidelity VIP Overseas(5)
2008  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2009  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2012  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2013  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
FTVIPT Franklin Income Securities
2008  .       9.743      7.309          3          9.993      7.332          5          N/A         N/A         N/A
2009  .       7.309      9.821         15          7.332      9.867          7          7.808      9.898          1*
2010  .       9.821     10.967         19          9.867     11.035         20          9.898     11.080          1*
2011  .      10.967     11.128         24         11.035     11.213         24         11.080     11.271          1*
2012  .      11.128     12.423         23         11.213     12.538         15         11.271     12.615          1*
2013  .      12.423     14.028         11         12.538     14.179         14         12.615     14.280          1*
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
FTVIPT Franklin Small-Mid Cap Growth Securities(6)
2008  .       5.854      6.206          1*         N/A         N/A         N/A          9.153      6.239          1*
2009  .       6.206      8.831          5          7.319      8.872          2          6.239      8.901          1*
2010  .       8.831     11.169          6          8.872     11.238          2          8.901     11.286          1*
2011  .      11.169     10.534          6         11.238     10.615          3         11.286     10.671          1*
2012  .      10.534     11.573          5         10.615     11.679          3         10.671     11.753          1*
2013  .      11.573     13.524          5         11.679     13.656          3         11.753     13.748          1*
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
FTVIPT Mutual Shares Securities
2008  .       9.788      6.555          6          9.804      6.576         24          9.715      6.590          1*
2009  .       6.555      8.189         45          6.576      8.227         40          6.590      8.252          2
2010  .       8.189      9.024         67          8.227      9.079         90          8.252      9.117          7
2011  .       9.024      8.850         61          9.079      8.918         95          9.117      8.963          8
2012  .       8.850     10.020         56          8.918     10.112         86          8.963     10.174          7
2013  .      10.020     12.736         49         10.112     12.873         66         10.174     12.964          8
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
FTVIPT Templeton Global Bond Securities
2008  .      11.556     11.850          1*        11.676     11.888         11         11.985     11.914          1*
2009  .      11.850     13.937         11         11.888     14.003         16         11.914     14.046          1*
2010  .      13.937     15.808          9         14.003     15.906         11         14.046     15.971          1*
2011  .      15.808     15.530          5         15.906     15.650          7         15.971     15.730          1*
2012  .      15.530     17.710          4         15.650     17.873          6         15.730     17.982          1*
2013  .      17.710     17.837          6         17.873     18.029          6         17.982     18.157          1*
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
Goldman Sachs VIT Large Cap Value
2008  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2009  .      10.021     12.142          4         10.202     12.162          5          N/A         N/A         N/A
2010  .      12.142     13.344         18         12.162     13.385         28         12.176     13.414          2
2011  .      13.344     12.263         20         13.385     12.320         29         13.414     12.359          1*
2012  .      12.263     14.441         18         12.320     14.529         25         12.359     14.589          1*
2013  .      14.441     19.024         17         14.529     19.169         21         14.589     19.268          1*
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
Lord Abbett Fundamental Equity
2008  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2009  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2010  .      13.424     15.835          1*        13.446     15.885          2          N/A         N/A         N/A
2011  .      15.835     14.989          1*        15.885     15.058          2          N/A         N/A         N/A
2012  .      14.989     16.426          1*        15.058     16.528          2          N/A         N/A         N/A
2013  .      16.426     22.100          1*        16.528     22.270          1*         N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP American Global Growth
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2012  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2013  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---

                       with EGMDB                            with GOP                          Acct Value DB
          ------------------------------------ ------------------------------------ ------------------------------------
            Accumulation unit                    Accumulation unit                    Accumulation unit
                  value                                value                                value
          ----------------------   Number of   ----------------------   Number of   ----------------------   Number of
           Beginning    End of    accumulation  Beginning    End of    accumulation  Beginning    End of    accumulation
           of period    period       units      of period    period       units      of period    period       units
          ----------- ---------- ------------- ----------- ---------- ------------- ----------- ---------- -------------
                        (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP American Global Small Capitalization
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2012  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2013  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
---------     --          --          ---          --          --          ---          --          --          --------
LVIP American Growth
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2012  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2013  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
---------     --          --          ---          --          --          ---          --          --          --------
LVIP American Growth-Income
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2012  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2013  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
---------     --          --          ---          --          --          ---          --          --          --------
LVIP American International
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2012  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2013  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
---------     --          --          ---          --          --          ---          --          --          --------
LVIP Baron Growth Opportunities
2008  .       9.592      6.203          1*         6.281      6.223          1*         N/A         N/A         N/A
2009  .       6.203      8.503          1*         6.223      8.542          1*         N/A         N/A         N/A
2010  .       8.503     10.650          1*         8.542     10.716          4          N/A         N/A         N/A
2011  .      10.650     10.979          1*        10.716     11.063          3          N/A         N/A         N/A
2012  .      10.979     12.864          1*        11.063     12.984          3          N/A         N/A         N/A
2013  .       N/A         N/A         N/A         12.984     18.050          3          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---          --          --          --------
LVIP BlackRock Emerging Markets RPM
2012  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2013  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---          --          --          --------
LVIP BlackRock Equity Dividend RPM
2008  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2009  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2010  .       N/A         N/A         N/A          7.851      9.166          2          N/A         N/A         N/A
2011  .       N/A         N/A         N/A          9.166      8.842          3          N/A         N/A         N/A
2012  .       N/A         N/A         N/A          8.842     10.240          4          N/A         N/A         N/A
2013  .       N/A         N/A         N/A         10.240     11.985          4          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---          --          --          --------
LVIP BlackRock Global Allocation V.I. RPM
2013  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---          --          --          --------
LVIP BlackRock Inflation Protected Bond
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .      10.143     11.247          1*         N/A         N/A         N/A          N/A         N/A         N/A
2012  .      11.247     11.841         14          N/A         N/A         N/A          N/A         N/A         N/A
2013  .      11.841     10.729         16         11.627     10.787         13          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---          --          --          --------
LVIP Capital Growth
2008  .       9.415      6.208          1*         9.339      6.223          2          N/A         N/A         N/A
2009  .       6.208      8.277         16          6.223      8.309         13          6.537      8.331          1*
2010  .       8.277      9.733         32          8.309      9.786         44          8.331      9.823          4
2011  .       9.733      8.755         30          9.786      8.815         49          9.823      8.858          4
2012  .       8.755     10.305         29          8.815     10.392         48          8.858     10.452          4
2013  .      10.305     13.855         27         10.392     13.993         39         10.452     14.088          5
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP Clarion Global Real Estate
2008  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2009  .       6.236      6.447          1*         N/A         N/A         N/A          N/A         N/A         N/A
2010  .       6.447      7.517          1*         N/A         N/A         N/A          N/A         N/A         N/A
2011  .       7.517      6.788          1*         N/A         N/A         N/A          N/A         N/A         N/A
2012  .       6.788      8.368          1*         N/A         N/A         N/A          N/A         N/A         N/A
2013  .       8.368      8.546          1*         N/A         N/A         N/A          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---

                       with EGMDB                            with GOP                         Acct Value DB
          ------------------------------------ ------------------------------------ ----------------------------------
            Accumulation unit                    Accumulation unit                   Accumulation unit
                  value                                value                               value
          ----------------------   Number of   ----------------------   Number of   --------------------   Number of
           Beginning    End of    accumulation  Beginning    End of    accumulation  Beginning   End of   accumulation
           of period    period       units      of period    period       units      of period   period      units
          ----------- ---------- ------------- ----------- ---------- ------------- ----------- -------- -------------
                       (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Columbia Small-Mid Cap Growth RPM
2008  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2009  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2010  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2011  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2012  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2013  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
---------     --          --          ---          --          --          ---        ------    ------        ---
LVIP Delaware Bond
2008  .      10.592     10.013          2         10.533     10.044         21        10.631    10.065          1*
2009  .      10.013     11.757         35         10.044     11.811         37        10.065    11.848          1*
2010  .      11.757     12.597         76         11.811     12.674        125        11.848    12.726          8
2011  .      12.597     13.391         73         12.674     13.493        135        12.726    13.562         10
2012  .      13.391     14.098         72         13.493     14.227        130        13.562    14.314         10
2013  .      14.098     13.602         83         14.227     13.747        130        14.314    13.845         12
---------    ------     ------        ---         ------     ------        ---        ------    ------        ---
LVIP Delaware Diversified Floating Rate
2010  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2011  .      10.084      9.943          1*         N/A         N/A         N/A         N/A        N/A         N/A
2012  .       9.943     10.243          1*         N/A         N/A         N/A         N/A        N/A         N/A
2013  .      10.243     10.203          1*        10.219     10.261          1*        N/A        N/A         N/A
---------    ------     ------        ---         ------     ------        ---        ------    ------        ---
LVIP Delaware Foundation Aggressive Allocation(7)
2008  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2009  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2010  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2011  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2012  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2013  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
---------    ------     ------        ---         ------     ------        ---        ------    ------        ---
LVIP Delaware Growth and Income
2008  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2009  .       N/A         N/A         N/A          7.370      8.340          1*        N/A        N/A         N/A
2010  .       N/A         N/A         N/A          8.340      9.316          2         N/A        N/A         N/A
2011  .       N/A         N/A         N/A          9.316      9.325          3         N/A        N/A         N/A
2012  .       N/A         N/A         N/A          9.325     10.636          3         N/A        N/A         N/A
2013  .       N/A         N/A         N/A         10.636     14.018          3         N/A        N/A         N/A
---------    ------     ------        ---         ------     ------        ---        ------    ------        ---
LVIP Delaware Social Awareness
2008  .       N/A         N/A         N/A          9.372      6.675         21         N/A        N/A         N/A
2009  .       N/A         N/A         N/A          6.675      8.582         21         N/A        N/A         N/A
2010  .       N/A         N/A         N/A          8.582      9.470         19         N/A        N/A         N/A
2011  .       N/A         N/A         N/A          9.470      9.427         19         N/A        N/A         N/A
2012  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2013  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
---------    ------     ------        ---         ------     ------        ---        ------    ------        ---
LVIP Delaware Special Opportunities
2008  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2009  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2010  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2011  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2012  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2013  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
---------    ------     ------        ---         ------     ------        ---        ------    ------        ---
LVIP Dimensional Non-U.S. Equity RPM
2011  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2012  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2013  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
---------    ------     ------        ---         ------     ------        ---        ------    ------        ---
LVIP Dimensional U.S. Equity RPM
2011  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2012  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2013  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
---------    ------     ------        ---         ------     ------        ---        ------    ------        ---
LVIP Dimensional/Vanguard Total Bond
2011  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2012  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2013  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
---------    ------     ------        ---         ------     ------        ---        ------    ------        ---

                      with EGMDB                          with GOP                        Acct Value DB
          ---------------------------------- ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit                  Accumulation unit
                 value                              value                              value
          --------------------   Number of   --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- ------------- ----------- -------- -------------
                     (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Global Income
2009  .      10.846    10.722         1*        10.252   10.732          1*        N/A        N/A         N/A
2010  .      10.722    11.625         5         10.732   11.656          4         N/A        N/A         N/A
2011  .      11.625    11.617         5         11.656   11.664          5         N/A        N/A         N/A
2012  .      11.617    12.367         6         11.664   12.437          5         N/A        N/A         N/A
2013  .      12.367    11.881         4         12.437   11.966          6         N/A        N/A         N/A
---------    ------    ------         -         ------   ------          -      ----------- -------- -------------
LVIP JPMorgan High Yield
2010  .       N/A        N/A        N/A          N/A       N/A         N/A         N/A        N/A         N/A
2011  .       N/A        N/A        N/A          N/A       N/A         N/A         N/A        N/A         N/A
2012  .       N/A        N/A        N/A         12.371   12.578          1*        N/A        N/A         N/A
2013  .       N/A        N/A        N/A         12.578   13.270          1*        N/A        N/A         N/A
---------    ------    ------       ---         ------   ------        ---      ----------- -------- -------------
LVIP JPMorgan Mid Cap Value RPM
2008  .       N/A        N/A        N/A          N/A       N/A         N/A         N/A        N/A         N/A
2009  .       N/A        N/A        N/A          N/A       N/A         N/A         N/A        N/A         N/A
2010  .       N/A        N/A        N/A          N/A       N/A         N/A         N/A        N/A         N/A
2011  .       N/A        N/A        N/A          N/A       N/A         N/A         N/A        N/A         N/A
2012  .       N/A        N/A        N/A          N/A       N/A         N/A         N/A        N/A         N/A
2013  .      10.930    12.501         1*         N/A       N/A         N/A         N/A        N/A         N/A
---------    ------    ------       ---         ------   ------        ---      ----------- -------- -------------
LVIP Managed Risk Profile 2010
2008  .       N/A        N/A        N/A          N/A       N/A         N/A         N/A        N/A         N/A
2009  .       N/A        N/A        N/A          N/A       N/A         N/A         N/A        N/A         N/A
2010  .       N/A        N/A        N/A          N/A       N/A         N/A         N/A        N/A         N/A
2011  .       N/A        N/A        N/A          N/A       N/A         N/A         N/A        N/A         N/A
2012  .       N/A        N/A        N/A          N/A       N/A         N/A         N/A        N/A         N/A
2013  .       N/A        N/A        N/A          N/A       N/A         N/A         N/A        N/A         N/A
---------    ------    ------       ---         ------   ------        ---      ----------- -------- -------------
LVIP Managed Risk Profile 2020
2008  .       N/A        N/A        N/A          N/A       N/A         N/A         N/A        N/A         N/A
2009  .       N/A        N/A        N/A          N/A       N/A         N/A         N/A        N/A         N/A
2010  .       N/A        N/A        N/A          N/A       N/A         N/A         N/A        N/A         N/A
2011  .       N/A        N/A        N/A          N/A       N/A         N/A         N/A        N/A         N/A
2012  .       N/A        N/A        N/A          N/A       N/A         N/A         N/A        N/A         N/A
2013  .       N/A        N/A        N/A          N/A       N/A         N/A         N/A        N/A         N/A
---------    ------    ------       ---         ------   ------        ---      ----------- -------- -------------
LVIP Managed Risk Profile 2030
2008  .       N/A        N/A        N/A          N/A       N/A         N/A         N/A        N/A         N/A
2009  .       N/A        N/A        N/A          N/A       N/A         N/A         N/A        N/A         N/A
2010  .       N/A        N/A        N/A          N/A       N/A         N/A         N/A        N/A         N/A
2011  .       N/A        N/A        N/A          N/A       N/A         N/A         N/A        N/A         N/A
2012  .       N/A        N/A        N/A          N/A       N/A         N/A         N/A        N/A         N/A
2013  .       N/A        N/A        N/A          N/A       N/A         N/A         N/A        N/A         N/A
---------    ------    ------       ---         ------   ------        ---      ----------- -------- -------------
LVIP Managed Risk Profile 2040
2008  .       N/A        N/A        N/A          N/A       N/A         N/A         N/A        N/A         N/A
2009  .       N/A        N/A        N/A          N/A       N/A         N/A         N/A        N/A         N/A
2010  .       N/A        N/A        N/A          N/A       N/A         N/A         N/A        N/A         N/A
2011  .       N/A        N/A        N/A          N/A       N/A         N/A         N/A        N/A         N/A
2012  .       N/A        N/A        N/A          N/A       N/A         N/A         N/A        N/A         N/A
2013  .       N/A        N/A        N/A          N/A       N/A         N/A         N/A        N/A         N/A
---------    ------    ------       ---         ------   ------        ---      ----------- -------- -------------
LVIP Managed Risk Profile Conservative
2008  .       N/A        N/A        N/A          N/A       N/A         N/A         N/A        N/A         N/A
2009  .       N/A        N/A        N/A          N/A       N/A         N/A         N/A        N/A         N/A
2010  .       N/A        N/A        N/A         10.753   11.765         14         N/A        N/A         N/A
2011  .       N/A        N/A        N/A         11.765   12.077         14         N/A        N/A         N/A
2012  .       N/A        N/A        N/A         12.077   13.126         14         N/A        N/A         N/A
2013  .       N/A        N/A        N/A          N/A       N/A         N/A         N/A        N/A         N/A
---------    ------    ------       ---         ------   ------        ---      ----------- -------- -------------
LVIP Managed Risk Profile Growth
2008  .       N/A        N/A        N/A          N/A       N/A         N/A         N/A        N/A         N/A
2009  .       7.999     9.309        19          N/A       N/A         N/A         N/A        N/A         N/A
2010  .       9.309    10.372        19          9.352   10.436         17         N/A        N/A         N/A
2011  .      10.372    10.253        19         10.436   10.332         17         N/A        N/A         N/A
2012  .      10.253    11.064        19         10.332   11.165         17         N/A        N/A         N/A
2013  .      11.064    12.419        27         11.165   12.552         19         N/A        N/A         N/A
---------    ------    ------       ---         ------   ------        ---      ----------- -------- -------------

                       with EGMDB                            with GOP                          Acct Value DB
          ------------------------------------ ------------------------------------ ------------------------------------
            Accumulation unit                    Accumulation unit                    Accumulation unit
                  value                                value                                value
          ----------------------   Number of   ----------------------   Number of   ----------------------   Number of
           Beginning    End of    accumulation  Beginning    End of    accumulation  Beginning    End of    accumulation
           of period    period       units      of period    period       units      of period    period       units
          ----------- ---------- ------------- ----------- ---------- ------------- ----------- ---------- -------------
                        (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Managed Risk Profile Moderate
2008  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2009  .       9.869     10.080          1*         N/A         N/A         N/A          N/A         N/A         N/A
2010  .      10.080     11.156         11         10.127     11.226          3          N/A         N/A         N/A
2011  .      11.156     11.157         11         11.226     11.244          3          N/A         N/A         N/A
2012  .      11.157     12.088          1*        11.244     12.200          3          N/A         N/A         N/A
2013  .      12.088     13.367          3         12.200     13.511          4          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---          --          --          ---
LVIP MFS International Growth RPM
2013  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---          --          --          ---
LVIP MFS International Growth
2008  .       N/A         N/A         N/A          5.602      5.665          1*         N/A         N/A         N/A
2009  .       6.384      7.590          3          5.665      7.620          7          N/A         N/A         N/A
2010  .       7.590      8.487         13          7.620      8.533         24          7.640      8.564          3
2011  .       8.487      7.561         15          8.533      7.613         22          8.564      7.649          1*
2012  .       7.561      8.925         15          7.613      9.001         21          7.649      9.052          1*
2013  .       8.925     10.024         16          9.001     10.124         18          9.052     10.192          1*
---------    ------     ------        ---         ------     ------        ---          -----     ------        ---
LVIP MFS Value
2008  .       6.019      6.527          1*         8.957      6.543         21          8.935      6.554          1*
2009  .       6.527      7.806         31          6.543      7.836         34          6.554      7.857          1*
2010  .       7.806      8.611         58          7.836      8.658         99          7.857      8.689          6
2011  .       8.611      8.504         55          8.658      8.563        113          8.689      8.602          9
2012  .       8.504      9.779         51          8.563      9.862        106          8.602      9.918          9
2013  .       9.779     13.144         52          9.862     13.275         79          9.918     13.363         10
---------    ------     ------        ---         ------     ------        ---          -----     ------        ---
LVIP Mid-Cap Value
2008  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2009  .       6.799      7.161          1*         N/A         N/A         N/A          N/A         N/A         N/A
2010  .       7.161      8.771          1*         7.189      8.818          2          N/A         N/A         N/A
2011  .       8.771      7.862          1*         8.818      7.917          2          N/A         N/A         N/A
2012  .       7.862      9.647          1*         7.917      9.729          2          N/A         N/A         N/A
2013  .       9.647     12.794          1*         N/A         N/A         N/A          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---          -----     ------        ---
LVIP Mondrian International Value
2008  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2009  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2010  .       N/A         N/A         N/A          8.711      8.837          2          N/A         N/A         N/A
2011  .       N/A         N/A         N/A          8.837      8.381          2          N/A         N/A         N/A
2012  .       N/A         N/A         N/A          8.381      9.095          2          N/A         N/A         N/A
2013  .       9.998     10.857         20          9.095     10.974         24         10.161     11.052          1*
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP Money Market
2008  .      10.536     10.543          5         10.574     10.576          3          N/A         N/A         N/A
2009  .       N/A         N/A         N/A         10.576     10.506          9          N/A         N/A         N/A
2010  .       N/A         N/A         N/A         10.506     10.432          8          N/A         N/A         N/A
2011  .      10.368     10.278          9         10.432     10.357          7          N/A         N/A         N/A
2012  .      10.278     10.189          7         10.357     10.282          7          N/A         N/A         N/A
2013  .      10.189     10.099          1*        10.282     10.208          7          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP SSGA Bond Index
2008  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2009  .      10.927     10.847          1*         N/A         N/A         N/A          N/A         N/A         N/A
2010  .      10.847     11.363          1*         N/A         N/A         N/A          N/A         N/A         N/A
2011  .      11.363     12.064          2          N/A         N/A         N/A          N/A         N/A         N/A
2012  .      12.064     12.386          1*         N/A         N/A         N/A          N/A         N/A         N/A
2013  .      12.386     11.930          1*         N/A         N/A         N/A          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP SSgA Conservative Index Allocation
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2012  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2013  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP SSgA Conservative Structured Allocation
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2012  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2013  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---

                       with EGMDB                           with GOP                        Acct Value DB
          ------------------------------------ ---------------------------------- ----------------------------------
            Accumulation unit                   Accumulation unit                  Accumulation unit
                  value                               value                              value
          ----------------------   Number of   --------------------   Number of   --------------------   Number of
           Beginning    End of    accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
           of period    period       units      of period   period      units      of period   period      units
          ----------- ---------- ------------- ----------- -------- ------------- ----------- -------- -------------
                      (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP SSGA Developed International 150
2008  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2009  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2010  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2011  .       9.529      8.277          1*        N/A        N/A         N/A         N/A        N/A         N/A
2012  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2013  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
---------     -----      -----        ---        ------    ------                   ------    ------        --------
LVIP SSGA Emerging Markets 100
2008  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2009  .      10.953     11.405          1*        N/A        N/A         N/A         N/A        N/A         N/A
2010  .      11.405     14.405          1*        N/A        N/A         N/A         N/A        N/A         N/A
2011  .      14.405     12.112          1*        N/A        N/A         N/A         N/A        N/A         N/A
2012  .      12.112     13.490          1*        N/A        N/A         N/A         N/A        N/A         N/A
2013  .      13.490     12.958          1*        N/A        N/A         N/A         N/A        N/A         N/A
---------    ------     ------        ---        ------    ------                   ------    ------        --------
LVIP SSgA Global Tactical Allocation RPM(8)
2008  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2009  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2010  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2011  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2012  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2013  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
---------    ------     ------        ---        ------    ------                   ------    ------        --------
LVIP SSgA International Index
2008  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2009  .       8.111      8.114          1*        N/A        N/A         N/A         N/A        N/A         N/A
2010  .       8.114      8.587          1*        N/A        N/A         N/A         N/A        N/A         N/A
2011  .       8.587      7.438          1*        N/A        N/A         N/A         N/A        N/A         N/A
2012  .       7.438      8.685          1*        N/A        N/A         N/A         N/A        N/A         N/A
2013  .       8.685     10.388          1*        N/A        N/A         N/A         N/A        N/A         N/A
---------    ------     ------        ---        ------    ------                   ------    ------        --------
LVIP SSgA Large Cap 100
2008  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2009  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2010  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2011  .      11.029     11.156          1*        N/A        N/A         N/A         N/A        N/A         N/A
2012  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2013  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
---------    ------     ------        ---        ------    ------                   ------    ------        --------
LVIP SSgA Large Cap RPM
2013  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
---------    ------     ------        ---        ------    ------                   ------    ------        --------
LVIP SSgA Moderate Index Allocation
2010  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2011  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2012  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2013  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
---------    ------     ------        ---        ------    ------                   ------    ------        --------
LVIP SSgA Moderate Structured Allocation
2010  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2011  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2012  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2013  .      12.246     12.791          6        12.298    12.856         20        12.332    12.900          2
---------    ------     ------        ---        ------    ------        ---        ------    ------        ---
LVIP SSgA Moderately Aggressive Index Allocation
2010  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2011  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2012  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2013  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
---------    ------     ------        ---        ------    ------        ---        ------    ------        ---
LVIP SSgA Moderately Aggressive Structured Allocation
2010  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2011  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2012  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2013  .       N/A         N/A         N/A        13.080    13.319         15         N/A        N/A         N/A
---------    ------     ------        ---        ------    ------        ---        ------    ------        ---

                       with EGMDB                            with GOP                          Acct Value DB
          ------------------------------------ ------------------------------------ ------------------------------------
            Accumulation unit                    Accumulation unit                    Accumulation unit
                  value                                value                                value
          ----------------------   Number of   ----------------------   Number of   ----------------------   Number of
           Beginning    End of    accumulation  Beginning    End of    accumulation  Beginning    End of    accumulation
           of period    period       units      of period    period       units      of period    period       units
          ----------- ---------- ------------- ----------- ---------- ------------- ----------- ---------- -------------
                        (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP SSGA S&P 500 Index
2008  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2009  .       7.568      7.767          1*         N/A         N/A         N/A          N/A         N/A         N/A
2010  .       7.767      8.809          1*         N/A         N/A         N/A          N/A         N/A         N/A
2011  .       8.809      8.870          2          N/A         N/A         N/A          N/A         N/A         N/A
2012  .       8.870     10.141          1*         N/A         N/A         N/A          N/A         N/A         N/A
2013  .      10.141     13.233          1*        12.005     13.375          1*         N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---          --          --          --------
LVIP SSGA Small-Cap Index
2008  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2009  .       6.933      7.470          1*         N/A         N/A         N/A          N/A         N/A         N/A
2010  .       7.470      9.319          1*         N/A         N/A         N/A          N/A         N/A         N/A
2011  .       9.319      8.792          1*         N/A         N/A         N/A          N/A         N/A         N/A
2012  .       8.792     10.073          1*         N/A         N/A         N/A          N/A         N/A         N/A
2013  .      10.073     13.732          4         11.898     13.870          3        11.970      13.962          1*
---------    ------     ------        ---         ------     ------        ---        ------      ------        ---
LVIP SSgA Small-Cap RPM
2013  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---        ------      ------        ---
LVIP SSgA Small-Mid Cap 200
2008  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2009  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .      13.728     13.271          1*         N/A         N/A         N/A          N/A         N/A         N/A
2012  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2013  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---        ------      ------        ---
LVIP T. Rowe Price Growth Stock
2008  .       N/A         N/A         N/A          8.852      5.744          2          N/A         N/A         N/A
2009  .       N/A         N/A         N/A          5.744      8.136          2          N/A         N/A         N/A
2010  .       N/A         N/A         N/A          8.136      9.403          2          N/A         N/A         N/A
2011  .       N/A         N/A         N/A          9.403      9.156          2          N/A         N/A         N/A
2012  .       N/A         N/A         N/A          9.156     10.725          2          N/A         N/A         N/A
2013  .       N/A         N/A         N/A         10.725     14.765          2          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---        ------      ------        ---
LVIP T. Rowe Price Structured Mid-Cap Growth
2008  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2009  .       6.253      9.134          1*         N/A         N/A         N/A          N/A         N/A         N/A
2010  .       9.134     11.593          1*         N/A         N/A         N/A          N/A         N/A         N/A
2011  .      11.593     11.016          1*         N/A         N/A         N/A          N/A         N/A         N/A
2012  .      11.016     12.669          1*         N/A         N/A         N/A          N/A         N/A         N/A
2013  .      12.669     16.881          1*         N/A         N/A         N/A          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---        ------      ------        ---
LVIP Templeton Growth RPM
2008  .       8.872      6.054          2          8.742      6.069         15          N/A         N/A         N/A
2009  .       6.054      7.668          3          6.069      7.698         16          N/A         N/A         N/A
2010  .       7.668      8.078          4          7.698      8.123         17         7.719       8.152          1*
2011  .       8.078      7.738          3          8.123      7.793         12         8.152       7.833          1*
2012  .       7.738      9.273          2          7.793      9.352         12         7.833       9.409          1*
2013  .       9.273     10.993          2          9.352     11.104         10         9.409      11.186          1*
---------    ------     ------        ---         ------     ------        ---        ------      ------        ---
LVIP UBS Large Cap Growth RPM
2008  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2009  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2012  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2013  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---        ------      ------        ---
LVIP Vanguard Domestic Equity ETF
2011  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2012  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2013  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---        ------      ------        ---
LVIP Vanguard International Equity ETF
2011  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2012  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2013  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---        ------      ------        ---

                       with EGMDB                            with GOP                         Acct Value DB
          ------------------------------------ ------------------------------------ ----------------------------------
            Accumulation unit                    Accumulation unit                   Accumulation unit
                  value                                value                               value
          ----------------------   Number of   ----------------------   Number of   --------------------   Number of
           Beginning    End of    accumulation  Beginning    End of    accumulation  Beginning   End of   accumulation
           of period    period       units      of period    period       units      of period   period      units
          ----------- ---------- ------------- ----------- ---------- ------------- ----------- -------- -------------
                       (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP VIP Contrafund RPM
2013  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A       N/A         N/A
---------     --          --          ---          --          --          ---          --      ------        --------
MFS VIT Growth
2008  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A       N/A         N/A
2009  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A       N/A         N/A
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A       N/A         N/A
2011  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A       N/A         N/A
2012  .      10.938     11.256          1*         N/A         N/A         N/A          N/A       N/A         N/A
2013  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A       N/A         N/A
---------    ------     ------        ---          --          --          ---          --      ------        --------
MFS VIT Total Return(9)
2008  .      10.039      8.044          1*        10.160      8.069          3          N/A       N/A         N/A
2009  .       8.044      9.385          2          8.069      9.429         11          N/A       N/A         N/A
2010  .       9.385     10.197         24          9.429     10.260         21          9.458   10.302          2
2011  .      10.197     10.266          8         10.260     10.344         26         10.302   10.398          2
2012  .      10.266     11.286          7         10.344     11.390         20         10.398   11.460          2
2013  .      11.286     12.532          7         11.390     12.654         20         11.460   12.737          2
---------    ------     ------        ---         ------     ------        ---         ------   ------        ---
MFS VIT Utilities
2008  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A       N/A         N/A
2009  .      10.114     10.657          1*         8.112     10.708          1*         N/A       N/A         N/A
2010  .      10.657     11.988          1*        10.708     12.064          1*         N/A       N/A         N/A
2011  .      11.988     12.654          1*        12.064     12.753          1*         N/A       N/A         N/A
2012  .      12.654     14.197          1*        12.753     14.329          1*         N/A       N/A         N/A
2013  .      14.197     16.916          1*        14.329     17.096          1*         N/A       N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------   ------        ---
Morgan Stanley UIF Capital Growth
2008  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A       N/A         N/A
2009  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A       N/A         N/A
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A       N/A         N/A
2011  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A       N/A         N/A
2012  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A       N/A         N/A
2013  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A       N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------   ------        ---
Oppenheimer Global
2008  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A       N/A         N/A
2009  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A       N/A         N/A
2010  .      15.344     17.595          1*        15.370     17.651          3          N/A       N/A         N/A
2011  .      17.595      15.95          1*        17.651     16.025          3          N/A       N/A         N/A
2012  .      15.950     19.119          1*        16.025     19.238          3          N/A       N/A         N/A
2013  .      19.119     24.063          1*        19.238     24.248          2          N/A       N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------   ------        ---
PIMCO VIT CommodityRealReturn Strategy
2009  .      10.431     12.557          1*         N/A         N/A         N/A          N/A       N/A         N/A
2010  .      12.557     15.458          1*         N/A         N/A         N/A         12.577   15.525          1*
2011  .       N/A         N/A         N/A          N/A         N/A         N/A         15.525   14.261          1*
2012  .       N/A         N/A         N/A          N/A         N/A         N/A         14.261   14.895          2
2013  .       N/A         N/A         N/A          N/A         N/A         N/A         14.895   12.621          2
---------    ------     ------        ---         ------     ------        ---         ------   ------        ---

*     The numbers of accumulation units less than 500 were rounded up to one.

** This table reflects the accumulation unit values and the number of accumulation units for both the ChoicePlus Assurance A Share and ChoicePlus Assurance A Class.

(1) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSgA S&P 500 Index Fund Subaccount.

(2) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP Mondrian International Value Fund Subaccount.

(3) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP BlackRock Inflation Protected Bond Fund Subaccount.

(4) Effective October 9, 2010, the Delaware VIP (Reg. TM) Trend Series was reorganized into the Delaware VIP (Reg. TM) Smid Cap Growth Series. The values in the table for periods prior to the date of the reorganization reflect investments in the Delaware VIP (Reg. TM) Trend Series.

(5) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSgA International Index Fund Subaccount.

(6) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSgA Small-Cap Index Fund Subaccount.

(7) Effective June 15, 2009, the LVIP UBS Global Asset Allocation Fund was reorganized into the LVIP Delaware Foundation Aggressive Allocation Fund. The values in the table for periods prior to the date of the reorganization reflect investments in the LVIP UBS Global Asset Allocation Fund.

(8) Effective July 30, 2010, the LVIP Wilshire Aggressive Profile Fund was restructured into the LVIP SSgA Global Tactical Allocation Fund. The values in the table for periods prior to the date of the restructuring reflect investments in the LVIP Wilshire Aggressive Profile Fund.

(9) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSgA Moderate Structured Allocation Fund Subaccount.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Appendix B - Condensed Financial Information

Accumulation Unit Values
The following information relates to Accumulation Unit values and number of Accumulation Units for contracts purchased on or after November 15, 2010 for funds available in the periods ended December 31. It should be read along with the VAA's financial statement and notes which are included in the SAI.**


                       With EGMDB                            with GOP                          Acct Value DB
          ------------------------------------ ------------------------------------ ------------------------------------
            Accumulation unit                    Accumulation unit                    Accumulation unit
                  value                                value                                value
          ----------------------   Number of   ----------------------   Number of   ----------------------   Number of
           Beginning    End of    accumulation  Beginning    End of    accumulation  Beginning    End of    accumulation
           of period    period       units      of period    period       units      of period    period       units
          ----------- ---------- ------------- ----------- ---------- ------------- ----------- ---------- -------------
                        (Accumulation unit value in dollars and Number of accumulation units in thousands)
ABVPSF Global Thematic Growth
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .       N/A         N/A         N/A         12.294      9.341          1*         N/A         N/A         N/A
2012  .       N/A         N/A         N/A          9.341     10.493          1*         N/A         N/A         N/A
2013  .       N/A         N/A         N/A         10.493     12.796          2          N/A         N/A         N/A
---------     --          --          ---         ------     ------        ---          --          --          ---
ABVPSF Growth and Income(1)
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .       8.298      8.710          1*         N/A         N/A         N/A          N/A         N/A         N/A
2012  .       8.710     10.105          1*         N/A         N/A         N/A          N/A         N/A         N/A
2013  .      10.105     11.838          1*         N/A         N/A         N/A          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---          --          --          ---
ABVPSF International Value(2)
2010  .       N/A         N/A         N/A         11.581     11.581          1*         7.063      7.187          1*
2011  .       7.099      5.660          9         11.581      9.255         17          7.187      5.747          8
2012  .       5.660      6.395          9          9.255     10.485         17          5.747      6.514          8
2013  .       6.395      7.054          8         10.485     11.575         15          6.514      7.192          7
---------    ------     ------        ---         ------     ------        ---          -----      -----        ---
ABVPSF Small/Mid Cap Value
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .      11.377     10.287          1*         N/A         N/A         N/A          N/A         N/A         N/A
2012  .      10.287     12.060          1*         N/A         N/A         N/A          N/A         N/A         N/A
2013  .      12.060     16.426          1*        14.717     16.192          2          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---          -----      -----        ---
American Funds Global Growth
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .      11.135     10.040          4         11.739     10.610          2          N/A         N/A         N/A
2012  .      10.040     12.176          5         10.610     12.901          2          N/A         N/A         N/A
2013  .      12.176     15.565          5         12.901     16.532          3          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---          -----      -----        ---
American Funds Global Small Capitalization
2010  .       N/A         N/A         N/A         11.951     11.951          1*        11.031     11.239          1*
2011  .      11.101      8.882         12         11.951      9.586         28         11.239      9.019          6
2012  .       8.882     10.387         18          9.586     11.239         41          9.019     10.579          6
2013  .      10.387     13.185         17         11.239     14.302         45         10.579     13.469          4
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
American Funds Growth
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .      10.052      9.521          4         11.593     11.008         12         10.177      9.669          7
2012  .       9.521     11.107          5         11.008     12.874          8          9.669     11.313          6
2013  .      11.107     14.300          5         12.874     16.617          6         11.313     14.609          6
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
American Funds Growth-Income
2010  .       N/A         N/A         N/A         11.066     11.066          1*         9.190      9.309          1*
2011  .       9.195      8.932         45         11.066     10.777         38          9.309      9.070         12
2012  .       8.932     10.384         63         10.777     12.560         58          9.070     10.577         11
2013  .      10.384     13.718         58         12.560     16.634         64         10.577     14.014          9
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
American Funds International
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .      10.681      9.093         15         11.855     10.118         22         10.813      9.234          7
2012  .       9.093     10.609         25         10.118     11.835         36          9.234     10.806          6
2013  .      10.609     12.769         26         11.835     14.280         47         10.806     13.046          6
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
BlackRock Global Allocation V.I.
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .      12.613     12.027          5         11.045     10.558         13          N/A         N/A         N/A
2012  .      12.027     13.087          4         10.558     11.518         20          N/A         N/A         N/A
2013  .      13.087     14.817          4         11.518     13.073         17          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---

                       With EGMDB                            with GOP                          Acct Value DB
          ------------------------------------ ------------------------------------ ------------------------------------
            Accumulation unit                    Accumulation unit                    Accumulation unit
                  value                                value                                value
          ----------------------   Number of   ----------------------   Number of   ----------------------   Number of
           Beginning    End of    accumulation  Beginning    End of    accumulation  Beginning    End of    accumulation
           of period    period       units      of period    period       units      of period    period       units
          ----------- ---------- ------------- ----------- ---------- ------------- ----------- ---------- -------------
                        (Accumulation unit value in dollars and Number of accumulation units in thousands)
Delaware VIP Diversified Income
2010  .       N/A         N/A         N/A         10.337     10.337          1*        13.505     13.672          1*
2011  .      13.504     14.185         23         10.337     10.886         39         13.672     14.405          4
2012  .      14.185     15.002         29         10.886     11.542         55         14.405     15.280          4
2013  .      15.002     14.635         33         11.542     11.287         66         15.280     14.950          4
---------    ------     ------        ---         ------     ------         --         ------     ------          -
Delaware VIP Emerging Markets
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .      11.844      9.377          6         12.427      9.861         17         11.973      9.507          7
2012  .       9.377     10.596          6          9.861     11.170         13          9.507     10.775          7
2013  .      10.596     11.519          6         11.170     12.174          9         10.775     11.748          7
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
Delaware VIP Limited-Term Diversified Income
2010  .       N/A         N/A         N/A         10.162     10.162          1*        11.794     11.848          1*
2011  .      11.704     11.878         29         10.162     10.339         71         11.848     12.060         17
2012  .      11.878     12.051         43         10.339     10.515        126         12.060     12.272         18
2013  .      12.051     11.766         51         10.515     10.293        153         12.272     12.019         17
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
Delaware VIP REIT
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .       8.410      9.206          2         11.046     12.121          1*         N/A         N/A         N/A
2012  .       9.206     10.622          1*        12.121     14.021          1*         N/A         N/A         N/A
2013  .      10.622     10.714          1*        14.021     14.177          1*         N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
Delaware VIP Small Cap Value
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .      11.724     11.417          1*        11.757     11.477         11         11.813     11.538          6
2012  .      11.417     12.840          1*        11.477     12.938          7         11.538     13.013          6
2013  .      12.840     16.924          1*        12.938     17.093          4         13.013     17.200          5
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
Delaware VIP Smid Cap Growth
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .       N/A         N/A         N/A         12.217     13.077          2          N/A         N/A         N/A
2012  .      12.848     13.535          1*         N/A         N/A         N/A          N/A         N/A         N/A
2013  .      13.535     18.882          1*         N/A         N/A         N/A          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
Delaware VIP U.S. Growth
2010  .       N/A         N/A         N/A         11.475     11.475          1*        10.096     10.105          1*
2011  .       9.981     10.618         14         11.475     12.238         26         10.105     10.782          8
2012  .      10.618     12.184         18         12.238     14.078         35         10.782     12.409          8
2013  .      12.184     16.209         17         14.078     18.776         38         12.409     16.558          6
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
Delaware VIP Value
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .       N/A         N/A         N/A         11.318     12.266          1*         N/A         N/A         N/A
2012  .       9.458     10.519          3         12.266     13.925          1*         N/A         N/A         N/A
2013  .      10.519     13.883          3         13.925     18.425          2          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
DWS Alternative Asset Allocation
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2012  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2013  .       N/A         N/A         N/A         11.298     11.574          2          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
Fidelity VIP Contrafund
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .      10.259      9.869         22         11.376     10.971         27         10.386     10.021          5
2012  .       9.869     11.342         18         10.971     12.640         26         10.021     11.552          5
2013  .      11.342     14.698         16         12.640     16.421         20         11.552     15.015          4
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
Fidelity VIP Growth
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2012  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2013  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
Fidelity VIP Mid Cap
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .      12.147     10.715          8         11.862     10.490         21         12.297     10.880          7
2012  .      10.715     12.148          8         10.490     11.922         18         10.880     12.372          6
2013  .      12.148     16.333          7         11.922     16.070         17         12.372     16.684          6
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---

                       With EGMDB                           with GOP                         Acct Value DB
          ------------------------------------ ---------------------------------- ------------------------------------
            Accumulation unit                   Accumulation unit                   Accumulation unit
                  value                               value                               value
          ----------------------   Number of   --------------------   Number of   ----------------------   Number of
           Beginning    End of    accumulation  Beginning   End of   accumulation  Beginning    End of    accumulation
           of period    period       units      of period   period      units      of period    period       units
          ----------- ---------- ------------- ----------- -------- ------------- ----------- ---------- -------------
                       (Accumulation unit value in dollars and Number of accumulation units in thousands)
Fidelity VIP Overseas(3)
2010  .       N/A         N/A         N/A         N/A        N/A         N/A          N/A         N/A         N/A
2011  .       N/A         N/A         N/A         N/A        N/A         N/A          N/A         N/A         N/A
2012  .       N/A         N/A         N/A         N/A        N/A         N/A          N/A         N/A         N/A
2013  .       N/A         N/A         N/A         N/A        N/A         N/A          N/A         N/A         N/A
---------     --          --          ---        ------    ------        ---          --          --          ---
FTVIPT Franklin Income Securities
2010  .       N/A         N/A         N/A         N/A        N/A         N/A          N/A         N/A         N/A
2011  .      10.899     11.042         14        10.947    11.119          5          N/A         N/A         N/A
2012  .      11.042     12.310         12        11.119    12.426          9          N/A         N/A         N/A
2013  .      12.310     13.879         12        12.426    14.046          9          N/A         N/A         N/A
---------    ------     ------        ---        ------    ------        ---          --          --          ---
FTVIPT Franklin Small-Mid Cap Growth Securities(4)
2010  .       N/A         N/A         N/A         N/A        N/A         N/A          N/A         N/A         N/A
2011  .       N/A         N/A         N/A        11.988    11.320          1*         N/A         N/A         N/A
2012  .       N/A         N/A         N/A        11.320    12.451          1*         N/A         N/A         N/A
2013  .       N/A         N/A         N/A        12.451    14.555          1*         N/A         N/A         N/A
---------    ------     ------        ---        ------    ------        ---          --          --          ---
FTVIPT Mutual Shares Securities
2010  .       N/A         N/A         N/A        10.812    10.812          1*         8.997      9.079          1*
2011  .       8.968      8.782         46        10.812    10.614         50          9.079      8.918         16
2012  .       8.782      9.928         55        10.614    12.029         66          8.918     10.112         15
2013  .       9.928     12.601         52        12.029    15.306         68         10.112     12.873         12
---------    ------     ------        ---        ------    ------        ---         ------     ------        ---
Goldman Sachs VIT Large Cap Value
2010  .       N/A         N/A         N/A        10.951    10.951          1*        13.142     13.385          1*
2011  .      13.301     12.205          9        10.951    10.074         32         13.385     12.320          7
2012  .      12.205     14.351          7        10.074    11.875         28         12.320     14.529          7
2013  .      14.351     18.878          6        11.875    15.659         25         14.529     19.169          5
---------    ------     ------        ---        ------    ------        ---         ------     ------        ---
Lord Abbett Fundamental Equity
2010  .       N/A         N/A         N/A         N/A        N/A         N/A          N/A         N/A         N/A
2011  .      15.784     14.918          1*       11.261    10.669          1*         N/A         N/A         N/A
2012  .      14.918     16.324          1*       10.669    11.705          1*         N/A         N/A         N/A
2013  .      16.324     21.930          1*       11.705    15.764          1*         N/A         N/A         N/A
---------    ------     ------        ---        ------    ------        ---         ------     ------        ---
LVIP American Global Growth
2010  .       N/A         N/A         N/A         N/A        N/A         N/A          N/A         N/A         N/A
2011  .       N/A         N/A         N/A         N/A        N/A         N/A          N/A         N/A         N/A
2012  .       N/A         N/A         N/A         N/A        N/A         N/A          N/A         N/A         N/A
2013  .       N/A         N/A         N/A         N/A        N/A         N/A          N/A         N/A         N/A
---------    ------     ------        ---        ------    ------        ---         ------     ------        ---
LVIP American Global Small Capitalization
2010  .       N/A         N/A         N/A         N/A        N/A         N/A          N/A         N/A         N/A
2011  .       N/A         N/A         N/A         N/A        N/A         N/A          N/A         N/A         N/A
2012  .       N/A         N/A         N/A         N/A        N/A         N/A          N/A         N/A         N/A
2013  .       N/A         N/A         N/A         N/A        N/A         N/A          N/A         N/A         N/A
---------    ------     ------        ---        ------    ------        ---         ------     ------        ---
LVIP American Growth
2010  .       N/A         N/A         N/A         N/A        N/A         N/A          N/A         N/A         N/A
2011  .       N/A         N/A         N/A         N/A        N/A         N/A          N/A         N/A         N/A
2012  .       N/A         N/A         N/A         N/A        N/A         N/A          N/A         N/A         N/A
2013  .       N/A         N/A         N/A         N/A        N/A         N/A          N/A         N/A         N/A
---------    ------     ------        ---        ------    ------        ---         ------     ------        ---
LVIP American Growth-Income
2010  .       N/A         N/A         N/A         N/A        N/A         N/A          N/A         N/A         N/A
2011  .       N/A         N/A         N/A         N/A        N/A         N/A          N/A         N/A         N/A
2012  .       N/A         N/A         N/A         N/A        N/A         N/A          N/A         N/A         N/A
2013  .       N/A         N/A         N/A         N/A        N/A         N/A          N/A         N/A         N/A
---------    ------     ------        ---        ------    ------        ---         ------     ------        ---
LVIP American International
2010  .       N/A         N/A         N/A         N/A        N/A         N/A          N/A         N/A         N/A
2011  .       N/A         N/A         N/A         N/A        N/A         N/A          N/A         N/A         N/A
2012  .       N/A         N/A         N/A         N/A        N/A         N/A          N/A         N/A         N/A
2013  .       N/A         N/A         N/A         N/A        N/A         N/A          N/A         N/A         N/A
---------    ------     ------        ---        ------    ------        ---         ------     ------        ---
LVIP Baron Growth Opportunities
2010  .       N/A         N/A         N/A         N/A        N/A         N/A          N/A         N/A         N/A
2011  .       N/A         N/A         N/A        11.628    12.000          1*         N/A         N/A         N/A
2012  .      11.737     12.749          1*       12.000    14.075          1*         N/A         N/A         N/A
2013  .      12.749     17.670          1*       14.075    19.555          1*         N/A         N/A         N/A
---------    ------     ------        ---        ------    ------        ---         ------     ------        ---

                       With EGMDB                            with GOP                          Acct Value DB
          ------------------------------------ ------------------------------------ ------------------------------------
            Accumulation unit                    Accumulation unit                    Accumulation unit
                  value                                value                                value
          ----------------------   Number of   ----------------------   Number of   ----------------------   Number of
           Beginning    End of    accumulation  Beginning    End of    accumulation  Beginning    End of    accumulation
           of period    period       units      of period    period       units      of period    period       units
          ----------- ---------- ------------- ----------- ---------- ------------- ----------- ---------- -------------
                        (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP BlackRock Emerging Markets RPM
2012  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2013  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
---------     --          --          ---          --          --          ---          --          --          ---
LVIP BlackRock Equity Dividend RPM
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2012  .       N/A         N/A         N/A         12.659     12.506          5          N/A         N/A         N/A
2013  .       N/A         N/A         N/A         12.506     14.629          8          N/A         N/A         N/A
---------     --          --          ---         ------     ------        ---          --          --          ---
LVIP BlackRock Global Allocation V.I. RPM
2013  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
---------     --          --          ---         ------     ------        ---          --          --          ---
LVIP BlackRock Inflation Protected Bond
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .      10.134     11.219          3         10.150     11.265          7          N/A         N/A         N/A
2012  .      11.219     11.795          4         11.265     11.873         12          N/A         N/A         N/A
2013  .      11.795     10.670          5         11.873     10.769         18          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---          --          --          ---
LVIP Capital Growth
2010  .       N/A         N/A         N/A         11.665     11.665          1*         9.671      9.786          1*
2011  .       9.680      8.694         15         11.665     10.503         30          9.786      8.815         10
2012  .       8.694     10.218         22         10.503     12.375         43          8.815     10.392          9
2013  .      10.218     13.717         20         12.375     16.655         45         10.392     13.993          7
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP Clarion Global Real Estate
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .       7.477      6.740          2         11.709     10.582          4          N/A         N/A         N/A
2012  .       6.740      8.296          1*        10.582     13.058          4          N/A         N/A         N/A
2013  .       8.296      8.459          1*        13.058     13.348          4          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP Columbia Small-Mid Cap Growth RPM
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2012  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2013  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP Delaware Bond
2010  .       N/A         N/A         N/A         10.322     10.322          2         12.535     12.674          1*
2011  .      12.519     13.287         67         10.322     10.984        140         12.674     13.493         30
2012  .      13.287     13.968         91         10.984     11.575        228         13.493     14.227         30
2013  .      13.968     13.457        106         11.575     11.179        252         14.227     13.747         30
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP Delaware Diversified Floating Rate
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .      10.075      9.921          2         10.091      9.961          6          N/A         N/A         N/A
2012  .       N/A         N/A         N/A          9.961     10.273          5          N/A         N/A         N/A
2013  .       N/A         N/A         N/A         10.273     10.243          9          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP Delaware Growth and Income
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2012  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2013  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP Delaware Social Awareness
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2012  .       9.673     10.553          4          N/A         N/A         N/A          N/A         N/A         N/A
2013  .      10.553     14.121          3          N/A         N/A         N/A          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP Delaware Special Opportunities
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .       N/A         N/A         N/A         11.779     11.039          1*         N/A         N/A         N/A
2012  .       N/A         N/A         N/A         11.039     12.543          1*         N/A         N/A         N/A
2013  .       N/A         N/A         N/A         12.543     16.589          1*         N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP Dimensional Non-U.S. Equity RPM
2011  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2012  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2013  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---

                       With EGMDB                           with GOP                         Acct Value DB
          ------------------------------------ ---------------------------------- ------------------------------------
            Accumulation unit                   Accumulation unit                   Accumulation unit
                  value                               value                               value
          ----------------------   Number of   --------------------   Number of   ----------------------   Number of
           Beginning    End of    accumulation  Beginning   End of   accumulation  Beginning    End of    accumulation
           of period    period       units      of period   period      units      of period    period       units
          ----------- ---------- ------------- ----------- -------- ------------- ----------- ---------- -------------
                       (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Dimensional U.S. Equity RPM
2011  .       N/A         N/A         N/A         N/A        N/A         N/A          N/A         N/A         N/A
2012  .       N/A         N/A         N/A         N/A        N/A         N/A          N/A         N/A         N/A
2013  .       N/A         N/A         N/A         N/A        N/A         N/A          N/A         N/A         N/A
---------     --          --          ---        ------    ------        ---          --          --          ---
LVIP Dimensional/Vanguard Total Bond
2011  .      10.286     10.380          1*        N/A        N/A         N/A          N/A         N/A         N/A
2012  .      10.380     10.629          2        10.647    10.672          2          N/A         N/A         N/A
2013  .      10.629     10.202         12        10.672    10.269          7          N/A         N/A         N/A
---------    ------     ------        ---        ------    ------        ---          --          --          ---
LVIP Global Income
2010  .       N/A         N/A         N/A         N/A        N/A         N/A          N/A         N/A         N/A
2011  .      11.598     11.571          6        10.746    10.749         11          N/A         N/A         N/A
2012  .      11.571     12.301          6        10.749    11.455         17          N/A         N/A         N/A
2013  .      12.301     11.800          7        11.455    11.016         17          N/A         N/A         N/A
---------    ------     ------        ---        ------    ------        ---          --          --          ---
LVIP JPMorgan High Yield
2010  .       N/A         N/A         N/A         N/A        N/A         N/A          N/A         N/A         N/A
2011  .      10.842     11.001          1*        N/A        N/A         N/A          N/A         N/A         N/A
2012  .      11.001     12.478          3        11.540    12.561          2          N/A         N/A         N/A
2013  .      12.478     13.126          4        12.561    13.246          2          N/A         N/A         N/A
---------    ------     ------        ---        ------    ------        ---          --          --          ---
LVIP JPMorgan Mid Cap Value RPM
2010  .       N/A         N/A         N/A         N/A        N/A         N/A          N/A         N/A         N/A
2011  .       9.275      8.994          1*        N/A        N/A         N/A          N/A         N/A         N/A
2012  .       N/A         N/A         N/A         N/A        N/A         N/A          N/A         N/A         N/A
2013  .       N/A         N/A         N/A         N/A        N/A         N/A          N/A         N/A         N/A
---------    ------     ------        ---        ------    ------        ---          --          --          ---
LVIP Managed Risk Profile Conservative
2010  .       N/A         N/A         N/A         N/A        N/A         N/A          N/A         N/A         N/A
2011  .       N/A         N/A         N/A        10.761    11.041          1*         N/A         N/A         N/A
2012  .       N/A         N/A         N/A        11.041    12.002          1*         N/A         N/A         N/A
2013  .       N/A         N/A         N/A        12.002    13.035          1*         N/A         N/A         N/A
---------    ------     ------        ---        ------    ------        ---          --          --          ---
LVIP Managed Risk Profile Growth
2010  .       N/A         N/A         N/A         N/A        N/A         N/A          N/A         N/A         N/A
2011  .       N/A         N/A         N/A        11.236    11.119         65          N/A         N/A         N/A
2012  .      10.592     10.963          3        11.119    12.010        180          N/A         N/A         N/A
2013  .      10.963     12.287         33        12.010    13.494        276         11.383     12.552          9
---------    ------     ------        ---        ------    ------        ---         ------     ------        ---
LVIP Managed Risk Profile Moderate
2010  .       N/A         N/A         N/A         N/A        N/A         N/A          N/A         N/A         N/A
2011  .       N/A         N/A         N/A        11.057    11.069          8          N/A         N/A         N/A
2012  .      11.342     11.978          9        11.069    12.004         94          N/A         N/A         N/A
2013  .      11.978     13.225         21        12.004    13.288        158          N/A         N/A         N/A
---------    ------     ------        ---        ------    ------        ---         ------     ------        ---
LVIP MFS International Growth RPM
2013  .       N/A         N/A         N/A         N/A        N/A         N/A          N/A         N/A         N/A
---------    ------     ------        ---        ------    ------        ---         ------     ------        ---
LVIP MFS International Growth
2010  .       N/A         N/A         N/A        12.376    12.376          1*         8.367      8.533          1*
2011  .       8.441      7.509          7        12.376    11.037         13          8.533      7.613          5
2012  .       7.509      8.851          6        11.037    13.042         12          7.613      9.001          5
2013  .       8.851      9.925          6        13.042    14.661         17          9.001     10.124          4
---------    ------     ------        ---        ------    ------        ---         ------     ------        ---
LVIP MFS Value
2010  .       N/A         N/A         N/A        10.915    10.915          1*         8.553      8.658          1*
2011  .       8.564      8.445         51        10.915    10.790         61          8.658      8.563         19
2012  .       8.445      9.697         67        10.790    12.421         93          8.563      9.862         17
2013  .       9.697     13.014         61        12.421    16.712         95          9.862     13.275         13
---------    ------     ------        ---        ------    ------        ---         ------     ------        ---
LVIP Mid-Cap Value
2010  .       N/A         N/A         N/A         N/A        N/A         N/A          N/A         N/A         N/A
2011  .       8.723      7.808          1*       11.616    10.423          1*         N/A         N/A         N/A
2012  .       7.808      9.566          1*       10.423    12.802          1*         N/A         N/A         N/A
2013  .       9.566     12.669          1*       12.802    16.995          1*         N/A         N/A         N/A
---------    ------     ------        ---        ------    ------        ---         ------     ------        ---
LVIP Mondrian International Value
2010  .       N/A         N/A         N/A         N/A        N/A         N/A          N/A         N/A         N/A
2011  .       N/A         N/A         N/A         N/A        N/A         N/A          N/A         N/A         N/A
2012  .       8.206      8.929          1*        N/A        N/A         N/A          N/A         N/A         N/A
2013  .       8.929     10.742          5        13.168    14.309         13         10.096     10.974          5
---------    ------     ------        ---        ------    ------        ---         ------     ------        ---

                       With EGMDB                           with GOP                        Acct Value DB
          ------------------------------------ ---------------------------------- ----------------------------------
            Accumulation unit                   Accumulation unit                  Accumulation unit
                  value                               value                              value
          ----------------------   Number of   --------------------   Number of   --------------------   Number of
           Beginning    End of    accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
           of period    period       units      of period   period      units      of period   period      units
          ----------- ---------- ------------- ----------- -------- ------------- ----------- -------- -------------
                      (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Money Market
2010  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2011  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2012  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2013  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
---------     --          --          ---        ------    ------                 ----------- -------- -------------
LVIP SSgA Bond Index
2010  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2011  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2012  .      12.202     12.302          1*       10.886    11.134         13         N/A        N/A         N/A
2013  .      12.302     11.831          1*       11.134    10.735         14         N/A        N/A         N/A
---------    ------     ------        ---        ------    ------        ---      ----------- -------- -------------
LVIP SSgA Conservative Index Allocation
2010  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2011  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2012  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2013  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
---------    ------     ------        ---        ------    ------        ---      ----------- -------- -------------
LVIP SSgA Conservative Structured Allocation
2010  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2011  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2012  .       N/A         N/A         N/A        10.986    11.375          5         N/A        N/A         N/A
2013  .       N/A         N/A         N/A        11.375    12.052          5         N/A        N/A         N/A
---------    ------     ------        ---        ------    ------        ---      ----------- -------- -------------
LVIP SSgA Developed International 150
2010  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2011  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2012  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2013  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
---------    ------     ------        ---        ------    ------        ---      ----------- -------- -------------
LVIP SSgA Emerging Markets 100
2010  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2011  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2012  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2013  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
---------    ------     ------        ---        ------    ------        ---      ----------- -------- -------------
LVIP SSgA Global Tactical Allocation RPM
2010  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2011  .       9.155      9.055          1*       11.033    10.941         17         N/A        N/A         N/A
2012  .       9.055      9.936          3        10.941    12.035         24         N/A        N/A         N/A
2013  .       9.936     10.769          3        12.035    13.077         19         N/A        N/A         N/A
---------    ------     ------        ---        ------    ------        ---      ----------- -------- -------------
LVIP SSgA International Index
2010  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2011  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2012  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2013  .       9.625     10.303          1*        N/A        N/A         N/A         N/A        N/A         N/A
---------    ------     ------        ---        ------    ------        ---      ----------- -------- -------------
LVIP SSgA Large Cap 100
2010  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2011  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2012  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2013  .       N/A         N/A         N/A        15.193    16.653          2         N/A        N/A         N/A
---------    ------     ------        ---        ------    ------        ---      ----------- -------- -------------
LVIP SSgA Large Cap RPM
2013  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
---------    ------     ------        ---        ------    ------        ---      ----------- -------- -------------
LVIP SSgA Moderate Index Allocation
2010  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2011  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2012  .      10.723     11.594          7         N/A        N/A         N/A         N/A        N/A         N/A
2013  .      11.594     12.871          7         N/A        N/A         N/A         N/A        N/A         N/A
---------    ------     ------        ---        ------    ------        ---      ----------- -------- -------------
LVIP SSgA Moderate Structured Allocation
2010  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2011  .       N/A         N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2012  .      10.999     11.427          9        11.046    11.497          3         N/A        N/A         N/A
2013  .      11.427     12.725         12        11.497    12.835          6         N/A        N/A         N/A
---------    ------     ------        ---        ------    ------        ---      ----------- -------- -------------

                       With EGMDB                            with GOP                         Acct Value DB
          ------------------------------------ ------------------------------------ ----------------------------------
            Accumulation unit                    Accumulation unit                   Accumulation unit
                  value                                value                               value
          ----------------------   Number of   ----------------------   Number of   --------------------   Number of
           Beginning    End of    accumulation  Beginning    End of    accumulation  Beginning   End of   accumulation
           of period    period       units      of period    period       units      of period   period      units
          ----------- ---------- ------------- ----------- ---------- ------------- ----------- -------- -------------
                       (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP SSgA Moderately Aggressive Index Allocation
2010  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2011  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2012  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2013  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
---------     --          --          --------     --          --          ---      ----------- -------- -------------
LVIP SSgA Moderately Aggressive Structured Allocation
2010  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2011  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2012  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2013  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
---------     --          --          --------     --          --          ---      ----------- -------- -------------
LVIP SSgA S&P 500 Index
2010  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2011  .       8.755      8.802          4         11.105     11.192          1*        N/A        N/A         N/A
2012  .       N/A         N/A         N/A         11.192     12.808          1*        N/A        N/A         N/A
2013  .      11.773     13.093          1*        12.808     16.731          1*        N/A        N/A         N/A
---------    ------     ------        ---         ------     ------        ---      ----------- -------- -------------
LVIP SSgA Small-Cap Index
2010  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2011  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2012  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2013  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
---------    ------     ------        ---         ------     ------        ---      ----------- -------- -------------
LVIP SSgA Small-Cap RPM
2013  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
---------    ------     ------        ---         ------     ------        ---      ----------- -------- -------------
LVIP SSgA Small-Mid Cap 200
2010  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2011  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2012  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2013  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
---------    ------     ------        ---         ------     ------        ---      ----------- -------- -------------
LVIP T. Rowe Price Growth Stock
2010  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2011  .       N/A         N/A         N/A         11.508     11.200          2         N/A        N/A         N/A
2012  .       N/A         N/A         N/A         11.200     13.113          2         N/A        N/A         N/A
2013  .       N/A         N/A         N/A         13.113     18.043          1*        N/A        N/A         N/A
---------    ------     ------        ---         ------     ------        ---      ----------- -------- -------------
LVIP T. Rowe Price Structured Mid-Cap Growth
2010  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2011  .       N/A         N/A         N/A         11.947     11.364          2         N/A        N/A         N/A
2012  .       N/A         N/A         N/A         11.364     13.079          2         N/A        N/A         N/A
2013  .       N/A         N/A         N/A         13.079     17.446          2         N/A        N/A         N/A
---------    ------     ------        ---         ------     ------        ---      ----------- -------- -------------
LVIP Templeton Growth RPM
2010  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2011  .       8.035      7.686          2         11.269     10.806          3         N/A        N/A         N/A
2012  .       7.686      9.196          2         10.806     12.962          4         N/A        N/A         N/A
2013  .       9.196     10.887          1*        12.962     15.383          4         N/A        N/A         N/A
---------    ------     ------        ---         ------     ------        ---      ----------- -------- -------------
LVIP UBS Large Cap Growth RPM
2010  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2011  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2012  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2013  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
---------    ------     ------        ---         ------     ------        ---      ----------- -------- -------------
LVIP Vanguard Domestic Equity ETF
2011  .       N/A         N/A         N/A          8.366      9.397         10         N/A        N/A         N/A
2012  .       N/A         N/A         N/A          9.397     10.709         11         N/A        N/A         N/A
2013  .       N/A         N/A         N/A         10.709     13.832          9         N/A        N/A         N/A
---------    ------     ------        ---         ------     ------        ---      ----------- -------- -------------
LVIP Vanguard International Equity ETF
2011  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2012  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2013  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
---------    ------     ------        ---         ------     ------        ---      ----------- -------- -------------
LVIP VIP Contrafund RPM
2013  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
---------    ------     ------        ---         ------     ------        ---      ----------- -------- -------------

                       With EGMDB                           with GOP                        Acct Value DB
          ------------------------------------ ---------------------------------- ----------------------------------
            Accumulation unit                   Accumulation unit                  Accumulation unit
                  value                               value                              value
          ----------------------   Number of   --------------------   Number of   --------------------   Number of
           Beginning    End of    accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
           of period    period       units      of period   period      units      of period   period      units
          ----------- ---------- ------------- ----------- -------- ------------- ----------- -------- -------------
                      (Accumulation unit value in dollars and Number of accumulation units in thousands)
MFS VIT Growth
2010  .       N/A         N/A         N/A          N/A       N/A         N/A         N/A        N/A         N/A
2011  .       9.807      9.650          1*        11.375   11.221          1*        N/A        N/A         N/A
2012  .       N/A         N/A         N/A         11.221   13.033          1*        N/A        N/A         N/A
2013  .       N/A         N/A         N/A         13.033   17.648          1*        N/A        N/A         N/A
---------     -----      -----        ---         ------   ------        ---      ----------- -------- -------------
MFS VIT Total Return(5)
2010  .       N/A         N/A         N/A          N/A       N/A         N/A         N/A        N/A         N/A
2011  .      10.134     10.187          2         10.697   10.780          3         N/A        N/A         N/A
2012  .      10.187     11.183          2         10.780   11.863          3         N/A        N/A         N/A
2013  .      11.183     12.410          2         11.863   13.178          3         N/A        N/A         N/A
---------    ------     ------        ---         ------   ------        ---      ----------- -------- -------------
MFS VIT Utilities
2010  .       N/A         N/A         N/A          N/A       N/A         N/A         N/A        N/A         N/A
2011  .      11.915     12.557          4         11.672   12.332          1*        N/A        N/A         N/A
2012  .      12.557     14.068          6         12.332   13.850          2         N/A        N/A         N/A
2013  .      14.068     16.735          6         13.850   16.518          2         N/A        N/A         N/A
---------    ------     ------        ---         ------   ------        ---      ----------- -------- -------------
Morgan Stanley UIF Capital Growth
2010  .       N/A         N/A         N/A          N/A       N/A         N/A         N/A        N/A         N/A
2011  .       N/A         N/A         N/A          N/A       N/A         N/A         N/A        N/A         N/A
2012  .       N/A         N/A         N/A          N/A       N/A         N/A         N/A        N/A         N/A
2013  .       N/A         N/A         N/A          N/A       N/A         N/A         N/A        N/A         N/A
---------    ------     ------        ---         ------   ------        ---      ----------- -------- -------------
Oppenheimer Global
2010  .       N/A         N/A         N/A          N/A       N/A         N/A         N/A        N/A         N/A
2011  .      17.539     15.874          1*         11.68   10.599         11         N/A        N/A         N/A
2012  .      15.874     19.000          1*        10.599   12.718         10         N/A        N/A         N/A
2013  .      19.000     23.876          1*        12.718   16.022          8         N/A        N/A         N/A
---------    ------     ------        ---         ------   ------        ---      ----------- -------- -------------
PIMCO VIT CommodityRealReturn Strategy
2010  .       N/A         N/A         N/A          N/A       N/A         N/A         N/A        N/A         N/A
2011  .      15.425     14.112          1*         N/A       N/A         N/A         N/A        N/A         N/A
2012  .      14.112     14.681          1*         N/A       N/A         N/A         N/A        N/A         N/A
2013  .      14.681     12.390          1*         N/A       N/A         N/A         N/A        N/A         N/A
---------    ------     ------        ---         ------   ------        ---      ----------- -------- -------------

*     The numbers of accumulation units less than 500 were rounded up to one.

** This table reflects the accumulation unit values and the number of accumulation units for both the ChoicePlus Assurance A Share and ChoicePlus Assurance A Class.

(1) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSgA S&P 500 Index Fund Subaccount.

(2) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP Mondrian International Value Fund Subaccount.

(3) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSgA International Index Fund Subaccount.

(4) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSgA Small-Cap Index Fund Subaccount.

(5) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSgA Moderate Structured Allocation Fund Subaccount.

Appendix C-Guaranteed Annual Income Percentages For Previous Rider Elections

Guaranteed Annual Income Percentages by Ages for rider elections on or after
                  December 3, 2012 but prior to May 20, 2013:


             Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)


 Single & Joint Life Option*      Single & Joint Life Option
-----------------------------    ---------------------------
                                   Guaranteed Annual Income
             Age                      amount percentage
-----------------------------    ---------------------------
       55 - under 591/2                     3.50%
          591/2 - 64                        4.00%
             65+                            5.00%

                    Lincoln Lifetime IncomeSM Advantage 2.0


 Single & Joint Life Option*      Single & Joint Life Option
-----------------------------    ---------------------------
                                   Guaranteed Annual Income
             Age                      amount percentage
-----------------------------    ---------------------------
       55 - under 591/2                     3.00%
          591/2 - 64                        3.50%
           65 - 69                          4.50%
             70+                            5.00%

*If joint life option is in effect, the younger of you and your spouse's age applies.


Guaranteed Annual Income Percentage by Ages for rider elections on or after May
                    21, 2012 but prior to December 3, 2012:


             Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)


                Single Life Option                                    Joint Life Option
--------------------------------------------------    --------------------------------------------------
                                                               Age
                         Guaranteed Annual Income      (younger of you and      Guaranteed Annual Income
         Age                 amount percentage          your spouse's age)         amount percentage
--------------------    --------------------------    ---------------------    -------------------------
  55 - under 591/2                4.00%                     55 - 64                      4.00%
       591/2+                     5.00%                       65+                        5.00%

                    Lincoln Lifetime IncomeSM Advantage 2.0


                Single Life Option                                    Joint Life Option
--------------------------------------------------    --------------------------------------------------
                                                               Age
                         Guaranteed Annual Income      (younger of you and      Guaranteed Annual Income
         Age                 amount percentage          your spouse's age)         amount percentage
--------------------    --------------------------    ---------------------    -------------------------
  55 - under 591/2                3.50%                     55 - 64                      3.50%
     591/2 - 64                   4.00%                     65 - 69                      4.50%
       65 - 69                    4.50%                       70+                        5.00%
         70+                      5.00%



Guaranteed Annual Income Percentages by Ages for rider elections prior to May
                                   21, 2012:


                    Lincoln Lifetime IncomeSM Advantage 2.0


                Single Life Option                                    Joint Life Option
--------------------------------------------------    --------------------------------------------------
                                                               Age
                         Guaranteed Annual Income      (younger of you and      Guaranteed Annual Income
         Age                 amount percentage          your spouse's age)         amount percentage
--------------------    --------------------------    ---------------------    -------------------------
  55 - under 591/2                4.00%                     55 - 64                      4.00%
       591/2+                     5.00%                       65+                        5.00%

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Appendix D-Guaranteed Income Benefit Percentages For Previous Rider Elections

 Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for:


i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) elections or for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)
                    between May 21, 2012 and May 19, 2013.


 Single & Joint Life Option*      Single & Joint Life Option*
-----------------------------    ----------------------------
                                     Percentage of Account
             Age                    Value or Income Base**
-----------------------------    ----------------------------
         Under age 40                       2.50%
           40 - 54                          3.00%
       55 - under 591/2                     3.50%
          591/2 - 64                        4.00%
           65 - 69                          4.50%
           70 - 79                          5.00%
             80+                            5.50%


* If joint life option is in effect, the younger of you and your spouse's age applies.

** Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up, if any, or the rider's effective date (if there have not been any Automatic Annual Step-ups) if greater than the Account Value to establish the initial Guaranteed Income Benefit.


i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit elections between May 21,
                         2012 and May 19, 2013, or for
purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 between May 21, 2012 and
                                 May 19, 2013.


 Single & Joint Life Option*         Single & Joint Life Option*
-----------------------------    -----------------------------------
                                     Percentage of Account Value,
             Age                  Income Base or Guaranteed Amount**
-----------------------------    -----------------------------------
         Under age 40                           2.00%
           40 - 54                              2.50%
       55 - under 591/2                         3.00%
          591/2 - 64                            3.50%
           65 - 69                              4.00%
           70 - 74                              4.50%
             75+                                5.00%


* If joint life option is in effect, the younger of you and your spouse's age applies.

** Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the rider's effective date (if there has not been any Automatic Annual Step-up) if greater than the Account Value to establish the initial Guaranteed Income Benefit.


i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit elections prior to May 21,
                          2012, or for purchasers of
         Lincoln Lifetime IncomeSM Advantage 2.0 prior to May 21, 2012.


 Single & Joint Life Option*         Single & Joint Life Option*
-----------------------------    -----------------------------------
                                     Percentage of Account Value,
             Age                  Income Base or Guaranteed Amount**
-----------------------------    -----------------------------------
         Under age 40                           2.50%
           40 - 54                              3.00%
       55 - under 591/2                         3.50%
          591/2 - 64                            4.00%
           65 - 69                              4.50%
           70 - 79                              5.00%
             80+                                5.50%


* If joint life option is in effect, the younger of you and your spouse's age applies.

** Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the rider's effective date (if there has not been any Automatic Annual Step-up) if greater than the Account Value to establish the initial Guaranteed Income Benefit.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Lincoln ChoicePlus AssuranceSM (A Class)
Lincoln New York Account N for Variable Annuities
(Registrant)

Lincoln Life & Annuity Company of New York  (Depositor)



Statement of Additional Information (SAI)
This SAI should be read in conjunction with the Lincoln ChoicePlus AssuranceSM (A Class) prospectus of Lincoln New York Account N for Variable Annuities dated May 1, 2014, as supplemented. You may obtain a copy of the Lincoln ChoicePlus AssuranceSM (A Class) prospectus on request and without charge. Please write Lincoln Life & Annuity Company of New York, PO Box 2348, Fort Wayne, IN 46801-2348, or call 1-888-868-2583.



Table of Contents





Item                                             Page
Special Terms                                   B-2
Services                                        B-2
Principal Underwriter                           B-2
Purchase of Securities Being Offered            B-2
Interest Adjustment Example                     B-2
Annuity Payouts                                 B-4
Examples of Regular Income Payment
Calculations                                    B-5
Determination of Accumulation and Annuity Unit
Value                                           B-5


Item                                            Page
Capital Markets                                 B-5
Advertising & Ratings                           B-6
About the S&P 500 Index                         B-6
Unclaimed Property                              B-6
Additional Services                             B-7
Other Information                               B-7
Financial Statements                            B-8

This SAI is not a prospectus.
The date of this SAI is May 1, 2014.

Special Terms
The special terms used in this SAI are the ones defined in the prospectus.


Services

Independent Registered Public Accounting Firm
Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) our financial statements of the Lincoln New York Account N for Variable Annuities as of December 31, 2013 and for the year then ended and the statement of changes in net assets for each of the years in the two year period ended December 31, 2013; and b) our financial statements of Lincoln Life & Annuity Company of New York as of December 31, 2013 and 2012 and for each of the three years in the period ended December 31, 2013, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.


Keeper of Records

All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible to Lincoln New York. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service. Administrative services necessary for the operations of the VAA and the contracts are currently provided by Lincoln Life. However, neither the assets of Lincoln Life nor the assets of LNC support the obligation of Lincoln New York under the contracts.



Principal Underwriter
Lincoln Financial Distributors, Inc., ("LFD"), an affiliate of Lincoln New York, serves as principal underwriter (the "Principal Underwriter") for the contracts, as described in the prospectus. The Principal Underwriter offers the contracts to the public on a continuous basis and anticipates continuing to offer the contracts, but reserves the right to discontinue the offering. The Principal Underwriter offers the contracts through sales representatives who are also associated with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corp. (collectively "LFN"), our affiliates. The Principal Underwriter also may enter into selling agreements with other broker-dealers ("Selling Firms") for the sale of the contracts. Sales representatives of Selling Firms are appointed as our insurance agents. LFD, acting as Principal Underwriter, paid $16,649,416, $21,994,157 and $33,284,942 to LFN and Selling
Firms in 2011, 2012 and 2013, respectively, as sales compensation with respect to the contracts. The Principal Underwriter retained no underwriting commissions for the sale of the contracts.



Purchase of Securities Being Offered
The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling our products; through independent insurance brokers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee and/or surrender charge may be reduced or waived.

Both before and after the Annuity Commencement Date, there are exchange privileges between Subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The Contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.

The offering of the contracts is continuous.



Interest Adjustment Example
Note: This example is intended to show how the Interest Adjustment calculation impacts the surrender value of a representative contract. The surrender charges, annual account fee, adjustment factor, and guaranteed minimum interest rate values shown here are generally different from those that apply to specific contracts, particularly those contracts that deduct an initial sales load or pay a bonus on deposits. Calculations of the Interest Adjustment in your contract, if applicable, will be based on the factors applicable to your contract. The Interest Adjustment may be referred to as a Market Value Adjustment in your contract.

                     SAMPLE CALCULATIONS FOR MALE 35 ISSUE
                             CASH SURRENDER VALUES


         Single Premium..................    $50,000
         Premium taxes...................    None
         Withdrawals.....................    None
         Guaranteed Period...............    5 years
         Guaranteed Interest Rate........    3.50%
         Annuity Date....................    Age 70
         Index Rate A....................    3.50%
         Index Rate B....................    4.00% End of contract year 1
                                             3.50% End of contract year 2
                                             3.00% End of contract year 3
                                             2.00% End of contract year 4
         Percentage adjustment to B......    0.50%



         Interest Adjustment Formula                  (1 + Index A)n
                                              ------------------------------
                                                                             -1
         n = Remaining Guaranteed Period      (1 + Index B + % Adjustment)n

                          SURRENDER VALUE CALCULATION


                                                   (3)
                   (1)             (2)          Adjusted     (4)         (5)         (6)         (7)
                 Annuity      1 + Interest       Annuity   Minimum   Greater of   Surrender   Surrender
Contract Year     Value    Adjustment Formula     Value     Value     (3) & (4)     Charge      Value
--------------- --------- -------------------- ---------- --------- ------------ ----------- ----------
1..............  $51,710       0.962268         $49,759    $50,710     $50,710      $4,250    $46,460
2..............  $53,480       0.985646         $52,712    $51,431     $52,712      $4,250    $48,462
3..............  $55,312       1.000000         $55,312    $52,162     $55,312      $4,000    $51,312
4..............  $57,208       1.009756         $57,766    $52,905     $57,766      $3,500    $54,266
5..............  $59,170          N/A           $59,170    $53,658     $59,170      $3,000    $56,170

                           ANNUITY VALUE CALCULATION


                   BOY*                             Annual         EOY**
                 Annuity         Guaranteed        Account        Annuity
Contract Year     Value        Interest Rate         Fee           Value
--------------- ---------     ---------------     ---------     ----------
 1..............$50,000   x       1.035       -   $40       =   $51,710
 2..............$51,710   x       1.035       -   $40       =   $53,480
 3..............$53,480   x       1.035       -   $40       =   $55,312
 4..............$55,312   x       1.035       -   $40       =   $57,208
 5..............$57,208   x       1.035       -   $40       =   $59,170

                          SURRENDER CHARGE CALCULATION


                 Surrender
                  Charge                      Surrender
Contract Year     Factor        Deposit        Charge
--------------- ----------     ---------     ----------
 1..............   8.5%    x   $50,000   =   $4,250
 2..............   8.5%    x   $50,000   =   $4,250
 3..............   8.0%    x   $50,000   =   $4,000
 4..............   7.0%    x   $50,000   =   $3,500
 5..............   6.0%    x   $50,000   =   $3,000

                 1 + INTEREST ADJUSTMENT FORMULA CALCULATION

Contract Year    Index A   Index B   Adj Index B     N     Result
--------------- --------- --------- ------------- ------ ---------
1..............  3.50%     4.00%       4.50%         4   0.962268
2..............  3.50%     3.50%       4.00%         3   0.985646
3..............  3.50%     3.00%       3.50%         2   1.000000
4..............  3.50%     2.00%       2.50%         1   1.009756
5..............  3.50%      N/A         N/A         N/A     N/A

                           MINIMUM VALUE CALCULATION


                                   Minimum           Annual
                                  Guaranteed        Account        Minimum
Contract Year                   Interest Rate         Fee           Value
---------------                ---------------     ---------     ----------
 1..............$50,000    x       1.015       -   $40       =   $50,710
 2..............$50,710    x       1.015       -   $40       =   $51,431
 3..............$51,431    x       1.015       -   $40       =   $52,162
 4..............$52,162    x       1.015       -   $40       =   $52,905
 5..............$52,905    x       1.015       -   $40       =   $53,658


                             * BOY = beginning of year

                                        ** EOY = end of year



Annuity Payouts

Variable Annuity Payouts
Variable Annuity Payouts will be determined on the basis of:
 o the dollar value of the contract on the Annuity Commencement Date less any applicable premium tax;
 o the annuity tables contained in the contract;
 o the type of annuity option selected; and
 o the investment results of the fund(s) selected.

In order to determine the amount of variable Annuity Payouts, we make the following calculation:
 o first, we determine the dollar amount of the first payout;
 o second, we credit the contract with a fixed number of Annuity Units based on the amount of the first payout; and
 o third, we calculate the value of the Annuity Units each period thereafter.

These steps are explained below.

The dollar amount of the first periodic variable Annuity Payout is determined by applying the total value of the Accumulation Units credited under the contract valued as of the Annuity Commencement Date (less any premium taxes) to the annuity tables contained in the contract. The first variable Annuity Payout will be paid 14 days after the Annuity Commencement Date. This day of the month will become the day on which all future Annuity Payouts will be paid. Amounts shown in the tables are based on the 1983 Table "a" Individual Annuity Mortality Tables, modified, with an assumed investment return at the rate of 3%, 4% or 5% per annum, depending on the terms of your contract. The first Annuity Payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the Annuitant at the Annuity Commencement Date. The assumed interest rate is the measuring point for subsequent Annuity Payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess.

Conversely, if the actual rate is less than the assumed interest rate, Annuity Payouts will decrease. If the assumed rate of interest were to be increased, Annuity Payouts would start at a higher level but would decrease more rapidly or increase more slowly.

We may use sex-distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.

At an Annuity Commencement Date, the contract is credited with Annuity Units for each Subaccount on which variable Annuity Payouts are based. The number of Annuity Units to be credited is determined by dividing the amount of the first periodic payout by the value of an Annuity Unit in each Subaccount selected. Although the number of Annuity Units is fixed by this process, the value of such units will vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying the Contractowner's fixed number of Annuity Units in each Subaccount by the appropriate Annuity Unit value for the Valuation Date ending 14 days prior to the date that payout is due.

The value of each Subaccount's Annuity Unit will be set initially at $1.00. The Annuity Unit value for each Subaccount at the end of any Valuation Date is determined by multiplying the Subaccount Annuity Unit value for the immediately preceding Valuation Date by the product of:
 o The net investment factor of the Subaccount for the Valuation Period for which the Annuity Unit value is being determined, and
 o A factor to neutralize the assumed investment return in the annuity table.

The value of the Annuity Units is determined as of a Valuation Date 14 days prior to the payment date in order to permit calculation of amounts of Annuity Payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.



Examples of Regular Income Payment Calculations
These examples will illustrate the impact of the length of the access period and the impact of a withdrawal on the Regular Income Payments. These examples assume that the investment return is the same as the assumed investment return
(AIR) to make the Regular Income Payment calculations simpler to understand. The Regular Income Payments will vary based on the investment performance of the underlying funds.


         Annuitant............................ Male, Age 65
         Secondary Life....................... Female, Age 63
         Purchase Payment..................... $200,000.00
         Regular Income Payment Frequency..... Annual
         AIR.................................. 4.0%
         Hypothetical Investment Return....... 4.0%

                                               20-year Access Period    30-Year Access Period
         Regular Income Payment............... $ 10,566.86              $9,974.48

A 10% withdrawal from the Account Value will reduce the Regular Income Payments by 10% to $9,510.17 with the 20-year access period and $8,977.03 with the 30-year access period.

At the end of the 20-year Access Period, the remaining Account Value of $110,977.41 (assuming no withdrawals) will be used to continue the $10,566.86 Regular Income Payment during the Lifetime Income Period for the lives of the annuitant and Secondary Life. At the end of the 30-year Access Period, the remaining Account Value of $66,884.77 (assuming no withdrawals) will be used to continue the $9,974.48 Regular Income Payment during the Lifetime Income Period for the lives of the annuitant and Secondary Life. (Note: the Regular Income Payments during the Lifetime Income Period will vary with the investment performance of the underlying funds).



Determination of Accumulation and Annuity Unit Value
A description of the days on which Accumulation and Annuity Units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.

Since the portfolios of some of the fund and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those fund and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series.


Capital Markets

In any particular year, our capital may increase or decrease depending on a variety of factors - the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.

Advertising & Ratings

We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln New York or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the product and do not refer to the performance of the product, or any separate account, including the underlying investment options. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. The current outlook for the insurance subsidiaries is stable for Moody's, A.M. Best, Fitch, and Standard & Poor's. Our financial strength ratings, which are intended to measure our ability to meet contract holder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings. For more information on ratings, including outlooks, see www.LincolnFinancial.com/investor.


About the S&P 500 Index

Investors look to indexes as a standard of market performance. Indexes are groups of stocks or bonds selected to represent an entire market. The S&P 500 Index is a widely used measure of large US company stock performance. It consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade, and range and diversity of the American economy.

In some cases, fund names and/or their objectives may include references to certain indices, such as the S&P 500 Index. Neither the contract nor the funds are sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the contract or any member of the public regarding the advisability of investing in securities generally or in the contract particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the contract. S&P has no obligation to take the needs of the Licensee or the owners of the contract into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the contract or the timing of the issuance or sale of the contract or in the determination or calculation of the equation by which the contract is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the contract.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND OR ITS SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.



Unclaimed Property
During 2013, a Global Resolution Agreement entered into by us and a third party auditor became effective upon its acceptance by the unclaimed property departments of 41 states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Master Death File ("SSMDF") to identify deceased insureds and contractholders where a valid claim has not been made. Also in December 2013, a Regulatory Settlement Agreement entered into by us to resolve a multi-state market conduct examination regarding its adherence to state claim settlement practices became effective upon its acceptance by the insurance departments of 20 states and jurisdictions. The final agreement covers 52 states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires us to adopt and implement additional procedures comparing its records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are conducting examinations and audits of our compliance with unclaimed property laws and considering proposals that would apply prospectively and require life insurance companies to take additional steps to identify unreported deceased policy and contract holders. These prospective changes and any escheatable property identified as a result of the audits and inquiries could result in: (1) additional payments of previously unclaimed death benefits; (2) the payment of abandoned funds to U.S.


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jurisdictions; and (3) changes in our practices and procedures for the identification of escheatable funds and beneficiaries, which would impact claim payments and reserves, among other consequences.



Additional Services
Dollar Cost Averaging (DCA) - You may systematically transfer, on a monthly basis or in accordance with other terms we make available, amounts from certain Subaccounts, or the fixed side (if available) of the contract into the Subaccounts or in accordance with other terms we make available. You may elect to participate in the DCA program at the time of application or at anytime before the Annuity Commencement Date by completing an election form available from us. The minimum amount to be dollar cost averaged is $1,500 ($2,000 for contracts purchased prior to November 15, 2010) over any period between six and 60 months. Once elected, the program will remain in effect until the earlier of:
 o the Annuity Commencement Date;
 o the value of the amount being DCA'd is depleted; or
 o you cancel the program by written request or by telephone if we have your telephone authorization on file.

We reserve the right to restrict access to this program at any time.

A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or Interest Adjustment which may apply to transfers. Upon receipt of an additional Purchase Payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional Purchase Payments will be credited with interest at the standard DCA rate at the time. We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss.

Automatic Withdrawal Service (AWS) - AWS provides an automatic, periodic withdrawal of Contract Value to you. AWS may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the Contractowner. You may elect to participate in AWS at the time of application or at any time before the Annuity Commencement Date by sending a written request to us. The minimum Contract Value required to establish AWS is $10,000. You may cancel or make changes to your AWS program at any time by sending a written request to us. If telephone authorization has been elected, certain changes may be made by telephone. Notwithstanding the requirements of the program, any withdrawal must be permitted under Section 401(a)(9) of the IRC for qualified plans or permitted under Section 72 of the IRC for non-qualified contracts. To the extent that withdrawals under AWS do not qualify for an exemption from the contingent deferred sales charge, we will assess any applicable surrender charges on those withdrawals. See Surrender Charge.

Cross Reinvestment Program/Earnings Sweep Program - Under this option, Account Value in a designated variable Subaccount of the contract that exceeds a certain baseline amount is automatically transferred to another specific variable Subaccount(s) of the contract at specific intervals. You may elect to participate in the cross reinvestment program at the time of application or at any time before the Annuity Commencement Date by sending a written request to us or by telephone if we have your telephone authorization on file. You designate the holding account, the receiving account(s), and the baseline amount. Cross reinvestment will continue until we receive authorization to terminate the program.
The minimum holding Account Value required to establish cross-reinvestment is $10,000. A transfer under this program is not considered a transfer for purposes of limiting the number of transfers that may be made. We reserve the right to discontinue this service at any time.

Portfolio Rebalancing - Portfolio rebalancing is an option, which, if elected by the Contractowner, restores to a pre-determined level the percentage of the Contract Value, allocated to each variable Subaccount. This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to us. If portfolio rebalancing is elected, all Purchase Payments allocated to the variable Subaccounts must be subject to portfolio rebalancing. Portfolio rebalancing may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the Contractowner. The Contractowner may terminate the portfolio rebalancing program or re-enroll at any time by sending a written request to us. If telephone authorization has been elected, the Contractowner may make these elections by phone. The portfolio rebalancing program is not available following the Annuity Commencement Date.



Other Information
Due to differences in redemption rates, tax treatment or other considerations, the interests of Contractowners under the variable life accounts could conflict with those of Contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any


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separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.



Financial Statements
The December 31, 2013 financial statements of the VAA and the December 31, 2013 financial statements of Lincoln New York appear on the following pages.

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